UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

FORM N-CSR

Item 1.    Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (2/3/09)	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.52 7.43%	11.22 12.49%	12.71 13.54%	1.66 1.66%
Class	Sales Charge		One Year	Five Years	Since Inception (12/3/08)	Gross Expense Ratio[2]
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.40 7.30%	11.09 12.35%	12.66 13.47%	1.77 1.77%
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.55 6.55	11.54 11.54	12.67 12.67	2.52 2.52
Class I Shares[3]	No Sales Charge		7.76	12.75	13.87	1.41

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008 and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009. The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class and the Class C shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Value Index[5]	6.37%	13.31%	13.15%
Russell 1000® Index[6]	4.26	13.51	14.74
Average Lipper Multi-Cap Core Fund[7]	1.54	11.54	14.09

5.

The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,024.80	$5.80	$1,019.40	$5.79

Investor Class Shares	$1,000.00	$1,024.00	$6.77	$1,018.50	$6.75

Class C Shares	$1,000.00	$1,020.90	$10.46	$1,014.80	$10.43

Class I Shares	$1,000.00	$1,026.20	$4.43	$1,020.80	$4.42

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.14% for Class A, 1.33% for Investor Class, 2.06% for Class C and 0.87% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

Multi-Utilities	8.0%
Electric Utilities	6.8
Tobacco	5.7
Aerospace & Defense	5.4
Semiconductors & Semiconductor Equipment	5.3
Oil, Gas & Consumable Fuels	4.7
Diversified Telecommunication Services	4.3
Commercial Services & Supplies	3.9
Household Products	3.8
Beverages	3.6
Banks	3.4
Pharmaceuticals	3.1
Insurance	3.0
Food Products	2.8
Real Estate Investment Trusts	2.8
Capital Markets	2.5
Industrial Conglomerates	2.3
IT Services	2.2
Electrical Equipment	2.0
Software	2.0

Biotechnology	1.7%
Chemicals	1.7
Wireless Telecommunication Services	1.5
Food & Staples Retailing	1.3
Hotels, Restaurants & Leisure	1.3
Media	1.3
Health Care Providers & Services	1.2
Air Freight & Logistics	1.1
Technology Hardware, Storage & Peripherals	1.1
Containers & Packaging	0.9
Distributors	0.9
Communications Equipment	0.8
Health Care Equipment & Supplies	0.8
Automobiles	0.7
Gas Utilities	0.7
Specialty Retail	0.7
Short-Term Investment	4.2
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Philip Morris International, Inc.

2.	Reynolds American, Inc.

3.	AT&T, Inc.

4.	WEC Energy Group, Inc.

5.	Verizon Communications, Inc.
6.	Altria Group, Inc.

7.	Kimberly-Clark Corp.

8.	Lockheed Martin Corp.

9.	AbbVie, Inc.

10.	Duke Energy Corp.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 7.43% for Class A shares, 7.30% for Investor Class shares and 6.55% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 7.76%. For the 12 months ended October 31, 2016, all share classes outperformed the 6.37% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark, and the 4.26% return of the Russell 1000® Index,1 which is the Fund’s secondary benchmark. Over the same period, all share classes outperformed the 1.54% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Overall, companies in the Fund’s diversified portfolio continued to grow free cash flow and remained committed to consistently returning cash to shareholders through a combination of cash dividends, share buybacks and debt reduction. The most significant contributors to the Fund’s outperformance were stock selection and an underweight position relative to the Russell 1000® Value Index in the financials sector and overweight exposure to traditionally shareholder-yield-friendly companies in the utilities and consumer staples sectors. (Contributions take weightings and total returns into account.) The most significant detractors from the Fund’s relative performance were stock selection in the energy sector and stock selection in the materials sector.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the top contributors to the Fund’s absolute performance during the reporting period were Microchip Technology, Waste Management and WEC Energy. Shares of Microchip Technology, a leading supplier of microcontrollers and analog, interfaced and mixed-signal microchips, benefited from strong underlying demand, particularly from the company’s industrial customers. The company also recently announced a positive update on the integration of its Atmel acquisition. The synergy target was reiterated, but the time line to achieve those gains was reduced. Microchip has paid a growing dividend and remained focused on debt reduction following its recent acquisitions. Waste Management, the largest nonhazardous waste operator in North America, continued to report strong results driven by a combination of volume improvements and price realization. The company also continued to make progress on cost programs and generated strong free cash flow, which it returned to shareholders through a growing dividend and share repurchases. WEC Energy is a regulated utility company that provides electricity and natural gas services to customers in Wisconsin, Illinois, Minnesota and Michigan. The company’s shares outperformed as the company continued to execute well on its integration plan following the acquisition of Integrys in June 2015.

Among the stocks that detracted the most from the Fund’s absolute performance during the reporting period were ConocoPhillips, Kinder Morgan and Seagate. ConocoPhillips, an independent exploration and production company that operates in North America, Europe, Asia and the Middle East, explores, produces, transports and markets crude oil, natural gas, natural gas liquids, liquefied natural gas and bitumen. Falling energy prices in 2015 significantly reduced the company’s cash flow and dividend coverage. While the company stated that it was dedicated to preserving its dividend, we exited the Fund’s position as its balance-sheet capacity weakened and the risk of a dividend cut rose. ConocoPhillips did cut its dividend after the Fund sold its shares. Kinder Morgan is the largest energy infrastructure company in the United States, providing pipeline transportation, storage, CO2 supply, and terminals services to other energy companies. The Fund held Kinder Morgan–controlled pipeline companies for many years, as these entities had paid substantial and growing dividends. In October 2015, the company raised its dividend and continued to guide to a mid to high single-digit dividend growth rate. In late November, however, Kinder Morgan increased its equity stake in a highly leveraged affiliate, which led Moody’s to change the company’s outlook to negative. This resulted in an increased cost of capital to fund growth projects. As a result, in December, the company’s guidance for over $5 billion of cash flow after maintenance capital expenditures was unchanged, but management chose to significantly reduce the cash dividend and redirect the cash flow to fund growth. We subsequently sold the Fund’s position in the company. Shares of Seagate, the world’s second-largest hard disk drive manufacturer, fell because of prereleased operating results, which highlighted the challenging conditions in the data storage device industry. While the company remained committed to its dividend and shareholder yield policies, the visibility into near-term cash generation was significantly diminished, and we sold the Fund’s position in the stock.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among them were positions in advanced wireless technologies company Qualcomm, communications equipment company Cisco Systems, banking company U.S. Bancorp and semiconductor equipment company Analog Devices. These positions were added to the Fund because of their favorable shareholder-yield attributes. Among the positions eliminated from the Fund during the reporting period were ConocoPhilips, Kinder Morgan and Seagate.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally the result of our bottom-up stock selection process. During the reporting period, the most significant sector-weighting increases were in the information technology, utilities and telecommunication services sectors. Over the same period, the Fund reduced exposure to the energy and financials sectors, among others.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund remained significantly overweight relative to the Russell 1000® Value Index in the utilities, consumer staples and industrials sectors. As of the same date, the Fund’s most substantially underweight positions relative to the Index were in the financials, energy and health care sectors. The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2016

	Shares	Value

Common Stocks 95.3%†
Aerospace & Defense 5.4%
Boeing Co. (The)	4,854	$691,355
General Dynamics Corp.	5,133	773,748
♦Lockheed Martin Corp.	7,144	1,760,139
Raytheon Co.	10,993	1,501,754
United Technologies Corp.	7,976	815,147

		5,542,143

Air Freight & Logistics 1.1%
United Parcel Service, Inc. Class B	9,987	1,076,199

Automobiles 0.7%
Daimler A.G., Sponsored ADR	10,211	726,921

Banks 3.4%
Commonwealth Bank of Australia, Sponsored ADR	8,312	464,101
M&T Bank Corp.	6,083	746,567
People’s United Financial, Inc.	42,173	684,889
U.S. Bancorp	18,852	843,815
Wells Fargo & Co.	15,171	698,018

		3,437,390

Beverages 3.6%
Coca-Cola Co. (The)	24,823	1,052,495
Coca-Cola European Partners PLC	18,628	716,060
Molson Coors Brewing Co. Class B	9,987	1,036,751
PepsiCo., Inc.	7,871	843,771

		3,649,077

Biotechnology 1.7%
♦AbbVie, Inc.	31,130	1,736,431

Capital Markets 2.5%
BlackRock, Inc.	2,731	931,927
CME Group, Inc.	16,232	1,624,823

		2,556,750

Chemicals 1.7%
Agrium, Inc.	6,178	567,264
Dow Chemical Co. (The)	22,315	1,200,770

		1,768,034

Commercial Services & Supplies 3.9%
Deluxe Corp.	19,746	1,208,455
Republic Services, Inc.	21,701	1,142,124
Waste Management, Inc.	24,153	1,585,886

		3,936,465

	Shares	Value

Communications Equipment 0.8%
Cisco Systems, Inc.	27,840	$854,131

Containers & Packaging 0.9%
Bemis Co., Inc.	19,019	926,606

Distributors 0.9%
Genuine Parts Co.	10,323	935,161

Diversified Telecommunication Services 4.3%
♦AT&T, Inc.	50,931	1,873,752
CenturyLink, Inc.	24,964	663,543
♦Verizon Communications, Inc.	37,883	1,822,172

		4,359,467

Electric Utilities 6.8%
♦Duke Energy Corp.	21,589	1,727,552
Entergy Corp.	20,192	1,487,746
Eversource Energy	23,985	1,320,614
PPL Corp.	45,965	1,578,438
Southern Co. (The)	14,947	770,817

		6,885,167

Electrical Equipment 2.0%
Eaton Corp. PLC	16,232	1,035,114
Emerson Electric Co.	19,410	983,699

		2,018,813

Food & Staples Retailing 1.3%
CVS Health Corp.	7,033	591,475
Wal-Mart Stores, Inc.	10,658	746,273

		1,337,748

Food Products 2.8%
Campbell Soup Co.	20,416	1,109,405
Kraft Heinz Co. (The)	19,410	1,726,520

		2,835,925

Gas Utilities 0.7%
WGL Holdings, Inc.	11,769	742,271

Health Care Equipment & Supplies 0.8%
Medtronic PLC	9,541	782,553

Health Care Providers & Services 1.2%
UnitedHealth Group, Inc.	8,982	1,269,426

Hotels, Restaurants & Leisure 1.3%
Brinker International, Inc.	13,383	658,979

♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)
†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	6,139	$691,067

		1,350,046

Household Products 3.8%
Colgate-Palmolive Co.	8,144	581,156
♦Kimberly-Clark Corp.	15,729	1,799,555
Procter & Gamble Co. (The)	17,238	1,496,258

		3,876,969

Industrial Conglomerates 2.3%
3M Co.	9,485	1,567,870
Honeywell International, Inc.	6,697	734,527

		2,302,397

Insurance 3.0%
Allianz S.E., Sponsored ADR	47,194	732,923
Arthur J. Gallagher & Co.	27,895	1,345,376
Marsh & McLennan Cos., Inc.	15,618	990,025

		3,068,324

IT Services 2.2%
Automatic Data Processing, Inc.	14,780	1,286,747
Paychex, Inc.	17,629	973,121

		2,259,868

Media 1.3%
Regal Entertainment Group Class A	33,582	722,349
Time Warner, Inc.	6,171	549,157

		1,271,506

Multi-Utilities 8.0%
Ameren Corp.	33,364	1,666,532
CMS Energy Corp.	29,956	1,262,645
Dominion Resources, Inc.	13,110	985,872
NiSource, Inc.	31,800	739,668
SCANA Corp.	10,881	798,230
Vectren Corp.	17,294	870,061
♦WEC Energy Group, Inc.	31,241	1,865,713

		8,188,721

Oil, Gas & Consumable Fuels 4.7%
Enterprise Products Partners, L.P.	24,097	608,208
Exxon Mobil Corp.	13,327	1,110,406
Occidental Petroleum Corp.	17,964	1,309,755
Royal Dutch Shell PLC Class A, Sponsored ADR	18,467	919,841
Spectra Energy Corp.	20,082	839,629

		4,787,839

Pharmaceuticals 3.1%
Johnson & Johnson	13,054	1,514,134
Merck & Co., Inc.	17,349	1,018,733
Pfizer, Inc.	21,310	675,740

		3,208,607

	Shares	Value

Real Estate Investment Trusts 2.8%
Corrections Corporation of America	11,981	$173,125
Iron Mountain, Inc.	33,364	1,125,368
Welltower, Inc.	22,874	1,567,555

		2,866,048

Semiconductors & Semiconductor Equipment 5.3%
Analog Devices, Inc.	12,280	787,148
Intel Corp.	18,131	632,228
Microchip Technology, Inc.	25,773	1,560,555
QUALCOMM, Inc.	14,445	992,661
Texas Instruments, Inc.	20,639	1,462,273

		5,434,865

Software 2.0%
Microsoft Corp.	21,924	1,313,686
Oracle Corp.	18,964	728,597

		2,042,283

Specialty Retail 0.7%
Home Depot, Inc. (The)	5,748	701,314

Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	9,708	1,102,246

Tobacco 5.7%
♦Altria Group, Inc.	27,281	1,803,820
♦Philip Morris International, Inc.	20,919	2,017,428
♦Reynolds American, Inc.	35,778	1,970,652

		5,791,900

Wireless Telecommunication Services 1.5%
Vodafone Group PLC, Sponsored ADR	56,064	1,560,822

Total Common Stocks (Cost $93,070,785)		97,190,433

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 4.2%
Repurchase Agreement 4.2%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $4,253,909 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 12/31/18, with a Principal Amount of $4,260,000 and a Market Value of $4,339,875)	$4,253,906	$4,253,906

Total Short-Term Investment (Cost $4,253,906)		4,253,906

Total Investments (Cost $97,324,691) (a)	99.5%	101,444,339
Other Assets, Less Liabilities	0.5	529,024
Net Assets	100.0%	$101,973,363

(a)	As of October 31, 2016, cost was $97,378,143 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,693,453
Gross unrealized depreciation	(1,627,257)

Net unrealized appreciation	$4,066,196

The following abbreviation is used in the preceding pages:

ADR—American	Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$97,190,433	$—	$—	$97,190,433
Short-Term Investment
Repurchase Agreement	—	4,253,906	—	4,253,906

Total Investments in Securities	$97,190,433	$4,253,906	$—	$101,444,339

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $97,324,691)	$101,444,339
Receivables:
Investment securities sold	392,793
Dividends and interest	138,977
Fund shares sold	74,295
Other assets	46,347

Total assets	102,096,751

Liabilities
Payables:
Manager (See Note 3)	51,984
Fund shares redeemed	16,179
Professional fees	14,574
NYLIFE Distributors (See Note 3)	13,263
Transfer agent (See Note 3)	10,992
Custodian	7,106
Shareholder communication	4,792
Trustees	264
Accrued expenses	4,234

Total liabilities	123,388

Net assets	$101,973,363

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,146
Additional paid-in capital	97,400,978

97,408,124
Undistributed net investment income	29,699
Accumulated net realized gain (loss) on investments	415,892
Net unrealized appreciation (depreciation) on investments	4,119,648

Net assets	$101,973,363

Class A
Net assets applicable to outstanding shares	$26,700,905

Shares of beneficial interest outstanding	1,876,107

Net asset value per share outstanding	$14.23
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share outstanding	$15.06

Investor Class
Net assets applicable to outstanding shares	$2,860,818

Shares of beneficial interest outstanding	201,854

Net asset value per share outstanding	$14.17
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.99

Class C
Net assets applicable to outstanding shares	$8,416,269

Shares of beneficial interest outstanding	609,994

Net asset value and offering price per share outstanding	$13.80

Class I
Net assets applicable to outstanding shares	$63,995,371

Shares of beneficial interest outstanding	4,458,274

Net asset value and offering price per share outstanding	$14.35

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$1,826,746
Interest	776

Total income	1,827,522

Expenses
Manager (See Note 3)	422,344
Distribution/Service—Class A (See Note 3)	42,012
Distribution/Service—Investor Class (See Note 3)	5,587
Distribution/Service—Class C (See Note 3)	50,393
Professional fees	65,099
Registration	56,442
Transfer agent (See Note 3)	49,866
Custodian	16,883
Shareholder communication	10,541
Trustees	1,607
Miscellaneous	10,426

Total expenses before waiver/reimbursement	731,200
Expense waiver/reimbursement from Manager (See Note 3)	(92,171)
Reimbursement from custodian (b)	(9,167)

Net expenses	629,862

Net investment income (loss)	1,197,660

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	335,748
Net change in unrealized appreciation (depreciation) on investments	1,030,399

Net realized and unrealized gain (loss) on investments	1,366,147

Net increase (decrease) in net assets resulting from operations	$2,563,807

(a)	Dividends recorded net of foreign withholding taxes in the amount of $12,889.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,197,660	$569,982
Net realized gain (loss) on investments	335,748	1,090,350
Net change in unrealized appreciation (depreciation) on investments	1,030,399	(1,296,511)

Net increase (decrease) in net assets resulting from operations	2,563,807	363,821

Dividends and distributions to shareholders:
From net investment income:
Class A	(316,115)	(273,261)
Investor Class	(37,503)	(37,984)
Class C	(55,226)	(56,033)
Class I	(685,967)	(178,236)

	(1,094,811)	(545,514)

From net realized gain on investments:
Class A	(485,636)	(324,193)
Investor Class	(74,090)	(50,878)
Class C	(145,357)	(93,376)
Class I	(255,774)	(234,511)

	(960,857)	(702,958)

Total dividends and distributions to shareholders	(2,055,668)	(1,248,472)

Capital share transactions:
Net proceeds from sale of shares	93,365,734	11,102,187
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,011,894	1,189,621
Cost of shares redeemed	(18,512,895)	(8,864,674)

Increase (decrease) in net assets derived from capital share transactions	76,864,733	3,427,134

Net increase (decrease) in net assets	77,372,872	2,542,483

Net Assets
Beginning of year	24,600,491	22,058,008

End of year	$101,973,363	$24,600,491

Undistributed (distributions in excess of) net investment income at end of year	$29,699	$(40,350)

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$14.06		$14.55	$13.57	$13.56	$12.68

Net investment income (loss) (a)	0.29		0.33	0.28	0.26	0.12
Net realized and unrealized gain (loss) on investments	0.69		(0.04)	1.66	2.53	1.47

Total from investment operations	0.98		0.29	1.94	2.79	1.59

Less dividends and distributions:
From net investment income	(0.26)		(0.33)	(0.39)	(0.10)	(0.04)
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)

Total dividends and distributions	(0.81)		(0.78)	(0.96)	(2.78)	(0.71)

Net asset value at end of year	$14.23		$14.06	$14.55	$13.57	$13.56

Total investment return (b)	7.43%		2.06%	15.14%	25.99%	13.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04	%(c)	2.36%	2.05%	2.07%	0.89%
Net expenses	1.16	%(d)	1.24%	1.26%	1.32%	1.31	%(e)
Expenses (before waiver/reimbursement)	1.33%		1.76%	1.63%	2.03%	1.62	%(e)
Portfolio turnover rate	14%		19%	16%	39%	50%
Net assets at end of year (in 000’s)	$26,701		$12,473	$10,219	$7,272	$1,090

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(e)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$14.01		$14.50	$13.52	$13.54	$12.66

Net investment income (loss) (a)	0.27		0.32	0.25	0.25	0.13
Net realized and unrealized gain (loss) on investments	0.68		(0.05)	1.65	2.53	1.46

Total from investment operations	0.95		0.27	1.90	2.78	1.59

Less dividends and distributions:
From net investment income	(0.24)		(0.31)	(0.35)	(0.12)	(0.04)
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)

Total dividends and distributions	(0.79)		(0.76)	(0.92)	(2.80)	(0.71)

Net asset value at end of year	$14.17		$14.01	$14.50	$13.52	$13.54

Total investment return (b)	7.30%		1.86%	14.86%	25.95%	13.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92	%(c)	2.26%	1.85%	2.05%	1.02%
Net expenses	1.34	%(d)	1.35%	1.46%	1.47%	1.21	%(e)
Expenses (before waiver/reimbursement)	1.51%		1.87%	1.83%	2.18%	1.50	%(e)
Portfolio turnover rate	14%		19%	16%	39%	50%
Net assets at end of year (in 000’s)	$2,861		$1,869	$1,610	$1,193	$444

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.35%.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$13.66		$14.16	$13.18	$13.34	$12.53

Net investment income (loss) (a)	0.15		0.20	0.15	0.15	0.03
Net realized and unrealized gain (loss) on investments	0.69		(0.04)	1.62	2.47	1.45

Total from investment operations	0.84		0.16	1.77	2.62	1.48

Less dividends and distributions:
From net investment income	(0.15)		(0.21)	(0.22)	(0.10)	—
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)

Total dividends and distributions	(0.70)		(0.66)	(0.79)	(2.78)	(0.67)

Net asset value at end of year	$13.80		$13.66	$14.16	$13.18	$13.34

Total investment return (b)	6.55%		1.13%	14.08%	24.84%	12.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09	%(c)	1.45%	1.10%	1.24%	0.23%
Net expenses	2.07	%(d)	2.10%	2.21%	2.22%	1.98	%(e)
Expenses (before waiver/reimbursement)	2.24%		2.62%	2.58%	2.93%	2.23	%(e)
Portfolio turnover rate	14%		19%	16%	39%	50%
Net assets at end of year (in 000’s)	$8,416		$3,762	$2,612	$1,280	$393

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.08%.
(e)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$14.17		$14.67	$13.68	$13.62	$12.75

Net investment income (loss) (a)	0.31		0.38	0.32	0.39	0.14
Net realized and unrealized gain (loss) on investments	0.72		(0.07)	1.67	2.45	1.48

Total from investment operations	1.03		0.31	1.99	2.84	1.62

Less dividends and distributions:
From net investment income	(0.30)		(0.36)	(0.43)	(0.10)	(0.08)
From net realized gain on investments	(0.55)		(0.45)	(0.57)	(2.68)	(0.67)

Total dividends and distributions	(0.85)		(0.81)	(1.00)	(2.78)	(0.75)

Net asset value at end of year	$14.35		$14.17	$14.67	$13.68	$13.62

Total investment return (b)	7.76%		2.23%	15.42%	26.36%	13.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18	%(c)	2.67%	2.32%	3.15%	1.06%
Net expenses	0.87	%(d)	0.99%	1.01%	1.07%	1.05	%(e)
Expenses (before waiver/reimbursement)	1.04%		1.51%	1.38%	1.78%	1.10	%(e)
Portfolio turnover rate	14%		19%	16%	39%	50%
Net assets at end of year (in 000’s)	$63,995		$6,496	$7,618	$7,892	$37,430

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.89%.
(e)	Net of interest expense of less than 0.01%.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax

20	MainStay Epoch U.S. Equity Yield Fund

liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were

21

Notes to Financial Statements (continued)

required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; and 0.69% in excess of $500 million. During the year ended October 31, 2016, the effective management fee rate was 0.72%.

Prior to March 25, 2016, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until April 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Prior to March 25, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. That agreement expires on March 1, 2017.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $422,344 and waived its fees and/or reimbursed expenses in the amount of $92,171.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $20,346 and $4,379, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class and Class C shares of $100 and $811, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$10,909
Investor Class	5,279
Class C	11,872
Class I	21,806

22	MainStay Epoch U.S. Equity Yield Fund

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$29,699	$469,344	$—	$4,066,196	$4,565,239

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(32,800)	$51,814	$(19,014)

The reclassifications for the Fund are primarily due to partnerships, return of capital distributions, and capital gain distributions from Real Estate Investment Trusts (REITs).

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$1,094,811	$535,072
Long-Term Capital Gain	960,857	713,400
Total	$2,055,668	$1,248,472

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $80,236 and $8,005, respectively.

23

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,278,336	$18,296,625
Shares issued to shareholders in reinvestment of dividends and distributions	57,539	777,062
Shares redeemed	(376,967)	(5,272,945)

Net increase (decrease) in shares outstanding before conversion	958,908	13,800,742
Shares converted into Class A (See Note 1)	37,852	535,694
Shares converted from Class A (See Note 1)	(7,998)	(114,980)

Net increase (decrease)	988,762	$14,221,456

Year ended October 31, 2015:
Shares sold	392,473	$5,590,406
Shares issued to shareholders in reinvestment of dividends and distributions	40,450	563,684
Shares redeemed	(254,511)	(3,589,726)

Net increase (decrease) in shares outstanding before conversion	178,412	2,564,364
Shares converted into Class A (See Note 1)	17,427	248,984
Shares converted from Class A (See Note 1)	(10,643)	(145,315)

Net increase (decrease)	185,196	$2,668,033

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	119,219	$1,683,127
Shares issued to shareholders in reinvestment of dividends and distributions	8,242	110,250
Shares redeemed	(27,850)	(388,157)

Net increase (decrease) in shares outstanding before conversion	99,611	1,405,220
Shares converted into Investor Class (See Note 1)	6,786	97,070
Shares converted from Investor Class (See Note 1)	(38,014)	(535,694)

Net increase (decrease)	68,383	$966,596

Year ended October 31, 2015:
Shares sold	53,868	$764,944
Shares issued to shareholders in reinvestment of dividends and distributions	6,295	87,478
Shares redeemed	(30,908)	(439,747)

Net increase (decrease) in shares outstanding before conversion	29,255	412,675
Shares converted into Investor Class (See Note 1)	10,687	145,315
Shares converted from Investor Class (See Note 1)	(17,493)	(248,984)

Net increase (decrease)	22,449	$309,006

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	454,775	$6,350,615
Shares issued to shareholders in reinvestment of dividends and distributions	15,386	200,162
Shares redeemed	(135,503)	(1,813,068)

Net increase (decrease)	334,658	$4,737,709

Year ended October 31, 2015:
Shares sold	244,050	$3,408,639
Shares issued to shareholders in reinvestment of dividends and distributions	10,970	149,194
Shares redeemed	(164,093)	(2,246,925)

Net increase (decrease)	90,927	$1,310,908

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	4,697,335	$67,035,367
Shares issued to shareholders in reinvestment of dividends and distributions	65,148	924,420
Shares redeemed	(763,750)	(11,038,725)

Net increase (decrease) in shares outstanding before conversion	3,998,733	56,921,062
Shares converted into Class I (See Note 1)	1,232	17,910

Net increase (decrease)	3,999,965	$56,938,972

Year ended October 31, 2015:
Shares sold	92,028	$1,338,198
Shares issued to shareholders in reinvestment of dividends and distributions	27,663	389,265
Shares redeemed	(180,720)	(2,588,276)

Net increase (decrease)	(61,029)	$(860,813)

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. Equity Yield Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. Equity Yield Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

25

Federal Income Tax Information

(Unaudited)

The Fund is required (under the Internal Revenue Code to advise share-holders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $960,857 as long term capital gain distributions.

For the fiscal year ended October 31, 2016, the Fund designated approximately $1,094,811 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 100% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Epoch U.S. Equity Yield Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

27

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

28	MainStay Epoch U.S. Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay Epoch U.S. Equity Yield Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716817 MS316-16	MSEUE11-12/16 (NYLIM) NL239

MainStay Epoch Global Choice Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–10.07 –4.84%	6.42 7.63%	2.42 3.00%	1.34 1.34%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–10.26 –5.04	6.17 7.38	2.26 2.84	1.58 1.58
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–6.67 –5.78	6.57 6.57	2.27 2.27	2.33 2.33
Class I Shares[3]	No Sales Charge		–4.56	7.91	3.46	1.09

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from October 31, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure, had different principal investment strategies and investment process and was advised by Epoch Investment Partners, Inc.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from October 31, 2006 through November 15, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class and the Class C shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[5]	1.18%	9.03%	3.89%
Average Lipper Global Multi-Cap Core Fund[6]	0.95	8.03	3.67

5.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper Global Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have above-average characteristics compared to the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$995.90	$6.82	$1,018.30	$6.90

Investor Class Shares	$1,000.00	$994.70	$8.02	$1,017.10	$8.11

Class C Shares	$1,000.00	$990.70	$11.76	$1,013.30	$11.89

Class I Shares	$1,000.00	$997.70	$5.52	$1,019.60	$5.58

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.36% for Class A, 1.60% for Investor Class, 2.35% for Class C and 1.10% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2016 (Unaudited)

United States	63.9%
France	9.2
United Kingdom	8.0
Belgium	3.4
Hong Kong	3.2
Italy	2.5

Japan	2.5%
Spain	2.5
Germany	2.4
Republic of Korea	2.4
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc. Class C

2.	Microsoft Corp.

3.	Visa, Inc. Class A

4.	Sodexo S.A.

5.	Anheuser-Busch InBev S.A.
6.	Vodafone Group PLC

7.	Safran S.A.

8.	AIA Group, Ltd.

9.	Allergan PLC

10.	Time Warner, Inc.

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, David Pearl and William J. Booth, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned –4.84% for Class A shares, –5.04% for Investor Class shares and –5.78% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned –4.56%. For the 12 months ended October 31, 2016, all share classes underperformed the 1.18% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 0.95% return of the Average Lipper2 Global Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection had the most significant impact on the Fund’s performance relative to the MSCI World Index. Although stock selection detracted in consumer staples, health care and industrials, among other sectors, it contributed positively in the consumer discretionary and information technology sectors. (Contributions take weightings and total returns into account.) The Fund’s overweight position relative to the MSCI World Index in the information technology sector, which outperformed the market, also helped relative performance significantly.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contributions to the Fund’s absolute performance were Applied Materials, Time Warner and Sodexo. U.S.-based technology company Applied Materials continued to perform well following the company’s improved operating guidance in the third quarter of 2016. Shares of American multinational media and entertainment conglomerate Time Warner advanced during the reporting period on the back of increased cable fees and the company’s announced plan to merge with AT&T. French facilities management company Sodexo advanced during the reporting period, largely as a result of sustained demand in North America.

Among the stocks that detracted from the Fund’s absolute performance were Anadarko Petroleum, Accor and Gilead

Sciences. Anadarko Petroleum was sold during the reporting period prior to the rebound in oil prices. The energy stock had a low weighting, which contributed positively for a while as oil prices declined. Accor, a French hospitality company, declined in line with a general slowdown in travel-related stocks following terror attacks in France during the summer. Biotechnology company Gilead Sciences declined during the reporting period after the company missed estimates as a result of increased competition and declining revenue for its hepatitis C drug.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among these were General Dynamics, AIA Group and Universal Display. The Fund purchased these stocks seeking to benefit from their competitive positioning and attractive risk-reward profiles. Among the positions the Fund eliminated during the reporting period were Danaher, United- Health and Airbus Group.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Fund increased its exposure to the information technology and telecommunication services sectors. Over the same period, the Fund reduced exposure to the health care, industrials and financials sectors.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns by investing in companies focused on generating significant free cash flow and allocating it intelligently for the benefit of shareholders. Large diversions from the benchmark are expected given the concentrated nature of the Fund. As of October 31, 2016, the Fund’s most significantly overweight positions relative to the MSCI World Index were in the information technology and consumer discretionary sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the financials and energy sectors.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2016

	Shares	Value

Common Stocks 96.6%†
Belgium 3.4%
♦Anheuser-Busch InBev S.A./N.V. (Beverages) (a)	51,942	$5,961,372

France 9.2%
AXA S.A. (Insurance)	199,350	4,493,808
♦Safran S.A. (Aerospace & Defense)	83,658	5,751,663
♦Sodexo S.A. (Hotels, Restaurants & Leisure)	51,900	6,027,769

		16,273,240

Germany 2.4%
Symrise A.G. (Chemicals)	61,937	4,250,140

Hong Kong 3.2%
♦AIA Group, Ltd. (Insurance)	898,660	5,671,991

Italy 2.5%
Snam S.p.A. (Gas Utilities)	830,310	4,376,893

Japan 2.5%
Suzuki Motor Corp. (Automobiles)	124,700	4,435,310

Republic of Korea 2.4%
Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals) (b)	6,000	4,233,000

Spain 2.5%
Cellnex Telecom SAU (Diversified Telecommunication Services) (b)	271,300	4,455,382

United Kingdom 8.0%
Smith & Nephew PLC (Health Care Equipment & Supplies)	279,450	4,046,416
♦Vodafone Group PLC (Wireless Telecommunication Services)	2,150,912	5,918,349
WPP PLC (Media)	187,456	4,079,555

		14,044,320

United States 60.5%
♦Allergan PLC (Pharmaceuticals) (a)	27,003	5,642,007
♦Alphabet, Inc. Class C (Internet Software & Services) (a)	9,826	7,708,890
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	165,713	4,818,934
BB&T Corp. (Banks)	116,768	4,577,306
Comcast Corp. Class A (Media)	77,710	4,804,032
CVS Health Corp. (Food & Staples Retailing)	51,754	4,352,511

	Shares	Value

United States (continued)
Danaher Corp. (Health Care Equipment & Supplies)	53,678	$4,216,407
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	60,270	3,469,744
Fidelity National Information Services, Inc. (IT Services)	35,006	2,587,644
General Dynamics Corp. (Aerospace & Defense)	29,473	4,442,760
General Electric Co. (Industrial Conglomerates)	149,517	4,350,945
Home Depot, Inc. (The) (Specialty Retail)	35,440	4,324,034
♦Microsoft Corp. (Software)	125,073	7,494,374
NextEra Energy, Inc. (Electric Utilities)	36,514	4,673,792
Oracle Corp. (Software)	109,689	4,214,251
Philip Morris International, Inc. (Tobacco)	53,200	5,130,608
Raytheon Co. (Aerospace & Defense)	33,094	4,520,971
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	122,580	4,205,720
♦Time Warner, Inc. (Media)	60,235	5,360,313
TJX Cos., Inc. (The) (Specialty Retail)	58,580	4,320,275
Universal Display Corp. (Electronic Equipment, Instruments & Components) (a)	78,350	4,050,695
♦Visa, Inc. Class A (IT Services)	89,880	7,415,999

		106,682,212

Total Common Stocks (Cost $162,255,740)		170,383,860

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
United States 3.4%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $5,946,713 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 12/31/18, with a Principal Amount of $5,955,000 and a Market Value of $6,066,656) (Capital Markets)	$5,946,708	5,946,708

Total Short-Term Investment (Cost $5,946,708)		5,946,708

Total Investments (Cost $168,202,448) (c)	100.0%	176,330,568
Other Assets, Less Liabilities	0.0 ‡	34,138
Net Assets	100.0%	$176,364,706

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of October 31, 2016, cost was $168,202,448 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$12,866,437
Gross unrealized depreciation	(4,738,317)

Net unrealized appreciation	$8,128,120

The following abbreviation is used in the preceding pages:

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$170,383,860	$—	$—	$170,383,860
Short-Term Investment
Repurchase Agreement	—	5,946,708	—	5,946,708

Total Investments in Securities	$170,383,860	$5,946,708	$—	$176,330,568

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Levels 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$14,715,394	8.3%
Automobiles	4,435,310	2.5
Banks	4,577,306	2.6
Beverages	5,961,372	3.4
Capital Markets	5,946,708	3.4
Chemicals	4,250,140	2.4
Diversified Telecommunication Services	4,455,382	2.5
Electric Utilities	4,673,792	2.6
Electronic Equipment, Instruments & Components	4,050,695	2.3
Food & Staples Retailing	4,352,511	2.5
Gas Utilities	4,376,893	2.5
Health Care Equipment & Supplies	11,732,567	6.6
Hotels, Restaurants & Leisure	6,027,769	3.4
Industrial Conglomerates	4,350,945	2.5
Insurance	10,165,799	5.8
Internet Software & Services	7,708,890	4.4
IT Services	10,003,643	5.7
Media	14,243,900	8.1
Pharmaceuticals	5,642,007	3.2
Semiconductors & Semiconductor Equipment	4,818,934	2.7
Software	11,708,625	6.6
Specialty Retail	8,644,309	4.9
Technology Hardware, Storage & Peripherals	8,438,720	4.8
Tobacco	5,130,608	2.9
Wireless Telecommunication Services	5,918,349	3.4

	176,330,568	100.0
Other Assets, Less Liabilities	34,138	0.0 ‡

Net Assets	$176,364,706	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $168,202,448)	$176,330,568
Cash denominated in foreign currencies (identified cost $45,172)	45,116
Receivables:
Dividends and interest	157,491
Fund shares sold	11,538
Other assets	40,765

Total assets	176,585,478

Liabilities
Payables:
Manager (See Note 3)	151,324
Fund shares redeemed	38,300
Professional fees	13,748
Custodian	5,611
Shareholder communication	4,864
Transfer agent (See Note 3)	3,275
NYLIFE Distributors (See Note 3)	2,349
Trustees	504
Investment securities purchased	260
Accrued expenses	537

Total liabilities	220,772

Net assets	$176,364,706

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,126
Additional paid-in capital	175,049,113

175,059,239
Undistributed net investment income	1,452,588
Accumulated net realized gain (loss) on investments and foreign currency transactions	(8,272,063)
Net unrealized appreciation (depreciation) on investments	8,128,120
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(3,178)

Net assets	$176,364,706

Class A
Net assets applicable to outstanding shares	$4,506,940

Shares of beneficial interest outstanding	266,465

Net asset value per share outstanding	$16.91
Maximum sales charge (5.50% of offering price)	0.98

Maximum offering price per share outstanding	$17.89

Investor Class
Net assets applicable to outstanding shares	$673,669

Shares of beneficial interest outstanding	40,073

Net asset value per share outstanding	$16.81
Maximum sales charge (5.50% of offering price)	0.98

Maximum offering price per share outstanding	$17.79

Class C
Net assets applicable to outstanding shares	$1,396,492

Shares of beneficial interest outstanding	87,310

Net asset value and offering price per share outstanding	$15.99

Class I
Net assets applicable to outstanding shares	$169,787,605

Shares of beneficial interest outstanding	9,732,190

Net asset value and offering price per share outstanding	$17.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$4,197,603
Interest	2,181

Total income	4,199,784

Expenses
Manager (See Note 3)	2,187,409
Professional fees	74,739
Registration	57,743
Distribution/Service—Class A (See Note 3)	12,804
Distribution/Service—Investor Class (See Note 3)	1,781
Distribution/Service—Class C (See Note 3)	15,926
Custodian	23,695
Transfer agent (See Note 3)	20,221
Shareholder communication	11,544
Trustees	5,639
Miscellaneous	27,450

Total expenses	2,438,951
Reimbursement from custodian (b)	(10,802)

Net expenses	2,428,149

Net investment income (loss)	1,771,635

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(7,995,660)
Foreign currency transactions	(67,091)

Net realized gain (loss) on investments and foreign currency transactions	(8,062,751)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,564,413)
Translation of other assets and liabilities in foreign currencies	718

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,563,695)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10,626,446)

Net increase (decrease) in net assets resulting from operations	$(8,854,811)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $131,127.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,771,635	$1,935,316
Net realized gain (loss) on investments and foreign currency transactions	(8,062,751)	10,830,897
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,563,695)	(7,352,234)

Net increase (decrease) in net assets resulting from operations	(8,854,811)	5,413,979

Dividends and distributions to shareholders:
From net investment income:
Class A	(32,410)	(21,832)
Investor Class	(2,752)	(1,423)
Class I	(1,864,841)	(1,576,754)

	(1,900,003)	(1,600,009)

From net realized gain on investments:
Class A	(254,064)	(309,983)
Investor Class	(34,318)	(40,683)
Class C	(80,462)	(83,578)
Class I	(10,337,582)	(14,208,668)

	(10,706,426)	(14,642,912)

Total dividends and distributions to shareholders	(12,606,429)	(16,242,921)

Capital share transactions:
Net proceeds from sale of shares	14,664,886	37,465,287
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,361,802	15,861,210
Cost of shares redeemed	(72,281,752)	(27,272,302)

Increase (decrease) in net assets derived from capital share transactions	(45,255,064)	26,054,195

Net increase (decrease) in net assets	(66,716,304)	15,225,253

Net Assets
Beginning of year	243,081,010	227,855,757

End of year	$176,364,706	$243,081,010

Undistributed net investment income at end of year	$1,452,588	$1,648,136

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$18.75		$19.75	$20.39	$16.09	$14.25

Net investment income (loss) (a)	0.10		0.11	0.09	0.10	0.09
Net realized and unrealized gain (loss) on investments	(0.96)		0.28	0.63	4.25	1.78
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	(0.87)		0.38	0.71	4.34	1.86

Less dividends and distributions:
From net investment income	(0.11)		(0.09)	(0.07)	(0.04)	(0.02)
From net realized gain on investments	(0.86)		(1.29)	(1.28)	—	—

Total dividends and distributions	(0.97)		(1.38)	(1.35)	(0.04)	(0.02)

Net asset value at end of year	$16.91		$18.75	$19.75	$20.39	$16.09

Total investment return (b)	(4.84%)		2.03%	3.60%	27.01%	13.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55	% (c)	0.59%	0.47%	0.54%	0.63%
Net expenses	1.34	% (d)	1.34%	1.34%	1.38%	1.48%
Portfolio turnover rate	70%		81%	101%	105%	91%
Net assets at end of year (in 000’s)	$4,507		$5,561	$4,757	$6,219	$3,921

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.35%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$18.64		$19.65	$20.31	$16.03	$14.21

Net investment income (loss) (a)	0.05		0.07	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments	(0.94)		0.27	0.61	4.22	1.77
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	(0.90)		0.33	0.66	4.28	1.82

Less dividends and distributions:
From net investment income	(0.07)		(0.05)	(0.04)	(0.00)‡	—
From net realized gain on investments	(0.86)		(1.29)	(1.28)	—	—

Total dividends and distributions	(0.93)		(1.34)	(1.32)	(0.00)‡	—

Net asset value at end of year	$16.81		$18.64	$19.65	$20.31	$16.03

Total investment return (b)	(5.04%)		1.74%	3.33%	26.74%	12.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31	% (c)	0.35%	0.31%	0.38%	0.39%
Net expenses	1.58	% (d)	1.58%	1.59%	1.61%	1.71%
Portfolio turnover rate	70%		81%	101%	105%	91%
Net assets at end of year (in 000’s)	$674		$727	$618	$537	$303

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.30%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.59%.

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$17.84		$18.94	$19.73	$15.68	$14.01

Net investment income (loss) (a)	(0.07)		(0.08)	(0.08)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.91)		0.28	0.58	4.14	1.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	(0.99)		0.19	0.49	4.05	1.67

Less distributions:
From net realized gain on investments	(0.86)		(1.29)	(1.28)	—	—

Net asset value at end of year	$15.99		$17.84	$18.94	$19.73	$15.68

Total investment return (b)	(5.78%)		1.04%	2.53%	25.83%	11.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.45	%)(c)	(0.43%)	(0.41%)	(0.47%)	(0.36%)
Net expenses	2.33	% (d)	2.33%	2.34%	2.36%	2.46%
Portfolio turnover rate	70%		81%	101%	105%	91%
Net assets at end of year (in 000’s)	$1,396		$1,719	$1,261	$806	$342

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.46%).
(d)	Without the custody fee reimbursement, net expenses would have been 2.34%.

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$19.31		$20.30	$20.92	$16.50	$14.60

Net investment income (loss) (a)	0.15		0.16	0.16	0.15	0.12
Net realized and unrealized gain (loss) on investments	(0.99)		0.29	0.62	4.36	1.83
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.01)	(0.01)	(0.01)

Total from investment operations	(0.85)		0.44	0.77	4.50	1.94

Less dividends and distributions:
From net investment income	(0.15)		(0.14)	(0.11)	(0.08)	(0.04)
From net realized gain on investments	(0.86)		(1.29)	(1.28)	—	—

Total dividends and distributions	(1.01)		(1.43)	(1.39)	(0.08)	(0.04)

Net asset value at end of year	$17.45		$19.31	$20.30	$20.92	$16.50

Total investment return (b)	(4.56%)		2.30%	3.82%	27.36%	13.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83	% (c)	0.82%	0.80%	0.80%	0.80%
Net expenses	1.09	% (d)	1.09%	1.09%	1.13%	1.23%
Portfolio turnover rate	70%		81%	101%	105%	91%
Net assets at end of year (in 000’s)	$169,788		$235,074	$221,219	$185,789	$84,193

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.82%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.10%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay Epoch Global Choice Fund

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

19

Notes to Financial Statements (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually.

Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

20	MainStay Epoch Global Choice Fund

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $2,187,409.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as

21

Notes to Financial Statements (continued)

designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $488 and $644, respectively.

During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $118.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$345
Investor Class	1,777
Class C	3,966
Class I	14,133

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,452,588	$(8,272,063)	$—	$8,124,942	$1,305,467

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(67,180)	$67,180	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss).

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $8,272,063 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$8,272	$—

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$1,900,092	$1,600,009
Long-Term Capital Gain	10,706,337	14,642,912
Total	$12,606,429	$16,242,921

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms.

22	MainStay Epoch Global Choice Fund

Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $145,906 and $195,664, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	65,094	$1,123,209
Shares issued to shareholders in reinvestment of dividends and distributions	14,951	262,543
Shares redeemed	(109,914)	(1,901,979)

Net increase (decrease) in shares outstanding before conversion	(29,869)	(516,227)
Shares converted into Class A (See Note 1)	1,674	28,381
Shares converted from Class A (See Note 1)	(1,946)	(33,977)

Net increase (decrease)	(30,141)	$(521,823)

Year ended October 31, 2015:
Shares sold	100,220	$1,940,981
Shares issued to shareholders in reinvestment of dividends and distributions	17,400	322,251
Shares redeemed	(62,058)	(1,177,342)

Net increase (decrease) in shares outstanding before conversion	55,562	1,085,890
Shares converted into Class A (See Note 1)	3,567	70,351
Shares converted from Class A (See Note 1)	(3,407)	(60,068)

Net increase (decrease)	55,722	$1,096,173

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	7,679	$132,333
Shares issued to shareholders in reinvestment of dividends and distributions	2,109	36,881
Shares redeemed	(8,105)	(140,320)

Net increase (decrease) in shares outstanding before conversion	1,683	28,894
Shares converted into Investor Class (See Note 1)	1,099	19,303
Shares converted from Investor Class (See Note 1)	(1,682)	(28,381)

Net increase (decrease)	1,100	$19,816

Year ended October 31, 2015:
Shares sold	10,793	$209,096
Shares issued to shareholders in reinvestment of dividends and distributions	2,282	42,106
Shares redeemed	(5,410)	(102,432)

Net increase (decrease) in shares outstanding before conversion	7,665	148,770
Shares converted into Investor Class (See Note 1)	3,425	60,068
Shares converted from Investor Class (See Note 1)	(3,582)	(70,351)

Net increase (decrease)	7,508	$138,487

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	29,460	$491,614
Shares issued to shareholders in reinvestment of dividends and distributions	4,161	69,700
Shares redeemed	(42,641)	(680,030)

Net increase (decrease)	(9,020)	$(118,716)

Year ended October 31, 2015:
Shares sold	49,389	$901,991
Shares issued to shareholders in reinvestment of dividends and distributions	4,701	83,578
Shares redeemed	(24,337)	(443,264)

Net increase (decrease)	29,753	$542,305

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	745,395	$12,917,730
Shares issued to shareholders in reinvestment of dividends and distributions	663,679	11,992,678
Shares redeemed	(3,851,498)	(69,559,423)

Net Increase (decrease) in shares outstanding before conversion	(2,442,424)	(44,649,015)
Shares converted into Class I (See Note 1)	827	14,674

Net increase (decrease)	(2,441,597)	$(44,634,341)

Year ended October 31, 2015:
Shares sold	1,756,246	$34,413,219
Shares issued to shareholders in reinvestment of dividends and distributions	809,946	15,413,275
Shares redeemed	(1,289,185)	(25,549,264)

Net increase (decrease)	1,277,007	$24,277,230

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by

23

Notes to Financial Statements (continued)

registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch Global Choice Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Choice Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Choice Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

25

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $10,706,337 as long term capital gain distributions.

For the fiscal year ended October 31, 2016, the Fund designated approximately $1,900,092 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Epoch Global Choice Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

27

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

28	MainStay Epoch Global Choice Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay Epoch Global Choice Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717038 MS316-16	MSEGC11-12/16 (NYLIM) NL240

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.68 0.87%	6.58 7.80%	4.36 4.95%	1.09 1.09%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.68 0.87	6.58 7.79	4.36 4.95	1.11 1.11
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.81 0.11	6.98 6.98	4.11 4.11	1.86 1.86
Class I Shares[3]	No Sales Charge		1.12	8.06	5.14	0.84
Class R2 Shares[5]	No Sales Charge		0.77	7.69	4.77	1.19
Class R3 Shares[6]	No Sales Charge		0.54	7.41	4.51	1.44
Class R6 Shares[7]	No Sales Charge		1.25	8.14	5.18	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from October 31, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from October 31, 2006 through November 15, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class and Class C shares would likely have been different.
5.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class I shares from October 31, 2006 through February 27, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R2 shares would likely have been different.
6.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class I shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.
7.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares from October 31, 2006 through June 16, 2013, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R6 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[8]	1.18%	9.03%	3.89%
Average Lipper Global Large-Cap Value Fund[9]	0.37	6.97	3.65

8.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper Global Large-Cap Value Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below-average characteristics compared to their large-cap specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$989.40	$5.50	$1,019.60	$5.58

Investor Class Shares	$1,000.00	$989.90	$5.50	$1,019.60	$5.58

Class C Shares	$1,000.00	$986.10	$9.24	$1,015.80	$9.37

Class I Shares	$1,000.00	$990.60	$4.25	$1,020.90	$4.32

Class R2 Shares	$1,000.00	$988.90	$6.05	$1,019.10	$6.14

Class R3 Shares	$1,000.00	$987.40	$7.29	$1,017.80	$7.41

Class R6 Shares	$1,000.00	$991.70	$3.70	$1,021.40	$3.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.10% for Class A and Investor Class, 1.85% for Class C, 0.85% for Class I, 1.21% for Class R2, 1.46% for Class R3 and 0.74% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2016 (Unaudited)

United States	49.9%
United Kingdom	13.4
Germany	8.3
France	6.7
Canada	4.3
Switzerland	3.6
Australia	3.4
Italy	2.2

Norway	2.0%
Netherlands	1.4
Singapore	1.3
Taiwan	1.1
Sweden	1.0
Spain	0.7
Other Assets, Less Liabilities	0.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Welltower, Inc.

2.	Philip Morris International, Inc.

3.	National Grid PLC

4.	BCE, Inc.

5.	Reynolds American, Inc.
6.	Duke Energy Corp.

7.	PPL Corp.

8.	AT&T, Inc.

9.	Muenchener Rueckversicherungs-Gesellschaft A.G. Registered

10.	Altria Group, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 0.87% for Class A shares and Investor Class shares and 0.11% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 1.12%, Class R2 shares returned 0.77%, Class R3 shares1 returned 0.54% and Class R6 shares returned 1.25%. For the 12 months ended October 31, 2016, Class R6 shares outperformed—and all other share classes underperformed—the 1.18% return of the MSCI World Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes except Class C shares outperformed the 0.37% return of the Average Lipper3 Global Large-Cap Value Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Companies within the diversified Fund continued to grow free cash flow and remained committed to consistently returning cash to shareholders through a combination of cash dividends, share buybacks and debt reduction. The vast majority of stocks in the Fund were able to achieve this and increase their dividends during the reporting period. However, stock selection in the energy and materials sectors and underweight positions relative to the MSCI World Index in the information technology and materials sectors caused most share classes of the Fund to underperform the Index.

Among the sectors where stock selection made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index were financials, information technology, telecommunication services, health care and consumer staples. (Contributions take weightings and total returns into account.) The Fund’s overweight position relative to the Index in the outperforming utilities sector also contributed positively to the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contributions to the Fund’s absolute performance were WEC Energy, Taiwan Semiconductor and AT&T. WEC Energy is a regulated utility company that provides electricity and natural gas services to customers in Wisconsin, Illinois, Minnesota and Michigan. Shares outperformed as the company continued to execute well on its integration plan following the acquisition of Integrys in June 2015. We believed that WEC could deliver above-peer earnings and cash flow growth, which the company could use to reward its shareholders with an attractive and growing dividend. Taiwan Semiconductor is one of the largest semiconductor manufacturers in the world. Shares appreciated following better-than-expected cellular demand during the reporting period. The company also provided a positive long-term road map for continued cash flow growth and reduced capital intensity over the near term, as it continued to reuse equipment and improve efficiency. Taiwan Semiconductor has paid a well-covered dividend. AT&T is the largest pay TV and second-largest mobile telecommunication services provider in the United States. The stock benefited as investors focused on the company’s increased cash-generation profile after its DirecTV closure and on the cash-generating power of the company’s telecommunication services unit. The recently announced acquisition of Time Warner by AT&T has been less well received, but we believed that the acquisition could increase free cash flow generation, improve AT&T’s payout ratios and raise the overall growth profile of the company. If so, excess cash could be returned through a healthy dividend, debt pay down and opportunistic share repurchases.

Among the stocks that detracted from the Fund’s absolute performance were Kinder Morgan, ConocoPhillips and Seagate. Kinder Morgan is the largest energy infrastructure company in the United States, providing pipeline transportation, storage, CO2 supply, and terminals services to other energy companies. The Fund held Kinder Morgan–controlled pipeline companies for many years, as these entities had paid substantial and growing dividends. In October 2015, the company raised its dividend and continued to guide to a mid to high single-digit dividend growth rate. In late November 2015, however, Kinder Morgan increased its equity stake in a highly leveraged affiliate, which led Moody’s to change the company’s outlook to negative. This resulted in an increased cost of capital to fund growth projects. As a result, in December 2015, the company’s guidance for over $5 billion of cash flow after maintenance capital expenditures was unchanged, but management chose to significantly reduce the cash dividend and redirect the cash flow to fund growth. We subsequently sold the Fund’s position in the company. ConocoPhillips, an independent exploration and production company that operates in North America, Europe, Asia and the Middle East, explores, produces, transports and markets crude oil, natural gas, natural gas liquids, liquefied natural gas and bitumen. Falling energy prices in 2015 significantly reduced the company’s cash flow and dividend coverage. While the company stated that it was dedicated to preserving its dividend, we exited the Fund’s position as the company’s balance-sheet capacity weakened and the risk of a dividend cut rose. ConocoPhillips did cut its dividend after the

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on the MSCI World Index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

Fund sold its shares. Shares of Seagate, the world’s second-largest hard disk drive manufacturer, fell because of prereleased operating results, which highlighted the challenging conditions in the data storage device industry. While the company remained committed to its dividend and shareholder yield policies, the visibility into near-term cash generation was significantly diminished, and we sold the Fund’s position in the stock.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among them were pharmaceutical company AbbVie, advanced wireless technologies company Qualcomm and capital markets company BlackRock, each of which was added to the Fund because of the company’s favorable shareholder-yield attributes.

Among the positions that were eliminated from the Fund during the reporting period were Canadian media company Shaw Communications, French electric utility company Electricite de France and crop nutrient company Potash.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock-selection process. Among the sectors to which the Fund reduced its weightings during the reporting period were energy and materials. Over the same period, the Fund increased exposure to the health care, information technology and industrials sectors, among others.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. This stock-by-stock process often results in the Fund having a different composition than the MSCI World Index in terms of types of companies held and sector weights.

As of October 31, 2016, the Fund’s most significantly overweight sector positions relative to the MSCI World Index included utilities and telecommunication services. As of the same date, the Fund’s most significantly underweight sectors included information technology and consumer discretionary.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 98.0%†
Australia 3.4%
Commonwealth Bank of Australia (Banks)	481,120	$26,859,852
Sonic Healthcare, Ltd. (Health Care Providers & Services)	1,536,520	23,949,336
Telstra Corp., Ltd. (Diversified Telecommunication Services)	12,235,910	46,353,115
Westpac Banking Corp. (Banks)	1,641,394	38,045,089

		135,207,392

Canada 4.3%
Agrium, Inc. (Chemicals)	271,185	24,900,207
♦BCE, Inc. (Diversified Telecommunication Services)	1,583,190	71,929,917
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	1,162,000	46,746,828
TELUS Corp. (Diversified Telecommunication Services)	882,345	28,569,480

		172,146,432

France 6.7%
AXA S.A. (Insurance)	1,696,380	38,240,310
Compagnie Generale des Etablissements Michelin (Auto Components)	307,990	33,346,419
Sanofi (Pharmaceuticals)	404,426	31,503,313
SCOR S.E. (Insurance)	845,646	27,375,807
Total S.A. (Oil, Gas & Consumable Fuels)	1,243,564	59,683,165
Unibail-Rodamco S.E. (Real Estate Investment Trusts)	204,755	48,775,059
Vinci S.A. (Construction & Engineering)	409,520	29,661,354

		268,585,427

Germany 8.3%
Allianz S.E. Registered (Insurance)	199,810	31,146,490
BASF S.E. (Chemicals)	521,090	45,933,743
Daimler A.G. Registered (Automobiles)	679,243	48,399,440
Deutsche Post A.G. Registered (Air Freight & Logistics)	1,368,460	42,407,878
Deutsche Telekom A.G. Registered (Diversified Telecommunication Services)	2,408,910	39,255,845
♦Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	354,600	68,743,713
Siemens A.G. Registered (Industrial Conglomerates)	471,168	53,506,905

		329,394,014

Italy 2.2%
Snam S.p.A. (Gas Utilities)	5,255,600	27,704,353

	Shares	Value
Italy (continued)
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	12,467,360	$61,067,145

		88,771,498

Netherlands 1.4%
Royal Dutch Shell PLC Class A, Sponsored ADR (Oil, Gas & Consumable Fuels)	1,088,755	54,230,886

Norway 2.0%
Orkla ASA (Food Products)	4,030,360	38,072,655
Statoil ASA (Oil, Gas & Consumable Fuels)	2,577,003	42,230,867

		80,303,522

Singapore 1.3%
Singapore Exchange, Ltd. (Capital Markets)	4,381,650	22,329,487
Singapore Telecommunications, Ltd. (Diversified Telecommunication Services)	9,988,514	27,859,319

		50,188,806

Spain 0.7%
Gas Natural SDG S.A. (Gas Utilities)	1,405,060	27,724,730

Sweden 1.0%
Svenska Handelsbanken AB Class A (Banks)	2,806,745	38,284,460

Switzerland 3.6%
Nestle S.A. Registered (Food Products)	322,993	23,419,481
Novartis A.G. Registered (Pharmaceuticals)	382,890	27,240,115
Roche Holding A.G. (Pharmaceuticals)	189,771	43,628,824
Swisscom A.G. Registered (Diversified Telecommunication Services)	111,588	51,049,354

		145,337,774

Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	1,454,960	45,249,256

United Kingdom 13.4%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	1,744,680	49,409,338
BAE Systems PLC (Aerospace & Defense)	6,938,720	46,074,515
British American Tobacco PLC (Tobacco)	962,218	55,254,399
Diageo PLC (Beverages)	1,097,100	29,267,441
GlaxoSmithKline PLC (Pharmaceuticals)	2,871,700	56,889,673
Imperial Brands PLC (Tobacco)	1,246,935	60,370,791
♦National Grid PLC (Multi-Utilities)	5,538,643	72,199,576

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Sky PLC (Media)	2,593,655	$25,968,519
SSE PLC (Electric Utilities)	1,932,775	37,638,572
Unilever PLC (Personal Products)	869,040	36,357,456
Vodafone Group PLC (Wireless Telecommunication Services)	23,750,890	65,351,846

		534,782,126

United States 48.6%
AbbVie, Inc. (Biotechnology)	717,465	40,020,198
♦Altria Group, Inc. (Tobacco)	1,010,515	66,815,252
Ameren Corp. (Multi-Utilities)	1,025,455	51,221,477
Arthur J. Gallagher & Co. (Insurance)	474,480	22,884,170
♦AT&T, Inc. (Diversified Telecommunication Services)	1,871,170	68,840,344
Automatic Data Processing, Inc. (IT Services)	299,680	26,090,141
BlackRock, Inc. (Capital Markets)	74,910	25,562,288
CenturyLink, Inc. (Diversified Telecommunication Services)	977,480	25,981,418
Cisco Systems, Inc. (Communications Equipment)	1,108,700	34,014,916
CME Group, Inc. (Capital Markets)	342,920	34,326,292
Coca-Cola Co. (The) (Beverages)	566,050	24,000,520
Corrections Corporation of America (Real Estate Investment Trusts)	486,418	7,028,740
Dominion Resources, Inc. (Multi-Utilities)	416,140	31,293,728
Dow Chemical Co. (The) (Chemicals)	918,950	49,448,699
♦Duke Energy Corp. (Electric Utilities)	890,627	71,267,973
Eaton Corp. PLC (Electrical Equipment)	497,745	31,741,199
Emerson Electric Co. (Electrical Equipment)	562,700	28,517,636
Entergy Corp. (Electric Utilities)	774,125	57,037,530
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	1,551,500	39,159,860
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	606,005	50,492,337
Iron Mountain, Inc. (Real Estate Investment Trusts)	1,280,225	43,181,989
Johnson & Johnson (Pharmaceuticals)	246,415	28,581,676
Kimberly-Clark Corp. (Household Products)	339,595	38,853,064
Lockheed Martin Corp. (Aerospace & Defense)	144,875	35,694,303
McDonald’s Corp. (Hotels, Restaurants & Leisure)	436,130	49,095,154
Merck & Co., Inc. (Pharmaceuticals)	547,710	32,161,531
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	624,330	37,803,182
Microsoft Corp. (Software)	501,125	30,027,410
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	769,110	56,075,810

	Shares	Value
United States (continued)
People’s United Financial, Inc. (Banks)	1,861,160	$30,225,238
PepsiCo., Inc. (Beverages)	254,680	27,301,696
Pfizer, Inc. (Pharmaceuticals)	760,770	24,124,017
♦Philip Morris International, Inc. (Tobacco)	755,755	72,885,012
♦PPL Corp. (Electric Utilities)	2,059,330	70,717,392
Procter & Gamble Co. (The) (Household Products)	382,875	33,233,550
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	850,645	58,456,324
Regal Entertainment Group Class A (Media)	1,511,590	32,514,301
♦Reynolds American, Inc. (Tobacco)	1,300,554	71,634,514
Southern Co. (The) (Electric Utilities)	685,875	35,370,574
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	615,950	43,640,058
United Parcel Service, Inc. Class B (Air Freight & Logistics)	306,300	33,006,888
Verizon Communications, Inc. (Diversified Telecommunication Services)	1,361,765	65,500,896
Waste Management, Inc. (Commercial Services & Supplies)	496,110	32,574,583
WEC Energy Group, Inc. (Multi-Utilities)	1,007,133	60,145,983
Wells Fargo & Co. (Banks)	662,610	30,486,686
♦Welltower, Inc. (Real Estate Investment Trusts)	1,095,390	75,067,077

		1,934,103,626

Total Common Stocks (Cost $3,802,130,604)		3,904,309,949

	Principal Amount
Short-Term Investment 1.3%
Repurchase Agreement 1.3%
United States 1.3%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $50,273,807 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 9/15/18, with a Principal Amount of $51,090,000 and a Market Value of $51,281,588) (Capital Markets)	$50,273,765	50,273,765

Total Short-Term Investment (Cost $50,273,765)		50,273,765

Total Investments (Cost $3,852,404,369) (a)	99.3%	3,954,583,714
Other Assets, Less Liabilities	0.7	29,249,494
Net Assets	100.0%	$3,983,833,208

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	As of October 31, 2016, cost was $3,851,841,580 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$329,795,691
Gross unrealized depreciation	(227,053,557)

Net unrealized appreciation	$102,742,134

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$3,904,309,949	$—	$—	$3,904,309,949
Short-Term Investment
Repurchase Agreement	—	50,273,765	—	50,273,765

Total Investments in Securities	$3,904,309,949	$50,273,765	$—	$3,954,583,714

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$81,768,818	2.1%
Air Freight & Logistics	75,414,766	1.9
Auto Components	33,346,419	0.8
Automobiles	48,399,440	1.2
Banks	163,901,325	4.1
Beverages	80,569,657	2.0
Biotechnology	40,020,198	1.0
Capital Markets	132,491,832	3.3
Chemicals	120,282,649	3.0
Commercial Services & Supplies	32,574,583	0.8
Communications Equipment	34,014,916	0.9
Construction & Engineering	29,661,354	0.7
Diversified Telecommunication Services	425,339,688	10.7
Electric Utilities	333,099,186	8.4
Electrical Equipment	60,258,835	1.5
Food Products	61,492,136	1.5
Gas Utilities	55,429,083	1.4
Health Care Providers & Services	23,949,336	0.6
Hotels, Restaurants & Leisure	49,095,154	1.2
Household Products	72,086,614	1.8
Industrial Conglomerates	53,506,905	1.3
Insurance	188,390,490	4.7
IT Services	26,090,141	0.7
Media	58,482,820	1.5
Multi-Utilities	214,860,764	5.4
Oil, Gas & Consumable Fuels	301,872,925	7.6
Personal Products	36,357,456	0.9
Pharmaceuticals	293,538,487	7.4
Real Estate Investment Trusts	174,052,865	4.4
Semiconductors & Semiconductor Equipment	185,148,820	4.7
Software	30,027,410	0.8
Tobacco	326,959,968	8.2
Wireless Telecommunication Services	112,098,674	2.8

	3,954,583,714	99.3
Other Assets, Less Liabilities	29,249,494	0.7

Net Assets	$3,983,833,208	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $3,852,404,369)	$3,954,583,714
Cash denominated in foreign currencies (identified cost $1,843)	1,808
Receivables:
Investment securities sold	16,214,550
Fund shares sold	11,483,236
Dividends and interest	9,873,057
Other assets	118,761

Total assets	3,992,275,126

Liabilities
Payables:
Fund shares redeemed	4,497,107
Manager (See Note 3)	2,383,148
Transfer agent (See Note 3)	834,652
NYLIFE Distributors (See Note 3)	386,794
Shareholder communication	198,587
Professional fees	56,228
Custodian	56,211
Trustees	11,640
Accrued expenses	17,551

Total liabilities	8,441,918

Net assets	$3,983,833,208

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$229,056
Additional paid-in capital	4,108,271,527

4,108,500,583
Undistributed net investment income	1,944,811
Accumulated net realized gain (loss) on investments and foreign currency transactions	(228,501,799)
Net unrealized appreciation (depreciation) on investments	102,179,345
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(289,732)

Net assets	$3,983,833,208

Class A
Net assets applicable to outstanding shares	$900,736,743

Shares of beneficial interest outstanding	51,714,963

Net asset value per share outstanding	$17.42
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.43

Investor Class
Net assets applicable to outstanding shares	$10,418,909

Shares of beneficial interest outstanding	599,301

Net asset value per share outstanding	$17.39
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.40

Class C
Net assets applicable to outstanding shares	$221,556,957

Shares of beneficial interest outstanding	12,809,091

Net asset value and offering price per share outstanding	$17.30

Class I
Net assets applicable to outstanding shares	$2,817,292,104

Shares of beneficial interest outstanding	161,988,029

Net asset value and offering price per share outstanding	$17.39

Class R2
Net assets applicable to outstanding shares	$373,553

Shares of beneficial interest outstanding	21,440

Net asset value and offering price per share outstanding	$17.42

Class R3
Net assets applicable to outstanding shares	$51,345

Shares of beneficial interest outstanding	2,949

Net asset value and offering price per share outstanding	$17.41

Class R6
Net assets applicable to outstanding shares	$33,403,597

Shares of beneficial interest outstanding	1,920,262

Net asset value and offering price per share outstanding	$17.40

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$163,320,250
Interest	20,878

Total income	163,341,128

Expenses
Manager (See Note 3)	27,899,933
Transfer agent (See Note 3)	4,851,615
Distribution/Service—Class A (See Note 3)	2,192,232
Distribution/Service—Investor Class (See Note 3)	28,850
Distribution/Service—Class C (See Note 3)	2,381,608
Distribution/Service—Class R2 (See Note 3)	427
Distribution/Service—Class R3 (See Note 3)	109
Shareholder communication	449,326
Custodian	277,010
Professional fees	252,378
Registration	221,630
Trustees	103,743
Interest expense	14,938
Shareholder service (See Note 3)	193
Miscellaneous	135,299

Total expenses	38,809,291
Reimbursement from custodian (b)	(24,403)

Net expenses	38,784,888

Net investment income (loss)	124,556,240

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(239,279,998)
Foreign currency transactions	(1,041,145)

Net realized gain (loss) on investments and foreign currency transactions	(240,321,143)

Net change in unrealized appreciation (depreciation) on:
Investments	127,749,522
Translation of other assets and liabilities in foreign currencies	(154,472)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	127,595,050

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(112,726,093)

Net increase (decrease) in net assets resulting from operations	$11,830,147

(a)	Dividends recorded net of foreign withholding taxes in the amount of $8,988,796.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$124,556,240	$169,428,662
Net realized gain (loss) on investments and foreign currency transactions	(240,321,143)	253,467,359
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	127,595,050	(493,621,274)

Net increase (decrease) in net assets resulting from operations	11,830,147	(70,725,253)

Dividends and distributions to shareholders:
From net investment income:
Class A	(25,231,803)	(39,152,822)
Investor Class	(329,265)	(408,400)
Class C	(5,087,769)	(8,097,586)
Class I	(88,474,491)	(147,360,854)
Class R2	(4,844)	(3,721)
Class R3	(690)	—
Class R6	(574,254)	(109,962)

	(119,703,116)	(195,133,345)

From net realized gain on investments:
Class A	(48,650,259)	(22,654,975)
Investor Class	(655,679)	(233,469)
Class C	(13,982,838)	(5,995,369)
Class I	(159,586,477)	(84,953,313)
Class R2	(9,013)	(605)
Class R6	(753,638)	(3,864)

	(223,637,904)	(113,841,595)

Total dividends and distributions to shareholders	(343,341,020)	(308,974,940)

Capital share transactions:
Net proceeds from sale of shares	1,170,139,048	1,431,817,928
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	246,425,929	221,360,608
Cost of shares redeemed	(1,721,974,304)	(1,498,088,295)

Increase (decrease) in net assets derived from capital share transactions	(305,409,327)	155,090,241

Net increase (decrease) in net assets	(636,920,200)	(224,609,952)

	2016	2015
Net Assets
Beginning of year	$4,620,753,408	$4,845,363,360

End of year	$3,983,833,208	$4,620,753,408

Undistributed (distributions in excess of) net investment income at end of year	$1,944,811	$(1,525,519)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$18.83		$20.30	$19.33	$16.16	$15.21

Net investment income (loss) (a)	0.53		0.63	0.82	0.56	0.50
Net realized and unrealized gain (loss) on investments	(0.41)		(0.89)	0.79	3.14	0.92
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡

Total from investment operations	0.12		(0.26)	1.60	3.70	1.42

Less dividends and distributions:
From net investment income	(0.51)		(0.74)	(0.59)	(0.53)	(0.47)
From net realized gain on investments	(1.02)		(0.47)	(0.04)	—	—

Total dividends and distributions	(1.53)		(1.21)	(0.63)	(0.53)	(0.47)

Net asset value at end of year	$17.42		$18.83	$20.30	$19.33	$16.16

Total investment return (b)	0.87%		(1.26%)	8.32%	23.31%	9.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.97%		3.24%	4.12%	3.18%	3.17%
Net expenses	1.11	%(c)	1.09%	1.07%	1.05%	1.13%
Portfolio turnover rate	21%		33%	15%	28%	23%
Net assets at end of year (in 000’s)	$900,737		$973,044	$972,426	$726,215	$404,497

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$18.80		$20.28	$19.31	$16.14	$15.19

Net investment income (loss) (a)	0.53		0.62	0.81	0.55	0.51
Net realized and unrealized gain (loss) on investments	(0.41)		(0.89)	0.79	3.14	0.91
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡

Total from investment operations	0.12		(0.27)	1.59	3.69	1.42

Less dividends and distributions:
From net investment income	(0.51)		(0.74)	(0.58)	(0.52)	(0.47)
From net realized gain on investments	(1.02)		(0.47)	(0.04)	—	—

Total dividends and distributions	(1.53)		(1.21)	(0.62)	(0.52)	(0.47)

Net asset value at end of year	$17.39		$18.80	$20.28	$19.31	$16.14

Total investment return (b)	0.87%		(1.28%)	8.32%	23.29%	9.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%		3.20%	4.04%	3.14%	3.22%
Net expenses	1.11	%(c)	1.11%	1.09%	1.10%	1.13%
Portfolio turnover rate	21%		33%	15%	28%	23%
Net assets at end of year (in 000’s)	$10,419		$11,693	$9,940	$7,237	$3,402

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense of less than 0.01%.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$18.71		$20.18	$19.22	$16.08	$15.15

Net investment income (loss) (a)	0.40		0.47	0.65	0.42	0.38
Net realized and unrealized gain (loss) on investments	(0.41)		(0.88)	0.80	3.12	0.91
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.00)‡

Total from investment operations	(0.01)		(0.41)	1.44	3.54	1.29

Less dividends and distributions:
From net investment income	(0.38)		(0.59)	(0.44)	(0.40)	(0.36)
From net realized gain on investments	(1.02)		(0.47)	(0.04)	—	—

Total dividends and distributions	(1.40)		(1.06)	(0.48)	(0.40)	(0.36)

Net asset value at end of year	$17.30		$18.71	$20.18	$19.22	$16.08

Total investment return (b)	0.11%		(2.04%)	7.52%	22.31%	8.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26%		2.46%	3.26%	2.39%	2.43%
Net expenses	1.86	%(c)	1.86%	1.84%	1.85%	1.88%
Portfolio turnover rate	21%		33%	15%	28%	23%
Net assets at end of year (in 000’s)	$221,557		$263,213	$252,916	$175,634	$95,301

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$18.80		$20.28	$19.31	$16.14	$15.19

Net investment income (loss) (a)	0.57		0.68	0.85	0.60	0.54
Net realized and unrealized gain (loss) on investments	(0.40)		(0.89)	0.81	3.14	0.92
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)	(0.00)‡	(0.00)‡

Total from investment operations	0.17		(0.22)	1.65	3.74	1.46

Less dividends and distributions:
From net investment income	(0.56)		(0.79)	(0.64)	(0.57)	(0.51)
From net realized gain on investments	(1.02)		(0.47)	(0.04)	—	—

Total dividends and distributions	(1.58)		(1.26)	(0.68)	(0.57)	(0.51)

Net asset value at end of year	$17.39		$18.80	$20.28	$19.31	$16.14

Total investment return (b)	1.12%		(1.06%)	8.60%	23.63%	9.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.25%		3.49%	4.27%	3.42%	3.46%
Net expenses	0.86	%(c)	0.84%	0.82%	0.80%	0.88%
Portfolio turnover rate	21%		33%	15%	28%	23%
Net assets at end of year (in 000’s)	$2,817,292		$3,358,771	$3,609,899	$2,222,748	$1,140,677

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,			February 28, 2014** through October 31,
Class R2	2016		2015	2014
Net asset value at beginning of period	$18.83		$20.30	$19.85

Net investment income (loss) (a)	0.50		0.59	0.42
Net realized and unrealized gain (loss) on investments	(0.39)		(0.87)	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	0.11		(0.28)	0.92

Less dividends and distributions:
From net investment income	(0.50)		(0.72)	(0.47)
From net realized gain on investments	(1.02)		(0.47)	—

Total dividends and distributions	(1.52)		(1.19)	(0.47)

Net asset value at end of period	$17.42		$18.83	$20.30

Total investment return (b)	0.77%		(1.34%)	4.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.86%		3.09%	3.25	%††
Net expenses	1.21	%(d)	1.19%	1.17	%††
Portfolio turnover rate	21%		33%	15%
Net assets at end of period (in 000’s)	$374		$165	$26

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense of less than 0.01%.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$16.80

Net investment income (loss) (a)	0.29
Net realized and unrealized gain (loss) on investments	0.69
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	0.99

Less dividends:
From net investment income	(0.38)

Net asset value at end of period	$17.41

Total investment return (b)(c)	5.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42%††
Net expenses	1.45%††
Portfolio turnover rate	21%
Net assets at end of period (in 000’s)	$51

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2016		2015	2014	2013
Net asset value at beginning of period	$18.81		$20.28	$19.31	$18.09

Net investment income (loss) (a)	0.53		0.54	0.46	0.15
Net realized and unrealized gain (loss) on investments	(0.34)		(0.73)	1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00	)‡

Total from investment operations	0.19		(0.19)	1.66	1.53

Less dividends and distributions:
From net investment income	(0.58)		(0.81)	(0.65)	(0.31)
From net realized gain on investments	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(1.60)		(1.28)	(0.69)	(0.31)

Net asset value at end of period	$17.40		$18.81	$20.28	$19.31

Total investment return (b)	1.25%		(0.90%)	8.69%	8.63	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%		2.94%	4.29%	2.18	%††
Net expenses	0.74	%(d)	0.74%	0.74%	0.74	%††
Portfolio turnover rate	21%		33%	15%	28%
Net assets at end of period (in 000’s)	$33,404		$13,867	$156	$27

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers seven classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund

prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

22	MainStay Epoch Global Equity Yield Fund

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids / offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities

23

Notes to Financial Statements (continued)

valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or

24	MainStay Epoch Global Equity Yield Fund

retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $27,899,933.

25

Notes to Financial Statements (continued)

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $47,175 and $4,855, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $3,568 and $23,712, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,071,123
Investor Class	14,371
Class C	296,376
Class I	3,469,509
Class R2	209
Class R3	27

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$26,012	7.0%
Class R3	26,461	51.5

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,812,292	$(221,996,445)	$(9,935,624)	$102,452,402	$(124,667,375)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships and return of capital distributions received. The other temporary differences are primarily related to passive losses deferred on partnership investments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,382,794)	$1,386,544	$(3,750)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), partnerships, Real Estate Investment Trusts (REITs) and return of capital distributions received.

26	MainStay Epoch Global Equity Yield Fund

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $221,996,445 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$93,255	$128,741

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$119,703,328	$209,544,809
Long-Term Capital Gain	223,637,692	99,430,131
Total	$343,341,020	$308,974,940

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount.

During the year ended October 31, 2016, the Fund utilized the line of credit for 3 days, maintained an average daily balance of $162,000,000 at weighted average interest rate of 1.108% and incurred interest expense in the amount of $14,938. As of October 31, 2016, there were no borrowings outstanding.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $822,781 and $1,315,819, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	15,964,573	$282,347,787
Shares issued to shareholders in reinvestment of dividends and distributions	3,794,130	65,329,808
Shares redeemed	(19,627,218)	(345,887,484)

Net increase (decrease) in shares outstanding before conversion	131,485	1,790,111
Shares converted into Class A (See Note 1)	69,001	1,229,263
Shares converted from Class A (See Note 1)	(167,456)	(3,013,626)

Net increase (decrease)	33,030	$5,748

Year ended October 31, 2015:
Shares sold	21,019,713	$408,879,809
Shares issued to shareholders in reinvestment of dividends and distributions	2,728,686	52,125,275
Shares redeemed	(19,959,097)	(381,344,440)

Net increase (decrease) in shares outstanding before conversion	3,789,302	79,660,644
Shares converted into Class A (See Note 1)	35,923	701,144
Shares converted from Class A (See Note 1)	(38,263)	(698,921)

Net increase (decrease)	3,786,962	$79,662,867

27

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	187,490	$3,312,515
Shares issued to shareholders in reinvestment of dividends and distributions	57,029	981,968
Shares redeemed	(214,916)	(3,838,850)

Net increase (decrease) in shares outstanding before conversion	29,603	455,633
Shares converted into Investor Class (See Note 1)	16,718	299,309
Shares converted from Investor Class (See Note 1)	(69,120)	(1,229,263)

Net increase (decrease)	(22,799)	$(474,321)

Year ended October 31, 2015:
Shares sold	202,714	$3,951,899
Shares issued to shareholders in reinvestment of dividends and distributions	33,193	631,598
Shares redeemed	(106,429)	(2,042,230)

Net increase (decrease) in shares outstanding before conversion	129,478	2,541,267
Shares converted into Investor Class (See Note 1)	38,326	698,921
Shares converted from Investor Class (See Note 1)	(35,971)	(701,144)

Net increase (decrease)	131,833	$2,539,044

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,414,211	$42,133,244
Shares issued to shareholders in reinvestment of dividends and distributions	740,199	12,666,915
Shares redeemed	(4,412,121)	(76,829,727)

Net increase (decrease) in shares outstanding before conversion	(1,257,711)	(22,029,568)
Shares converted from Class C (See Note 1)	(3,539)	(62,408)

Net increase (decrease)	(1,261,250)	$(22,091,976)

Year ended October 31, 2015:
Shares sold	3,821,123	$74,415,711
Shares issued to shareholders in reinvestment of dividends and distributions	467,886	8,893,916
Shares redeemed	(2,752,895)	(52,651,238)

Net increase (decrease)	1,536,114	$30,658,389

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	46,367,281	$818,194,420
Shares issued to shareholders in reinvestment of dividends and distributions	9,646,567	166,105,256
Shares redeemed	(72,819,128)	(1,291,281,544)

Net increase (decrease) in shares outstanding before conversion	(16,805,280)	(306,981,868)
Shares converted into Class I (See Note 1)	154,485	2,776,725

Net increase (decrease)	(16,650,795)	$(304,205,143)

Year ended October 31, 2015:
Shares sold	47,593,968	$929,495,756
Shares issued to shareholders in reinvestment of dividends and distributions	8,369,055	159,591,666
Shares redeemed	(55,334,754)	(1,060,872,726)

Net increase (decrease)	628,269	$28,214,696

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	18,076	$317,079
Shares issued to shareholders in reinvestment of dividends and distributions	776	13,400
Shares redeemed	(6,194)	(111,034)

Net increase (decrease)	12,658	$219,445

Year ended October 31, 2015:
Shares sold	7,262	$141,857
Shares issued to shareholders in reinvestment of dividends and distributions	231	4,326

Net increase (decrease)	7,493	$146,183

Class R3	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	2,911	$51,093
Shares issued to shareholders in reinvestment of dividends and distributions	38	690

Net increase (decrease)	2,949	$51,783

Class R6	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,333,517	$23,782,910
Shares issued to shareholders in reinvestment of dividends and distributions	76,702	1,327,892
Shares redeemed	(227,338)	(4,025,665)

Net increase (decrease)	1,182,881	$21,085,137

Year ended October 31, 2015:
Shares sold	785,662	$14,932,896
Shares issued to shareholders in reinvestment of dividends and distributions	6,371	113,827
Shares redeemed	(62,340)	(1,177,661)

Net increase (decrease)	729,693	$13,869,062

(a)	Inception date was February 29, 2016.

28	MainStay Epoch Global Equity Yield Fund

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Equity Yield Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Equity Yield Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

30	MainStay Epoch Global Equity Yield Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $223,637,692 as long term capital gain distributions.

For the fiscal year ended October 31, 2016, the Fund designated approximately $128,847,520 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 48.1% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2016:

•	The total amount of taxes paid to foreign countries was $9,144,192

•	The total amount of income sourced from foreign countries was $95,485,349

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay Epoch Global Equity Yield Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

34	MainStay Epoch Global Equity Yield Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717040 MS316-16	MSEGEY11-12/16 (NYLIM) NL241

MainStay Epoch International Small Cap Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.34 –3.00%	4.75 5.94%	2.16 2.74%	1.68 1.68%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.56 –3.24	4.54 5.73	2.07 2.65	1.91 1.91
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.86 –3.91	4.95 4.95	1.92 1.92	2.66 2.66
Class I Shares[3]	No Sales Charge		–2.78	6.19	3.03	1.43

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from October 31, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
4.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from October 31, 2006 through November 15, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class and the Class C shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Ex U.S. Small Cap Index[5]	3.96%	7.37%	3.40%
Average Lipper International Small-/Mid-Cap Growth Fund[6]	0.90	7.93	4.25

5.	The MSCI World Ex U.S. Small Cap Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Average Lipper International Small-/Mid-Cap Growth Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset of the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$973.50	$7.44	$1,017.60	$7.61

Investor Class Shares	$1,000.00	$972.50	$8.43	$1,016.60	$8.62

Class C Shares	$1,000.00	$969.10	$12.18	$1,012.80	$12.45

Class I Shares	$1,000.00	$974.80	$6.20	$1,018.90	$6.34

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.50% for Class A, 1.70% for Investor Class, 2.46% for Class C and 1.25% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2016 (Unaudited)

Japan	26.4%
United Kingdom	14.1
France	8.5
Canada	7.5
Italy	6.2
Spain	4.6
Germany	4.2
United States	3.2
Australia	2.8
Switzerland	2.4
Luxembourg	2.0
Republic of Korea	1.6
Sweden	1.5
Ireland	1.4
Finland	1.2
Netherlands	1.2
Brazil	1.1

Isle of Man	1.1%
Portugal	1.1
Singapore	0.9
Cambodia	0.8
China	0.8
Norway	0.8
Belgium	0.7
Israel	0.7
Denmark	0.6
Hong Kong	0.5
Malaysia	0.5
New Zealand	0.5
Thailand	0.4
Taiwan	0.3
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Altran Technologies S.A.

2.	Nexity S.A.

3.	Elior Group

4.	Playtech PLC

5.	Intermediate Capital Group PLC
6.	Merlin Properties Socimi S.A.

7.	Sundrug Co., Ltd.

8.	Zenkoku Hosho Co., Ltd.

9.	Sopra Steria Group

10.	Azimut Holding S.p.A.

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Citerne, CFA, Michael Welhoelter, CFA, and John Morgan of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned –3.00% for Class A shares, –3.24% for Investor Class shares and –3.91% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned –2.78%. For the 12 months ended October 31, 2016, all share classes underperformed the 3.96% return of the MSCI World Ex U.S. Small Cap Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 0.90% return of the Average Lipper2 International Small-/Mid-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was the most significant detractor from the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index, particularly in the financials and consumer discretionary sectors. An underweight position relative to the Index in consumer staples also detracted. Stock selection in the information technology sector and stock selection and an underweight position relative to the Index in the real estate sector helped the Fund’s relative performance during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the top contributors to the Fund’s absolute performance during the reporting period were Aristocrat Leisure Limited, Sundrug and Cramo Oyj. Shares of Australia-based gaming company Aristocrat Leisure advanced on strong results in the United States. Shares of Japanese drugstore chain Sundrug continued to benefit from the increased need of health-related products for the aging Japanese population. The share price of

Finnish construction equipment rental company Cramo Oyj advanced during the reporting period after the company delivered strong performance across business lines and geographic regions.

The stocks that detracted the most from the Fund’s absolute performance—primarily because of the dislocation in markets that followed an unexpected vote by the U.K. to exit the European Union—were primarily in the financials sector. The most significant impact came from Italian banks Credito Valtellinese and Banco Popolare Societa Cooperativa and Italian asset management company Azimut Holdings.

Did the Fund make any significant purchases or sales during the reporting period?

Several positions were added to the Fund during the reporting period. Among these were Lundin Mining, Boliden AB and UDG Healthcare. Several positions—among them CCL Industries, Daicel Corporation and USG People NV—were eliminated, either as a result of price appreciation or a change in the core investment thesis.

How did the Fund’s sector weightings change during the reporting period?

Among the Fund’s most significant sector-weighting increases were those in the health care, energy and consumer discretionary sectors. The most significant decreases were in the financials, industrials and information technology sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund’s most significantly overweight positions relative to the MSCI World Ex. U.S. Small Cap Index were in the information technology and consumer discretionary sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the industrials, real estate and consumer staples sectors.

1.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 96.8%†
Australia 2.8%
Aristocrat Leisure, Ltd. (Hotels, Restaurants & Leisure)	35,485	$414,079
Asaleo Care, Ltd. (Personal Products)	174,025	193,276
Nine Entertainment Co. Holdings, Ltd. (Media)	212,813	139,223
Pact Group Holdings, Ltd. (Containers & Packaging)	38,352	191,676
Spotless Group Holdings, Ltd. (Commercial Services & Supplies)	203,650	154,916

		1,093,170

Belgium 0.7%
Nyrstar N.V. (Metals & Mining) (a)	16,809	86,356
Ontex Group N.V. (Personal Products)	6,210	187,775

		274,131

Brazil 0.5%
JSL S.A. (Road & Rail)	56,400	206,729

Cambodia 0.8%
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	472,000	295,169

Canada 7.5%
Algonquin Power & Utilities Corp. (Independent Power & Renewable Electricity Producers)	39,200	346,321
Cardinal Energy, Ltd. (Oil, Gas & Consumable Fuels)	39,619	269,975
Colliers International Group, Inc. (Real Estate Management & Development)	2,647	92,160
Computer Modelling Group, Ltd. (Software)	23,154	171,243
Element Fleet Management Corp. (Diversified Financial Services)	16,695	162,681
Lundin Mining Corp. (Metals & Mining) (a)	132,413	518,279
Mullen Group, Ltd. (Energy Equipment & Services)	14,315	198,401
Parex Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	8,922	102,637
Pason Systems, Inc. (Energy Equipment & Services)	7,292	82,907
Surge Energy, Inc. (Oil, Gas & Consumable Fuels)	156,600	319,902
TORC Oil & Gas, Ltd. (Oil, Gas & Consumable Fuels)	54,029	305,733
Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	40,256	321,736

		2,891,975

China 0.8%
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (Health Care Equipment & Supplies)	260,000	169,633

	Shares	Value
China (continued)
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H (Hotels, Restaurants & Leisure)	522,000	$152,113

		321,746

Denmark 0.6%
ALK-Abello A/S (Pharmaceuticals)	1,690	228,466

Finland 1.2%
Cramo Oyj (Trading Companies & Distributors)	17,050	448,264

France 8.5%
Alten S.A. (IT Services)	4,984	356,229
♦Altran Technologies S.A. (IT Services)	58,640	836,837
♦Elior Group (Hotels, Restaurants & Leisure) (b)	29,850	670,266
IPSOS (Media)	4,830	157,739
♦Nexity S.A. (Real Estate Management & Development) (a)	13,350	670,391
♦Sopra Steria Group (IT Services)	5,233	532,288
Tenma Corp. (Chemicals)	2,500	43,435

		3,267,185

Germany 4.2%
Bertrandt A.G. (Professional Services)	1,520	161,936
Gerresheimer A.G. (Life Sciences Tools & Services)	4,651	350,808
KION Group A.G. (Machinery)	8,180	494,058
MorphoSys A.G. (Life Sciences Tools & Services) (a)	4,221	186,873
ProSiebenSat.1 Media S.E. (Media)	5,040	217,212
Stroeer S.E. & Co. KGaA (Media)	5,000	227,920

		1,638,807

Hong Kong 0.5%
Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	316,000	189,057

Ireland 1.4%
Kingspan Group PLC (Building Products)	3,400	83,231
UDG Healthcare PLC (Health Care Providers & Services)	55,466	443,664

		526,895

Isle of Man 1.1%
GVC Holdings PLC (Hotels, Restaurants & Leisure) (a)	48,243	411,279

Israel 0.7%
Plus500, Ltd. (Diversified Financial Services)	35,561	269,213

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Italy 6.2%
♦Azimut Holding S.p.A. (Capital Markets)	32,569	$522,704
Banca Generali S.p.A. (Capital Markets)	11,183	248,346
Banca Mediolanum S.p.A. (Diversified Financial Services)	28,354	196,091
Banca Popolare dell’Emilia Romagna S.C. (Banks)	25,991	121,944
Banco Popolare S.C. (Banks)	56,199	161,881
Buzzi Unicem S.p.A. (Construction Materials)	13,150	255,796
Hera S.p.A. (Multi-Utilities)	163,200	417,426
Infrastrutture Wireless Italiane S.p.A (Diversified Telecommunication Services)	77,786	368,029
RAI Way S.p.A. (Media) (b)	28,100	109,506

		2,401,723

Japan 26.4%
Air Water, Inc. (Chemicals)	14,160	265,593
Amano Corp. (Electronic Equipment, Instruments & Components)	9,300	173,372
Asahi Holdings, Inc. (Metals & Mining)	5,600	100,818
Daifuku Co., Ltd. (Machinery)	27,500	498,760
Doutor Nichires Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	8,600	172,541
DTS Corp. (IT Services)	4,800	106,555
En-japan, Inc. (Professional Services)	5,100	98,479
GMO internet, Inc. (Internet Software & Services)	18,400	246,515
H.I.S Co., Ltd. (Hotels, Restaurants & Leisure)	10,865	297,138
Hazama Ando Corp. (Construction & Engineering)	32,700	211,410
Kaken Pharmaceutical Co., Ltd. (Pharmaceuticals)	5,600	353,504
Kansai Paint Co., Ltd. (Chemicals)	14,240	306,879
Leopalace21 Corp. (Real Estate Management & Development)	56,600	369,166
MISUMI Group, Inc. (Trading Companies & Distributors)	23,900	436,887
Nachi-Fujikoshi Corp. (Machinery)	49,000	186,431
Nichias Corp. (Building Products)	27,000	240,727
Nifco, Inc. (Auto Components)	7,850	452,870
Nishio Rent All Co., Ltd. (Trading Companies & Distributors)	6,100	184,681
OBIC Co., Ltd. (IT Services)	9,400	489,406
PALTAC Corp. (Distributors)	14,700	361,367
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	5,800	375,532
SCSK Corp. (IT Services)	12,400	463,507
Skylark Co., Ltd. (Hotels, Restaurants & Leisure)	30,000	422,523
St. Marc Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	6,600	185,470
♦Sundrug Co., Ltd. (Food & Staples Retailing)	7,600	599,332
Technopro Holdings, Inc. (Professional Services)	11,600	398,760
Temp Holdings Co., Ltd. (Professional Services)	23,900	406,120
Tokyo Century Corp. (Diversified Financial Services)	9,500	335,630
Tokyo Ohka Kogyo Co., Ltd. (Chemicals)	9,700	345,008

	Shares	Value
Japan (continued)
Tosho Co., Ltd. (Hotels, Restaurants & Leisure)	3,300	$143,177
Toyo Tire & Rubber Co., Ltd. (Auto Components)	15,900	245,467
Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	4,600	145,628
♦Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	13,100	564,623

		10,183,876

Luxembourg 2.0%
Aperam S.A. (Metals & Mining)	9,702	440,872
Eurofins Scientific S.E. (Life Sciences Tools & Services)	720	327,139

		768,011

Malaysia 0.5%
Astro Malaysia Holdings BHD (Media)	262,100	178,066

Netherlands 1.2%
Aalberts Industries N.V. (Machinery)	10,980	346,833
Euronext N.V. (Capital Markets) (b)	2,800	112,052

		458,885

New Zealand 0.5%
SKYCITY Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	71,800	200,242

Norway 0.8%
SpareBank 1 SMN (Banks)	43,300	318,369

Portugal 1.1%
Mota-Engil SGPS S.A. (Construction & Engineering)	125,710	245,637
NOS SGPS S.A. (Media)	28,100	186,684

		432,321

Republic of Korea 1.6%
GS Home Shopping, Inc. (Internet & Catalog Retail)	1,081	166,082
Innocean Worldwide, Inc. (Media)	1,852	112,164
Jusung Engineering Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	11,613	96,010
Kiwoom Securities Co., Ltd. (Capital Markets)	1,690	98,217
Paradise Co., Ltd. (Hotels, Restaurants & Leisure)	13,253	150,569

		623,042

Singapore 0.9%
First Resources, Ltd. (Food Products)	132,100	172,810
SembCorp Industries, Ltd. (Industrial Conglomerates)	47,300	86,015
Super Group, Ltd. (Food Products)	153,400	106,953

		365,778

Spain 4.6%
Atlantica Yield PLC (Independent Power & Renewable Electricity Producers)	21,783	391,658

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Spain (continued)
Liberbank S.A. (Banks) (a)	169,819	$168,709
Mediaset Espana Comunicacion S.A. (Media)	8,470	94,607
Melia Hotels International S.A. (Hotels, Restaurants & Leisure)	39,162	484,284
♦Merlin Properties Socimi S.A. (Real Estate Investment Trusts)	55,910	628,482

		1,767,740

Sweden 1.5%
BillerudKorsnas AB (Containers & Packaging)	6,908	113,500
Boliden AB (Metals & Mining)	20,732	480,418

		593,918

Switzerland 2.4%
EFG International A.G. (Capital Markets) (a)	17,847	96,129
Tecan Group A.G. Registered (Life Sciences Tools & Services)	2,386	393,025
Temenos Group A.G. Registered (Software) (a)	7,024	453,219

		942,373

Taiwan 0.3%
Cub Elecparts, Inc. (Auto Components)	10,997	101,058

Thailand 0.4%
Thaicom PCL (Diversified Telecommunication Services)	244,400	145,254

United Kingdom 14.1%
Ashtead Group PLC (Trading Companies & Distributors)	19,487	304,830
Babcock International Group PLC (Commercial Services & Supplies)	20,367	246,550
Consort Medical PLC (Health Care Equipment & Supplies)	5,186	72,554
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	46,600	193,988
HomeServe PLC (Commercial Services & Supplies)	44,096	328,969
Inchcape PLC (Distributors)	15,365	122,338
♦Intermediate Capital Group PLC (Capital Markets)	87,971	651,981
Just Eat PLC (Internet Software & Services) (a)	40,651	279,633
Ladbrokes PLC (Hotels, Restaurants & Leisure)	244,550	399,904
Lancashire Holdings, Ltd. (Insurance)	7,677	65,495
Lavendon Group PLC (Trading Companies & Distributors)	46,550	70,652
Micro Focus International PLC (Software)	19,911	521,785
PageGroup PLC (Professional Services)	49,832	221,471
Petrofac, Ltd. (Energy Equipment & Services)	10,485	103,503
♦Playtech PLC (Software)	57,880	657,443
Premier Oil PLC (Oil, Gas & Consumable Fuels) (a)	373,072	301,382
Saga PLC (Insurance)	122,250	296,874

	Shares	Value
United Kingdom (continued)
Savills PLC (Real Estate Management & Development)	20,290	$172,355
SThree PLC (Professional Services)	22,344	65,364
Tullow Oil PLC (Oil, Gas & Consumable Fuels) (a)	72,308	234,273
Vesuvius PLC (Machinery)	30,970	138,172

		5,449,516

United States 1.0%
NorthStar Realty Europe Corp. (Real Estate Investment Trusts)	40,300	398,567

Total Common Stocks (Cost $35,730,690)		37,390,825

Preferred Stocks 0.6%
Brazil 0.6%
Banco ABC Brasil S.A. 7.34% (Banks)	26,251	126,485
Usinas Siderurgicas de Minas Gerais S.A. (Metals & Mining) (a)	80,200	113,315

		239,800

Total Preferred Stocks (Cost $247,925)		239,800

	Principal Amount
Short-Term Investment 2.2%
Repurchase Agreement 2.2%
United States 2.2%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $871,278 (Collateralized by a Federal Home Loan Mortgage Corp. with a rate of 1.250% and a maturity date of 10/2/19, with a Principal Amount of $885,000 and a Market Value of $889,422) (Capital Markets)	$871,278	871,278

Total Short-Term Investment (Cost $871,278)		871,278

Total Investments (Cost $36,849,893) (c)	99.6%	38,501,903
Other Assets, Less Liabilities	0.4	140,464
Net Assets	100.0%	$38,642,367

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	As of October 31, 2016, cost was $38,209,579 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,766,760
Gross unrealized depreciation	(5,474,436)

Net unrealized appreciation	$292,324

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$37,390,825	$—	$—	$37,390,825
Preferred Stocks	239,800	—	—	239,800
Short-Term Investment
Repurchase Agreement	—	871,278	—	871,278

Total Investments in Securities	$37,630,625	$871,278	$—	$38,501,903

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Auto Components	$799,395	2.1%
Banks	897,388	2.3
Building Products	323,958	0.8
Capital Markets	2,600,707	6.7
Chemicals	960,915	2.5
Commercial Services & Supplies	730,435	1.9
Construction & Engineering	457,047	1.2
Construction Materials	255,796	0.7
Containers & Packaging	305,176	0.8
Distributors	483,705	1.3
Diversified Financial Services	1,528,238	4.0
Diversified Telecommunication Services	513,283	1.3
Electronic Equipment, Instruments & Components	173,372	0.4
Energy Equipment & Services	384,811	1.0
Food & Staples Retailing	599,332	1.5
Food Products	279,763	0.7
Health Care Equipment & Supplies	242,187	0.6
Health Care Providers & Services	443,664	1.1
Hotels, Restaurants & Leisure	4,592,742	11.9
Independent Power & Renewable Electricity Producers	737,979	1.9
Industrial Conglomerates	86,015	0.2
Insurance	362,369	0.9
Internet & Catalog Retail	166,082	0.4
Internet Software & Services	526,148	1.4
IT Services	2,784,822	7.2
Life Sciences Tools & Services	1,257,845	3.3
Machinery	1,664,254	4.3
Media	1,423,121	3.7
Metals & Mining	1,740,058	4.5
Multi-Utilities	417,426	1.1
Oil, Gas & Consumable Fuels	1,855,638	4.8
Personal Products	381,051	1.0
Pharmaceuticals	1,146,559	3.0
Professional Services	1,352,130	3.5
Real Estate Investment Trusts	1,027,049	2.7
Real Estate Management & Development	1,304,072	3.4
Road & Rail	206,729	0.5
Semiconductors & Semiconductor Equipment	241,638	0.6
Software	1,803,690	4.7
Trading Companies & Distributors	1,445,314	3.7

	38,501,903	99.6
Other Assets, Less Liabilities	140,464	0.4

Net Assets	$38,642,367	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $36,849,893)	$38,501,903
Cash denominated in foreign currencies (identified cost $127,559)	127,681
Receivables:
Dividends and interest	128,217
Investment securities sold	52,761
Fund shares sold	1,911
Other assets	41,510

Total assets	38,853,983

Liabilities
Payables:
Investment securities purchased	132,989
Manager (See Note 3)	30,979
Custodian	19,432
Professional fees	13,699
Shareholder communication	6,562
Transfer agent (See Note 3)	3,077
Fund shares redeemed	2,275
NYLIFE Distributors (See Note 3)	1,953
Trustees	113
Accrued expenses	537

Total liabilities	211,616

Net assets	$38,642,367

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,860
Additional paid-in capital	88,389,110

88,390,970
Undistributed net investment income	124,345
Accumulated net realized gain (loss) on investments and foreign currency transactions	(51,519,777)
Net unrealized appreciation (depreciation) on investments	1,652,010
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(5,181)

Net assets	$38,642,367

Class A
Net assets applicable to outstanding shares	$4,221,853

Shares of beneficial interest outstanding	208,586

Net asset value per share outstanding	$20.24
Maximum sales charge (5.50% of offering price)	1.18

Maximum offering price per share outstanding	$21.42

Investor Class
Net assets applicable to outstanding shares	$1,005,107

Shares of beneficial interest outstanding	49,847

Net asset value per share outstanding	$20.16
Maximum sales charge (5.50% of offering price)	1.17

Maximum offering price per share outstanding	$21.33

Class C
Net assets applicable to outstanding shares	$976,596

Shares of beneficial interest outstanding	49,485

Net asset value and offering price per share outstanding	$19.74

Class I
Net assets applicable to outstanding shares	$32,438,811

Shares of beneficial interest outstanding	1,552,307

Net asset value and offering price per share outstanding	$20.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$1,134,935
Interest	215

Total income	1,135,150

Expenses
Manager (See Note 3)	488,623
Professional fees	72,380
Custodian	69,379
Registration	56,662
Distribution/Service—Class A (See Note 3)	12,498
Distribution/Service—Investor Class (See Note 3)	2,718
Distribution/Service—Class C (See Note 3)	11,574
Transfer agent (See Note 3)	19,244
Shareholder communication	12,368
Trustees	1,160
Miscellaneous	19,127

Total expenses before waiver/reimbursement	765,733
Expense waiver/reimbursement from Manager (See Note 3)	(112,456)
Reimbursement from custodian (b)	(31,941)

Net expenses	621,336

Net investment income (loss)	513,814

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(397,531)
Foreign currency transactions	(19,528)

Net realized gain (loss) on investments and foreign currency transactions	(417,059)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,437,690)
Translation of other assets and liabilities in foreign currencies	2,947

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,434,743)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1,851,802)

Net increase (decrease) in net assets resulting from operations	$(1,337,988)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $90,108.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$513,814	$716,453
Net realized gain (loss) on investments and foreign currency transactions	(417,059)	8,391,920
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,434,743)	(4,473,065)

Net increase (decrease) in net assets resulting from operations	(1,337,988)	4,635,308

Dividends to shareholders:
From net investment income:
Class A	(123,143)	(22,904)
Investor Class	(23,820)	(1,909)
Class C	(18,276)	—
Class I	(1,059,591)	(759,196)

Total dividends to shareholders	(1,224,830)	(784,009)

Capital share transactions:
Net proceeds from sale of shares	5,405,284	13,165,469
Net asset value of shares issued to shareholders in reinvestment of dividends	983,139	677,147
Cost of shares redeemed	(19,747,966)	(77,325,826)

Increase (decrease) in net assets derived from capital share transactions	(13,359,543)	(63,483,210)

Net increase (decrease) in net assets	(15,922,361)	(59,631,911)

Net Assets
Beginning of year	54,564,728	114,196,639

End of year	$38,642,367	$54,564,728

Undistributed net investment income at end of year	$124,345	$737,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015		2014	2013	2012
Net asset value at beginning of year	$21.35		$20.35		$22.40	$17.80	$16.33

Net investment income (loss) (a)	0.20		0.16		0.14	0.23	0.19
Net realized and unrealized gain (loss) on investments	(0.82)		0.97		(1.66)	4.77	1.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)		(0.02)	(0.01)	(0.01)

Total from investment operations	(0.63)		1.11		(1.54)	4.99	1.47

Less dividends:
From net investment income	(0.48)		(0.11)		(0.51)	(0.39)	—

Net asset value at end of year	$20.24		$21.35		$20.35	$22.40	$17.80

Total investment return (b)	(3.00%)		5.49%		(7.01%)	28.65%	9.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01	% (c)	0.78%		0.62%	1.21%	1.15%
Net expenses	1.58	% (d)	1.63	%(e)	1.50%	1.57%	1.61	%(e)
Expenses (before waiver/reimbursement)	1.90%		1.68	%(e)	1.55%	1.62%	1.64	%(e)
Portfolio turnover rate	43%		39%		54%	55%	44%
Net assets at end of year (in 000’s)	$4,222		$5,602		$4,729	$4,323	$5,536

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.94%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.65%.
(e)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Investor Class	2016		2015		2014	2013	2012
Net asset value at beginning of year	$21.28		$20.27		$22.30	$17.75	$16.30

Net investment income (loss) (a)	0.17		0.11		0.07	0.21	0.16
Net realized and unrealized gain (loss) on investments	(0.84)		0.97		(1.62)	4.73	1.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)		(0.02)	(0.01)	(0.01)

Total from investment operations	(0.68)		1.06		(1.57)	4.93	1.45

Less dividends:
From net investment income	(0.44)		(0.05)		(0.46)	(0.38)	—

Net asset value at end of year	$20.16		$21.28		$20.27	$22.30	$17.75

Total investment return (b)	(3.24%)		5.24%		(7.19%)	28.37%	8.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85	% (c)	0.55%		0.33%	1.09%	0.99%
Net expenses	1.78	% (d)	1.85	%(e)	1.73%	1.76%	1.73	%(e)
Expenses (before waiver/reimbursement)	2.12%		1.91	%(e)	1.78%	1.81%	1.76	%(e)
Portfolio turnover rate	43%		39%		54%	55%	44%
Net assets at end of year (in 000’s)	$1,005		$1,139		$830	$901	$780

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.78%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.85%.
(e)	Net of interest expense of less than 0.01%.

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2016		2015		2014	2013	2012
Net asset value at beginning of year	$20.84		$19.95		$21.90	$17.44	$16.13

Net investment income (loss) (a)	0.01		(0.04)		(0.04)	0.02	0.05
Net realized and unrealized gain (loss) on investments	(0.81)		0.95		(1.66)	4.71	1.27
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)		(0.02)	(0.01)	(0.01)

Total from investment operations	(0.81)		0.89		(1.72)	4.72	1.31

Less dividends:
From net investment income	(0.29)		—		(0.23)	(0.26)	—

Net asset value at end of year	$19.74		$20.84		$19.95	$21.90	$17.44

Total investment return (b)	(3.91%)		4.46%		(7.94%)	27.42%	8.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03	% (c)	(0.18%)		(0.17%)	0.08%	0.30%
Net expenses	2.53	% (d)	2.60	% (e)	2.48%	2.52%	2.48	%(e)
Expenses (before waiver/reimbursement)	2.87%		2.66	% (e)	2.53%	2.57%	2.51	%(e)
Portfolio turnover rate	43%		39%		54%	55%	44%
Net assets at end of year (in 000’s)	$977		$1,284		$956	$916	$2,334

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.04%).
(d)	Without the custody fee reimbursement, net expenses would have been 2.60%.
(e)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Class I	2016		2015		2014	2013	2012
Net asset value at beginning of year	$22.03		$21.01		$23.11	$18.35	$16.83

Net investment income (loss) (a)	0.25		0.19		0.19	0.29	0.21
Net realized and unrealized gain (loss) on investments	(0.84)		1.02		(1.70)	4.91	1.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)		(0.02)	(0.01)	(0.01)

Total from investment operations	(0.60)		1.19		(1.53)	5.19	1.55

Less dividends:
From net investment income	(0.53)		(0.17)		(0.57)	(0.43)	(0.03)

Net asset value at end of year	$20.90		$22.03		$21.01	$23.11	$18.35

Total investment return (b)	(2.78%)		5.74%		(6.77%)	28.97%	9.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22	% (c)	0.90%		0.81%	1.48%	1.27%
Net expenses	1.33	% (d)	1.38	%(e)	1.25%	1.32%	1.36	%(e)
Expenses (before waiver/reimbursement)	1.65%		1.43	%(e)	1.30%	1.37%	1.39	%(e)
Portfolio turnover rate	43%		39%		54%	55%	44%
Net assets at end of year (in 000’s)	$32,439		$46,540		$107,682	$119,726	$154,291

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.15%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.40%.
(e)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

20	MainStay Epoch International Small Cap Fund

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

21

Notes to Financial Statements (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

22	MainStay Epoch International Small Cap Fund

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

23

Notes to Financial Statements (continued)

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.85% for Investor Class and 2.60% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $488,623 and waived its fees and/or reimbursed expenses in the amount of $112,456.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,101 and $897, respectively. During the year ended October 31,

2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $473 and $6, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,619
Investor Class	2,709
Class C	2,885
Class I	12,031

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$232,540	$(50,259,913)	$(8,922)	$287,692	$(49,748,603)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Passive Foreign Investment Company (PFIC) adjustments, Real Estate Investment Trusts (REITs), securities written off, and return of capital distributions received. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$98,113	$(98,113)	$—

24	MainStay Epoch International Small Cap Fund

The reclassifications for the Fund are primarily due to foreign currency gain (loss), return of capital distributions received, and PFIC adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $50,259,913 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$49,363	$—
Unlimited	646	251
Total	$50,009	$251

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$1,224,830	$784,009

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $18,837 and $32,620, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	52,041	$1,030,040
Shares issued to shareholders in reinvestment of dividends and distributions	5,751	119,095
Shares redeemed	(114,307)	(2,305,866)

Net increase (decrease) in shares outstanding before conversion	(56,515)	(1,156,731)
Shares converted into Class A (See Note 1)	4,602	94,363
Shares converted from Class A (See Note 1)	(1,860)	(37,310)

Net increase (decrease)	(53,773)	$(1,099,678)

Year ended October 31, 2015:
Shares sold	129,138	$2,774,421
Shares issued to shareholders in reinvestment of dividends and distributions	1,168	22,881
Shares redeemed	(98,431)	(2,025,044)

Net increase (decrease) in shares outstanding before conversion	31,875	772,258
Shares converted into Class A (See Note 1)	1,510	33,667
Shares converted from Class A (See Note 1)	(3,395)	(69,374)

Net increase (decrease)	29,990	$736,551

25

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	12,364	$250,563
Shares issued to shareholders in reinvestment of dividends and distributions	1,143	23,610
Shares redeemed	(14,419)	(293,562)

Net increase (decrease) in shares outstanding before conversion	(912)	(19,389)
Shares converted into Investor Class (See Note 1)	1,865	37,310
Shares converted from Investor Class (See Note 1)	(4,614)	(94,363)

Net increase (decrease)	(3,661)	$(76,442)

Year ended October 31, 2015:
Shares sold	24,676	$522,238
Shares issued to shareholders in reinvestment of dividends and distributions	98	1,909
Shares redeemed	(14,101)	(290,866)

Net increase (decrease) in shares outstanding before conversion	10,673	233,281
Shares converted into Investor Class (See Note 1)	3,406	69,374
Shares converted from Investor Class (See Note 1)	(1,514)	(33,667)

Net increase (decrease)	12,565	$268,988

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	9,190	$183,358
Shares issued to shareholders in reinvestment of dividends and distributions	674	13,719
Shares redeemed	(21,980)	(432,878)

Net increase (decrease)	(12,116)	$(235,801)

Year ended October 31, 2015:
Shares sold	36,457	$758,891
Shares redeemed	(22,767)	(468,933)

Net increase (decrease)	13,690	$289,958

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	193,032	$3,941,323
Shares issued to shareholders in reinvestment of dividends and distributions	38,758	826,715
Shares redeemed	(792,402)	(16,715,660)

Net increase (decrease)	(560,612)	$(11,947,622)

Year ended October 31, 2015:
Shares sold	429,851	$9,109,919
Shares issued to shareholders in reinvestment of dividends and distributions	32,343	652,357
Shares redeemed	(3,474,460)	(74,540,983)

Net increase (decrease)	(3,012,266)	$(64,778,707)

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch International Small Cap Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch International Small Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch International Small Cap Fund of MainStay Funds Trust, as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2016, the Fund designated approximately $1,316,502 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2016:

•	the total amount of taxes paid to foreign countries was $91,672

•	the total amount of income sourced from foreign countries was $1,199,768

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Epoch International Small Cap Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

30	MainStay Epoch International Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay Epoch International Small Cap Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716812 MS316-16	MSEISC11-12/16 (NYLIM) NL242

MainStay High Yield Municipal Bond Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (3/31/10)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3.55 8.43%	7.16 8.15%	7.64 8.40%	0.92 0.92%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3.54 8.42	7.13 8.12	7.58 8.34	0.94 0.94
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.61 7.61	7.31 7.31	7.54 7.54	1.69 1.69
Class I Shares	No Sales Charge		8.70	8.42	8.65	0.67

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Bloomberg Barclays Municipal Bond Index[3]	4.06%	4.34%	4.67%
High Yield Municipal Bond Composite Index[4]	6.78	6.03	6.19
Average Lipper High Yield Municipal Debt Fund[5]	6.60	6.50	6.27

3.	The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40%, respectively. The
Bloomberg Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper High Yield Municipal Debt Fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,021.10	$4.42	$1,020.80	$4.42

Investor Class Shares	$1,000.00	$1,021.00	$4.57	$1,020.60	$4.57

Class C Shares	$1,000.00	$1,017.10	$8.37	$1,016.80	$8.36

Class I Shares	$1,000.00	$1,022.40	$3.15	$1,022.00	$3.15

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.87% for Class A, 0.90% for Investor Class, 1.65% for Class C and 0.62% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

Puerto Rico	11.2%
California	10.9
Illinois	9.0
New York	8.3
Texas	6.0
New Jersey	4.8
Michigan	4.3
Ohio	3.8
Pennsylvania	3.7
Florida	2.4
Massachusetts	2.4
Colorado	2.3
District of Columbia	2.3
Virginia	2.2
Wisconsin	2.1
Tennessee	1.9
Guam	1.8
U.S. Virgin Islands	1.7
Indiana	1.6
Alabama	1.4
Arizona	1.4
Louisiana	1.3
Kentucky	1.1
Georgia	1.0
Washington	1.0

Iowa	0.9%
Nebraska	0.8
Missouri	0.7
Rhode Island	0.7
Nevada	0.6
Oregon	0.5
Alaska	0.4
New Hampshire	0.4
Arkansas	0.3
Minnesota	0.3
Oklahoma	0.3
South Carolina	0.3
Connecticut	0.2
Maryland	0.2
New Mexico	0.2
North Carolina	0.2
Delaware	0.1
Hawaii	0.1
Mississippi	0.1
South Dakota	0.1
Wyoming	0.1
Utah	0.0	‡
Vermont	0.0	‡
Other Assets, Less Liabilities	2.6

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2016

1.	Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds (zero coupon) –5.30%, due 6/1/33–6/1/47

2.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds (zero coupon) –8.25%, due 5/1/17–7/1/37

3.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds (zero coupon) –5.125%,due 8/1/40–8/1/54

4.	Puerto Rico Highways & Transportation Authority, Revenue Bonds (zero coupon) –5.50%, due 7/1/17–7/1/38

5.	Tobacco Settlement Financing Corp., Revenue Bonds, 4.75%–5.00%, due 6/1/29–6/1/41
6.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.125%–6.00%, due 6/1/24–6/1/42

7.	Chicago Board of Education, Unlimited General Obligation, 1.46%–9.00%, due 3/1/26-12/1/44

8.	State of Illinois, Unlimited General Obligation, 4.00%–5.00%, due 3/1/34–6/1/41

9.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/34–11/15/44

10.	Metropolitan Pier & Exposition Authority, McCormick, Revenue Bonds, (zero coupon) –5.00%, due 12/15/38–6/15/50

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its benchmarks and peers during 12 months ended October 31, 2016?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 8.43% for Class A shares, 8.42% for Investor Class shares and 7.61% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 8.70%. For the 12 months ended October 31, 2016, all share classes outperformed the 4.06% return of the Bloomberg Barclays Municipal Bond Index,1 which is the Fund’s primary benchmark; the 6.78% return of the High Yield Municipal Bond Composite Index,1 which is the Fund’s secondary benchmark; and the 6.60% return of the Average Lipper2 High Yield Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund maintained a significantly overweight position relative to the Bloomberg Barclays Municipal Bond Index in credits rated BBB3 and lower. (The Bloomberg Barclays Municipal Bond Index consists entirely of investment-grade credits.) The Fund benefited from its longer-maturity profile compared to the Index as credit spreads4 tightened and the municipal yield curve5 flattened. The Fund’s overweight exposure to education and transportation bonds also outperformed the Index. Security selection among Puerto Rico, California and tobacco bonds also helped the Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index. The Fund’s exposure to credits issued by the U.S. Virgin Islands and an underweight position in electric revenue bonds detracted slightly from relative performance.

What was the Fund’s duration6 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the prospectus. The Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than the

Bloomberg Barclays Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst7 was 7.4 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We believed that the Federal Reserve’s desire to raise the federal funds target rate would combine with strong industry cash flows and strong demand for longer-term municipal bonds to produce changes in the shape of the yield curve and alter credit spreads. We expected a flatter yield curve and continued spread tightening, and these factors were significant drivers of Fund positioning during the reporting period. The Fund also emphasized purchasing credits that we believed would benefit from continued low oil and gas prices, such as tobacco bonds and transportation sector credits. In the primary and secondary markets, we found attractive opportunities to invest in bonds with maturities longer than 15 years. Insured and uninsured Puerto Rico securities performed well during the reporting period, as the passage of a debt restructuring law (PROMESA) and establishment of a federal oversight board was viewed constructively by investors who bid prices higher. The Fund, however, maintained its Puerto Rico exposure with heavy emphasis on bonds insured by a monoline insurance company. The Fund also maintained elevated liquidity to be well-positioned to seek to take advantage of opportunities during bouts of volatility in the market, as uncertainty over the outcome of the presidential election left many investors trying to discern the market impact of each candidate’s agenda.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

During the reporting period, the Fund maintained a longer maturity and a lower rating profile than the Bloomberg Barclays Municipal Bond Index, which consists entirely of

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

investment-grade bonds. This positioning made a positive contribution to the Fund’s relative performance during the reporting period, as credit spreads for lower-rated investment-grade bonds and below-investment-grade bonds narrowed and the yield curve flattened. (Contributions take weightings and total returns into account.) While all sectors produced positive absolute returns during the reporting period, the Fund’s overweight exposure to education and transportation bonds and security selection in Puerto Rico and California and tobacco bonds were the strongest contributors to the Fund’s relative performance. Other strong contributors were the Fund’s special tax and local general obligation bonds. Slightly detracting from relative performance were Fund positions in bonds issued by the U.S. Virgin Islands and Fund holdings in the electric revenue bond sector.

How did the Fund’s sector weightings change during the reporting period?

The prevalent sectors in the Fund—such as special tax, higher education, health care, tobacco and transportation—continued to reflect our desire to construct a reasonably well-diversified Fund, include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). We believed that the scarcity value8 of the Fund’s infrequent issuers would enhance the performance of those specific bonds over time. During the reporting period, the sector weightings of the Fund were altered modestly, with exposure to transportation, local general obligation, health care and special tax bonds increasing, and exposure to industrial development revenue/pollution control revenue (“IDR/PCR”), higher education and charter school bonds declining.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund continued to hold an overweight position relative to the Bloomberg Barclays Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund held an overweight position relative to the Index in credits rated BBB and below investment grade. As of October 31, 2016, the Fund held approximately 46.7% of its net assets in below-investment-grade municipal credits. As of the same date, the Fund maintained underweight positions relative to the Index in securities rated AA9 and AAA10 and in bonds with maturities of less than 10 years.

8.	Scarcity value is value added to a security by desirable characteristics—such as atypical yield, unusual protective covenants or rare availability—that tend to be difficult to find in the marketplace.
9.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
10.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Municipal Bonds 97.4%†
Alabama 1.4%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds
Series S 5.75%, due 6/1/45	$1,250,000	$1,390,050
Series S 6.00%, due 6/1/50	1,375,000	1,550,051
County of Jefferson AL, Limited General Obligation
Series A, Insured: NATL-RE 5.00%, due 4/1/21	1,250,000	1,250,287
Series A, Insured: NATL-RE 5.25%, due 4/1/17	145,000	145,193
County of Jefferson AL, Revenue Bonds
Series A 4.75%, due 1/1/25	650,000	653,582
Series A, Insured: AMBAC 4.75%, due 1/1/25	3,740,000	3,760,607
Series A 5.25%, due 1/1/17	330,000	331,815
Series A 5.50%, due 1/1/21	2,250,000	2,262,397
County of Jefferson AL, Sewer Revenue, Revenue Bonds Senior Lien—Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,862,597
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/26	4,600,000	4,595,032
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	1,115,658
Insured: AMBAC 5.125%, due 4/1/21	250,000	250,238
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds Series A 5.00%, due 10/1/43	5,080,000	5,555,539

		36,723,046

Alaska 0.4%
Northern Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	10,785,000	10,257,613

	Principal Amount	Value
Arizona 1.4%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	$7,945,000	$8,684,918
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	2,450,000	2,687,552
Industrial Development Authority of the City of Phoenix, American Leadership AC, Revenue Bonds
5.375%, due 6/15/35 (a)	1,360,000	1,421,934
5.625%, due 6/15/45 (a)	3,985,000	4,174,527
Industrial Development Authority of the City of Phoenix, Basis Schools Projects, Revenue Bonds
Series A 5.00%, due 7/1/35 (a)	2,000,000	2,142,740
Series A 5.00%, due 7/1/46 (a)	4,120,000	4,367,612
Industrial Development Authority of the City of Phoenix, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	875,000	879,498
Industrial Development Authority of the City of Phoenix, Great Hearts Academies, Revenue Bonds
5.00%, due 7/1/36	1,700,000	1,907,230
5.00%, due 7/1/46	1,350,000	1,500,619
6.40%, due 7/1/47	1,000,000	1,105,710
Industrial Development Authority of the City of Phoenix, Villa Montessori, Inc., Revenue Bonds 5.00%, due 7/1/45	1,000,000	1,074,850
Industrial Development Authority of the County of Pima, Charter Schools Project, Revenue Bonds Series Q 5.375%, due 7/1/31	1,970,000	2,136,780
Industrial Development Authority of the County of Pima, Paradise Education Center Project, Revenue Bonds 6.10%, due 6/1/45	1,100,000	1,237,291
Industrial Development Authority of the County of Yavapai, Agribusiness & Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	580,280

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds 5.00%, due 7/1/35	$3,000,000	$3,236,160

		37,137,701

Arkansas 0.3%
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	1,425,000	1,640,289
Series C 5.00%, due 2/1/35	1,170,000	1,341,218
Little Rock Metrocentre Improvement District No. 1, Little Rock Newspapers, Inc., Revenue Bonds 0.53%, due 12/1/25 (b)	5,600,000	5,600,000

		8,581,507

California 10.9%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,756,498
Alameda County Industrial Development Authority, Convergent Laser Project, Revenue Bonds Series A 0.78%, due 6/1/30 (b)(c)	2,185,000	2,185,000
Alameda County Industrial Development Authority, Malberg Engineering, Inc., Revenue Bonds 0.78%, due 8/1/31 (b)(c)	1,760,000	1,760,000
Alameda County Industrial Development Authority, White Brothers Project, Revenue Bonds 0.78%, due 3/1/32 (b)(c)	1,860,000	1,860,000
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	12,000,000	12,384,960
Antelope Valley Healthcare District, Revenue Bonds Series A 5.25%, due 3/1/36	3,870,000	4,252,356
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	792,899
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	742,560

	Principal Amount	Value
California (continued)
California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds
5.125%, due 6/1/38	$4,000,000	$3,999,880
Series A 5.125%, due 6/1/38	3,500,000	3,499,790
5.25%, due 6/1/46	3,095,000	3,094,690
5.65%, due 6/1/41	8,600,000	8,829,534
California Municipal Finance Authority, Baptist University, Revenue Bonds
Series A 5.375%, due 11/1/40 (a)	3,000,000	3,253,740
Series A 5.50%, due 11/1/45 (a)	6,000,000	6,542,040
California Municipal Finance Authority, Community Hospitals Center, Certificate of Participation 5.50%, due 2/1/39	1,640,000	1,780,368
California Municipal Finance Authority, Palmdale Aerospace Academy Project, Revenue Bonds 5.00%, due 7/1/41 (a)	1,750,000	1,873,112
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,211,860
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	577,325
California School Finance Authority, Classical Academies Project, Revenue Bonds Series A-1 7.375%, due 10/1/43	1,000,000	1,202,770
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	1,525,000	1,623,637
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
6.00%, due 7/1/40	2,490,000	2,757,003
6.375%, due 7/1/45	1,170,000	1,304,843
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	4,055,988
7.50%, due 11/1/41	1,000,000	1,187,830

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	$5,000,000	$5,253,650
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	722,568
5.875%, due 11/1/43	435,000	463,723
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.00%, due 12/1/36 (a)	3,000,000	3,374,010
Series A 5.25%, due 12/1/56 (a)	9,000,000	10,078,920
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	761,710
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	792,603
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	7,456,875
Contra Costa County Public Financing Authority, Contra Costa Centre Project, Tax Allocation Series B, Insured: AGC 4.375%, due 8/1/21	250,000	255,633
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,726,395
Del Mar CA Race Track Authority, Revenue Bonds 5.00%, due 10/1/35	1,665,000	1,846,951
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	3,664,400
Series C (zero coupon), due 8/1/39	17,900,000	6,169,593
Series C (zero coupon), due 8/1/43	16,000,000	4,335,360
Series C (zero coupon), due 8/1/44	8,000,000	2,047,120

	Principal Amount	Value
California (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	$1,500,000	$1,779,960
Series C 6.50%, due 1/15/43	5,000,000	5,986,400
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,321,400
♦Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series B (zero coupon), due 6/1/47	650,000,000	65,260,000
Series A-1 5.00%, due 6/1/33	2,755,000	2,726,128
Series A-1 5.125%, due 6/1/47	5,350,000	5,185,969
Series A-2 5.30%, due 6/1/37	20,365,000	20,351,355
Hayward Unified School District, Capital Appreciation-Election 2008, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,748,720
Lemoore Redevelopment Agency, Lemoore Redevelopment Project, Tax Allocation 7.375%, due 8/1/40	1,000,000	1,005,410
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	2,073,960
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	3,689,200
Oakley Redevelopment Agency, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	102,690
Riverside County Transportation Commission, Revenue Bonds Senior Lien—Series A 5.75%, due 6/1/48	1,480,000	1,714,758
Rohnerville School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	390,040
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	317,330

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Francisco City and County Redevelopment Agency, 6-Mission Bay Public, Special Tax Series C (zero coupon), due 8/1/37	$5,015,000	$1,724,659
San Francisco City and County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	542,088
San Francisco City and County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax Series C (zero coupon), due 8/1/38	2,000,000	641,240
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Junior Lien—Series B 5.25%, due 1/15/49	220,000	250,100
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Series D, Insured: XLCA 4.50%, due 8/1/33	690,000	698,025
Santa Ana Unified School District, Capital Appreciation-Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	25,000,000	7,892,500
Sierra Kings Health Care District, Unlimited General Obligation 5.00%, due 8/1/37	2,465,000	2,851,068
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.80%, due 9/1/20	125,000	124,409
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,899,855
Insured: NATL-RE 5.25%, due 9/1/23	345,000	342,457
Insured: NATL-RE 5.25%, due 9/1/24	100,000	98,606
Insured: NATL-RE 5.25%, due 9/1/34	350,000	349,972
Insured: NATL-RE 5.375%, due 9/1/21	175,000	173,768

	Principal Amount	Value
California (continued)
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: AGC 5.00%, due 9/1/23	$100,000	$100,024
Series A, Insured: AGC 5.00%, due 9/1/24	330,000	330,079
Series A, Insured: AGC 5.25%, due 9/1/31	150,000	150,039
Stockton Public Financing Authority, Revenue Bonds Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	49,651
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 4.00%, due 9/1/21	75,000	75,014
Insured: NATL-RE 4.125%, due 9/1/22	100,000	100,019
Insured: NATL-RE 4.25%, due 9/1/24	215,000	215,043
Insured: NATL-RE 4.25%, due 9/1/25	20,000	20,004
Insured: NATL-RE 5.00%, due 9/1/28	2,265,000	2,265,544
Insured: NATL-RE 5.00%, due 9/1/36	650,000	650,156
Stockton Unified School District, Unlimited General Obligation Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	3,393,650
Stockton-East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	56,852
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	74,872
Sutter Union High School District, Unlimited General Obligation Series B (zero coupon), due 6/1/50	16,260,000	2,236,400
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/46	16,160,000	15,862,333
Series A-1 5.375%, due 6/1/38	2,150,000	2,149,785
Series A-1 5.50%, due 6/1/45	5,100,000	5,099,490

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	$500,000	$616,245
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,685,000
Westminster School District, Cabs-Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	20,000,000	2,053,400

		295,903,861

Colorado 2.3%
Bromley Park Metropolitan District No. 2, Limited General Obligation Insured: AGC 5.00%, due 12/1/16	25,000	25,006
Central Platte Valley Metropolitan District, Unlimited General Obligation
5.00%, due 12/1/43	1,250,000	1,324,013
Series A 5.375%, due 12/1/33	1,500,000	1,720,110
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.25%, due 10/1/32 (c)	8,000,000	8,227,280
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds 5.00%, due 12/1/35	3,500,000	3,926,230
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	4,175,000	4,781,753
Colorado Healthcare Authority, Revenue Bonds, Tender Option Bond Floater 2015-XF1001 0.88%, due 1/1/45 (a)(b)	3,000,000	3,000,000
Denver Convention Center Hotel Authority, Revenue Bonds
Insured: XLCA 4.75%, due 12/1/35	345,000	345,273
Insured: XLCA 5.00%, due 12/1/35	3,785,000	3,788,179
Denver Health and Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,756,727
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,459,300

	Principal Amount	Value
Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds (continued)
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	$245,000	$194,645
E-470 Public Highway Authority, Revenue Bonds (continued)
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,493,757
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	439,699
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	788,556
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	3,028,104
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	321,775
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	985,533
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	462,478
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	183,407
(zero coupon), due 9/1/40	3,450,000	1,415,328
(zero coupon), due 9/1/41	3,925,000	1,543,545
Foothills Metropolitan District, Special Assessment 6.00%, due 12/1/38	3,815,000	4,163,844
Fountain Urban Renewal Authority, Improvement-South Academy Highland, Tax Allocation Series A 5.25%, due 11/1/37	1,900,000	2,051,943
Park Creek Metropolitan District, Senior Ltd., Property, Tax Allocation Series A 5.00%, due 12/1/45	4,000,000	4,506,400
Southglenn Metropolitan District, Special Revenue, Limited General Obligation 5.00%, due 12/1/46	2,100,000	2,153,340

		62,086,225

Connecticut 0.2%
Connecticut State Health & Educational Facility Authority, Church Home of Hartford, Inc., Revenue Bonds Series A 5.00%, due 9/1/53 (a)	1,500,000	1,618,350
State of Connecticut, Special Obligation Parking Revenue, Bradley International Airport, Revenue Bonds
Series A, Insured: ACA 6.50%, due 7/1/18 (c)	375,000	376,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut, Special Obligation Parking Revenue, Bradley International Airport, Revenue Bonds (continued)
Series A, Insured: ACA 6.60%, due 7/1/24 (c)	$2,075,000	$2,082,449
State of Connecticut, Unlimited General Obligation Series E 5.00%, due 11/1/16	1,500,000	1,500,000

		5,577,288

Delaware 0.1%
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,855,000	4,156,769

District of Columbia 2.3%
District of Columbia, Carnegie, Revenue Bonds 0.63%, due 11/1/45 (b)	10,050,000	10,050,000
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,121,590
District of Columbia, Friendship Public Charter School, Revenue Bonds
5.00%, due 6/1/41	1,935,000	2,193,342
5.00%, due 6/1/46	1,400,000	1,580,796
District of Columbia, James F. Oyster Elementary School Pilot, Revenue Bonds Insured: ACA 6.25%, due 11/1/31	670,000	670,134
District of Columbia, Methodist Home, Revenue Bonds Series A-R 5.25%, due 1/1/39	1,015,000	1,041,623
District of Columbia, Tobacco Settlement Financing Corp., Capital Appreciation Asset-Backed, Revenue Bonds Series A (zero coupon), due 6/15/46	85,000,000	10,875,750
Metropolitan Washington Airports Authority, Revenue Bonds
(zero coupon), due 10/1/39	5,005,000	1,967,516
5.00%, due 10/1/53	30,365,000	33,761,629

		63,262,380

	Principal Amount	Value
Florida 2.4%
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	$4,070,000	$4,069,959
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,826,230
City of Atlantic Beach Florida, Feet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	1,500,000	1,705,830
City of Orlando FL, Revenue Bonds Series C, Insured: AGC 5.50%, due 11/1/38	3,835,000	3,984,412
City of Tallahassee FL, Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/55	5,000,000	5,610,100
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,528,932
6.125%, due 6/1/43	2,500,000	2,906,775
County of Bay FL Educational Facilities, Bay Haven Charter Academy, Inc., Revenue Bonds 5.00%, due 9/1/45	250,000	258,755
County of Bay FL Educational Facilities, Bay Haven Charter, Revenue Bonds Series A 6.00%, due 9/1/40	1,000,000	1,062,330
Florida Development Finance Corp. Educational Facilities, Florida Charter Foundation, Inc. Projects, Revenue Bonds Series A 4.75%, due 7/15/36	3,605,000	3,440,432
Halifax Hospital Medical Center, Revenue Bonds 4.00%, due 6/1/46	4,565,000	4,687,525
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	3,500,000	3,884,475
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds
5.00%, due 11/15/29	1,825,000	2,072,817
5.00%, due 11/15/39	2,230,000	2,525,185

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	$1,500,000	$1,715,475
Series C 5.00%, due 10/1/40	1,000,000	1,124,610
Series A 7.25%, due 10/1/40	2,500,000	3,210,325
North Sumter County Florida Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,712,505
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	400,000	431,424
Osceola County Expressway Authority, Revenue Bonds Senior Lien—Series A 5.375%, due 10/1/47	11,120,000	12,303,390
Osceola County Expressway Authority, Senior Lien-Poinciana, Revenue Bonds (zero coupon), due 10/1/36	4,000,000	3,065,040

		65,126,526

Georgia 1.0%
Burke County Development Authority, Georgia Power Co., Plant Vogtle Project, Revenue Bonds 0.69%, due 11/1/53 (b)	2,000,000	2,000,000
Cedartown Polk County Hospital Authority, Antic Certs-Polk Medical Center, Revenue Bonds 5.00%, due 7/1/39	8,100,000	9,234,972
Cherokee County Development Authority, Goodwill North Georgia, Inc., Revenue Bonds 0.74%, due 8/1/33 (b)	565,000	565,000
Cobb County Development Authority, Kennesaw State University, Revenue Bonds 5.00%, due 7/15/38	890,000	977,478
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds 5.00%, due 7/1/42	4,500,000	4,965,885
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 7.00%, due 6/15/39	3,000,000	3,126,360

	Principal Amount	Value
Georgia (continued)
Private Colleges And Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	$6,000,000	$6,669,480

		27,539,175

Guam 1.8%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (c)	3,000,000	3,588,780
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	13,565,000	15,424,083
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,415,000	1,646,720
Series D 5.00%, due 11/15/39	9,500,000	10,713,625
Series A 6.50%, due 11/1/40	3,990,000	4,794,624
Territory of Guam, Unlimited General Obligation
Series A 5.25%, due 11/15/37	7,610,000	7,969,420
Series A 7.00%, due 11/15/39	4,040,000	4,759,726

		48,896,978

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Revenue Bonds 5.00%, due 1/1/45 (a)	1,500,000	1,545,525

Illinois 9.0%
Chicago Board of Education, Chicago School Reform Board, Unlimited General Obligation Series A-A, Insured: AGC 5.50%, due 12/1/26	22,620,000	26,040,596
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/27	5,040,000	3,125,052
♦Chicago Board of Education, Unlimited General Obligation
Series A-3 1.46%, due 3/1/36 (b)	5,000,000	4,686,050
Series B 5.00%, due 12/1/33	1,950,000	1,770,405
Series A 5.25%, due 12/1/41	5,295,000	4,866,476

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
♦Chicago Board of Education, Unlimited General Obligation (continued)
Series A 5.50%, due 12/1/39	$5,400,000	$5,090,364
Series A 7.00%, due 12/1/44	14,685,000	15,616,323
Series A-1 9.00%, due 3/1/26	12,350,000	12,357,163
Chicago Midway International Airport, Revenue Bonds Series B 5.00%, due 1/1/46	10,500,000	12,107,970
City of Chicago IL, Sales Tax, Revenue Bonds Series A 5.25%, due 1/1/38	11,550,000	12,184,095
City of Chicago IL, Unlimited General Obligation Series B 5.50%, due 1/1/31	2,360,000	2,519,654
Illinois Finance Authority, Chicago Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,691,925
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds 5.00%, due 5/15/40	1,265,000	1,377,180
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,692,100
Illinois Finance Authority, Memorial Health System, Revenue Bonds 0.53%, due 10/1/22 (b)	8,880,000	8,880,000
Illinois Finance Authority, Noble Network Charter School, Revenue Bonds Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	1,035,730
Illinois Finance Authority, Noble Network Charter, Revenue Bonds 5.00%, due 9/1/32	1,830,000	2,004,289
Illinois Finance Authority, North Park University Project, Revenue Bonds 0.66%, due 10/1/29 (b)	6,600,000	6,600,000
Illinois Metro Pier & Exposition, Revenue Bonds, Tender Option Bond Floater 2015-XF1046 1.00%, due 6/15/50 (a)(b)	31,740,000	31,740,000
Massac County Hospital District, Unlimited General Obligation Insured: AGC 4.50%, due 11/1/31	110,000	110,000

	Principal Amount	Value
Illinois (continued)
♦Metropolitan Pier & Exposition Authority, McCormick, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 12/15/38	$94,950,000	$35,057,439
Series B-2 5.00%, due 6/15/50	1,600,000	1,673,152
♦State of Illinois, Unlimited General Obligation
Insured: BAM 4.00%, due 6/1/41	28,500,000	28,366,620
Series A, Insured: AMBAC 5.00%, due 3/1/34	12,880,000	12,923,792
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	201,374

		242,717,749

Indiana 1.6%
Carmel Redevelopment District, Certificate of Participation Series C 6.50%, due 7/15/35	1,000,000	1,206,770
City of Anderson IN, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	2,285,000	2,199,930
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (c)	5,500,000	6,840,680
Gary Chicago International Airport Authority, Revenue Bonds
5.00%, due 2/1/29 (c)	1,170,000	1,267,098
5.25%, due 2/1/34 (c)	750,000	809,430
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	754,286
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	5,305,542
5.50%, due 8/15/45	210,000	229,803
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,838,658
Indiana Finance Authority, Republic Services, Inc., Project, Revenue Bonds
0.85%, due 5/1/34 (b)(c)	8,500,000	8,500,000
0.85%, due 12/1/37 (b)(c)	10,500,000	10,500,000

		43,452,197

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Iowa 0.9%
Iowa Finance Authority, Iowa West Foundation Project, Revenue Bonds 0.67%, due 1/1/32 (b)	$4,380,000	$4,380,000
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	6,144,508
Series C 5.625%, due 6/1/46	6,730,000	6,657,854
Xenia Rural Water District, Revenue Bonds
Insured: AGC 4.50%, due 12/1/31	1,570,000	1,574,961
Insured: AGC 4.50%, due 12/1/41	960,000	963,034
Insured: AGC 5.00%, due 12/1/41	1,945,000	1,951,944
5.00%, due 12/1/41	2,000,000	2,265,700

		23,938,001

Kentucky 1.1%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds Series A 4.00%, due 2/1/32	1,000,000	1,037,970
City of Glasgow KY, Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,142,340
County of Ohio KY, Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	14,910,000	15,771,202
Kentucky Municipal Power Agency (Electric Light Power), Revenue Bonds, Tender Option Bond Floater 2016-XG0055, Insured: BHAC 0.83%, due 9/1/42 (a)(b)	13,150,000	13,150,000

		31,101,512

Louisiana 1.3%
City of New Orleans, Water Revenue Bonds 5.00%, due 12/1/44	5,500,000	6,212,635
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	8,323,551
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,700,000	4,245,380

	Principal Amount	Value
Louisiana (continued)
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/38	$1,930,000	$1,934,497
Series A, Insured: AGC 5.00%, due 7/1/22	100,000	100,231
Louisiana Public Facilities Authority, Christus Health, Revenue Bonds Series B2 0.60%, due 7/1/47 (b)	3,245,000	3,245,000
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bond 5.00%, due 5/15/47	5,000,000	5,677,250
Louisiana Public Facilities Authority, Susla Facilities, Inc. Project, Revenue Bonds Series A 5.75%, due 7/1/39	5,920,000	5,955,224

		35,693,768

Maryland 0.2%
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,154,110
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,471,960
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,169,300

		6,795,370

Massachusetts 2.4%
Massachusetts Development Finance Agency, Green Bonds-Boston Medical Center, Revenue Bonds 5.00%, due 7/1/44	11,900,000	13,162,947
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds Series A 5.50%, due 7/1/44	6,000,000	6,653,640
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (a)	2,000,000	2,181,320

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, Revenue Bonds 5.00%, due 5/1/41	$3,000,000	$3,368,250
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/48	9,000,000	9,962,190
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,498,482
5.00%, due 9/1/45	1,175,000	1,323,085
Massachusetts Port Authority, Delta Airlines, Inc., Projects, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 1/1/27 (c)	1,175,000	1,179,665
Massachusetts Port Authority, Special Facilities-Delta Airlines, Inc., Revenue Bonds
Series B, Insured: AMBAC 2.226%, due 1/1/31 (b)(c)	5,000,000	4,412,500
Series C, Insured: AMBAC 2.306%, due 1/1/31 (b)(c)	13,000,000	11,472,500
Massachusetts State Development Finance Agency, UMass Memorial Healthcare, Revenue Bonds
Series I 5.00%, due 7/1/41	1,850,000	2,078,253
Series I 5.00%, due 7/1/46	4,500,000	5,043,465
Massachusetts State Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,630,000	1,782,862

		64,119,159

Michigan 4.3%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	562,760
Allen Academy, Michigan Public School Academy, Revenue Bonds
5.50%, due 6/1/22	1,015,000	608,939
6.00%, due 6/1/33	1,000,000	599,940
Central Plains Energy, Project No. 3, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	305,979

	Principal Amount	Value
Michigan (continued)
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	$1,050,000	$1,050,882
5.125%, due 11/1/35	605,000	605,381
City of Detroit MI Sewage Disposal System, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/39	5,000,000	5,590,350
City of Detroit MI Water Supply System, Revenue Bonds
Senior Lien—Series C 4.50%, due 7/1/27	165,000	179,220
Senior Lien—Series D, Insured: NATL-RE 5.00%, due 7/1/33	720,000	721,116
Senior Lien—Series A 5.00%, due 7/1/36	655,000	711,625
Series C 5.00%, due 7/1/41	1,620,000	1,762,252
City of Detroit MI Water Supply System, Senior Lien, Revenue Bonds Series A 5.25%, due 7/1/41	10,840,000	11,909,149
City of Detroit MI Water Supply System, Unrefunded-2015, Revenue Bonds 2nd Lien—Series B, Insured: NATL-RE 5.00%, due 7/1/34	10,000	10,032
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	20,201
Insured: AMBAC 5.25%, due 4/1/22	58,125	58,404
Insured: AMBAC 5.25%, due 4/1/24	45,725	45,866
County of Wayne MI, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,400,000	4,471,148
Detroit MI Sewage Disposal System, Second Lien, Revenue Bonds Series B 5.00%, due 7/1/36	260,000	247,960
Flint Hospital Building Authority, Hurley Medical Center, Revenue Bonds Series A 5.25%, due 7/1/39	1,955,000	2,035,096
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,082,270

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, College for Creative Studies, Revenue Bonds (continued)
5.00%, due 12/1/40	$1,000,000	$1,075,160
5.00%, due 12/1/45	4,000,000	4,282,680
Michigan Finance Authority, Great Lakes Water, Revenue Bonds Series C-1 5.00%, due 7/1/44	1,000,000	1,099,640
Michigan Finance Authority, Higher-Education-Thomas M. Cooley Law, Revenue Bonds 6.75%, due 7/1/44 (a)	13,000,000	13,932,750
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D4 5.00%, due 7/1/34	1,000,000	1,130,180
5.00%, due 7/1/34	1,000,000	1,132,830
5.00%, due 7/1/35	2,000,000	2,259,200
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	3,000,000	3,181,830
Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds 7.50%, due 11/1/40	855,000	917,304
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds
7.00%, due 10/1/31	2,120,000	2,152,712
7.00%, due 10/1/36	1,740,000	1,758,166
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds
7.75%, due 7/15/26	100,000	93,226
8.00%, due 7/15/41	2,000,000	1,792,320
Michigan Finance Authority, St. Catherine Siena, Revenue Bonds
Series A 7.375%, due 10/1/20 (d)(e)	885,000	531,027
Series A 8.00%, due 10/1/30 (d)(e)	1,750,000	1,049,807
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	340,731

	Principal Amount	Value
Michigan (continued)
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	$500,000	$548,555
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	2,600,000	2,661,776
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	150,000	151,628
Michigan Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,100,000	3,242,693
Michigan Strategic Fund, Tax Allocation Series A 4.125%, due 7/1/45 (b)	16,000,000	16,283,680
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	7,355,000	7,384,861
Series A 6.00%, due 6/1/48	17,530,000	17,420,788

		117,002,114

Minnesota 0.3%
City of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	3,000,000	3,235,860
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System, Revenue Bonds
5.00%, due 11/15/29	1,745,000	2,004,796
5.00%, due 11/15/40	1,775,000	1,987,787
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,244,130

		8,472,573

Mississippi 0.1%
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,461,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri 0.7%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	$500,000	$523,720
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	330,000	329,350
5.50%, due 6/1/29	3,510,000	3,500,979
City of Lees Summit MO, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,600,875
County of Boone MO, Boone County Hospital Center, Revenue Bonds 4.00%, due 8/1/38	3,000,000	3,106,560
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects, Revenue Bonds 5.00%, due 2/1/46	900,000	1,000,881
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,065,260
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,590,000	1,640,530
6.00%, due 5/1/42	2,800,000	2,880,164
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds 5.125%, due 8/15/45	1,900,000	1,963,821
St. Louis County Industrial Development Authority, Ranken-Jordan Project, Revenue Bonds 5.00%, due 11/15/46	1,000,000	1,067,940

		18,680,080

Nebraska 0.8%
Douglas County Hospital Authority No. 2, Health Facilities Childrens, Revenue Bonds Series A 0.53%, due 8/15/32 (b)	15,970,000	15,970,000
Douglas County, Hospital Authority No. 2, Madonna Rehabilitation Hospital, Revenue Bonds 4.00%, due 5/15/33	2,400,000	2,490,984

	Principal Amount	Value
Nebraska (continued)
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	$2,755,000	$2,962,617

		21,423,601

Nevada 0.6%
City of Reno NV, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 6/1/38	1,285,000	432,030
County of Clark NV, University Southern Nevada Project, Revenue Bonds
Insured: AGC 4.625%, due 4/1/37	1,645,000	1,671,978
Insured: AGC 5.00%, due 4/1/27	775,000	788,919
County of Washoe NV, Sierra Pacific Power Co. Project, Revenue Bonds Series E 0.69%, due 3/1/36 (b)(c)	6,000,000	6,000,000
Las Vegas Redevelopment Agency, Tax Allocation 5.00%, due 6/15/45	2,750,000	3,127,768
Nevada Housing Division, Multi Unit Housing-Help Owens, Revenue Bonds 0.68%, due 10/1/42 (b)(c)	2,065,000	2,065,000
State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,185,000	1,164,037

		15,249,732

New Hampshire 0.4%
Manchester Housing & Redevelopment Authority, Inc., Capital Appreciation, Revenue Bonds
Series B, Insured: ACA (zero coupon), due 1/1/17	1,355,000	1,349,268
Series B, Insured: ACA (zero coupon), due 1/1/21	2,375,000	2,012,480
Series B, Insured: ACA (zero coupon), due 1/1/26	1,775,000	1,117,700
New Hampshire Business Finance Authority, United Illuminating Co., Revenue Bonds Series A, Insured: AMBAC 1.056%, due 10/1/33 (b)	3,270,000	3,032,925
New Hampshire Health & Education Facilities Authority, Kendal at Hanover, Revenue Bonds 5.00%, due 10/1/46	1,000,000	1,136,860

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Hampshire (continued)
New Hampshire Health & Education Facilities Authority, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	$2,825,000	$3,131,965

		11,781,198

New Jersey 4.8%
City of Atlantic NJ, Unlimited General Obligation
Insured: AGM 3.125%, due 11/1/31	100,000	92,012
Insured: AGM 4.00%, due 11/1/26	805,000	824,924
Essex County Improvement Authority, Revenue Bonds 5.25%, due 7/1/45 (a)(c)	1,500,000	1,551,885
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (c)	4,920,000	5,484,029
5.50%, due 4/1/28 (c)	180,000	180,616
Series A 5.625%, due 11/15/30 (c)	8,085,000	9,282,631
Series B 5.625%, due 11/15/30 (c)	7,000,000	8,042,300
5.75%, due 9/15/27 (c)	3,485,000	3,953,976
New Jersey Economic Development Authority, Revenue Bonds
5.125%, due 1/1/34 (c)	3,000,000	3,422,760
Insured: AGM 5.125%, due 7/1/42 (c)	1,705,000	1,931,134
5.375%, due 1/1/43 (c)	2,000,000	2,279,280
6.00%, due 10/1/43	2,055,000	2,354,290
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	3,410,000	3,779,508
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	219,157
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (c)	2,000,000	2,115,280

	Principal Amount	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, College of St. Elizabeth, Revenue Bonds Series D 5.00%, due 7/1/46	$2,190,000	$2,294,616
New Jersey Health Care Facilities Financing Authority, Revenue Bonds 5.75%, due 7/1/37	2,520,000	2,634,862
New Jersey Health Care Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds
Insured: NATL-RE (zero coupon), due 7/1/17	120,000	118,972
Series B (zero coupon), due 7/1/31	205,000	98,716
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds 6.25%, due 7/1/35	2,725,000	3,018,918
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/46	3,750,000	4,252,650
New Jersey Turnpike Authority, Revenue Bonds
Series C 1.11%, due 1/1/17 (b)	8,000,000	8,000,880
Series E 5.00%, due 1/1/45	8,830,000	10,204,124
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	1,000,000	1,114,950
♦Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.75%, due 6/1/34	23,860,000	22,988,155
Series 1A 5.00%, due 6/1/29	7,025,000	7,025,632
Series 1A 5.00%, due 6/1/41	23,000,000	21,665,540

		128,931,797

New Mexico 0.2%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	5,000,000	5,478,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York 8.3%
Albany Industrial Development Agency, Corning Preserve / Hudson Project, Revenue Bonds 0.80%, due 5/1/27 (b)	$730,000	$730,000
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(c)	1,500,000	1,690,335
City of New Rochelle NY, Lona College Project, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,521,640
City of Newburgh NY, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	839,355
Series A 5.00%, due 6/15/26	960,000	1,054,003
Series A 5.50%, due 6/15/31	750,000	814,560
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	1,000,000	866,040
Series A-1 5.00%, due 8/1/46	14,765,000	13,688,631
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds Series B 5.00%, due 7/1/46	7,500,000	8,617,875
JPMorgan Chase Putters / Drivers Trust, Battery Park City Authority, Revenue Bonds Series 4410 0.62%, due 8/1/18 (a)(b)	4,000,000	4,000,000
Metropolitan Transportation Authority, Green Bonds, Revenue Bonds Series A1 5.25%, due 11/15/56	10,000,000	11,953,900
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	2,075,000	2,028,022
Series A-3 5.125%, due 6/1/46	13,155,000	12,711,545
New York City Health & Hospital Corp., Health System, Revenue Bonds Series D 0.66%, due 2/15/26 (b)	3,300,000	3,300,000

	Principal Amount	Value
New York (continued)
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	$1,500,000	$1,510,305
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,734,125
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series A-3 0.73%, due 8/1/23 (b)	8,700,000	8,700,000
New York City Water & Sewer System, Revenue Bonds Series AA-3 0.73%, due 6/15/32 (b)	17,500,000	17,500,000
New York Convention Center Development Corp., CABS Subordinated Lien-Hotel Unit Fee, Revenue Bonds Series B (zero coupon), due 11/15/49	11,085,000	2,969,339
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	2,500,000	701,075
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	1,000,000	1,118,280
♦New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 1 5.00%, due 11/15/44 (a)	11,100,000	12,528,015
Class 2 5.15%, due 11/15/34 (a)	4,150,000	4,733,780
Class 2 5.375%, due 11/15/40 (a)	6,500,000	7,533,435
Class 3 7.25%, due 11/15/44 (a)	10,500,000	13,608,945
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/31 (c)	6,200,000	6,632,264
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A 5.00%, due 7/1/41 (c)	5,000,000	5,477,400
Series A 5.00%, due 7/1/46 (c)	27,500,000	30,071,525

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	$7,500,000	$8,833,950
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,577,962
Riverhead Industrial Development Agency, Riverhead IDA Economic Job Development Corp., Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,329,270
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50	13,000,000	1,200,940
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	815,000	827,086
Suffolk County Economic Development Corp., Eastern Long Island Hospital, Revenue Bonds 5.50%, due 1/1/37 (a)	2,000,000	2,001,280
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,114,250
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds Series B 6.00%, due 6/1/48	1,125,000	1,138,298
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds Series A 5.00%, due 1/1/34 (c)	3,010,000	3,416,892
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds Series A 5.00%, due 7/1/44	1,000,000	1,101,820
TSASC, Inc., Revenue Bonds Series 1 5.125%, due 6/1/42	5,770,000	5,601,689
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	6,205,000	7,166,713

	Principal Amount	Value
New York (continued)
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 3.75%, due 11/1/37	$2,265,000	$2,240,629

		223,185,173

North Carolina 0.2%
Durham County Industrial Facilities & Pollution Control Financing Authority, Research Triangle, Revenue Bonds 0.63%, due 9/1/37 (b)	4,410,000	4,410,000

Ohio 3.8%
Akron Bath Copley Joint Township Hospital District, Akron General Health System, Revenue Bonds 5.00%, due 1/1/31	6,050,000	7,120,245
♦Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	11,500,000	10,900,850
Series A-2 5.375%, due 6/1/24	3,185,000	3,147,035
Series A-2 5.75%, due 6/1/34	6,130,000	5,745,833
Series A-2 5.875%, due 6/1/30	26,200,000	24,828,430
Series A-2 6.00%, due 6/1/42	5,680,000	5,449,165
Buckeye Tobacco Settlement Financing Authority, Capital Appreciation Asset-Backed, Revenue Bonds Series B (zero coupon), due 6/1/47	130,000,000	9,174,100
Butler County Port Authority, Liberty CTR Project, Revenue Bonds
Series C 5.00%, due 12/1/24	1,000,000	1,019,700
Series C 6.00%, due 12/1/43	3,500,000	3,574,725
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
7.00%, due 12/1/18 (d)(e)	710,000	157,606
7.35%, due 12/1/31 (d)(e)	6,000,000	1,331,880
County of Cuyahoga OH, Cleveland Orchestra Project, Revenue Bonds Insured: AMBAC 1.412%, due 12/1/28 (b)	3,950,000	3,609,312
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,903,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	$1,080,000	$1,168,171
5.00%, due 1/1/51	3,000,000	3,258,150
Ohio Higher Educational Facility Commission, Case Western Reserve, Revenue Bonds Series A 0.66%, due 12/1/44 (b)	3,500,000	3,500,000
Summit County Development Finance Authority, Brimfield Project, Revenue Bonds Series G 4.875%, due 5/15/25	195,000	195,098
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,210,000	1,345,447
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A 5.00%, due 7/1/34	1,400,000	1,531,894
Series A 5.00%, due 7/1/39	1,500,000	1,628,745
Series A 5.00%, due 7/1/46	9,790,000	10,582,794

		102,172,555

Oklahoma 0.3%
Norman Regional Hospital Authority, Revenue Bonds 5.125%, due 9/1/37	6,895,000	6,958,986

Oregon 0.5%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital, Revenue Bonds
3.50%, due 8/1/42	1,000,000	919,280
4.00%, due 8/1/46	2,000,000	2,015,180
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	5,030,364
Oregon State Facilities Authority, Samaritan Health Services Project, Revenue Bonds Series A 5.00%, due 10/1/46	3,000,000	3,368,880

	Principal Amount	Value
Oregon (continued)
Yamhill County Hospital Authority, Friendsview Retirement Community, Revenue Bonds Series A 5.00%, due 11/15/46	$1,000,000	$1,084,060

		12,417,764

Pennsylvania 3.7%
Allegheny County Higher Education Building, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,150,860
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	2,900,000	3,114,455
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	290,000	318,930
Capital Region Water, Harrisburg Region Water, Revenue Bonds 5.25%, due 7/15/31	2,000,000	2,069,280
Capital Region Water, Harrisburg University of Science, Revenue Bonds Series B 6.00%, due 9/1/36 (e)	2,495,000	2,343,578
Chester County PA, Industrial Development Authority, Hickman Project, Revenue Bonds 5.25%, due 1/1/37	1,710,000	1,751,827
City of Harrisburg PA, Unlimited General Obligation
Series F, Insured: AMBAC (zero coupon), due 3/15/17	35,000	34,536
Series D, Insured: AMBAC (zero coupon), due 9/15/17	200,000	193,856
Series F, Insured: AMBAC (zero coupon), due 3/15/18	400,000	379,812
Series D, Insured: AMBAC (zero coupon), due 9/15/18	445,000	414,642
Series F, Insured: AMBAC (zero coupon), due 9/15/18	270,000	251,581
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	111,371
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	12,993
Series F, Insured: AMBAC (zero coupon), due 9/15/20	365,000	309,385
Series F, Insured: AMBAC (zero coupon), due 9/15/22	535,000	407,381

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
City of York PA, Unlimited General Obligation 7.25%, due 11/15/41	$290,000	$325,093
Crawford County PA, Hospital Authority, Meadville Medical Center Project, Revenue Bonds Series A 6.00%, due 6/1/51	3,715,000	3,680,116
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	319,782
Erie County Hospital Authority, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/23	340,000	340,904
Harrisburg Parking Authority Revenue, Revenue Bonds Series T, Insured: XLCA 4.00%, due 5/15/19	100,000	104,743
Huntingdon County General Authority, Aicup Financing Program, Juniata College, Revenue Bonds Series 002 5.00%, due 5/1/46	1,000,000	1,111,800
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds
5.25%, due 1/15/45	6,300,000	6,978,258
5.25%, due 1/15/46	1,000,000	1,107,660
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	8,532,963
Pennsylvania Economic Development Financing Authority, Bridges Finance Co., Revenue Bonds 5.00%, due 6/30/42 (c)	7,000,000	7,757,540
Pennsylvania Economic Development Financing Authority, US Airways Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	284,565
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A 6.25%, due 9/1/33	1,475,000	1,657,517
Series A 6.50%, due 9/1/38	1,000,000	1,128,960

	Principal Amount	Value
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	$1,000,000	$1,136,970
Pennsylvania Higher Educational Facilities Authority, University of the Arts, Revenue Bonds
Series A, Insured: AGC 5.00%, due 9/15/33	150,000	150,513
Insured: AGC 5.75%, due 3/15/30	1,040,000	1,042,350
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	2,500,000	2,844,400
5.50%, due 7/15/43	2,400,000	2,725,992
Pennsylvania State Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,074,100
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/44	16,535,000	19,020,707
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	5,351,490
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	2,200,000	2,331,802
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,125,730
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,737,525
Pottsville Hospital Authority, Schuylkill Health System Project, Revenue Bonds 5.25%, due 7/1/33	3,000,000	3,228,210
Scranton Parking Authority, Revenue Bonds Insured: AGC 5.25%, due 6/1/34	135,000	138,596

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Scranton Redevelopment Authority, Revenue Bonds Series A 5.00%, due 11/15/28	$3,000,000	$3,158,610
Scranton-Lackawanna Health & Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	1,065,800
5.00%, due 6/1/46	2,625,000	2,776,883
Township of Aleppo PA, Sewer Revenue, Unlimited General Obligation
5.75%, due 12/1/36	1,220,000	1,225,161
5.75%, due 12/1/41	1,055,000	1,059,463
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,403,796
York General Authority, York City Recreation Corp., Revenue Bonds Insured: AMBAC 5.50%, due 5/1/18	1,010,000	1,024,877

		99,817,363

Puerto Rico 11.2%
Children’s Trust Fund, Asset-Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	76,000,000	6,654,560
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	1,030,000	1,032,297
Series A, Insured: AGC 5.00%, due 7/1/25	250,000	250,463
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,000,000	5,310,400
Series A, Insured: AGM 5.00%, due 7/1/35	550,000	591,580
Insured: XLCA 5.25%, due 7/1/17	1,000,000	982,150
Series A, Insured: AGM 5.25%, due 7/1/24	1,000,000	1,087,170
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,572,414
Series A, Insured: XLCA 5.50%, due 7/1/17	5,200,000	5,107,596
Series A, Insured: NATL-RE 5.50%, due 7/1/18	100,000	105,292
Series A, Insured: AGC 5.50%, due 7/1/18	120,000	126,898

	Principal Amount	Value
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: NATL-RE 5.50%, due 7/1/19	$5,365,000	$5,753,802
Series A, Insured: AMBAC 5.50%, due 7/1/19	510,000	532,093
Series A, Insured: NATL-RE 5.50%, due 7/1/20	5,505,000	6,021,314
Series A 8.00%, due 7/1/35 (e)	2,090,000	1,423,813
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien—Series A 5.00%, due 7/1/17	1,000,000	811,940
Senior Lien—Series A 5.00%, due 7/1/21	2,000,000	1,569,920
Senior Lien—Series A 5.00%, due 7/1/22	2,260,000	1,761,376
Senior Lien—Series A, Insured: AGC 5.125%, due 7/1/47	6,300,000	6,467,832
Senior Lien—Series A 5.25%, due 7/1/24	2,000,000	1,547,500
Senior Lien—Series A 5.50%, due 7/1/28	4,000,000	3,053,760
Senior Lien—Series A 6.00%, due 7/1/38	17,555,000	13,668,499
Senior Lien—Series A 6.00%, due 7/1/44	5,675,000	4,389,839
Senior Lien—Series A 6.00%, due 7/1/47	2,000,000	1,541,900
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	6,240,000	6,242,309
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,405,000	1,409,131
Series A, Insured: AMBAC 5.00%, due 7/1/31	10,765,000	10,790,405
Puerto Rico Electric Power Authority, Revenue Bonds
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	100,000	100,167
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,154,455
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,638,074
Series UU, Insured: AGC 5.00%, due 7/1/26	2,000,000	2,026,520
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	151,980

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series VV, Insured: NATL-RE 5.25%, due 7/1/30	$3,830,000	$4,186,650
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/18	1,510,000	1,422,933
Insured: AMBAC (zero coupon), due 7/1/27	200,000	106,180
Series A, Insured: NATL-RE 4.75%, due 7/1/38	725,000	731,590
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	658,749
Insured: NATL-RE 5.00%, due 7/1/22	210,000	210,632
Insured: AGC 5.00%, due 7/1/23	2,870,000	2,900,795
Insured: NATL-RE 5.00%, due 7/1/28	460,000	460,897
Series BB, Insured: AMBAC 5.25%, due 7/1/17	1,175,000	1,198,265
Series N, Insured: AMBAC 5.25%, due 7/1/30	3,680,000	3,893,219
Series N, Insured: AMBAC 5.25%, due 7/1/31	9,295,000	9,840,895
Series CC, Insured: AGM 5.25%, due 7/1/32	4,480,000	5,226,906
Series N, Insured: NATL-RE 5.25%, due 7/1/33	7,350,000	8,062,803
Series CC, Insured: AGM 5.25%, due 7/1/36	1,650,000	1,952,594
Series L, Insured: AMBAC 5.25%, due 7/1/38	205,000	219,020
Series N, Insured: AGM 5.50%, due 7/1/25	2,245,000	2,559,143
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	8,358,529
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	4,950,000	5,504,152
Series CC, Insured: AGC 5.50%, due 7/1/31	3,450,000	4,106,777
Series CC, Insured: AGM 5.50%, due 7/1/31	465,000	553,522
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC (zero coupon), due 7/1/28	1,035,000	523,120
Series A, Insured: AMBAC (zero coupon), due 7/1/34	19,150,000	6,721,458

	Principal Amount	Value
Puerto Rico (continued)
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds (continued)
Series A, Insured: AMBAC (zero coupon), due 7/1/35	$280,000	$92,288
Series A, Insured: AMBAC (zero coupon), due 7/1/36	8,410,000	2,601,970
Series A, Insured: AMBAC (zero coupon), due 7/1/37	1,525,000	441,838
Series C, Insured: AMBAC 5.50%, due 7/1/17	5,200,000	5,311,488
Series C, Insured: AMBAC 5.50%, due 7/1/18	4,895,000	5,135,149
Series C, Insured: AMBAC 5.50%, due 7/1/23	2,010,000	2,129,032
Series C, Insured: AMBAC 5.50%, due 7/1/25	12,105,000	12,901,509
Series C, Insured: AMBAC 5.50%, due 7/1/26	7,395,000	7,908,583
Series C, Insured: AMBAC 5.50%, due 7/1/28	12,400,000	13,350,460
Series A 8.25%, due 5/1/17 (a)(d)(e)	7,100,000	4,619,473
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/27	2,530,000	2,631,731
Series A, Insured: AGM 5.00%, due 8/1/30	720,000	731,174
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	6,284,261
Series M-2, Insured: AMBAC 5.50%, due 7/1/35 (b)	175,000	178,077
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC 4.75%, due 7/1/32	270,000	270,270
Series F, Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,132,160
Insured: AGC 5.25%, due 7/1/33	680,000	682,176
Series D, Insured: AMBAC 5.45%, due 7/1/31	305,000	306,437
Series H, Insured: AMBAC 5.50%, due 7/1/17	325,000	331,968
♦Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/40	8,440,000	2,260,316
Series A, Insured: NATL-RE (zero coupon), due 8/1/41	12,595,000	3,190,943

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
♦Puerto Rico Sales Tax Financing Corp., Revenue Bonds (continued)
Series A, Insured: NATL-RE (zero coupon), due 8/1/43	$73,465,000	$16,658,189
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	5,240,000	1,063,406
Series A, Insured: NATL-RE (zero coupon), due 8/1/46	380,000	72,743
Series A, Insured: AMBAC (zero coupon), due 8/1/47	57,830,000	9,776,161
Series A, Insured: AMBAC (zero coupon), due 8/1/54	145,500,000	16,054,470
Series A, Insured: AGM 5.00%, due 8/1/40	6,990,000	7,347,958
Series C, Insured: AGM 5.125%, due 8/1/42	4,000,000	4,251,960

		301,992,468

Rhode Island 0.7%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: AGC (zero coupon), due 9/1/24	1,735,000	1,247,222
Series A, Insured: AGC (zero coupon), due 9/1/26	685,000	446,284
Series A, Insured: AGC (zero coupon), due 9/1/29	1,835,000	1,029,894
Series A, Insured: AGC (zero coupon), due 9/1/30	1,835,000	977,945
Series A, Insured: AGC (zero coupon), due 9/1/32	1,500,000	714,975
Series A, Insured: AGC (zero coupon), due 9/1/34	1,000,000	428,800
Series A, Insured: AGC (zero coupon), due 9/1/35	360,000	146,671
Series A, Insured: AGC (zero coupon), due 9/1/36	470,000	181,867
Rhode Island Health & Educational Building Corp., Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/39	1,250,000	1,416,650
Rhode Island Health & Educational Building Corp., Public Schools Financing Project, Revenue Bonds Insured: AMBAC 5.00%, due 5/15/21	1,000,000	1,021,922
Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds Series A (zero coupon), due 6/1/52	110,000,000	10,380,700

		17,992,930

	Principal Amount	Value
South Carolina 0.3%
South Carolina Public Service Authority, Revenue Bonds Series E 5.25%, due 12/1/55	$7,500,000	$8,852,475

South Dakota 0.1%
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,516,188

Tennessee 1.9%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	6,500,000	7,271,355
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds Series A 5.00%, due 10/1/45	12,770,000	14,593,045
Metropolitan Government Nashville & Davidson County Industrial Development Board, Refunding & Improvement-University School Project, Revenue Bonds 0.74%, due 8/1/22 (b)	270,000	270,000
Tennessee Chattanooga Health & Education, Revenue Bonds, Tender Option Bond Floater 2015-XF1023 0.90%, due 1/1/45 (a)(b)	15,000,000	15,000,000
Tennessee Revenue Bonds, Tender Option Bond Floater 2016-XF1054 0.84%, due 7/1/46 (a)(b)	15,000,000	15,000,000

		52,134,400

Texas 6.0%
Austin Convention Enterprises, Inc., Revenue Bonds
Series A, Insured: XLCA 5.00%, due 1/1/34	3,465,000	3,478,098
Series B 5.75%, due 1/1/34 (a)	110,000	110,502
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation, Revenue Bonds 5.00%, due 7/15/41	3,000,000	3,321,870
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	826,960
(zero coupon), due 1/1/33	315,000	170,935

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Central Texas Regional Mobility Authority, Revenue Bonds (continued)
(zero coupon), due 1/1/34	$3,275,000	$1,677,029
(zero coupon), due 1/1/35	3,700,000	1,822,213
(zero coupon), due 1/1/36	2,000,000	947,340
(zero coupon), due 1/1/39	3,500,000	1,459,010
5.00%, due 1/1/33	1,225,000	1,359,762
5.00%, due 1/1/42	2,340,000	2,552,027
6.75%, due 1/1/41	7,500,000	9,178,050
Central Texas Turnpike System, Revenue Bonds Series C 5.00%, due 8/15/37	12,000,000	13,709,160
City of Houston TX Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (c)	6,400,000	7,175,104
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,960,175
6.00%, due 8/15/43	3,500,000	4,197,410
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	2,500,000	2,798,350
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,480,522
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds Series A 5.50%, due 4/1/53	600,000	680,226
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,974,015
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	986,499
Series A 5.00%, due 6/1/38	1,960,000	2,135,087
Harris County-Houston Sports Authority, Revenue Bonds
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	315,279

	Principal Amount	Value
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	$970,000	$740,886
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	426,456
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	462,756
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	774,964
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	132,895
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	387,720
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	92,472
Series A, Insured: AGM (zero coupon), due 11/15/34	1,535,000	753,071
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	740,989
Series A, Insured: AGM (zero coupon), due 11/15/38	36,815,000	14,232,311
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	508,045
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	521,718
Series A, Insured: AGM (zero coupon), due 11/15/40	1,060,000	361,047
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	596,049
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	210,595
Lufkin Health Facilities Development Corp., Memorial Health System, Revenue Bonds 5.50%, due 2/15/37	2,150,000	2,179,734
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,232,230
New Hope Cultural Education Facilities Corp., Stephenville Tarleton State, Revenue Bonds Series A 6.00%, due 4/1/45	3,550,000	4,122,544
North East Texas Regional Mobility Authority, Revenue Bonds
Series B 5.00%, due 1/1/41	6,000,000	6,775,560
Series B 5.00%, due 1/1/46	2,650,000	2,979,183

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
North Texas Education Finance Corp., Uplift Education, Revenue Bonds Series A 5.25%, due 12/1/47	$7,705,000	$8,450,073
San Juan Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,199,710
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,662,615
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals Dallas, Revenue Bonds Series A 0.50%, due 10/1/41 (b)	3,500,000	3,500,000
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/26	3,500,000	4,004,455
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds
6.75%, due 6/30/43 (c)	11,500,000	14,074,275
6.875%, due 12/31/39	5,050,000	5,874,311
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,639,112
7.50%, due 6/30/33	750,000	899,820
Texas State Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	800,000	816,104
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,233,590
Tyler Health Facilities Development Corp., East Texas Medical Center, Revenue Bonds Series A 5.25%, due 11/1/32	1,700,000	1,728,237
Tyler Health Facilities Development Corp., Revenue Bonds
5.25%, due 11/1/27	4,245,000	4,331,938

	Principal Amount	Value
Texas (continued)
Tyler Health Facilities Development Corp., Revenue Bonds (continued)
Series A 5.375%, due 11/1/37	$5,230,000	$5,316,504

		163,277,592

U.S. Virgin Islands 1.7%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Subseries A 6.00%, due 10/1/39	735,000	747,943
Series A 6.75%, due 10/1/37	7,680,000	7,884,672
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/20	2,000,000	1,986,940
Series A 5.00%, due 10/1/34	1,600,000	1,557,648
Series C 5.00%, due 10/1/39	31,400,000	30,351,240
Virgin Islands Water & Power Authority—Electric System, Revenue Bonds Series A 5.00%, due 7/1/31	1,145,000	1,073,426
Virgin Islands Water & Power Authority—Water System, Revenue Bonds 5.50%, due 7/1/17	1,430,000	1,432,074

		45,033,943

Utah 0.0%‡
Utah State Charter School Finance Authority, Da Vinci Academy, Revenue Bonds 7.75%, due 3/15/39	700,000	811,440

Vermont 0.0%‡
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: AGC 4.75%, due 8/15/36	500,000	507,295
Series A, Insured: AGC 5.75%, due 2/15/37	45,000	45,785

		553,080

Virginia 2.2%
Campbell County Industrial Development Authority, GA Pacific Corp., Revenue Bonds 0.80%, due 12/1/19 (a)(b)(c)	5,800,000	5,800,000

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Newport News Economic Development Authority, LifeSpire, Revenue Bonds 5.00%, due 12/1/38	$6,000,000	$6,488,160
Tobacco Settlement Financing Corp., Convertible-Senior, Revenue Bonds Series B2 5.20%, due 6/1/46	2,000,000	1,929,980
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	19,085,000	17,939,328
Virginia College Building Authority, Marymount University Project, Revenue Bonds Series B 5.00%, due 7/1/45 (a)	1,945,000	2,110,500
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds 5.50%, due 1/1/42 (c)	10,000,000	11,246,900
Virginia Small Business Financing Authority, Senior Lien-Express Lanes LLC, Revenue Bonds 5.00%, due 1/1/40 (c)	10,000,000	10,720,500
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.54%, due 7/1/30 (b)	65,000	65,000
Virginia Small Business Financing Authority, Woods Charter School, Revenue Bonds Series A 6.95%, due 8/1/37	2,195,000	2,206,348

		58,506,716

Washington 1.0%
Chelan County Public Hospital District No. 1, Cascade Medical Center, Unlimited General Obligation Insured: AMBAC 4.45%, due 12/1/30	855,000	851,358
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,104,300
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (c)	1,825,000	1,962,057

	Principal Amount	Value
Washington (continued)
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	$6,660,000	$7,904,354
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,150,090
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,905,000	10,708,593
5.50%, due 12/1/33	2,070,000	2,261,227

		27,941,979

Wisconsin 2.1%
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds
Series A 5.00%, due 6/1/36 (a)	750,000	759,083
Series A 5.125%, due 6/1/48 (a)	1,000,000	1,013,970
Public Finance Authority, Continuing Care Retirement Community Revenue, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46	1,000,000	1,232,980
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,219,200
Public Finance Authority, FFAH North Carolina & Missouri Portfolio, Revenue Bonds
Series A 4.75%, due 12/1/35	1,150,000	1,202,624
Series A 5.00%, due 12/1/45	3,200,000	3,379,168
Series A 5.15%, due 12/1/50	2,250,000	2,377,912
Public Finance Authority, National Gypsum Co., Revenue Bonds
4.00%, due 8/1/35 (c)	4,000,000	4,028,760
5.25%, due 4/1/30 (c)	10,500,000	11,534,250
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,304,187
5.875%, due 4/1/45	6,650,000	7,057,046
Public Finance Authority, Senior-Obligation Group, Revenue Bonds 5.00%, due 7/1/42 (c)	10,000,000	10,603,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (c)	$1,670,000	$1,711,065
Public Finance Authority, Wisconsin Educational Facility, Palm Beach Maritime Academy Project, Revenue Bonds Series A 7.00%, due 5/1/40	2,870,000	2,095,043
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44	1,400,000	1,546,720
Village of Warrens WI, Unlimited General Obligation 4.70%, due 12/1/19	120,000	94,882
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds 5.375%, due 2/1/48	4,400,000	4,773,912

		56,934,302

Wyoming 0.1%
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	582,460
Wyoming Community Development Authority, Revenue Bonds 6.50%, due 7/1/43	930,000	1,049,300

		1,631,760

Total Municipal Bonds (Cost $2,448,175,986)		2,631,234,509

Total Investments (Cost $2,448,175,986) (f)	97.4%	2,631,234,509
Other Assets, Less Liabilities	2.6	69,742,552
Net Assets	100.0%	$2,700,977,061
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2016.

(c)	Interest on these securities was subject to alternative minimum tax.

(d)	Illiquid security—As of October 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $7,689,793, which represented 0.3% of the Fund’s net assets (Unaudited).

(e)	Issue in default.

(f)	As of October 31, 2016, cost was $2,448,375,697 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$209,140,800
Gross unrealized depreciation	(26,281,988)

Net unrealized appreciation	$182,858,812

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(800)	December 2016	$(103,700,000)	$1,080,494

			$(103,700,000)	$1,080,494

1.	As of October 31, 2016, cash in the amount of $1,080,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

BHAC—Berkshire Hathaway Assurance Corporation—Insured Bonds.

NATL-RE—National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$2,631,234,509	$—	$2,631,234,509

Total Investments in Securities	—	2,631,234,509	—	2,631,234,509

Other Financial Instruments
Futures Contracts (b)	1,080,494	—	—	1,080,494

Total Investments in Securities and Other Financial Instruments	$1,080,494	$2,631,234,509	$—	$2,632,315,003

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value adjustments. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $2,448,175,986)	$2,631,234,509
Cash	3,403,007
Cash collateral on deposit at broker	1,080,000
Receivables:
Investment securities sold	71,508,558
Dividends and interest	33,692,098
Fund shares sold	8,585,120
Other assets	91,413

Total assets	2,749,594,705

Liabilities
Payables:
Investment securities purchased	37,042,195
Fund shares redeemed	7,152,564
Manager (See Note 3)	1,251,201
NYLIFE Distributors (See Note 3)	529,810
Transfer agent (See Note 3)	219,850
Variation margin on futures contracts	62,500
Shareholder communication	51,756
Custodian	38,419
Professional fees	36,917
Trustees	7,656
Accrued expenses	18,740
Dividend payable	2,206,036

Total liabilities	48,617,644

Net assets	$2,700,977,061

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$215,817
Additional paid-in capital	2,516,697,932

2,516,913,749
Distributions in excess of net investment income	(91,434)
Accumulated net realized gain (loss) on investments and futures transactions	15,729
Net unrealized appreciation (depreciation) on investments and futures contracts	184,139,017

Net assets	$2,700,977,061

Class A
Net assets applicable to outstanding shares	$874,512,363

Shares of beneficial interest outstanding	69,860,074

Net asset value per share outstanding	$12.52
Maximum sales charge (4.50% of offering price)	0.59

Maximum offering price per share outstanding	$13.11

Investor Class
Net assets applicable to outstanding shares	$4,249,412

Shares of beneficial interest outstanding	339,928

Net asset value per share outstanding	$12.50
Maximum sales charge (4.50% of offering price)	0.59

Maximum offering price per share outstanding	$13.09

Class C
Net assets applicable to outstanding shares	$401,278,848

Shares of beneficial interest outstanding	32,134,504

Net asset value and offering price per share outstanding	$12.49

Class I
Net assets applicable to outstanding shares	$1,420,936,438

Shares of beneficial interest outstanding	113,482,136

Net asset value and offering price per share outstanding	$12.52

36	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$111,429,779
Dividends	456,989

Total income	111,886,768

Expenses
Manager (See Note 3)	12,731,356
Distribution/Service—Class A (See Note 3)	1,922,041
Distribution/Service—Investor Class (See Note 3)	9,244
Distribution/Service—Class C (See Note 3)	3,615,439
Transfer agent (See Note 3)	1,182,832
Professional fees	186,733
Registration	179,515
Shareholder communication	120,950
Trustees	61,844
Custodian	51,172
Miscellaneous	80,888

Total expenses	20,142,014
Reimbursement from custodian (a)	(6,110)

Net expenses	20,135,904

Net investment income (loss)	91,750,864

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	4,425,232
Futures transactions	(3,891,687)

Net realized gain (loss) on investments and futures transactions	533,545

Net change in unrealized appreciation (depreciation) on:
Investments	79,919,486
Futures contracts	757,254

Net change in unrealized appreciation (depreciation) on investments and futures contracts	80,676,740

Net realized and unrealized gain (loss) on investments and futures transactions	81,210,285

Net increase (decrease) in net assets resulting from operations	$172,961,149

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$91,750,864	$72,316,201
Net realized gain (loss) on investments and futures transactions	533,545	5,491,954
Net change in unrealized appreciation (depreciation) on investments and futures contracts	80,676,740	8,349,483

Net increase (decrease) in net assets resulting from operations	172,961,149	86,157,638

Dividends and distributions to shareholders:
From net investment income:
Class A	(30,070,493)	(22,187,034)
Investor Class	(144,387)	(115,689)
Class C	(11,367,001)	(9,625,337)
Class I	(50,163,660)	(40,382,764)

	(91,745,541)	(72,310,824)

From net realized gain on investments:
Class A	(1,679,776)	—
Investor Class	(8,854)	—
Class C	(824,092)	—
Class I	(2,393,103)	—

	(4,905,825)	—

Total dividends and distributions to shareholders	(96,651,366)	(72,310,824)

Capital share transactions:
Net proceeds from sale of shares	1,407,552,205	799,940,978
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	71,786,349	52,301,762
Cost of shares redeemed	(674,652,106)	(605,698,701)

Increase (decrease) in net assets derived from capital share transactions	804,686,448	246,544,039

Net increase (decrease) in net assets	880,996,231	260,390,853

Net Assets
Beginning of year	1,819,980,830	1,559,589,977

End of year	$2,700,977,061	$1,819,980,830

Distributions in excess of net investment income at end of year	$(91,434)	$(96,757)

38	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$12.04	$11.93	$10.90	$11.92	$10.58

Net investment income (loss)	0.49	0.51	0.52	0.53	0.50 (a)
Net realized and unrealized gain (loss) on investments	0.51	0.11	1.03	(0.99)	1.35

Total from investment operations	1.00	0.62	1.55	(0.46)	1.85

Less dividends and distributions:
From net investment income	(0.49)	(0.51)	(0.52)	(0.53)	(0.51)
From net realized gain on investments	(0.03)	—	—	(0.03)	—

Total dividends and distributions	(0.52)	(0.51)	(0.52)	(0.56)	(0.51)

Net asset value at end of year	$12.52	$12.04	$11.93	$10.90	$11.92

Total investment return (b)	8.43%	5.27%	14.59%	(4.05%)	17.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.91%	4.21%	4.57%	4.53%	4.41%
Net expenses	0.87%	0.87%	0.87%	0.87%	0.85%
Expenses (before waiver/reimbursement)	0.87%	0.88%	0.88%	0.90%	0.91%
Portfolio turnover rate	41%	31%	67%	95%	117%
Net assets at end of year (in 000’s)	$874,512	$600,590	$468,486	$379,277	$489,759

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$12.02	$11.91	$10.89	$11.90	$10.57

Net investment income (loss)	0.49	0.50	0.52	0.53	0.51 (a)
Net realized and unrealized gain (loss) on investments	0.51	0.11	1.02	(0.98)	1.33

Total from investment operations	1.00	0.61	1.54	(0.45)	1.84

Less dividends and distributions:
From net investment income	(0.49)	(0.50)	(0.52)	(0.53)	(0.51)
From net realized gain on investments	(0.03)	—	—	(0.03)	—

Total dividends and distributions	(0.52)	(0.50)	(0.52)	(0.56)	(0.51)

Net asset value at end of year	$12.50	$12.02	$11.91	$10.89	$11.90

Total investment return (b)	8.42%	5.24%	14.48%	(3.99%)	17.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.90%	4.20%	4.60%	4.55%	4.48%
Net expenses	0.90%	0.89%	0.89%	0.89%	0.87%
Expenses (before waiver/reimbursement)	0.90%	0.90%	0.90%	0.92%	0.93%
Portfolio turnover rate	41%	31%	67%	95%	117%
Net assets at end of year (in 000’s)	$4,249	$3,216	$2,305	$2,298	$1,902

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$12.01	$11.90	$10.87	$11.89	$10.56

Net investment income (loss)	0.39	0.41	0.44	0.44	0.41 (a)
Net realized and unrealized gain (loss) on investments	0.51	0.11	1.03	(0.99)	1.34

Total from investment operations	0.90	0.52	1.47	(0.55)	1.75

Less dividends and distributions:
From net investment income	(0.39)	(0.41)	(0.44)	(0.44)	(0.42)
From net realized gain on investments	(0.03)	—	—	(0.03)	—

Total dividends and distributions	(0.42)	(0.41)	(0.44)	(0.47)	(0.42)

Net asset value at end of year	$12.49	$12.01	$11.90	$10.87	$11.89

Total investment return (b)	7.61%	4.46%	13.74%	(4.81%)	16.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.14%	3.44%	3.79%	3.77%	3.58%
Net expenses	1.65%	1.64%	1.64%	1.64%	1.61%
Expenses (before waiver/reimbursement)	1.65%	1.65%	1.65%	1.67%	1.67%
Portfolio turnover rate	41%	31%	67%	95%	117%
Net assets at end of year (in 000’s)	$401,279	$296,930	$254,392	$185,486	$213,253

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$12.04	$11.93	$10.90	$11.92	$10.58

Net investment income (loss)	0.52	0.54	0.55	0.56	0.53 (a)
Net realized and unrealized gain (loss) on investments	0.51	0.11	1.03	(0.99)	1.35

Total from investment operations	1.03	0.65	1.58	(0.43)	1.88

Less dividends and distributions:
From net investment income	(0.52)	(0.54)	(0.55)	(0.56)	(0.54)
From net realized gain on investments	(0.03)	—	—	(0.03)	—

Total dividends and distributions	(0.55)	(0.54)	(0.55)	(0.59)	(0.54)

Net asset value at end of year	$12.52	$12.04	$11.93	$10.90	$11.92

Total investment return (b)	8.70%	5.53%	14.88%	(3.80%)	18.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.16%	4.47%	4.75%	4.79%	4.62%
Net expenses	0.62%	0.62%	0.62%	0.62%	0.60%
Expenses (before waiver/reimbursement)	0.62%	0.63%	0.63%	0.65%	0.66%
Portfolio turnover rate	41%	31%	67%	95%	117%
Net assets at end of year (in 000’s)	$1,420,936	$919,245	$834,406	$401,943	$321,835

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

40	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

41

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially

42	MainStay High Yield Municipal Bond Fund

from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term

Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

43

Notes to Financial Statements (continued)

liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of the portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states, territories or regions. Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the

Fund’s holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$1,080,494	$1,080,494

Total Fair Value		$1,080,494	$1,080,494

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(3,891,687)	$(3,891,687)

Total Realized Gain (Loss)		$(3,891,687)	$(3,891,687)

44	MainStay High Yield Municipal Bond Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$757,254	$757,254

Total Change in Unrealized Appreciation (Depreciation)		$757,254	$757,254

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(104,018,750)	$(104,018,750)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; and 0.53% in excess of $3 billion. During the year ended October 31, 2016, the effective management fee rate was 0.54%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $12,731,356.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $189,761 and $5,659, respectively.

During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $88,774, $144 and $46,537, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year

45

Notes to Financial Statements (continued)

ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$358,498
Investor Class	2,647
Class C	258,116
Class I	563,571

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$3,425,274	$1,295,934	$(3,516,708)	$182,858,812	$184,063,312

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$3,384,573	$2,330,219
Exempt Interest Dividends	88,360,968	69,980,605
Long-Term Capital Gain	4,905,825	—
Total	$96,651,366	$72,310,824

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $1,701,756 and $931,751, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	35,553,319	$443,357,526
Shares issued to shareholders in reinvestment of dividends and distributions	2,037,537	25,451,468
Shares redeemed	(17,326,214)	(216,489,251)

Net increase (decrease) in shares outstanding before conversion	20,264,642	252,319,743
Shares converted into Class A (See Note 1)	120,472	1,506,882
Shares converted from Class A (See Note 1)	(414,743)	(5,262,522)

Net increase (decrease)	19,970,371	$248,564,103

Year ended October 31, 2015:
Shares sold	22,259,826	$267,676,760
Shares issued to shareholders in reinvestment of dividends and distributions	1,427,299	17,169,580
Shares redeemed	(13,092,011)	(157,550,500)

Net increase (decrease) in shares outstanding before conversion	10,595,114	127,295,840
Shares converted into Class A (See Note 1)	55,509	666,303
Shares converted from Class A (See Note 1)	(23,976)	(288,832)

Net increase (decrease)	10,626,647	$127,673,311

46	MainStay High Yield Municipal Bond Fund

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	202,055	$2,521,317
Shares issued to shareholders in reinvestment of dividends and distributions	11,792	146,937
Shares redeemed	(46,554)	(578,623)

Net increase (decrease) in shares outstanding before conversion	167,293	2,089,631
Shares converted into Investor Class (See Note 1)	19,031	237,380
Shares converted from Investor Class (See Note 1)	(113,890)	(1,424,097)

Net increase (decrease)	72,434	$902,914

Year ended October 31, 2015:
Shares sold	150,587	$1,810,512
Shares issued to shareholders in reinvestment of dividends and distributions	9,188	110,339
Shares redeemed	(54,184)	(651,109)

Net increase (decrease) in shares outstanding before conversion	105,591	1,269,742
Shares converted into Investor Class (See Note 1)	24,007	288,832
Shares converted from Investor Class (See Note 1)	(55,588)	(666,303)

Net increase (decrease)	74,010	$892,271

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	10,850,123	$134,710,114
Shares issued to shareholders in reinvestment of dividends and distributions	685,042	8,529,988
Shares redeemed	(4,119,773)	(51,406,635)

Net increase (decrease) in shares outstanding before conversion	7,415,392	91,833,467
Shares converted from Class C (See Note 1)	(6,780)	(82,784)

Net increase (decrease)	7,408,612	$91,750,683

Year ended October 31, 2015:
Shares sold	7,303,965	$87,676,876
Shares issued to shareholders in reinvestment of dividends and distributions	539,010	6,469,327
Shares redeemed	(4,490,077)	(53,856,915)

Net increase (decrease)	3,352,898	$40,289,288

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	66,257,092	$826,963,248
Shares issued to shareholders in reinvestment of dividends and distributions	3,010,688	37,657,956
Shares redeemed	(32,521,335)	(406,177,597)

Net increase (decrease) in shares outstanding before conversion	36,746,445	458,443,607
Shares converted into Class I (See Note 1)	395,721	5,025,143

Net increase (decrease)	37,142,166	$463,468,750

Year ended October 31, 2015:
Shares sold	36,699,499	$442,776,830
Shares issued to shareholders in reinvestment of dividends and distributions	2,371,916	28,552,516
Shares redeemed	(32,645,570)	(393,640,177)

Net increase (decrease)	6,425,845	$77,689,169

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Municipal Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Municipal Bond Fund of MainStay Funds Trust as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

48	MainStay High Yield Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 96.3% of the ordinary income dividends paid during its fiscal year ended October 31, 2016 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

49

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

50	MainStay High Yield Municipal Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

51

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

52	MainStay High Yield Municipal Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716278 MS316-16	MSMHY11-12/16 (NYLIM) NL243

MainStay ICAP Funds

Message from the President and Annual Report

October 31, 2016

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP International Fund

This page intentionally left blank

Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund(s) during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.92 –2.56%	9.01 10.25%	4.20 4.79%	1.13 1.13%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.15 –2.81	8.76 10.00	4.00 4.59	1.33 1.33
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.33 –3.52	9.18 9.18	3.81 3.81	2.08 2.08
Class I Shares	No Sales Charge		–2.32	10.53	5.10	0.88
Class R1 Shares	No Sales Charge		–2.41	10.43	5.00	0.98
Class R2 Shares	No Sales Charge		–2.67	10.13	4.72	1.23
Class R3 Shares	No Sales Charge		–2.90	9.86	4.47	1.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[4]	6.37%	13.31%	5.35%
S&P 500® Index[5]	4.51	13.57	6.70
Average Lipper Large-Cap Core Fund[6]	2.53	11.98	5.90

4.

The Russell 1000® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,007.00	$5.75	$1,019.40	$5.79

Investor Class Shares	$1,000.00	$1,005.50	$6.96	$1,018.20	$7.00

Class C Shares	$1,000.00	$1,001.90	$10.72	$1,014.40	$10.79

Class I Shares	$1,000.00	$1,008.00	$4.49	$1,020.70	$4.52

Class R1 Shares	$1,000.00	$1,007.70	$5.00	$1,020.20	$5.03

Class R2 Shares	$1,000.00	$1,006.20	$6.25	$1,018.90	$6.29

Class R3 Shares	$1,000.00	$1,005.20	$7.51	$1,017.60	$7.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.14% for Class A, 1.38% for Investor Class, 2.13% for Class C, 0.89% for Class I, 0.99% for Class R1, 1.24% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

Media	16.0%
Banks	10.3
Health Care Equipment & Supplies	5.4
Health Care Providers & Services	5.0
Consumer Finance	4.6
Capital Markets	4.4
Semiconductors & Semiconductor Equipment	4.3
Technology Hardware, Storage & Peripherals	3.9
Software	3.7
Industrial Conglomerates	3.6
Household Durables	3.5
Oil, Gas & Consumable Fuels	3.5
Internet Software & Services	3.3
Chemicals	3.1
Aerospace & Defense	2.8

Pharmaceuticals	2.5%
Specialty Retail	2.1
Food & Staples Retailing	2.0
Real Estate Investment Trusts	2.0
Wireless Telecommunication Services	2.0
Building Products	1.9
Hotels, Restaurants & Leisure	1.4
Beverages	1.3
Electrical Equipment	1.3
Airlines	1.1
IT Services	1.1
Biotechnology	0.9
Auto Components	0.2
Other Assets, Less Liabilities	2.8

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2016 (Unaudited)

1.	Abbott Laboratories

2.	Apple, Inc.

3.	Oracle Corp.

4.	Honeywell International, Inc.

5.	American Express Co.
6.	Wells Fargo & Co.

7.	Royal Dutch Shell PLC Class A, Sponsored ADR

8.	M&T Bank Corp.

9.	Citigroup, Inc.

10.	Alphabet, Inc. Class C

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA,1 Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay ICAP Equity Fund returned –2.56% for Class A shares, –2.81% for Investor Class shares and –3.52% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned –2.32%, Class R1 shares returned –2.41%, Class R2 shares returned –2.67% and Class R3 shares returned –2.90%. For the 12 months ended October 31, 2016, all share classes underperformed the 6.37% return of the Russell 1000® Value Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes also underperformed the 4.51% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2016, all share classes underperformed the 2.53% return of the Average Lipper3 Large-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. The sectors that made the strongest contribution to the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, energy and real estate. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each case; however, an overweight position in the consumer discretionary sector detracted from relative performance. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were health care, financials, and industrials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest contributions to the Fund’s absolute performance were chip manufacturer NXP Semiconductors, diversified consumer products manufacturer Newell Brands and global resort casino operator Las Vegas Sands.

In our view, the valuation of NXP Semiconductors suggests that growth is unsustainable; however, we believe that the company’s core business will continue to outgrow its end markets because of scale-driven share gains. Near the end of the reporting period, there was news that NXP Semiconductors had agreed to be acquired by another technology company. We believed that Newell Brands could deliver greater-than-expected synergies from its Jarden acquisition and pay down debt faster than expected. We also believed that the company’s portfolio of brands would prove more defensive than investors perceived. Las Vegas Sands benefited as stronger results from its Macau operations lifted the company’s stock price. We believed that results could continue to improve if the Macau market stabilizes and if the company’s newly opened Parisian property drives demand.

Primary detractors from the Fund’s absolute performance during the reporting period included specialty pharmaceutical company Allergan, pharmaceutical and medical supplies distributor McKesson, and generic drug company Teva Pharmaceutical Industries.

Allergan lagged after the announced merger with Pfizer was called off. We continued to like Allergan as a stand-alone company. However, we reduced the Fund’s position during the reporting period. In our view, the company represented high-margin, high-return, durable branded pharmaceuticals. We believed that the company had an attractive product pipeline, was growing revenue and was reducing costs to increase margins. McKesson lagged because of pressure on generic drug prices which hurt the company’s profit margins and outlook. We continued to find the stock attractively valued at a price-earnings ratio of around 10:1, but we have trimmed the size of the Fund’s position. Teva Pharmaceutical Industries lagged because of concerns about drug pricing. We sold the position during the reporting period in favor of stocks with stronger investment catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over 12 to 18 months. We initiated a new position in Royal Dutch Shell, a large integrated oil & gas company. We believed that investors had underestimated the free cash flow improvement potential from lower capital and operating expenditures. In our view, while the company has been slow to address costs, the recently acquired BG Group could be at a free cash inflection point and synergies from the deal could create upside potential. The company’s dividend yield of approximately 7% indicates possible investor skepticism. In financials, we added Wells Fargo. The stock has pulled back with the rest of the large cap banks because of Federal Reserve rate-hike expectations and credit- quality issues in the energy lending space. We found the current valuation level attractive for what we believed to be a very high-quality bank.

In addition to the stocks already mentioned, we sold the Fund’s position in integrated oil & gas company Chevron as the stock

1.	Mr. Senser served as a portfolio manager for the Fund until September 30, 2016.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

neared our price target. We also sold the Fund’s position in diversified pharmaceutical company Novartis in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the information technology and consumer discretionary sectors. In information technology, the Fund moved from an underweight to an overweight position relative to the Index. In the consumer discretionary sector, the Fund added to an already overweight position relative to the Index. During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in energy and real estate. In both sectors, the Fund increased the degree to which it was underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and information technology sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the energy and utilities sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments October 31, 2016

	Shares	Value

Common Stocks 97.2%†
Aerospace & Defense 2.8%
United Technologies Corp.	178,830	$18,276,426

Airlines 1.1%
Delta Air Lines, Inc.	176,320	7,364,886

Auto Components 0.2%
Adient PLC (a)	29,727	1,352,876

Banks 10.3%
♦Citigroup, Inc.	441,800	21,714,470
♦M&T Bank Corp.	180,250	22,122,083
♦Wells Fargo & Co.	485,030	22,316,230

		66,152,783

Beverages 1.3%
Molson Coors Brewing Co. Class B	83,280	8,645,297

Biotechnology 0.9%
Gilead Sciences, Inc.	80,390	5,919,116

Building Products 1.9%
Johnson Controls International PLC	297,273	11,986,047

Capital Markets 4.4%
Goldman Sachs Group, Inc. (The)	39,218	6,990,216
Intercontinental Exchange, Inc.	77,901	21,063,652

		28,053,868

Chemicals 3.1%
PPG Industries, Inc.	217,440	20,250,187

Consumer Finance 4.6%
Ally Financial, Inc.	408,050	7,373,463
♦American Express Co.	339,700	22,562,874

		29,936,337

Electrical Equipment 1.3%
Sensata Technologies Holding N.V. (a)	243,150	8,687,749

Food & Staples Retailing 2.0%
CVS Health Corp.	149,850	12,602,385

Health Care Equipment & Supplies 5.4%
♦Abbott Laboratories	668,920	26,248,421
Medtronic PLC	102,346	8,394,419

		34,642,840

	Shares	Value

Health Care Providers & Services 5.0%
Laboratory Corporation of America Holdings (a)	150,110	$18,814,787
McKesson Corp.	105,350	13,397,360

		32,212,147

Hotels, Restaurants & Leisure 1.4%
Las Vegas Sands Corp.	150,210	8,694,155

Household Durables 3.5%
Newell Brands, Inc.	181,240	8,703,145
Whirlpool Corp.	92,435	13,848,611

		22,551,756

Industrial Conglomerates 3.6%
♦Honeywell International, Inc.	208,979	22,920,817

Internet Software & Services 3.3%
♦Alphabet, Inc. Class C (a)	27,080	21,245,343

IT Services 1.1%
Cognizant Technology Solutions Corp. Class A (a)	139,590	7,167,946

Media 16.0%
Charter Communications, Inc. Class A (a)	42,880	10,715,283
Comcast Corp. Class A	305,903	18,910,923
Discovery Communications, Inc. Class C (a)	496,250	12,460,838
DISH Network Corp. Class A (a)	209,503	12,268,496
Grupo Televisa S.A.B., Sponsored ADR	334,230	8,198,662
Liberty SiriusXM Group. Class C (a)	297,960	9,889,292
Omnicom Group, Inc.	192,385	15,356,171
Twenty-First Century Fox, Inc. Class A	574,420	15,090,013

		102,889,678

Oil, Gas & Consumable Fuels 3.5%
♦Royal Dutch Shell PLC Class A, Sponsored ADR	447,869	22,308,355

Pharmaceuticals 2.5%
Allergan PLC (a)	77,785	16,252,398

Real Estate Investment Trusts 2.0%
American Tower Corp.	111,356	13,049,810

Semiconductors & Semiconductor Equipment 4.3%
Intel Corp.	477,300	16,643,451
NXP Semiconductors N.V. (a)	113,130	11,313,000

		27,956,451

Software 3.7%
♦Oracle Corp.	613,468	23,569,441

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value

Common Stocks (continued)
Specialty Retail 2.1%
Lowe’s Cos., Inc.	203,020	$13,531,283

Technology Hardware, Storage & Peripherals 3.9%
♦Apple, Inc.	219,790	24,954,957

Wireless Telecommunication Services 2.0%
Vodafone Group PLC, Sponsored ADR	469,700	13,076,448

Total Investments (Cost $606,239,091) (b)	97.2%	626,251,782
Other Assets, Less Liabilities	2.8	18,316,756
Net Assets	100.0%	$644,568,538
(a)	Non-income producing security.

(b)	As of October 31, 2016, cost was $612,137,378 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$57,169,736
Gross unrealized depreciation	(43,055,332)

Net unrealized appreciation	$14,114,404

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$626,251,782	$—	$—	$626,251,782

Total Investments in Securities	$626,251,782	$—	$—	$626,251,782

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $606,239,091)	$626,251,782
Receivables:
Investment securities sold	37,051,311
Dividends and interest	932,600
Fund shares sold	590,343
Other assets	38,410

Total assets	664,864,446

Liabilities
Due to custodian	8,599,095
Payables:
Investment securities purchased	9,984,880
Fund shares redeemed	1,079,989
Manager (See Note 3)	486,075
Transfer agent (See Note 3)	79,594
NYLIFE Distributors (See Note 3)	20,709
Professional fees	16,839
Shareholder communication	13,614
Custodian	2,759
Trustees	2,256
Accrued expenses	10,098

Total liabilities	20,295,908

Net assets	$644,568,538

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,595
Additional paid-in capital	592,300,111

592,315,706
Undistributed net investment income	1,021,574
Accumulated net realized gain (loss) on investments	31,218,567
Net unrealized appreciation (depreciation) on investments	20,012,691

Net assets	$644,568,538

Class A
Net assets applicable to outstanding shares	$36,422,885

Shares of beneficial interest outstanding	882,576

Net asset value per share outstanding	$41.27
Maximum sales charge (5.50% of offering price)	2.40

Maximum offering price per share outstanding	$43.67

Investor Class
Net assets applicable to outstanding shares	$12,632,245

Shares of beneficial interest outstanding	306,724

Net asset value per share outstanding	$41.18
Maximum sales charge (5.50% of offering price)	2.40

Maximum offering price per share outstanding	$43.58

Class C
Net assets applicable to outstanding shares	$9,359,006

Shares of beneficial interest outstanding	231,068

Net asset value and offering price per share outstanding	$40.50

Class I
Net assets applicable to outstanding shares	$575,457,340

Shares of beneficial interest outstanding	13,915,614

Net asset value and offering price per share outstanding	$41.35

Class R1
Net assets applicable to outstanding shares	$5,526,723

Shares of beneficial interest outstanding	133,535

Net asset value and offering price per share outstanding	$41.39

Class R2
Net assets applicable to outstanding shares	$2,664,293

Shares of beneficial interest outstanding	64,550

Net asset value and offering price per share outstanding	$41.27

Class R3
Net assets applicable to outstanding shares	$2,506,046

Shares of beneficial interest outstanding	60,883

Net asset value and offering price per share outstanding	$41.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$17,780,580
Interest	4,032

Total income	17,784,612

Expenses
Manager (See Note 3)	6,990,017
Transfer agent (See Note 3)	552,041
Distribution/Service—Class A (See Note 3)	105,012
Distribution/Service—Investor Class (See Note 3)	33,011
Distribution/Service—Class C (See Note 3)	108,319
Distribution/Service—Class R2 (See Note 3)	18,645
Distribution/Service—Class R3 (See Note 3)	13,536
Professional fees	97,232
Registration	92,295
Shareholder communication	36,258
Trustees	22,989
Shareholder service (See Note 3)	16,096
Custodian	13,766
Interest expense	3,384
Miscellaneous	37,067

Total expenses before waiver/reimbursement	8,139,668
Expense waiver/reimbursement from Manager (See Note 3)	(72)
Reimbursement from custodian (b)	(25,209)

Net expenses	8,114,387

Net investment income (loss)	9,670,225

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	44,564,817
Net change in unrealized appreciation (depreciation) on investments	(71,675,972)

Net realized and unrealized gain (loss) on investments	(27,111,155)

Net increase (decrease) in net assets resulting from operations	$(17,440,930)

(a)	Dividends recorded include foreign withholding taxes in the amount of $187,674 and a reclaim of prior year withholding of $(251,162).

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,670,225	$10,044,922
Net realized gain (loss) on investments (a)	44,564,817	185,129,208
Net change in unrealized appreciation (depreciation) on investments	(71,675,972)	(149,364,847)

Net increase (decrease) in net assets resulting from operations	(17,440,930)	45,809,283

Dividends and distributions to shareholders:
From net investment income:
Class A	(387,303)	(815,320)
Investor Class	(91,118)	(220,141)
Class C	(5,124)	(135,048)
Class I	(9,299,306)	(19,443,375)
Class R1	(62,296)	(168,391)
Class R2	(49,715)	(244,596)
Class R3	(15,216)	(44,278)

	(9,910,078)	(21,071,149)

From net realized gain on investments:
Class A	(7,676,497)	(3,819,164)
Investor Class	(2,304,552)	(1,139,719)
Class C	(2,111,854)	(1,174,066)
Class I	(149,246,608)	(81,950,332)
Class R1	(1,046,207)	(723,104)
Class R2	(2,175,420)	(1,243,873)
Class R3	(481,820)	(257,106)

	(165,042,958)	(90,307,364)

Total dividends and distributions to shareholders	(174,953,036)	(111,378,513)

Capital share transactions:
Net proceeds from sale of shares	118,906,716	155,508,140
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	168,557,023	108,230,102
Cost of shares redeemed (b)	(447,875,836)	(396,276,929)

Increase (decrease) in net assets derived from capital share transactions	(160,412,097)	(132,538,687)

Net increase (decrease) in net assets	(352,806,063)	(198,107,917)

	2016	2015
Net Assets
Beginning of year	$997,374,601	$1,195,482,518

End of year	$644,568,538	$997,374,601

Undistributed net investment income at end of year	$1,021,574	$2,424,994

(a)	Includes realized gain of $536,159 due to an in-kind redemption during the year ended October 31, 2015. (See Note 10)

(b)	Includes an in-kind redemption in the amount of $19,718,366 during the year ended October 31, 2015. (See Note 10)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.13		$54.61	$49.27	$39.41	$35.07

Net investment income (loss) (a)	0.38		0.38	1.04	0.52	0.55
Net realized and unrealized gain (loss) on investments	(1.42)		1.39	4.76	9.87	4.34

Total from investment operations	(1.04)		1.77	5.80	10.39	4.89

Less dividends and distributions:
From net investment income	(0.40)		(0.92)	(0.46)	(0.53)	(0.55)
From net realized gain on investments	(8.42)		(4.33)	—	—	—

Total dividends and distributions	(8.82)		(5.25)	(0.46)	(0.53)	(0.55)

Net asset value at end of year	$41.27		$51.13	$54.61	$49.27	$39.41

Total investment return (b)	(2.56%)		3.67%	11.82%	26.56%	13.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91%		0.73%	1.99%	1.15%	1.46%
Net expenses	1.14	% (c)	1.13%	1.14%	1.16%	1.17%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$36,423		$45,320	$47,925	$44,770	$29,809

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.04		$54.53	$49.20	$39.34	$35.05

Net investment income (loss) (a)	0.29		0.28	0.97	0.43	0.46
Net realized and unrealized gain (loss) on investments	(1.43)		1.38	4.73	9.86	4.30

Total from investment operations	(1.14)		1.66	5.70	10.29	4.76

Less dividends and distributions:
From net investment income	(0.30)		(0.82)	(0.37)	(0.43)	(0.47)
From net realized gain on investments	(8.42)		(4.33)	—	—	—

Total dividends and distributions	(8.72)		(5.15)	(0.37)	(0.43)	(0.47)

Net asset value at end of year	$41.18		$51.04	$54.53	$49.20	$39.34

Total investment return (b)	(2.81%)		3.47%	11.61%	26.30%	13.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68%		0.54%	1.85%	0.96%	1.22%
Net expenses	1.38	% (c)	1.33%	1.33%	1.38%	1.43%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$12,632		$14,092	$14,297	$13,829	$11,979

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$50.38		$53.94	$48.71	$38.97	$34.78

Net investment income (loss) (a)	(0.03)		(0.11)	0.56	0.08	0.17
Net realized and unrealized gain (loss) on investments	(1.41)		1.38	4.69	9.77	4.28

Total from investment operations	(1.44)		1.27	5.25	9.85	4.45

Less dividends and distributions:
From net investment income	(0.02)		(0.50)	(0.02)	(0.11)	(0.26)
From net realized gain on investments	(8.42)		(4.33)	—	—	—

Total dividends and distributions	(8.44)		(4.83)	(0.02)	(0.11)	(0.26)

Net asset value at end of year	$40.50		$50.38	$53.94	$48.71	$38.97

Total investment return (b)	(3.52%)		2.69%	10.77%	25.36%	12.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08)%		(0.21%)	1.08%	0.19%	0.44%
Net expenses	2.12	% (c)	2.08%	2.08%	2.13%	2.18%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$9,359		$12,952	$13,942	$11,696	$8,620

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.22		$54.70	$49.35	$39.47	$35.12

Net investment income (loss) (a)	0.48		0.51	1.18	0.64	0.65
Net realized and unrealized gain (loss) on investments	(1.42)		1.39	4.76	9.89	4.34

Total from investment operations	(0.94)		1.90	5.94	10.53	4.99

Less dividends and distributions:
From net investment income	(0.51)		(1.05)	(0.59)	(0.65)	(0.64)
From net realized gain on investments	(8.42)		(4.33)	—	—	—

Total dividends and distributions	(8.93)		(5.38)	(0.59)	(0.65)	(0.64)

Net asset value at end of year	$41.35		$51.22	$54.70	$49.35	$39.47

Total investment return (b)	(2.32%)		3.93%	12.09%	26.90%	14.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%		0.98%	2.25%	1.44%	1.72%
Net expenses	0.89	% (c)	0.88%	0.89%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.89	% (c)	0.88%	0.89%	0.91%	0.92%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$575,457		$900,795	$1,089,935	$965,386	$809,605

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R1	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.25		$54.73	$49.37	$39.49	$35.14

Net investment income (loss) (a)	0.45		0.46	1.09	0.59	0.63
Net realized and unrealized gain (loss) on investments	(1.43)		1.39	4.81	9.90	4.33

Total from investment operations	(0.98)		1.85	5.90	10.49	4.96

Less dividends and distributions:
From net investment income	(0.46)		(1.00)	(0.54)	(0.61)	(0.61)
From net realized gain on investments	(8.42)		(4.33)	—	—	—

Total dividends and distributions	(8.88)		(5.33)	(0.54)	(0.61)	(0.61)

Net asset value at end of year	$41.39		$51.25	$54.73	$49.37	$39.49

Total investment return (b)	(2.41%)		3.82%	11.97%	26.80%	14.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%		0.88%	2.08%	1.32%	1.65%
Net expenses	0.99	% (c)	0.98%	0.99%	0.99%	0.99%
Expenses (before waiver/reimbursement)	0.99	% (c)	0.98%	0.99%	1.01%	1.02%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$5,527		$8,062	$10,434	$8,744	$4,658

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.12		$54.60	$49.27	$39.40	$35.08

Net investment income (loss) (a)	0.34		0.33	1.04	0.47	0.47
Net realized and unrealized gain (loss) on investments	(1.42)		1.39	4.70	9.89	4.37

Total from investment operations	(1.08)		1.72	5.74	10.36	4.84

Less dividends and distributions:
From net investment income	(0.35)		(0.87)	(0.41)	(0.49)	(0.52)
From net realized gain on investments	(8.42)		(4.33)	—	—	—

Total dividends and distributions	(8.77)		(5.20)	(0.41)	(0.49)	(0.52)

Net asset value at end of year	$41.27		$51.12	$54.60	$49.27	$39.40

Total investment return (b)	(2.67%)		3.56%	11.70%	26.44%	13.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%		0.63%	1.99%	1.05%	1.24%
Net expenses	1.24	% (c)	1.23%	1.24%	1.26%	1.27%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$2,664		$13,214	$15,618	$21,208	$12,618

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$51.01		$54.49	$49.16	$39.32	$35.04

Net investment income (loss) (a)	0.24		0.20	0.91	0.38	0.43
Net realized and unrealized gain (loss) on investments	(1.43)		1.38	4.70	9.84	4.30

Total from investment operations	(1.19)		1.58	5.61	10.22	4.73

Less dividends and distributions:
From net investment income	(0.24)		(0.73)	(0.28)	(0.38)	(0.45)
From net realized gain on investments	(8.42)		(4.33)	—	—	—

Total dividends and distributions	(8.66)		(5.06)	(0.28)	(0.38)	(0.45)

Net asset value at end of year	$41.16		$51.01	$54.49	$49.16	$39.32

Total investment return (b)	(2.90%)		3.30%	11.43%	26.11%	13.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%		0.38%	1.75%	0.85%	1.15%
Net expenses	1.49	% (c)	1.48%	1.49%	1.51%	1.52%
Portfolio turnover rate	76%		76%	58%	50%	75%
Net assets at end of year (in 000’s)	$2,506		$2,940	$3,330	$3,452	$2,972

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay ICAP Select Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–11.36%	7.63%	3.84%	1.22%
		Excluding sales charges	–6.20	8.85	4.43	1.22
Investor Class Shares[3]	Maximum 5.5% I nitial Sales Charge	With sales charges	–11.51	7.42	3.65	1.34
		Excluding sales charges	–6.36	8.65	4.24	1.34
Class B Shares[4]	Maximum 5% CDSC	With sales charges	–10.87	7.54	3.47	2.09
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	–7.07	7.83	3.47	2.09
Class C Shares	Maximum 1% CDSC	With sales charges	–7.83	7.83	3.47	2.09
	if Redeemed Within One Year of Purchase	Excluding sales charges	–7.07	7.83	3.47	2.09
Class I Shares	No Sales Charge		–5.92	9.16	4.73	0.97
Class R1 Shares	No Sales Charge		–6.04	9.04	4.60	1.07
Class R2 Shares	No Sales Charge		–6.24	8.78	4.34	1.32
Class R3 Shares	No Sales Charge		–6.59	8.41	4.04	1.57
Class R6 Shares[5]	No Sales Charge		–5.83	9.22	4.75	0.82

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance for the Investor Class shares would likely have been different.
4.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance for the Class B shares would likely have been different.
5.

Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013, adjusted for differences in certain fees and expenses. Unadjusted, the performance for the Class R6 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay ICAP Select Equity Fund

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[6]	6.37%	13.31%	5.35%
S&P 500® Index[7]	4.51	13.57	6.70
Average Lipper Large-Cap Core Fund[8]	2.53	11.98	5.90

6.

The Russell 1000® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Average Lipper Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,000.80	$5.93	$1,019.20	$5.99

Investor Class Shares	$1,000.00	$999.80	$6.99	$1,018.10	$7.05

Class B Shares	$1,000.00	$996.20	$10.74	$1,014.40	$10.84

Class C Shares	$1,000.00	$996.20	$10.74	$1,014.40	$10.84

Class I Shares	$1,000.00	$1,002.00	$4.53	$1,020.60	$4.57

Class R1 Shares	$1,000.00	$1,001.40	$5.03	$1,020.10	$5.08

Class R2 Shares	$1,000.00	$1,000.50	$6.29	$1,018.90	$6.34

Class R3 Shares	$1,000.00	$998.80	$7.94	$1,017.20	$8.01

Class R6 Shares	$1,000.00	$1,002.70	$4.13	$1,021.00	$4.17

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.18% for Class A, 1.39% for Investor Class, 2.14% for Class B and Class C, 0.90% for Class I, 1.00% for Class R1, 1.25% for Class R2, 1.58% for Class R3 and 0.82% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

22	MainStay ICAP Select Equity Fund

Industry Composition as of October 31, 2016 (Unaudited)

Media	16.0%
Banks	11.5
Health Care Providers & Services	5.3
Oil, Gas & Consumable Fuels	5.1
Software	5.0
Consumer Finance	4.9
Technology Hardware, Storage & Peripherals	4.6
Health Care Equipment & Supplies	4.4
Household Durables	4.4
Internet Software & Services	4.4
Industrial Conglomerates	4.2
Capital Markets	4.0
Semiconductors & Semiconductor Equipment	4.0

Pharmaceuticals	3.3%
Building Products	2.7
Aerospace & Defense	2.5
Chemicals	2.5
Food & Staples Retailing	2.5
Airlines	2.0
Real Estate Investment Trusts	1.9
Electrical Equipment	1.8
Specialty Retail	1.5
Auto Components	0.3
Short-Term Investment	1.3
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 26 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Royal Dutch Shell PLC Class A, Sponsored ADR

2.	Oracle Corp.

3.	Apple, Inc.

4.	Alphabet, Inc. Class C

5.	DISH Network Corp. Class A
6.	Abbott Laboratories

7.	Honeywell International, Inc.

8.	Wells Fargo & Co.

9.	Intercontinental Exchange, Inc.

10.	Intel Corp.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA,1 Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned –6.20% for Class A shares, –6.36% for Investor Class shares and –7.07% for Class B and Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned –5.92%, Class R1 shares returned –6.04%, Class R2 shares returned –6.24%, Class R3 shares returned –6.59% and Class R6 shares returned –5.83%. For the 12 months ended October 31, 2016, all share classes underperformed the 6.37% return of the Russell 1000® Value Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes also underperformed the 4.51% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark. For the 12 months ended October 31, 2016, all share classes underperformed the 2.53% return of the Average Lipper3 Large-Cap Core Fund. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. The sectors that made the strongest contributions to the Fund’s performance relative to the Russell 1000® Value Index were energy, real estate and consumer discretionary. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each case; however, an overweight position in the consumer discretionary sector detracted from relative performance. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were health care, information technology and financials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest contributions to the Fund’s absolute performance were satellite TV provider DISH Network, diversified consumer products manufacturer Newell Brands and semiconductor manufacturer Intel. (Contributions take weightings and total returns into account.)

In our view, the market implied that DISH’s TV business was impaired despite an improving free cash flow profile. The market also appeared to assign little value to the company’s spectrum, providing an asymmetric risk/reward scenario. We believed that DISH could monetize its spectrum over time, which could benefit the stock. We believed that Newell Brands could deliver greater-than-expected synergies from its Jarden acquisition and pay down debt faster than expected. We also believed that the company’s portfolio of brands would prove more defensive than investors perceived. We believed that Intel could generate sustainable mid-single-digit revenue growth and earnings growth in the 10% range driven by growth in the company’s data center (servers and networking), Internet of Things, and memory segments, if coupled with lower mobile losses.

Primary detractors from the Fund’s absolute performance during the reporting period included specialty pharmaceutical company Allergan, pharmaceutical and medical supplies distributor McKesson, and wealth manager Ameriprise Financial.

Allergan lagged after the announced merger with Pfizer was called off. We continued to like Allergan as a stand-alone company, however, and we added to the Fund’s position during the reporting period. In our view, the company represented high-margin, high-return, durable branded pharmaceuticals. We believed that the company had an attractive product pipeline, was growing revenue and was reducing costs to increase margins. McKesson lagged because of pressure on generic drug prices which hurt the company’s profit margins and outlook. We continued to find the stock attractively valued at a price-earnings ratio of around 10:1, but we have trimmed the size of the Fund’s position. Ameriprise Financial lagged because of a difficult market and lower-than-expected net flows in its wealth management business. We sold the position during the reporting period in favor of stocks with stronger investment catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over 12 to 18 months. We initiated a new position in Royal Dutch Shell, a large integrated oil & gas company. We believed that investors had underestimated the free cash flow improvement potential from lower capital and operating expenditures. In our view, while the company has been slow to address costs, the recently acquired BG Group could be at a free cash inflection point and synergies from the deal could create upside potential. The company’s dividend yield of approximately 7% indicates possible investor skepticism. In financials, we added Wells Fargo. The stock has pulled back with the rest of the large cap banks because of Federal Reserve rate-hike expectations and credit-quality issues in the energy lending space. We found the current valuation level attractive for what we believed to be a very high-quality bank.

1.	Mr. Senser served as a portfolio manager for the Fund until September 30, 2016.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on Lipper Inc.

24	MainStay ICAP Select Equity Fund

In addition to the positions already mentioned, we sold the Fund’s position in integrated oil & gas company Chevron as the stock neared our price target. We also sold the Fund’s position in diversified pharmaceutical company Novartis in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the information technology and industrials sectors. The Fund increased its allocation to the information technology sector, moving from an underweight to an overweight position relative to the Index. In the industrials sector, the Fund moved from an Index-neutral to an overweight position. During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in health care and materials. In health care, the Fund remained overweight relative to the Index, but at a reduced level. In materials, the Fund moved from an overweight position relative to the Index to an underweight position.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and information technology sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the energy and utilities sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

25

Portfolio of Investments October 31, 2016

	Shares	Value

Common Stocks 98.8%†
Aerospace & Defense 2.5%
United Technologies Corp.	388,530	$39,707,766

Airlines 2.0%
Delta Air Lines, Inc.	733,280	30,629,106

Auto Components 0.3%
Adient PLC (a)	106,420	4,843,174

Banks 11.5%
Citigroup, Inc.	1,228,917	60,401,271
M&T Bank Corp.	445,380	54,661,487
♦Wells Fargo & Co.	1,418,980	65,287,270

		180,350,028

Building Products 2.7%
Johnson Controls International PLC	1,064,207	42,908,826

Capital Markets 4.0%
♦Intercontinental Exchange, Inc.	232,030	62,738,592

Chemicals 2.5%
PPG Industries, Inc.	411,480	38,321,132

Consumer Finance 4.9%
Ally Financial, Inc.	1,342,260	24,254,638
American Express Co.	783,980	52,071,952

		76,326,590

Electrical Equipment 1.8%
Sensata Technologies Holding N.V. (a)	788,860	28,185,968

Food & Staples Retailing 2.5%
CVS Health Corp.	471,060	39,616,146

Health Care Equipment & Supplies 4.4%
♦Abbott Laboratories	1,737,130	68,164,981

Health Care Providers & Services 5.3%
Laboratory Corporation of America Holdings (a)	407,315	51,052,862
McKesson Corp.	256,270	32,589,856

		83,642,718

Household Durables 4.4%
Newell Brands, Inc.	467,590	22,453,672
Whirlpool Corp.	312,535	46,823,993

		69,277,665

	Shares	Value

Industrial Conglomerates 4.2%
♦Honeywell International, Inc.	598,000	$65,588,640

Internet Software & Services 4.4%
♦Alphabet, Inc. Class C (a)	87,540	68,678,632

Media 16.0%
Comcast Corp. Class A	995,500	61,541,810
♦DISH Network Corp. Class A (a)	1,165,960	68,278,618
Grupo Televisa S.A.B., Sponsored ADR	977,150	23,969,490
Omnicom Group, Inc.	499,970	39,907,605
Twenty-First Century Fox, Inc. Class A	2,130,394	55,965,450

		249,662,973

Oil, Gas & Consumable Fuels 5.1%
♦Royal Dutch Shell PLC Class A, Sponsored ADR	1,586,680	79,032,531

Pharmaceuticals 3.3%
Allergan PLC (a)	244,915	51,172,540

Real Estate Investment Trusts 1.9%
American Tower Corp.	247,980	29,060,776

Semiconductors & Semiconductor Equipment 4.0%
♦Intel Corp.	1,788,590	62,368,133

Software 5.0%
♦Oracle Corp.	2,031,570	78,052,919

Specialty Retail 1.5%
Lowe’s Cos., Inc.	357,520	23,828,708

Technology Hardware, Storage & Peripherals 4.6%
♦Apple, Inc.	636,890	72,312,491

Total Common Stocks (Cost $1,527,165,355)		1,544,471,035

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

26	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 1.3%
Repurchase Agreement 1.3%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $20,850,247 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.25% and a maturity date of 10/2/19, with a Principal Amount of $21,165,000 and a Market Value of $21,270,750)	$20,850,229	$20,850,229

Total Short-Term Investment (Cost $20,850,229)		20,850,229

Total Investments (Cost $1,548,015,584) (b)	100.1%	1,565,321,264
Other Assets, Less Liabilities	(0.1)	(1,056,528)
Net Assets	100.0%	$1,564,264,736
(a)	Non-income producing security.

(b)	As of October 31, 2016, cost was $1,565,560,049 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$98,466,496
Gross unrealized depreciation	(98,705,281)

Net unrealized depreciation	$(238,785)

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,544,471,035	$—	$—	$1,544,471,035
Short-Term Investment
Repurchase Agreement	—	20,850,229	—	20,850,229

Total Investments in Securities	$1,544,471,035	$20,850,229	$—	$1,565,321,264

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $1,548,015,584)	$1,565,321,264
Cash	63
Receivables:
Investment securities sold	50,410,305
Dividends and interest	2,685,210
Fund shares sold	1,753,801
Other assets	55,281

Total assets	1,620,225,924

Liabilities
Payables:
Investment securities purchased	50,794,900
Fund shares redeemed	3,080,584
Manager (See Note 3)	1,153,779
Transfer agent (See Note 3)	624,338
NYLIFE Distributors (See Note 3)	175,177
Shareholder communication	77,314
Professional fees	30,459
Custodian	5,419
Trustees	5,184
Accrued expenses	14,034

Total liabilities	55,961,188

Net assets	$1,564,264,736

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,370
Additional paid-in capital	1,579,533,018

1,579,578,388
Distributions in excess of net investment income	(1,610,825)
Accumulated net realized gain (loss) on investments	(31,008,507)
Net unrealized appreciation (depreciation) on investments	17,305,680

Net assets	$1,564,264,736

Class A
Net assets applicable to outstanding shares	$301,856,626

Shares of beneficial interest outstanding	8,758,806

Net asset value per share outstanding	$34.46
Maximum sales charge (5.50% of offering price)	2.01

Maximum offering price per share outstanding	$36.47

Investor Class
Net assets applicable to outstanding shares	$154,974,584

Shares of beneficial interest outstanding	4,497,739

Net asset value per share outstanding	$34.46
Maximum sales charge (5.50% of offering price)	2.01

Maximum offering price per share outstanding	$36.47

Class B
Net assets applicable to outstanding shares	$28,942,445

Shares of beneficial interest outstanding	853,032

Net asset value and offering price per share outstanding	$33.93

Class C
Net assets applicable to outstanding shares	$51,599,420

Shares of beneficial interest outstanding	1,521,354

Net asset value and offering price per share outstanding	$33.92

Class I
Net assets applicable to outstanding shares	$974,691,094

Shares of beneficial interest outstanding	28,226,169

Net asset value and offering price per share outstanding	$34.53

Class R1
Net assets applicable to outstanding shares	$11,782,220

Shares of beneficial interest outstanding	341,133

Net asset value and offering price per share outstanding	$34.54

Class R2
Net assets applicable to outstanding shares	$15,012,550

Shares of beneficial interest outstanding	435,453

Net asset value and offering price per share outstanding	$34.48

Class R3
Net assets applicable to outstanding shares	$3,159,813

Shares of beneficial interest outstanding	91,789

Net asset value and offering price per share outstanding	$34.42

Class R6
Net assets applicable to outstanding shares	$22,245,984

Shares of beneficial interest outstanding	644,340

Net asset value and offering price per share outstanding	$34.53

28	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$49,256,647
Interest	6,254

Total income	49,262,901

Expenses
Manager (See Note 3)	19,727,788
Transfer agent (See Note 3)	4,578,814
Distribution/Service—Class A (See Note 3)	923,225
Distribution/Service—Investor Class (See Note 3)	411,029
Distribution/Service—Class B (See Note 3)	331,088
Distribution/Service—Class C (See Note 3)	688,535
Distribution/Service—Class R2 (See Note 3)	41,326
Distribution/Service—Class R3 (See Note 3)	37,824
Shareholder communication	204,263
Professional fees	172,022
Registration	169,276
Interest expense	80,805
Shareholder service (See Note 3)	64,156
Trustees	63,305
Custodian	30,987
Miscellaneous	91,130

Total expenses before waiver/reimbursement	27,615,573
Expense waiver/reimbursement from Manager (See Note 3)	(2,108,390)
Reimbursement from custodian (b)	(61,543)

Net expenses	25,445,640

Net investment income (loss)	23,817,261

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(17,010,358)
Net change in unrealized appreciation (depreciation) on investments	(232,845,884)

Net realized and unrealized gain (loss) on investments	(249,856,242)

Net increase (decrease) in net assets resulting from operations	$(226,038,981)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $633,070.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,817,261	$36,689,966
Net realized gain (loss) on investments	(17,010,358)	734,934,536
Net change in unrealized appreciation (depreciation) on investments	(232,845,884)	(661,519,239)

Net increase (decrease) in net assets resulting from operations	(226,038,981)	110,105,263

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,983,800)	(17,292,159)
Investor Class	(1,025,510)	(3,944,454)
Class B	(10,517)	(701,014)
Class C	(26,646)	(1,624,108)
Class I	(18,774,796)	(84,239,596)
Class R1	(360,477)	(1,237,306)
Class R2	(118,867)	(571,788)
Class R3	(33,101)	(232,810)
Class R6	(326,131)	(2,754,403)

	(23,659,845)	(112,597,638)

From net realized gain on investments:
Class A	(87,151,434)	(93,563,698)
Investor Class	(32,056,721)	(22,074,808)
Class B	(7,075,477)	(5,420,836)
Class C	(15,886,433)	(12,469,628)
Class I	(469,062,193)	(395,355,549)
Class R1	(8,828,961)	(5,997,721)
Class R2	(3,302,615)	(3,100,515)
Class R3	(2,350,763)	(1,454,977)
Class R6	(5,607,875)	(11,434,597)

	(631,322,472)	(550,872,329)

Total dividends and distributions to shareholders	(654,982,317)	(663,469,967)

Capital share transactions:
Net proceeds from sale of shares	328,232,947	678,456,246
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	637,184,436	629,373,884
Cost of shares redeemed	(2,434,367,390)	(1,707,413,859)

Increase (decrease) in net assets derived from capital share transactions	(1,468,950,007)	(399,583,729)

Net increase (decrease) in net assets	(2,349,971,305)	(952,948,433)

	2016	2015
Net Assets
Beginning of year	$3,914,236,041	$4,867,184,474

End of year	$1,564,264,736	$3,914,236,041

Undistributed (distributions in excess of) net investment income at end of year	$(1,610,825)	$1,060,741

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.13		$51.47	$46.84	$37.41	$33.42

Net investment income (loss) (a)	0.31		0.30	1.16	0.51	0.54
Net realized and unrealized gain (loss) on investments	(2.62)		0.48	3.93	9.43	4.01

Total from investment operations	(2.31)		0.78	5.09	9.94	4.55

Less dividends and distributions:
From net investment income	(0.30)		(1.13)	(0.46)	(0.51)	(0.56)
From net realized gain on investments	(8.06)		(5.99)	—	—	—

Total dividends and distributions	(8.36)		(7.12)	(0.46)	(0.51)	(0.56)

Net asset value at end of year	$34.46		$45.13	$51.47	$46.84	$37.41

Total investment return (b)	(6.20%)		1.94%	10.91%	26.73%	13.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%		0.65%	2.35%	1.20%	1.50%
Net expenses	1.18	% (c)	1.18%	1.18%	1.18%	1.18%
Expenses (before waiver/reimbursement)	1.25	% (c)	1.22%	1.23%	1.23%	1.25%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$301,857		$494,897	$810,780	$831,352	$606,575

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.13		$51.46	$46.84	$37.41	$33.41

Net investment income (loss) (a)	0.23		0.23	1.08	0.43	0.46
Net realized and unrealized gain (loss) on investments	(2.61)		0.48	3.93	9.42	4.01

Total from investment operations	(2.38)		0.71	5.01	9.85	4.47

Less dividends and distributions:
From net investment income	(0.23)		(1.05)	(0.39)	(0.42)	(0.47)
From net realized gain on investments	(8.06)		(5.99)	—	—	—

Total dividends and distributions	(8.29)		7.04	(0.39)	(0.42)	(0.47)

Net asset value at end of year	$34.46		$45.13	$51.46	$46.84	$37.41

Total investment return (b)	(6.36%)		1.76%	10.72%	26.46%	13.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%		0.50%	2.18%	1.02%	1.28%
Net expenses	1.39	% (c)	1.34%	1.35%	1.38%	1.43%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$154,975		$180,956	$190,461	$195,120	$177,880

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016		2015	2014	2013	2012
Net asset value at beginning of year	$44.62		$51.02	$46.44	$37.10	$33.15

Net investment income (loss) (a)	(0.03)		(0.12)	0.73	0.12	0.21
Net realized and unrealized gain (loss) on investments	(2.59)		0.49	3.87	9.33	3.95

Total from investment operations	(2.62)		0.37	4.60	9.45	4.16

Less dividends and distributions:
From net investment income	(0.01)		(0.78)	(0.02)	(0.11)	(0.21)
From net realized gain on investments	(8.06)		(5.99)	—	—	—

Total dividends and distributions	(8.07)		(6.77)	(0.02)	(0.11)	(0.21)

Net asset value at end of year	$33.93		$44.62	$51.02	$46.44	$37.10

Total investment return (b)	(7.07%)		1.01%	9.91%	25.51%	12.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%		(0.25%)	1.48%	0.29%	0.59%
Net expenses	2.14	% (c)	2.09%	2.10%	2.13%	2.18%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$28,942		$39,321	$47,317	$51,682	$52,558

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$44.61		$51.01	$46.43	$37.10	$33.15

Net investment income (loss) (a)	(0.04)		(0.12)	0.70	0.11	0.19
Net realized and unrealized gain (loss) on investments	(2.58)		0.49	3.90	9.33	3.97

Total from investment operations	(2.62)		0.37	4.60	9.44	4.16

Less dividends and distributions:
From net investment income	(0.01)		(0.78)	(0.02)	(0.11)	(0.21)
From net realized gain on investments	(8.06)		(5.99)	—	—	—

Total dividends and distributions	(8.07)		(6.77)	(0.02)	(0.11)	(0.21)

Net asset value at end of year	$33.92		$44.61	$51.01	$46.43	$37.10

Total investment return (b)	(7.07%)		1.01%	9.91%	25.49%	12.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12)%		(0.25%)	1.43%	0.26%	0.53%
Net expenses	2.14	% (c)	2.09%	2.10%	2.13%	2.18%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$51,599		$90,167	$107,146	$109,501	$95,321

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.22		$51.56	$46.92	$37.48	$33.47

Net investment income (loss) (a)	0.39		0.44	1.31	0.63	0.65
Net realized and unrealized gain (loss) on investments	(2.61)		0.48	3.93	9.44	4.02

Total from investment operations	(2.22)		0.92	5.24	10.07	4.67

Less dividends and distributions:
From net investment income	(0.41)		(1.27)	(0.60)	(0.63)	(0.66)
From net realized gain on investments	(8.06)		(5.99)	—	—	—

Total dividends and distributions	(8.47)		(7.26)	(0.60)	(0.63)	(0.66)

Net asset value at end of year	$34.53		$45.22	$51.56	$46.92	$37.48

Total investment return (b)	(5.92%)		2.22%	11.23%	27.06%	14.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%		0.94%	2.64%	1.48%	1.81%
Net expenses	0.90	% (c)	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	1.01	% (c)	0.97%	0.98%	0.98%	1.00%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$974,691		$2,977,224	$3,522,230	$3,810,280	$2,892,113

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R1	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.24		$51.57	$46.93	$37.49	$33.48

Net investment income (loss) (a)	0.32		0.40	1.28	0.59	0.59
Net realized and unrealized gain (loss) on investments	(2.58)		0.48	3.91	9.43	4.03

Total from investment operations	(2.26)		0.88	5.19	10.02	4.62

Less dividends and distributions:
From net investment income	(0.38)		(1.22)	(0.55)	(0.58)	(0.61)
From net realized gain on investments	(8.06)		(5.99)	—	—	—

Total dividends and distributions	(8.44)		(7.21)	(0.55)	(0.58)	(0.61)

Net asset value at end of year	$34.54		$45.24	$51.57	$46.93	$37.49

Total investment return (b)	(6.04%)		2.13%	11.12%	26.92%	13.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%		0.85%	2.59%	1.38%	1.64%
Net expenses	1.00	% (c)	1.00%	1.00%	1.00%	1.03%
Expenses (before waiver/reimbursement)	1.10	% (c)	1.07%	1.08%	1.08%	1.10%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$11,782		$49,180	$52,838	$33,886	$26,903

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.14		$51.47	$46.84	$37.41	$33.42

Net investment income (loss) (a)	0.28		0.27	1.14	0.49	0.52
Net realized and unrealized gain (loss) on investments	(2.61)		0.49	3.92	9.42	3.99

Total from investment operations	(2.33)		0.76	5.06	9.91	4.51

Less dividends and distributions:
From net investment income	(0.27)		(1.10)	(0.43)	(0.48)	(0.52)
From net realized gain on investments	(8.06)		(5.99)	—	—	—

Total dividends and distributions	(8.33)		(7.09)	(0.43)	(0.48)	(0.52)

Net asset value at end of year	$34.48		$45.14	$51.47	$46.84	$37.41

Total investment return (b)	(6.24%)		1.86%	10.84%	26.64%	13.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%		0.58%	2.30%	1.14%	1.44%
Net expenses	1.25	% (c)	1.25%	1.25%	1.25%	1.28%
Expenses (before waiver/reimbursement)	1.35	% (c)	1.32%	1.33%	1.33%	1.35%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$15,013		$18,562	$27,847	$27,817	$22,433

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$45.07		$51.39	$46.77	$37.36	$33.38

Net investment income (loss) (a)	0.13		0.13	0.97	0.36	0.40
Net realized and unrealized gain (loss) on investments	(2.60)		0.48	3.92	9.39	3.99

Total from investment operations	(2.47)		0.61	4.89	9.75	4.39

Less dividends and distributions:
From net investment income	(0.12)		(0.94)	(0.27)	(0.34)	(0.41)
From net realized gain on investments	(8.06)		(5.99)	—	—	—

Total dividends and distributions	(8.18)		(6.93)	(0.27)	(0.34)	(0.41)

Net asset value at end of year	$34.42		$45.07	$51.39	$46.77	$37.36

Total investment return (b)	(6.59%)		1.54%	10.47%	26.20%	13.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%		0.27%	1.95%	0.85%	1.10%
Net expenses	1.61	% (c)	1.57%	1.58%	1.58%	1.60%
Portfolio turnover rate	82%		86%	65%	55%	64%
Net assets at end of year (in 000’s)	$3,160		$12,941	$12,980	$13,717	$14,578

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2016		2015	2014	2013
Net asset value at beginning of year	$45.21		$51.55	$46.92	$44.12

Net investment income (loss) (a)	0.43		0.48	0.68	0.18
Net realized and unrealized gain (loss) on investments	(2.61)		0.47	4.60	2.96

Total from investment operations	(2.18)		0.95	5.28	3.14

Less dividends and distributions:
From net investment income	(0.44)		(1.30)	(0.65)	(0.34)
From net realized gain on investments	(8.06)		(5.99)	—	—

Total dividends and distributions	(8.50)		(7.29)	(0.65)	(0.34)

Net asset value at end of year	$34.53		$45.21	$51.55	$46.92

Total investment return (b)	(5.83%)		2.30%	11.30%	7.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%		1.03%	1.35%	1.05	%††
Net expenses	0.83	% (d)	0.82%	0.82%	0.81	%††
Portfolio turnover rate	82%		86%	65%	55%
Net assets at end of year (in 000’s)	$22,246		$50,988	$95,587	$27

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

MainStay ICAP International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.75 –4.49%	2.24 3.40%	0.29 0.86%	1.22 1.22%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–9.88 –4.63	2.10 3.26	0.15 0.72	1.36 1.36
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–6.29 –5.35	2.50 2.50	–0.04 –0.04	2.11 2.11
Class I Shares	No Sales Charge		–4.21	3.72	1.17	0.97
Class R1 Shares	No Sales Charge		–4.33	3.62	1.06	1.07
Class R2 Shares	No Sales Charge		–4.55	3.32	0.78	1.32
Class R3 Shares	No Sales Charge		–4.84	3.04	0.51	1.57

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain fees and expenses . Unadjusted, the performance for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay ICAP International Fund

Benchmark Performance	One Year	Five Years	Ten Years
MSCI EAFE® Index[4]	–3.23%	4.99%	1.22%
Average Lipper International Large-Cap Core Fund[5]	–2.66	4.10	0.87

4.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper International Large-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

37

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$990.90	$6.21	$1,018.90	$6.29

Investor Class Shares	$1,000.00	$989.90	$6.95	$1,018.10	$7.05

Class C Shares	$1,000.00	$986.40	$10.69	$1,014.40	$10.84

Class I Shares	$1,000.00	$992.20	$4.76	$1,020.40	$4.82

Class R1 Shares	$1,000.00	$991.80	$5.31	$1,019.80	$5.38

Class R2 Shares	$1,000.00	$990.50	$6.55	$1,018.60	$6.65

Class R3 Shares	$1,000.00	$989.20	$7.95	$1,017.10	$8.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.24% for Class A, 1.39% for Investor Class, 2.14% for Class C, 0.95% for Class I, 1.06% for Class R1, 1.31% for Class R2 and 1.59% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

38	MainStay ICAP International Fund

Country Composition as of October 31, 2016 (Unaudited)

Switzerland	16.3%
France	15.6
Netherlands	11.6
Germany	7.7
United Kingdom	7.5
Japan	6.6
Hong Kong	5.7
Republic of Korea	4.8
Canada	3.5
United States	3.5
Spain	3.3

Mexico	2.6%
China	2.5
India	2.2
Portugal	1.8
Sweden	1.8
Israel	1.7
Ireland	1.0
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	LafargeHolcim, Ltd. Registered

3.	Novartis A.G. Registered

4.	CK Hutchison Holdings, Ltd.

5.	Julius Baer Group, Ltd.
6.	Vodafone Group PLC, Sponsored ADR

7.	Mitsubishi Estate Co., Ltd.

8.	ABB, Ltd. Registered

9.	Sanofi

10.	Pernod Ricard S.A.

39

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA,1 Thomas M. Cole, CFA, Andrew P. Starr, CFA, and J. Christian Kirtley, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay ICAP International Fund returned –4.49% for Class A shares, –4.63% for Investor Class shares and –5.35% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned –4.21%, Class R1 shares returned –4.33%, Class R2 shares returned –4.55% and Class R3 shares returned –4.84%. For the 12 months ended October 31, 2016, all share classes underperformed the –3.23% return of the MSCI EAFE® Index,2 which is the Fund’s broad-based securities-market index, and the –2.66% return of the Average Lipper3 International Large-Cap Core Fund. See page 36 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI EAFE® Index. Although positive stock selection in the consumer discretionary, information technology and health care sectors added to relative performance, stock selection in the financials, real estate and telecommunication services sectors detracted from relative performance. The Fund benefited from an overweight position relative to the Index in the materials sector, but an overweight position in the financials sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest contributions to the Fund’s absolute performance were Danish biotechnology company Genmab; Korean technology manufacturer Samsung Elecronics; and Dutch health, nutrition and materials company Koninklijke DSM.

Genmab performed strongly as it progressed on its launch of its new cancer treatments, and we sold the stock as it neared our target price. Samsung continued to deliver on operating, financial and restructuring results, which helped the company’s stock performance. We continued to like the stock, which at the end of the reporting period was valued around nine times 2017 estimated earnings. Regarding Koninklijke DSM, we believed that investors had undervalued the stock, assigning a low implied value for the nutrition business and no credit for the company’s joint ventures. In our view, the nutrition business could garner a higher value if the company were to see improved performance from cost-savings programs and if the company could move past the collapse in vitamin E prices that we believed masked the company’s underlying business strengths in recent years.

Primary detractors from the Fund’s absolute performance during the reporting period included two European banks—Royal Bank of Scotland and Deutsche Bank—and Swiss health care company Novartis.

Royal Bank of Scotland continued its turnaround, seeking to completely remake itself from a global universal bank to one focused only on retail & commercial banking in the U.K. and Ireland. After several false starts under previous management, current CEO Ross McEwan has defined what the bank intends to look like going forward. We expected that core earnings power could stabilize and start growing in 2016, which would help address investor concerns regarding profitability. We believe that substantial capital may be returned to shareholders once these concerns are addressed. Deutsche Bank was hindered by operational and environmental issues. We sold the position because of lowered conviction in the investment thesis. In our opinion, increased political and economic uncertainty in Europe could impede management’s ability to implement its turnaround plan. Novartis faced pressure because of results at the company’s eye care division, Alcon, and a slower-than-expected ramp-up of sales for its heart failure drug, Entresto. We believed that the recent controversies offered an attractive valuation opportunity in a high-quality, growing health care company and that Novartis could ultimately resolve these issues.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over 12 to 18 months. We initiated a new position in CK Hutchison, a conglomerate operating in utility/infrastructure, ports, telecommunications, retail and energy. We believed that the company’s valuation was very attractive for a diversified conglomerate with strong individual market positions, anchored by stable utility/infrastructure operations and by management with a long and successful track record of value creation. We also added a position in diversified pharmaceutical company Sanofi. We believed that new treatments Praluent (for cholesterol) and Dupilumab (for dermatitis) had the potential to drive significant earnings growth. The stock was hindered by declines in the company’s diabetes segment that we believed had masked high-quality franchises in the company’s consumer and vaccine segments.

In addition to the positions already mentioned, we sold the Fund’s positions in tire manufacturer Bridgestone and Japanese

1.	Mr. Senser served as a portfolio manager for the Fund until September 30, 2016.
2.	See footnote on page 37 for more information on the MSCI EAFE® Index.
3.	See footnote on page 37 for more information on Lipper Inc.

40	MainStay ICAP International Fund

trading company Mitsubishi Corp. in favor of stocks that we believed had stronger investment catalysts and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the MSCI EAFE® Index in the industrials and consumer staples sectors. The Fund increased its allocation to the industrials sector, moving from an underweight to an overweight position relative to the Index. In the consumer staples sector, the Fund decreased the degree to which it was underweight relative to the Index. During the reporting period, the Fund decreased its sector weightings relative to the MSCI EAFE® Index in consumer discretionary and utilities. In the consumer discretionary sector, the Fund increased the degree to which it was underweight relative to the Index. In the utilities sector, the Fund moved from a slightly overweight position to an underweight position.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the information technology and materials sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer discretionary and consumer staples sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 97.7%†
Canada 3.5%
Fairfax Financial Holdings, Ltd. (Insurance)	32,180	$16,481,064
Industrial Alliance Insurance & Financial Services, Inc. (Insurance)	354,690	13,734,883

		30,215,947

China 2.5%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	119,260	21,092,324

France 15.6%
Danone S.A. (Food Products)	318,370	22,045,877
♦Pernod Ricard S.A. (Beverages)	227,400	27,047,238
Safran S.A. (Aerospace & Defense)	284,170	19,537,284
♦Sanofi (Pharmaceuticals)	351,680	27,394,592
Sodexo S.A. (Hotels, Restaurants & Leisure)	112,830	13,104,300
TOTAL S.A. (Oil, Gas & Consumable Fuels)	502,460	24,114,885

		133,244,176

Germany 7.7%
Merck KGaA (Pharmaceuticals)	240,816	24,759,567
SAP S.E. (Software)	272,980	24,045,029
Siemens A.G. Registered (Industrial Conglomerates)	150,650	17,108,155

		65,912,751

Hong Kong 5.7%
♦CK Hutchison Holdings, Ltd. (Industrial Conglomerates)	2,962,750	36,654,507
Sands China, Ltd. (Hotels, Restaurants & Leisure)	2,684,609	11,682,673

		48,337,180

India 2.2%
ICICI Bank, Ltd., Sponsored ADR (Banks)	2,287,220	18,961,054

Ireland 1.0%
Ryanair Holdings PLC, Sponsored ADR (Airlines) (a)	110,710	8,313,214

Israel 1.7%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	327,830	14,011,454

Japan 6.6%
♦Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	1,531,750	30,402,762
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	584,940	25,992,375

		56,395,137

	Shares	Value
Mexico 2.6%
Grupo Televisa S.A.B., Sponsored ADR (Media)	907,510	$22,261,220

Netherlands 11.6%
ABN AMRO Group N.V., CVA (Banks) (b)	424,210	9,790,851
Akzo Nobel N.V. (Chemicals)	402,296	26,002,618
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	203,460	21,553,108
Koninklijke DSM N.V. (Chemicals)	384,028	24,695,386
Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	686,062	17,118,107

		99,160,070

Portugal 1.8%
NOS SGPS S.A. (Media)	2,348,000	15,599,137

Republic of Korea 4.8%
♦Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	58,571	41,321,840

Spain 3.3%
Aena S.A. (Transportation Infrastructure) (b)	105,110	15,432,681
Endesa S.A. (Electric Utilities)	594,930	12,646,983

		28,079,664

Sweden 1.8%
Svenska Handelsbanken AB Class A (Banks)	1,123,620	15,326,360

Switzerland 16.3%
♦ABB, Ltd. Registered (Electrical Equipment) (a)	1,370,930	28,262,313
♦Julius Baer Group, Ltd. (Capital Markets) (a)	826,960	33,519,646
♦LafargeHolcim, Ltd. Registered (Construction Materials) (a)	761,515	40,671,080
♦Novartis A.G. Registered (Pharmaceuticals)	518,280	36,872,227

		139,325,266

United Kingdom 7.5%
Meggitt PLC (Aerospace & Defense)	1,139,334	6,070,457
Royal Bank of Scotland Group PLC (Banks) (a)	11,067,040	25,615,608
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	1,161,284	32,330,147

		64,016,212

United States 1.5%
LivaNova PLC (Health Care Equipment & Supplies) (a)	228,890	12,973,485

Total Common Stocks (Cost $789,218,093)		834,546,491

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

42	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 2.0%
Repurchase Agreement 2.0%
United States 2.0%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $16,851,014 (Collateralized by a United State Treasury Note with a rate of 1.00% and a maturity date of 9/30/19, with a Principal Amount of $17,170,000 and a Market Value of $17,191,463) (Capital Markets)	$16,851,000	$16,851,000

Total Short-Term Investment (Cost $16,851,000)		16,851,000

Total Investments (Cost $806,069,093) (c)	99.7%	851,397,491
Other Assets, Less Liabilities	0.3	2,880,662
Net Assets	100.0%	$854,278,153
(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of October 31, 2016, cost was $821,243,864 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$77,229,910
Gross unrealized depreciation	(47,076,283)

Net unrealized appreciation	$30,153,627

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CVA—Company Voluntary Agreement

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$834,546,491	$—	$—	$834,546,491
Short-Term Investment
Repurchase Agreement	—	16,851,000	—	16,851,000

Total Investments in Securities	$834,546,491	$16,851,000	$—	$851,397,491

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments October 31, 2016 (continued)

The table below sets forth the diversification of MainStay ICAP International Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$25,607,741	3.0%
Airlines	8,313,214	1.0
Banks	69,693,873	8.2
Beverages	27,047,238	3.2
Capital Markets	50,370,646	5.9
Chemicals	50,698,004	5.9
Construction Materials	40,671,080	4.8
Diversified Telecommunication Services	25,992,375	3.0
Electric Utilities	12,646,983	1.5
Electrical Equipment	28,262,313	3.3
Food Products	22,045,877	2.6
Health Care Equipment & Supplies	12,973,485	1.5
Hotels, Restaurants & Leisure	24,786,973	2.9
Industrial Conglomerates	53,762,662	6.3
Insurance	30,215,947	3.5
Internet Software & Services	21,092,324	2.5
Media	37,860,357	4.4
Oil, Gas & Consumable Fuels	41,232,992	4.8
Pharmaceuticals	103,037,840	12.1
Real Estate Management & Development	30,402,762	3.6
Semiconductors & Semiconductor Equipment	21,553,108	2.5
Software	24,045,029	2.8
Technology Hardware, Storage & Peripherals	41,321,840	4.8
Transportation Infrastructure	15,432,681	1.8
Wireless Telecommunication Services	32,330,147	3.8

	851,397,491	99.7
Other Assets, Less Liabilities	2,880,662	0.3

Net Assets	$854,278,153	100.0%

†	Percentages indicated are based on Fund net assets.

44	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $806,069,093)	$851,397,491
Receivables:
Investment securities sold	12,249,173
Dividends and interest	4,142,963
Fund shares sold	541,048
Other assets	33,932

Total assets	868,364,607

Liabilities
Foreign currency overdraft	892
Payables:
Investment securities purchased	10,644,119
Fund shares redeemed	2,271,907
Manager (See Note 3)	680,095
Transfer agent (See Note 3)	307,100
Shareholder communication	84,115
Custodian	38,005
NYLIFE Distributors (See Note 3)	31,509
Professional fees	25,221
Trustees	3,360
Accrued expenses	131

Total liabilities	14,086,454

Net assets	$854,278,153

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,067
Additional paid-in capital	1,055,094,473

1,055,122,540
Undistributed net investment income	28,247,776
Accumulated net realized gain (loss) on investments and foreign currency transactions	(274,322,301)
Net unrealized appreciation (depreciation) on investments	45,328,398
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(98,260)

Net assets	$854,278,153

Class A
Net assets applicable to outstanding shares	$36,584,443

Shares of beneficial interest outstanding	1,203,794

Net asset value per share outstanding	$30.39
Maximum sales charge (5.50% of offering price)	1.77

Maximum offering price per share outstanding	$32.16

Investor Class
Net assets applicable to outstanding shares	$7,802,254

Shares of beneficial interest outstanding	256,980

Net asset value per share outstanding	$30.36
Maximum sales charge (5.50% of offering price)	1.77

Maximum offering price per share outstanding	$32.13

Class C
Net assets applicable to outstanding shares	$12,156,022

Shares of beneficial interest outstanding	408,781

Net asset value and offering price per share outstanding	$29.74

Class I
Net assets applicable to outstanding shares	$753,204,921

Shares of beneficial interest outstanding	24,728,486

Net asset value and offering price per share outstanding	$30.46

Class R1
Net assets applicable to outstanding shares	$1,330,124

Shares of beneficial interest outstanding	43,769

Net asset value and offering price per share outstanding	$30.39

Class R2
Net assets applicable to outstanding shares	$34,189,269

Shares of beneficial interest outstanding	1,125,923

Net asset value and offering price per share outstanding	$30.37

Class R3
Net assets applicable to outstanding shares	$9,011,120

Shares of beneficial interest outstanding	299,066

Net asset value and offering price per share outstanding	$30.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$42,245,096
Interest	7,481

Total income	42,252,577

Expenses
Manager (See Note 3)	12,306,638
Transfer agent (See Note 3)	2,171,035
Distribution/Service—Class A (See Note 3)	108,567
Distribution/Service—Investor Class (See Note 3)	20,555
Distribution/Service—Class C (See Note 3)	134,908
Distribution/Service—Class R2 (See Note 3)	97,047
Distribution/Service—Class R3 (See Note 3)	48,316
Custodian	216,371
Shareholder communication	159,554
Professional fees	137,962
Registration	98,398
Shareholder service (See Note 3)	50,097
Trustees	39,999
Interest expense	32,707
Miscellaneous	66,938

Total expenses before waiver/reimbursement	15,689,092
Expense waiver/reimbursement from Manager (See Note 3)	(523,290)
Reimbursement from custodian (b)	(31,106)

Net expenses	15,134,696

Net investment income (loss)	27,117,881

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(213,605,254)
Foreign currency transactions	(721,730)

Net realized gain (loss) on investments and foreign currency transactions	(214,326,984)

Net change in unrealized appreciation (depreciation) on:
Investments	90,657,356
Translation of other assets and liabilities in foreign currencies	99,784

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	90,757,140

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(123,569,844)

Net increase (decrease) in net assets resulting from operations	$(96,451,963)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,767,350.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

46	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$27,117,881	$30,515,057
Net realized gain (loss) on investments and foreign currency transactions	(214,326,984)	69,112,462
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	90,757,140	(181,706,848)

Net increase (decrease) in net assets resulting from operations	(96,451,963)	(82,079,329)

Dividends to shareholders:
From net investment income:
Class A	(681,301)	(2,464,790)
Investor Class	(98,811)	(229,112)
Class C	(49,193)	(284,352)
Class I	(27,406,004)	(58,429,136)
Class R1	(27,096)	(67,920)
Class R2	(504,314)	(1,222,770)
Class R3	(89,062)	(236,891)

Total dividends to shareholders	(28,855,781)	(62,934,971)

Capital share transactions:
Net proceeds from sale of shares	325,920,225	563,755,038
Net asset value of shares issued to shareholders in reinvestment of dividends	28,110,817	61,578,552
Cost of shares redeemed	(1,291,642,629)	(693,497,195)

Increase (decrease) in net assets derived from capital share transactions	(937,611,587)	(68,163,605)

Net increase (decrease) in net assets	(1,062,919,331)	(213,177,905)

Net Assets
Beginning of year	1,917,197,484	2,130,375,389

End of year	$854,278,153	$1,917,197,484

Undistributed net investment income at end of year	$28,247,776	$28,577,088

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$32.22		$34.61	$35.20	$28.49	$27.48

Net investment income (loss) (a)	0.40		0.44	1.25	0.44	0.55
Net realized and unrealized gain (loss) on investments	(1.83)		(1.91)	(1.55)	6.81	0.49
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	(1.44)		(1.49)	(0.31)	7.23	1.02

Less dividends:
From net investment income	(0.39)		(0.90)	(0.28)	(0.52)	(0.01)

Net asset value at end of year	$30.39		$32.22	$34.61	$35.20	$28.49

Total investment return (b)	(4.49%)		(4.29%)	(0.89%)	25.75%	3.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%		1.28%	3.49%	1.40%	2.00%
Net expenses	1.24	% (c)	1.22%	1.21%	1.27%	1.31%
Portfolio turnover rate	46%		78%	56%	47%	74%
Net assets at end of year (in 000’s)	$36,584		$56,710	$95,712	$379,556	$240,403

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$32.19		$34.58	$35.16	$28.45	$27.46

Net investment income (loss) (a)	0.37		0.37	0.95	0.41	0.49
Net realized and unrealized gain (loss) on investments	(1.84)		(1.89)	(1.29)	6.79	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	(1.48)		(1.54)	(0.35)	7.18	0.99

Less dividends:
From net investment income	(0.35)		(0.85)	(0.23)	(0.47)	—

Net asset value at end of year	$30.36		$32.19	$34.58	$35.16	$28.45

Total investment return (b)	(4.63%)		(4.44%)	(1.00%)	25.60%	3.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%		1.10%	2.68%	1.30%	1.78%
Net expenses	1.39	% (c)	1.36%	1.35%	1.39%	1.45%
Portfolio turnover rate	46%		78%	56%	47%	74%
Net assets at end of year (in 000’s)	$7,802		$9,151	$9,326	$9,968	$8,849

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

48	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$31.52		$33.84	$34.44	$27.87	$27.11

Net investment income (loss) (a)	0.14		0.12	0.68	0.17	0.28
Net realized and unrealized gain (loss) on investments	(1.81)		(1.84)	(1.27)	6.67	0.50
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	(1.68)		(1.74)	(0.60)	6.82	0.76

Less dividends:
From net investment income	(0.10)		(0.58)	(0.00)‡	(0.25)	—

Net asset value at end of year	$29.74		$31.52	$33.84	$34.44	$27.87

Total investment return (b)	(5.35%)		(5.14%)	(1.74%)	24.67%	2.80	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47%		0.36%	1.95%	0.54%	1.05%
Net expenses	2.14	% (d)	2.11%	2.10%	2.14%	2.20%
Portfolio turnover rate	46%		78%	56%	47%	74%
Net assets at end of year (in 000’s)	$12,156		$15,995	$16,522	$17,386	$13,832

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$32.30		$34.79	$35.37	$28.63	$27.56

Net investment income (loss) (a)	0.54		0.52	1.02	0.54	0.64
Net realized and unrealized gain (loss) on investments	(1.88)		(1.91)	(1.23)	6.84	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	(1.35)		(1.41)	(0.22)	7.36	1.13

Less dividends:
From net investment income	(0.49)		(1.08)	(0.36)	(0.62)	(0.06)

Net asset value at end of year	$30.46		$32.30	$34.79	$35.37	$28.63

Total investment return (b)	(4.21%)		(4.03%)	(0.61%)	26.16%	4.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%		1.52%	2.85%	1.69%	2.30%
Net expenses	0.95	% (c)	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	0.99	% (c)	0.97%	0.96%	1.02%	1.06%
Portfolio turnover rate	46%		78%	56%	47%	74%
Net assets at end of year (in 000’s)	$753,205		$1,777,369	$1,946,807	$1,374,470	$704,106

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R1	2016		2015	2014	2013	2012
Net asset value at beginning of year	$32.23		$34.71	$35.29	$28.57	$27.52

Net investment income (loss) (a)	0.49		0.48	0.99	0.50	0.64
Net realized and unrealized gain (loss) on investments	(1.86)		(1.89)	(1.23)	6.83	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	(1.38)		(1.43)	(0.25)	7.31	1.10

Less dividends:
From net investment income	(0.46)		(1.05)	(0.33)	(0.59)	(0.05)

Net asset value at end of year	$30.39		$32.23	$34.71	$35.29	$28.57

Total investment return (b)	(4.33%)		(4.11%)	(0.73%)	26.05%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%		1.42%	2.77%	1.55%	2.30%
Net expenses	1.05	% (c)	1.05%	1.05%	1.05%	1.05%
Expenses (before waiver/reimbursement)	1.09	% (c)	1.07%	1.06%	1.12%	1.16%
Portfolio turnover rate	46%		78%	56%	47%	74%
Net assets at end of year (in 000’s)	$1,330		$2,030	$2,270	$1,480	$590

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of year	$32.19		$34.57	$35.14	$28.45	$27.45

Net investment income (loss) (a)	0.40		0.40	0.97	0.42	0.51
Net realized and unrealized gain (loss) on investments	(1.85)		(1.89)	(1.29)	6.78	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	(1.46)		(1.51)	(0.33)	7.18	1.00

Less dividends:
From net investment income	(0.36)		(0.87)	(0.24)	(0.49)	—

Net asset value at end of year	$30.37		$32.19	$34.57	$35.14	$28.45

Total investment return (b)	(4.55%)		(4.36%)	(0.96%)	25.62%	3.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%		1.16%	2.74%	1.32%	1.85%
Net expenses	1.30	% (c)	1.30%	1.30%	1.38%	1.41%
Expenses (before waiver/reimbursement)	1.34	% (c)	1.32%	1.31%	1.38%	1.41%
Portfolio turnover rate	46%		78%	56%	47%	74%
Net assets at end of year (in 000’s)	$34,189		$45,496	$49,209	$51,496	$42,435

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

50	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$31.94		$34.29	$34.87	$28.24	$27.31

Net investment income (loss) (a)	0.31		0.31	0.88	0.34	0.44
Net realized and unrealized gain (loss) on investments	(1.84)		(1.87)	(1.29)	6.73	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.02)	(0.02)

Total from investment operations	(1.54)		(1.58)	(0.42)	7.05	0.93

Less dividends:
From net investment income	(0.27)		(0.77)	(0.16)	(0.42)	—

Net asset value at end of year	$30.13		$31.94	$34.29	$34.87	$28.24

Total investment return (b)	(4.84%)		(4.60%)	(1.24%)	25.30%	3.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%		0.92%	2.49%	1.08%	1.60%
Net expenses	1.59	% (c)	1.57%	1.56%	1.62%	1.66%
Portfolio turnover rate	46%		78%	56%	47%	74%
Net assets at end of year (in 000’s)	$9,011		$10,445	$10,529	$11,978	$11,023

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). These financial statements and notes relate to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund (collectively referred to as the “ICAP Funds” and each individually referred to as a “ICAP Fund”). Each is a diversified fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
December 31, 1994	MainStay ICAP Equity Fund
December 31, 1997	MainStay ICAP Select Equity Fund MainStay ICAP International Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Select Equity Fund offers nine classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation). Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009. Class R6 shares commenced operations on June 17, 2013.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I,

Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates, than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each ICAP Fund is to seek total return.

Note 2–Significant Accounting Policies

The ICAP Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each ICAP Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for each ICAP Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to each ICAP Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the ICAP Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day

52	MainStay ICAP Funds

prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an ICAP Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each ICAP Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of each ICAP Fund’s assets and liabilities is included at the end of each ICAP Fund’s Portfolio of Investments.

The ICAP Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the ICAP Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the ICAP Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the ICAP Funds’ valuation procedures are designed to value a security at the price the ICAP Funds may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination there under would, in fact, approximate the amount that the ICAP Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the ICAP Funds that were fair valued in such a manner.

Certain securities held by the ICAP Funds may principally trade in foreign markets. Events may occur between the time the foreign markets

53

Notes to Financial Statements (continued)

close and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2016, no foreign equity securities held by the ICAP Funds were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each ICAP Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The ICAP Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The ICAP Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest.

The MainStay ICAP International Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The MainStay ICAP International Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. The MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund intends to declare and pay distributions from net realized capital gains, if any, at least annually. The MainStay ICAP International Fund intends to declare and pay dividends from net investment income and distributions from net realized capital

54	MainStay ICAP Funds

and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ICAP Funds, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the ICAP Fund to the seller secured by the securities transferred to the respective ICAP Fund.

When the ICAP Funds enter into repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I)  Foreign Currency Transactions.  The ICAP Funds’ books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the lending agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds bear the risk of any loss on investment of the collateral. The ICAP Funds will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The ICAP Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds. During the year ended October 31, 2016, the ICAP Funds did not have any portfolio securities on loan.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the

55

Notes to Financial Statements (continued)

underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants if such warrants are not exercised by the date of its expiration. The ICAP Funds are exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the ICAP Funds did not hold any rights or warrants.

(L)  Risk.  The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by an ICAP Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. The ICAP Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the ICAP Funds. Institutional Capital LLC (“ICAP” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, each ICAP Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion.

During the year ended October 31, 2016, the effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80
MainStay ICAP International Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 1.18%; and Class I, 0.90%. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class R1, 1.00%; and Class R2, 1.25%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

56	MainStay ICAP Funds

MainStay ICAP International Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2016, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees Earned	Fees Waived/ Reimbursed
MainStay ICAP Equity Fund	$6,990,017	$72
MainStay ICAP Select Equity Fund	19,727,788	2,108,390
MainStay ICAP International Fund	12,306,638	523,290

State Street provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2016, shareholder service fees incurred by each ICAP Fund were as follows:

MainStay ICAP Equity Fund
Class R1	$5,931
Class R2	7,458
Class R3	2,707

MainStay ICAP Select Equity Fund
Class R1	$40,061
Class R2	16,530
Class R3	7,565

MainStay ICAP International Fund
Class R1	$1,615
Class R2	38,819
Class R3	9,663

(C)  Sales Charges.  During the year ended October 31, 2016, the ICAP Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay ICAP Equity Fund
Class A	$5,830
Investor Class	6,449

MainStay ICAP Select Equity Fund
Class A	$15,913
Investor Class	21,285

MainStay ICAP International Fund
Class A	$2,702
Investor Class	3,098

57

Notes to Financial Statements (continued)

During the year ended October 31, 2016, the ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay ICAP Equity Fund
Class A	$4
Investor Class	19
Class C	357

MainStay ICAP Select Equity Fund
Class A	$3,031
Investor Class	5
Class B	44,223
Class C	4,375

MainStay ICAP International Fund
Class A	$946
Class C	2,797

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of

New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the ICAP Funds were as follows:

MainStay ICAP Equity Fund
Class A	$23,818
Investor Class	38,229
Class C	31,349
Class I	449,402
Class R1	3,343
Class R2	4,373
Class R3	1,527

MainStay ICAP Select Equity Fund
Class A	$631,114
Investor Class	509,865
Class B	102,602
Class C	213,194
Class I	3,011,213
Class R1	69,170
Class R2	28,034
Class R3	13,622
MainStay ICAP International Fund
Class A	$60,382
Investor Class	23,804
Class C	39,074
Class I	1,978,050
Class R1	2,245
Class R2	54,025
Class R3	13,455

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the ICAP Funds with values and percentages of net assets as follows:

MainStay ICAP Equity Fund
Class I	$73,785,194	9.3%

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay ICAP Equity Fund	$9,770,443	$28,367,985	$—	$14,114,404	$52,252,832
MainStay ICAP Select Equity Fund	3,390,915	(18,465,782)	—	(238,785)	(15,313,652)
MainStay ICAP International Fund	28,343,416	(259,147,530)	(90,772)	30,050,499	(200,844,387)

58	MainStay ICAP Funds

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, tax adjustments for corporate actions, return of capital distributions received, and mark to market of forward contracts. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay ICAP Equity Fund	$(1,163,567)	$(6,935,802)	$8,099,369
MainStay ICAP Select Equity Fund	(2,828,982)	17,262,359	(14,433,377)
MainStay ICAP International Fund	1,408,588	(1,408,588)	—

The reclassifications for the ICAP Funds are primarily due to foreign currency gain (loss), return of capital distributions, capital gain distributions from Real Estate Investment Trusts (“REITs”), Passive Foreign Investment companies (“PFICs”), distributions in connection with redemption of fund shares, and expiring capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay ICAP Select Equity Fund

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $18,465,782 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$468	$—
Unlimited	17,998	—
Total	$18,466	$—

The MainStay ICAP Select Equity Fund had $14,433,377 of capital loss carryforwards that expired during the year ended October 31, 2016.

MainStay ICAP International Fund

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $259,147,530 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$41,596	$—
Unlimited	78,417	139,135
Total	$120,013	$139,135

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016			2015
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$43,940,508	$131,012,528	$174,953,036	$21,071,149	$90,307,364	$111,378,513
MainStay ICAP Select Equity Fund	181,719,281	473,263,036	654,982,317	112,597,638	550,872,329	663,469,967
MainStay ICAP International Fund	28,855,781	—	28,855,781	62,934,971	—	62,934,971

Note 5–Custodian

State Street is the custodian of cash and securities held by the ICAP Funds. Custodial fees are charged to each ICAP Fund based on the ICAP Fund’s net assets and/or the market value of securities held by each ICAP Fund and the number of certain cash transactions incurred by each ICAP Fund.

Note 6–Line of Credit

The ICAP Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

59

Notes to Financial Statements (continued)

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the ICAP Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the ICAP Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, the ICAP Funds utilized the line of credit. MainStay ICAP Equity Fund utilized the line of credit for 4 days, maintained an average daily balance of $22,000,000 at a weighted average interest rate of 1.38% and incurred interest expense in the amount of $3,384. MainStay ICAP Select Equity Fund utilized the line of credit for 11 days, maintained an average daily balance of $30,527,273 at a weighted average interest rate of 1.34% and incurred interest expense in the amount of $80,805. MainStay ICAP International Fund utilized the line of credit for 11 days, maintained an average daily balance of $30,254,545 at a weighted average interest rate of 1.38% and incurred interest expense in the amount of $32,707. As of October 31, 2016, there were no borrowings outstanding with respect to the ICAP Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the ICAP Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the ICAP Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the ICAP Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were as follows:

	Other
	Purchases	Sales
MainStay ICAP Equity Fund	$647,082	$967,959
MainStay ICAP Select Equity Fund	2,013,073	4,025,186
MainStay ICAP International Fund	684,380	1,580,902

Note 9–Capital Share Transactions

MainStay ICAP Equity Fund

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	191,313	$8,000,927
Shares issued to shareholders in reinvestment of dividends and distributions	186,085	7,972,088
Shares redeemed	(395,208)	(16,481,312)

Net increase (decrease) in shares outstanding before conversion	(17,810)	(508,297)
Shares converted into Class A (See Note 1)	18,141	758,149
Shares converted from Class A (See Note 1)	(4,139)	(172,034)

Net increase (decrease)	(3,808)	$77,818

Year ended October 31, 2015:
Shares sold	154,864	$8,032,637
Shares issued to shareholders in reinvestment of dividends and distributions	92,624	4,562,543
Shares redeemed	(236,136)	(12,126,498)

Net increase (decrease) in shares outstanding before conversion	11,352	468,682
Shares converted into Class A (See Note 1)	16,605	883,666
Shares converted from Class A (See Note 1)	(19,112)	(918,541)

Net increase (decrease)	8,845	$433,807

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	34,155	$1,414,389
Shares issued to shareholders in reinvestment of dividends and distributions	55,913	2,392,102
Shares redeemed	(45,393)	(1,908,646)

Net increase (decrease) in shares outstanding before conversion	44,675	1,897,845
Shares converted into Investor Class (See Note 1)	4,140	172,034
Shares converted from Investor Class (See Note 1)	(18,179)	(758,149)

Net increase (decrease)	30,636	$1,311,730

Year ended October 31, 2015:
Shares sold	36,748	$1,903,612
Shares issued to shareholders in reinvestment of dividends and distributions	27,608	1,357,850
Shares redeemed	(52,986)	(2,686,727)

Net increase (decrease) in shares outstanding before conversion	11,370	574,735
Shares converted into Investor Class (See Note 1)	19,152	918,541
Shares converted from Investor Class (See Note 1)	(16,638)	(883,666)

Net increase (decrease)	13,884	$609,610

60	MainStay ICAP Funds

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	37,884	$1,554,002
Shares issued to shareholders in reinvestment of dividends and distributions	37,534	1,583,749
Shares redeemed	(101,444)	(4,157,951)

Net increase (decrease)	(26,026)	$(1,020,200)

Year ended October 31, 2015:
Shares sold	73,779	$3,807,591
Shares issued to shareholders in reinvestment of dividends and distributions	20,249	983,489
Shares redeemed	(95,418)	(4,865,632)

Net increase (decrease)	(1,390)	$(74,552)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,499,627	$105,196,603
Shares issued to shareholders in reinvestment of dividends and distributions	3,562,497	152,861,115
Shares redeemed	(9,733,458)	(409,833,823)

Net increase (decrease)	(3,671,334)	$(151,776,105)

Year ended October 31, 2015 (a):
Shares sold	2,635,902	$135,414,573
Shares issued to shareholders in reinvestment of dividends and distributions	2,001,329	98,755,547
Shares redeemed	(6,974,546)	(364,116,594)

Net increase (decrease)	(2,337,315)	$(129,946,474)

(a) Includes the redemption of 947,509 shares through an in-kind transfer of securities in the amount of $19,718,366. (See Note 10)

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	13,788	$566,324
Shares issued to shareholders in reinvestment of dividends and distributions	25,813	1,108,503
Shares redeemed	(63,380)	(2,962,709)

Net increase (decrease)	(23,779)	$(1,287,882)

Year ended October 31, 2015:
Shares sold	33,408	$1,725,589
Shares issued to shareholders in reinvestment of dividends and distributions	18,051	891,496
Shares redeemed	(84,800)	(4,464,258)

Net increase (decrease)	(33,341)	$(1,847,173)

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	42,190	$1,755,085
Shares issued to shareholders in reinvestment of dividends and distributions	49,952	2,142,461
Shares redeemed	(286,054)	(11,758,800)

Net increase (decrease)	(193,912)	$(7,861,254)

Year ended October 31, 2015:
Shares sold	71,650	$3,681,906
Shares issued to shareholders in reinvestment of dividends and distributions	27,974	1,377,793
Shares redeemed	(127,186)	(6,543,365)

Net increase (decrease)	(27,562)	$(1,483,666)

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	10,083	$419,386
Shares issued to shareholders in reinvestment of dividends and distributions	11,620	497,005
Shares redeemed	(18,447)	(772,595)

Net increase (decrease)	3,256	$143,796

Year ended October 31, 2015:
Shares sold	18,611	$942,232
Shares issued to shareholders in reinvestment of dividends and distributions	6,133	301,384
Shares redeemed	(28,239)	(1,473,855)

Net increase (decrease)	(3,495)	$(230,239)

61

Notes to Financial Statements (continued)

MainStay ICAP Select Equity Fund
Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	941,374	$33,454,678
Shares issued to shareholders in reinvestment of dividends and distributions	2,393,101	87,972,192
Shares redeemed	(5,694,439)	(196,341,783)

Net increase (decrease) in shares outstanding before conversion	(2,359,964)	(74,914,913)
Shares converted into Class A (See Note 1)	232,971	8,184,514
Shares converted from Class A (See Note 1)	(79,359)	(2,752,076)

Net increase (decrease)	(2,206,352)	$(69,482,475)

Year ended October 31, 2015:
Shares sold	2,058,910	$96,109,479
Shares issued to shareholders in reinvestment of dividends and distributions	2,161,330	95,288,730
Shares redeemed	(9,066,550)	(424,424,788)

Net increase (decrease) in shares outstanding before conversion	(4,846,310)	(233,026,579)
Shares converted into Class A (See Note 1)	256,581	12,059,521
Shares converted from Class A (See Note 1)	(198,517)	(8,382,160)

Net increase (decrease)	(4,788,246)	$(229,349,218)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	122,926	$4,357,258
Shares issued to shareholders in reinvestment of dividends and distributions	896,526	32,954,042
Shares redeemed	(524,771)	(18,627,372)

Net increase (decrease) in shares outstanding before conversion	494,681	18,683,928
Shares converted into Investor Class (See Note 1)	195,185	6,823,961
Shares converted from Investor Class (See Note 1)	(201,701)	(7,088,368)

Net increase (decrease)	488,165	$18,419,521

Year ended October 31, 2015:
Shares sold	146,253	$6,766,653
Shares issued to shareholders in reinvestment of dividends and distributions	588,282	25,937,482
Shares redeemed	(497,394)	(23,047,422)

Net increase (decrease) in shares outstanding before conversion	237,141	9,656,713
Shares converted into Investor Class (See Note 1)	299,967	13,149,744
Shares converted from Investor Class (See Note 1)	(228,691)	(10,775,649)

Net increase (decrease)	308,417	$12,030,808

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	94,391	$3,303,257
Shares issued to shareholders in reinvestment of dividends and distributions	190,283	6,914,012
Shares redeemed	(164,053)	(5,728,905)

Net increase (decrease) in shares outstanding before conversion	120,621	4,488,364
Shares converted from Class B (See Note 1)	(148,817)	(5,148,968)

Net increase (decrease)	(28,196)	$(660,604)

Year ended October 31, 2015:
Shares sold	89,490	$4,098,631
Shares issued to shareholders in reinvestment of dividends and distributions	136,762	5,973,751
Shares redeemed	(141,797)	(6,493,092)

Net increase (decrease) in shares outstanding before conversion	84,455	3,579,290
Shares converted from Class B (See Note 1)	(130,680)	(6,051,456)

Net increase (decrease)	(46,225)	$(2,472,166)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	186,958	$6,708,326
Shares issued to shareholders in reinvestment of dividends and distributions	313,037	11,372,495
Shares redeemed	(999,948)	(34,864,029)

Net increase (decrease) in shares outstanding before conversion	(499,953)	(16,783,208)
Shares converted from Class C (See Note 1)	(119)	(4,025)

Net increase (decrease)	(500,072)	$(16,787,233)

Year ended October 31, 2015:
Shares sold	211,231	$9,570,901
Shares issued to shareholders in reinvestment of dividends and distributions	231,124	10,093,192
Shares redeemed	(521,582)	(23,894,771)

Net increase (decrease)	(79,227)	$(4,230,678)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	7,419,404	$266,491,680
Shares issued to shareholders in reinvestment of dividends and distributions	12,965,305	477,325,726
Shares redeemed	(58,002,760)	(2,091,112,195)

Net increase (decrease) in shares outstanding before conversion	(37,618,051)	(1,347,294,789)
Shares converted into Class I (See Note 1)	28	1,030

Net increase (decrease)	(37,618,023)	$(1,347,293,759)

Year ended October 31, 2015:
Shares sold	10,715,728	$495,638,308
Shares issued to shareholders in reinvestment of dividends and distributions	10,545,380	465,695,479
Shares redeemed	(23,733,792)	(1,108,352,923)

Net increase (decrease)	(2,472,684)	$(147,019,136)

62	MainStay ICAP Funds

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	146,555	$5,243,679
Shares issued to shareholders in reinvestment of dividends and distributions	249,337	9,184,998
Shares redeemed	(1,141,803)	(40,775,952)

Net increase (decrease) in shares outstanding before conversion	(745,911)	(26,347,275)
Shares converted from Class R1 (See Note 1)	(154)	(5,423)

Net increase (decrease)	(746,065)	$(26,352,698)

Year ended October 31, 2015:
Shares sold	185,625	$8,631,495
Shares issued to shareholders in reinvestment of dividends and distributions	163,523	7,225,827
Shares redeemed	(286,567)	(13,679,374)

Net increase (decrease)	62,581	$2,177,948

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	47,748	$1,674,111
Shares issued to shareholders in reinvestment of dividends and distributions	85,845	3,155,113
Shares redeemed	(109,141)	(3,841,857)

Net increase (decrease) in shares outstanding before conversion	24,452	987,367
Shares converted from Class R2 (See Note 1)	(241)	(10,645)

Net increase (decrease)	24,211	$976,722

Year ended October 31, 2015:
Shares sold	37,334	$1,724,286
Shares issued to shareholders in reinvestment of dividends and distributions	76,562	3,376,198
Shares redeemed	(243,678)	(11,165,357)

Net increase (decrease)	(129,782)	$(6,064,873)

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	36,120	$1,349,253
Shares issued to shareholders in reinvestment of dividends and distributions	64,544	2,371,852
Shares redeemed	(296,030)	(10,392,740)

Net increase (decrease)	(195,366)	$(6,671,635)

Year ended October 31, 2015:
Shares sold	61,928	$2,871,461
Shares issued to shareholders in reinvestment of dividends and distributions	36,212	1,594,225
Shares redeemed	(63,581)	(2,997,153)

Net increase (decrease)	34,559	$1,468,533

Class R6	Shares	Amount
Year ended October 31, 2016:
Shares sold	160,630	$5,650,705
Shares issued to shareholders in reinvestment of dividends and distributions	161,365	5,934,006
Shares redeemed	(805,487)	(32,682,557)

Net increase (decrease)	(483,492)	$(21,097,846)

Year ended October 31, 2015:
Shares sold	1,144,114	$53,045,032
Shares issued to shareholders in reinvestment of dividends and distributions	321,294	14,189,000
Shares redeemed	(2,191,841)	(93,358,979)

Net increase (decrease)	(726,433)	$(26,124,947)

MainStay ICAP International Fund
Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	183,594	$5,475,602
Shares issued to shareholders in reinvestment of dividends and distributions	20,195	631,097
Shares redeemed	(776,280)	(23,015,254)

Net increase (decrease) in shares outstanding before conversion	(572,491)	(16,908,555)
Shares converted into Class A (See Note 1)	22,177	671,407
Shares converted from Class A (See Note 1)	(5,880)	(178,012)

Net increase (decrease)	(556,194)	$(16,415,160)

Year ended October 31, 2015:
Shares sold	537,642	$18,341,233
Shares issued to shareholders in reinvestment of dividends and distributions	71,373	2,294,653
Shares redeemed	(1,596,651)	(55,859,150)

Net increase (decrease) in shares outstanding before conversion	(987,636)	(35,223,264)
Shares converted into Class A (See Note 1)	13,568	480,722
Shares converted from Class A (See Note 1)	(31,283)	(957,998)

Net increase (decrease)	(1,005,351)	$(35,700,540)

63

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	22,299	$663,165
Shares issued to shareholders in reinvestment of dividends and distributions	3,149	98,432
Shares redeemed	(36,538)	(1,098,515)

Net increase (decrease) in shares outstanding before conversion	(11,090)	(336,918)
Shares converted into Investor Class (See Note 1)	5,863	177,405
Shares converted from Investor Class (See Note 1)	(22,045)	(667,118)

Net increase (decrease)	(27,272)	$(826,631)

Year ended October 31, 2015:
Shares sold	32,072	$1,093,611
Shares issued to shareholders in reinvestment of dividends and distributions	7,096	228,273
Shares redeemed	(42,377)	(1,434,626)

Net increase (decrease) in shares outstanding before conversion	(3,209)	(112,742)
Shares converted into Investor Class (See Note 1)	31,303	957,998
Shares converted from Investor Class (See Note 1)	(13,572)	(480,722)

Net increase (decrease)	14,522	$364,534

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	19,857	$578,243
Shares issued to shareholders in reinvestment of dividends and distributions	1,458	44,933
Shares redeemed	(119,988)	(3,524,824)

Net increase (decrease)	(98,673)	$(2,901,648)

Year ended October 31, 2015:
Shares sold	76,722	$2,603,149
Shares issued to shareholders in reinvestment of dividends and distributions	8,222	260,638
Shares redeemed	(65,772)	(2,170,123)

Net increase (decrease)	19,172	$693,664

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	10,248,597	$306,127,743
Shares issued to shareholders in reinvestment of dividends and distributions	859,186	26,832,416
Shares redeemed	(41,402,553)	(1,240,316,921)

Net increase (decrease) in shares outstanding before conversion	(30,294,770)	(907,356,762)
Shares converted into Class I (See Note 1)	20	607

Net increase (decrease)	(30,294,750)	$(907,356,155)

Year ended October 31, 2015:
Shares sold	15,336,630	$521,366,559
Shares issued to shareholders in reinvestment of dividends and distributions	1,786,894	57,466,501
Shares redeemed	(18,054,554)	(612,572,189)

Net increase (decrease)	(931,030)	$(33,739,129)

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	9,523	$291,926
Shares issued to shareholders in reinvestment of dividends and distributions	840	26,203
Shares redeemed	(29,459)	(891,407)

Net increase (decrease) in shares outstanding before conversion	(19,096)	(573,278)
Shares converted from Class R1 (See Note 1)	(140)	(4,289)

Net increase (decrease)	(19,236)	$(577,567)

Year ended October 31, 2015:
Shares sold	10,955	$384,798
Shares issued to shareholders in reinvestment of dividends and distributions	1,884	60,494
Shares redeemed	(15,231)	(498,858)

Net increase (decrease)	(2,392)	$(53,566)

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	332,124	$9,891,318
Shares issued to shareholders in reinvestment of dividends and distributions	12,957	404,767
Shares redeemed	(632,676)	(18,968,306)

Net increase (decrease)	(287,595)	$(8,672,221)

Year ended October 31, 2015:
Shares sold	444,455	$15,117,660
Shares issued to shareholders in reinvestment of dividends and distributions	33,230	1,068,009
Shares redeemed	(487,752)	(16,539,804)

Net increase (decrease)	(10,067)	$(354,135)

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	97,629	$2,892,228
Shares issued to shareholders in reinvestment of dividends and distributions	2,349	72,969
Shares redeemed	(127,948)	(3,827,402)

Net increase (decrease)	(27,970)	$(862,205)

Year ended October 31, 2015:
Shares sold	143,746	$4,848,028
Shares issued to shareholders in reinvestment of dividends and distributions	6,255	199,984
Shares redeemed	(129,987)	(4,422,445)

Net increase (decrease)	20,014	$625,567

64	MainStay ICAP Funds

Note 10–In-Kind Transfer of Securities

During the year ended October 31, 2015, the MainStay ICAP Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
11/21/14	947,509	$19,718,366	$536,159

Note 11–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

65

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP International Fund (each a “Fund” and collectively, the “Funds”), three of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP International Fund of MainStay Funds Trust as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

66	MainStay ICAP Funds

Federal Income Tax Information

(Unaudited)

The ICAP Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the ICAP Funds during such fiscal years. Accordingly, the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund paid long term capital gain distributions of $137,444,913 and $473,263,036, respectively.

For the fiscal year ended October 31, 2016, the ICAP Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates:

MainStay ICAP Equity Fund	$20,864,738
MainStay ICAP Select Equity Fund	81,335,688
MainStay ICAP International Fund	28,855,781

The dividends paid by the following ICAP Funds during the fiscal year ended October 31, 2016 should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction:

DRD%
MainStay ICAP Equity Fund	40.5%
MainStay ICAP Select Equity Fund	42.5

In accordance with federal tax law, the MainStay ICAP International Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2016:

•	the total amount of taxes paid to foreign countries was $3,953,107.

•	the total amount of income sourced from foreign countries was $46,012,446.

In February 2017, shareholders will receive IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the ICAP Funds’ fiscal year end October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

67

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

68	MainStay ICAP Funds

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

69

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

70	MainStay ICAP Funds

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

71

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716158 MS316-16	MSIC11-12/16 (NYLIM) NL238

MainStay Epoch U.S. All Cap Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.24% –0.79	10.06% 11.31	4.94 5.54%	1.13 1.13%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.51 –1.07	9.64 10.89	4.59 5.18	1.45 1.45
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–6.06 –1.78	9.80 10.07	4.39 4.39	2.20 2.20
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.72 –1.86	10.05 10.05	4.38 4.38	2.20 2.20
Class I Shares	No Sales Charge		–0.51	11.59	5.86	0.88

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[4]	4.24%	13.35%	6.76%
Average Lipper Multi-Cap Core Fund[5]	1.54	11.54	5.63

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,043.60	$5.91	$1,019.40	$5.84

Investor Class Shares	$1,000.00	$1,042.00	$7.60	$1,017.70	$7.51

Class B Shares	$1,000.00	$1,038.10	$11.42	$1,013.90	$11.29

Class C Shares	$1,000.00	$1,037.50	$11.37	$1,014.00	$11.24

Class I Shares	$1,000.00	$1,045.00	$4.63	$1,020.60	$4.57

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.15% for Class A, 1.48% for Investor Class, 2.23% for Class B and Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

Insurance	7.1%
Technology Hardware, Storage & Peripherals	6.8
Software	6.6
IT Services	6.1
Aerospace & Defense	5.9
Health Care Providers & Services	5.7
Capital Markets	5.2
Specialty Retail	4.7
Banks	4.0
Media	3.9
Oil, Gas & Consumable Fuels	3.3
Health Care Equipment & Supplies	3.1
Chemicals	2.9
Internet Software & Services	2.9
Industrial Conglomerates	2.5
Beverages	2.4
Semiconductors & Semiconductor Equipment	2.4
Household Products	2.3

Pharmaceuticals	2.1%
Communications Equipment	2.0
Machinery	2.0
Biotechnology	1.9
Construction Materials	1.4
Electrical Equipment	1.4
Food Products	1.3
Multi-Utilities	1.3
Auto Components	1.2
Distributors	1.2
Electronic Equipment, Instruments & Components	1.1
Electric Utilities	1.0
Construction & Engineering	0.9
Short-Term Investment	2.1
Other Assets, Less Liabilities	1.3

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	UnitedHealth Group, Inc.

4.	Alphabet, Inc. Class C

5.	Visa, Inc. Class A
6.	Boeing Co. (The)

7.	American International Group, Inc.

8.	Seagate Technology PLC

9.	General Electric Co.

10.	Oracle Corp.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned –0.79% for Class A shares, –1.07% for Investor Class shares, –1.78% for Class B shares and –1.86% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned –0.51%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.24% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 1.54% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Although security selection was positive in the consumer discretionary and telecommunication services sectors, security selection in other sectors more than offset this advantage. Among the positions that detracted from the Fund’s performance relative to the Russell 3000® Index were certain holdings in the financials, health care and industrials sectors.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

Eight of eleven sectors posted a positive return for the reporting period. Against this backdrop, the Fund’s overweight position relative to the Russell 3000® Index in the information technology sector contributed positively to the Fund’s relative performance, as the sector rose 20.9% during the reporting period, far better than the benchmark as a whole. (Contributions take weightings and total returns into account.) This factor was partially offset by an underweight position in utilities, as the sector rose 17.5% in the benchmark during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the top contributors to the Fund’s absolute performance was Applied Materials, which reported that foundry orders from key customers—such as Taiwan Semiconductor and Samsung—had improved. Also in the information technology sector, shares of F5 Networks advanced during the reporting period as the company posted strong results, helped in part by its extensive new product cycle. In the health care sector,

UnitedHealth Group’s results continued to be supported by increasing volume from demographic trends and the passage of the Affordable Care Act.

Among the weakest contributors to the Fund’s absolute performance were pharmaceutical company Allergan and health care services provider McKesson. Allergan’s shares came under pressure after the announced acquisition by Pfizer was halted. Shares of McKesson declined after the company reported that it anticipated continued pressure on results into the second quarter of 2017 from slowing generic price inflation and the partial loss of the company’s Target and Omnicare contracts.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Among these were Procter & Gamble, Comcast, and F5 Networks. Among several positions that the Fund sold during the reporting period were Gilead Sciences, Citigroup and CVS Health.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s exposure to the information technology, consumer staples, utilities, consumer discretionary, health care and materials sectors. Reductions were made in the financials, industrials and energy sectors. These moves were the result of stock-specific decisions and not top-down predictions for individual sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund’s most substantially overweight positions relative to the Russell 3000® Index were in the information technology, industrials and financials sectors. As of the same date, the Fund held underweight positions relative to the Index in the real estate, energy and consumer staples sectors.

1.	See footnote on page 6 for more information on the Russell 3000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2016

	Shares	Value

Common Stocks 96.6%†
Aerospace & Defense 5.9%
♦Boeing Co. (The)	137,378	$19,566,749
Hexcel Corp.	225,129	10,241,118
Rockwell Collins, Inc.	140,090	11,812,389

		41,620,256

Auto Components 1.2%
Visteon Corp.	121,706	8,593,661

Banks 4.0%
BB&T Corp.	190,662	7,473,950
Citizens Financial Group, Inc.	348,493	9,179,306
U.S. Bancorp	254,159	11,376,157

		28,029,413

Beverages 2.4%
PepsiCo., Inc.	161,539	17,316,981

Biotechnology 1.9%
AbbVie, Inc.	243,463	13,580,366

Capital Markets 5.2%
Ameriprise Financial, Inc.	113,218	10,007,339
BlackRock, Inc.	33,704	11,501,153
CME Group, Inc.	153,050	15,320,305

		36,828,797

Chemicals 2.9%
E.I. du Pont de Nemours & Co.	166,461	11,450,852
Ecolab, Inc.	77,856	8,888,820

		20,339,672

Communications Equipment 2.0%
F5 Networks, Inc. (a)	104,578	14,453,725

Construction & Engineering 0.9%
Jacobs Engineering Group, Inc. (a)	128,286	6,616,992

Construction Materials 1.4%
Martin Marietta Materials, Inc.	53,242	9,870,002

Distributors 1.2%
Genuine Parts Co.	93,678	8,486,290

Electric Utilities 1.0%
PPL Corp.	209,457	7,192,753

Electrical Equipment 1.4%
AMETEK, Inc.	232,563	10,256,028

	Shares	Value

Electronic Equipment, Instruments & Components 1.1%
Universal Display Corp. (a)	148,127	$7,658,166

Food Products 1.3%
J.M. Smucker Co. (The)	71,477	9,385,645

Health Care Equipment & Supplies 3.1%
Danaher Corp.	143,297	11,255,979
DENTSPLY SIRONA, Inc.	188,651	10,860,638

		22,116,617

Health Care Providers & Services 5.7%
Air Methods Corp. (a)	184,544	4,881,189
McKesson Corp.	105,759	13,449,372
♦UnitedHealth Group, Inc.	158,274	22,368,864

		40,699,425

Household Products 2.3%
Procter & Gamble Co. (The)	189,767	16,471,776

Industrial Conglomerates 2.5%
♦General Electric Co.	601,751	17,510,954

Insurance 7.1%
♦American International Group, Inc.	309,565	19,100,160
Chubb, Ltd.	87,228	11,077,956
FNF Group	281,487	10,108,198
Marsh & McLennan Cos., Inc.	154,104	9,768,653

		50,054,967

Internet Software & Services 2.9%
♦Alphabet, Inc. Class C (a)	26,571	20,846,012

IT Services 6.1%
Fidelity National Information Services, Inc.	194,841	14,402,647
First Data Corp. Class A (a)	622,345	8,706,607
♦Visa, Inc. Class A	244,367	20,162,721

		43,271,975

Machinery 2.0%
Ingersoll-Rand PLC	209,307	14,084,268

Media 3.9%
Comcast Corp. Class A	251,120	15,524,239
Time Warner, Inc.	135,398	12,049,068

		27,573,307

Multi-Utilities 1.3%
Vectren Corp.	188,261	9,471,411

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels 3.3%
Anadarko Petroleum Corp.	164,854	$9,798,922
Occidental Petroleum Corp.	184,544	13,455,103

		23,254,025

Pharmaceuticals 2.1%
Allergan PLC (a)	71,879	15,018,398

Semiconductors & Semiconductor Equipment 2.4%
Applied Materials, Inc.	472,761	13,747,890
Cypress Semiconductor Corp.	315,492	3,145,455

		16,893,345

Software 6.6%
♦Microsoft Corp.	493,155	29,549,848
♦Oracle Corp.	453,624	17,428,234

		46,978,082

Specialty Retail 4.7%
Advance Auto Parts, Inc.	79,363	11,117,169
Home Depot, Inc. (The)	90,413	11,031,290
TJX Cos., Inc. (The)	153,200	11,298,500

		33,446,959

Technology Hardware, Storage & Peripherals 6.8%
♦Apple, Inc.	269,130	30,557,020
♦Seagate Technology PLC	511,991	17,566,411

		48,123,431

Total Common Stocks (Cost $594,747,640)		686,043,699

	Principal Amount	Value

Short-Term Investment 2.1%
Repurchase Agreement 2.1%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $14,518,869 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 9/15/18, with a Principal Amount of $14,755,000 and a Market Value of $14,810,331)	$14,518,857	$14,518,857

Total Short-Term Investment (Cost $14,518,857)		14,518,857

Total Investments (Cost $609,266,497) (b)	98.7%	700,562,556
Other Assets, Less Liabilities	1.3	9,516,034
Net Assets	100.0%	$710,078,590

(a)	Non-income producing security.

(b)	As of October 31, 2016, cost was $609,902,437 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$117,491,560
Gross unrealized depreciation	(26,831,441)

Net unrealized appreciation	$90,660,119

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$686,043,699	$—	$—	$686,043,699
Short-Term Investment
Repurchase Agreement	—	14,518,857	—	14,518,857

Total Investments in Securities	$686,043,699	$14,518,857	$—	$700,562,556

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $609,266,497)	$700,562,556
Receivables:
Investment securities sold	10,048,075
Dividends and interest	388,009
Fund shares sold	71,660
Other assets	19,436

Total assets	711,089,736

Liabilities
Payables:
Manager (See Note 3)	513,954
Fund shares redeemed	405,199
Transfer agent (See Note 3)	34,478
Professional fees	17,478
NYLIFE Distributors (See Note 3)	13,462
Shareholder communication	11,339
Custodian	5,341
Trustees	2,088
Accrued expenses	7,807

Total liabilities	1,011,146

Net assets	$710,078,590

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,990
Additional paid-in capital	590,518,634

590,546,624
Undistributed net investment income	11,574,433
Accumulated net realized gain (loss) on investments	16,661,474
Net unrealized appreciation (depreciation) on investments	91,296,059

Net assets	$710,078,590

Class A
Net assets applicable to outstanding shares	$21,247,773

Shares of beneficial interest outstanding	914,977

Net asset value per share outstanding	$23.22
Maximum sales charge (5.50% of offering price)	1.35

Maximum offering price per share outstanding	$24.57

Investor Class
Net assets applicable to outstanding shares	$11,845,473

Shares of beneficial interest outstanding	519,195

Net asset value per share outstanding	$22.82
Maximum sales charge (5.50% of offering price)	1.33

Maximum offering price per share outstanding	$24.15

Class B
Net assets applicable to outstanding shares	$3,706,694

Shares of beneficial interest outstanding	183,702

Net asset value and offering price per share outstanding	$20.18

Class C
Net assets applicable to outstanding shares	$3,661,378

Shares of beneficial interest outstanding	181,319

Net asset value and offering price per share outstanding	$20.19

Class I
Net assets applicable to outstanding shares	$669,617,272

Shares of beneficial interest outstanding	26,190,718

Net asset value and offering price per share outstanding	$25.57

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends	$19,447,200
Interest	5,491

Total income	19,452,691

Expenses
Manager (See Note 3)	5,947,305
Transfer agent (See Note 3)	203,889
Distribution/Service—Class A (See Note 3)	55,096
Distribution/Service—Investor Class (See Note 3)	30,127
Distribution/Service—Class B (See Note 3)	41,296
Distribution/Service—Class C (See Note 3)	40,531
Professional fees	91,107
Registration	69,630
Shareholder communication	29,175
Trustees	18,537
Custodian	12,484
Miscellaneous	31,499

Total expenses	6,570,676
Reimbursement from custodian (a)	(17,059)

Net expenses	6,553,617

Net investment income (loss)	12,899,074

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	17,098,501
Net change in unrealized appreciation (depreciation) on investments	(32,867,868)

Net realized and unrealized gain (loss) on investments	(15,769,367)

Net increase (decrease) in net assets resulting from operations	$(2,870,293)

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,899,074	$7,103,969
Net realized gain (loss) on investments	17,098,501	75,765,480
Net change in unrealized appreciation (depreciation) on investments	(32,867,868)	(50,281,095)

Net increase (decrease) in net assets resulting from operations	(2,870,293)	32,588,354

Dividends and distributions to shareholders:
From net investment income:
Class A	(212,651)	(154,778)
Investor Class	(78,729)	(51,396)
Class I	(6,515,565)	(6,341,256)

	(6,806,945)	(6,547,430)

From net realized gain on investments:
Class A	(2,639,432)	(1,883,416)
Investor Class	(1,440,696)	(1,092,819)
Class B	(593,050)	(514,546)
Class C	(601,232)	(456,297)
Class I	(63,644,421)	(58,693,668)

	(68,918,831)	(62,640,746)

Total dividends and distributions to shareholders	(75,725,776)	(69,188,176)

Capital share transactions:
Net proceeds from sale of shares	160,724,658	94,356,055
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	75,356,732	68,821,305
Cost of shares redeemed	(143,271,971)	(191,815,128)

Increase (decrease) in net assets derived from capital share transactions	92,809,419	(28,637,768)

Net increase (decrease) in net assets	14,213,350	(65,237,590)

Net Assets
Beginning of year	695,865,240	761,102,830

End of year	$710,078,590	$695,865,240

Undistributed net investment income at end of year	$11,574,433	$5,482,331

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$26.66	$28.35	$26.48	$23.20	$21.92

Net investment income (loss) (a)	0.37	0.20	0.18	0.18	0.16
Net realized and unrealized gain (loss) on investments	(0.60)	0.87	3.64	5.90	2.10

Total from investment operations	(0.23)	1.07	3.82	6.08	2.26

Less dividends and distributions:
From net investment income	(0.24)	(0.21)	(0.17)	(0.21)	(0.09)
From net realized gain on investments	(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Total dividends and distributions	(3.21)	(2.76)	(1.95)	(2.80)	(0.98)

Net asset value at end of year	$23.22	$26.66	$28.35	$26.48	$23.20

Total investment return (b)	(0.79%)	4.00%	15.28%	29.79%	10.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%	0.76%	0.69%	0.76%	0.70%
Net expenses	1.15%	1.13%	1.13%	1.15%	1.14	%(c)
Portfolio turnover rate	45%	30%	31%	37%	31%
Net assets at end of year (in 000’s)	$21,248	$23,644	$20,942	$16,608	$12,451

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$26.24	$27.95	$26.12	$22.92	$21.68

Net investment income (loss) (a)	0.29	0.12	0.09	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.58)	0.84	3.59	5.82	2.07

Total from investment operations	(0.29)	0.96	3.68	5.90	2.13

Less dividends and distributions:
From net investment income	(0.16)	(0.12)	(0.07)	(0.11)	—
From net realized gain on investments	(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Total dividends and distributions	(3.13)	(2.67)	(1.85)	(2.70)	(0.89)

Net asset value at end of year	$22.82	$26.24	$27.95	$26.12	$22.92

Total investment return (b)	(1.07%)	3.62%	14.90%	29.23%	10.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	0.44%	0.34%	0.34%	0.27%
Net expenses	1.48%	1.45%	1.49%	1.57%	1.58	%(c)
Portfolio turnover rate	45%	30%	31%	37%	31%
Net assets at end of year (in 000’s)	$11,846	$12,884	$12,040	$10,603	$8,064

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$23.56	$25.42	$24.02	$21.31	$20.37

Net investment income (loss) (a)	0.12	(0.07)	(0.09)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.53)	0.76	3.27	5.38	1.93

Total from investment operations	(0.41)	0.69	3.18	5.30	1.83

Less distributions:
From net realized gain on investments	(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Net asset value at end of year	$20.18	$23.56	$25.42	$24.02	$21.31

Total investment return (b)	(1.78%)	2.85%	14.07%	28.25%	9.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58%	(0.30%)	(0.38%)	(0.37%)	(0.46%)
Net expenses	2.23%	2.20%	2.24%	2.32%	2.33	% (c)
Portfolio turnover rate	45%	30%	31%	37%	31%
Net assets at end of year (in 000’s)	$3,707	$4,777	$5,140	$5,415	$5,137

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense of less than 0.01%.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$23.59	$25.44	$24.04	$21.33	$20.39

Net investment income (loss) (a)	0.12	(0.08)	(0.10)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.55)	0.78	3.28	5.39	1.92

Total from investment operations	(0.43)	0.70	3.18	5.30	1.83

Less distributions:
From net realized gain on investments	(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Net asset value at end of year	$20.19	$23.59	$25.44	$24.04	$21.33

Total investment return (b)	(1.86%)	2.88%	14.01%	28.27%	9.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58%	(0.32%)	(0.41%)	(0.41%)	(0.45%)
Net expenses	2.23%	2.20%	2.24%	2.32%	2.33	% (c)
Portfolio turnover rate	45%	30%	31%	37%	31%
Net assets at end of year (in 000’s)	$3,661	$5,001	$4,347	$3,314	$2,409

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Net of interest expense of less than 0.01%.

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$29.02	$30.62	$28.43	$24.71	$23.29

Net investment income (loss) (a)	0.47	0.30	0.27	0.25	0.23
Net realized and unrealized gain (loss) on investments	(0.65)	0.93	3.92	6.33	2.22

Total from investment operations	(0.18)	1.23	4.19	6.58	2.45

Less dividends and distributions:
From net investment income	(0.30)	(0.28)	(0.22)	(0.27)	(0.14)
From net realized gain on investments	(2.97)	(2.55)	(1.78)	(2.59)	(0.89)

Total dividends and distributions	(3.27)	(2.83)	(2.00)	(2.86)	(1.03)

Net asset value at end of year	$25.57	$29.02	$30.62	$28.43	$24.71

Total investment return (b)	(0.51%)	4.24%	15.60%	30.09%	10.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%	1.03%	0.95%	1.00%	0.98%
Net expenses	0.90%	0.88%	0.88%	0.90%	0.89	%(c)
Portfolio turnover rate	45%	30%	31%	37%	31%
Net assets at end of year (in 000’s)	$669,617	$649,559	$718,634	$583,273	$424,714

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

18	MainStay Epoch U.S. All Cap Fund

Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

19

Notes to Financial Statements (continued)

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary

20	MainStay Epoch U.S. All Cap Fund

of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the year ended October 31, 2016, the effective management fee rate was 0.84%.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $5,947,305.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $8,770 and $4,732, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $527, $10,297 and $546, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$4,229
Investor Class	41,863
Class B	14,348
Class C	14,082
Class I	129,367

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$147,271,573	22.0%

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$11,574,433	$17,297,414	$—	$90,660,119	$119,531,966

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(27)	$27	$—

21

Notes to Financial Statements (continued)

The reclassifications for the Fund are primarily due to distribution redesignations.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$16,059,598	$10,262,736
Long-Term Capital Gain	59,666,178	58,925,440
Total	$75,725,776	$69,188,176

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $338,307 and $305,111, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	134,997	$3,151,743
Shares issued to shareholders in reinvestment of dividends and distributions	122,224	2,824,590
Shares redeemed	(253,684)	(5,876,932)

Net increase (decrease) in shares outstanding before conversion	3,537	99,401
Shares converted into Class A (See Note 1)	31,268	716,430
Shares converted from Class A (See Note 1)	(6,833)	(157,112)

Net increase (decrease)	27,972	$658,719

Year ended October 31, 2015:
Shares sold	213,034	$5,737,879
Shares issued to shareholders in reinvestment of dividends and distributions	77,315	2,017,920
Shares redeemed	(146,442)	(3,963,796)

Net increase (decrease) in shares outstanding before conversion	143,907	3,792,003
Shares converted into Class A (See Note 1)	32,095	877,407
Shares converted from Class A (See Note 1)	(27,638)	(697,403)

Net increase (decrease)	148,364	$3,972,007

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	55,226	$1,240,314
Shares issued to shareholders in reinvestment of dividends and distributions	66,570	1,516,367
Shares redeemed	(88,132)	(1,983,973)

Net increase (decrease) in shares outstanding before conversion	33,664	772,708
Shares converted into Investor Class (See Note 1)	24,222	545,082
Shares converted from Investor Class (See Note 1)	(29,610)	(668,139)

Net increase (decrease)	28,276	$649,651

Year ended October 31, 2015:
Shares sold	75,355	$2,014,730
Shares issued to shareholders in reinvestment of dividends and distributions	44,348	1,142,852
Shares redeemed	(75,484)	(2,006,803)

Net increase (decrease) in shares outstanding before conversion	44,219	1,150,779
Shares converted into Investor Class (See Note 1)	46,282	1,175,058
Shares converted from Investor Class (See Note 1)	(30,355)	(819,629)

Net increase (decrease)	60,146	$1,506,208

22	MainStay Epoch U.S. All Cap Fund

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	28,444	$564,934
Shares issued to shareholders in reinvestment of dividends and distributions	28,361	576,125
Shares redeemed	(53,946)	(1,085,033)

Net increase (decrease) in shares outstanding before conversion	2,859	56,026
Shares converted from Class B (See Note 1)	(21,905)	(436,261)

Net increase (decrease)	(19,046)	$(380,235)

Year ended October 31, 2015:
Shares sold	41,474	$997,397
Shares issued to shareholders in reinvestment of dividends and distributions	21,548	502,092
Shares redeemed	(39,865)	(956,595)

Net increase (decrease) in shares outstanding before conversion	23,157	542,894
Shares converted from Class B (See Note 1)	(22,641)	(535,433)

Net increase (decrease)	516	$7,461

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	19,621	$389,838
Shares issued to shareholders in reinvestment of dividends and distributions	26,708	541,910
Shares redeemed	(77,027)	(1,543,960)

Net increase (decrease)	(30,698)	$(612,212)

Year ended October 31, 2015:
Shares sold	102,197	$2,435,662
Shares issued to shareholders in reinvestment of dividends and distributions	17,597	410,362
Shares redeemed	(78,666)	(1,862,418)

Net increase (decrease)	41,128	$983,606

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	6,249,144	$155,377,829
Shares issued to shareholders in reinvestment of dividends and distributions	2,752,963	69,897,740
Shares redeemed	(5,194,960)	(132,782,073)

Net increase (decrease)	3,807,147	$92,493,496

Year ended October 31, 2015:
Shares sold	2,860,705	$83,170,387
Shares issued to shareholders in reinvestment of dividends and distributions	2,283,883	64,748,079
Shares redeemed	(6,232,559)	(183,025,516)

Net increase (decrease)	(1,087,971)	$(35,107,050)

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. All Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. All Cap Fund of MainStay Funds Trust, as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

24	MainStay Epoch U.S. All Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $59,666,178 as long term capital gain distributions.

For the fiscal year ended October 31, 2016, the Fund designated approximately $12,996,103 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 77.8% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

26	MainStay Epoch U.S. All Cap Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

28	MainStay Epoch U.S. All Cap Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

29

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716815 MS316-16	MSEUAC11-12/16 (NYLIM) NL259

MainStay S&P 500 Index Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	0.80 3.92%	12.23 12.91%	5.78 6.10%	0.60 0.60%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	0.69 3.81	12.11 12.79	5.71 6.03	0.81 0.81
Class I Shares	No Sales Charge		4.17	13.19	6.39	0.35

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	4.51%	13.57%	6.70%
Average Lipper S&P 500 Index Fund[5]	3.84	12.93	6.13

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper S&P 500 Index Fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,037.70	$3.07	$1,022.10	$3.05

Investor Class Shares	$1,000.00	$1,037.10	$3.58	$1,021.60	$3.56

Class I Shares	$1,000.00	$1,039.10	$1.79	$1,023.40	$1.78

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.60% for Class A, 0.70% for Investor Class and 0.35% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	5.6%
Banks	5.3
Pharmaceuticals	4.9
Internet Software & Services	4.3
Software	4.2
Technology Hardware, Storage & Peripherals	3.6
IT Services	3.5
Semiconductors & Semiconductor Equipment	3.0
Media	2.7
Real Estate Investment Trusts	2.7
Biotechnology	2.6
Health Care Equipment & Supplies	2.5
Insurance	2.5
Capital Markets	2.4
Diversified Telecommunication Services	2.3
Health Care Providers & Services	2.3
Industrial Conglomerates	2.3
Internet & Catalog Retail	2.3
Specialty Retail	2.2
Beverages	2.1
Aerospace & Defense	2.0
Electric Utilities	2.0
Food & Staples Retailing	2.0
Chemicals	1.9
Household Products	1.8
Food Products	1.6
Tobacco	1.6
Hotels, Restaurants & Leisure	1.5
Diversified Financial Services	1.4
Machinery	1.3
Communications Equipment	1.0
Energy Equipment & Services	1.0
Multi-Utilities	1.0

Road & Rail	0.8%
Air Freight & Logistics	0.7
Consumer Finance	0.7
Textiles, Apparel & Luxury Goods	0.7
Life Sciences Tools & Services	0.6
Airlines	0.5
Automobiles	0.5
Electrical Equipment	0.5
Multiline Retail	0.5
Household Durables	0.4
Building Products	0.3
Commercial Services & Supplies	0.3
Containers & Packaging	0.3
Electronic Equipment, Instruments & Components	0.3
Professional Services	0.3
Auto Components	0.2
Metals & Mining	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	7.7
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2016 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	Microsoft Corp.

4.	Exxon Mobil Corp.

5.	Johnson & Johnson
6.	Amazon.com, Inc.

7.	Facebook, Inc.

8.	Berkshire Hathaway, Inc.

9.	General Electric Co.

10.	JPMorgan Chase & Co.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 3.92% for Class A shares and 3.81% for Investor Class shares for the 12 months ended October 31, 2016. Over the same period, the Fund’s Class I shares returned 4.17%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Although the Fund seeks investment results that correspond to the total return performance of common stocks as represented by the S&P 500® Index, the Fund’s net performance will typically lag that of the Index because the Fund incurs operating expenses that the Index does not. Class A and Class I shares outperformed—and Investor Class shares underperformed—the 3.84% return of the Average Lipper2 S&P 500 Index Fund for the 12 months ended October 31, 2016. See page 5 for Fund returns with applicable sales charges.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were metals & mining, semiconductors & semiconductor equipment, and construction & engineering. The S&P 500® industries with the lowest total returns were diversified consumer services; real estate management & development; and textiles, apparel & luxury goods.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the strongest contributions to the Fund’s absolute performance during the reporting period were Internet software & services, semiconductors & semiconductor equipment, and software. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s absolute performance were biotechnology; pharmaceuticals; and textiles, apparel & luxury goods.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® Index stocks with the highest total returns were semiconductor company NVIDIA, metals & mining company Newmont Mining, and semiconductor company Applied Materials. Over the same period, the S&P 500® Index stocks with the lowest total returns were pharmaceutical company Endo International, chemical company CF Industries Holdings and pharmaceutical company Perrigo.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest contributors to the Fund’s absolute performance were Internet software & services company Facebook, Internet catalog & retail company Amazon.com, and software company Microsoft. Over the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were biotechnology company Gilead Sciences, pharmaceuticals company Allergan and banking company Wells Fargo.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 41 additions to and 39 deletions from the S&P 500® Index. The difference between the additions and deletions resulted from two spin-offs being added at a zero weight on October 31, 2016. In terms of Index weight, significant additions to the Index during the reporting period included media company Charter Communications and financial services company Synchrony Financial. Significant deletions included media company Time Warner Cable and technology hardware, storage & peripherals company EMC Corp.

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 92.3%†
Aerospace & Defense 2.0%
Arconic, Inc. (a)	30,400	$873,088
Boeing Co. (The)	40,799	5,811,001
General Dynamics Corp.	20,160	3,038,918
L-3 Communications Holdings, Inc.	5,466	748,514
Lockheed Martin Corp.	17,753	4,373,984
Northrop Grumman Corp.	12,558	2,875,782
Raytheon Co.	20,839	2,846,816
Rockwell Collins, Inc.	9,160	772,371
Textron, Inc.	19,085	764,927
TransDigm Group, Inc.	3,521	959,332
United Technologies Corp.	54,613	5,581,449

		28,646,182

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	10,006	681,608
Expeditors International of Washington, Inc.	12,740	655,728
FedEx Corp.	17,178	2,994,469
United Parcel Service, Inc. Class B	48,651	5,242,632

		9,574,437

Airlines 0.5%
Alaska Air Group, Inc.	8,732	630,625
American Airlines Group, Inc.	37,181	1,509,549
Delta Air Lines, Inc.	52,708	2,201,613
Southwest Airlines Co.	43,651	1,748,223
United Continental Holdings, Inc. (a)	20,632	1,160,137

		7,250,147

Auto Components 0.2%
Adient PLC (a)	5,788	263,412
BorgWarner, Inc.	14,163	507,602
Delphi Automotive PLC	19,156	1,246,481
Goodyear Tire & Rubber Co. (The)	18,744	544,138

		2,561,633

Automobiles 0.5%
Ford Motor Co.	273,803	3,214,447
General Motors Co.	100,034	3,161,074
Harley-Davidson, Inc.	12,573	716,913

		7,092,434

Banks 5.3%
Bank of America Corp.	717,624	11,840,796
BB&T Corp.	57,601	2,257,959
Citigroup, Inc.	204,313	10,041,984
Citizens Financial Group, Inc.	36,718	967,152
Comerica, Inc.	12,320	641,749
Fifth Third Bancorp	53,260	1,158,938
Huntington Bancshares, Inc.	76,090	806,554
♦JPMorgan Chase & Co.	254,002	17,592,178

	Shares	Value
Banks (continued)
KeyCorp	75,949	$1,072,400
M&T Bank Corp.	11,033	1,354,080
People’s United Financial, Inc.	21,600	350,784
PNC Financial Services Group, Inc.	34,585	3,306,326
Regions Financial Corp.	88,886	951,969
SunTrust Banks, Inc.	35,164	1,590,468
U.S. Bancorp	113,137	5,064,012
Wells Fargo & Co.	319,593	14,704,474
Zions Bancorp.	14,224	458,155

		74,159,978

Beverages 2.1%
Brown-Forman Corp. Class B	12,827	592,223
Coca-Cola Co. (The)	273,215	11,584,316
Constellation Brands, Inc. Class A	12,468	2,083,652
Dr. Pepper Snapple Group, Inc.	13,171	1,156,282
Molson Coors Brewing Co. Class B	12,953	1,344,651
Monster Beverage Corp. (a)	9,504	1,371,807
PepsiCo., Inc.	101,205	10,849,176

		28,982,107

Biotechnology 2.6%
AbbVie, Inc.	114,617	6,393,336
Alexion Pharmaceuticals, Inc. (a)	15,697	2,048,459
Amgen, Inc.	52,626	7,428,686
Biogen, Inc. (a)	15,372	4,306,927
Celgene Corp. (a)	54,508	5,569,627
Gilead Sciences, Inc.	92,801	6,832,938
Regeneron Pharmaceuticals, Inc. (a)	5,308	1,831,366
Vertex Pharmaceuticals, Inc. (a)	17,358	1,316,778

		35,728,117

Building Products 0.3%
Allegion PLC	6,679	426,387
Fortune Brands Home & Security, Inc.	10,750	587,272
Johnson Controls International PLC	66,536	2,682,732
Masco Corp.	23,453	724,229

		4,420,620

Capital Markets 2.4%
Affiliated Managers Group, Inc. (a)	3,763	499,200
Ameriprise Financial, Inc.	11,361	1,004,199
Bank of New York Mellon Corp. (The)	75,249	3,256,024
BlackRock, Inc.	8,579	2,927,498
Charles Schwab Corp. (The)	84,664	2,683,849
CME Group, Inc.	23,764	2,378,776
E*TRADE Financial Corp. (a)	19,262	542,418
Franklin Resources, Inc.	24,714	831,873
Goldman Sachs Group, Inc. (The)	26,538	4,730,133
Intercontinental Exchange, Inc.	8,354	2,258,838
Invesco, Ltd.	28,849	810,369

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investments. May be subject to change daily. (Unaudited)

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Legg Mason, Inc.	6,564	$188,518
Moody’s Corp.	11,775	1,183,623
Morgan Stanley	103,521	3,475,200
Nasdaq, Inc.	8,006	512,144
Northern Trust Corp.	15,153	1,097,380
S&P Global, Inc.	18,561	2,261,658
State Street Corp.	25,781	1,810,084
T. Rowe Price Group, Inc.	17,506	1,120,559

		33,572,343

Chemicals 1.9%
Air Products & Chemicals, Inc.	15,241	2,033,454
Albemarle Corp.	7,876	658,040
CF Industries Holdings, Inc.	16,230	389,682
Dow Chemical Co. (The)	79,306	4,267,456
E.I. du Pont de Nemours & Co.	61,534	4,232,924
Eastman Chemical Co.	10,349	744,197
Ecolab, Inc.	18,524	2,114,885
FMC Corp.	9,306	436,358
International Flavors & Fragrances, Inc.	5,592	731,322
LyondellBasell Industries N.V. Class A	23,955	1,905,620
Monsanto Co.	30,654	3,089,004
Mosaic Co. (The)	24,671	580,509
PPG Industries, Inc.	18,772	1,748,236
Praxair, Inc.	20,018	2,343,307
Sherwin-Williams Co. (The)	5,643	1,381,745

		26,656,739

Commercial Services & Supplies 0.3%
Cintas Corp.	5,941	633,726
Pitney Bowes, Inc.	13,061	233,008
Republic Services, Inc.	16,408	863,553
Stericycle, Inc. (a)	5,918	473,973
Waste Management, Inc.	28,615	1,878,861

		4,083,121

Communications Equipment 1.0%
Cisco Systems, Inc.	353,700	10,851,516
F5 Networks, Inc. (a)	4,658	643,782
Harris Corp.	8,662	772,737
Juniper Networks, Inc.	26,953	709,942
Motorola Solutions, Inc.	11,725	851,001

		13,828,978

Construction & Engineering 0.1%
Fluor Corp.	9,877	513,505
Jacobs Engineering Group, Inc. (a)	8,537	440,338
Quanta Services, Inc. (a)	10,269	295,234

		1,249,077

Construction Materials 0.1%
Martin Marietta Materials, Inc.	4,504	834,952
Vulcan Materials Co.	9,285	1,051,062

		1,886,014

	Shares	Value
Consumer Finance 0.7%
American Express Co.	54,613	$3,627,395
Capital One Financial Corp.	35,589	2,635,010
Discover Financial Services	28,407	1,600,166
Navient Corp.	22,313	285,160
Synchrony Financial	55,711	1,592,778

		9,740,509

Containers & Packaging 0.3%
Avery Dennison Corp.	6,357	443,655
Ball Corp.	12,204	940,562
International Paper Co.	28,892	1,301,007
Owens-Illinois, Inc. (a)	11,194	216,044
Sealed Air Corp.	13,753	627,550
WestRock Co.	17,932	828,279

		4,357,097

Distributors 0.1%
Genuine Parts Co.	10,506	951,738
LKQ Corp. (a)	21,431	691,793

		1,643,531

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	15,704	360,721

Diversified Financial Services 1.4%
♦Berkshire Hathaway, Inc. Class B (a)	133,518	19,266,647
Leucadia National Corp.	22,574	421,457

		19,688,104

Diversified Telecommunication Services 2.3%
AT&T, Inc.	432,622	15,916,163
CenturyLink, Inc.	38,256	1,016,844
Frontier Communications Corp.	81,328	326,939
Level 3 Communications, Inc. (a)	20,478	1,149,840
Verizon Communications, Inc.	286,655	13,788,106

		32,197,892

Electric Utilities 2.0%
Alliant Energy Corp.	15,935	606,327
American Electric Power Co., Inc.	34,476	2,235,424
Duke Energy Corp.	48,340	3,868,167
Edison International	22,911	1,683,500
Entergy Corp.	12,421	915,179
Eversource Energy	22,088	1,216,165
Exelon Corp.	64,683	2,203,750
FirstEnergy Corp.	29,901	1,025,305
NextEra Energy, Inc.	32,845	4,204,160
PG&E Corp.	35,055	2,177,617
Pinnacle West Capital Corp.	7,718	587,571
PPL Corp.	47,502	1,631,219
Southern Co. (The)	68,881	3,552,193
Xcel Energy, Inc.	35,720	1,484,166

		27,390,743

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.5%
Acuity Brands, Inc.	3,061	$684,348
AMETEK, Inc.	16,591	731,663
Eaton Corp. PLC	31,976	2,039,110
Emerson Electric Co.	45,255	2,293,523
Rockwell Automation, Inc.	9,203	1,101,783

		6,850,427

Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp. Class A	21,728	1,432,527
Corning, Inc.	66,974	1,520,979
FLIR Systems, Inc.	9,622	316,756
TE Connectivity, Ltd.	24,949	1,568,544

		4,838,806

Energy Equipment & Services 1.0%
Baker Hughes, Inc.	30,115	1,668,371
FMC Technologies, Inc. (a)	15,887	512,673
Halliburton Co.	60,554	2,785,484
Helmerich & Payne, Inc.	7,505	473,641
National Oilwell Varco, Inc.	26,160	839,736
Schlumberger, Ltd.	97,797	7,650,659
Transocean, Ltd. (a)	23,803	228,747

		14,159,311

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	30,774	4,550,551
CVS Health Corp.	74,978	6,305,650
Kroger Co. (The)	66,928	2,073,429
Sysco Corp.	35,915	1,728,230
Wal-Mart Stores, Inc.	106,587	7,463,222
Walgreens Boots Alliance, Inc.	60,127	4,974,307
Whole Foods Market, Inc.	22,724	642,862

		27,738,251

Food Products 1.6%
Archer-Daniels-Midland Co.	40,911	1,782,492
Campbell Soup Co.	13,468	731,851
ConAgra Foods, Inc.	29,310	1,412,156
General Mills, Inc.	41,984	2,602,168
Hershey Co. (The)	9,930	1,017,428
Hormel Foods Corp.	18,786	723,261
J.M. Smucker Co. (The)	8,194	1,075,954
Kellogg Co.	17,790	1,336,563
Kraft Heinz Co. (The)	41,809	3,718,911
McCormick & Co., Inc.	8,104	776,930
Mead Johnson Nutrition Co.	12,961	969,094
Mondelez International, Inc. Class A	109,389	4,915,942
Tyson Foods, Inc. Class A	21,090	1,494,226

		22,556,976

	Shares	Value
Health Care Equipment & Supplies 2.5%
Abbott Laboratories	103,089	$4,045,212
Baxter International, Inc.	34,423	1,638,191
Becton Dickinson & Co.	14,985	2,516,131
Boston Scientific Corp. (a)	95,212	2,094,664
C.R. Bard, Inc.	5,148	1,115,469
Cooper Cos., Inc. (The)	3,423	602,585
Danaher Corp.	42,733	3,356,677
DENTSPLY SIRONA, Inc.	16,360	941,845
Edwards Lifesciences Corp. (a)	14,970	1,425,443
Hologic, Inc. (a)	19,525	703,095
Intuitive Surgical, Inc. (a)	2,709	1,820,665
Medtronic PLC	97,181	7,970,786
St. Jude Medical, Inc.	19,947	1,552,674
Stryker Corp.	21,847	2,520,051
Varian Medical Systems, Inc. (a)	6,572	596,278
Zimmer Biomet Holdings, Inc.	13,969	1,472,333

		34,372,099

Health Care Providers & Services 2.3%
Aetna, Inc.	24,602	2,641,025
AmerisourceBergen Corp.	12,716	894,189
Anthem, Inc.	18,452	2,248,561
Cardinal Health, Inc.	22,422	1,540,167
Centene Corp. (a)	11,867	741,450
Cigna Corp.	17,948	2,132,761
DaVita Inc. (a)	11,604	680,226
Express Scripts Holding Co. (a)	44,231	2,981,169
HCA Holdings, Inc. (a)	20,770	1,589,528
Henry Schein, Inc. (a)	5,781	862,525
Humana, Inc.	10,458	1,793,861
Laboratory Corporation of America Holdings (a)	7,186	900,693
McKesson Corp.	15,871	2,018,315
Patterson Cos., Inc.	5,818	248,487
Quest Diagnostics, Inc.	9,784	796,809
UnitedHealth Group, Inc.	67,029	9,473,209
Universal Health Services, Inc. Class B	6,358	767,474

		32,310,449

Health Care Technology 0.1%
Cerner Corp. (a)	21,135	1,238,088

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	30,443	1,494,751
Chipotle Mexican Grill, Inc. (a)	2,049	739,197
Darden Restaurants, Inc.	8,883	575,530
Marriott International, Inc. Class A	22,608	1,553,170
McDonald’s Corp.	60,059	6,760,842
Royal Caribbean Cruises, Ltd.	11,780	905,529
Starbucks Corp.	103,135	5,473,374
Wyndham Worldwide Corp.	7,733	509,141

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Wynn Resorts, Ltd.	5,657	$534,869
Yum! Brands, Inc.	24,511	2,114,809

		20,661,212

Household Durables 0.4%
D.R. Horton, Inc.	23,824	686,846
Garmin, Ltd.	8,101	391,764
Harman International Industries, Inc.	4,953	394,804
Leggett & Platt, Inc.	9,486	435,218
Lennar Corp. Class A	12,932	539,135
Mohawk Industries, Inc. (a)	4,433	817,002
Newell Brands, Inc.	33,813	1,623,700
PulteGroup, Inc.	22,138	411,767
Whirlpool Corp.	5,330	798,540

		6,098,776

Household Products 1.8%
Church & Dwight Co., Inc.	18,010	869,163
Clorox Co. (The)	9,104	1,092,662
Colgate-Palmolive Co.	62,692	4,473,701
Kimberly-Clark Corp.	25,295	2,894,001
Procter & Gamble Co. (The)	187,672	16,289,929

		25,619,456

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	46,153	543,221
NRG Energy, Inc.	21,873	232,510

		775,731

Industrial Conglomerates 2.3%
3M Co.	42,559	7,035,003
♦General Electric Co.	630,173	18,338,034
Honeywell International, Inc.	53,407	5,857,680
Roper Technologies, Inc.	7,102	1,230,847

		32,461,564

Insurance 2.5%
Aflac, Inc.	28,826	1,985,247
Allstate Corp. (The)	26,270	1,783,733
American International Group, Inc.	71,526	4,413,154
Aon PLC	18,693	2,071,745
Arthur J. Gallagher & Co.	12,376	596,895
Assurant, Inc.	4,237	341,163
Chubb, Ltd.	32,732	4,156,964
Cincinnati Financial Corp.	10,425	737,882
Hartford Financial Services Group, Inc. (The)	27,164	1,198,204
Lincoln National Corp.	16,384	804,291
Loews Corp.	19,455	837,149
Marsh & McLennan Cos., Inc.	36,575	2,318,489
MetLife, Inc.	77,093	3,620,287
Principal Financial Group, Inc.	18,974	1,035,980
Progressive Corp. (The)	40,710	1,282,772

	Shares	Value
Insurance (continued)
Prudential Financial, Inc.	30,732	$2,605,766
Torchmark Corp.	7,892	500,432
Travelers Cos., Inc. (The)	20,289	2,194,864
Unum Group	16,501	584,135
Willis Towers Watson PLC	9,126	1,148,963
XL Group, Ltd.	19,353	671,549

		34,889,664

Internet & Catalog Retail 2.3%
♦Amazon.com, Inc. (a)	27,671	21,855,109
Expedia, Inc.	8,473	1,094,966
Netflix, Inc. (a)	30,148	3,764,581
Priceline Group, Inc. (The) (a)	3,482	5,133,269
TripAdvisor, Inc. (a)	7,861	506,877

		32,354,802

Internet Software & Services 4.3%
Akamai Technologies, Inc. (a)	12,404	861,706
♦Alphabet, Inc. Class A (a)	20,735	16,793,276
Class C (a)	20,780	16,302,741
eBay, Inc. (a)	73,837	2,105,093
♦Facebook, Inc. Class A (a)	163,355	21,397,871
VeriSign, Inc. (a)	6,537	549,239
Yahoo!, Inc. (a)	61,323	2,547,971

		60,557,897

IT Services 3.5%
Accenture PLC Class A	43,772	5,088,057
Alliance Data Systems Corp. (a)	4,146	847,732
Automatic Data Processing, Inc.	32,106	2,795,148
Cognizant Technology Solutions Corp. Class A (a)	42,629	2,188,999
CSRA, Inc.	10,364	260,033
Fidelity National Information Services, Inc.	23,053	1,704,078
Fiserv, Inc. (a)	15,458	1,522,304
Global Payments, Inc.	10,772	781,185
International Business Machines Corp.	61,217	9,408,441
MasterCard, Inc. Class A	67,489	7,222,673
Paychex, Inc.	22,346	1,233,499
PayPal Holdings, Inc. (a)	78,932	3,288,307
Teradata Corp. (a)	9,276	250,081
Total System Services, Inc.	11,791	588,135
Visa, Inc. Class A	132,766	10,954,523
Western Union Co. (The)	34,570	693,820
Xerox Corp.	59,906	585,282

		49,412,297

Leisure Products 0.1%
Hasbro, Inc.	7,937	662,025
Mattel, Inc.	23,624	744,865

		1,406,890

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	23,102	$1,006,554
Illumina, Inc. (a)	10,284	1,400,064
Mettler-Toledo International, Inc. (a)	1,876	758,054
PerkinElmer, Inc.	7,700	391,853
Thermo Fisher Scientific, Inc.	27,748	4,079,789
Waters Corp. (a)	5,666	788,367

		8,424,681

Machinery 1.3%
Caterpillar, Inc.	40,970	3,419,356
Cummins, Inc.	10,910	1,394,516
Deere & Co.	20,342	1,796,199
Dover Corp.	10,790	721,743
Flowserve Corp.	9,118	386,147
Fortive Corp.	21,143	1,079,350
Illinois Tool Works, Inc.	22,484	2,553,508
Ingersoll-Rand PLC	17,967	1,209,000
PACCAR, Inc.	24,633	1,352,844
Parker-Hannifin Corp.	9,477	1,163,302
Pentair PLC	11,726	646,454
Snap-on, Inc.	4,045	623,335
Stanley Black & Decker, Inc.	10,535	1,199,304
Xylem, Inc.	12,494	603,835

		18,148,893

Media 2.7%
CBS Corp. Class B	28,637	1,621,427
Charter Communications, Inc. Class A (a)	15,242	3,808,823
Comcast Corp. Class A	168,941	10,443,932
Discovery Communications, Inc. Class A (a)	10,406	271,701
Class C (a)	15,704	394,327
Interpublic Group of Cos., Inc. (The)	28,325	634,197
News Corp. Class A	26,577	322,113
Class B	7,508	93,099
Omnicom Group, Inc.	16,684	1,331,717
Scripps Networks Interactive, Inc. Class A	6,588	424,004
TEGNA, Inc.	15,461	303,345
Time Warner, Inc.	54,700	4,867,753
Twenty-First Century Fox, Inc. Class A	74,885	1,967,229
Class B	34,254	903,963
Viacom, Inc. Class B	24,180	908,201
Walt Disney Co. (The)	103,974	9,637,350

		37,933,181

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	85,069	951,071
Newmont Mining Corp.	37,227	1,378,888
Nucor Corp.	22,268	1,087,792

		3,417,751

	Shares	Value
Multi-Utilities 1.0%
Ameren Corp.	16,896	$843,955
CenterPoint Energy, Inc.	29,959	683,065
CMS Energy Corp.	19,737	831,915
Consolidated Edison, Inc.	21,343	1,612,464
Dominion Resources, Inc.	44,041	3,311,883
DTE Energy Co.	12,498	1,199,933
NiSource, Inc.	22,175	515,791
Public Service Enterprise Group, Inc.	35,577	1,497,080
SCANA Corp.	9,952	730,079
Sempra Energy	17,581	1,882,925
WEC Energy Group, Inc.	21,984	1,312,884

		14,421,974

Multiline Retail 0.5%
Dollar General Corp.	18,228	1,259,373
Dollar Tree, Inc. (a)	16,530	1,248,841
Kohl’s Corp.	12,629	552,519
Macy’s, Inc.	21,928	800,153
Nordstrom, Inc.	8,172	424,944
Target Corp.	40,459	2,780,747

		7,066,577

Oil, Gas & Consumable Fuels 5.6%
Anadarko Petroleum Corp.	38,361	2,280,178
Apache Corp.	26,681	1,586,986
Cabot Oil & Gas Corp.	32,668	682,108
Chesapeake Energy Corp. (a)	52,395	288,697
Chevron Corp.	132,664	13,896,554
Cimarex Energy Co.	6,584	850,192
Concho Resources, Inc. (a)	9,996	1,268,892
ConocoPhillips	86,898	3,775,718
Devon Energy Corp.	36,769	1,393,177
EOG Resources, Inc.	38,722	3,501,243
EQT Corp.	12,077	797,082
♦Exxon Mobil Corp.	291,601	24,296,195
Hess Corp.	18,928	907,976
Kinder Morgan, Inc.	135,115	2,760,400
Marathon Oil Corp.	59,003	777,660
Marathon Petroleum Corp.	37,138	1,618,845
Murphy Oil Corp.	11,383	294,478
Newfield Exploration Co. (a)	13,868	562,902
Noble Energy, Inc.	30,073	1,036,616
Occidental Petroleum Corp.	53,722	3,916,871
ONEOK, Inc.	14,569	705,577
Phillips 66	31,279	2,538,291
Pioneer Natural Resources Co.	11,937	2,136,962
Range Resources Corp.	13,220	446,704
Southwestern Energy Co. (a)	34,730	360,845
Spectra Energy Corp.	49,344	2,063,073
Tesoro Corp.	8,388	712,728
Valero Energy Corp.	32,442	1,921,864
Williams Cos., Inc. (The)	48,031	1,402,505

		78,781,319

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Personal Products 0.2%
Coty, Inc. Class A (a)	33,144	$761,981
Estee Lauder Cos., Inc. (The) Class A	15,500	1,350,515

		2,112,496

Pharmaceuticals 4.9%
Allergan PLC (a)	27,845	5,817,934
Bristol-Myers Squibb Co.	117,499	5,981,874
Eli Lilly & Co.	68,309	5,043,937
Endo International PLC (a)	14,519	272,231
♦Johnson & Johnson	192,393	22,315,664
Mallinckrodt PLC (a)	7,574	448,835
Merck & Co., Inc.	194,455	11,418,398
Mylan N.V. (a)	32,350	1,180,775
Perrigo Co. PLC	10,050	836,060
Pfizer, Inc.	426,550	13,525,900
Zoetis, Inc.	34,842	1,665,448

		68,507,056

Professional Services 0.3%
Dun & Bradstreet Corp. (The)	2,516	314,123
Equifax, Inc.	8,392	1,040,356
Nielsen Holdings PLC	23,640	1,064,273
Robert Half International, Inc.	9,250	346,135
Verisk Analytics, Inc. (a)	10,941	892,238

		3,657,125

Real Estate Investment Trusts 2.7%
American Tower Corp.	29,921	3,506,442
Apartment Investment & Management Co. Class A	10,891	479,966
AvalonBay Communities, Inc.	9,625	1,647,608
Boston Properties, Inc.	10,808	1,302,148
Crown Castle International Corp.	23,738	2,159,921
Digital Realty Trust, Inc.	10,303	962,609
Equinix, Inc.	5,003	1,787,472
Equity Residential	25,544	1,577,342
Essex Property Trust, Inc.	4,602	985,242
Extra Space Storage, Inc.	8,747	639,843
Federal Realty Investment Trust	5,026	729,926
General Growth Properties, Inc.	41,064	1,024,547
HCP, Inc.	32,777	1,122,612
Host Hotels & Resorts, Inc.	52,359	810,517
Iron Mountain, Inc.	16,855	568,519
Kimco Realty Corp.	29,220	777,544
Macerich Co. (The)	8,592	608,142
Prologis, Inc.	36,865	1,922,878
Public Storage	10,487	2,241,282
Realty Income Corp.	18,183	1,077,161
Simon Property Group, Inc.	22,114	4,112,319
SL Green Realty Corp.	6,941	681,745
UDR, Inc.	18,756	655,897

	Shares	Value
Real Estate Investment Trusts (continued)
Ventas, Inc.	24,728	$1,675,322
Vornado Realty Trust	11,960	1,109,649
Welltower, Inc.	25,050	1,716,677
Weyerhaeuser Co.	52,289	1,565,010

		37,448,340

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. Class A (a)	21,022	541,527

Road & Rail 0.8%
CSX Corp.	66,525	2,029,678
J.B. Hunt Transport Services, Inc.	6,315	515,367
Kansas City Southern	7,607	667,590
Norfolk Southern Corp.	20,643	1,919,799
Ryder System, Inc.	3,718	257,992
Union Pacific Corp.	58,620	5,169,112

		10,559,538

Semiconductors & Semiconductor Equipment 3.0%
Analog Devices, Inc.	21,756	1,394,560
Applied Materials, Inc.	76,278	2,218,164
Broadcom, Ltd.	27,836	4,739,914
First Solar, Inc. (a)	5,265	213,180
Intel Corp.	332,694	11,601,040
KLA-Tencor Corp.	10,862	815,845
Lam Research Corp.	11,198	1,084,638
Linear Technology Corp.	16,653	1,000,179
Microchip Technology, Inc.	15,074	912,731
Micron Technology, Inc. (a)	72,574	1,245,370
NVIDIA Corp.	37,622	2,677,181
Qorvo, Inc. (a)	8,988	500,182
QUALCOMM, Inc.	103,630	7,121,454
Skyworks Solutions, Inc.	13,313	1,024,302
Texas Instruments, Inc.	70,547	4,998,255
Xilinx, Inc.	17,914	911,285

		42,458,280

Software 4.2%
Activision Blizzard, Inc.	47,970	2,070,865
Adobe Systems, Inc. (a)	35,041	3,767,258
Autodesk, Inc. (a)	13,732	992,549
CA, Inc.	22,113	679,754
Citrix Systems, Inc. (a)	10,883	922,878
Electronic Arts, Inc. (a)	21,164	1,661,797
Intuit, Inc.	17,232	1,873,808
♦Microsoft Corp.	547,986	32,835,321
Oracle Corp.	211,815	8,137,932
Red Hat, Inc. (a)	12,738	986,558
salesforce.com, Inc. (a)	45,280	3,403,245
Symantec Corp.	43,289	1,083,524

		58,415,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail 2.2%
Advance Auto Parts, Inc.	5,099	$714,268
AutoNation, Inc. (a)	4,667	204,741
AutoZone, Inc. (a)	2,057	1,526,623
Bed Bath & Beyond, Inc.	10,877	439,648
Best Buy Co., Inc.	19,706	766,761
CarMax, Inc. (a)	13,465	672,442
Foot Locker, Inc.	9,603	641,192
Gap, Inc. (The)	15,412	425,217
Home Depot, Inc. (The)	86,888	10,601,205
L Brands, Inc.	16,997	1,227,014
Lowe’s Cos., Inc.	61,508	4,099,508
O’Reilly Automotive, Inc. (a)	6,681	1,766,724
Ross Stores, Inc.	27,889	1,744,178
Signet Jewelers, Ltd.	5,316	431,978
Staples, Inc.	44,803	331,542
Tiffany & Co.	7,553	554,541
TJX Cos., Inc. (The)	46,177	3,405,554
Tractor Supply Co.	9,361	586,279
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,122	1,003,048
Urban Outfitters, Inc. (a)	6,260	209,397

		31,351,860

Technology Hardware, Storage & Peripherals 3.6%
♦Apple, Inc. (b)	378,927	43,023,372
Hewlett Packard Enterprise Co.	116,603	2,620,069
HP, Inc.	120,859	1,751,247
NetApp, Inc.	19,584	664,681
Seagate Technology PLC	20,830	714,677
Western Digital Corp.	19,990	1,168,216

		49,942,262

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	19,322	693,467
Hanesbrands, Inc.	26,488	680,742
Michael Kors Holdings, Ltd. (a)	11,886	603,571
NIKE, Inc. Class B	94,918	4,762,985
PVH Corp.	5,756	615,777
Ralph Lauren Corp.	3,965	388,966
Under Armour, Inc. Class A (a)	12,702	395,032
Under Armour, Inc. Class C (a)	12,794	330,853
VF Corp.	23,333	1,264,882

		9,736,275

Tobacco 1.6%
Altria Group, Inc.	137,283	9,077,152
Philip Morris International, Inc.	109,182	10,529,512
Reynolds American, Inc.	58,091	3,199,652

		22,806,316

	Shares	Value
Trading Companies & Distributors 0.2%
Fastenal Co.	20,179	$786,578
United Rentals, Inc. (a)	6,211	469,924
W.W. Grainger, Inc.	3,909	813,541

		2,070,043

Water Utilities 0.1%
American Water Works Co., Inc.	12,455	922,168

Total Common Stocks (Cost $479,128,872)		1,292,096,371	(c)

	Principal Amount
Short-Term Investments 7.7%
U.S. Government 7.7%
United States Treasury Bills 7.7%
0.121–0.287%, due 12/15/16 (d)	$20,600,000	20,595,941
0.259–0.335%, due 1/12/17 (b)(d)	82,800,000	82,756,116
0.299–0.321%, due 1/26/17 (b)(d)	4,700,000	4,696,569

Total Short-Term Investments (Cost $108,038,328)		108,048,626

Total Investments (Cost $587,167,200) (e)	100.0%	1,400,144,997
Other Assets, Less Liabilities	0.0 ‡	596,475
Net Assets	100.0%	$1,400,741,472

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.0% of the Portfolio’s net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	As of October 31, 2016, cost was $601,910,531 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$845,063,569
Gross unrealized depreciation	(46,829,103)

Net unrealized appreciation	$798,234,466

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount[2]	Unrealized Appreciation (Depreciation)[3]
Standard & Poor’s 500 Index Mini	1,020	December 2016	$108,125,100	$(394,906)

			$108,125,100	$(394,906)

1.	As of October 31, 2016, cash in the amount of $56,457 was on deposit with a broker for futures transactions.

2.	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.0% of net assets.

3.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,292,096,371	$—	$—	$1,292,096,371
Short-Term Investments
U.S. Government	—	108,048,626	—	108,048,626

Total Investments in Securities	$1,292,096,371	$108,048,626	$—	$1,400,144,997

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(394,906)	$—	$—	$(394,906)

Total Other Financial Instruments	$(394,906)	$—	$—	$(394,906)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $587,167,200)	$1,400,144,997
Cash collateral on deposit at broker	56,457
Receivables:
Dividends and interest	1,726,501
Fund shares sold	740,963
Investment securities sold	202,018
Other assets	18,293

Total assets	1,402,889,229

Liabilities
Due to custodian	6,626
Payables:
Fund shares redeemed	847,269
Investment securities purchased	333,507
Transfer agent (See Note 3)	289,562
Manager (See Note 3)	279,137
Variation margin on futures contracts	146,616
NYLIFE Distributors (See Note 3)	137,956
Custodian	27,073
Professional fees	26,396
Shareholder communication	23,470
Trustees	4,344
Accrued expenses	25,801

Total liabilities	2,147,757

Net assets	$1,400,741,472

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,266
Additional paid-in capital	482,337,558

482,366,824
Undistributed net investment income	26,880,169
Accumulated net realized gain (loss) on investments and futures transactions	78,911,588
Net unrealized appreciation (depreciation) on investments and futures contracts	812,582,891

Net assets	$1,400,741,472

Class A
Net assets applicable to outstanding shares	$597,790,879

Shares of beneficial interest outstanding	12,566,254

Net asset value per share outstanding	$47.57
Maximum sales charge (3.00% of offering price)	1.47

Maximum offering price per share outstanding	$49.04

Investor Class
Net assets applicable to outstanding shares	$46,998,921

Shares of beneficial interest outstanding	989,205

Net asset value per share outstanding	$47.51
Maximum sales charge (3.00% of offering price)	1.47

Maximum offering price per share outstanding	$48.98

Class I
Net assets applicable to outstanding shares	$755,951,672

Shares of beneficial interest outstanding	15,710,191

Net asset value and offering price per share outstanding	$48.12

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends	$39,921,423
Interest	106,509

Total income	40,027,932

Expenses
Manager (See Note 3)	4,320,715
Transfer agent (See Note 3)	1,745,980
Distribution/Service—Class A (See Note 3)	1,403,242
Distribution/Service—Investor Class (See Note 3)	105,525
Professional fees	141,803
Shareholder communication	62,074
Custodian	61,503
Registration	54,197
Trustees	46,694
Miscellaneous	81,842

Total expenses before waiver/reimbursement	8,023,575
Expense waiver/reimbursement from Manager (See Note 3)	(169,445)
Reimbursement from custodian (a)	(46,879)

Net expenses	7,807,251

Net investment income (loss)	32,220,681

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions (b)	404,989,224
Futures transactions	531,637

Net realized gain (loss) on investments and futures transactions	405,520,861

Net change in unrealized appreciation (depreciation) on:
Investments	(355,610,364)
Futures contracts	(1,802,202)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(357,412,566)

Net realized and unrealized gain (loss) on investments and futures transactions	48,108,295

Net increase (decrease) in net assets resulting from operations	$80,328,976

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

(b)	Includes realized net gain of $251,226,506 due to in-kind redemptions during the year ended October 31, 2016 (See note 10).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$32,220,681	$33,956,754
Net realized gain (loss) on investments and futures transactions	405,520,861	85,353,561
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(357,412,566)	(18,261,197)

Net increase (decrease) in net assets resulting from operations	80,328,976	101,049,118

Dividends and distributions to shareholders:
From net investment income:
Class A	(8,618,257)	(7,384,398)
Investor Class	(564,071)	(413,665)
Class I	(24,298,841)	(22,635,049)

	(33,481,169)	(30,433,112)

From net realized gain on investments:
Class A	(20,647,495)	(1,088,385)
Investor Class	(1,435,303)	(65,162)
Class I	(49,966,593)	(2,829,480)

	(72,049,391)	(3,983,027)

Total dividends and distributions to shareholders	(105,530,560)	(34,416,139)

Capital share transactions:
Net proceeds from sale of shares	319,927,703	438,722,370
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	104,647,161	34,158,477
Cost of shares redeemed (a)	(1,007,979,010)	(610,315,406)

Increase (decrease) in net assets derived from capital share transactions	(583,404,146)	(137,434,559)

Net increase (decrease) in net assets	(608,605,730)	(70,801,580)

Net Assets
Beginning of year	2,009,347,202	2,080,148,782

End of year	$1,400,741,472	$2,009,347,202

Undistributed net investment income at end of year	$26,880,169	$26,542,365

(a)	Includes in-kind redemptions in the amount of $502,767,101 during the year ended October 31, 2016.

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$48.27	$46.85	$40.75	$32.74	$28.99

Net investment income (loss) (a)	0.74	0.70	0.60	0.57	0.47
Net realized and unrealized gain (loss) on investments	1.06	1.44	6.09	7.94	3.70
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	(0.00)‡

Total from investment operations	1.80	2.14	6.69	8.51	4.17

Less dividends and distributions:
From net investment income	(0.74)	(0.63)	(0.59)	(0.50)	(0.42)
From net realized gain on investments	(1.76)	(0.09)	—	—	—

Total dividends and distributions	(2.50)	(0.72)	(0.59)	(0.50)	(0.42)

Net asset value at end of year	$47.57	$48.27	$46.85	$40.75	$32.74

Total investment return (b)	3.92%	4.60%	16.59%	26.38%	14.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%	1.48%	1.37%	1.58%	1.47%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.61%	0.60%	0.62%	0.65%	0.68%
Portfolio turnover rate	4%	4%	4%	3%	9%
Net assets at end of year (in 000’s)	$597,791	$566,621	$549,803	$470,293	$408,258

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$48.22	$46.81	$40.73	$32.73	$28.98

Net investment income (loss) (a)	0.69	0.65	0.55	0.53	0.44
Net realized and unrealized gain (loss) on investments	1.05	1.44	6.08	7.94	3.70
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	(0.00)‡

Total from investment operations	1.74	2.09	6.63	8.47	4.14

Less dividends and distributions:
From net investment income	(0.69)	(0.59)	(0.55)	(0.47)	(0.39)
From net realized gain on investments	(1.76)	(0.09)	—	—	—

Total dividends and distributions	(2.45)	(0.68)	(0.55)	(0.47)	(0.39)

Net asset value at end of year	$47.51	$48.22	$46.81	$40.73	$32.73

Total investment return (b)	3.81%	4.49%	16.45%	26.24%	14.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%	1.37%	1.27%	1.47%	1.42%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.84%	0.81%	0.80%	0.83%	0.87%
Portfolio turnover rate	4%	4%	4%	3%	9%
Net assets at end of year (in 000’s)	$46,999	$39,219	$32,469	$27,916	$21,475

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$48.81	$47.35	$41.17	$33.06	$29.28

Net investment income (loss) (a)	0.87	0.83	0.71	0.67	0.55
Net realized and unrealized gain (loss) on investments	1.06	1.46	6.15	8.01	3.73
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—	—	(0.00)‡

Total from investment operations	1.93	2.29	6.86	8.68	4.28

Less dividends and distributions:
From net investment income	(0.86)	(0.74)	(0.68)	(0.57)	(0.50)
From net realized gain on investments	(1.76)	(0.09)	—	—	—

Total dividends and distributions	(2.62)	(0.83)	(0.68)	(0.57)	(0.50)

Net asset value at end of year	$48.12	$48.81	$47.35	$41.17	$33.06

Total investment return (b)	4.17%	4.88%	16.88%	26.70%	14.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	1.74%	1.62%	1.83%	1.77%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.35%	0.35%	0.37%	0.40%	0.43%
Portfolio turnover rate	4%	4%	4%	3%	9%
Net assets at end of year (in 000’s)	$755,952	$1,403,507	$1,497,877	$1,344,989	$1,206,641

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee under a distributions plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

23

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

24	MainStay S&P 500 Index Fund

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as equity price risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are

25

Notes to Financial Statements (continued)

conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instrument as of October 31, 2016:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(394,906)	$(394,906)

Total Fair Value		$(394,906)	$(394,906)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$531,637	$531,637

Total Realized Gain (Loss)		$531,637	$531,637

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,802,202)	$(1,802,202)

Total Change in Unrealized Appreciation (Depreciation)		$(1,802,202)	$(1,802,202)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$67,572,960	$67,572,960

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

26	MainStay S&P 500 Index Fund

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an amended and restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. During the year ended October 31, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $4,320,715 and waived its fees and/or reimbursed expenses in the amount of $169,445.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $42,825 and $21,224, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares of $287 and $37, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$516,145
Investor Class	136,142
Class I	1,093,693

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$27,325,321	$92,814,861	$—	$798,234,466	$918,374,648

27

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, tax adjustments pertaining to corporate actions, return of capital distributions received and mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,598,292	$(291,452,281)	$289,853,989

The reclassifications for the Fund are primarily due to return of capital distributions, capital gain distributions from REITs, tax adjustments pertaining to corporate actions, in-kind redemptions, and distributions in connection with redemption of fund shares.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$35,864,226	$30,433,112
Long-term Capital Gain	69,666,334	3,983,027
Total	$105,530,560	$34,416,139

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was

$600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $69,635 and $804,664 respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,170,137	$100,517,768
Shares issued to shareholders in reinvestment of dividends and distributions	620,657	28,450,950
Shares redeemed	(2,017,214)	(92,535,517)

Net increase (decrease) in shares outstanding before conversion	773,580	36,433,201
Shares converted into Class A (See Note 1)	71,922	3,350,167
Shares converted from Class A (See Note 1)	(16,789)	(784,562)

Net increase (decrease)	828,713	$38,998,806

Year ended October 31, 2015:
Shares sold	1,610,853	$76,066,723
Shares issued to shareholders in reinvestment of dividends and distributions	174,339	8,232,273
Shares redeemed	(1,804,710)	(85,542,410)

Net increase (decrease) in shares outstanding before conversion	(19,518)	(1,243,414)
Shares converted into Class A (See Note 1)	50,354	2,432,458
Shares converted from Class A (See Note 1)	(29,051)	(1,327,037)

Net increase (decrease)	1,785	$(137,993)

28	MainStay S&P 500 Index Fund

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	312,853	$14,428,690
Shares issued to shareholders in reinvestment of dividends and distributions	43,564	1,996,026
Shares redeemed	(125,299)	(5,783,487)

Net increase (decrease) in shares outstanding before conversion	231,118	10,641,229
Shares converted into Investor Class (See Note 1)	16,804	784,562
Shares converted from Investor Class (See Note 1)	(71,982)	(3,350,167)

Net increase (decrease)	175,940	$8,075,624

Year ended October 31, 2015:
Shares sold	242,522	$11,525,322
Shares issued to shareholders in reinvestment of dividends and distributions	10,120	477,845
Shares redeemed	(111,731)	(5,272,681)

Net increase (decrease) in shares outstanding before conversion	140,911	6,730,486
Shares converted into Investor Class (See Note 1)	29,073	1,327,037
Shares converted from Investor Class (See Note 1)	(50,372)	(2,432,458)

Net increase (decrease)	119,612	$5,625,065

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	4,406,303	$204,981,245
Shares issued to shareholders in reinvestment of dividends and distributions	1,603,982	74,200,185
Shares redeemed (a)	(19,056,937)	(909,660,006)

Net increase (decrease)	(13,046,652)	$(630,478,576)

Year ended October 31, 2015:
Shares sold	7,443,308	$351,130,325
Shares issued to shareholders in reinvestment of dividends and distributions	534,293	25,448,359
Shares redeemed	(10,855,425)	(519,500,315)

Net increase (decrease)	(2,877,824)	$(142,921,631)

(a)	Includes an in-kind redemption in the amount of $502,767,101 during the year ended October 31, 2016 (see note 10)

Note 10–In-Kind Transfer of Securities

During the year ended October 31, 2016, the MainStay S&P 500 Index Fund redeemed shares of beneficial interest in exchange for securities. Cash and securities were transferred at their current value on the date of transactions.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
7/19/16	7,126,003	$347,251,572	$176,006,322
10/25/16	3,206,393	$155,515,529	$75,220,184

Note 11–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

29

Notes to Financial Statements (continued)

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 12–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay S&P 500 Index Fund (the “Fund”), one of the funds constituting Mainstay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay S&P 500 Index Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

31

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $119,225,268 as long term capital gain distributions.

For the fiscal year ended October 31, 2016 the Fund designated approximately $35,864,226 under the Internal Revenue Code as Qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 100% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay S&P 500 Index Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

34	MainStay S&P 500 Index Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay S&P 500 Index Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1715991 MS316-16	MSSP11-12/16 (NYLIM) NL226

MainStay Target Date Funds

Message from the President and Annual Report

October 31, 2016

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund(s) during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.77 2.89%	5.16 6.36%	3.76 4.39%	1.25 1.25%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.86 2.79	5.07 6.26	3.68 4.31	1.47 1.47
Class I Shares	No Sales Charge		3.15	6.63	4.65	1.00
Class R1 Shares[4]	No Sales Charge		3.09	6.53	4.56	1.10
Class R2 Shares[5]	No Sales Charge		2.69	6.25	4.30	1.35
Class R3 Shares[6]	No Sales Charge		2.57	6.02	4.04	1.60

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	4.51%	13.57%	6.05%
MSCI EAFE® Index[8]	–3.23	4.99	–0.44
Bloomberg Barclays U.S. Aggregate Bond Index[9]	4.37	2.90	4.80
Retirement 2010 Composite Index[10]	4.04	6.93	4.63
Average Lipper Mixed-Asset Target 2010 Fund[11]	3.57	5.50	3.46

7.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2010 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,025.10	$1.88	$1,023.30	$1.88

Investor Class Shares	$1,000.00	$1,024.00	$2.39	$1,022.80	$2.39

Class I Shares	$1,000.00	$1,025.90	$0.61	$1,024.50	$0.61

Class R1 Shares	$1,000.00	$1,026.90	$1.12	$1,024.00	$1.12

Class R2 Shares	$1,000.00	$1,024.00	$2.44	$1,022.70	$2.44

Class R3 Shares	$1,000.00	$1,023.60	$3.76	$1,021.40	$3.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.48% for Class R2 and 0.74% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

7

Investment Objectives of Underlying Funds as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 2.89% for Class A shares and 2.79% for Investor Class shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 3.15%, Class R1 shares returned 3.09%, Class R2 shares returned 2.69% and Class R3 shares returned 2.57%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.23% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2016, all share classes underperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 and the 4.04% return of the Retirement 2010 Composite Index.2 The Bloomberg Barclays U.S. Aggregate Bond Index and the Retirement 2010 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 3.57% return of the Average Lipper3 Mixed-Asset Target 2010 Fund for the 12 months ended October 31, 2016. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities detracted slightly from relative performance because fixed-income securities on the whole tended to slightly underperform U.S. large-cap stocks.

The Retirement 2010 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from performance, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay Common Stock Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

The Fund’s relative performance also suffered from a decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred: U.S. Treasury yields fell, and stocks that offered high dividends outperformed those that did not by very wide margins. As a result, the Fund’s decision to hold only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks, detracted from relative performance.

Asset class policy effectively made no contribution to the Fund’s active return. (Contributions take weightings and total returns into account.) During the reporting period, many major asset classes saw generally similar return levels. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund maintained a general bias toward stocks over bonds and toward stocks in international markets in particular prior to the U.K. vote to exit the European Union (“Brexit”). This strategy was reversed after the British referendum but detracted from performance. The resulting shortfall, however, was mostly offset by a tilt toward value stocks over growth stocks, a preference for small-capitalization companies over large-capitalization companies in the U.S. market, a bias toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads were especially wide. As a result, asset class policy had an essentially neutral impact on the Fund’s performance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities. It also leaned toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. Because we believed that the negative effects of a strong dollar had begun to subside, that energy and metals prices were on the rebound, and that revenues appeared to be poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. During the reporting period, corporate profits grew but at a rate that was relatively subdued.

The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. Before Brexit, the Fund weighted stocks in international markets somewhat more heavily than the Retirement 2010 Composite Index, although this position was reversed following the U.K. referendum. At that time, holdings of emerging-market equities were increased and U.S. positions were firmly skewed toward smaller companies that are considered to be value stocks based on price multiples.

While U.S. Treasury yields remained at low levels, as they have for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff to be undesirable. In our opinion, investors are not being well rewarded for the risk they would bear if rates were to start moving markedly higher—a scenario we found plausible. For this reason, we steered the Fund somewhat away from long-duration, high-quality bonds, redirecting those assets to a combination of speculative-grade bonds and short-duration assets.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as the Fund established new positions during the reporting period. Among them were new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter was promptly closed following the Brexit vote. With the U.S. economy stronger than that of most other developed nations and the potential for tighter monetary policy looming on the horizon, we acknowledged that further dollar strength was not out of the question. In our opinion, hedged vehicles could help the Fund mitigate the related risks. Those new investments were sourced from reductions in the Fund’s positions in MainStay ICAP International Fund and MainStay International Equity Fund.

The Fund also established a new position in IQ Enhanced Core Bond U.S. ETF. This is a “smart beta”5 product that attempts to dynamically adjust exposure to segments of the fixed-income market. We viewed this ETF as a compelling way to diversify across management styles while lowering acquired Underlying Fund expenses.

During the reporting period, the Fund increased its position in MainStay High Yield Corporate Bond Fund. Credit spreads widened substantially through the fall of 2015 and into the first part of winter 2016. In our opinion, however, fear was outpacing deteriorating fundamentals and the available spreads represented an attractive buying opportunity. Spreads later narrowed somewhat as asset flows returned, and junk bonds rallied.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to excess new supply and fears of waning demand from China. Our view was that capital-expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut, reestablish equilibrium, put a floor under pricing and enable materials and energy companies to see their businesses recover. Largely for the same reason, the Fund established a position in VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and increased the position during the reporting period.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from VanEck Vectors India Small-Cap Index ETF and SPDR S&P Emerging Markets Small

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay Retirement 2010 Fund

Cap ETF. The Underlying Equity Funds that posted the lowest total returns were iShares MSCI Poland Capped ETF and iShares MSCI Frontier 100 ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The most substantial positive contributions to the Fund’s performance came from iShares Russell 2000 Index ETF and IQ 50 Percent Hedged FTSE International ETF. The most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay ICAP Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields at the long end of the yield curve.6 Lower long-term yields and a slight rise in the yield on two-year notes caused the yield curve to flatten, which detracted from the performance of Underlying Fixed-Income Funds with a duration shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. Ten-year U.S. Treasury bonds bounced modestly since early July but remained near historic lows, while government bonds in some other Western nations continued to trade in negative territory. Meanwhile, credit spreads7 widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States might have been heading toward recession. Rebounding oil prices and improving data at home and abroad have helped alleviate some of those fears, allowing spreads to contract back to the levels of mid-2015. Underlying Fixed-Income Funds that invest in spread product generally perform poorly when spreads widen but perform well when spreads contract.

Which fixed-income market segments were strong performers and which segments were weak?

Riskier security types, including speculative-grade bonds and emerging-market debt had strong performance during the reporting period. Higher-quality bonds also finished the reporting period in positive territory but provided lower total returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund made the most significant positive contributions to the performance of the fixed-income portion of the Fund. No Underlying Fixed-Income Funds in which the Fund was invested for the entire reporting period generated negative performance. A position in the Fund’s cash sweep account had a minimal impact on the Fund’s performance, and the contribution from a new position in the IQ Enhanced Core Plus Bond U.S. ETF was small.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2016

	Shares	Value
Affiliated Investment Companies 84.2%†
Equity Funds 25.7%
IQ 50 Percent Hedged FTSE International ETF	54,213	$974,891
IQ Global Resources ETF	8,575	222,864
MainStay Common Stock Fund Class I	106,270	2,129,645
MainStay Epoch International Small Cap Fund Class I	14,291	298,674
MainStay Epoch U.S. All Cap Fund Class I	94,751	2,422,787
MainStay Epoch U.S. Equity Yield Fund Class I	13,100	187,980
MainStay ICAP Equity Fund Class I	26,213	1,083,900
MainStay ICAP International Fund Class I	1,923	58,568
MainStay International Equity Fund Class I	52	713
MainStay Large Cap Growth Fund Class I	133,528	1,288,549
MainStay MAP Fund Class I	64,017	2,363,502
MainStay S&P 500 Index Fund Class I	32,209	1,549,899

Total Equity Funds (Cost $9,894,615)		12,581,972

Fixed Income Funds 58.5%
IQ Enhanced Core Bond U.S. ETF	116,013	2,329,541
IQ Enhanced Core Plus Bond U.S. ETF	386	7,786
MainStay Floating Rate Fund Class I	89,520	831,642
MainStay High Yield Corporate Bond Fund Class I	430,701	2,476,533
MainStay Indexed Bond Fund Class I	872,674	9,616,871
MainStay Short Duration High Yield Fund Class I	127,260	1,259,874
MainStay Total Return Bond Fund Class I	1,142,313	12,177,060

Total Fixed Income Funds (Cost $28,358,661)		28,699,307

Total Affiliated Investment Companies (Cost $38,253,276)		41,281,279

Unaffiliated Investment Companies 13.8%
Equity Funds 5.9%
iShares MSCI All Country Asia ex-Japan ETF	5,003	294,777
iShares MSCI Frontier 100 ETF	1,754	43,447
iShares MSCI India ETF	1,698	49,310
iShares MSCI Philippines ETF	1,088	38,461
iShares MSCI Poland Capped ETF	1,130	21,007
iShares Russell 2000 Index ETF	18,893	2,238,820
SPDR S&P Emerging Markets Small Cap ETF	3,775	162,325
VanEck Vectors Africa Index ETF	1,201	24,656
VanEck Vectors India Small-Cap Index ETF	752	36,690

Total Equity Funds (Cost $2,720,138)		2,909,493

Fixed Income Funds 7.9%
iShares TIPS Bond ETF	7,830	907,184
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	44,444	834,214

	Shares	Value
Fixed Income Funds (continued)
Vanguard Short-Term Inflation-Protected Securities ETF (a)	42,476	$2,109,358

Total Fixed Income Funds (Cost $3,801,431)		3,850,756

Total Unaffiliated Investment Companies (Cost $6,521,569)		6,760,249

	Principal Amount
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $1,040,777 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.00% and a maturity date of 8/15/18, with a Principal Amount of $1,065,000 and a Market Value of $1,066,331)	$1,040,776	1,040,776

Total Short-Term Investment (Cost $1,040,776)		1,040,776

Total Investments (Cost $45,815,621) (b)	100.1%	49,082,304
Other Assets, Less Liabilities	(0.1)	(50,903)
Net Assets	100.0%	$49,031,401

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of October 31, 2016, cost was $46,298,847 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$2,801,575
Gross unrealized depreciation	(18,118)

Net unrealized appreciation	$2,783,457

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$12,581,972	$—	$—	$12,581,972
Fixed Income Funds	28,699,307	—	—	28,699,307

Total Affiliated Investment Companies	41,281,279	—	—	41,281,279

Unaffiliated Investment Companies
Equity Funds	2,909,493	—	—	2,909,493
Fixed Income Funds	3,850,756	—	—	3,850,756

Total Unaffiliated Investment Companies	6,760,249	—	—	6,760,249

Short-Term Investment
Repurchase Agreement	—	1,040,776	—	1,040,776

Total Investments in Securities	$48,041,528	$1,040,776	$—	$49,082,304

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $38,253,276)	$41,281,279
Investment in unaffiliated investment companies, at value (identified cost $6,521,569)	6,760,249
Repurchase agreement, at value (identified cost $1,040,776)	1,040,776
Receivables:
Fund shares sold	31,183
Manager (See Note 3)	16,778
Other assets	23,561

Total assets	49,153,826

Liabilities
Due to custodian	33,642
Payables:
Fund shares redeemed	25,808
Investment securities purchased	22,403
Transfer agent (See Note 3)	16,915
Professional fees	12,837
Custodian	2,619
NYLIFE Distributors (See Note 3)	2,255
Shareholder communication	1,977
Trustees	141
Accrued expenses	3,828

Total liabilities	122,425

Net assets	$49,031,401

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$4,768
Additional paid-in capital	44,194,383

44,199,151
Undistributed net investment income	950,297
Accumulated net realized gain (loss) on investments	615,270
Net unrealized appreciation (depreciation) on investments	3,266,683

Net assets	$49,031,401

Class A
Net assets applicable to outstanding shares	$6,320,627

Shares of beneficial interest outstanding	618,991

Net asset value per share outstanding	$10.21
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.80

Investor Class
Net assets applicable to outstanding shares	$1,507,867

Shares of beneficial interest outstanding	147,058

Net asset value per share outstanding	$10.25
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price per share outstanding	$10.85

Class I
Net assets applicable to outstanding shares	$38,544,734

Shares of beneficial interest outstanding	3,741,613

Net asset value and offering price per share outstanding	$10.30

Class R1
Net assets applicable to outstanding shares	$24,772

Shares of beneficial interest outstanding	2,406

Net asset value and offering price per share outstanding	$10.30

Class R2
Net assets applicable to outstanding shares	$2,592,381

Shares of beneficial interest outstanding	253,535

Net asset value and offering price per share outstanding	$10.22

Class R3
Net assets applicable to outstanding shares	$41,020

Shares of beneficial interest outstanding	3,945

Net asset value and offering price per share outstanding	$10.40

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,411,670
Dividend distributions from unaffiliated investment companies	90,041
Interest	314

Total income	1,502,025

Expenses
Transfer agent (See Note 3)	102,885
Registration	68,604
Manager (See Note 3)	61,921
Distribution/Service—Class A (See Note 3)	17,430
Distribution/Service—Investor Class (See Note 3)	3,595
Distribution/Service—Class R2 (See Note 3)	6,197
Distribution/Service—Class R3 (See Note 3)	94
Professional fees	46,399
Shareholder service (See Note 3)	14,931
Custodian	6,578
Shareholder communication	5,021
Trustees	1,544
Miscellaneous	9,162

Total expenses before waiver/reimbursement	344,361
Expense waiver/reimbursement from Manager (See Note 3)	(223,274)
Reimbursement from custodian (a)	(17,471)

Net expenses	103,616

Net investment income (loss)	1,398,409

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	489,253
Unaffiliated investment company transactions	(163,848)
Realized capital gain distributions from affiliated investment companies	1,667,556

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,992,961

Net change in unrealized appreciation (depreciation) on investments	(1,320,708)

Net realized and unrealized gain (loss) on investments	672,253

Net increase (decrease) in net assets resulting from operations	$2,070,662

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,398,409	$1,484,219
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	1,992,961	1,562,080
Net change in unrealized appreciation (depreciation) on investments	(1,320,708)	(2,094,632)

Net increase (decrease) in net assets resulting from operations	2,070,662	951,667

Dividends and distributions to shareholders:
From net investment income:
Class A	(157,403)	(184,184)
Investor Class	(28,056)	(20,835)
Class I	(929,470)	(910,631)
Class R1	(360,643)	(334,395)
Class R2	(49,796)	(43,460)
Class R3	(187)	(142)

	(1,525,555)	(1,493,647)

From net realized gain on investments:
Class A	(154,293)	(249,564)
Investor Class	(28,584)	(32,806)
Class I	(811,702)	(1,078,796)
Class R1	(323,018)	(417,833)
Class R2	(50,898)	(65,500)
Class R3	(219)	(254)

	(1,368,714)	(1,844,753)

Total dividends and distributions to shareholders	(2,894,269)	(3,338,400)

Capital share transactions:
Net proceeds from sale of shares	7,841,541	13,106,880
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,894,270	3,336,802
Cost of shares redeemed	(27,310,980)	(23,487,907)

Increase (decrease) in net assets derived from capital share transactions	(16,575,169)	(7,044,225)

Net increase (decrease) in net assets	(17,398,776)	(9,430,958)

Net Assets
Beginning of year	66,430,177	75,861,135

End of year	$49,031,401	$66,430,177

Undistributed net investment income at end of year	$950,297	$908,837

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.37		$10.70	$10.74	$10.10	$10.01

Net investment income (loss) (a)	0.21		0.21	0.18	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.07		(0.09)	0.49	0.99	0.68

Total from investment operations	0.28		0.12	0.67	1.17	0.87

Less dividends and distributions:
From net investment income	(0.22)		(0.19)	(0.20)	(0.28)	(0.22)
From net realized gain on investments	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)

Total dividends and distributions	(0.44)		(0.45)	(0.71)	(0.53)	(0.78)

Net asset value at end of year	$10.21		$10.37	$10.70	$10.74	$10.10

Total investment return (b)	2.89%		1.21%	6.54%	12.16%	9.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06	%(d)	2.03%	1.75%	1.78%	1.93%
Net expenses (c)	0.35	%(e)	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.73%		0.68%	0.67%	0.75%	0.69%
Portfolio turnover rate	45%		48%	69%	82%	95%
Net assets at end of year (in 000’s)	$6,321		$7,498	$9,099	$24,907	$6,064

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.05%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.41		$10.73	$10.77	$10.13	$10.03

Net investment income (loss) (a)	0.20		0.19	0.18	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.07		(0.08)	0.48	0.97	0.69

Total from investment operations	0.27		0.11	0.66	1.16	0.87

Less dividends and distributions:
From net investment income	(0.21)		(0.17)	(0.19)	(0.27)	(0.21)
From net realized gain on investments	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)

Total dividends and distributions	(0.43)		(0.43)	(0.70)	(0.52)	(0.77)

Net asset value at end of year	$10.25		$10.41	$10.73	$10.77	$10.13

Total investment return (b)	2.79%		1.04%	6.46%	12.06%	9.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%(d)	1.79%	1.67%	1.81%	1.79%
Net expenses (c)	0.45	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	1.02%		0.90%	0.76%	1.01%	1.11%
Portfolio turnover rate	45%		48%	69%	82%	95%
Net assets at end of year (in 000’s)	$1,508		$1,389	$1,343	$1,245	$977

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.46		$10.79	$10.83	$10.19	$10.08

Net investment income (loss) (a)	0.23		0.23	0.21	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.08		(0.08)	0.49	0.98	0.69

Total from investment operations	0.31		0.15	0.70	1.20	0.91

Less dividends and distributions:
From net investment income	(0.25)		(0.22)	(0.23)	(0.31)	(0.24)
From net realized gain on investments	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)

Total dividends and distributions	(0.47)		(0.48)	(0.74)	(0.56)	(0.80)

Net asset value at end of year	$10.30		$10.46	$10.79	$10.83	$10.19

Total investment return (b)	3.15%		1.46%	6.79%	12.41%	9.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31	%(d)	2.17%	2.02%	2.18%	2.25%
Net expenses (c)	0.10	%(e)	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.49%		0.43%	0.42%	0.50%	0.44%
Portfolio turnover rate	45%		48%	69%	82%	95%
Net assets at end of year (in 000’s)	$38,545		$39,519	$45,279	$31,739	$29,583

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.30%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,			August 21, 2014** through October 31,
Class R1	2016		2015	2014
Net asset value at beginning of period	$10.46		$10.79	$10.78

Net investment income (loss) (a)	0.23		0.22	0.04
Net realized and unrealized gain (loss) on investments	0.07		(0.08)	(0.03)

Total from investment operations	0.30		0.14	0.01

Less dividends and distributions:
From net investment income	(0.24)		(0.21)	—
From net realized gain on investments	(0.22)		(0.26)	—

Total dividends and distributions	(0.46)		(0.47)	—

Net asset value at end of period	$10.30		$10.46	$10.79

Total investment return (b)	3.09%		1.35%	0.09	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29	%(f)	2.06%	2.07	%††
Net expenses (e)	0.19	%(g)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.56%		0.53%	0.54	%††
Portfolio turnover rate	45%		48%	69%
Net assets at end of period (in 000’s)	$25		$15,645	$17,477

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net investment income (loss) would have been 2.28%.
(g)	Without the custody fee reimbursement, net expenses would have been 0.22%.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.39		$10.71	$10.75	$10.12	$10.01

Net investment income (loss) (a)	0.20		0.19	0.17	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.06		(0.08)	0.50	0.94	0.70

Total from investment operations	0.26		0.11	0.67	1.15	0.88

Less dividends and distributions:
From net investment income	(0.21)		(0.17)	(0.20)	(0.27)	(0.21)
From net realized gain on investments	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)

Total dividends and distributions	(0.43)		(0.43)	(0.71)	(0.52)	(0.77)

Net asset value at end of year	$10.22		$10.39	$10.71	$10.75	$10.12

Total investment return (b)	2.69%		1.11%	6.58%	11.91%	9.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97	%(d)	1.79%	1.65%	2.02%	1.82%
Net expenses (c)	0.45	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.84%		0.78%	0.77%	0.85%	0.79%
Portfolio turnover rate	45%		48%	69%	82%	95%
Net assets at end of year (in 000’s)	$2,592		$2,368	$2,652	$2,428	$16,234

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.96%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.55		$10.87	$10.73	$10.09	$10.00

Net investment income (loss) (a)	0.18		0.17	0.15	0.19	0.15
Net realized and unrealized gain (loss) on investments	0.08		(0.08)	0.50	0.94	0.69

Total from investment operations	0.26		0.09	0.65	1.13	0.84

Less dividends and distributions:
From net investment income	(0.19)		(0.15)	—	(0.24)	(0.19)
From net realized gain on investments	(0.22)		(0.26)	(0.51)	(0.25)	(0.56)

Total dividends and distributions	(0.41)		(0.41)	(0.51)	(0.49)	(0.75)

Net asset value at end of year	$10.40		$10.55	$10.87	$10.73	$10.09

Total investment return (b)	2.57%		0.83%	6.27%	11.76%	9.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75	%(d)	1.55%	1.44%	1.84%	1.55%
Net expenses (c)	0.67	%(e)	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	1.13%		1.03%	1.02%	1.10%	1.04%
Portfolio turnover rate	45%		48%	69%	82%	95%
Net assets at end of year (in 000’s)	$41		$11	$11	$13	$867

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.69%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.62 1.99%	6.13 7.34%	3.58 4.21%	1.14 1.14%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.80 1.80	6.02 7.22	3.48 4.11	1.30 1.30
Class I Shares	No Sales Charge		2.24	7.61	4.46	0.89
Class R1 Shares[4]	No Sales Charge		2.03	7.49	4.35	0.99
Class R2 Shares[5]	No Sales Charge		1.80	7.19	4.10	1.24
Class R3 Shares[6]	No Sales Charge		1.57	6.93	3.83	1.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	4.51%	13.57%	6.05%
MSCI EAFE® Index[8]	–3.23	4.99	–0.44
Bloomberg Barclays U.S. Aggregate Bond Index[9]	4.37	2.90	4.80
Retirement 2020 Composite Index[10]	3.62	8.14	4.52
Average Lipper Mixed-Asset Target 2020 Fund[11]	3.30	5.99	3.22

7.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-
throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2020 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016 to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,027.40	$1.94	$1,023.20	$1.93

Investor Class Shares	$1,000.00	$1,026.30	$2.44	$1,022.70	$2.44

Class I Shares	$1,000.00	$1,028.20	$0.66	$1,024.50	$0.66

Class R1 Shares	$1,000.00	$1,027.20	$1.12	$1,024.00	$1.12

Class R2 Shares	$1,000.00	$1,026.40	$2.39	$1,022.80	$2.39

Class R3 Shares	$1,000.00	$1,024.20	$3.66	$1,021.50	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.38% for Class A, 0.48% for Investor Class, 0.13% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 1.99% for Class A shares and 1.80% for Investor Class shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 2.24%, Class R1 shares returned 2.03%, Class R2 shares returned 1.80% and Class R3 shares returned 1.57%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.23% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2016, all share classes underperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 and the 3.62% return of the Retirement 2020 Composite Index.2 The Bloomberg Barclays U.S. Aggregate Bond Index and the Retirement 2020 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 3.30% return of the Average Lipper3 Mixed-Asset Target 2020 Fund for the 12 months ended October 31, 2016. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities detracted slightly from relative performance because fixed-income securities on the whole tended to slightly underperform U.S. large-cap stocks.

The Retirement 2020 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from performance, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay Common Stock Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

The Fund’s relative performance also suffered from a decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred: U.S. Treasury yields fell, and stocks that offered high dividends outperformed those that did not by very wide margins. As a result, the Fund’s decision to hold only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks, detracted from relative performance.

Asset class policy effectively made no contribution to the Fund’s active return. (Contributions take weightings and total returns into account.) During the reporting period, many major asset classes saw generally similar return levels. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund maintained a general bias toward stocks over bonds and toward stocks in international markets in particular prior to the U.K. vote to exit the European Union (“Brexit”). This strategy was reversed after the British referendum but detracted from performance. The resulting shortfall, however, was fully offset by a tilt toward value stocks over growth stocks, a preference for small-capitalization companies over large-capitalization companies in the U.S. market, a bias toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads were especially wide. As a result, asset class policy had an essentially neutral impact on the Fund’s performance.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capital-

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on Lipper Inc.

24	MainStay Retirement 2020 Fund

ization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities. It also leaned toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. Because we believed that the negative effects of a strong dollar had begun to subside, that energy and metals prices were on the rebound, and that revenues appeared to be poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. During the reporting period, corporate profits grew but at a rate that was relatively subdued.

The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. Before Brexit, the Fund weighted stocks in international markets somewhat more heavily than the Retirement 2020 Composite Index, although this position was reversed following the U.K. referendum. At that time, holdings of emerging-market equities were increased and U.S. positions were firmly skewed toward smaller companies that are considered to be value stocks based on price multiples.

While U.S. Treasury yields remained at low levels, as they have for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff to be undesirable. In our opinion, investors are not being well rewarded for the risk they would bear if rates were to start moving markedly higher—a scenario we found plausible. For this reason, we steered the Fund somewhat away from long-duration, high-quality bonds, redirecting those assets to a combination of speculative-grade bonds and short-duration assets.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as the Fund established new positions during the reporting period. Among them were new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter was promptly closed following the Brexit vote. With the U.S. economy stronger than that of most other developed nations and the potential for tighter monetary policy looming on the horizon, we acknowledged that further dollar strength was not out of the question. In our opinion, hedged vehicles could help the Fund mitigate the related risks. Those new investments were sourced from reductions in the Fund’s positions in MainStay ICAP International Fund and MainStay International Equity Fund.

The Fund also established a new position in IQ Enhanced Core Bond U.S. ETF. This is a “smart beta”5 product that attempts to dynamically adjust exposure to segments of the fixed-income market. We viewed this ETF as a compelling way to diversify across management styles while lowering acquired Underlying Fund expenses.

During the reporting period, the Fund increased its position in MainStay High Yield Corporate Bond Fund. Credit spreads widened substantially through the fall of 2015 and into the first part of winter 2016. In our opinion, however, fear was outpacing deteriorating fundamentals and the available spreads represented an attractive buying opportunity. Spreads later narrowed somewhat as asset flows returned, and junk bonds rallied.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to excess new supply and fears of waning demand from China. Our view was that capital-expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut, reestablish equilibrium, put a floor under pricing and enable materials and energy companies to see their businesses recover. Largely for the same reason, the Fund established a position in VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and increased the position during the reporting period.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from VanEck Vectors India Small-Cap Index ETF and SPDR S&P Emerging Markets Small

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

25

Cap ETF. The Underlying Equity Funds that posted the lowest total returns were iShares MSCI Poland Capped ETF and iShares MSCI Frontier 100 ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The most substantial positive contributions to the Fund’s performance came from iShares Russell 2000 Index ETF and MainStay S&P 500 Index Fund. The most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay ICAP Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields at the long end of the yield curve.6 Lower long-term yields and a slight rise in the yield on two-year notes caused the yield curve to flatten, which detracted from the performance of Underlying Fixed-Income Funds with a duration shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. Ten-year U.S. Treasury bonds bounced modestly since early July but remained near historic lows, while government bonds in some other Western nations continued to trade in negative territory. Meanwhile, credit spreads7 widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States might have been heading toward recession. Rebounding oil prices and improving data at home and abroad have helped alleviate some of those fears, allowing spreads to contract back to the levels of mid-2015. Underlying Fixed-Income Funds that invest in spread product generally perform poorly when spreads widen but perform well when spreads contract.

Which fixed-income market segments were strong performers and which segments were weak?

Riskier security types, including speculative-grade bonds and emerging-market debt had strong performance during the reporting period. Higher-quality bonds also finished the reporting period in positive territory but provided lower total returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Total Return Bond Fund was the most significant contributor to performance in the fixed-income portion of the Fund, followed by a position in MainStay High Yield Corporate Bond Fund. No Underlying Fixed-Income Fund in which the Fund was invested for the entire reporting period generated negative performance. A position in the Fund’s cash sweep account had a minimal impact on the Fund’s performance, and the contribution from a new position in the IQ Enhanced Core Plus Bond U.S. ETF was small.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Retirement 2020 Fund

Portfolio of Investments October 31, 2016

	Shares	Value
Affiliated Investment Companies 83.0%†
Equity Funds 42.5%
IQ 50 Percent Hedged FTSE International ETF	129,733	$2,332,937
IQ Global Resources ETF	42,580	1,106,654
MainStay Common Stock Fund Class I (a)	506,487	10,150,003
MainStay Epoch International Small Cap Fund Class I (a)	133,838	2,797,208
MainStay Epoch U.S. All Cap Fund Class I	418,865	10,710,378
MainStay Epoch U.S. Equity Yield Fund Class I	43,369	622,347
MainStay ICAP Equity Fund Class I	141,105	5,834,704
MainStay ICAP International Fund Class I	122,145	3,720,547
MainStay International Equity Fund Class I	94,180	1,279,900
MainStay Large Cap Growth Fund Class I	621,648	5,998,906
MainStay MAP Fund Class I	291,287	10,754,328
MainStay S&P 500 Index Fund Class I	140,523	6,761,967

Total Equity Funds (Cost $50,882,376)		62,069,879

Fixed Income Funds 40.5%
IQ Enhanced Core Bond U.S. ETF (a)	312,486	6,274,719
IQ Enhanced Core Plus Bond U.S. ETF	37,224	750,808
MainStay Floating Rate Fund Class I	179,980	1,672,019
MainStay High Yield Corporate Bond Fund Class I	895,570	5,149,528
MainStay Indexed Bond Fund Class I	815,926	8,991,501
MainStay Short Duration High Yield Fund Class I	384,630	3,807,835
MainStay Total Return Bond Fund Class I	3,047,448	32,485,796

Total Fixed Income Funds (Cost $58,541,039)		59,132,206

Total Affiliated Investment Companies (Cost $109,423,415)		121,202,085

Unaffiliated Investment Companies 14.0%
Equity Funds 9.0%
iShares MSCI All Country Asia ex-Japan ETF	32,956	1,941,767
iShares MSCI Frontier 100 ETF	10,419	258,079
iShares MSCI India ETF	10,048	291,794
iShares MSCI Philippines ETF	6,310	223,058
iShares MSCI Poland Capped ETF	7,540	140,169
iShares Russell 2000 Index ETF	73,946	8,762,601
SPDR S&P Emerging Markets Small Cap ETF	26,471	1,138,253
VanEck Vectors Africa Index ETF	7,062	144,983
VanEck Vectors India Small-Cap Index ETF	5,162	251,854

Total Equity Funds (Cost $11,826,219)		13,152,558

Fixed Income Funds 5.0%
iShares TIPS Bond ETF	15,819	1,832,789
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	66,110	1,240,885

	Shares	Value
Fixed Income Funds (continued)
Vanguard Short-Term Inflation-Protected Securities ETF (b)	85,433	$4,242,603

Total Fixed Income Funds (Cost $7,152,387)		7,316,277

Total Unaffiliated Investment Companies (Cost $18,978,606)		20,468,835

	Principal Amount
Short-Term Investment 3.0%
Repurchase Agreement 3.0%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $4,433,243 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.00% and a maturity date of 8/15/18, with a Principal Amount of $4,520,000 and a Market Value of $4,525,650)	$4,433,239	4,433,239

Total Short-Term Investment (Cost $4,433,239)		4,433,239

Total Investments (Cost $132,835,260) (c)	100.0%	146,104,159
Other Assets, Less Liabilities	(0.0)‡	(26,367)
Net Assets	100.0%	$146,077,792

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of October 31, 2016, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2016, cost was $134,886,560 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$11,295,433
Gross unrealized depreciation	(77,834)

Net unrealized appreciation	$11,217,599

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$62,069,879	$—	$—	$62,069,879
Fixed Income Funds	59,132,206	—	—	59,132,206

Total Affiliated Investment Companies	121,202,085	—	—	121,202,085

Unaffiliated Investment Companies
Equity Funds	13,152,558	—	—	13,152,558
Fixed Income Funds	7,316,277	—	—	7,316,277

Total Unaffiliated Investment Companies	20,468,835	—	—	20,468,835

Short-Term Investment
Repurchase Agreement	—	4,433,239	—	4,433,239

Total Investments in Securities	$141,670,920	$4,433,239	$—	$146,104,159

(a)	For a complete listing of investments see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $109,423,415)	$121,202,085
Investment in unaffiliated investment companies, at value (identified cost $18,978,606)	20,468,835
Repurchase agreement, at value (identified cost $4,433,239)	4,433,239
Receivables:
Fund shares sold	100,471
Manager (See Note 3)	8,691
Dividends and interest	4
Other assets	24,277

Total assets	146,237,602

Liabilities
Due to custodian	92,839
Payables:
Transfer agent (See Note 3)	20,396
Fund shares redeemed	14,253
Professional fees	13,830
NYLIFE Distributors (See Note 3)	6,211
Shareholder communication	5,194
Custodian	2,416
Trustees	408
Accrued expenses	4,263

Total liabilities	159,810

Net assets	$146,077,792

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,830
Additional paid-in capital	129,752,040

129,765,870
Undistributed net investment income	1,848,754
Accumulated net realized gain (loss) on investments	1,194,269
Net unrealized appreciation (depreciation) on investments	13,268,899

Net assets	$146,077,792

Class A
Net assets applicable to outstanding shares	$18,082,757

Shares of beneficial interest outstanding	1,721,124

Net asset value per share outstanding	$10.51
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.12

Investor Class
Net assets applicable to outstanding shares	$8,243,209

Shares of beneficial interest outstanding	783,595

Net asset value per share outstanding	$10.52
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.13

Class I
Net assets applicable to outstanding shares	$116,812,330

Shares of beneficial interest outstanding	11,045,750

Net asset value and offering price per share outstanding	$10.58

Class R1
Net assets applicable to outstanding shares	$24,684

Shares of beneficial interest outstanding	2,334

Net asset value and offering price per share outstanding	$10.57

Class R2
Net assets applicable to outstanding shares	$2,817,524

Shares of beneficial interest outstanding	268,323

Net asset value and offering price per share outstanding	$10.50

Class R3
Net assets applicable to outstanding shares	$97,288

Shares of beneficial interest outstanding	9,186

Net asset value and offering price per share outstanding	$10.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,200,871
Dividend distributions from unaffiliated investment companies	295,107
Interest	1,168

Total income	3,497,146

Expenses
Manager (See Note 3)	167,648
Transfer agent (See Note 3)	120,500
Distribution/Service—Class A (See Note 3)	44,128
Distribution/Service—Investor Class (See Note 3)	19,407
Distribution/Service—Class R2 (See Note 3)	6,758
Distribution/Service—Class R3 (See Note 3)	380
Registration	70,624
Professional fees	50,963
Shareholder service (See Note 3)	28,395
Shareholder communication	13,788
Custodian	7,480
Trustees	4,230
Miscellaneous	11,426

Total expenses before waiver/reimbursement	545,727
Expense waiver/reimbursement from Manager (See Note 3)	(229,336)
Reimbursement from custodian (a)	(17,492)

Net expenses	298,899

Net investment income (loss)	3,198,247

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(938,229)
Unaffiliated investment company transactions	(502,719)
Realized capital gain distributions from affiliated investment companies	6,192,078

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,751,130

Net change in unrealized appreciation (depreciation) on investments	(3,762,915)

Net realized and unrealized gain (loss) on investments	988,215

Net increase (decrease) in net assets resulting from operations	$4,186,462

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,198,247	$3,117,175
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	4,751,130	3,927,976
Net change in unrealized appreciation (depreciation) on investments	(3,762,915)	(4,068,026)

Net increase (decrease) in net assets resulting from operations	4,186,462	2,977,125

Dividends and distributions to shareholders:
From net investment income:
Class A	(338,462)	(360,408)
Investor Class	(134,979)	(97,736)
Class I	(2,425,369)	(2,101,206)
Class R1	(614,005)	(534,673)
Class R2	(48,598)	(72,620)
Class R3	(974)	(933)

	(3,562,387)	(3,167,576)

From net realized gain on investments:
Class A	(408,901)	(480,136)
Investor Class	(171,975)	(141,819)
Class I	(2,601,099)	(2,302,336)
Class R1	(692,417)	(604,926)
Class R2	(61,650)	(101,105)
Class R3	(1,392)	(1,606)

	(3,937,434)	(3,631,928)

Total dividends and distributions to shareholders	(7,499,821)	(6,799,504)

Capital share transactions:
Net proceeds from sale of shares	23,935,776	31,088,360
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,499,571	6,799,377
Cost of shares redeemed	(54,662,968)	(39,689,097)

Increase (decrease) in net assets derived from capital share transactions	(23,227,621)	(1,801,360)

Net increase (decrease) in net assets	(26,540,980)	(5,623,739)

Net Assets
Beginning of year	172,618,772	178,242,511

End of year	$146,077,792	$172,618,772

Undistributed net investment income at end of year	$1,848,754	$1,548,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.76		$10.99	$10.70	$9.65	$9.47

Net investment income (loss) (a)	0.18		0.20	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.02		(0.04)	0.64	1.34	0.71

Total from investment operations	0.20		0.16	0.79	1.50	0.88

Less dividends and distributions:
From net investment income	(0.20)		(0.17)	(0.17)	(0.23)	(0.17)
From net realized gain on investments	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)

Total dividends and distributions	(0.45)		(0.39)	(0.50)	(0.45)	(0.70)

Net asset value at end of year	$10.51		$10.76	$10.99	$10.70	$9.65

Total investment return (b)	1.99%		1.50%	7.59%	16.17%	10.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71	%(d)	1.81%	1.40%	1.56%	1.82%
Net expenses (c)	0.36	%(e)	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.51%		0.50%	0.52%	0.60%	0.60%
Portfolio turnover rate	48%		49%	64%	71%	95%
Net assets at end of year (in 000’s)	$18,083		$17,155	$21,397	$45,057	$12,441

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.70%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.78		$11.00	$10.71	$9.67	$9.48

Net investment income (loss) (a)	0.16		0.16	0.14	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.02		(0.01)	0.64	1.33	0.73

Total from investment operations	0.18		0.15	0.78	1.49	0.88

Less dividends and distributions:
From net investment income	(0.19)		(0.15)	(0.16)	(0.23)	(0.16)
From net realized gain on investments	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)

Total dividends and distributions	(0.44)		0.37	(0.49)	(0.45)	(0.69)

Net asset value at end of year	$10.52		$10.78	$11.00	$10.71	$9.67

Total investment return (b)	1.80%		1.46%	7.51%	15.96%	10.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59	%(d)	1.46%	1.27%	1.63%	1.62%
Net expenses (c)	0.46	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.68%		0.66%	0.69%	0.80%	0.81%
Portfolio turnover rate	48%		49%	64%	71%	95%
Net assets at end of year (in 000’s)	$8,243		$7,395	$6,840	$5,637	$3,803

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.58%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.83		$11.06	$10.76	$9.72	$9.52

Net investment income (loss) (a)	0.20		0.20	0.17	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.03		(0.01)	0.65	1.32	0.73

Total from investment operations	0.23		0.19	0.82	1.52	0.92

Less dividends and distributions:
From net investment income	(0.23)		(0.20)	(0.19)	(0.26)	(0.19)
From net realized gain on investments	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)

Total dividends and distributions	(0.48)		(0.42)	(0.52)	(0.48)	(0.72)

Net asset value at end of year	$10.58		$10.83	$11.06	$10.76	$9.72

Total investment return (b)	2.24%		1.82%	7.90%	16.28%	10.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%(d)	1.82%	1.58%	1.96%	2.05%
Net expenses (c)	0.11	%(e)	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.26%		0.25%	0.26%	0.35%	0.35%
Portfolio turnover rate	48%		49%	64%	71%	95%
Net assets at end of year (in 000’s)	$116,812		$114,763	$114,587	$67,981	$52,164

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,			August 21, 2014** through October 31,
Class R1	2016		2015	2014
Net asset value at beginning of year	$10.83		$11.07	$11.06

Net investment income (loss) (a)	0.20		0.19	0.03
Net realized and unrealized gain (loss) on investments	0.01		(0.01)	(0.02)

Total from investment operations	0.21		0.18	0.01

Less dividends and distributions:
From net investment income	(0.22)		(0.20)	—
From net realized gain on investments	(0.25)		(0.22)	—

Total dividends and distributions	(0.47)		(0.42)	—

Net asset value at end of year	$10.57		$10.83	$11.07

Total investment return (b)	2.03%		1.67%	0.09	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%(f)	1.74%	1.38	% ††
Net expenses (e)	0.21	%(g)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.35%		0.35%	0.35	% ††
Portfolio turnover rate	48%		49%	64%
Net assets at end of year (in 000’s)	$25		$30,610	$30,258

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(g)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.76		$10.99	$10.70	$9.66	$9.47

Net investment income (loss) (a)	0.16		0.17	0.14	0.20	0.15
Net realized and unrealized gain (loss) on investments	0.02		(0.02)	0.64	1.28	0.73

Total from investment operations	0.18		0.15	0.78	1.48	0.88

Less dividends and distributions:
From net investment income	(0.19)		(0.16)	(0.16)	(0.22)	(0.16)
From net realized gain on investments	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)

Total dividends and distributions	(0.44)		(0.38)	(0.49)	(0.44)	(0.69)

Net asset value at end of year	$10.50		$10.76	$10.99	$10.70	$9.66

Total investment return (b)	1.80%		1.43%	7.51%	15.93%	9.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60	%(d)	1.59%	1.26%	2.01%	1.62%
Net expenses (c)	0.46	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.61%		0.60%	0.61%	0.70%	0.70%
Portfolio turnover rate	48%		49%	64%	71%	95%
Net assets at end of year (in 000’s)	$2,818		$2,661	$5,082	$3,908	$25,259

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.59%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.85		$11.08	$10.66	$9.62	$9.45

Net investment income (loss) (a)	0.12		0.17	0.12	0.18	0.13
Net realized and unrealized gain (loss) on investments	0.04		(0.05)	0.63	1.28	0.72

Total from investment operations	0.16		0.12	0.75	1.46	0.85

Less dividends and distributions:
From net investment income	(0.17)		(0.13)	(0.00)‡	(0.20)	(0.15)
From net realized gain on investments	(0.25)		(0.22)	(0.33)	(0.22)	(0.53)

Total dividends and distributions	(0.42)		(0.35)	(0.33)	(0.42)	(0.68)

Net asset value at end of year	$10.59		$10.85	$11.08	$10.66	$9.62

Total investment return (b)	1.57%		1.13%	7.22%	15.71%	9.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13	%(d)	1.52%	1.13%	1.82%	1.41%
Net expenses (c)	0.71	%(e)	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	0.86%		0.85%	0.86%	0.96%	0.95%
Portfolio turnover rate	48%		49%	64%	71%	95%
Net assets at end of year (in 000’s)	$97		$35	$78	$122	$2,085

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.12%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.45 1.11%	7.13 8.35%	3.36 3.98%	1.18 1.18%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.53 1.02	6.99 8.20	3.25 3.88	1.40 1.40
Class I Shares	No Sales Charge		1.44	8.59	4.24	0.93
Class R1 Shares[4]	No Sales Charge		1.33	8.47	4.13	1.03
Class R2 Shares[5]	No Sales Charge		1.11	8.23	3.87	1.28
Class R3 Shares[6]	No Sales Charge		0.83	7.96	3.62	1.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	4.51%	13.57%	6.05%
MSCI EAFE® Index[8]	–3.23	4.99	–0.44
Bloomberg Barclays U.S. Aggregate Bond Index[9]	4.37	2.90	4.80
Retirement 2030 Composite Index[10]	3.26	9.51	4.54
Average Lipper Mixed-Asset Target 2030 Fund[11]	3.11	7.36	3.28

7.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-
throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2030 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026 to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,028.30	$1.89	$1,023.30	$1.88

Investor Class Shares	$1,000.00	$1,027.30	$2.45	$1,022.70	$2.44

Class I Shares	$1,000.00	$1,030.10	$0.66	$1,024.50	$0.66

Class R1 Shares	$1,000.00	$1,029.10	$1.12	$1,024.00	$1.12

Class R2 Shares	$1,000.00	$1,028.40	$2.45	$1,022.70	$2.44

Class R3 Shares	$1,000.00	$1,027.10	$3.67	$1,021.50	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.48% for Investor Class, 0.13% for Class I, 0.22% for Class R1, 0.48% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

37

Investment Objectives of Underlying Funds as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 1.11% for Class A shares and 1.02% for Investor Class shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 1.44%, Class R1 shares returned 1.33%, Class R2 shares returned 1.11% and Class R3 shares returned 0.83%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.23% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2016, all share classes underperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 and the 3.26% return of the Retirement 2030 Composite Index.2 The Bloomberg Barclays U.S. Aggregate Bond Index and the Retirement 2030 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 3.11% return of the Average Lipper3 Mixed-Asset Target 2030 Fund for the 12 months ended October 31, 2016. See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities detracted slightly from relative performance because fixed-income securities on the whole tended to slightly underperform U.S. large-cap stocks.

The Retirement 2030 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from performance, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay Common Stock Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

The Fund’s relative performance also suffered from a decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred: U.S. Treasury yields fell, and stocks that offered high dividends outperformed those that did not by very wide margins. As a result, the Fund’s decision to hold only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks, detracted from relative performance.

Asset class policy made a small but positive contribution to the Fund’s active return. (Contributions take weightings and total returns into account.) During the reporting period, many major asset classes saw generally similar return levels. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund maintained a general bias toward stocks over bonds and toward stocks in international markets in particular prior to the U.K. vote to exit the European Union (“Brexit”). This strategy was reversed after the British referendum but detracted from performance. The resulting shortfall, however, was more than fully offset by a tilt toward value stocks over growth stocks, a preference for small-capitalization companies over large-capitalization companies in the U.S. market, a bias toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads were especially wide. As a result, asset class policy added positively to relative returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index.
3.	See footnote on page 36 for more information on Lipper Inc.

39

biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities. It also leaned toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. Because we believed that the negative effects of a strong dollar had begun to subside, that energy and metals prices were on the rebound, and that revenues appeared to be poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. During the reporting period, corporate profits grew but at a rate that was relatively subdued.

The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. Before Brexit, the Fund weighted stocks in international markets somewhat more heavily than the Retirement 2030 Composite Index, although this position was reversed following the U.K. referendum. At that time, holdings of emerging-market equities were increased and U.S. positions were firmly skewed toward smaller companies that are considered to be value stocks based on price multiples.

While U.S. Treasury yields remained at low levels, as they have for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff to be undesirable. In our opinion, investors are not being well rewarded for the risk they would bear if rates were to start moving markedly higher—a scenario we found plausible. For this reason, we steered the Fund somewhat away from long-duration, high-quality bonds, redirecting those assets to a combination of speculative-grade bonds and short-duration assets.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as the Fund established new positions during the reporting period. Among them were new positions in IQ 50 Percent Hedged FTSE International

ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter was promptly closed following the Brexit vote. With the U.S. economy stronger than that of most other developed nations and the potential for tighter monetary policy looming on the horizon, we acknowledged that further dollar strength was not out of the question. In our opinion, hedged vehicles could help the Fund mitigate the related risks. Those new investments were sourced from reductions in the Fund’s positions in MainStay ICAP International Fund and MainStay International Equity Fund.

The Fund also established a new position in IQ Enhanced Core Plus Bond U.S. ETF. This is a “smart beta”5 product that attempts to dynamically adjust exposure to segments of the fixed-income market. We viewed this ETF as a compelling way to diversify across management styles while lowering acquired Underlying Fund expenses.

During the reporting period, the Fund increased its position in MainStay High Yield Corporate Bond Fund. Credit spreads widened substantially through the fall of 2015 and into the first part of winter 2016. In our opinion, however, fear was outpacing deteriorating fundamentals and the available spreads represented an attractive buying opportunity. Spreads later narrowed somewhat as asset flows returned, and junk bonds rallied.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to excess new supply and fears of waning demand from China. Our view was that capital-expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut, reestablish equilibrium, put a floor under pricing and enable materials and energy companies to see their businesses recover. Largely for the same reason, the Fund established a position in VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and increased the position during the reporting period.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from VanEck Vectors India Small-Cap Index ETF and SPDR S&P Emerging Markets Small Cap ETF. The Underlying Equity Funds that posted the lowest total returns were iShares MSCI Poland Capped ETF and iShares MSCI Frontier 100 ETF.

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

40	MainStay Retirement 2030 Fund

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The most substantial positive contributions to the Fund’s performance came from iShares Russell 2000 ETF and MainStay S&P 500 Index Fund. The most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay ICAP Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields at the long end of the yield curve.6 Lower long-term yields and a slight rise in the yield on two-year notes caused the yield curve to flatten, which detracted from the performance of Underlying Fixed-Income Funds with a duration shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. Ten-year U.S. Treasury bonds bounced modestly since early July but remained near historic lows, while government bonds in some other Western nations continued to trade in negative territory. Meanwhile, credit spreads7 widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States might have been heading toward recession. Rebounding oil prices and improving data at home and abroad have helped alleviate some of those fears, allowing spreads to contract back to the levels of mid-2015. Underlying Fixed-Income Funds that invest in spread product generally perform poorly when spreads widen but perform well when spreads contract.

Which fixed-income market segments were strong performers and which segments were weak?

Riskier security types, including speculative-grade bonds and emerging-market debt had strong performance during the reporting period. Higher-quality bonds also finished the reporting period in positive territory but provided lower total returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Total Return Bond Fund was the most significant contributor to performance in the fixed-income portion of the Fund, followed by a position in MainStay High Yield Corporate Bond Fund. No Underlying Fixed-Income Fund in which the Fund was invested for the entire reporting period generated negative performance. A position in the Fund’s cash sweep account had a minimal impact on the Fund’s performance, and the contribution from Vanguard Short-Term Inflation-Protected Securities Index ETF was small.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2016

	Shares	Value

Affiliated Investment Companies 83.4%†
Equity Funds 57.3%
IQ 50 Percent Hedged FTSE International ETF	193,410	$3,478,015
IQ Global Resources ETF	92,337	2,399,839
MainStay Common Stock Fund Class I (a)	1,027,389	20,588,876
MainStay Epoch International Small Cap Fund Class I (a)	283,429	5,923,675
MainStay Epoch U.S. All Cap Fund Class I	874,961	22,372,748
MainStay Epoch U.S. Equity Yield Fund Class I	102,639	1,472,874
MainStay ICAP Equity Fund Class I	294,562	12,180,140
MainStay ICAP International Fund Class I	354,784	10,806,714
MainStay International Equity Fund Class I	315,393	4,286,189
MainStay Large Cap Growth Fund Class I	1,302,316	12,567,349
MainStay MAP Fund Class I	604,240	22,308,548
MainStay S&P 500 Index Fund Class I	306,931	14,769,532

Total Equity Funds (Cost $114,870,359)		133,154,499

Fixed Income Funds 26.1%
IQ Enhanced Core Plus Bond U.S. ETF	522,671	10,542,274
MainStay Floating Rate Fund Class I	343,219	3,188,501
MainStay High Yield Corporate Bond Fund Class I	1,458,669	8,387,348
MainStay Short Duration High Yield Fund Class I	619,601	6,134,051
MainStay Total Return Bond Fund Class I	3,040,699	32,413,848

Total Fixed Income Funds (Cost $59,705,020)		60,666,022

Total Affiliated Investment Companies (Cost $174,575,379)		193,820,521

Unaffiliated Investment Companies 13.9%
Equity Funds 11.7%
iShares MSCI All Country Asia ex-Japan ETF	63,157	3,721,210
iShares MSCI Frontier 100 ETF	20,966	519,328
iShares MSCI India ETF	20,085	583,268
iShares MSCI Philippines ETF	12,337	436,113
iShares MSCI Poland Capped ETF	14,375	267,231
iShares Russell 2000 Index ETF	155,491	18,425,684
SPDR S&P Emerging Markets Small Cap ETF	56,910	2,447,130
VanEck Vectors Africa Index ETF	13,956	286,517
VanEck Vectors India Small-Cap Index ETF	9,588	467,799

Total Equity Funds (Cost $24,087,085)		27,154,280

Fixed Income Funds 2.2%
iShares TIPS Bond ETF	5,850	677,781
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	161,117	3,024,166

	Shares	Value

Fixed Income Funds (continued)
Vanguard Short-Term Inflation-Protected Securities ETF (b)	30,746	$1,526,846

Total Fixed Income Funds (Cost $5,163,923)		5,228,793

Total Unaffiliated Investment Companies (Cost $29,251,008)		32,383,073

	Principal Amount
Short-Term Investment 2.9%
Repurchase Agreement 2.9%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $6,685,184 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 7/31/18, with a Principal Amount of $6,735,000 and a Market Value of $6,819,188)	$6,685,178	6,685,178

Total Short-Term Investment (Cost $6,685,178)		6,685,178

Total Investments (Cost $210,511,565) (c)	100.2%	232,888,772
Other Assets, Less Liabilities	(0.2)	(354,668)
Net Assets	100.0%	$232,534,104

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2016, cost was $214,610,005 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$21,401,800
Gross unrealized depreciation	(3,123,033)

Net unrealized appreciation	$18,278,767

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$133,154,499	$—	$—	$133,154,499
Fixed Income Funds	60,666,022	—	—	60,666,022

Total Affiliated Investment Companies	193,820,521	—	—	193,820,521

Unaffiliated Investment Companies
Equity Funds	27,154,280	—	—	27,154,280
Fixed Income Funds	5,228,793	—	—	5,228,793

Total Unaffiliated Investment Companies	32,383,073	—	—	32,383,073

Short-Term Investment
Repurchase Agreement	—	6,685,178	—	6,685,178

Total Investments in Securities	$226,203,594	$6,685,178	$—	$232,888,772

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $174,575,379)	$193,820,521
Investment in unaffiliated investment companies, at value (identified cost $29,251,008)	32,383,073
Repurchase agreement, at value (identified cost $6,685,178)	6,685,178
Receivables:
Fund shares sold	235,559
Manager (See Note 3)	8,032
Dividends and interest	6
Other assets	24,577

Total assets	233,156,946

Liabilities
Due to custodian	260,838
Payables:
Investment securities purchased	261,652
Transfer agent (See Note 3)	34,573
Fund shares redeemed	27,949
Professional fees	14,730
NYLIFE Distributors (See Note 3)	8,133
Shareholder communication	7,251
Custodian	2,408
Trustees	648
Accrued expenses	4,660

Total liabilities	622,842

Net assets	$232,534,104

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,936
Additional paid-in capital	205,733,640

205,755,576
Undistributed net investment income	1,927,226
Accumulated net realized gain (loss) on investments	2,474,095
Net unrealized appreciation (depreciation) on investments	22,377,207

Net assets	$232,534,104

Class A
Net assets applicable to outstanding shares	$18,130,238

Shares of beneficial interest outstanding	1,723,222

Net asset value per share outstanding	$10.52
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.13

Investor Class
Net assets applicable to outstanding shares	$14,397,094

Shares of beneficial interest outstanding	1,368,091

Net asset value per share outstanding	$10.52
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.13

Class I
Net assets applicable to outstanding shares	$194,728,144

Shares of beneficial interest outstanding	18,342,494

Net asset value and offering price per share outstanding	$10.62

Class R1
Net assets applicable to outstanding shares	$24,626

Shares of beneficial interest outstanding	2,321

Net asset value and offering price per share outstanding	$10.61

Class R2
Net assets applicable to outstanding shares	$4,839,622

Shares of beneficial interest outstanding	461,037

Net asset value and offering price per share outstanding	$10.50

Class R3
Net assets applicable to outstanding shares	$414,380

Shares of beneficial interest outstanding	39,030

Net asset value and offering price per share outstanding	$10.62

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,986,085
Dividend distributions from unaffiliated investment companies	499,037
Interest	1,576

Total income	4,486,698

Expenses
Manager (See Note 3)	237,473
Transfer agent (See Note 3)	201,687
Distribution/Service—Class A (See Note 3)	42,804
Distribution/Service—Investor Class (See Note 3)	32,064
Distribution/Service—Class R2 (See Note 3)	11,537
Distribution/Service—Class R3 (See Note 3)	1,800
Registration	71,394
Professional fees	54,040
Shareholder service (See Note 3)	23,044
Shareholder communication	19,919
Custodian	8,327
Trustees	6,129
Miscellaneous	12,984

Total expenses before waiver/reimbursement	723,202
Expense waiver/reimbursement from Manager (See Note 3)	(302,286)
Reimbursement from custodian (a)	(17,497)

Net expenses	403,419

Net investment income (loss)	4,083,279

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(3,610,367)
Unaffiliated investment company transactions	(741,267)
Realized capital gain distributions from affiliated investment companies	10,851,442

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	6,499,808

Net change in unrealized appreciation (depreciation) on investments	(6,457,204)

Net realized and unrealized gain (loss) on investments	42,604

Net increase (decrease) in net assets resulting from operations	$4,125,883

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,083,279	$3,762,645
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	6,499,808	5,553,683
Net change in unrealized appreciation (depreciation) on investments	(6,457,204)	(4,792,883)

Net increase (decrease) in net assets resulting from operations	4,125,883	4,523,445

Dividends and distributions to shareholders:
From net investment income:
Class A	(294,784)	(321,882)
Investor Class	(206,958)	(125,268)
Class I	(3,680,330)	(2,864,338)
Class R1	(431,399)	(353,384)
Class R2	(77,612)	(104,700)
Class R3	(4,368)	(3,375)

	(4,695,451)	(3,772,947)

From net realized gain on investments:
Class A	(398,732)	(428,173)
Investor Class	(293,188)	(183,073)
Class I	(4,400,890)	(3,186,132)
Class R1	(544,444)	(409,125)
Class R2	(110,954)	(146,783)
Class R3	(7,348)	(5,584)

	(5,755,556)	(4,358,870)

Total dividends and distributions to shareholders	(10,451,007)	(8,131,817)

Capital share transactions:
Net proceeds from sale of shares	34,804,954	39,206,051
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,451,005	8,130,813
Cost of shares redeemed	(46,187,036)	(33,727,378)

Increase (decrease) in net assets derived from capital share transactions	(931,077)	13,609,486

Net increase (decrease) in net assets	(7,256,201)	10,001,114

Net Assets
Beginning of year	239,790,305	229,789,191

End of year	$232,534,104	$239,790,305

Undistributed net investment income at end of year	$1,927,226	$1,421,872

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.87	$11.03	$10.63	$9.11	$9.01

Net investment income (loss) (a)	0.15	0.20	0.12	0.12	0.13
Net realized and unrealized gain (loss) on investments	(0.05)	0.01	0.76	1.73	0.73

Total from investment operations	0.10	0.21	0.88	1.85	0.86

Less dividends and distributions:
From net investment income	(0.19)	(0.16)	(0.15)	(0.19)	(0.13)
From net realized gain on investments	(0.26)	(0.21)	(0.33)	(0.14)	(0.63)

Total dividends and distributions	(0.45)	(0.37)	(0.48)	(0.33)	(0.76)

Net asset value at end of year	$10.52	$10.87	$11.03	$10.63	$9.11

Total investment return (b)	1.11%	1.87%	8.47%	20.96%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	1.81%	1.12%	1.26%	1.49%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.36%
Expenses (before waiver/reimbursement) (c)	0.50%	0.49%	0.52%	0.61%	0.60%
Portfolio turnover rate	43%	42%	68%	72%	101%
Net assets at end of year (in 000’s)	$18,130	$15,685	$21,484	$36,051	$11,725

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.87	$11.03	$10.64	$9.13	$9.03

Net investment income (loss) (a)	0.14	0.14	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	(0.04)	0.05	0.76	1.70	0.74

Total from investment operations	0.10	0.19	0.86	1.83	0.85

Less dividends and distributions:
From net investment income	(0.19)	(0.14)	(0.14)	(0.18)	(0.12)
From net realized gain on investments	(0.26)	(0.21)	(0.33)	(0.14)	(0.63)

Total dividends and distributions	(0.45)	(0.35)	(0.47)	(0.32)	(0.75)

Net asset value at end of year	$10.52	$10.87	$11.03	$10.64	$9.13

Total investment return (b)	1.02%	1.74%	8.29%	20.74%	10.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%	1.23%	0.93%	1.35%	1.20%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.71%	0.71%	0.73%	0.83%	0.90%
Portfolio turnover rate	43%	42%	68%	72%	101%
Net assets at end of year (in 000’s)	$14,397	$11,606	$9,428	$7,020	$4,447

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.96	$11.13	$10.73	$9.19	$9.08

Net investment income (loss) (a)	0.18	0.18	0.14	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.04)	0.05	0.77	1.73	0.73

Total from investment operations	0.14	0.23	0.91	1.90	0.88

Less dividends and distributions:
From net investment income	(0.22)	(0.19)	(0.18)	(0.22)	(0.14)
From net realized gain on investments	(0.26)	(0.21)	(0.33)	(0.14)	(0.63)

Total dividends and distributions	(0.48)	(0.40)	(0.51)	(0.36)	(0.77)

Net asset value at end of year	$10.62	$10.96	$11.13	$10.73	$9.19

Total investment return (b)	1.44%	2.05%	8.66%	21.34%	10.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	1.62%	1.26%	1.73%	1.73%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.11%
Expenses (before waiver/reimbursement) (c)	0.25%	0.24%	0.26%	0.36%	0.35%
Portfolio turnover rate	43%	42%	68%	72%	101%
Net assets at end of year (in 000’s)	$194,728	$184,691	$169,153	$98,357	$80,756

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		August 21, 2014** through October 31,
Class R1	2016	2015	2014
Net asset value at beginning of year	$10.95	$11.12	$11.13

Net investment income (loss) (a)	0.19	0.17	0.02
Net realized and unrealized gain (loss) on investments	(0.06)	0.05	(0.03)

Total from investment operations	0.13	0.22	(0.01)

Less dividends and distributions:
From net investment income	(0.21)	(0.18)	—
From net realized gain on investments	(0.26)	(0.21)	—

Total dividends and distributions	(0.47)	(0.39)	—

Net asset value at end of year	$10.61	$10.95	$11.12

Total investment return (b)	1.33%	1.98%	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84%	1.54%	0.85	% ††
Net expenses (e)	0.22%	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.34%	0.34%	0.35	% ††
Portfolio turnover rate	43%	42%	68%
Net assets at end of year (in 000’s)	$25	$22,982	$21,771

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.84	$11.01	$10.62	$9.10	$9.00

Net investment income (loss) (a)	0.15	0.16	0.10	0.17	0.11
Net realized and unrealized gain (loss) on investments	(0.05)	0.03	0.76	1.67	0.74

Total from investment operations	0.10	0.19	0.86	1.84	0.85

Less dividends and distributions:
From net investment income	(0.18)	(0.15)	(0.14)	(0.18)	(0.12)
From net realized gain on investments	(0.26)	(0.21)	(0.33)	(0.14)	(0.63)

Total dividends and distributions	(0.44)	(0.36)	(0.47)	(0.32)	(0.75)

Net asset value at end of year	$10.50	$10.84	$11.01	$10.62	$9.10

Total investment return (b)	1.11%	1.70%	8.27%	20.86%	10.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	1.44%	0.94%	1.80%	1.27%
Net expenses (c)	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.60%	0.59%	0.61%	0.71%	0.71%
Portfolio turnover rate	43%	42%	68%	72%	101%
Net assets at end of year (in 000’s)	$4,840	$4,524	$7,634	$5,691	$18,161

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.96	$11.13	$10.62	$9.10	$9.01

Net investment income (loss) (a)	0.11	0.12	0.06	0.16	0.09
Net realized and unrealized gain (loss) on investments	(0.03)	0.05	0.78	1.66	0.73

Total from investment operations	0.08	0.17	0.84	1.82	0.82

Less dividends and distributions:
From net investment income	(0.16)	(0.13)	—	(0.16)	(0.10)
From net realized gain on investments	(0.26)	(0.21)	(0.33)	(0.14)	(0.63)

Total dividends and distributions	(0.42)	(0.34)	(0.33)	(0.30)	(0.73)

Net asset value at end of year	$10.62	$10.96	$11.13	$10.62	$9.10

Total investment return (b)	0.83%	1.47%	8.04%	20.43%	10.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	1.06%	0.57%	1.67%	1.05%
Net expenses (c)	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	0.85%	0.84%	0.86%	0.96%	0.96%
Portfolio turnover rate	43%	42%	68%	72%	101%
Net assets at end of year (in 000’s)	$414	$303	$317	$123	$6,579

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.03 0.50%	7.63 8.85%	3.25 3.87%	1.24 1.24%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.20 0.32	7.52 8.74	3.16 3.79	1.49 1.49
Class I Shares	No Sales Charge		0.66	9.14	4.13	0.99
Class R1 Shares[4]	No Sales Charge		0.55	9.03	4.03	1.09
Class R2 Shares[5]	No Sales Charge		0.31	8.74	3.78	1.34
Class R3 Shares[6]	No Sales Charge		0.06	8.47	3.51	1.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Retirement 2040 Fund

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	4.51%	13.57%	6.05%
MSCI EAFE® Index[8]	–3.23	4.99	–0.44
Bloomberg Barclays U.S. Aggregate Bond Index[9]	4.37	2.90	4.80
Retirement 2040 Composite Index[10]	2.97	10.33	4.61
Average Lipper Mixed-Asset Target 2040 Fund[11]	2.80	8.06	3.29

7.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2040 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036 to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,030.10	$1.89	$1,023.30	$1.88

Investor Class Shares	$1,000.00	$1,029.00	$2.40	$1,022.80	$2.39

Class I Shares	$1,000.00	$1,030.70	$0.61	$1,024.50	$0.61

Class R1 Shares	$1,000.00	$1,029.70	$1.12	$1,024.00	$1.12

Class R2 Shares	$1,000.00	$1,028.00	$2.40	$1,022.80	$2.39

Class R3 Shares	$1,000.00	$1,026.80	$3.62	$1,021.60	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.71% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

52	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 57 for specific holdings within these categories.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 0.50% for Class A shares and 0.32% for Investor Class shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 0.66%, Class R1 shares returned 0.55%, Class R2 shares returned 0.31% and Class R3 shares returned 0.06%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.23% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2016, all share classes underperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 and the 2.97% return of the Retirement 2040 Composite Index.2 The Bloomberg Barclays U.S. Aggregate Bond Index and the Retirement 2040 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 2.80% return of the Average Lipper3 Mixed-Asset Target 2040 Fund for the 12 months ended October 31, 2016. See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities detracted slightly from relative performance because fixed-income securities on the whole tended to slightly underperform U.S. large-cap stocks.

The Retirement 2040 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from performance, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay Common Stock Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

The Fund’s relative performance also suffered from a decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred: U.S. Treasury yields fell, and stocks that offered high dividends outperformed those that did not by very wide margins. As a result, the Fund’s decision to hold only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks, detracted from relative performance.

Asset class policy made a small but positive contribution to the Fund’s active return. (Contributions take weightings and total returns into account.) During the reporting period, many major asset classes saw generally similar return levels. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund maintained a general bias toward stocks over bonds and toward stocks in international markets in particular prior to the U.K. vote to exit the European Union (“Brexit”). This strategy was reversed after the British referendum but detracted from performance. The resulting shortfall, however, was more than fully offset by a tilt toward value stocks over growth stocks, a preference for small-capitalization companies over large-capitalization companies in the U.S. market, a bias toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads were especially wide. As a result, asset class policy added positively to relative returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 51 for more information on this index.
3.	See footnote on page 51 for more information on Lipper Inc.

54	MainStay Retirement 2040 Fund

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying

Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities. It also leaned toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, Because we believed that the negative effects of a strong dollar had begun to subside, that energy and metals prices were on the rebound, and that revenues appeared to be poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. During the reporting period, corporate profits grew but at a rate that was relatively subdued.

The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. Before Brexit, the Fund weighted stocks in international markets somewhat more heavily than the Retirement 2040 Composite Index, although this position was reversed following the U.K. referendum. At that time, holdings of emerging-market equities were increased and U.S. positions were firmly skewed toward smaller companies that are considered to be value stocks based on price multiples.

While U.S. Treasury yields remained at low levels, as they have for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff to be undesirable. In our opinion, investors are not being well rewarded for the risk they would bear if rates were to start moving markedly higher—a scenario we found plausible. For this reason, we steered the Fund somewhat away from long-duration, high-quality bonds, redirecting those assets to a combination of speculative-grade bonds and short-duration assets.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as the Fund established new positions during the reporting period. Among them were new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter was promptly closed following the Brexit vote. With the U.S. economy stronger than that of most other developed nations and the potential for tighter monetary policy looming on the horizon, we acknowledged that further dollar strength was not out of the question. In our opinion, hedged vehicles could help the Fund mitigate the related risks. Those new investments were sourced from reductions in the Fund’s positions in MainStay ICAP International Fund, and MainStay International Equity Fund.

The Fund also established a new position in IQ Enhanced Core Plus Bond U.S. ETF. This is a “smart beta”5 product that attempts to dynamically adjust exposure to segments of the fixed-income market. We viewed this ETF as a compelling way to diversify across management styles while lowering acquired Underlying Fund expenses.

During the reporting period, the Fund increased its position in MainStay High Yield Corporate Bond Fund. Credit spreads widened substantially through the fall of 2015 and into the first part of winter 2016. In our opinion, however, fear was outpacing deteriorating fundamentals and the available spreads represented an attractive buying opportunity. Spreads later narrowed somewhat as asset flows returned, and junk bonds rallied.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to excess new supply and fears of waning demand from China. Our view was that capital-expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut, reestablish equilibrium, put a floor under pricing and enable materials and energy companies to see their businesses recover. Largely for the same reason, the Fund established a position in VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and increased the position during the reporting period.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from VanEck Vectors India Small-Cap Index ETF and SPDR S&P Emerging Markets Small

Cap ETF. The Underlying Equity Funds that posted the lowest

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

55

total returns were iShares MSCI Poland Capped ETF and iShares MSCI Frontier 100 ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The most substantial positive contributions to the Fund’s performance came from iShares Russell 2000 Index ETF and MainStay Large Cap Growth Fund. The most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay ICAP Equity Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields at the long end of the yield curve.6 Lower long-term yields and a slight rise in the yield on two-year notes caused the yield curve to flatten, which detracted from the performance of Underlying Fixed-Income Funds with a duration shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. Ten-year U.S. Treasury bonds bounced modestly since early July but remained near historic lows, while government bonds in some other Western nations continued to trade in negative territory. Meanwhile, credit spreads7 widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States might have been heading toward recession. Rebounding oil prices and improving data at home and abroad have helped alleviate some of those fears, allowing spreads to contract back to the levels of mid-2015. Underlying Fixed-Income Funds that invest in spread product generally perform poorly when spreads widen but perform well when spreads contract.

Which fixed-income market segments were strong performers and which segments were weak?

Riskier security types, including speculative-grade bonds and emerging-market debt had strong performance during the reporting period. Higher-quality bonds also finished the reporting period in positive territory but provided lower total returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

The most substantial contributions to performance in the fixed-income portion of the Fund came from MainStay High Yield Corporate Bond Fund and MainStay Total Return Bond Fund. No Underlying Fixed-Income Fund in which the Fund was invested for the entire reporting period generated negative performance. A position in the Fund’s cash sweep account had a minimal impact on the Fund’s performance, and the contribution from Vanguard Short-Term Inflation-Protected Securities Index ETF was small.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay Retirement 2040 Fund

Portfolio of Investments October 31, 2016

	Shares	Value
Affiliated Investment Companies 80.2%†
Equity Funds 66.7%
IQ 50 Percent Hedged FTSE International ETF	133,120	$2,393,844
IQ Global Resources ETF	85,928	2,233,269
MainStay Common Stock Fund Class I (a)	849,255	17,019,063
MainStay Epoch International Small Cap Fund Class I (a)	270,684	5,657,297
MainStay Epoch U.S. All Cap Fund Class I	800,165	20,460,226
MainStay Epoch U.S. Equity Yield Fund Class I	69,597	998,718
MainStay ICAP Equity Fund Class I	239,208	9,891,252
MainStay ICAP International Fund Class I	396,485	12,076,919
MainStay International Equity Fund Class I	359,346	4,883,506
MainStay Large Cap Growth Fund Class I	1,494,517	14,422,094
MainStay MAP Fund Class I	496,501	18,330,831
MainStay S&P 500 Index Fund Class I	271,158	13,048,129

Total Equity Funds (Cost $110,017,446)		121,415,148

Fixed Income Funds 13.5%
IQ Enhanced Core Plus Bond U.S. ETF	336,939	6,796,060
MainStay Floating Rate Fund Class I	215,859	2,005,333
MainStay High Yield Corporate Bond Fund Class I	709,457	4,079,378
MainStay Short Duration High Yield Fund Class I	478,823	4,740,352
MainStay Total Return Bond Fund Class I	646,671	6,893,512

Total Fixed Income Funds (Cost $24,000,187)		24,514,635

Total Affiliated Investment Companies (Cost $134,017,633)		145,929,783

Unaffiliated Investment Companies 17.0%
Equity Funds 14.5%
iShares MSCI All Country Asia ex-Japan ETF	55,177	3,251,029
iShares MSCI Frontier 100 ETF	17,718	438,875
iShares MSCI India ETF	16,921	491,386
iShares MSCI Philippines ETF	10,265	362,868
iShares MSCI Poland Capped ETF	11,409	212,093
iShares Russell 2000 Index ETF	160,182	18,981,567
SPDR S&P Emerging Markets Small Cap ETF	48,381	2,080,383
VanEck Vectors Africa Index ETF	13,101	268,963
VanEck Vectors India Small-Cap Index ETF	8,000	390,320

Total Equity Funds (Cost $22,826,155)		26,477,484

Fixed Income Funds 2.5%
iShares TIPS Bond ETF	4,498	521,138
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	140,445	2,636,153

	Shares	Value
Fixed Income Funds (continued)
Vanguard Short-Term Inflation-Protected Securities ETF (b)	26,921	$1,336,897

Total Fixed Income Funds (Cost $4,446,023)		4,494,188

Total Unaffiliated Investment Companies (Cost $27,272,178)		30,971,672

	Principal Amount
Short-Term Investment 3.1%
Repurchase Agreement 3.1%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $5,523,286 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 7/31/18, with a Principal Amount of $5,565,000 and a Market Value of $5,634,563)	$5,523,281	5,523,281

Total Short-Term Investment (Cost $5,523,281)		5,523,281

Total Investments (Cost $166,813,092) (c)	100.3%	182,424,736
Other Assets, Less Liabilities	(0.3)	(507,543)
Net Assets	100.0%	$181,917,193

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2016, cost was $170,209,795 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$12,484,182
Gross unrealized depreciation	(269,241)

Net unrealized appreciation	$12,214,941

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments October 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$121,415,148	$—	$—	$121,415,148
Fixed Income Funds	24,514,635	—	—	24,514,635

Total Affiliated Investment Companies	145,929,783	—	—	145,929,783

Unaffiliated Investment Companies
Equity Funds	26,477,484	—	—	26,477,484
Fixed Income Funds	4,494,188	—	—	4,494,188

Total Unaffiliated Investment Companies	30,971,672	—	—	30,971,672

Short-Term Investment
Repurchase Agreement	—	5,523,281	—	5,523,281

Total Investments in Securities	$176,901,455	$5,523,281	$—	$182,424,736

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $134,017,633)	$145,929,783
Investment in unaffiliated investment companies, at value (identified cost $27,272,178)	30,971,672
Repurchase agreement, at value (identified cost $5,523,281)	5,523,281
Receivables:
Fund shares sold	156,568
Manager (See Note 3)	14,552
Dividends and interest	5
Other assets	24,340

Total assets	182,620,201

Liabilities
Due to custodian	345,082
Payables:
Investment securities purchased	277,580
Transfer agent (See Note 3)	38,408
Professional fees	14,202
Fund shares redeemed	8,405
NYLIFE Distributors (See Note 3)	6,290
Shareholder communication	5,711
Custodian	2,394
Trustees	504
Accrued expenses	4,432

Total liabilities	703,008

Net assets	$181,917,193

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,960
Additional paid-in capital	163,024,506

163,041,466
Undistributed net investment income	918,483
Accumulated net realized gain (loss) on investments	2,345,600
Net unrealized appreciation (depreciation) on investments	15,611,644

Net assets	$181,917,193

Class A
Net assets applicable to outstanding shares	$10,186,511

Shares of beneficial interest outstanding	959,557

Net asset value per share outstanding	$10.62
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.24

Investor Class
Net assets applicable to outstanding shares	$14,150,238

Shares of beneficial interest outstanding	1,327,346

Net asset value per share outstanding	$10.66
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.28

Class I
Net assets applicable to outstanding shares	$152,163,410

Shares of beneficial interest outstanding	14,164,589

Net asset value and offering price per share outstanding	$10.74

Class R1
Net assets applicable to outstanding shares	$26,843

Shares of beneficial interest outstanding	2,498

Net asset value and offering price per share outstanding	$10.74

Class R2
Net assets applicable to outstanding shares	$5,363,751

Shares of beneficial interest outstanding	503,920

Net asset value and offering price per share outstanding	$10.64

Class R3
Net assets applicable to outstanding shares	$26,440

Shares of beneficial interest outstanding	2,466

Net asset value and offering price per share outstanding	$10.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,419,674
Dividend distributions from unaffiliated investment companies	466,518
Interest	1,139

Total income	2,887,331

Expenses
Manager (See Note 3)	181,685
Transfer agent (See Note 3)	222,913
Registration	70,436
Distribution/Service—Class A (See Note 3)	23,321
Distribution/Service—Investor Class (See Note 3)	30,970
Distribution/Service—Class R2 (See Note 3)	12,855
Distribution/Service—Class R3 (See Note 3)	96
Professional fees	51,619
Shareholder service (See Note 3)	15,672
Shareholder communication	16,283
Custodian	7,593
Trustees	4,718
Miscellaneous	11,791

Total expenses before waiver/reimbursement	649,952
Expense waiver/reimbursement from Manager (See Note 3)	(327,544)
Reimbursement from custodian (a)	(17,404)

Net expenses	305,004

Net investment income (loss)	2,582,327

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(3,681,068)
Unaffiliated investment company transactions	(432,798)
Realized capital gain distributions from affiliated investment companies	9,561,597

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	5,447,731

Net change in unrealized appreciation (depreciation) on investments	(6,056,827)

Net realized and unrealized gain (loss) on investments	(609,096)

Net increase (decrease) in net assets resulting from operations	$1,973,231

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,582,327	$2,386,280
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	5,447,731	4,562,527
Net change in unrealized appreciation (depreciation) on investments	(6,056,827)	(3,189,468)

Net increase (decrease) in net assets resulting from operations	1,973,231	3,759,339

Dividends and distributions to shareholders:
From net investment income:
Class A	(138,425)	(185,429)
Investor Class	(167,789)	(100,177)
Class I	(2,538,684)	(1,975,903)
Class R1	(210,999)	(173,901)
Class R2	(74,613)	(94,755)
Class R3	(188)	(93)

	(3,130,698)	(2,530,258)

From net realized gain on investments:
Class A	(232,558)	(353,425)
Investor Class	(298,065)	(218,382)
Class I	(3,669,087)	(3,254,641)
Class R1	(324,308)	(307,576)
Class R2	(132,837)	(197,064)
Class R3	(401)	(276)

	(4,657,256)	(4,331,364)

Total dividends and distributions to shareholders	(7,787,954)	(6,861,622)

Capital share transactions:
Net proceeds from sale of shares	29,957,296	31,572,470
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,787,940	6,861,622
Cost of shares redeemed	(32,086,161)	(26,264,460)

Increase (decrease) in net assets derived from capital share transactions	5,659,075	12,169,632

Net increase (decrease) in net assets	(155,648)	9,067,349

Net Assets
Beginning of year	182,072,841	173,005,492

End of year	$181,917,193	$182,072,841

Undistributed net investment income at end of year	$918,483	$545,974

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.03		$11.23	$10.73	$8.92	$8.76

Net investment income (loss) (a)	0.12		0.17	0.09	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.08)		0.06	0.83	1.98	0.75

Total from investment operations	0.04		0.23	0.92	2.08	0.85

Less dividends and distributions:
From net investment income	(0.17)		(0.15)	(0.14)	(0.16)	(0.10)
From net realized gain on investments	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)

Total dividends and distributions	(0.45)		(0.43)	(0.42)	(0.27)	(0.69)

Net asset value at end of year	$10.62		$11.03	$11.23	$10.73	$8.92

Total investment return (b)	0.50%		2.03%	8.78%	23.90%	10.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19	%(d)	1.56%	0.86%	0.98%	1.19%
Net expenses (c)	0.36	%(e)	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.54%		0.54%	0.60%	0.71%	0.75%
Portfolio turnover rate	38%		41%	83%	66%	96%
Net assets at end of year (in 000’s)	$10,187		$8,831	$12,924	$20,158	$6,517

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.18%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.08		$11.27	$10.76	$8.95	$8.79

Net investment income (loss) (a)	0.11		0.10	0.07	0.11	0.08
Net realized and unrealized gain (loss) on investments	(0.09)		0.12	0.85	1.96	0.76

Total from investment operations	0.02		0.22	0.92	2.07	0.84

Less dividends and distributions:
From net investment income	(0.16)		(0.13)	(0.13)	(0.15)	(0.09)
From net realized gain on investments	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)

Total dividends and distributions	(0.44)		(0.41)	(0.41)	(0.26)	(0.68)

Net asset value at end of year	$10.66		$11.08	$11.27	$10.76	$8.95

Total investment return (b)	0.32%		1.95%	8.80%	23.75%	10.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07	%(d)	0.93%	0.68%	1.08%	0.93%
Net expenses (c)	0.46	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.80%		0.79%	0.81%	0.93%	1.01%
Portfolio turnover rate	38%		41%	83%	66%	96%
Net assets at end of year (in 000’s)	$14,150		$11,231	$8,424	$6,148	$3,518

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.16		$11.35	$10.83	$9.01	$8.83

Net investment income (loss) (a)	0.16		0.15	0.11	0.15	0.12
Net realized and unrealized gain (loss) on investments	(0.10)		0.11	0.86	1.96	0.77

Total from investment operations	0.06		0.26	0.97	2.11	0.89

Less dividends and distributions:
From net investment income	(0.20)		(0.17)	(0.17)	(0.18)	(0.12)
From net realized gain on investments	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)

Total dividends and distributions	(0.48)		(0.45)	(0.45)	(0.29)	(0.71)

Net asset value at end of year	$10.74		$11.16	$11.35	$10.83	$9.01

Total investment return (b)	0.66%		2.31%	9.17%	24.12%	10.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47	%(d)	1.36%	0.97%	1.53%	1.43%
Net expenses (c)	0.11	%(e)	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.29%		0.29%	0.34%	0.46%	0.50%
Portfolio turnover rate	38%		41%	83%	66%	96%
Net assets at end of year (in 000’s)	$152,163		$144,000	$131,608	$68,475	$49,750

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.46%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,			August 21, 2014** through October 31,
Class R1	2016		2015	2014
Net asset value at beginning of period	$11.16		$11.35	$11.36

Net investment income (loss) (a)	0.16		0.14	0.01
Net realized and unrealized gain (loss) on investments	(0.11)		0.11	(0.02)

Total from investment operations	0.05		0.25	(0.01)

Less dividends and distributions:
From net investment income	(0.19)		(0.16)	—
From net realized gain on investments	(0.28)		(0.28)	—

Total dividends and distributions	(0.47)		(0.44)	—

Net asset value at end of period	$10.74		$11.16	$11.35

Total investment return (b)	0.60%		2.21%	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52	%(f)	1.26%	0.37	% ††
Net expenses (e)	0.21	%(g)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.39%		0.39%	0.41	% ††
Portfolio turnover rate	38%		41%	83%
Net assets at end of period (in 000’s)	$27		$12,902	$12,248

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(g)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.06		$11.26	$10.75	$8.94	$8.77

Net investment income (loss) (a)	0.12		0.13	0.08	0.14	0.08
Net realized and unrealized gain (loss) on investments	(0.10)		0.08	0.84	1.93	0.76

Total from investment operations	0.02		0.21	0.92	2.07	0.84

Less dividends and distributions:
From net investment income	(0.16)		(0.13)	(0.13)	(0.15)	(0.08)
From net realized gain on investments	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)

Total dividends and distributions	(0.44)		(0.41)	(0.41)	(0.26)	(0.67)

Net asset value at end of year	$10.64		$11.06	$11.26	$10.75	$8.94

Total investment return (b)	0.31%		1.92%	8.79%	23.71%	10.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12	%(d)	1.18%	0.71%	1.49%	0.98%
Net expenses (c)	0.46	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.64%		0.64%	0.70%	0.81%	0.85%
Portfolio turnover rate	38%		41%	83%	66%	96%
Net assets at end of year (in 000’s)	$5,364		$5,093	$7,791	$6,386	$11,513

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.14		$11.32	$10.71	$8.91	$8.75

Net investment income (loss) (a)	0.08		0.08	0.08	0.15	0.07
Net realized and unrealized gain (loss) on investments	(0.09)		0.11	0.81	1.88	0.75

Total from investment operations	(0.01)		0.19	0.89	2.03	0.82

Less dividends and distributions:
From net investment income	(0.13)		(0.09)	—	(0.12)	(0.07)
From net realized gain on investments	(0.28)		(0.28)	(0.28)	(0.11)	(0.59)

Total dividends and distributions	(0.41)		(0.37)	(0.28)	(0.23)	(0.66)

Net asset value at end of year	$10.72		$11.14	$11.32	$10.71	$8.91

Total investment return (b)	0.06%		1.72%	8.45%	23.39%	10.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73	%(d)	0.71%	0.78%	1.54%	0.76%
Net expenses (c)	0.71	%(e)	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	0.88%		0.89%	0.95%	1.07%	1.10%
Portfolio turnover rate	38%		41%	83%	66%	96%
Net assets at end of year (in 000’s)	$26		$14	$11	$35	$5,597

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.72%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.40 0.10%	7.83 9.06%	3.12 3.74%	1.50 1.50%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.47 0.03	7.74 8.96	3.02 3.65	1.71 1.71
Class I Shares	No Sales Charge		0.37	9.33	4.01	1.25
Class R1 Shares[4]	No Sales Charge		0.27	9.22	3.90	1.35
Class R2 Shares[5]	No Sales Charge		0.00	8.95	3.64	1.60
Class R3 Shares[6]	No Sales Charge		–0.25	8.68	3.39	1.85

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Class R1 shares were first offered on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

65

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[7]	4.51%	13.57%	6.05%
MSCI EAFE® Index[8]	–3.23	4.99	–0.44
Bloomberg Barclays U.S. Aggregate Bond Index[9]	4.37	2.90	4.80
Retirement 2050 Composite Index[10]	2.84	10.65	4.45
Average Lipper Mixed-Asset Target 2050 Fund[11]	2.83	8.38	3.35

7.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The Average Lipper Mixed-Asset Target 2050 Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046 to December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

66	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,029.30	$1.94	$1,023.20	$1.93

Investor Class Shares	$1,000.00	$1,029.40	$2.45	$1,022.70	$2.44

Class I Shares	$1,000.00	$1,030.10	$0.66	$1,024.50	$0.66

Class R1 Shares	$1,000.00	$1,030.00	$1.12	$1,024.00	$1.12

Class R2 Shares	$1,000.00	$1,028.30	$2.40	$1,022.80	$2.39

Class R3 Shares	$1,000.00	$1,027.20	$3.72	$1,021.50	$3.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.38% for Class A, 0.48% for Investor Class, 0.13% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.73% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

67

Investment Objectives of Underlying Funds as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 72 for specific holdings within these categories.

68	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 0.10% for Class A shares and 0.03% for Investor Class shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 0.37%, Class R1 shares returned 0.27%, Class R2 shares returned 0.00%2 and Class R3 shares returned –0.25%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.23% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2016, all share classes underperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index3 and the 2.84% return of the Retirement 2050 Composite Index.3 The Bloomberg Barclays U.S. Aggregate Bond Index and the Retirement 2050 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 2.83% return of the Average Lipper4 Mixed-Asset Target 2050 Fund for the 12 months ended October 31, 2016. See page 65 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities detracted slightly from relative performance because fixed-income securities on the whole tended to slightly underperform U.S. large-cap stocks.

The Retirement 2050 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from performance, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay Common Stock Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

The Fund’s relative performance also suffered from a decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred: U.S. Treasury yields fell, and stocks that offered high dividends outperformed those that did not by very wide margins. As a result, the Fund’s decision to hold only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks, detracted from relative performance.

Asset class policy made a small but positive contribution to the Fund’s active return. (Contributions take weightings and total returns into account.) During the reporting period, many major asset classes saw generally similar return levels. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund maintained a general bias toward stocks over bonds and toward stocks in international markets in particular prior to the U.K. vote to exit the European Union (“Brexit”). This strategy was reversed after the British referendum but detracted from performance. The resulting shortfall, however, was more than fully offset by a tilt toward value stocks over growth stocks, a preference for small-capitalization companies over large-capitalization companies in the U.S. market, a bias toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads were especially wide. As a result, asset class policy added positively to relative returns, but on a scale that was dwarfed by performance difficulties at the Underlying Fund level.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Less than 0.01%.
3.	See footnote on page 66 for more information on this index.
4.	See footnote on page 66 for more information on Lipper Inc.

69

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities. It also leaned toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. Because we believed that the negative effects of a strong dollar had begun to subside, that energy and metals prices were on the rebound, and that revenues appeared to be poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. During the reporting period, corporate profits grew but at a rate that was relatively subdued.

The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. Before Brexit, the Fund weighted stocks in international markets somewhat more heavily than the Retirement 2050 Composite Index, although this position was reversed following the U.K. referendum. At that time, holdings of emerging-market equities were increased and U.S. positions were firmly skewed toward smaller companies that are considered to be value stocks based on price multiples.

While U.S. Treasury yields remained at low levels, as they have for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff to be undesirable. In our opinion, investors are not being well rewarded for the risk they would bear if rates were to start moving markedly higher—a scenario we found plausible. For this reason, we steered the Fund somewhat away from long-duration, high-quality bonds, redirecting those assets to a combination of speculative-grade bonds and short-duration assets.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as the Fund established new positions during the reporting period. Among them were new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter was promptly closed following the Brexit vote. With the U.S. economy stronger than that of most other developed nations and the potential for tighter monetary policy looming on the horizon, we acknowledged that further dollar strength was not out of the question. In our opinion, hedged vehicles could help the Fund mitigate the related risks. Those new investments were sourced from reductions in the Fund’s positions in MainStay ICAP International Fund and MainStay International Equity Fund.

The Fund also established a new position in IQ Enhanced Core Plus Bond U.S. ETF. This is a “smart beta”6 product that attempts to dynamically adjust exposure to segments of the fixed-income market. We viewed this ETF as a compelling way to diversify across management styles while lowering acquired Underlying Fund expenses.

During the reporting period, the Fund increased its position in MainStay High Yield Corporate Bond Fund. Credit spreads widened substantially through the fall of 2015 and into the first part of winter 2016. In our opinion, however, fear was outpacing deteriorating fundamentals and the available spreads represented an attractive buying opportunity. Spreads later narrowed somewhat as asset flows returned, and junk bonds rallied.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to excess new supply and fears of waning demand from China. Our view was that capital-expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut, reestablish equilibrium, put a floor under pricing and enable materials and energy companies to see their businesses recover. Largely for the same reason, the Fund established a position in VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and increased the position during the reporting period.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from VanEck Vectors India

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

70	MainStay Retirement 2050 Fund

Small-Cap Index ETF and SPDR S&P Emerging Markets Small Cap ETF. The Underlying Equity Funds that posted the lowest total returns were iShares MSCI Poland Capped ETF and iShares MSCI Frontier 100 ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The most substantial positive contributions to the Fund’s performance came from iShares Russell 2000 Index ETF and MainStay Large Cap Growth Fund. The most substantial detractors from the Fund’s performance were MainStay ICAP International Fund and MainStay ICAP Equity Fund.

What factors and risks affected the Fund’s Underlying-Fixed Income Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields at the long end of the yield curve.7 Lower long-term yields and a slight rise in the yield on two-year notes caused the yield curve to flatten, which detracted from the performance of Underlying Fixed-Income Funds with a duration shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. Ten-year U.S. Treasury bonds bounced modestly since early July but remained near historic lows, while government bonds in some other Western nations continued to trade in negative territory. Meanwhile, credit spreads8 widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States might have been heading toward recession. Rebounding oil prices and improving data at home and abroad have helped alleviate some of those fears, allowing spreads to contract back to the levels of mid-2015. Underlying Fixed-Income Funds that invest in spread product generally perform poorly when spreads widen but perform well when spreads contract.

Which fixed-income market segments were strong performers and which segments were weak?

Riskier security types, including speculative-grade bonds and emerging-market debt had strong performance during the reporting period. Higher-quality bonds also finished the reporting period in positive territory but provided lower total returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

The most substantial contributions to performance in the fixed-income portion of the Fund came from MainStay High Yield Corporate Bond Fund and MainStay Short Duration High Yield Fund. No Underlying Bond Fund in which the Fund was invested for the entire reporting period generated negative performance. A position in the Fund’s cash sweep account had a minimal impact on the Fund’s performance, and the contribution from Vanguard Short-Term Inflation-Protected Securities Index ETF was small.

7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
8.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

71

Portfolio of Investments October 31, 2016

	Shares	Value
Affiliated Investment Companies 80.1%†
Equity Funds 71.0%
IQ 50 Percent Hedged FTSE International ETF	78,075	$1,403,992
IQ Global Resources ETF	47,612	1,237,436
MainStay Common Stock Fund Class I (a)	423,942	8,495,797
MainStay Epoch International Small Cap Fund Class I (a)	147,931	3,091,749
MainStay Epoch U.S. All Cap Fund Class I	440,545	11,264,736
MainStay Epoch U.S. Equity Yield Fund Class I	39,224	562,872
MainStay ICAP Equity Fund Class I	105,095	4,345,693
MainStay ICAP International Fund Class I	230,865	7,032,162
MainStay International Equity Fund Class I	199,855	2,716,023
MainStay Large Cap Growth Fund Class I	1,305,449	12,597,586
MainStay MAP Fund Class I	232,412	8,580,656
MainStay S&P 500 Index Fund Class I	119,059	5,729,101

Total Equity Funds (Cost $60,137,570)		67,057,803

Fixed Income Funds 9.1%
IQ Enhanced Core Plus Bond U.S. ETF	97,445	1,965,466
MainStay Floating Rate Fund Class I	104,970	975,170
MainStay High Yield Corporate Bond Fund Class I	210,552	1,210,672
MainStay Short Duration High Yield Fund Class I	245,336	2,428,822
MainStay Total Return Bond Fund Class I	187,804	2,001,994

Total Fixed Income Funds (Cost $8,405,631)		8,582,124

Total Affiliated Investment Companies (Cost $68,543,201)		75,639,927

Unaffiliated Investment Companies 16.8%
Equity Funds 15.1%
iShares MSCI All Country Asia ex-Japan ETF	29,994	1,767,246
iShares MSCI Frontier 100 ETF	10,416	258,004
iShares MSCI India ETF	9,207	267,371
iShares MSCI Philippines ETF	5,864	207,292
iShares MSCI Poland Capped ETF	6,315	117,396
iShares Russell 2000 Index ETF	85,693	10,154,621
SPDR S&P Emerging Markets Small Cap ETF	26,605	1,144,015
VanEck Vectors Africa Index ETF	7,103	145,825
VanEck Vectors India Small-Cap Index ETF	4,401	214,725

Total Equity Funds (Cost $11,679,317)		14,276,495

Fixed Income Funds 1.7%
iShares TIPS Bond ETF	1,972	228,476
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	43,366	813,980

	Shares	Value
Fixed Income Funds (continued)
Vanguard Short-Term Inflation-Protected Securities ETF (b)	10,989	$545,713

Total Fixed Income Funds (Cost $1,574,924)		1,588,169

Total Unaffiliated Investment Companies (Cost $13,254,241)		15,864,664

	Principal Amount
Short-Term Investment 3.3%
Repurchase Agreement 3.3%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $3,085,519 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 7/31/18, with a Principal Amount of $3,110,000 and a Market Value of $3,148,875)	$3,085,516	3,085,516

Total Short-Term Investment (Cost $3,085,516)		3,085,516

Total Investments (Cost $84,882,958) (c)	100.2%	94,590,107
Other Assets, Less Liabilities	(0.2)	(216,845)
Net Assets	100.0%	$94,373,262

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2016, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2016, cost was $87,012,264 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$9,048,905
Gross unrealized depreciation	(1,471,062)

Net unrealized appreciation	$7,577,843

The following abbreviations are used above:

EM—Emerging	Markets

ETF—Exchange-Traded	Fund

SPDR—Standard	& Poor’s Depositary Receipt

TIPS—Treasury	Inflation Protected Security

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$67,057,803	$—	$—	$67,057,803
Fixed Income Funds	8,582,124	—	—	8,582,124

Total Affiliated Investment Companies	75,639,927	—	—	75,639,927

Unaffiliated Investment Companies
Equity Funds	14,276,495	—	—	14,276,495
Fixed Income Funds	1,588,169	—	—	1,588,169

Total Unaffiliated Investment Companies	15,864,664	—	—	15,864,664

Short-Term Investment
Repurchase Agreement	—	3,085,516	—	3,085,516

Total Investments in Securities	$91,504,591	$3,085,516	$—	$94,590,107

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	73

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $68,543,201)	$75,639,927
Investment in unaffiliated investment companies, at value (identified cost $13,254,241)	15,864,664
Repurchase agreement, at value (identified cost $3,085,516)	3,085,516
Receivables:
Fund shares sold	108,809
Manager (See Note 3)	27,634
Other assets	24,182

Total assets	94,750,732

Liabilities
Due to custodian	189,530
Payables:
Investment securities purchased	89,020
Transfer agent (See Note 3)	45,788
Fund shares redeemed	26,373
Professional fees	13,300
NYLIFE Distributors (See Note 3)	3,630
Shareholder communication	3,155
Custodian	2,374
Trustees	264
Accrued expenses	4,036

Total liabilities	377,470

Net assets	$94,373,262

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,900
Additional paid-in capital	83,146,730

83,155,630
Undistributed net investment income	347,192
Accumulated net realized gain (loss) on investments	1,163,291
Net unrealized appreciation (depreciation) on investments	9,707,149

Net assets	$94,373,262

Class A
Net assets applicable to outstanding shares	$3,623,250

Shares of beneficial interest outstanding	343,723

Net asset value per share outstanding	$10.54
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.15

Investor Class
Net assets applicable to outstanding shares	$8,771,751

Shares of beneficial interest outstanding	834,156

Net asset value per share outstanding	$10.52
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.13

Class I
Net assets applicable to outstanding shares	$77,341,261

Shares of beneficial interest outstanding	7,282,766

Net asset value and offering price per share outstanding	$10.62

Class R1
Net assets applicable to outstanding shares	$26,937

Shares of beneficial interest outstanding	2,535

Net asset value and offering price per share outstanding	$10.63

Class R2
Net assets applicable to outstanding shares	$4,464,307

Shares of beneficial interest outstanding	423,472

Net asset value and offering price per share outstanding	$10.54

Class R3
Net assets applicable to outstanding shares	$145,756

Shares of beneficial interest outstanding	13,769

Net asset value and offering price per share outstanding	$10.59

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,026,108
Dividend distributions from unaffiliated investment companies	236,030
Interest	673

Total income	1,262,811

Expenses
Manager (See Note 3)	90,430
Transfer agent (See Note 3)	265,541
Registration	69,644
Distribution/Service—Class A (See Note 3)	8,455
Distribution/Service—Investor Class (See Note 3)	18,902
Distribution/Service—Class R2 (See Note 3)	10,042
Distribution/Service—Class R3 (See Note 3)	622
Professional fees	47,632
Shareholder service (See Note 3)	7,768
Shareholder communication	9,258
Custodian	7,011
Trustees	2,363
Miscellaneous	9,823

Total expenses before waiver/reimbursement	547,491
Expense waiver/reimbursement from Manager (See Note 3)	(381,105)
Reimbursement from custodian (a)	(17,387)

Net expenses	148,999

Net investment income (loss)	1,113,812

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,757,402)
Unaffiliated investment company transactions	(223,539)
Realized capital gain distributions from affiliated investment companies	4,929,658

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,948,717

Net change in unrealized appreciation (depreciation) on investments	(3,298,348)

Net realized and unrealized gain (loss) on investments	(349,631)

Net increase (decrease) in net assets resulting from operations	$764,181

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	75

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,113,812	$990,382
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	2,948,717	2,566,306
Net change in unrealized appreciation (depreciation) on investments	(3,298,348)	(1,695,023)

Net increase (decrease) in net assets resulting from operations	764,181	1,861,665

Dividends and distributions to shareholders:
From net investment income:
Class A	(47,171)	(73,288)
Investor Class	(87,051)	(57,460)
Class I	(1,112,368)	(873,984)
Class R1	(61,906)	(40,171)
Class R2	(51,417)	(73,921)
Class R3	(1,140)	(1,019)

	(1,361,053)	(1,119,843)

From net realized gain on investments:
Class A	(101,432)	(136,915)
Investor Class	(198,457)	(120,005)
Class I	(2,007,196)	(1,420,134)
Class R1	(118,633)	(76,266)
Class R2	(111,272)	(152,925)
Class R3	(3,281)	(2,622)

	(2,540,271)	(1,908,867)

Total dividends and distributions to shareholders	(3,901,324)	(3,028,710)

Capital share transactions:
Net proceeds from sale of shares	22,243,194	22,621,780
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,901,323	3,028,710
Cost of shares redeemed	(15,803,536)	(15,485,859)

Increase (decrease) in net assets derived from capital share transactions	10,340,981	10,164,631

Net increase (decrease) in net assets	7,203,838	8,997,586

Net Assets
Beginning of year	87,169,424	78,171,838

End of year	$94,373,262	$87,169,424

Undistributed net investment income at end of year	$347,192	$155,466

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.00		$11.16	$10.72	$8.77	$8.59

Net investment income (loss) (a)	0.11		0.16	0.07	0.09	0.08
Net realized and unrealized gain (loss) on investments	(0.10)		0.09	0.85	2.07	0.76

Total from investment operations	0.01		0.25	0.92	2.16	0.84

Less dividends and distributions:
From net investment income	(0.15)		(0.14)	(0.13)	(0.14)	(0.08)
From net realized gain on investments	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)

Total dividends and distributions	(0.47)		(0.41)	(0.48)	(0.21)	(0.66)

Net asset value at end of year	$10.54		$11.00	$11.16	$10.72	$8.77

Total investment return (b)	0.10%		2.29%	8.82%	25.15%	10.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08	%(d)	1.48%	0.62%	0.96%	0.97%
Net expenses (c)	0.36	%(e)	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.79%		0.79%	0.76%	0.83%	0.85%
Portfolio turnover rate	38%		42%	51%	63%	102%
Net assets at end of year (in 000’s)	$3,623		$3,503	$5,083	$5,940	$2,432

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.98		$11.14	$10.71	$8.76	$8.58

Net investment income (loss) (a)	0.09		0.09	0.05	0.09	0.06
Net realized and unrealized gain (loss) on investments	(0.09)		0.15	0.86	2.06	0.77

Total from investment operations	—		0.24	0.91	2.15	0.83

Less dividends and distributions:
From net investment income	(0.14)		(0.13)	(0.13)	(0.13)	(0.07)
From net realized gain on investments	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)

Total dividends and distributions	(0.46)		(0.40)	(0.48)	(0.20)	(0.65)

Net asset value at end of year	$10.52		$10.98	$11.14	$10.71	$8.76

Total investment return (b)	0.03%		2.15%	8.69%	24.95%	10.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88	%(d)	0.83%	0.49%	0.98%	0.74%
Net expenses (c)	0.46	%(e)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	1.00%		1.00%	1.01%	1.13%	1.27%
Portfolio turnover rate	38%		42%	51%	63%	102%
Net assets at end of year (in 000’s)	$8,772		$6,494	$4,746	$3,158	$1,793

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.86%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.48%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	77

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.08		$11.24	$10.79	$8.83	$8.64

Net investment income (loss) (a)	0.13		0.14	0.10	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.09)		0.13	0.86	2.05	0.76

Total from investment operations	0.04		0.27	0.96	2.19	0.87

Less dividends and distributions:
From net investment income	(0.18)		(0.16)	(0.16)	(0.16)	(0.10)
From net realized gain on investments	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)

Total dividends and distributions	(0.50)		(0.43)	(0.51)	(0.23)	(0.68)

Net asset value at end of year	$10.62		$11.08	$11.24	$10.79	$8.83

Total investment return (b)	0.37%		2.47%	9.16%	25.40%	10.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29	%(d)	1.22%	0.88%	1.44%	1.26%
Net expenses (c)	0.11	%(e)	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.54%		0.54%	0.52%	0.58%	0.60%
Portfolio turnover rate	38%		42%	51%	63%	102%
Net assets at end of year (in 000’s)	$77,341		$69,179	$58,948	$45,630	$33,346

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Year ended October 31,			August 21, 2014** through October 31,
Class R1	2016		2015	2014
Net asset value at beginning of period	$11.09		$11.23	$11.24

Net investment income (loss) (a)	0.14		0.12	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.12)		0.15	(0.01)

Total from investment operations	0.02		0.27	(0.01)

Less dividends and distributions:
From net investment income	(0.16)		(0.14)	—
From net realized gain on investments	(0.32)		(0.27)	—

Total dividends and distributions	(0.48)		(0.41)	—

Net asset value at end of period	$10.63		$11.09	$11.23

Total investment return (b)	0.27%		2.44%	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31	%(f)	1.09%	0.20	% ††
Net expenses (e)	0.21	%(g)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.64%		0.64%	0.68	% ††
Portfolio turnover rate	38%		42%	51%
Net assets at end of period (in 000’s)	$27		$4,129	$3,130

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(g)	Without the custody fee reimbursement, net expenses would have been 0.22%.

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.01		$11.17	$10.73	$8.78	$8.59

Net investment income (loss) (a)	0.10		0.12	0.06	0.12	0.07
Net realized and unrealized gain (loss) on investments	(0.10)		0.12	0.85	2.03	0.77

Total from investment operations	(0.00)		0.24	0.91	2.15	0.84

Less dividends and distributions:
From net investment income	(0.15)		(0.13)	(0.12)	(0.13)	(0.07)
From net realized gain on investments	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)

Total dividends and distributions	(0.47)		(0.40)	(0.47)	(0.20)	(0.65)

Net asset value at end of year	$10.54		$11.01	$11.17	$10.73	$8.78

Total investment return (b)	(0.00	%)(c)	2.16%	8.71%	24.98%	10.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93	% (e)	1.10%	0.53%	1.22%	0.79%
Net expenses (d)	0.46	% (f)	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.89%		0.89%	0.87%	0.93%	0.95%
Portfolio turnover rate	38%		42%	51%	63%	102%
Net assets at end of year (in 000’s)	$4,464		$3,754	$6,157	$4,865	$4,128

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Less than one-tenth of a percent.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net investment income (loss) would have been 0.91%.
(f)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Year ended October 31,
Class R3	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.05		$11.20	$10.68	$8.73	$8.55

Net investment income (loss) (a)	0.07		0.08	(0.02)	0.13	0.05
Net realized and unrealized gain (loss) on investments	(0.10)		0.14	0.89	2.00	0.76

Total from investment operations	(0.03)		0.22	0.87	2.13	0.81

Less dividends and distributions:
From net investment income	(0.11)		(0.10)	—	(0.11)	(0.05)
From net realized gain on investments	(0.32)		(0.27)	(0.35)	(0.07)	(0.58)

Total dividends and distributions	(0.43)		(0.37)	(0.35)	(0.18)	(0.63)

Net asset value at end of year	$10.59		$11.05	$11.20	$10.68	$8.73

Total investment return (b)	(0.25%)		2.00%	8.30%	24.85%	10.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64	%(d)	0.72%	(0.21%)	1.42%	0.56%
Net expenses (c)	0.71	%(e)	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	1.14%		1.14%	1.12%	1.17%	1.20%
Portfolio turnover rate	38%		42%	51%	63%	102%
Net assets at end of year (in 000’s)	$146		$110	$108	$3	$3,767

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	79

MainStay Retirement 2060 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2016

Class	Sales Charge		Since Inception (2/29/16)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.23 10.30%	1.82 1.82%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.23 10.30	2.02 2.02
Class I Shares	No Sales Charge		10.50	1.57
Class R1 Shares	No Sales Charge		10.50	1.67
Class R2 Shares	No Sales Charge		10.30	1.92
Class R3 Shares	No Sales Charge		10.10	2.17

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

80	MainStay Retirement 2060 Fund

Benchmark Performance	Since Inception
S&P 500® Index[3]	11.55%
MSCI EAFE® Index[4]	9.42
Bloomberg Barclays U.S. Aggregate Bond Index[5]	2.83
Retirement 2060 Composite Index[6]	10.56
Average Lipper Mixed-Asset Target 2055+ Fund[7]	11.32

3.

The S&P 500 Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-
throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Retirement 2060 Composite Index as an additional benchmark. The Retirement 2060 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Mixed-Asset Target 2055+ Fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

81

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2060 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,027.00	$1.99	$1,023.20	$1.98

Investor Class Shares	$1,000.00	$1,027.00	$2.39	$1,022.80	$2.39

Class I Shares	$1,000.00	$1,028.90	$0.61	$1,024.50	$0.61

Class R1 Shares	$1,000.00	$1,028.90	$1.17	$1,024.00	$1.17

Class R2 Shares	$1,000.00	$1,028.00	$2.45	$1,022.70	$2.44

Class R3 Shares	$1,000.00	$1,026.10	$3.67	$1,021.50	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.39% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.23% for Class R1, 0.48% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

82	MainStay Retirement 2060 Fund

Investment Objectives of Underlying Funds as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 87 for specific holdings within these categories.

83

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2060 Fund perform relative to its benchmarks and peers during the period from its inception on February 29, 2016, through October 31, 2016?

Excluding all sales charges, MainStay Retirement 2060 Fund returned 10.30% for Class A shares and Investor Class shares from its inception on February 29, 2016, through October 31, 2016. Over the same period, Class I shares and Class R1 shares returned 10.50%, Class R2 shares returned 10.30% and Class R3 shares returned 10.10%. From February 29, 2016, through October 31, 2016, all share classes underperformed the 11.55% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and outperformed the 9.42% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. Over the same period, all share classes outperformed the 2.83% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 but underperformed the 10.56% return of the Retirement 2060 Composite Index.2 The Bloomberg Barclays U.S. Aggregate Bond Index and the Retirement 2060 Composite Index are additional benchmarks of the Fund. All share classes underperformed the 11.32% return of the Average Lipper3 Mixed-Asset Target 2055+ Fund from February 29, 2016, through October 31, 2016. See page 80 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated Underlying Fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international and emerging-market stocks—explain much of the Fund’s relative performance, as these asset classes tended to substantially outperform U.S. large-cap stocks during the reporting period. The Fund’s exposure to investment-grade bonds, on the other hand, presented challenges to the Fund’s relative performance because during the reporting period, investment-grade bonds in the aggregate generally underperformed U.S. large-cap stocks.

The Retirement 2060 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from performance, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay Common Stock Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund and MainStay Epoch U.S. All Cap Fund.

The Fund’s relative performance also suffered from a decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred: U.S. Treasury yields fell, and stocks that offered high dividends outperformed those that did not by very wide margins. As a result, the Fund’s decision to hold only a very small position in MainStay Epoch Equity Yield Fund, which focused on dividend-paying stocks, detracted from relative performance.

Asset class policy made a materially positive contribution to the Fund’s active return. (Contributions take weightings and total returns into account.) The Fund maintained a general bias toward stocks over bonds and toward stocks in international markets in particular prior to the U.K. vote to exit the European Union (“Brexit”). This strategy was reversed after the British referendum but detracted slightly from performance. The resulting shortfall, however, was offset many times over by a tilt toward value stocks over growth stocks, a preference for small-capitalization companies over large-capitalization companies in the U.S. market, a bias toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads were especially wide. As a result, asset class policy added positively to relative returns, but not on a scale to overcome the performance difficulties the Fund experienced at the Underlying Fund level.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 81 for more information on this index.
3.	See footnote on page 81 for more information on Lipper Inc.

84	MainStay Retirement 2060 Fund

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund maintained a modest “risk on” posture for its first few months of operation. Specifically, the Fund leaned toward equities. It also leaned toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. Because we believed that the negative effects of a strong dollar had begun to subside, that energy and metals prices were on the rebound, and that revenues appeared to be poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. During the reporting period, corporate profits grew but at a rate that was relatively subdued.

The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. Before Brexit, the Fund weighted stocks in international markets somewhat more heavily than the Retirement 2060 Composite Index, although this position was reversed following the U.K. referendum. At that time, holdings of emerging-market equities were increased and U.S. positions were firmly skewed toward smaller companies that are considered to be value stocks based on price multiples.

While U.S. Treasury yields remained at low levels, as they have for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff to be undesirable. In our opinion, investors are not being well rewarded for the risk they would bear if rates were to start moving markedly higher—a scenario we found plausible. For this reason, we steered the Fund somewhat away from long-duration, high-quality bonds, redirecting those assets to a combination of speculative-grade bonds and short-duration assets.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as the Fund established new positions during the reporting period. Among them were new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter was promptly closed following the Brexit vote. With the U.S. economy stronger than that of most other developed nations and the potential for tighter monetary policy looming on the horizon, we acknowledged that further dollar strength was not out of the question. In our opinion, hedged vehicles could help the Fund mitigate the related risks. Those new investments were sourced from reductions in the Fund’s positions in MainStay ICAP International Fund and MainStay International Equity Fund.

The Fund also established a new position in IQ Enhanced Core Plus Bond U.S. ETF. This is a “smart beta”5 product that attempts to dynamically adjust exposure to segments of the fixed-income market. We viewed this ETF as a compelling way to diversify across management styles while lowering acquired Underlying Fund expenses.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to excess new supply and fears of waning demand from China. Our view was that capital-expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut, reestablish equilibrium, put a floor under pricing and enable materials and energy companies to see their businesses recover. Largely for the same reason, the Fund increased its position in VanEck Vectors J.P. Morgan EM Local Currency Bond ETF during the reporting period.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held from inception through October 31, 2016, the highest total returns came from VanEck Vectors India Small-Cap Index ETF and VanEck Vectors Africa Index ETF. The Underlying Equity Funds that posted the lowest total returns were iShares MSCI Poland Capped ETF and iShares MSCI Frontier 100 ETF.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The most substantial positive contributions to the Fund’s performance came from iShares Russell 2000 Index ETF and MainStay Large Cap Growth Fund. The weakest contributions

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

85

came from MainStay Epoch U.S. Equity Yield Fund and iShares MSCI Poland Capped ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation and central bank efforts to provide greater monetary stimulus all contributed to low bond yields across the yield curve.6 Ten-year U.S. Treasury bonds bounced modestly since early July but remained near historic lows, while government bonds in some other Western nations continued to trade in negative territory. Low yields tend to detract from the performance of Underlying Fixed-Income Funds. Meanwhile, after credit spreads7 widened because of default concerns in the energy and materials sectors and a more generalized anxiety that the United States might have been heading toward recession, credit spreads tightened from February through the end of the reporting period. Rebounding oil prices and improving data at home and abroad have helped alleviate some of those fears, allowing spreads to contract back to the levels of mid-2015. Underlying Fixed-Income Funds that invest in spread product generally perform poorly when spreads widen but perform well when spreads contract.

Which fixed-income market segments were strong performers and which segments were weak?

Riskier security types, including speculative-grade bonds and emerging-market debt had strong performance during the reporting period. Higher-quality bonds also finished the reporting period in positive territory but provided lower total returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

The most substantial contributions to performance in the fixed-income portion of the Fund came from MainStay MainStay Short Duration High Yield Fund and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. Both contributions were relatively small. No Underlying Fixed-Income Fund in which the Fund was invested for the entire reporting period generated negative performance. A position in the Fund’s cash sweep account had a minimal impact on the Fund’s performance, and the contribution from Vanguard Short-Term Inflation-Protected Securities Index ETF was small.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

86	MainStay Retirement 2060 Fund

Portfolio of Investments October 31, 2016

	Shares	Value
Affiliated Investment Companies 79.9%†
Equity Funds 75.9%
IQ 50 Percent Hedged FTSE International ETF	5,343	$96,081
IQ Global Resources ETF	3,068	79,737
MainStay Common Stock Fund Class I	25,344	507,888
MainStay Epoch International Small Cap Fund Class I	9,872	206,325
MainStay Epoch U.S. All Cap Fund Class I	28,123	719,107
MainStay Epoch U.S. Equity Yield Fund Class I	2,444	35,066
MainStay ICAP Equity Fund Class I	6,976	288,466
MainStay ICAP International Fund Class I	15,911	484,649
MainStay International Equity Fund Class I	14,717	199,999
MainStay Large Cap Growth Fund Class I	99,873	963,779
MainStay MAP Fund Class I	12,901	476,286
MainStay S&P 500 Index Fund Class I	4,320	207,861

Total Equity Funds (Cost $3,952,322)		4,265,244

Fixed Income Funds 4.0%
IQ Enhanced Core Plus Bond U.S. ETF	1,435	28,944
MainStay Floating Rate Fund Class I	2,130	19,791
MainStay High Yield Corporate Bond Fund Class I	368	2,116
MainStay Short Duration High Yield Fund Class I	14,356	142,122
MainStay Total Return Bond Fund Class I	2,799	29,835

Total Fixed Income Funds (Cost $215,895)		222,808

Total Affiliated Investment Companies (Cost $4,168,217)		4,488,052

Unaffiliated Investment Companies 17.2%
Equity Funds 15.8%
iShares MSCI All Country Asia ex-Japan ETF	1,918	113,009
iShares MSCI Frontier 100 ETF	597	14,788
iShares MSCI India ETF	580	16,843
iShares MSCI Philippines ETF	366	12,938
iShares MSCI Poland Capped ETF	313	5,819
iShares Russell 2000 ETF	5,283	626,035
SPDR S&P Emerging Markets Small Cap ETF	1,707	73,401
VanEck Vectors Africa Index ETF	434	8,910
VanEck Vectors India Small-Cap Index ETF	285	13,905

Total Equity Funds (Cost $770,179)		885,648

Fixed Income Funds 1.4%
iShares TIPS Bond ETF	143	16,568
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	2,235	41,951

	Shares	Value
Fixed Income Funds (continued)
Vanguard Short-Term Inflation-Protected Securities ETF (a)	448	$22,248

Total Fixed Income Funds (Cost $80,428)		80,767

Total Unaffiliated Investment Companies (Cost $850,607)		966,415

	Principal Amount
Short-Term Investment 2.6%
Repurchase Agreement 2.6%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $145,930 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 4/30/19, with a Principal Amount of $150,000 and a Market Value of $152,508)	$145,930	145,930

Total Short-Term Investment (Cost $145,930)		145,930

Total Investments (Cost $5,164,754) (b)	99.7%	5,600,397
Other Assets, Less Liabilities	0.3	17,486
Net Assets	100.0%	$5,617,883

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of October 31, 2016, cost was $5,164,836 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$436,842
Gross unrealized depreciation	(1,281)

Net unrealized appreciation	$435,561

The following abbreviations are used above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

TIPS —Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	87

Portfolio of Investments October 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$4,265,244	$—	$—	$4,265,244
Fixed Income Funds	222,808	—	—	222,808

Total Affiliated Investment Companies	4,488,052	—	—	4,488,052

Unaffiliated Investment Companies
Equity Funds	885,648	—	—	885,648
Fixed Income Funds	80,767	—	—	80,767

Total Unaffiliated Investment Companies	966,415	—	—	966,415

Short-Term Investment
Repurchase Agreement	—	145,930	—	145,930

Total Investments in Securities	$5,454,467	$145,930	$—	$5,600,397

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

88	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $4,168,217)	$4,488,052
Investment in unaffiliated investment companies, at value (identified cost $850,607)	966,415
Repurchase agreement, at value (identified cost $145,930)	145,930
Receivables:
Fund shares sold	497
Unamortized Offering Cost (See Note 2)	28,645
Other assets	5,250

Total assets	5,634,789

Liabilities
Due to custodian	82
Payables:
Professional fees	10,170
Manager (See Note 3)	1,396
Custodian	1,178
Shareholder communication	556
NYLIFE Distributors (See Note 3)	55
Transfer agent (See Note 3)	38
Trustees	16
Accrued expenses	3,415

Total liabilities	16,906

Net assets	$5,617,883

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$508
Additional paid-in capital	5,090,966

5,091,474
Undistributed net investment income	14,128
Accumulated net realized gain (loss) on investments	76,638
Net unrealized appreciation (depreciation) on investments	435,643

Net assets	$5,617,883

Class A
Net assets applicable to outstanding shares	$27,886

Shares of beneficial interest outstanding	2,527

Net asset value per share outstanding	$11.04
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.68

Investor Class
Net assets applicable to outstanding shares	$87,651

Shares of beneficial interest outstanding	7,947

Net asset value per share outstanding	$11.03
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.67

Class I
Net assets applicable to outstanding shares	$5,389,044

Shares of beneficial interest outstanding	487,500

Net asset value and offering price per share outstanding	$11.05

Class R1
Net assets applicable to outstanding shares	$27,620

Shares of beneficial interest outstanding	2,500

Net asset value and offering price per share outstanding	$11.05

Class R2
Net assets applicable to outstanding shares	$27,571

Shares of beneficial interest outstanding	2,500

Net asset value and offering price per share outstanding	$11.03

Class R3
Net assets applicable to outstanding shares	$58,111

Shares of beneficial interest outstanding	5,278

Net asset value and offering price per share outstanding	$11.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	89

Statement of Operations for the period February 29, 2016 (Inception date) through October 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,592
Dividend distributions from unaffiliated investment companies	8,488
Interest	36

Total income	19,116

Expenses
Offering (See Note 2)	67,261
Manager (See Note 3)	3,682
Registration	10,162
Professional fees	20,288
Custodian	2,461
Shareholder communication	953
Distribution/Service—Class A (See Note 3)	46
Distribution/Service—Investor Class (See Note 3)	82
Distribution/Service—Class R2 (See Note 3)	46
Distribution/Service—Class R3 (See Note 3)	132
Shareholder service (See Note 3)	64
Trustees	118
Transfer agent (See Note 3)	86
Miscellaneous	3,190

Total expenses before waiver/reimbursement	108,571
Expense waiver/reimbursement from Manager (See Note 3)	(103,566)

Net expenses	5,005

Net investment income (loss)	14,111

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	72,243
Unaffiliated investment company transactions	4,395

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	76,638

Net change in unrealized appreciation (depreciation) on investments	435,643

Net realized and unrealized gain (loss) on investments	512,281

Net increase (decrease) in net assets resulting from operations	$526,392

90	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 29, 2016 (Inception date) through October 31, 2016

2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,111
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	76,638
Net change in unrealized appreciation (depreciation) on investments	435,643

Net increase (decrease) in net assets resulting from operations	526,392

Capital share transactions:
Net proceeds from sale of shares	5,106,591
Cost of shares redeemed	(15,100)

Increase (decrease) in net assets derived from capital share transactions	5,091,491

Net increase (decrease) in net assets	5,617,883

Net Assets
Beginning of period	—

End of period	$5,617,883

Undistributed net investment income at end of period	$14,128

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	91

Financial Highlights selected per share data and ratios

Class A	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss) on investments	1.03

Total from investment operations	1.04

Net asset value at end of period	$11.04

Total investment return (b)(c)(d)	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	%††
Net expenses (e)	0.37	%††
Expenses (before waiver/reimbursement) (e)	3.19	%††
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$28

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principals.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Investor Class	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss) on investments	1.02

Total from investment operations	1.03

Net asset value at end of period	$11.03

Total investment return (b)(c)	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07	%††
Net expenses (d)	0.47	%††
Expenses (before waiver/reimbursement) (d)	3.55	%††
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$88

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

92	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class I	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss) on investments	1.02

Total from investment operations	1.05

Net asset value at end of period	$11.05

Total investment return (b)(c)	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39	%††
Net expenses (d)	0.12	%††
Expenses (before waiver/reimbursement) (d)	2.94	%††
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$5,389

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss) on investments	1.03

Total from investment operations	1.05

Net asset value at end of period	$11.05

Total investment return (b)(c)	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27	%††
Net expenses (d)	0.22	%††
Expenses (before waiver/reimbursement) (d)	3.04	%††
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$28

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	93

Financial Highlights selected per share data and ratios

Class R2	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.00	(b)
Net realized and unrealized gain (loss) on investments	1.03

Total from investment operations	1.03

Net asset value at end of period	$11.03

Total investment return (c)(d)	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04	%††
Net expenses (e)	0.47	%††
Expenses (before waiver/reimbursement) (e)	3.29	%††
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$28

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than one cent per share.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	(0.02)
Net realized and unrealized gain (loss) on investments	1.03

Total from investment operations	1.01

Net asset value at end of period	$11.01

Total investment return (b)(c)	10.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23	%)††
Net expenses (d)	0.72	% ††
Expenses (before reimbursement/waiver) (d)	3.72	% ††
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$58

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

94	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but did not commence operations until August 21, 2014. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. The Retirement 2060 Fund’s inception date was February 29, 2016 for all share classes. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. A CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge after January 1, 2017. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund was designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2060 Fund is designed for an investor who is seeking to retire between the years 2056 and 2065, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in other mutual funds and exchange-traded funds (“ETFs”), managed by, New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (“affiliated Underlying Funds”), mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”), if an affiliated underlying Fund in a particular asset class is not available collectively (“Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Retirement Fund’s securities

95

Notes to Financial Statements (continued)

and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Retirement Funds’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Retirement Fund.

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a Retirement Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of each Retirement Fund’s assets and liabilities is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Affiliated Underlying Funds are valued at their NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Affiliated Underlying Fund’s manager in consultation with the Affiliated Underlying Fund’s subadvisor(s), if any.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

96	MainStay Target Date Funds

Management evaluates the Retirement Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Retirement Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements to earn income. The Retirement Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Retirement Fund to the seller secured by the securities transferred to the respective Retirement Fund.

When the Retirement Funds enter into repurchase agreements, the Retirement Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Retirement Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Retirement Fund.

(H)  Offering Costs.  Costs were incurred by MainStay Retirement 2060 Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the

97

Notes to Financial Statements (continued)

Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Retirement Funds.

Under the Management Agreement, each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of each Retirement Fund do not exceed the following percentages of average daily net assets: Class A, 0.375%; Investor Class, 0.475%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475%, and Class R3, 0.725%. These agreements will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2016, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$61,921
MainStay Retirement 2020 Fund	167,648
MainStay Retirement 2030 Fund	237,473
MainStay Retirement 2040 Fund	181,685
MainStay Retirement 2050 Fund	90,430
MainStay Retirement 2060 Fund	3,682

During the year ended October 31, 2016, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$223,274
MainStay Retirement 2020 Fund	229,336
MainStay Retirement 2030 Fund	302,286
MainStay Retirement 2040 Fund	327,544
MainStay Retirement 2050 Fund	381,105
MainStay Retirement 2060 Fund	103,566

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2016, shareholder service fees incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class R1	$12,433
Class R2	2,479
Class R3	19

MainStay Retirement 2020 Fund
Class R1	$25,616
Class R2	2,703
Class R3	76

MainStay Retirement 2030 Fund
Class R1	$18,069
Class R2	4,615
Class R3	360

98	MainStay Target Date Funds

MainStay Retirement 2040 Fund
Class R1	$10,511
Class R2	5,142
Class R3	19

MainStay Retirement 2050 Fund
Class R1	$3,627
Class R2	4,017
Class R3	124

MainStay Retirement 2060 Fund
Class R1	$19
Class R2	18
Class R3	27

(C)  Sales Charges.  During the year ended October 31, 2016, the Retirement Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Retirement 2010 Fund
Class A	$380
Investor Class	2,366

MainStay Retirement 2020 Fund
Class A	$3,379
Investor Class	12,346

MainStay Retirement 2030 Fund
Class A	$7,595
Investor Class	30,875

MainStay Retirement 2040 Fund
Class A	$4,924
Investor Class	33,292

MainStay Retirement 2050 Fund
Class A	$1,685
Investor Class	23,850

MainStay Retirement 2060 Fund
Investor Class	376

During the year ended October 31, 2016, the Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares were as follows:

MainStay Retirement 2030 Fund
Investor Class	$1

MainStay Retirement 2040 Fund
Class A	$92

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. During the year ended October 31, 2016, transfer agent expenses incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class A	$11,187
Investor Class	6,388
Class I	62,098
Class R1	19,183
Class R2	3,997
Class R3	32

MainStay Retirement 2020 Fund
Class A	$11,303
Investor Class	18,438
Class I	72,884
Class R1	16,095
Class R2	1,731
Class R3	49

MainStay Retirement 2030 Fund
Class A	$12,578
Investor Class	36,661
Class I	135,505
Class R1	13,289
Class R2	3,390
Class R3	264

MainStay Retirement 2040 Fund
Class A	$9,822
Investor Class	44,515
Class I	152,014
Class R1	11,127
Class R2	5,415
Class R3	20

99

Notes to Financial Statements (continued)

MainStay Retirement 2050 Fund
Class A	$9,330
Investor Class	36,934
Class I	197,803
Class R1	10,057
Class R2	11,074
Class R3	343

MainStay Retirement 2060 Fund
Investor Class	$33
Class I	52
Class R1	1

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2016, purchases and sales transactions, income earned from investments and percentages of Affiliated Investment Companies were as follows:

MainStay Retirement 2010 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$807	$(749)	$7	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	1,227	(284)	9	—	975	0.6
IQ Enhanced Core Bond U.S. ETF	—	3,250	(933)	24	—	2,329	2.5
IQ Enhanced Core Plus Bond U.S. ETF	—	577	(571)	2	—	8	0.0
IQ Global Resources ETF	—	282	(65)	—	—	223	0.1
MainStay Common Stock Fund Class I	2,889	521	(1,281)	38	—	2,130	2.4
MainStay Epoch International Small Cap Fund Class I	776	138	(569)	18	—	299	0.9
MainStay Epoch U.S. All Cap Fund Class I	3,717	884	(1,802)	36	350	2,423	0.4
MainStay Epoch U.S. Equity Yield Fund Class I	—	232	(46)	2	—	188	0.3
MainStay Floating Rate Fund Class I	119	830	(127)	13	—	832	0.1
MainStay High Yield Corporate Bond Fund Class I	2,069	2,838	(2,678)	248	—	2,476	0.1
MainStay ICAP Equity Fund Class I	1,708	1,351	(1,645)	21	320	1,084	0.2
MainStay ICAP International Fund Class I	2,023	726	(2,537)	32	—	58	—
MainStay Indexed Bond Fund Class I	14,191	2,984	(7,603)	323	147	9,617	4.9
MainStay International Equity Fund Class I	942	195	(1,141)	3	—	1	—
MainStay Large Cap Growth Fund Class I	3,221	647	(2,221)	—	295	1,288	—
MainStay MAP Fund Class I	2,729	1,279	(1,217)	33	435	2,363	0.3
MainStay S&P 500 Index Fund Class I	3,002	4,124	(5,384)	59	121	1,550	0.2
MainStay Short Duration High Yield Fund Class I	2,960	148	(1,837)	98	—	1,260	0.3
MainStay Total Return Bond Fund Class I	16,216	1,774	(6,136)	446	—	12,177	1.3

Total	$56,562	$24,814	$(38,826)	$1,412	$1,668	$41,281

100	MainStay Target Date Funds

MainStay Retirement 2020 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$1,623	$(1,517)	$12	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	2,910	(657)	20	—	2,333	1.4
IQ Enhanced Core Bond U.S. ETF	—	8,027	(1,754)	52	—	6,275	6.7
IQ Enhanced Core Plus Bond U.S. ETF	—	1,622	(889)	11	—	751	0.3
IQ Global Resources ETF	—	1,213	(146)	—	—	1,107	0.7
MainStay Common Stock Fund Class I	12,289	1,391	(3,477)	161	—	10,150	11.6
MainStay Epoch International Small Cap Fund Class I	3,481	627	(1,141)	84	—	2,797	8.6
MainStay Epoch U.S. All Cap Fund Class I	12,346	3,070	(3,328)	132	1,284	10,710	1.6
MainStay Epoch U.S. Equity Yield Fund Class I	—	754	(142)	5	—	622	1.0
MainStay Floating Rate Fund Class I	35	1,705	(74)	8	—	1,672	0.2
MainStay High Yield Corporate Bond Fund Class I	1,920	7,365	(4,677)	443	—	5,150	0.1
MainStay ICAP Equity Fund Class I	8,041	3,900	(4,540)	97	1,430	5,835	1.0
MainStay ICAP International Fund Class I	9,950	2,739	(8,375)	158	—	3,720	0.5
MainStay Indexed Bond Fund Class I	12,815	6,381	(10,230)	298	142	8,991	4.6
MainStay International Equity Fund Class I	4,623	577	(3,982)	14	—	1,280	0.7
MainStay Large Cap Growth Fund Class I	10,886	3,212	(6,889)	—	1,019	5,999	0.1
MainStay MAP Fund Class I	11,868	4,489	(3,673)	143	1,870	10,754	1.3
MainStay S&P 500 Index Fund Class I	11,441	11,385	(15,495)	217	447	6,762	0.9
MainStay Short Duration High Yield Fund Class I	7,612	317	(4,104)	267	—	3,808	0.9
MainStay Total Return Bond Fund Class I	37,669	7,131	(13,056)	1,079	—	32,486	3.5

Total	$144,976	$70,438	$(88,146)	$3,201	$6,192	$121,202

MainStay Retirement 2030 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$2,201	$(2,056)	$15	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	3,823	(449)	28	—	3,478	2.1
IQ Enhanced Core Plus Bond U.S. ETF	—	11,714	(1,131)	77	—	10,542	4.1
IQ Global Resources ETF	—	2,451	(136)	—	—	2,400	1.5
MainStay Common Stock Fund Class I	22,473	1,685	(3,405)	289	—	20,589	23.5
MainStay Epoch International Small Cap Fund Class I	6,330	1,039	(1,142)	156	—	5,924	18.3
MainStay Epoch U.S. All Cap Fund Class I	22,527	5,550	(3,160)	236	2,303	22,373	3.3
MainStay Epoch U.S. Equity Yield Fund Class I	—	1,587	(130)	11	—	1,473	2.3
MainStay Floating Rate Fund Class I	485	2,941	(269)	51	—	3,189	0.4
MainStay High Yield Corporate Bond Fund Class I	1,874	10,549	(4,785)	592	—	8,387	0.2
MainStay ICAP Equity Fund Class I	14,798	5,967	(5,684)	182	2,564	12,180	2.1
MainStay ICAP International Fund Class I	19,020	4,357	(11,545)	300	—	10,807	1.4
MainStay International Equity Fund Class I	8,699	983	(5,520)	26	—	4,286	2.4
MainStay Large Cap Growth Fund Class I	19,702	4,462	(9,362)	—	1,865	12,567	0.1
MainStay MAP Fund Class I	21,720	7,301	(3,169)	256	3,353	22,308	2.8
MainStay S&P 500 Index Fund Class I	20,164	15,617	(20,155)	373	766	14,770	2.0
MainStay Short Duration High Yield Fund Class I	10,470	958	(5,270)	377	—	6,134	1.4
MainStay Total Return Bond Fund Class I	34,143	9,761	(12,196)	1,017	—	32,414	3.5

Total	$202,405	$92,946	$(89,564)	$3,986	$10,851	$193,821

101

Notes to Financial Statements (continued)

MainStay Retirement 2040 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$1,682	$(1,556)	$12	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	2,574	(260)	20	—	2,394	1.4
IQ Enhanced Core Plus Bond U.S. ETF	—	7,401	(556)	45	—	6,796	2.7
IQ Global Resources ETF	—	2,266	(114)	—	—	2,233	1.4
MainStay Common Stock Fund Class I	17,457	1,901	(2,183)	230	—	17,019	19.4
MainStay Epoch International Small Cap Fund Class I	5,848	919	(836)	143	—	5,657	17.4
MainStay Epoch U.S. All Cap Fund Class I	23,085	4,066	(4,089)	233	2,272	20,460	3.1
MainStay Epoch U.S. Equity Yield Fund Class I	—	1,075	(89)	10	—	999	1.6
MainStay Floating Rate Fund Class I	110	2,003	(127)	26	—	2,005	0.3
MainStay High Yield Corporate Bond Fund Class I	—	6,297	(2,643)	285	—	4,080	0.1
MainStay ICAP Equity Fund Class I	10,326	5,404	(3,710)	140	1,908	9,891	1.7
MainStay ICAP International Fund Class I	17,454	4,122	(8,580)	278	—	12,077	1.6
MainStay International Equity Fund Class I	8,074	823	(4,089)	24	—	4,884	2.7
MainStay Large Cap Growth Fund Class I	20,764	5,249	(9,064)	—	2,235	14,422	0.2
MainStay MAP Fund Class I	16,654	6,299	(1,894)	199	2,601	18,331	2.3
MainStay S&P 500 Index Fund Class I	14,933	13,921	(15,149)	265	546	13,048	1.7
MainStay Short Duration High Yield Fund Class I	5,879	1,505	(2,686)	270	—	4,740	1.1
MainStay Total Return Bond Fund Class I	8,307	2,853	(4,437)	240	—	6,894	0.7

Total	$148,891	$70,360	$(62,062)	$2,420	$9,562	$145,930

MainStay Retirement 2050 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$866	$(810)	$6	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	1,462	(99)	11	—	1,404	0.8
IQ Enhanced Core Plus Bond U.S. ETF	—	2,131	(149)	13	—	1,965	0.8
IQ Global Resources ETF	—	1,236	(36)	—	—	1,237	0.8
MainStay Common Stock Fund Class I	8,137	1,633	(1,185)	109	—	8,496	9.7
MainStay Epoch International Small Cap Fund Class I	2,986	631	(391)	73	—	3,092	9.5
MainStay Epoch U.S. All Cap Fund Class I	12,309	2,817	(2,522)	120	1,171	11,265	1.7
MainStay Epoch U.S. Equity Yield Fund Class I	—	606	(48)	5	—	563	0.9
MainStay Floating Rate Fund Class I	—	1,007	(33)	3	—	975	0.1
MainStay High Yield Corporate Bond Fund Class I	—	2,363	(1,310)	95	—	1,211	—
MainStay ICAP Equity Fund Class I	4,501	3,172	(2,412)	66	860	4,346	0.8
MainStay ICAP International Fund Class I	9,162	2,481	(4,154)	145	—	7,032	0.9
MainStay International Equity Fund Class I	4,139	627	(2,104)	13	—	2,716	1.5
MainStay Large Cap Growth Fund Class I	13,383	4,969	(4,094)	—	1,509	12,597	0.1
MainStay MAP Fund Class I	7,635	3,076	(886)	91	1,193	8,581	1.1
MainStay S&P 500 Index Fund Class I	4,982	8,181	(7,125)	96	197	5,729	0.8
MainStay Short Duration High Yield Fund Class I	2,309	1,519	(1,433)	131	—	2,429	0.6
MainStay Total Return Bond Fund Class I	1,099	2,066	(1,179)	49	—	2,002	0.2

Total	$70,642	$40,843	$(29,970)	$1,026	$4,930	$75,640

102	MainStay Target Date Funds

MainStay Retirement 2060 Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income		Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$83	$(78)	$1		$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	93	— (a)	1		—	96	0.1
IQ Enhanced Core Plus Bond U.S. ETF	—	34	(5)	—	(a)	—	29	0.0
IQ Global Resources ETF	—	87	(10)	—		—	80	0.1
MainStay Common Stock Fund Class I	—	514	(43)	—		—	508	0.6
MainStay Epoch International Small Cap Fund Class I	—	229	(40)	—		—	206	0.6
MainStay Epoch U.S. All Cap Fund Class I	—	683	(28)	—		—	719	0.1
MainStay Epoch U.S. Equity Yield Fund Class I	—	36	(1)	—	(a)	—	35	0.1
MainStay Floating Rate Fund Class I	—	20	— (a)	—	(a)	—	20	—
MainStay High Yield Corporate Bond Fund Class I	—	2	— (a)	—	(a)	—	2	—
MainStay ICAP Equity Fund Class I	—	409	(148)	4		—	288	0.1
MainStay ICAP International Fund Class I	—	662	(240)	—		—	485	0.1
MainStay International Equity Fund Class I	—	284	(108)	—		—	200	0.1
MainStay Large Cap Growth Fund Class I	—	1,089	(209)	—		—	964	—
MainStay MAP Fund Class I	—	525	(99)	—		—	476	0.1
MainStay S&P 500 Index Fund Class I	—	427	(236)	—		—	208	—
MainStay Short Duration High Yield Fund Class I	—	183	(49)	5		—	142	—
MainStay Total Return Bond Fund Class I	—	31	(1)	—	(a)	—	30	—

Total	$—	$5,391	$(1,295)	$11		$—	$4,488

(a)	Less than one thousand dollars.

As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Retirement Funds with values and percentages of net assets as follows:

MainStay Retirement 2010 Fund
Class I	$1,166,257	3.0%
Class R1	24,783	100.0
Class R3	10,894	26.6

MainStay Retirement 2020 Fund
Class I	$7,113,613	6.1%
Class R1	24,673	100.0
Class R3	9,913	10.2

MainStay Retirement 2030 Fund
Class I	$14,645,645	7.5%
Class R1	24,629	100.0

MainStay Retirement 2040 Fund
Class I	$12,167,368	8.0%
Class R1	24,565	91.5
Class R3	10,668	40.3

MainStay Retirement 2050 Fund
Class I	$9,592,164	12.4%
Class R1	24,561	91.2

MainStay Retirement 2060 Fund
Class A	$27,575	98.9%
Investor Class	27,575	31.5
Class I	5,386,875	100.0
Class R1	27,625	100.0
Class R2	27,575	100.0
Class R3	27,525	47.4

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Retirement 2010 Fund	$950,297	$1,098,496	$—	$2,783,457	$4,832,250
MainStay Retirement 2020 Fund	1,848,754	3,245,569	—	11,217,599	16,311,922
MainStay Retirement 2030 Fund	1,927,226	6,572,535	—	18,278,767	26,778,528
MainStay Retirement 2040 Fund	918,483	5,742,303	—	12,214,941	18,875,727
MainStay Retirement 2050 Fund	347,192	3,292,597	—	7,577,843	11,217,632
MainStay Retirement 2060 Fund	90,848	—	—	435,561	526,409

103

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received from underlying Regulated Investment Companies.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Retirement 2010 Fund	$168,606	$(665,313)	$496,707
MainStay Retirement 2020 Fund	664,405	(1,631,138)	966,733

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Retirement 2030 Fund	$1,117,526	$(1,117,526)	$—
MainStay Retirement 2040 Fund	920,880	(920,880)	—
MainStay Retirement 2050 Fund	438,967	(438,967)	—
MainStay Retirement 2060 Fund	17	—	(17)

The reclassifications for the Retirement Funds are primarily due to short term distributions received from underlying Regulated Investment Companies, return of capital distributions received from underlying Regulated Investment Companies, nondeductible expenses, and distributions in connection with redemption of fund shares.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2016			2015
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$1,527,879	$1,366,390	$2,894,269	$2,104,115	$1,234,285	$3,338,400
MainStay Retirement 2020 Fund	3,766,036	3,733,785	7,499,821	4,316,552	2,482,952	6,799,504
MainStay Retirement 2030 Fund	4,875,394	5,575,613	10,451,007	4,930,631	3,201,186	8,131,817
MainStay Retirement 2040 Fund	3,361,486	4,426,468	7,787,954	3,580,445	3,281,177	6,861,622
MainStay Retirement 2050 Fund	1,627,972	2,273,352	3,901,324	1,423,679	1,605,031	3,028,710

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund’s net assets and/or the market value of securities held by each Retirement Fund and the number of certain transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances

Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Retirement Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Retirement Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Retirement Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order.

During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Retirement Funds.

104	MainStay Target Date Funds

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$27,084	$42,560
MainStay Retirement 2020 Fund	77,190	97,183
MainStay Retirement 2030 Fund	104,101	98,566
MainStay Retirement 2040 Fund	78,859	67,501
MainStay Retirement 2050 Fund	45,738	33,012
MainStay Retirement 2060 Fund	6,292	1,350

Note 9–Capital Share Transactions

MainStay Retirement 2010 Fund

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	63,462	$629,355
Shares issued to shareholders in reinvestment of dividends and distributions	31,871	311,696
Shares redeemed	(201,393)	(2,021,148)

Net increase (decrease) in shares outstanding before conversion	(106,060)	(1,080,097)
Shares converted into Class A (See Note 1)	4,239	41,345
Shares converted from Class A (See Note 1)	(2,116)	(21,896)

Net increase (decrease)	(103,937)	$(1,060,648)

Year ended October 31, 2015:
Shares sold	391,579	$4,061,657
Shares issued to shareholders in reinvestment of dividends and distributions	41,916	432,150
Shares redeemed	(565,454)	(5,817,672)

Net increase (decrease) in shares outstanding before conversion	(131,959)	(1,323,865)
Shares converted into Class A (See Note 1)	4,706	50,089

Net increase (decrease)	(127,253)	$(1,273,776)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	38,623	$383,551
Shares issued to shareholders in reinvestment of dividends and distributions	5,768	56,640
Shares redeemed	(28,598)	(288,850)

Net increase (decrease) in shares outstanding before conversion	15,793	151,341
Shares converted into Investor Class (See Note 1)	2,107	21,896
Shares converted from Investor Class (See Note 1)	(4,221)	(41,345)

Net increase (decrease)	13,679	$131,892

Year ended October 31, 2015:
Shares sold	43,897	$462,144
Shares issued to shareholders in reinvestment of dividends and distributions	5,177	53,641
Shares redeemed	(36,164)	(378,566)

Net increase (decrease) in shares outstanding before conversion	12,910	137,219
Shares converted from Investor Class (See Note 1)	(4,693)	(50,089)

Net increase (decrease)	8,217	$87,130

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	542,231	$5,478,332
Shares issued to shareholders in reinvestment of dividends and distributions	176,948	1,741,172
Shares redeemed	(754,867)	(7,641,423)

Net increase (decrease)	(35,688)	$(421,919)

Year ended October 31, 2015:
Shares sold	595,178	$6,276,100
Shares issued to shareholders in reinvestment of dividends and distributions	191,660	1,989,426
Shares redeemed	(1,204,127)	(12,619,721)

Net increase (decrease)	(417,289)	$(4,354,195)

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	80,178	$797,519
Shares issued to shareholders in reinvestment of dividends and distributions	69,478	683,662
Shares redeemed	(1,642,963)	(16,990,479)

Net increase (decrease)	(1,493,307)	$(15,509,298)

Period ended October 31, 2015:
Shares sold	138,148	$1,466,166
Shares issued to shareholders in reinvestment of dividends and distributions	72,399	752,228
Shares redeemed	(334,472)	(3,514,165)

Net increase (decrease)	(123,925)	$(1,295,771)

105

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	52,402	$522,535
Shares issued to shareholders in reinvestment of dividends and distributions	10,275	100,693
Shares redeemed	(37,145)	(369,080)

Net increase (decrease)	25,532	$254,148

Year ended October 31, 2015:
Shares sold	79,859	$840,813
Shares issued to shareholders in reinvestment of dividends and distributions	10,548	108,960
Shares redeemed	(110,128)	(1,157,783)

Net increase (decrease)	(19,721)	$(208,010)

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,898	$30,249
Shares issued to shareholders in reinvestment of dividends and distributions	40	407

Net increase (decrease)	2,938	$30,656

Year ended October 31, 2015:
Shares issued to shareholders in reinvestment of dividends and distributions	38	$397

Net increase (decrease)	38	$397

MainStay Retirement 2020 Fund
Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	351,563	$3,626,087
Shares issued to shareholders in reinvestment of dividends and distributions	73,681	747,126
Shares redeemed	(304,532)	(3,129,131)

Net increase (decrease) in shares outstanding before conversion	120,712	1,244,082
Shares converted into Class A (See Note 1)	11,445	119,288
Shares converted from Class A (See Note 1)	(4,813)	(50,090)

Net increase (decrease)	127,344	$1,313,280

Year ended October 31, 2015:
Shares sold	942,285	$10,078,940
Shares issued to shareholders in reinvestment of dividends and distributions	78,629	840,543
Shares redeemed	(1,376,926)	(14,625,455)

Net increase (decrease) in shares outstanding before conversion	(356,012)	(3,705,972)
Shares converted into Class A (See Note 1)	14,644	160,464
Shares converted from Class A (See Note 1)	(11,976)	(124,530)

Net increase (decrease)	(353,344)	$(3,670,038)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	203,531	$2,103,314
Shares issued to shareholders in reinvestment of dividends and distributions	30,211	306,941
Shares redeemed	(129,410)	(1,341,598)

Net increase (decrease) in shares outstanding before conversion	104,332	1,068,657
Shares converted into Investor Class (See Note 1)	4,576	47,702
Shares converted from Investor Class (See Note 1)	(11,432)	(119,288)

Net increase (decrease)	97,476	$997,071

Year ended October 31, 2015:
Shares sold	193,227	$2,096,867
Shares issued to shareholders in reinvestment of dividends and distributions	22,335	239,431
Shares redeemed	(148,482)	(1,600,332)

Net increase (decrease) in shares outstanding before conversion	67,080	735,966
Shares converted into Investor Class (See Note 1)	11,963	124,530
Shares converted from Investor Class (See Note 1)	(14,617)	(160,464)

Net increase (decrease)	64,426	$700,032

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,458,326	$15,065,336
Shares issued to shareholders in reinvestment of dividends and distributions	493,759	5,026,468
Shares redeemed	(1,501,132)	(15,544,566)

Net increase (decrease) in shares outstanding before conversion	450,953	4,547,238
Shares converted into Investor Class (See Note 1)	230	2,388

Net increase (decrease)	451,183	$4,549,626

Year ended October 31, 2015:
Shares sold	1,387,867	$15,116,175
Shares issued to shareholders in reinvestment of dividends and distributions	410,013	4,403,542
Shares redeemed	(1,559,369)	(16,943,883)

Net increase (decrease)	238,511	$2,575,834

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	264,521	$2,714,991
Shares issued to shareholders in reinvestment of dividends and distributions	128,206	1,306,422
Shares redeemed	(3,216,772)	(34,390,643)

Net increase (decrease)	(2,824,045)	$(30,369,230)

Year ended October 31, 2015:
Shares sold	280,840	$3,076,329
Shares issued to shareholders in reinvestment of dividends and distributions	106,107	1,139,598
Shares redeemed	(294,666)	(3,202,105)

Net increase (decrease)	92,281	$1,013,822

106	MainStay Target Date Funds

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	35,120	$362,177
Shares issued to shareholders in reinvestment of dividends and distributions	10,873	110,247
Shares redeemed	(25,004)	(252,577)

Net increase (decrease)	20,989	$219,847

Year ended October 31, 2015:
Shares sold	65,281	$702,706
Shares issued to shareholders in reinvestment of dividends and distributions	16,236	173,724
Shares redeemed	(296,586)	(3,255,117)

Net increase (decrease)	(215,069)	$(2,378,687)

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	6,132	$63,871
Shares issued to shareholders in reinvestment of dividends and distributions	231	2,367
Shares redeemed	(416)	(4,453)

Net increase (decrease)	5,947	$61,785

Year ended October 31, 2015:
Shares sold	1,585	$17,343
Shares issued to shareholders in reinvestment of dividends and distributions	234	2,539
Shares redeemed	(5,621)	(62,205)

Net increase (decrease)	(3,802)	$(42,323)

MainStay Retirement 2030 Fund
Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	439,470	$4,497,215
Shares issued to shareholders in reinvestment of dividends and distributions	67,859	693,516
Shares redeemed	(265,542)	(2,733,302)

Net increase (decrease) in shares outstanding before conversion	241,787	2,457,429
Shares converted into Class A (See Note 1)	40,019	418,189
Shares converted from Class A (See Note 1)	(1,729)	(18,574)

Net increase (decrease)	280,077	$2,857,044

Year ended October 31, 2015:
Shares sold	660,705	$7,129,260
Shares issued to shareholders in reinvestment of dividends and distributions	69,513	749,348
Shares redeemed	(1,271,011)	(13,574,691)

Net increase (decrease) in shares outstanding before conversion	(540,793)	(5,696,083)
Shares converted into Class A (See Note 1)	43,913	489,206
Shares converted from Class A (See Note 1)	(8,263)	(87,014)

Net increase (decrease)	(505,143)	$(5,293,891)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	436,775	$4,516,929
Shares issued to shareholders in reinvestment of dividends and distributions	48,890	500,147
Shares redeemed	(146,803)	(1,515,521)

Net increase (decrease) in shares outstanding before conversion	338,862	3,501,555
Shares converted into Investor Class (See Note 1)	1,728	18,574
Shares converted from Investor Class (See Note 1)	(40,001)	(418,189)

Net increase (decrease)	300,589	$3,101,940

Year ended October 31, 2015:
Shares sold	389,590	$4,280,741
Shares issued to shareholders in reinvestment of dividends and distributions	28,522	308,045
Shares redeemed	(169,658)	(1,853,721)

Net increase (decrease) in shares outstanding before conversion	248,454	2,735,065
Shares converted into Investor Class (See Note 1)	8,261	87,014
Shares converted from Investor Class (See Note 1)	(43,877)	(489,206)

Net increase (decrease)	212,838	$2,332,873

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,263,244	$23,225,275
Shares issued to shareholders in reinvestment of dividends and distributions	785,347	8,081,219
Shares redeemed	(1,554,273)	(16,208,072)

Net increase (decrease)	1,494,318	$15,098,422

Year ended October 31, 2015:
Shares sold	2,174,117	$23,997,415
Shares issued to shareholders in reinvestment of dividends and distributions	557,647	6,050,470
Shares redeemed	(1,086,495)	(11,954,034)

Net increase (decrease)	1,645,269	$18,093,851

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	191,468	$1,969,434
Shares issued to shareholders in reinvestment of dividends and distributions	94,834	975,842
Shares redeemed	(2,382,122)	(25,496,528)

Net increase (decrease)	(2,095,820)	$(22,551,252)

Year ended October 31, 2015:
Shares sold	252,539	$2,821,404
Shares issued to shareholders in reinvestment of dividends and distributions	70,277	762,508
Shares redeemed	(182,273)	(1,992,923)

Net increase (decrease)	140,543	$1,590,989

107

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	47,749	$489,080
Shares issued to shareholders in reinvestment of dividends and distributions	18,487	188,566
Shares redeemed	(22,381)	(231,402)

Net increase (decrease)	43,855	$446,244

Year ended October 31, 2015:
Shares sold	86,078	$946,228
Shares issued to shareholders in reinvestment of dividends and distributions	23,351	251,482
Shares redeemed	(385,686)	(4,302,134)

Net increase (decrease)	(276,257)	$(3,104,424)

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	10,487	$107,021
Shares issued to shareholders in reinvestment of dividends and distributions	1,133	11,715
Shares redeemed	(213)	(2,211)

Net increase (decrease)	11,407	$116,525

Year ended October 31, 2015:
Shares sold	2,778	$31,003
Shares issued to shareholders in reinvestment of dividends and distributions	821	8,960
Shares redeemed	(4,492)	(49,875)

Net increase (decrease)	(893)	$(9,912)

MainStay Retirement 2040 Fund
Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	214,664	$2,239,702
Shares issued to shareholders in reinvestment of dividends and distributions	35,740	370,983
Shares redeemed	(121,218)	(1,278,667)

Net increase (decrease) in shares outstanding before conversion	129,186	1,332,018
Shares converted into Class A (See Note 1)	34,770	361,510
Shares converted from Class A (See Note 1)	(5,149)	(54,697)

Net increase (decrease)	158,807	$1,638,831

Year ended October 31, 2015:
Shares sold	386,792	$4,271,149
Shares issued to shareholders in reinvestment of dividends and distributions	49,210	538,854
Shares redeemed	(809,756)	(8,762,630)

Net increase (decrease) in shares outstanding before conversion	(373,754)	(3,952,627)
Shares converted into Class A (See Note 1)	33,135	380,012
Shares converted from Class A (See Note 1)	(9,289)	(100,715)

Net increase (decrease)	(349,908)	$(3,673,330)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	462,150	$4,828,103
Shares issued to shareholders in reinvestment of dividends and distributions	44,664	465,841
Shares redeemed	(163,989)	(1,707,361)

Net increase (decrease) in shares outstanding before conversion	342,825	3,586,583
Shares converted into Investor Class (See Note 1)	5,128	54,697
Shares converted from Investor Class (See Note 1)	(34,609)	(361,510)

Net increase (decrease)	313,344	$3,279,770

Year ended October 31, 2015:
Shares sold	356,307	$3,985,463
Shares issued to shareholders in reinvestment of dividends and distributions	28,960	318,559
Shares redeemed	(95,121)	(1,064,293)

Net increase (decrease) in shares outstanding before conversion	290,146	3,239,729
Shares converted into Investor Class (See Note 1)	9,246	100,715
Shares converted from Investor Class (See Note 1)	(32,995)	(380,012)

Net increase (decrease)	266,397	$2,960,432

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,963,062	$20,486,781
Shares issued to shareholders in reinvestment of dividends and distributions	592,345	6,207,771
Shares redeemed	(1,298,152)	(13,736,620)

Net increase (decrease)	1,257,255	$12,957,932

Year ended October 31, 2015:
Shares sold	1,791,366	$20,135,947
Shares issued to shareholders in reinvestment of dividends and distributions	473,352	5,230,543
Shares redeemed	(952,147)	(10,705,456)

Net increase (decrease)	1,312,571	$14,661,034

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	170,200	$1,761,576
Shares issued to shareholders in reinvestment of dividends and distributions	51,030	535,307
Shares redeemed	(1,375,320)	(14,977,601)

Net increase (decrease)	(1,154,090)	$(12,680,718)

Year ended October 31, 2015:
Shares sold	182,400	$2,069,080
Shares issued to shareholders in reinvestment of dividends and distributions	43,533	481,477
Shares redeemed	(148,537)	(1,657,187)

Net increase (decrease)	77,396	$893,370

108	MainStay Target Date Funds

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	60,631	$628,994
Shares issued to shareholders in reinvestment of dividends and distributions	19,928	207,450
Shares redeemed	(37,235)	(385,548)

Net increase (decrease)	43,324	$450,896

Year ended October 31, 2015:
Shares sold	98,630	$1,106,468
Shares issued to shareholders in reinvestment of dividends and distributions	26,578	291,820
Shares redeemed	(356,732)	(4,073,944)

Net increase (decrease)	(231,524)	$(2,675,656)

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,151	$12,140
Shares issued to shareholders in reinvestment of dividends and distributions	56	588
Shares redeemed	(36)	(364)

Net increase (decrease)	1,171	$12,364

Year ended October 31, 2015:
Shares sold	386	$4,363
Shares issued to shareholders in reinvestment of dividends and distributions	34	369
Shares redeemed	(83)	(950)

Net increase (decrease)	337	$3,782

MainStay Retirement 2050 Fund
Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	83,475	$861,286
Shares issued to shareholders in reinvestment of dividends and distributions	14,358	148,603
Shares redeemed	(85,044)	(854,633)

Net increase (decrease) in shares outstanding before conversion	12,789	155,256
Shares converted into Class A (See Note 1)	12,605	131,768
Shares converted from Class A (See Note 1)	(48)	(515)

Net increase (decrease)	25,346	$286,509

Year ended October 31, 2015:
Shares sold	182,757	$2,020,454
Shares issued to shareholders in reinvestment of dividends and distributions	19,302	210,202
Shares redeemed	(350,896)	(3,779,881)

Net increase (decrease) in shares outstanding before conversion	(148,837)	(1,549,225)
Shares converted into Class A (See Note 1)	14,093	158,091
Shares converted from Class A (See Note 1)	(2,385)	(26,466)

Net increase (decrease)	(137,129)	$(1,417,600)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	328,245	$3,379,636
Shares issued to shareholders in reinvestment of dividends and distributions	27,639	285,507
Shares redeemed	(100,543)	(1,033,574)

Net increase (decrease) in shares outstanding before conversion	255,341	2,631,569
Shares converted into Investor Class (See Note 1)	48	515
Shares converted from Investor Class (See Note 1)	(12,630)	(131,768)

Net increase (decrease)	242,759	$2,500,316

Year ended October 31, 2015:
Shares sold	235,313	$2,608,739
Shares issued to shareholders in reinvestment of dividends and distributions	16,311	177,465
Shares redeemed	(74,598)	(821,050)

Net increase (decrease) in shares outstanding before conversion	177,026	1,965,154
Shares converted into Investor Class (See Note 1)	2,387	26,466
Shares converted from Investor Class (See Note 1)	(14,110)	(158,091)

Net increase (decrease)	165,303	$1,833,529

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,519,223	$15,725,042
Shares issued to shareholders in reinvestment of dividends and distributions	299,958	3,119,563
Shares redeemed	(778,261)	(8,131,896)

Net increase (decrease)	1,040,920	$10,712,709

Year ended October 31, 2015:
Shares sold	1,366,446	$15,282,607
Shares issued to shareholders in reinvestment of dividends and distributions	209,509	2,294,119
Shares redeemed	(580,801)	(6,460,256)

Net increase (decrease)	995,154	$11,116,470

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	123,083	$1,269,054
Shares issued to shareholders in reinvestment of dividends and distributions	17,326	180,540
Shares redeemed	(510,256)	(5,499,517)

Net increase (decrease)	(369,847)	$(4,049,923)

Year ended October 31, 2015:
Shares sold	123,589	$1,390,531
Shares issued to shareholders in reinvestment of dividends and distributions	10,624	116,437
Shares redeemed	(40,647)	(453,977)

Net increase (decrease)	93,566	$1,052,991

109

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	93,934	$969,472
Shares issued to shareholders in reinvestment of dividends and distributions	15,704	162,689
Shares redeemed	(27,064)	(280,290)

Net increase (decrease)	82,574	$851,871

Year ended October 31, 2015:
Shares sold	117,068	$1,306,349
Shares issued to shareholders in reinvestment of dividends and distributions	20,792	226,846
Shares redeemed	(348,184)	(3,957,650)

Net increase (decrease)	(210,324)	$(2,424,455)

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,731	$38,704
Shares issued to shareholders in reinvestment of dividends and distributions	424	4,421
Shares redeemed	(353)	(3,626)

Net increase (decrease)	3,802	$39,499

Year ended October 31, 2015:
Shares sold	1,182	$13,100
Shares issued to shareholders in reinvestment of dividends and distributions	332	3,641
Shares redeemed	(1,183)	(13,045)

Net increase (decrease)	331	$3,696

MainStay Retirement 2060 Fund (a)
Class A	Shares	Amount
Period ended October 31, 2016:
Shares sold	2,527	$25,303

Net increase (decrease)	2,527	$25,303

Investor Class	Shares	Amount
Period ended October 31, 2016:
Shares sold	8,646	$92,843
Shares redeemed	(699)	(7,817)

Net increase (decrease)	7,947	$85,026

Class I	Shares	Amount
Period ended October 31, 2016:
Shares sold	487,500	$4,875,516

Net increase (decrease)	487,500	$4,875,516

Class R1	Shares	Amount
Period ended October 31, 2016:
Shares sold	3,144	$32,003
Shares redeemed	(644)	(7,283)

Net increase (decrease)	2,500	$24,720

Class R2	Shares	Amount
Period ended October 31, 2016:
Shares sold	2,500	$25,003

Net increase (decrease)	2,500	$25,003

Class R3	Shares	Amount
Period ended October 31, 2016:
Shares sold	5,278	$55,923

Net increase (decrease)	5,278	$55,923

(a)	Inception date was February 29, 2016.

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

110	MainStay Target Date Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (each a “Fund” and collectively, “the Funds”), six of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the transfer agent of the underlying funds, the custodian, and the brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund of MainStay Funds Trust as of October 31, 2016, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

111

Federal Income Tax Information

(Unaudited)

The Retirement Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Retirement Funds during such fiscal years. Accordingly, the Retirement Funds paid the following as long term capital gain distributions.

MainStay Retirement 2010 Fund	$1,863,009
MainStay Retirement 2020 Fund	4,700,518
MainStay Retirement 2030 Fund	5,575,613
MainStay Retirement 2040 Fund	4,426,468
MainStay Retirement 2050 Fund	2,273,352

For the fiscal year ended October 31, 2016, the Retirement Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Retirement 2010 Fund	$363,785
MainStay Retirement 2020 Fund	1,408,111
MainStay Retirement 2030 Fund	2,565,635
MainStay Retirement 2040 Fund	2,209,867
MainStay Retirement 2050 Fund	997,578

The dividends paid by the following Retirement Funds during the fiscal year ended October 31, 2016, which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend-received deduction.

DRD%
MainStay Retirement 2010 Fund	16.7%
MainStay Retirement 2020 Fund	25.5
MainStay Retirement 2030 Fund	36.3
MainStay Retirement 2040 Fund	46.2
MainStay Retirement 2050 Fund	41.1

The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2016 is listed below.

FTC$
MainStay Retirement 2010 Fund	$9,931
MainStay Retirement 2020 Fund	41,826
MainStay Retirement 2030 Fund	78,624
MainStay Retirement 2040 Fund	76,964
MainStay Retirement 2050 Fund	39,744

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Retirement Funds’ fiscal year end October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

112	MainStay Target Date Funds

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

113

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

114	MainStay Target Date Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

115

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

116	MainStay Target Date Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1718024 MS316-16	MSRF11-12/16 (NYLIM) NL233

MainStay Floating Rate Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2.07 5.23%	3.07 3.70%	3.20 3.52%	1.06 1.06%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2.09 5.24	3.06 3.69	3.15 3.47	1.06 1.06
Class B Shares	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	1.34 4.34	2.92 2.92	2.69 2.69	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.34 4.34	2.92 2.92	2.69 2.69	1.81 1.81
Class I Shares	No Sales Charge		5.38	3.96	3.78	0.81
Class R3 Shares[4]	No Sales Charge		4.87	3.34	3.15	1.41

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[5]	6.53%	4.82%	4.62%
Credit Suisse Leveraged Loan Index[6]	6.30	5.07	4.31
Average Lipper Loan Participation Fund[7]	5.38	4.20	3.29

5.	The S&P/LSTA Leveraged Loan Index is the Fund’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Credit Suisse Leveraged Loan Index is the Fund’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.
Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,036.00	$5.53	$1,019.70	$5.48

Investor Class Shares	$1,000.00	$1,036.10	$5.43	$1,019.80	$5.38

Class B Shares	$1,000.00	$1,032.20	$9.25	$1,016.00	$9.17

Class C Shares	$1,000.00	$1,032.20	$9.25	$1,016.00	$9.17

Class I Shares	$1,000.00	$1,037.30	$4.25	$1,021.00	$4.22

Class R3 Shares	$1,000.00	$1,034.20	$7.26	$1,018.00	$7.20

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.08% for Class A, 1.06% for Investor Class, 1.81% for Class B and Class C, 0.83% for Class I and 1.42% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

Healthcare, Education & Childcare	10.4%
Electronics	9.7
Diversified/Conglomerate Service	8.2
Hotels, Motels, Inns & Gaming	5.8
Retail Store	5.7
Chemicals, Plastics & Rubber	5.6
Containers, Packaging & Glass	4.8
Utilities	4.2
Broadcasting & Entertainment	4.0
Leisure, Amusement, Motion Pictures & Entertainment	3.9
Telecommunications	3.5
Beverage, Food & Tobacco	3.3
Buildings & Real Estate	3.1
Diversified/Conglomerate Manufacturing	2.6
Insurance	2.5
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.4
Mining, Steel, Iron & Non-Precious Metals	2.4
Oil & Gas	2.4
Automobile	2.3
Aerospace & Defense	2.0
Printing & Publishing	2.0

Personal & Nondurable Consumer Products (Manufacturing Only)	1.8%
Finance	1.5
Ecological	1.2
Media	1.2
Home and Office Furnishings, Housewares & Durable Consumer Products	1.1
Personal, Food & Miscellaneous Services	0.9
Affiliated Investment Company	0.7
Commercial Services	0.7
Banking	0.6
Software	0.5
Building Materials	0.3
Cargo Transport	0.2
Entertainment	0.2
Personal Transportation	0.1
Auto Manufacturers	0.0 ‡
Short-Term Investments	3.2
Other Assets, Less Liabilities	–5.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investments) (Unaudited)

1.	MGM Growth Properties Operating Partnership L.P., 4.00%, due 4/25/23

2.	Univision Communications, Inc., 4.00%, due 3/1/20

3.	Scientific Games International, Inc., 6.00%, due 10/18/20

4.	Valeant Pharmaceuticals International, Inc., 5.00%–5.50%, due 2/13/19–4/1/22

5.	Community Health Systems, Inc., 3.75%–4.083%, due 12/31/18–1/27/21
6.	Level 3 Financing, Inc., 3.50%–4.00%, due 8/1/19–5/31/22

7.	Party City Holdings, Inc., 4.20%, due 8/19/22

8.	Michaels Stores, Inc., 3.75%, due 1/27/23

9.	Rexnord LLC, 4.00%, due 8/21/20

10.	Reynolds Group Holdings, Inc., 4.25%, due 2/5/23

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Floating Rate Fund returned 5.23% for Class A shares, 5.24% for Investor Class shares and 4.34% for Class B and Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund’s Class I shares returned 5.38% and Class R3 shares1 returned 4.87%. For the 12 months ended October 31, 2016, all share classes underperformed the 6.53% return of the S&P/LSTA Leveraged Loan Index,2 which is the Fund’s broad-based securities-market index (formerly a secondary benchmark of the Fund). Over the same period, all share classes also underperformed the 6.30% return of the Credit Suisse Leveraged Loan Index,2 which is a secondary benchmark (formerly the primary benchmark of the Fund). Class I shares performed in line with—and all other shares classes underperformed—the 5.38% return of the Average Lipper3 Loan Participation Fund for the 12 months ended October 31, 2016. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance of the S&P/LSTA Leveraged Loan Index during the reporting period was driven primarily by underweight positions in credits rated B4 and lower. From an industry perspective, the most significant detractors from the Fund’s relative performance were security selection in electronics (which includes technology) and retail. The Fund held an underweight position relative to the Index in the metals/mining sector, which detracted from relative performance when distressed mining credits rallied during the second half of the reporting period. Security selection in the utilities sector, on the other hand, was the most significant positive contributor to the Fund’s relative performance during the reporting period.

What was the Fund’s duration5 during the reporting period?

The Fund primarily invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Fund’s loans, which are typically pegged to LIBOR,6 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-LIBOR-reset figure as of October 31, 2016, was 46 days. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

How did the Fund’s sector weightings change during the reporting period?

Riskier assets (credits rated low single-B and below, nonrated credits and defaulted credits) underperformed from November 2015 through February 2016. After that, riskier assets recovered and materially outperformed higher-rated credits during the remainder of the reporting period. We modified the Fund’s risk profile by reducing exposure to credits rated B and increasing exposure to credits rated BB and BBB7 in late 2015. When the loan market began to recover in March 2016, the Fund was underweight relative to the S&P/LSTA Leveraged Loan Index in riskier credits, but we began adding to the Fund’s weightings in riskier credits during the second half of the reporting period.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held overweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and in cash. (Unlike the Fund, the Index does not have a cash component.) As of the same date, the Fund held underweight positions relative to the Index in credits rated BBB, B and CCC8 and lower, unrated credits and defaulted credits.

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information about Lipper Inc.
4.	An obligation rated ‘B’ by Standard & Poor’s (“S&P”) is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.
6.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.
7.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

As of October 31, 2016, the Fund’s most substantial industry exposures were in electronics, health care, business equipment/services, hotels & casinos, and chemicals. Among these, the Fund held overweight positions relative to the S&P/LSTA Leveraged Loan Index in business equipment/services and chemicals; a neutrally weighted position in hotels & casinos; and underweight positions in electronics and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Long-Term Bonds 101.0%† Corporate Bonds 2.1%
Auto Manufacturers 0.0%‡
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)(b)	$600,000	$603,000

Chemicals, Plastics & Rubber 0.3%
Platform Specialty Products Corp. 6.50%, due 2/1/22 (a)(b)	1,500,000	1,455,000
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,950,000	1,993,875

		3,448,875

Containers, Packaging & Glass 0.3%
ARD Finance S.A. 7.125%, due 9/15/23 (a)(c)	1,330,000	1,316,700
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	1,200,000	1,266,000
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,513,687

		4,096,387

Ecological 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)(b)	1,200,000	1,206,000

Finance 0.2%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	3,000,000	2,977,500

Healthcare, Education & Childcare 0.0%‡
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	330,000	353,067

Hotels, Motels, Inns & Gaming 0.1%
Pinnacle Entertainment, Inc. 5.625%, due 5/1/24 (a)(b)	1,250,000	1,259,375

Media 0.2%
SFR Group S.A. 6.00%, due 5/15/22 (a)	2,000,000	2,050,640

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	330,000	382,800

	Principal Amount	Value
Oil & Gas 0.1%
FTS International, Inc. 8.35%, due 6/15/20 (a)(d)	$1,670,000	$1,615,763

Software 0.2%
First Data Corp. 6.75%, due 11/1/20 (a)	2,753,000	2,849,355

Telecommunications 0.1%
CommScope, Inc. 4.375%, due 6/15/20 (a)	890,000	913,363

Utilities 0.5%
Dynegy, Inc.
7.375%, due 11/1/22	2,000,000	1,928,750
7.625%, due 11/1/24	1,500,000	1,436,250
NRG Energy, Inc. 7.25%, due 5/15/26 (a)	2,700,000	2,656,557

		6,021,557

Total Corporate Bonds (Cost $27,574,581)		27,777,682

Floating Rate Loans 90.1% (e)
Aerospace & Defense 2.0%
American Airlines, Inc. New Term Loan 3.25%, due 6/27/20	3,614,521	3,617,344
BE Aerospace, Inc. 2014 Term Loan B 3.82%, due 12/16/21	6,102,884	6,162,009
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.25%, due 7/7/22	5,494,500	5,521,972
Engility Corp. Term Loan B2 5.773%, due 8/12/23	941,176	950,883
TransDigm, Inc. 2016 Extended Term Loan F 3.75%, due 6/9/23	7,162,344	7,135,486
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19	2,948,354	2,949,736

		26,337,430

Automobile 2.3%
Allison Transmission, Inc. New Term Loan B3 3.25%, due 9/23/22	3,009,626	3,030,694

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016, excluding short-term investments. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
FCA U.S. LLC New Term Loan B 3.50%, due 5/24/17	$3,910,691	$3,913,624
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	4,074,920	3,938,410
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 3.86%, due 4/30/19	4,500,000	4,519,287
KAR Auction Services, Inc. Term Loan B2 4.063%, due 3/11/21	1,917,907	1,928,296
MPG Holdco I, Inc. 2015 Term Loan B 3.75%, due 10/20/21	4,677,616	4,688,472
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	5,073,451	5,060,768
Truck Hero Inc. Term Loan B 5.75%, due 8/24/23	2,875,000	2,885,781

		29,965,332

Banking 0.6%
Capital Automotive L.P. New Term Loan B 4.00%, due 4/10/19	5,672,080	5,690,985
New 2nd Lien Term Loan 6.00%, due 4/30/20	1,666,667	1,672,917

		7,363,902

Beverage, Food & Tobacco 3.3%
Acosta Holdco, Inc. 2015 Term Loan 4.25%, due 9/26/21	4,200,321	4,028,810
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 4.25%, due 7/23/21	4,819,052	4,772,066
2014 2nd Lien Term Loan 7.50%, due 7/25/22	1,458,333	1,373,264
Albertsons LLC
2016 Term Loan B4 4.50%, due 8/25/21	7,474,047	7,523,563
2016 Term Loan B6 4.75%, due 6/22/23	1,596,770	1,611,540
ASP MSG Acquisition Co., Inc. Term Loan B 6.00%, due 8/16/23	2,250,000	2,266,875
B&G Foods, Inc. 2015 Term Loan B 3.839%, due 11/2/22	1,386,905	1,396,960

	Principal Amount	Value
Beverage, Food & Tobacco (continued)
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (b)	$1,640,458	$1,156,523
2nd Lien Term Loan 8.75%, due 12/21/20 (b)	200,000	87,000
Hostess Brands LLC 1st Lien Term Loan 4.50%, due 8/3/22	3,967,462	3,986,589
Oak Tea, Inc. USD Term Loan B1 4.25%, due 7/2/22	5,402,361	5,388,855
Pinnacle Foods Finance LLC
2016 Term Loan I 3.284%, due 1/13/23	1,985,000	1,998,337
Term Loan G 3.387%, due 4/29/20	3,155,052	3,171,319
U.S. Foods, Inc. 2016 Term Loan B 4.00%, due 6/27/23	4,979,827	5,009,173

		43,770,874

Broadcasting & Entertainment 3.5%
CBS Radio Inc. Term Loan B 4.50%, due 10/17/23	2,000,000	2,008,750
Charter Communications Operating LLC 2016 Term Loan I 3.50%, due 1/24/23	4,548,571	4,573,211
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	4,091,359	2,812,809
Entercom Radio, LLC 2016 Term Loan TBD, due 10/25/23 (b)	2,363,636	2,375,455
iHeartCommunications, Inc. Term Loan D 7.284%, due 1/30/19	3,250,000	2,459,844
Mission Broadcasting, Inc.
2016 Term Loan B2 TBD, due 9/26/23 (b)	300,000	301,071
Term Loan B2 3.75%, due 10/1/20	1,268,468	1,270,846
Nexstar Broadcasting, Inc.
2016 Term Loan B TBD, due 9/21/23 (b)	3,366,667	3,378,689
Term Loan B2 3.75%, due 10/1/20	1,438,463	1,441,160
Numericable U.S. LLC USD Term Loan B7 5.137%, due 1/15/24	5,616,935	5,642,212
Salem Communications Corp. Term Loan B 4.50%, due 3/13/20	1,731,149	1,698,689

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Broadcasting & Entertainment (continued)
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/1/20	$3,471,304	$3,475,101
Term Loan C4 4.00%, due 3/1/20	11,790,580	11,802,041
Wideopenwest Finance LLC 2016 Term Loan B 4.50%, due 8/18/23	2,999,997	2,990,622

		46,230,500

Buildings & Real Estate 3.1%
DTZ U.S. Borrower LLC 2015 1st Lien Term Loan 4.25%, due 11/4/21	5,449,054	5,434,299
GYP Holdings III Corp. Incremental 1st Lien Term Loan 4.50%, due 4/1/21	1,995,000	1,992,506
HD Supply, Inc.
Incremental Term Loan B1 3.588%, due 8/13/21	1,980,000	1,984,124
Incremental Term Loan B2 3.63%, due 10/17/23	2,500,000	2,502,345
Headwaters, Inc. 2016 Term Loan B 4.00%, due 3/24/22	5,451,162	5,471,604
Priso Acquisition Corp. 1st Lien Term Loan 4.50%, due 5/8/22 (b)	2,372,028	2,374,993
Realogy Corp. 2016 Term Loan B 3.75%, due 7/20/22	10,107,480	10,166,437
Safway Group Holding LLC Term Loan B 5.75%, due 8/19/23	2,937,500	2,939,947
Wilsonart LLC Term Loan B 4.00%, due 10/31/19	8,232,843	8,236,276

		41,102,531

Cargo Transport 0.2%
XPO Logistics, Inc. Term Loan B2 4.25%, due 10/30/21	2,979,034	2,995,418

Chemicals, Plastics & Rubber 4.7%
Allnex USA, Inc. USD Term Loan B3 5.132%, due 9/13/23	1,243,089	1,253,966
Axalta Coating Systems U.S. Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	3,772,398	3,797,024

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Chemours Co. (The) Term Loan B 3.75%, due 5/12/22	$4,312,402	$4,260,653
Colouroz Investment 2 LLC USD 2nd Lien Term Loan B2 8.25%, due 9/6/22	1,285,714	1,218,214
Emerald Performance Materials LLC
New 1st Lien Term Loan 4.50%, due 8/1/21	2,414,261	2,429,350
New 2nd Lien Term Loan 7.75%, due 8/1/22	1,300,000	1,291,062
Flint Group U.S. LLC USD 1st Lien Term Loan B2 4.50%, due 9/7/21	3,260,229	3,239,852
GCP Applied Technologies Inc. 2016 Term Loan B 4.088%, due 2/3/22	2,736,250	2,753,352
Huntsman International LLC 2016 Term Loan B 4.25%, due 4/1/23	1,492,500	1,508,358
Ineos U.S. Finance LLC 2015 USD Term Loan 4.25%, due 3/31/22	4,728,173	4,746,560
Kraton Polymers LLC Term Loan B 6.00%, due 1/6/22	1,250,000	1,258,334
MacDermid, Inc. 2016 USD Term Loan 5.00%, due 6/7/23	6,695,118	6,748,124
Nexeo Solutions LLC 2016 Term Loan 5.25%, due 6/9/23	4,916,250	4,953,122
OXEA Finance LLC USD Term Loan B2 4.25%, due 1/15/20	3,662,084	3,485,085
PQ Corp. USD Term Loan 5.75%, due 11/4/22	1,632,273	1,639,753
Solenis International, L.P.
USD 1st Lien Term Loan 4.25%, due 7/31/21	2,467,455	2,458,545
USD 2nd Lien Term Loan 7.75%, due 7/31/22	1,250,000	1,220,313
Univar, Inc. 2015 Term Loan 4.25%, due 7/1/22	10,882,556	10,884,820
Zep, Inc. Term Loan 5.50%, due 6/27/22	2,567,500	2,567,500

		61,713,987

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Commercial Services 0.7%
Camelot UK Holdco, Ltd. Term Loan B 4.75%, due 10/3/23	$1,500,000	$1,501,875
Fort Dearborn Co.
2016 1st Lien Term Loan 5.00%, due 10/19/23	2,500,000	2,510,938
2016 2nd Lien Term Loan 9.50%, due 10/19/24	500,000	505,000
Monitronics International Inc. Term Loan B2 6.50%, due 9/30/22	4,800,000	4,764,000

		9,281,813

Containers, Packaging & Glass 4.5%
Anchor Glass Container Corp. 2015 1st Lien Term Loan 4.75%, due 7/1/22	4,366,606	4,391,714
Ardagh Holdings USA, Inc. Incremental Term Loan 4.00%, due 12/17/21	7,902,655	7,934,265
Berlin Packaging LLC 2014 1st Lien Term Loan 4.50%, due 10/1/21	2,487,335	2,489,926
Berry Plastics Holding Corp.
Term Loan G 3.50%, due 1/6/21	6,347,853	6,354,024
Term Loan H 3.75%, due 10/1/22	3,856,635	3,867,723
BWAY Holding Co., Inc. New Term Loan B 5.50%, due 8/14/20	3,826,629	3,848,153
Caraustar Industries, Inc. Term Loan B 8.00%, due 5/1/19	2,466,959	2,486,695
Klockner-Pentaplast of America, Inc.
USD 1st Lien Term Loan 4.25%, due 4/28/20	1,452,867	1,465,579
USD German Borrower 4.25%, due 4/28/20	620,883	626,316
Mauser U.S. Corp. LLC USD 1st Lien Term Loan 4.50%, due 7/31/21	3,686,760	3,686,760
Multi Packaging Solutions, Inc. USD Term Loan A 4.25%, due 9/30/20	774,967	773,030
Owens-Illinois, Inc. Term Loan B 3.50%, due 9/1/22	2,528,000	2,533,794
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.25%, due 10/3/22	1,000,000	942,500

	Principal Amount	Value
Containers, Packaging & Glass (continued)
♦Reynolds Group Holdings, Inc. 2016 USD Term Loan 4.25%, due 2/5/23	$11,734,871	$11,757,543
Signode Industrial Group U.S., Inc. USD Term Loan B 3.75%, due 5/1/21	3,322,274	3,307,740
Tekni-Plex, Inc. 2015 USD Term Loan B 4.50%, due 6/1/22	3,160,000	3,150,520

		59,616,282

Diversified/Conglomerate Manufacturing 2.6%
Atkore International, Inc.
1st Lien Term Loan 4.50%, due 4/9/21	3,128,098	3,135,918
2nd Lien Term Loan 7.75%, due 10/9/21	1,950,000	1,950,813
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	4,241,808	4,240,039
Filtration Group Corp. 1st Lien Term Loan 4.25%, due 11/21/20	5,164,985	5,172,732
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	3,302,767	3,203,169
Mueller Water Products, Inc. New Term Loan B 4.027%, due 11/26/21	2,898,375	2,921,924
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20 (b)	2,456,980	2,063,863
Quikrete Holdings, Inc. 1st Lien Term Loan 4.00%, due 9/28/20	9,831,159	9,852,227
USAGM HoldCo. LLC
2016 Incremental Delayed Draw Term Loan 5.008%, due 7/28/22 (f)	161,203	161,687
2016 Incremental Term Loan 5.50%, due 7/28/22	1,599,338	1,604,136

		34,306,508

Diversified/Conglomerate Service 8.2%
Applied Systems, Inc.
New 1st Lien Term Loan 4.00%, due 1/25/21	2,804,783	2,807,706
New 2nd Lien Term Loan 7.50%, due 1/24/22	1,357,405	1,361,647
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.00%, due 12/18/20	5,482,984	5,469,276

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	$5,322,843	$5,316,190
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/9/20 (b)	3,950,578	2,878,984
Cotiviti Corp. Term Loan B 3.61%, due 9/28/23	2,454,634	2,457,702
Emdeon Business Services LLC Term Loan B2 6.75%, due 11/2/18	2,560,916	2,564,757
First Data Corp.
2016 USD Term Loan 3.524%, due 3/24/21	9,027,772	9,074,789
2022 Term Loan 4.274%, due 7/8/22	5,100,000	5,134,002
Genesys Telecom Holdings U.S., Inc.
USD Term Loan B 4.00%, due 2/8/20	3,538,308	3,527,250
Series 2 Term Loan 4.50%, due 11/13/20	1,945,000	1,944,189
Information Resources, Inc. Term Loan B 4.75%, due 9/30/20	2,909,347	2,913,676
J.D. Power and Associates
1st Lien Term Loan 5.25%, due 9/7/23	3,200,000	3,224,000
2nd Lien Term Loan 9.50%, due 9/7/24	625,000	628,125
KAR Auction Services, Inc. Term Loan B3 4.375%, due 3/9/23	2,985,000	3,018,581
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	5,260,448	5,262,915
Mitchell International, Inc. New 1st Lien Term Loan 4.50%, due 10/13/20	5,003,537	4,989,777
MKS Instruments, Inc. 2016 Term Loan B 4.25%, due 5/1/23	3,258,341	3,284,137
MX Holdings U.S., Inc. Term Loan B1A 4.00%, due 8/14/20	4,344,202	4,371,354
Outerwall Inc.
1st Lien Term Loan 5.25%, due 9/27/23	3,500,000	3,524,790
2nd Lien Term Loan 9.75%, due 9/27/24	1,000,000	992,500

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Prime Security Services Borrower LLC 1st Lien Term Loan 4.75%, due 7/1/21	$4,631,725	$4,662,327
Sabre, Inc.
Term Loan C 4.00%, due 2/19/18	361,650	361,650
Term Loan B 4.00%, due 2/19/19	2,454,703	2,462,155
ServiceMaster Co. 2014 Term Loan B 4.25%, due 7/1/21	8,503,783	8,522,917
Sophia L.P. 2015 Term Loan B 4.75%, due 9/30/22	3,931,795	3,936,710
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	2,183,678	2,067,216
TruGreen, Ltd. Partnership 1st Lien Term Loan B 6.50%, due 4/13/23	3,591,000	3,629,154
Vantiv LLC 2014 Term Loan B 3.25%, due 10/14/23	1,639,286	1,643,384
Verint Systems, Inc. USD Term Loan 3.507%, due 9/6/19	4,586,958	4,615,627
WEX, Inc. Term Loan B 4.25%, due 7/1/23	1,995,000	2,015,365

		108,662,852

Ecological 1.1%
ADS Waste Holdings, Inc. Term Loan B2 3.75%, due 10/9/19	6,106,777	6,109,324
Casella Waste Systems, Inc. Term Loan B 4.00%, due 10/3/23	1,250,000	1,253,125
Chesapeake/MPS Merger Ltd. 2014 Term Loan B 4.25%, due 10/14/23	837,397	834,780
Multi Packaging Solutions, Inc.
USD Term Loan D 4.25%, due 9/30/20	1,625,000	1,625,000
Incremental Term Loan 4.25%, due 9/30/20	2,503,509	2,497,251
Waste Industries USA, Inc. 2016 Term Loan 3.50%, due 2/27/20	2,626,667	2,630,772

		14,950,252

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics 9.0%
Avast Software B.V. USD Term Loan B 5.00%, due 9/30/22	$3,666,667	$3,694,167
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	5,061,805	4,989,042
Cision U.S., Inc. USD Term Loan B 7.00%, due 6/16/23	3,718,680	3,590,386
CommScope, Inc. Term Loan B5 3.25%, due 12/29/22	2,970,000	2,983,365
CPI International, Inc. New Term Loan B 4.25%, due 11/17/17	2,979,733	2,968,559
Dell Inc. 2016 Term Loan B 4.00%, due 9/7/23	9,900,000	9,966,003
Dell Software Group Term Loan B TBD, due 9/23/22 (b)	6,750,000	6,727,097
Diebold, Inc. USD Term Loan 5.25%, due 11/6/23	2,666,667	2,695,000
EIG Investors Corp. 2013 Term Loan 6.48%, due 11/9/19	5,733,822	5,577,936
Epicor Software Corp. 1st Lien Term Loan 4.75%, due 6/1/22	10,733,696	10,634,409
Evertec Group LLC New Term Loan B 3.25%, due 4/17/20	2,424,879	2,400,630
Eze Castle Software, Inc.
New 1st Lien Term Loan 4.00%, due 4/6/20	2,000,000	1,993,126
2016 1st Lien Term Loan 4.50%, due 4/6/20	1,995,000	1,990,012
Go Daddy Operating Co. LLC New Term Loan B 4.25%, due 5/13/21	3,914,912	3,936,444
Hyland Software, Inc.
2015 Term Loan 4.75%, due 7/1/22	2,987,907	2,996,623
2nd Lien Term Loan 8.25%, due 7/1/23 (b)	1,300,000	1,306,500
Infor (U.S.), Inc.
USD Term Loan B3 3.75%, due 6/3/20	1,878,949	1,867,205
USD Term Loan B5 3.75%, due 6/3/20	8,469,008	8,438,570

	Principal Amount	Value
Electronics (continued)
Informatica Corp. USD Term Loan 4.50%, due 8/5/22	$2,380,975	$2,336,927
Kronos, Inc. New 1st Lien Term Loan TBD, due 10/4/23	5,250,000	5,271,331
NXP B.V. Term Loan F 3.405%, due 12/7/20	2,399,403	2,406,153
Riverbed Technology, Inc. 2016 Term Loan 5.00%, due 4/24/22	2,624,125	2,642,912
Rocket Software, Inc. 2016 1st Lien Term Loan 5.25%, due 10/14/23	4,000,000	4,017,000
RP Crown Parent LLC 2016 Term Loan B 4.50%, due 10/12/23	2,850,000	2,849,111
SS&C Technologies, Inc.
2015 Term Loan B1 4.00%, due 7/8/22	6,278,050	6,320,653
2015 Term Loan B2 4.00%, due 7/8/22	764,037	769,221
Veritas U.S., Inc. USD Term Loan B1 6.625%, due 1/27/23	1,990,000	1,852,774
VF Holding Corp. 2016 1st Lien Term Loan 4.75%, due 6/30/23	3,000,000	3,008,439
Western Digital Corp. USD 2016 Term Loan B1 4.50%, due 4/29/23	4,075,500	4,120,502
Zebra Technologies Corp. 2016 Term Loan B 4.089%, due 10/27/21	4,909,091	4,956,817

		119,306,914

Entertainment 0.2%
Affinity Gaming LLC Initial Term Loan 5.00%, due 7/1/23	2,662,500	2,670,820

Finance 1.3%
Alliant Holdings I, Inc. 2015 Term Loan B 4.753%, due 8/12/22	3,225,833	3,225,162
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	2,283,715	2,251,838

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Finance (continued)
Duff & Phelps Investment Management Co. Term Loan B 4.75%, due 4/23/20	$5,454,883	$5,459,411
Istar Financial, Inc. 2016 Term Loan B 5.50%, due 7/1/20	1,396,359	1,415,559
ON Assignment, Inc. 2016 Term Loan 3.50%, due 6/3/22	2,977,939	2,994,690
UFC Holdings LLC 1st Lien Term Loan 5.00%, due 8/18/23	1,875,000	1,889,453

		17,236,113

Healthcare, Education & Childcare 8.6%
Acadia Healthcare Co., Inc. Term Loan B2 3.75%, due 2/16/23	2,418,723	2,421,746
Akorn, Inc. Term Loan B 5.25%, due 4/16/21	4,582,506	4,628,331
Alvogen Pharma U.S., Inc. Term Loan 6.00%, due 4/2/22	3,081,148	3,081,148
AmSurg Corp. 1st Lien Term Loan B 3.50%, due 7/16/21	5,488,773	5,486,375
Avantor Performance Materials Holdings, Inc. 2016 1st Lien Term Loan 6.00%, due 6/21/22	3,587,018	3,601,965
Carestream Health, Inc.
1st Lien Term Loan 5.00%, due 6/7/19	7,270,111	6,745,623
2nd Lien Term Loan 9.50%, due 12/7/19 (b)	2,539,000	2,234,320
♦Community Health Systems, Inc.
Term Loan G 3.75%, due 12/31/19	3,518,556	3,340,672
Term Loan H 4.00%, due 1/27/21	8,309,376	7,861,709
Term Loan F 4.083%, due 12/31/18	1,843,780	1,800,648
Concentra, Inc. 1st Lien Term Loan 4.001%, due 6/1/22	3,767,237	3,757,819
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 6.50%, due 2/7/22	2,565,895	2,571,240

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	$5,997,710	$5,997,710
Envision Healthcare Corp. Initial Term Loan 4.25%, due 5/25/18	5,503,034	5,509,054
ExamWorks Group, Inc. Term Loan 4.75%, due 7/27/23	2,500,000	2,510,158
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.456%, due 2/27/21	2,947,103	2,969,772
HCA, Inc.
Term Loan B7 3.588%, due 2/15/24	2,612,200	2,632,724
Term Loan B6 3.784%, due 3/17/23	2,338,310	2,360,596
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	1,540,149	1,545,444
Inventiv Health, Inc. 2016 Term Loan B TBD, due 9/28/23 (b)	3,000,000	2,998,392
Jaguar Holding Co. II 2015 Term Loan B 4.25%, due 8/18/22	7,870,996	7,866,077
Kindred Healthcare, Inc. New Term Loan 4.25%, due 4/9/21	4,278,762	4,273,414
Kinetic Concepts, Inc. USD Term Loan F1 5.00%, due 11/4/20	7,513,801	7,552,933
lasis Healthcare LLC Term Loan B2 4.50%, due 5/3/18	1,090,230	1,081,781
Opal Acquisition, Inc. Term Loan B 5.00%, due 11/27/20	4,929,533	4,539,277
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	5,228,107	5,085,970
RPI Finance Trust Term Loan B5 3.035%, due 10/14/22	3,318,353	3,347,388
Select Medical Corp. Series E Term Loan B 6.00%, due 6/1/18	3,513,276	3,519,863
Sterigenics-Nordion Holdings LLC 2015 Term Loan B 4.25%, due 5/15/22	2,463,198	2,457,040

		113,779,189

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Home and Office Furnishings, Housewares & Durable Consumer Products 1.1%
Serta Simmons Holdings LLC
1st Lien Term Loan TBD, due 10/20/23 (b)	$6,146,373	$6,137,590
Term Loan 4.25%, due 10/1/19	8,010,518	8,001,939

		14,139,529

Hotels, Motels, Inns & Gaming 5.4%
Caesars Entertainment Operating Co.
Extended Term Loan B5 10.25%, due 3/1/17(g)	3,419,583	3,718,797
Extended Term Loan B6 11.25%, due 3/1/17(g)	3,066,972	3,385,170
Term Loan B7 (Non RSA) 13.25%, due 3/1/17(g)	2,734,775	3,181,454
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	4,339,320	4,356,495
CityCenter Holdings LLC Term Loan B 4.25%, due 10/16/20	5,697,441	5,728,304
ESH Hospitality, Inc. 2016 Term Loan B 3.75%, due 8/30/23	1,500,000	1,508,304
Hilton Worldwide Finance LLC Term Loan B1 3.50%, due 10/26/20	5,963,613	5,981,718
La Quinta Intermediate Holdings LLC Term Loan B 3.75%, due 4/14/21	6,107,543	6,084,640
♦MGM Growth Properties Operating Partnership L.P. 2016 Term Loan B 3.50%, due 4/25/23	15,651,350	15,695,377
Pinnacle Entertainment, Inc. Term Loan B 3.75%, due 4/28/23	1,065,167	1,066,942
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	13,615,000	13,683,075
Station Casinos LLC 2016 Term Loan B 3.75%, due 6/8/23	6,590,225	6,612,467

		71,002,743

Insurance 2.5%
Asurion LLC
Term Loan B5 TBD, due 10/27/23	4,400,000	4,378,000

	Principal Amount	Value
Insurance (continued)
Asurion LLC (continued)
New Term Loan B1 5.00%, due 5/24/19	$1,632,149	$1,633,509
Term Loan B4 5.00%, due 8/4/22	3,899,113	3,914,710
New 2nd Lien Term Loan 8.50%, due 3/3/21	1,000,000	1,002,083
Hub International, Ltd. Term Loan B 4.00%, due 10/2/20	6,827,673	6,820,087
MPH Acquisition Holdings LLC 2016 Term Loan B 5.00%, due 6/7/23	4,305,476	4,353,912
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	4,329,175	4,308,430
2nd Lien Term Loan 6.75%, due 2/28/22	6,800,000	6,740,500

		33,151,231

Leisure, Amusement, Motion Pictures & Entertainment 2.3%
Boyd Gaming Corp.
Term Loan B2 3.534%, due 9/15/23	3,500,000	3,521,875
Term Loan B 4.00%, due 8/14/20	941,748	946,121
Creative Artists Agency LLC Term Loan B 5.00%, due 12/17/21	1,358,839	1,369,030
Fitness International LLC Term Loan B 6.00%, due 7/1/20	3,916,468	3,914,020
LTF Merger Sub, Inc. Term Loan B 4.25%, due 6/10/22	3,733,762	3,734,430
Regal Cinemas Corp. 2016 Term Loan 3.50%, due 4/1/22	3,028,445	3,042,324
SeaWorld Parks & Entertainment, Inc. Incremental Term Loan B3 4.088%, due 5/14/20	2,633,571	2,639,497
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 5.25%, due 5/6/21	3,946,656	3,962,443
2nd Lien Term Loan 8.25%, due 5/6/22	2,800,000	2,794,750
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	4,228,135	4,216,905

		30,141,395

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.1%
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	$6,653,541	$6,553,738
CPM Holdings, Inc. Term Loan B 6.00%, due 4/11/22	1,975,000	1,982,406
Generac Power Systems, Inc. Term Loan B 3.596%, due 5/31/23	2,473,010	2,469,147
Manitowoc Foodservice, Inc. 2016 Term Loan B 5.75%, due 3/3/23	1,815,385	1,839,589
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	12,101,836	12,111,917
Silver II U.S. Holdings LLC Term Loan 4.00%, due 12/13/19	2,719,531	2,502,534

		27,459,331

Media 1.0%
Lions Gate Entertainment Corp. 2016 1st Lien Term Loan TBD, due 10/12/23 (b)	4,374,999	4,374,999
Trader Corp. Term Loan 5.00%, due 9/28/23	1,400,000	1,398,250
Tribune Media Co. Term Loan 3.75%, due 12/27/20	7,050,241	7,064,927

		12,838,176

Mining, Steel, Iron & Non-Precious Metals 2.0%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19 (b)	3,893,897	1,946,948
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	3,880,000	3,683,575
Gates Global, Inc. Term Loan B 4.25%, due 7/6/21	2,449,689	2,409,541
McJunkin Red Man Corp. New Term Loan 5.00%, due 11/8/19 (b)	2,277,312	2,253,589
Minerals Technologies, Inc. 2015 Term Loan B1 3.75%, due 5/9/21	4,364,441	4,393,538
Novelis, Inc. 2015 Term Loan B 4.00%, due 6/2/22	8,541,875	8,563,230

	Principal Amount	Value
Mining, Steel, Iron & Non-Precious Metals (continued)
Zekelman Industries, Inc. Term Loan B 6.00%, due 6/14/21	$2,985,092	$3,011,212

		26,261,633

Oil & Gas 2.0%
Ascent Resources-Marcellus LLC
1st Lien Term Loan 5.25%, due 8/4/20 (b)	2,000,000	1,118,750
2nd Lien Term Loan 8.50%, due 8/4/21 (b)	500,000	41,500
Chesapeake Energy Corp. Term Loan 8.50%, due 8/23/21	2,166,667	2,309,667
CITGO Holding, Inc. 2015 Term Loan B 9.50%, due 5/12/18	2,554,911	2,570,879
Energy Transfer Equity, L.P. 2015 Term Loan 4.042%, due 12/2/19	6,691,765	6,693,157
EP Energy LLC 2016 Term Loan 9.75%, due 6/30/21	2,126,303	2,168,829
Fieldwood Energy LLC
New 1st Lien Term Loan 8.00%, due 12/30/16	805,556	696,806
1st Lien Term Loan 8.375%, due 9/30/20	1,087,500	864,562
HGIM Corp. Term Loan B 5.50%, due 6/18/20 (b)	2,067,097	1,512,427
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18	2,146,248	1,853,822
Samson Investment Co. New 2nd Lien Term Loan 6.50%, due 9/25/18 (b)(g)	5,304,167	1,253,109
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21 (b)	4,299,769	2,418,620
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	3,403,750	3,395,241

		26,897,369

Personal & Nondurable Consumer Products (Manufacturing Only) 1.8%
American Builders & Contractors Supply Co. Term Loan B 3.50%, due 10/31/23	4,305,000	4,321,144
Hillman Group, Inc. (The) Term Loan B 4.50%, due 6/30/21	1,477,330	1,479,177

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	$126,029	$126,462
Revlon Consumer Products Corp. 2016 Term Loan B 4.25%, due 9/7/23	3,166,667	3,172,604
Spectrum Brands, Inc. 2016 USD Term Loan 3.288%, due 6/23/22	3,827,906	3,860,604
SRAM LLC New Term Loan B 4.015%, due 4/10/20	6,518,678	6,339,414
Varsity Brands, Inc. 1st Lien Term Loan 5.00%, due 12/11/21	3,930,000	3,948,833

		23,248,238

Personal Transportation 0.1%
United Airlines, Inc. New Term Loan B 3.25%, due 4/1/19	1,369,485	1,372,909

Personal, Food & Miscellaneous Services 0.3%
Weight Watchers International, Inc. Term Loan B2 4.074%, due 4/2/20	2,685,281	2,048,870
Yum! Brands, Inc. 1st Lien Term Loan B 3.286%, due 6/16/23	1,995,000	2,011,209

		4,060,079

Printing & Publishing 1.6%
Cengage Learning Acquisitions, Inc. 2016 Term Loan B 5.25%, due 6/7/23	2,341,908	2,293,120
Checkout Holding Corp. 1st Lien Term Loan 4.50%, due 4/9/21	3,249,012	2,928,172
Cortes NP Acquisition Corp. Term Loan B TBD, due 9/29/23 (b)	4,000,000	3,980,000
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	3,549,130	2,988,367
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.00%, due 5/4/22	3,591,000	3,593,693
Penton Media, Inc.
2015 Term Loan 6.25%, due 10/3/19	1,655,514	1,652,754

	Principal Amount	Value
Printing & Publishing (continued)
Penton Media, Inc. (continued)
New 2nd Lien Term Loan 10.25%, due 10/2/20	$2,159,386	$2,159,386
SRS Distribution, Inc. 2015 Term Loan B 5.25%, due 8/25/22	1,496,222	1,506,820

		21,102,312

Retail Store 5.7%
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.25%, due 9/1/21	1,788,038	1,767,177
Belk, Inc. Term Loan 5.75%, due 12/12/22	2,457,650	2,214,957
BJ’s Wholesale Club, Inc.
New 1st Lien Term Loan 4.50%, due 9/26/19	6,192,664	6,194,776
New 2nd Lien Term Loan 8.50%, due 3/26/20	970,356	972,539
CNT Holdings III Corp. Term Loan B 5.25%, due 1/22/23	1,992,494	2,002,456
Harbor Freight Tools USA, Inc. 2016 Term Loan B 4.137%, due 8/19/23	6,719,076	6,759,868
J. Crew Group, Inc. Term Loan B 4.00%, due 3/5/21	1,984,733	1,520,093
Leslie’s Poolmart, Inc. 2016 Term Loan 5.25%, due 8/16/23	5,000,000	5,031,250
♦Michaels Stores, Inc. 2016 Term Loan B1 3.75%, due 1/27/23	12,220,011	12,305,111
NBTY, Inc. USD Term Loan B 5.00%, due 5/5/23	3,990,000	3,995,985
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	2,948,286	2,706,158
♦Party City Holdings, Inc. 2016 Term Loan 4.20%, due 8/19/22	12,647,724	12,689,878
Petco Animal Supplies, Inc. 2016 Term Loan B1 5.00%, due 1/26/23	3,664,041	3,693,559
PetSmart, Inc. Term Loan B2 4.00%, due 3/11/22	8,720,732	8,734,747

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
Pilot Travel Centers LLC 2016 Term Loan B 3.284%, due 5/25/23	$4,271,361	$4,294,499

		74,883,053

Software 0.1%
Press Ganey Holdings, Inc. 1st Lien Term Loan 4.25%, due 10/21/23 (b)	1,500,000	1,500,000

Telecommunications 2.5%
Avaya, Inc. Term Loan B6 6.50%, due 3/30/18	592,182	506,315
♦Level 3 Financing, Inc.
2015 Term Loan B2 3.50%, due 5/31/22	2,880,000	2,889,360
New 2019 Term Loan 4.00%, due 8/1/19	5,800,000	5,826,100
2013 Term Loan B 4.00%, due 1/15/20	4,000,000	4,017,500
LTS Buyer LLC
1st Lien Term Loan 4.088%, due 4/13/20	5,805,000	5,797,744
2nd Lien Term Loan 8.00%, due 4/12/21	316,250	316,448
Mitel U.S. Holdings, Inc. 2015 Term Loan 5.50%, due 4/29/22	4,482,186	4,515,802
Syniverse Holdings, Inc. Term Loan 4.00%, due 4/23/19	5,099,409	4,657,459
T-Mobile USA, Inc. Term Loan B 3.50%, due 11/9/22	5,061,750	5,095,193

		33,621,921

Utilities 3.7%
Astoria Energy LLC Term Loan B 5.00%, due 12/24/21	3,398,621	3,343,393
Calpine Corp. Term Loan B5 3.59%, due 5/27/22	7,593,775	7,603,268
Dayton Power & Light Co. (The) Term Loan B 4.00%, due 8/24/22	500,000	502,500
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	4,959,335	4,957,267

	Principal Amount	Value
Utilities (continued)
Dynegy, Inc. 5.00%, due 6/27/23	$1,666,667	$1,673,148
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	1,113,415	1,057,744
Energy Future Intermediate Holding Co. LLC 2016 DIP Term Loan 4.25%, due 6/30/17	8,125,000	8,165,625
Entergy Rhode Island State Energy, L.P. Term Loan B 5.75%, due 12/17/22	1,985,000	1,945,300
Essential Power LLC Term Loan B 4.75%, due 8/8/19	4,599,679	4,645,676
Granite Acquisition, Inc.
Term Loan B 5.00%, due 12/19/21	4,149,862	4,105,251
Term Loan C 5.00%, due 12/19/21	185,846	183,848
2nd Lien Term Loan B 8.25%, due 12/19/22	1,200,000	1,128,500
NRG Energy, Inc. 2016 Term Loan B 3.50%, due 6/30/23	1,995,000	1,997,494
Southeast PowerGen LLC Term Loan B 4.50%, due 12/2/21	1,750,280	1,706,523
TEX Operations Co. LLC
Exit Term Loan B 5.00%, due 8/4/23	3,257,143	3,277,500
Exit Term Loan C 5.00%, due 8/4/23	742,857	747,500
Texas Competitive Electric Holdings Co. LLC
Extended Term Loan TBD, due 10/10/17	3,250,000	946,563
Non-Extended Term Loan TBD, due 10/10/17	3,250,000	940,875

		48,927,975

Total Floating Rate Loans (Cost $1,202,686,830)		1,189,898,611

Foreign Floating Rate Loans 8.8% (e)
Broadcasting & Entertainment 0.5%
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.50%, due 6/30/23	6,059,891	6,080,089

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Building Materials 0.3%
Jeld-Wen Inc. Consolidated Term Loan B TBD, due 10/14/22 (b)	$3,750,000	$3,768,750

Chemicals, Plastics & Rubber 0.6%
Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2 5.132%, due 9/13/23	1,649,993	1,664,431
Flint Group GmbH USD Term Loan C 4.50%, due 9/7/21	538,954	536,259
Trinseo Materials Operating S.C.A. Term Loan B 4.25%, due 11/5/21	4,920,225	4,937,652

		7,138,342

Electronics 0.7%
Avago Technologies Cayman, Ltd. USD Term Loan B3 3.535%, due 2/1/23	9,651,022	9,747,532

Healthcare, Education & Childcare 1.8%
DPx Holdings B.V. 2014 USD Incremental Term Loan 4.25%, due 3/11/21	3,910,000	3,910,813
Endo Luxembourg Finance Co., I S.A R.L. 2015 Term Loan B 3.75%, due 9/26/22	3,960,025	3,951,365
Mallinckrodt International Finance S.A.
Term Loan B 3.338%, due 3/19/21	975,000	972,410
Incremental Term Loan B1 3.588%, due 3/19/21	1,473,684	1,471,151
♦Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 5.00%, due 2/13/19	1,632,868	1,628,786
Series E Term Loan B 5.25%, due 8/5/20	9,354,049	9,337,155
Term Loan B F1 5.50%, due 4/1/22	2,692,092	2,690,410

		23,962,090

Hotels, Motels, Inns & Gaming 0.3%
Amaya Holdings B.V.
USD 1st Lien Term Loan 5.00%, due 8/1/21	3,545,719	3,537,964
USD 2nd Lien Term Loan 8.00%, due 8/1/22	506,250	502,928

		4,040,892

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment 1.6%
Bombardier Recreational Products, Inc. 2016 Term Loan B 3.75%, due 6/30/23	$5,482,535	$5,485,276
Delta 2 (Luxembourg) S.A.R.L.
USD Term Loan B3 4.75%, due 7/30/21	6,566,667	6,578,979
USD 2nd Lien Term Loan 7.75%, due 7/31/22	2,800,000	2,810,500
Travelport Finance (Luxembourg) S.A.R.L. 2016 Term Loan B 5.00%, due 9/2/21	6,733,472	6,767,139

		21,641,894

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	4,403,450	4,398,557

Mining, Steel, Iron & Non-Precious Metals 0.4%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	5,430,520	5,425,432

Oil & Gas 0.2%
Drillships Financing Holding, Inc. Term Loan B1 6.00%, due 3/31/21 (b)	3,368,715	1,715,239
Pacific Drilling S.A. Term Loan B 4.50%, due 6/3/18 (b)	3,010,000	837,782

		2,553,021

Personal, Food & Miscellaneous Services 0.6%
1011778 B.C. Unlimited Liability Co. Term Loan B2 3.75%, due 12/10/21	8,011,897	8,041,942

Printing & Publishing 0.4%
Springer Science & Business Media Deutschland GmbH USD Term Loan B9 4.75%, due 8/14/20	5,320,474	5,158,641

Software 0.2%
Rackspace Hosting, Inc. 1st Lien Term Loan TBD, due 10/26/23 (b)	2,041,667	2,052,969

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Telecommunications 0.9%
Intelsat Jackson Holdings S.A. Term Loan B2 4.25%, due 6/30/19	$4,702,081	$4,489,020
Telesat USD Term Loan B2 3.50%, due 3/28/19	7,160,035	7,151,085

		11,640,105

Total Foreign Floating Rate Loans (Cost $119,179,143)		115,650,256

Total Long-Term Bonds (Cost $1,349,440,554)		1,333,326,549

	Shares
Affiliated Investment Company 0.7%
Fixed Income Fund 0.7%
MainStay High Yield Corporate Bond Fund Class I	1,650,083	9,487,974

Total Affiliated Investment Company (Cost $9,457,534)		9,487,974

Common Stocks 0.1%
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (b)(h)	379	9,011

Healthcare, Education & Childcare 0.0%‡
Millennium Laboratories, Inc.	29,525	55,507

Oil & Gas 0.1%
Templar Energy Corp. Class B (b)(h)	60,655	6,066
Templar Energy LLC Class A (b)(h)	60,049	600,486

		606,552

Total Common Stocks (Cost $1,132,218)		671,070

Preferred Stock 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp. 0.00% (b)(h)	75,483	379,310

Total Preferred Stock (Cost $379,310)		379,310

	Principal Amount	Value
Short-Term Investments 3.2%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $1,902,590 (Collateralized by a United States Treasury Note with a rate of 3.625% and a maturity date of 8/15/43, with a Principal Amount of $1,595,000 and a Market Value of $1,945,900)	$1,902,589	$1,902,589

Total Repurchase Agreement (Cost $1,902,589)		1,902,589

U.S. Government 3.1%
United States Treasury Bills 0.041%, due 11/3/16	1,204,000	1,203,997
0.137%, due 11/17/16	1,148,000	1,147,931
0.159%, due 11/3/16	1,557,000	1,556,987
0.181%, due 12/1/16	4,401,000	4,400,347
0.183%, due 11/10/16	14,172,000	14,171,362
0.203%, due 11/10/16	4,000,000	3,999,800
0.223%, due 11/3/16	1,248,000	1,247,985
0.228%, due 11/3/16	12,350,000	12,349,846
0.236%, due 11/3/16	245,000	244,997

Total U.S. Government (Cost $40,323,252)		40,323,252

Total Short-Term Investments (Cost $42,225,841)		42,225,841

Total Investments (Cost $1,402,635,457) (i)	105.0%	1,386,090,744
Other Assets, Less Liabilities	(5.0)	(66,204,858)
Net Assets	100.0%	$1,319,885,886

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Illiquid security—As of October 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $68,313,407, which represented 5.2% of the Fund’s net assets (Unaudited).

(c)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(d)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2016.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2016 (continued)

(f)	Represents a security which has additional commitments and contingencies. Principal amount and value excludes unfunded commitments.

(g)	Issue in default.

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of these securities was $994,873, which represented 0.1% of the Fund’s net assets.
(i)	As of October 31, 2016, cost was $1,402,348,218 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$9,274,785
Gross unrealized depreciation	(25,532,259)

Net unrealized depreciation	$(16,257,474)

The following abbreviation is used in the preceding pages:

TBD—To	be determined

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$27,777,682	$—	$27,777,682
Floating Rate Loans (b)	—	1,122,458,490	67,440,121	1,189,898,611
Foreign Floating Rate Loans (c)	—	115,113,997	536,259	115,650,256

Total Long-Term Bonds	—	1,265,350,169	67,976,380	1,333,326,549

Affiliated Investment Company
Fixed Income Fund	9,487,974	—	—	9,487,974
Common Stocks (d)	55,507	—	615,563	671,070
Preferred Stock (e)	—	—	379,310	379,310
Short-Term Investments
Repurchase Agreement	—	1,902,589	—	1,902,589
U.S. Government	—	40,323,252	—	40,323,252

Total Short-Term Investments	—	42,225,841	—	42,225,841

Total Investments in Securities	$9,543,481	$1,307,576,010	$68,971,253	$1,386,090,744

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $67,440,121 are held within the Floating Rate Loans section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $536,259 are held within the Foreign Floating Rate Loans section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $9,011 and $606,552 1 are held in Food & Tobacco and Oil & Gas and Beverage, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $379,310 is held in Oil & Gas within the Preferred Stock section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.

As of October 31, 2016, securities with a market value of $10,244,809 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2015, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant observable inputs.

As of October 31, 2016, securities with a market value of $11,678,401 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2015, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant unobservable inputs.

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appre- ciation (Depre- ciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2016 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$—	$270	$—	$26,726	$2,858,785	$—	$—	$—	$2,885,781	$26,726
Beverage, Food & Tobacco	—	1,822	45	(214,395)	2,227,519	(17,044)	1,425,451	—	3,423,398	(214,395)
Broadcasting & Entertainment	—	—	—	5,227	2,370,227	—	—	—	2,375,454	5,227
Buildings & Real Estate	2,790,913	559	(136,717)	54,558	—	(2,709,313)	—	—	—	—
Chemicals, Plastics & Rubber	—	118	9	20,423	2,739,677	(6,875)	—	—	2,753,352	20,424
Commercial Services	—	10	—	12,471	492,519	—	—	—	505,000	12,471
Containers, Packaging & Glass	—	300	42	4,728	—	(25,866)	793,826	—	773,030	4,728
Diversified/ Conglomerate Manufacturing	6,865,239	(3,647)	(168)	(116,257)	—	(25,236)	—	(4,656,067)	2,063,864	(119,201)
Diversified/ Conglomerate Service	5,494,315	4,326	861	94,120	7,244,347	(1,164,289)	—	—	11,673,680	76,055
Ecological	582,677	1,644	(172)	24,116	4,850,681	(83,571)	—	—	5,375,375	23,317
Electronics	2,381,488	7,285	29,734	88,273	4,986,611	(1,541,466)	—	—	5,951,925	18,305
Finance	5,131,875	13,708	31,836	105,766	1,386,016	(5,253,641)	—	—	1,415,560	105,766
Healthcare, Education & Childcare	8,111,813	(1,282)	(8,803)	133,235	1,005,019	(2,154,612)			7,085,370	115,695
Leisure, Amusement, Motion Pictures & Entertainment	—	1,970	111	7,681	—	(13,743)	1,373,012	—	1,369,031	7,681
Machinery (Non—Agriculture, Non—Construct & Non—Electronic)	3,667,165	—	—	—	—	—	—	(3,667,165)	—	—
Media	—	18	—	1,445	1,396,787	—	—	—	1,398,250	1,445
Mining, Steel, Iron & Non—Precious Metals	—	(4,615)	(206)	(687,430)	3,003,154	(47,419)	2,694,677	—	4,958,161	(687,430)
Oil & Gas	3,355,169	—	—	—	—	—	—	(3,355,169)	—	—
Personal & Nondurable Consumer Products (Manufacturing Only)	6,433,767	4,406	783	208,058	—	(307,600)	—	—	6,339,414	191,154
Retail Store	4,330,604	1,812	51	(34,491)	—	(4,297,976)	—	—	—	—
Utilities	—	4,190	2,300	62,900	3,963,800	(359,228)	3,419,514	—	7,093,476	62,900
Foreign Floating Rate Loans
Chemicals, Plastics & Rubber	—	(76)	43	3,463	—	(5,500)	538,329	—	536,259	3,463
Leisure, Amusement, Motion Pictures & Entertainment	1,182,000	207	19,909	9,884	—	(1,212,000)	—	—	—	—
Common Stock
Beverage, Food & Tobacco	9,011	—	—	—	—	—	—	—	9,011	—
Oil & Gas	—	—	—	6,066	600,486	—	—	—	606,552	6,066
Preferred Stock
Oil & Gas	—	—	—	(1)	379,311				379,310	—

Total	$50,336,036	$33,025	$(60,342)	$(183,434)	$39,504,939	$(19,225,379)	$10,244,809	$(11,678,401)	$68,971,253	$(339,603)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $1,393,177,923)	$1,376,602,769
Investment in an affiliated investment company, at value (identified cost $9,457,534)	9,487,975
Cash	50,988
Unrealized appreciation on unfunded commitments (See Note 5)	468
Receivables:
Investment securities sold	4,675,217
Interest	5,554,710
Fund shares sold	2,048,182
Other assets	54,132

Total assets	1,398,474,441

Liabilities
Payables:
Investment securities purchased	74,810,423
Fund shares redeemed	1,833,137
Manager (See Note 3)	657,930
Transfer agent (See Note 3)	394,138
NYLIFE Distributors (See Note 3)	214,993
Shareholder communication	56,791
Professional fees	24,478
Custodian	24,180
Trustees	3,552
Accrued expenses	12,436
Dividend payable	556,497

Total liabilities	78,588,555

Net assets	$1,319,885,886

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$142,090
Additional paid-in capital	1,382,512,106

1,382,654,196
Distributions in excess of net investment income	(400,435)
Accumulated net realized gain (loss) on affiliated investments, unaffiliated investments and unfunded commitments	(45,823,630)
Net unrealized appreciation (depreciation) on investments	(16,544,713)
Net unrealized appreciation (depreciation) on unfunded commitments	468

Net assets	$1,319,885,886

Class A
Net assets applicable to outstanding shares	$318,281,376

Shares of beneficial interest outstanding	34,271,730

Net asset value per share outstanding	$9.29
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.58

Investor Class
Net assets applicable to outstanding shares	$29,269,419

Shares of beneficial interest outstanding	3,151,516

Net asset value per share outstanding	$9.29
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.58

Class B
Net assets applicable to outstanding shares	$7,620,562

Shares of beneficial interest outstanding	819,928

Net asset value and offering price per share outstanding	$9.29

Class C
Net assets applicable to outstanding shares	$159,479,668

Shares of beneficial interest outstanding	17,165,528

Net asset value and offering price per share outstanding	$9.29

Class I
Net assets applicable to outstanding shares	$805,207,506

Shares of beneficial interest outstanding	86,678,847

Net asset value and offering price per share outstanding	$9.29

Class R3
Net assets applicable to outstanding shares	$27,355

Shares of beneficial interest outstanding	2,944

Net asset value and offering price per share outstanding	$9.29

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$59,878,672
Dividend distributions from an affiliated investment company	593,812

Total income	60,472,484

Expenses
Manager (See Note 3)	7,713,218
Distribution/Service—Class A (See Note 3)	776,091
Distribution/Service—Investor Class (See Note 3)	72,134
Distribution/Service—Class B (See Note 3)	80,479
Distribution/Service—Class C (See Note 3)	1,640,483
Distribution/Service—Class R3 (See Note 3)	88
Transfer agent (See Note 3)	2,393,433
Professional fees	155,780
Shareholder communication	147,184
Registration	142,512
Custodian	44,479
Trustees	33,338
Shareholder service (See Note 3)	17
Miscellaneous	77,608

Total expenses	13,276,844
Reimbursement from custodian (a)	(58,500)

Net expenses	13,218,344

Net investment income (loss)	47,254,140

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	(16,600,081)
Affiliated investment company transactions	(959,051)

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(17,559,132)

Net change in unrealized appreciation (depreciation) on affiliated investments, unaffiliated investments and unfunded commitments	33,649,372

Net realized and unrealized gain (loss) on investments and unfunded commitments	16,090,240

Net increase (decrease) in net assets resulting from operations	$63,344,380

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$47,254,140	$51,765,245
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	(17,559,132)	(13,058,462)
Net change in unrealized appreciation (depreciation) on affiliated investments, unaffiliated investments and unfunded commitments	33,649,372	(30,433,724)

Net increase (decrease) in net assets resulting from operations	63,344,380	8,273,059

Dividends to shareholders:
From net investment income:
Class A	(11,124,211)	(13,194,818)
Investor Class	(1,038,307)	(1,060,233)
Class B	(228,600)	(286,626)
Class C	(4,671,027)	(5,298,784)
Class I	(30,140,471)	(31,809,424)
Class R3	(574)	—

Total dividends to shareholders	(47,203,190)	(51,649,885)

Capital share transactions:
Net proceeds from sale of shares	406,697,329	441,128,208
Net asset value of shares issued to shareholders in reinvestment of dividends	41,167,586	45,791,304
Cost of shares redeemed	(525,312,487)	(556,595,796)

Increase (decrease) in net assets derived from capital share transactions	(77,447,572)	(69,676,284)

Net increase (decrease) in net assets	(61,306,382)	(113,053,110)

Net Assets
Beginning of year	1,381,192,268	1,494,245,378

End of year	$1,319,885,886	$1,381,192,268

Distributions in excess of net investment income at end of year	$(400,435)	$(457,654)

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$9.15		$9.44	$9.58	$9.53	$9.31

Net investment income (loss)	0.32		0.33	0.33	0.38	0.37
Net realized and unrealized gain (loss) on investments	0.14		(0.29)	(0.13)	0.04	0.22
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	0.00 ‡	—	—

Total from investment operations	0.46		0.04	0.20	0.42	0.59

Less dividends:
From net investment income	(0.32)		(0.33)	(0.34)	(0.37)	(0.37)

Net asset value at end of year	$9.29		$9.15	$9.44	$9.58	$9.53

Total investment return (a)	5.23%		0.45%	2.09%	4.43%	6.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59	%(b)	3.58%	3.53%	3.79%	3.90%
Net expenses	1.07	%(c)	1.06%	1.07%	1.00%	0.99%
Portfolio turnover rate	36%		31%	45%	47%	47%
Net assets at end of year (in 000’s)	$318,281		$342,214	$419,451	$567,728	$384,837

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$9.15		$9.44	$9.58	$9.53	$9.31

Net investment income (loss)	0.33		0.33	0.34	0.36	0.36
Net realized and unrealized gain (loss) on investments	0.14		(0.29)	(0.14)	0.05	0.22
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	0.00 ‡	—	—

Total from investment operations	0.47		0.04	0.20	0.41	0.58

Less dividends:
From net investment income	(0.33)		(0.33)	(0.34)	(0.36)	(0.36)

Net asset value at end of year	$9.29		$9.15	$9.44	$9.58	$9.53

Total investment return (a)	5.24%		0.46%	2.13%	4.38%	6.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.60%		3.59%	3.57%	3.76%	3.83%
Net expenses	1.06	%(b)	1.06%	1.04%	1.05%	1.06%
Portfolio turnover rate	36%		31%	45%	47%	47%
Net assets at end of year (in 000’s)	$29,269		$29,692	$30,440	$29,739	$26,406

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Without the custody fee reimbursement, net expenses would have been 1.07%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016		2015	2014	2013	2012
Net asset value at beginning of year	$9.16		$9.45	$9.59	$9.54	$9.32

Net investment income (loss)	0.25		0.25	0.26	0.30	0.29
Net realized and unrealized gain (loss) on investments	0.14		(0.28)	(0.13)	0.04	0.22
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	0.00 ‡	—	—

Total from investment operations	0.39		(0.03)	0.13	0.34	0.51

Less dividends:
From net investment income	(0.26)		(0.26)	(0.27)	(0.29)	(0.29)

Net asset value at end of year	$9.29		$9.16	$9.45	$9.59	$9.54

Total investment return (a)	4.34%		(0.29%)	1.37%	3.60%	5.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85	%(b)	2.83%	2.82%	3.00%	3.08%
Net expenses	1.81	%(c)	1.81%	1.79%	1.80%	1.81%
Portfolio turnover rate	36%		31%	45%	47%	47%
Net assets at end of year (in 000’s)	$7,621		$8,988	$11,486	$14,134	$12,153

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.82%.

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$9.16		$9.44	$9.58	$9.54	$9.31

Net investment income (loss)	0.26		0.26	0.27	0.29	0.29
Net realized and unrealized gain (loss) on investments	0.13		(0.28)	(0.14)	0.04	0.23
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	0.00 ‡	—	—

Total from investment operations	0.39		(0.02)	0.13	0.33	0.52

Less dividends:
From net investment income	(0.26)		(0.26)	(0.27)	(0.29)	(0.29)

Net asset value at end of year	$9.29		$9.16	$9.44	$9.58	$9.54

Total investment return (a)	4.34%		(0.18%)	1.37%	3.49%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85	%(b)	2.84%	2.82%	3.00%	3.09%
Net expenses	1.81	%(c)	1.81%	1.79%	1.80%	1.81%
Portfolio turnover rate	36%		31%	45%	47%	47%
Net assets at end of year (in 000’s)	$159,480		$176,330	$207,985	$231,475	$187,580

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.82%.

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$9.16		$9.44	$9.58	$9.53	$9.31

Net investment income (loss)	0.35		0.36	0.36	0.39	0.39
Net realized and unrealized gain (loss) on investments	0.13		(0.28)	(0.14)	0.05	0.22
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00)‡	0.00 ‡	—	—

Total from investment operations	0.48		0.08	0.22	0.44	0.61

Less dividends:
From net investment income	(0.35)		(0.36)	(0.36)	(0.39)	(0.39)

Net asset value at end of year	$9.29		$9.16	$9.44	$9.58	$9.53

Total investment return (a)	5.38%		0.81%	2.35%	4.69%	6.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.84	%(b)	3.82%	3.78%	4.03%	4.14%
Net expenses	0.82	%(c)	0.81%	0.82%	0.75%	0.74%
Portfolio turnover rate	36%		31%	45%	47%	47%
Net assets at end of year (in 000’s)	$805,208		$823,969	$824,883	$846,444	$485,591

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.83%.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$8.82

Net investment income (loss)	0.20
Net realized and unrealized gain (loss) on investments	0.47

Total from investment operations	0.67

Less dividends:
From net investment income	(0.20)

Net asset value at end of period	$9.29

Total investment return (a)(b)	7.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.25%††
Net expenses	1.42%††
Portfolio turnover rate	36%
Net assets at end of period (in 000’s)	$27

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within four years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification

Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions

32	MainStay Floating Rate Fund

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that ware fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

33

Notes to Financial Statements (continued)

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, the Fund held Level 3 securities with a value of $67,976,380 that were valued by utilizing significant unobservable inputs.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)   Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

34	MainStay Floating Rate Fund

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2016, the Fund held unfunded commitments. (see Note 5)

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(J)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

35

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.59% for the year ended October 31, 2016.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $7,713,218.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)   Distribution and Service Fees.   The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the

Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $44,658 and $6,651, respectively.

During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $14,640, $182, $50,691 and $16,647, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$577,149
Investor Class	50,781
Class B	14,164
Class C	288,927
Class I	1,462,379
Class R3	33

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)   Investments in Affiliates (in 000’s).  During the year ended October 31, 2016, purchases and sales transactions, income earned from investments and percentage of outstanding shares of Affiliated Investment Company was as follows:

Affiliated Investment Company	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period	% Ownership
MainStay High Yield Corporate Bond Fund Class I	$15,119	($3,000)	$8,432	$594	$—	$9,488	0.2%

36	MainStay Floating Rate Fund

(G)  Capital.  During the year ended October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R3	$26,833	98.1%

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$217,207	$(46,110,869)	$(617,642)	$(16,257,006)	$(62,768,310)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships and return of capital distributions received. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$6,269	$30,846,298	$(30,852,567)

The reclassifications for the Fund are primarily due to expiring capital loss carryforwards, partnerships, return of capital distributions received, and defaulted bonds.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $46,110,869 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$7,484	$—
2018	2,022	—
2019	3,796	—
Unlimited	5,120	27,689
Total	$18,422	$27,689

The Fund had $30,852,567 of capital loss carryforward that expired during the year ended October 31, 2016.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$47,203,190	$51,649,885

Note 5–Commitments and Contingencies

As of October 31, 2016, the Fund had an unfunded commitment pursuant to the following loan agreement:

Borrower	Unfunded Commitments	Unrealized Appreciation
USAGM HoldCo. LLC
2016 Incremental Delayed Draw Term Loan due 7/28/22	$156,126	$468

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is

37

Notes to Financial Statements (continued)

higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $459,066 and $452,671, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	10,114,610	$92,015,133
Shares issued to shareholders in reinvestment of dividends and distributions	1,123,252	10,213,742
Shares redeemed	(14,508,820)	(131,374,296)

Net increase (decrease) in shares outstanding before conversion	(3,270,958)	(29,145,421)
Shares converted into Class A (See Note 1)	300,506	2,740,572
Shares converted from Class A (See Note 1)	(146,550)	(1,337,805)

Net increase (decrease)	(3,117,002)	$(27,742,654)

Year ended October 31, 2015:
Shares sold	10,368,043	$96,823,673
Shares issued to shareholders in reinvestment of dividends and distributions	1,277,298	11,912,517
Shares redeemed	(18,759,881)	(175,295,915)

Net increase (decrease) in shares outstanding before conversion	(7,114,540)	(66,559,725)
Shares converted into Class A (See Note 1)	238,273	2,222,931
Shares converted from Class A (See Note 1)	(179,710)	(1,670,702)

Net increase (decrease)	(7,055,977)	$(66,007,496)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	527,006	$4,804,740
Shares issued to shareholders in reinvestment of dividends and distributions	110,163	1,001,671
Shares redeemed	(645,320)	(5,866,749)

Net increase (decrease) in shares outstanding before conversion	(8,151)	(60,338)
Shares converted into Investor Class (See Note 1)	198,063	1,804,922
Shares converted from Investor Class (See Note 1)	(282,424)	(2,575,228)

Net increase (decrease)	(92,512)	$(830,644)

Year ended October 31, 2015:
Shares sold	526,691	$4,923,790
Shares issued to shareholders in reinvestment of dividends and distributions	109,777	1,023,707
Shares redeemed	(661,897)	(6,186,976)

Net increase (decrease) in shares outstanding before conversion	(25,429)	(239,479)
Shares converted into Investor Class (See Note 1)	253,494	2,360,360
Shares converted from Investor Class (See Note 1)	(209,395)	(1,953,772)

Net increase (decrease)	18,670	$167,109

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	269,981	$2,464,895
Shares issued to shareholders in reinvestment of dividends and distributions	21,702	197,258
Shares redeemed	(379,755)	(3,445,369)

Net increase (decrease) in shares outstanding before conversion	(88,072)	(783,216)
Shares converted from Class B (See Note 1)	(73,247)	(666,957)

Net increase (decrease)	(161,319)	$(1,450,173)

Year ended October 31, 2015:
Shares sold	387,234	$3,619,102
Shares issued to shareholders in reinvestment of dividends and distributions	25,605	239,114
Shares redeemed	(545,088)	(5,099,776)

Net increase (decrease) in shares outstanding before conversion	(132,249)	(1,241,560)
Shares converted from Class B (See Note 1)	(102,571)	(958,817)

Net increase (decrease)	(234,820)	$(2,200,377)

38	MainStay Floating Rate Fund

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,573,034	$23,408,493
Shares issued to shareholders in reinvestment of dividends and distributions	425,882	3,872,844
Shares redeemed	(5,089,934)	(46,206,057)

Net increase (decrease) in shares outstanding before conversion	(2,091,018)	(18,924,720)
Shares converted from Class C (See Note 1)	(1,113)	(9,806)

Net increase (decrease)	(2,092,131)	$(18,934,526)

Year ended October 31, 2015:
Shares sold	2,709,754	$25,269,950
Shares issued to shareholders in reinvestment of dividends and distributions	464,272	4,333,440
Shares redeemed	(5,945,805)	(55,542,618)

Net increase (decrease)	(2,771,779)	$(25,939,228)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	31,239,778	283,978,631
Shares issued to shareholders in reinvestment of dividends and distributions	2,845,962	25,881,497
Shares redeemed	(37,411,389)	(338,420,016)

Net increase (decrease) in shares outstanding before conversion	(3,325,649)	(28,559,888)
Shares converted into Class I (See Note 1)	4,831	44,302

Net increase (decrease)	(3,320,818)	$(28,515,586)

Year ended October 31, 2015:
Shares sold	33,211,184	$310,491,693
Shares issued to shareholders in reinvestment of dividends and distributions	3,031,354	28,282,526
Shares redeemed	(33,625,600)	(314,470,511)

Net increase (decrease)	2,616,938	$24,303,708

Class R3	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	2,882	$25,437
Shares issued to shareholders in reinvestment of dividends and distributions	62	574

Net increase (decrease)	2,944	$26,011

(a)	Inception date was February 24, 2016.

Note 11–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Floating Rate Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Floating Rate Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

40	MainStay Floating Rate Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2016, the Fund designated approximately $592,800 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

42	MainStay Floating Rate Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

44	MainStay Floating Rate Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717041 MS316-16	MSFR11-12/16 (NYLIM) NL225

MainStay Asset Allocation Funds

Message from the President and Annual Report

October 31, 2016

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund(s) during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.52 2.10%	4.80 6.00%	4.47 5.07%	1.22 1.22%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.65 1.96	4.65 5.84	4.37 4.96	1.36 1.36
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–3.63 1.29	4.74 5.07	4.19 4.19	2.11 2.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.22 1.20	5.06 5.06	4.18 4.18	2.11 2.11
Class I Shares	No Sales Charge		2.42	6.29	5.34	0.97
Class R3 Shares[4]	No Sales Charge		1.72	5.62	4.70	1.57

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[5]	4.51%	13.57%	6.70%
MSCI EAFE® Index[6]	–3.23	4.99	1.22
Bloomberg Barclays U.S. Aggregate Bond Index[7]	4.37	2.90	4.64
Conservative Allocation Composite Index[8]	3.77	6.52	5.37
Average Lipper Mixed-Asset Target Allocation Conservative Fund[9]	3.52	4.71	3.90

5.	The “S&P 500®” Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper Mixed-Asset Target Allocation Conservative Fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,024.80	$1.88	$1,023.30	$1.88

Investor Class Shares	$1,000.00	$1,024.10	$2.54	$1,022.60	$2.54

Class B Shares	$1,000.00	$1,021.30	$6.35	$1,018.90	$6.34

Class C Shares	$1,000.00	$1,021.30	$6.35	$1,018.90	$6.34

Class I Shares	$1,000.00	$1,026.80	$0.61	$1,024.50	$0.61

Class R3 Shares	$1,000.00	$1,023.40	$3.56	$1,021.60	$3.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.50% for Investor Class, 1.25% for Class B and Class C, 0.12% for Class I, and 0.70% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

7

Investment Objectives of Underlying Funds as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 2.10% for Class A shares, 1.96% for Investor Class shares, 1.29% for Class B shares and 1.20% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 2.42% and Class R3 shares2 returned 1.72%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.23% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2016, all share classes underperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index3 and the 3.77% return of the Conservative Allocation Composite Index.3 The Bloomberg Barclays U.S. Aggregate Bond Index and the Conservative Allocation Composite Index are additional benchmarks of the Fund. All share classes underperformed the 3.52% return of the Average Lipper4 Mixed-Asset Target Allocation Conservative Fund for the 12 months ended October 31, 2016. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities detracted slightly from relative performance because fixed-income securities on the whole tended to slightly underperform U.S. large-cap stocks.

The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from performance, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch Global Choice Fund and MainStay Emerging Markets Opportunities Fund.

The Fund’s relative performance also suffered from a decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred: U.S. Treasury yields fell, and stocks that offered high dividends outperformed those that did not by very wide margins. As a result, the Fund’s decision to hold only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks, detracted from relative performance.

Similarly, the Fund redirected assets away from interest-rate-sensitive Underlying Fixed-Income Funds and toward MainStay Absolute Return Multi-Strategy Fund, which is designed to generate returns independent of stock and bond market direction. While this Underlying Fund generated a small positive return, it was lower than the returns otherwise available in a rapidly rising bond market.

Asset class policy made a positive but relatively minor contribution to the Fund’s active return. (Contributions take weightings and total returns into account.) During the reporting period, many major asset classes saw generally similar return levels. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund maintained a general bias toward stocks over bonds and toward stocks in international markets in particular prior to the U.K. vote to exit the European Union (“Brexit”). This strategy was reversed after the British referendum but detracted from performance. The resulting shortfall, however, was more than offset by a tilt toward value stocks over growth stocks, a preference for small-capitalization companies over large-capitalization companies in the U.S. market, a bias toward emerging-market stocks, and a

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on Class R3 shares.
3.	See footnote on page 6 for more information on this index.
4.	See footnote on page 6 for more information on Lipper Inc.

9

timely reallocation into high-yield bonds when spreads were especially wide. As a result, asset class policy added positively to relative performance, but on a scale that was unable to offset performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities. It also leaned toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. Because we believed that the negative effects of a strong dollar had begun to subside, that energy and metals prices were on the rebound, and that revenues appeared to be poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. During the reporting period, corporate profits grew but at a rate that was relatively subdued.

The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. Before Brexit, the Fund weighted stocks in international markets somewhat more heavily than the Conservative Allocation Composite Index, although this position was reversed following the U.K. referendum. At that time, holdings of emerging-market equities were increased and U.S. positions were firmly skewed toward smaller companies that are considered to be value stocks based on price multiples.

While U.S. Treasury yields remained at low levels, as they have for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff to be undesirable. In our opinion, investors are not being well rewarded for the risk they would bear if rates were to start moving markedly higher—a scenario we found plausible. For this reason, we steered the Fund somewhat away from long-duration, high-quality bonds, redirecting those assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as the Fund established new positions during the reporting period. One was a significant investment in MainStay Absolute Return Multi-Strategy Fund, sourced from reductions in the Fund’s positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund. This shift was tied to our ongoing concern regarding the poor risk/return trade-off at the long end of the yield curve.6

The Fund also established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter was promptly closed following the Brexit vote. With the U.S. economy stronger than that of most other developed nations and the potential for tighter monetary policy looming on the horizon, we acknowledged that further dollar strength was not out of the question. In our opinion, hedged vehicles could help the Fund mitigate the related risks. Those new investments were sourced from reductions in the Fund’s positions in MainStay International Opportunities Fund, MainStay ICAP International Fund, and MainStay International Equity Fund.

During the reporting period, the Fund increased its position in MainStay High Yield Corporate Bond Fund and reestablished a position in MainStay High Yield Opportunities Fund. Credit spreads widened substantially through the fall of 2015 and into the first part of winter 2016. In our opinion, however, fear was outpacing deteriorating fundamentals and the available spreads represented an attractive buying opportunity. Spreads later narrowed somewhat as asset flows returned, and junk bonds rallied.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to excess new supply and fears of waning demand from China. Our view was that capital-expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut, reestablish equilibrium, put a floor under pricing and enable materials and energy companies to see their businesses recover. For largely the same reason, the Fund increased its position in MainStay Emerging Markets Opportunities Fund during the reporting period.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Conservative Allocation Fund

Increased positions in MainStay Large Cap Growth Fund and MainStay Epoch Capital Growth Fund reflected a small rotation toward companies with prospects for faster growth. We believed that as bond yields began to rise, investors would focus less on capital distributions and more on capital reinvestment. In a slow-growth world, we believed that rapid and sustainable profit growth would be favored. These investments were partially sourced from reductions in the Fund’s position in MainStay ICAP Equity Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from MainStay Emerging Markets Opportunities Fund and MainStay S&P 500 Index Fund. The Underlying Equity Funds that posted the lowest total returns were MainStay Cushing MLP Premier Fund and MainStay Epoch Global Choice Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The most substantial positive contributions to the Fund’s performance came from MainStay Emerging Markets Opportunities Fund and MainStay Epoch U.S. Small Cap Fund. The most substantial detractors from the Fund’s performance were Funds that invest in developed foreign markets: MainStay ICAP International Fund and MainStay International Opportunities Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields at the long end of the yield curve. Lower long-term yields and a slight rise in the yield on two-year notes caused the yield curve to flatten, which detracted from the performance of Underlying Fixed-Income Funds with a duration shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. Ten-year U.S. Treasury bonds bounced modestly since early July but remained near historic lows, while government bonds in some other Western nations continued to trade in negative territory. Meanwhile, credit spreads7 widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States might have been heading toward recession. Rebounding oil prices and improving data at home and abroad have helped alleviate some of those fears, allowing spreads to contract back to the levels of mid-2015. Underlying Fixed-Income Funds that invest in spread product generally perform poorly when spreads widen but perform well when spreads contract.

Which fixed-income market segments were strong performers and which segments were weak?

Riskier security types, including speculative-grade bonds and emerging-market debt had strong performance during the reporting period. Higher-quality bonds also finished the year in positive territory but provided lower total returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Total Return Bond Fund was the most significant positive contributor to performance in the fixed-income portion of the Fund, followed by a much smaller position in MainStay High Yield Corporate Bond Fund. No Underlying Fixed-Income Fund in which the Fund was invested for the entire reporting period generated negative performance. A position in the Fund’s cash sweep account had a minimal impact on the Fund’s performance, and the contribution from a new position in the IQ Enhanced Core Plus Bond U.S. ETF was small.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2016

	Shares	Value
Affiliated Investment Companies 97.6%†
Equity Funds 45.2%
IQ 50 Percent Hedged FTSE International ETF	364,836	$6,560,700
IQ Global Resources ETF	94,467	2,455,197
MainStay Absolute Return Multi-Strategy Fund Class I (a)	3,489,375	34,893,749
MainStay Cushing MLP Premier Fund Class I	225,586	3,135,647
MainStay Cushing Renaissance Advantage Fund Class I (a)	651,026	12,096,059
MainStay Emerging Markets Opportunities Fund Class I (a)	1,469,491	12,887,438
MainStay Epoch Capital Growth Fund Class I (b)	328,216	3,318,267
MainStay Epoch Global Choice Fund Class I (a)	555,674	9,696,516
MainStay Epoch U.S. All Cap Fund Class I	157,053	4,015,850
MainStay Epoch U.S. Equity Yield Fund Class I	101,629	1,458,370
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,005,096	27,248,153
MainStay ICAP Equity Fund Class I	86,228	3,565,513
MainStay ICAP International Fund Class I	170,313	5,187,726
MainStay International Opportunities Fund Class I	549,410	4,461,211
MainStay Large Cap Growth Fund Class I	1,997,919	19,279,918
MainStay MAP Fund Class I	641,765	23,693,958
MainStay S&P 500 Index Fund Class I	75,324	3,624,595
MainStay U.S. Equity Opportunities Fund Class I	2,926,631	25,432,423

Total Equity Funds (Cost $186,827,754)		203,011,290

Fixed Income Funds 52.4%
IQ Enhanced Core Bond U.S. ETF (a)	1,050,116	21,086,329
IQ Enhanced Core Plus Bond U.S. ETF	3,414	68,861
MainStay Floating Rate Fund Class I	3,174,627	29,492,281
MainStay High Yield Corporate Bond Fund Class I	4,172,205	23,990,180
MainStay High Yield Opportunities Fund Class I	274,884	2,911,017
MainStay Indexed Bond Fund Class I (a)	4,064,886	44,795,044
MainStay Short Duration High Yield Fund Class I	1,075,243	10,644,903
MainStay Total Return Bond Fund Class I (a)	8,379,735	89,327,970
MainStay Unconstrained Bond Fund Class I	1,442,575	12,723,514

Total Fixed Income Funds (Cost $231,859,770)		235,040,099

Total Affiliated Investment Companies (Cost $418,687,524)		438,051,389

	Principal Amount	Value
Short-Term Investments 2.4%
Repurchase Agreement 2.4%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $10,592,927 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.625% and a maturity date of 12/27/18, with a Principal Amount of $10,635,000 and a Market Value of $10,807,819)	$10,592,918	$10,592,918

Total Short-Term Investment (Cost $10,592,918)		10,592,918

Total Investments (Cost $429,280,442) (c)	100.0%	448,644,307
Other Assets, Less Liabilities	(0.0)‡	(24,739)
Net Assets	100.0%	$448,619,568

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2016, cost was $434,437,926 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$15,044,167
Gross unrealized depreciation	(837,786)

Net unrealized appreciation	$14,206,381

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$203,011,290	$—	$—	$203,011,290
Fixed Income Funds	235,040,099	—	—	235,040,099
Short-Term Investment
Repurchase Agreement	—	10,592,918	—	10,592,918

Total Investments in Securities	$438,051,389	$10,592,918	$—	$448,644,307

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $418,687,524)	$438,051,389
Repurchase agreement, at value (identified cost $10,592,918)	10,592,918
Cash	199,987
Receivables:
Fund shares sold	184,952
Investment securities sold	96,491
Dividends and interest	9
Other assets	33,976

Total assets	449,159,722

Liabilities
Payables:
Fund shares redeemed	239,189
NYLIFE Distributors (See Note 3)	163,103
Transfer agent (See Note 3)	84,607
Shareholder communication	27,802
Professional fees	16,968
Custodian	1,685
Trustees	1,272
Shareholder service (See Note 3)	5
Accrued expenses	5,523

Total liabilities	540,154

Net assets	$448,619,568

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,725
Additional paid-in capital	433,096,572

433,135,297
Undistributed net investment income	74,412
Accumulated net realized gain (loss) on investments	(3,954,006)
Net unrealized appreciation (depreciation) on investments	19,363,865

Net assets	$448,619,568

Class A
Net assets applicable to outstanding shares	$253,376,986

Shares of beneficial interest outstanding	21,852,240

Net asset value per share outstanding	$11.60
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.28

Investor Class
Net assets applicable to outstanding shares	$74,166,496

Shares of beneficial interest outstanding	6,396,680

Net asset value per share outstanding	$11.59
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.26

Class B
Net assets applicable to outstanding shares	$32,850,060

Shares of beneficial interest outstanding	2,845,270

Net asset value and offering price per share outstanding	$11.55

Class C
Net assets applicable to outstanding shares	$75,945,822

Shares of beneficial interest outstanding	6,580,267

Net asset value and offering price per share outstanding	$11.54

Class I
Net assets applicable to outstanding shares	$12,224,066

Shares of beneficial interest outstanding	1,045,807

Net asset value and offering price per share outstanding	$11.69

Class R3
Net assets applicable to outstanding shares	$56,138

Shares of beneficial interest outstanding	4,846

Net asset value and offering price per share outstanding	$11.58

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,517,728
Interest	2,565

Total income	10,520,293

Expenses
Distribution/Service—Class A (See Note 3)	626,046
Distribution/Service—Investor Class (See Note 3)	178,465
Distribution/Service—Class B (See Note 3)	342,355
Distribution/Service—Class C (See Note 3)	771,217
Distribution/Service—Class R3 (See Note 3)	146
Transfer agent (See Note 3)	481,736
Registration	100,610
Shareholder communication	77,950
Professional fees	63,072
Trustees	11,686
Custodian	8,510
Shareholder service (See Note 3)	29
Miscellaneous	17,866

Total expenses	2,679,688
Reimbursement from custodian (a)	(14,168)

Net expenses	2,665,520

Net investment income (loss)	7,854,773

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(10,181,848)
Realized capital gain distributions from affiliated investment companies	10,378,575

Net realized gain (loss) on investments and investments from affiliated investment companies	196,727

Net change in unrealized appreciation (depreciation) on investments	340,514

Net realized and unrealized gain (loss) on investments	537,241

Net increase (decrease) in net assets resulting from operations	$8,392,014

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,854,773	$8,223,520
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	196,727	8,239,327
Net change in unrealized appreciation (depreciation) on investments	340,514	(17,224,116)

Net increase (decrease) in net assets resulting from operations	8,392,014	(761,269)

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,539,325)	(6,135,002)
Investor Class	(1,471,920)	(1,557,581)
Class B	(456,907)	(600,162)
Class C	(1,026,874)	(1,178,913)
Class I	(351,457)	(443,562)
Class R3	(478)	—

	(8,846,961)	(9,915,220)

From net realized gain on investments:
Class A	(4,271,431)	(8,463,816)
Investor Class	(1,196,143)	(2,275,634)
Class B	(612,341)	(1,332,961)
Class C	(1,342,846)	(2,531,996)
Class I	(268,974)	(591,179)

	(7,691,735)	(15,195,586)

Total dividends and distributions to shareholders	(16,538,696)	(25,110,806)

Capital share transactions:
Net proceeds from sale of shares	79,552,605	106,990,282
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	16,137,434	24,285,359
Cost of shares redeemed	(95,582,857)	(85,833,479)

Increase (decrease) in net assets derived from capital share transactions	107,182	45,442,162

Net increase (decrease) in net assets	(8,039,500)	19,570,087

Net Assets
Beginning of year	456,659,068	437,088,981

End of year	$448,619,568	$456,659,068

Undistributed net investment income at end of year	$74,412	$622,738

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.81	$12.52	$12.56	$11.57	$10.95

Net investment income (loss) (a)	0.23	0.25	0.22	0.24	0.24
Net realized and unrealized gain (loss) on investments	0.01	(0.23)	0.50	1.21	0.77

Total from investment operations	0.24	0.02	0.72	1.45	1.01

Less dividends and distributions:
From net investment income	(0.25)	(0.30)	(0.29)	(0.29)	(0.28)
From net realized gain on investments	(0.20)	(0.43)	(0.47)	(0.17)	(0.11)

Total dividends and distributions	(0.45)	(0.73)	(0.76)	(0.46)	(0.39)

Net asset value at end of year	$11.60	$11.81	$12.52	$12.56	$11.57

Total investment return (b)	2.10%	0.11%	5.95%	12.93%	9.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%	2.05%	1.81%	2.00%	2.16%
Net expenses (c)	0.36%	0.36%	0.35%	0.37%	0.37%
Portfolio turnover rate	44%	40%	45%	52%	62%
Net assets at end of year (in 000’s)	$253,377	$253,308	$244,098	$201,908	$164,116

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.81	$12.52	$12.56	$11.57	$10.96

Net investment income (loss) (a)	0.21	0.23	0.21	0.22	0.23
Net realized and unrealized gain (loss) on investments	0.01	(0.23)	0.49	1.21	0.76

Total from investment operations	0.22	0.00	0.70	1.43	0.99

Less dividends and distributions:
From net investment income	(0.24)	(0.28)	(0.27)	(0.27)	(0.27)
From net realized gain on investments	(0.20)	(0.43)	(0.47)	(0.17)	(0.11)

Total dividends and distributions	(0.44)	(0.71)	(0.74)	(0.44)	(0.38)

Net asset value at end of year	$11.59	$11.81	$12.52	$12.56	$11.57

Total investment return (b)	1.96%	(0.03%)	5.79%	12.74%	9.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%	1.91%	1.67%	1.82%	2.00%
Net expenses (c)	0.50%	0.50%	0.50%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.50%	0.50%	0.50%	0.53%	0.55%
Portfolio turnover rate	44%	40%	45%	52%	62%
Net assets at end of year (in 000’s)	$74,166	$71,083	$65,991	$59,301	$49,050

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.76	$12.47	$12.51	$11.53	$10.92

Net investment income (loss) (a)	0.13	0.14	0.11	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.01	(0.23)	0.50	1.21	0.76

Total from investment operations	0.14	(0.09)	0.61	1.34	0.90

Less dividends and distributions:
From net investment income	(0.15)	(0.19)	(0.18)	(0.19)	(0.18)
From net realized gain on investments	(0.20)	(0.43)	(0.47)	(0.17)	(0.11)

Total dividends and distributions	(0.35)	(0.62)	(0.65)	(0.36)	(0.29)

Net asset value at end of year	$11.55	$11.76	$12.47	$12.51	$11.53

Total investment return (b)	1.29%	(0.78%)	5.03%	11.87%	8.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	1.17%	0.93%	1.09%	1.27%
Net expenses (c)	1.25%	1.25%	1.25%	1.28%	1.28%
Expenses (before waiver/reimbursement) (c)	1.25%	1.25%	1.25%	1.28%	1.30%
Portfolio turnover rate	44%	40%	45%	52%	62%
Net assets at end of year (in 000’s)	$32,850	$37,098	$39,583	$40,953	$35,808

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.76	$12.47	$12.51	$11.53	$10.92

Net investment income (loss) (a)	0.13	0.14	0.11	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.00 ‡	(0.23)	0.50	1.21	0.76

Total from investment operations	0.13	(0.09)	0.61	1.34	0.90

Less dividends and distributions:
From net investment income	(0.15)	(0.19)	(0.18)	(0.19)	(0.18)
From net realized gain on investments	(0.20)	(0.43)	(0.47)	(0.17)	(0.11)

Total dividends and distributions	(0.35)	(0.62)	(0.65)	(0.36)	(0.29)

Net asset value at end of year	$11.54	$11.76	$12.47	$12.51	$11.53

Total investment return (b)	1.20%	(0.78%)	5.03%	11.87%	8.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%	1.16%	0.90%	1.07%	1.25%
Net expenses (c)	1.25%	1.25%	1.25%	1.28%	1.28%
Expenses (before waiver/reimbursement) (c)	1.25%	1.25%	1.25%	1.28%	1.30%
Portfolio turnover rate	44%	40%	45%	52%	62%
Net assets at end of year (in 000’s)	$75,946	$79,242	$71,051	$51,112	$37,977

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.90	$12.61	$12.64	$11.64	$11.02

Net investment income (loss) (a)	0.26	0.28	0.25	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.01	(0.23)	0.51	1.22	0.77

Total from investment operations	0.27	0.05	0.76	1.49	1.04

Less dividends and distributions:
From net investment income	(0.28)	(0.33)	(0.32)	(0.32)	(0.31)
From net realized gain on investments	(0.20)	(0.43)	(0.47)	(0.17)	(0.11)

Total dividends and distributions	(0.48)	(0.76)	(0.79)	(0.49)	(0.42)

Net asset value at end of year	$11.69	$11.90	$12.61	$12.64	$11.64

Total investment return (b)	2.42%	0.36%	6.25%	13.11%	9.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28%	2.33%	2.01%	2.26%	2.41%
Net expenses (c)	0.11%	0.11%	0.10%	0.12%	0.12%
Portfolio turnover rate	44%	40%	45%	52%	62%
Net assets at end of year (in 000’s)	$12,224	$15,928	$16,367	$11,984	$15,916

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.88

Net investment income (loss) (a)	0.10
Net realized and unrealized gain (loss) on investments	0.72

Total from investment operations	0.82

Less dividends:
From net investment income	(0.12)

Net asset value at end of period	$11.58

Total investment return (b)(c)	7.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%††
Net expenses (d)	0.71%††
Portfolio turnover rate	44%
Net assets at end of period (in 000’s)	$56

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.41 1.15%	6.29 7.50%	4.56 5.15%	1.35 1.35%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.65 0.90	6.08 7.29	4.44 5.03	1.52 1.52
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–4.64 0.17	6.20 6.51	4.25 4.25	2.27 2.27
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.79 0.17	6.51 6.51	4.25 4.25	2.27 2.27
Class I Shares	No Sales Charge		1.41	7.77	5.42	1.10
Class R3 Shares[4]	No Sales Charge		0.80	7.12	4.78	1.70

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[5]	4.51%	13.57%	6.70%
MSCI EAFE® Index[6]	–3.23	4.99	1.22
Bloomberg Barclays U.S. Aggregate Bond Index[7]	4.37	2.90	4.64
Moderate Allocation Composite Index[8]	3.41	8.23	5.53
Average Lipper Mixed-Asset Target Allocation Moderate Fund[9]	2.97	6.50	4.35

5.	The “S&P 500®” Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper Mixed-Asset Target Allocation Moderate Fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,026.40	$1.78	$1,023.40	$1.78

Investor Class Shares	$1,000.00	$1,024.80	$2.65	$1,022.50	$2.64

Class B Shares	$1,000.00	$1,021.00	$6.45	$1,018.80	$6.44

Class C Shares	$1,000.00	$1,021.90	$6.45	$1,018.80	$6.44

Class I Shares	$1,000.00	$1,027.80	$0.51	$1,024.60	$0.51

Class R3 Shares	$1,000.00	$1,024.80	$3.56	$1,021.60	$3.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.35% for Class A, 0.52% for Investor Class, 1.27% for Class B and Class C, 0.10% for Class I and 0.70% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 1.15% for Class A shares, 0.90% for Investor Class shares, and 0.17% for Class B and Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 1.41% and Class R3 shares2 returned 0.80%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.23% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2016, all share classes underperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index3 and the 3.41% return of the Moderate Allocation Composite Index.3 The Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Allocation Composite Index are additional benchmarks of the Fund. All share classes underperformed the 2.97% return of the Average Lipper4 Mixed-Asset Target Allocation Moderate Fund for the 12 months ended October 31, 2016. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities detracted slightly from relative performance because fixed-income securities on the whole tended to slightly underperform U.S. large-cap stocks.

The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Under-

lying Funds, several of which detracted significantly from performance, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch Global Choice Fund and MainStay Emerging Markets Opportunities Fund.

The Fund’s relative performance also suffered from a decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred: U.S. Treasury yields fell, and stocks that offered high dividends outperformed those that did not by very wide margins. As a result, the Fund’s decision to hold only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks, detracted from relative performance.

Similarly, the Fund redirected assets away from interest-rate-sensitive Underlying Fixed-Income Funds and toward MainStay Absolute Return Multi-Strategy Fund, which is designed to generate returns independent of stock and bond market direction. While this Underlying Fund generated a small positive return, it was lower than the returns otherwise available in a rapidly rising bond market.

Asset class policy made a positive but relatively minor contribution to the Fund’s active return. (Contributions take weightings and total returns into account.) During the reporting period, many major asset classes saw generally similar return levels. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund maintained a general bias toward stocks over bonds and toward stocks in international markets in particular prior to the U.K. vote to exit the European Union (“Brexit”). This strategy was reversed after the British referendum but detracted from performance. The resulting shortfall, however, was more than offset by a tilt toward value stocks over growth stocks, a preference for small-capitalization companies over large-capitalization companies in

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 20 for more information on Class R3 shares.
3.	See footnote on page 21 for more information on this index.
4.	See footnote on page 21 for more information on Lipper Inc.

24	MainStay Moderate Allocation Fund

the U.S. market, a bias toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads were especially wide. As a result, asset class policy added positively to relative performance, but on a scale that was unable to offset performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities. It also leaned toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. Because we believed that the negative effects of a strong dollar had begun to subside, that energy and metals prices were on the rebound, and that revenues appeared to be poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. During the reporting period, corporate profits grew but at a rate that was relatively subdued.

The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. Before Brexit, the Fund weighted stocks in international markets somewhat more heavily than the Moderate Allocation Composite Index, although this position was reversed following the U.K. referendum. At that time, holdings of emerging market equities were increased and U.S. positions were firmly skewed toward smaller companies that are considered to be value stocks based on price multiples.

While U.S. Treasury yields remained at low levels, as they have for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff to be undesirable. In our opinion, investors are not being well

rewarded for the risk they would bear if rates were to start moving markedly higher—a scenario we found plausible. For this reason, we steered the Fund somewhat away from long-duration, high-quality bonds, redirecting those assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as the Fund established new positions during the reporting period. One was a significant investment in MainStay Absolute Return Multi-Strategy Fund, sourced primarily from a reduction in the Fund’s position in MainStay Total Return Bond Fund. This shift was tied to our ongoing concern regarding the poor risk/return trade-off at the long end of the yield curve.6

The Fund also established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter was promptly closed following the Brexit vote. With the U.S. economy stronger than that of most other developed nations and the potential for tighter monetary policy looming on the horizon, we acknowledged that further dollar strength was not out of the question. In our opinion, hedged vehicles could help the Fund mitigate the related risks. Those new investments were sourced from reductions in the Fund’s positions in MainStay International Opportunities Fund, MainStay ICAP International Fund, and MainStay International Equity Fund.

During the reporting period, the Fund increased its position in MainStay High Yield Corporate Bond Fund and reestablished a position in MainStay High Yield Opportunities Fund. Credit spreads widened substantially through the fall of 2015 and into the first part of winter 2016. In our opinion, however, fear was outpacing deteriorating fundamentals and the available spreads represented an attractive buying opportunity. Spreads later narrowed somewhat as asset flows returned, and junk bonds rallied.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to excess new supply and fears of waning demand from China. Our view was that capital-expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut, reestablish equilibrium, put a floor under pricing and enable materials and energy companies to see their businesses recover. For largely the same reason, the Fund increased its position in MainStay

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

25

Emerging Markets Opportunities Fund during the reporting period.

Increased positions in MainStay Large Cap Growth Fund and MainStay Epoch Capital Growth Fund reflected a small rotation toward companies with prospects for faster growth. We believed that as bond yields began to rise, investors would focus less on capital distributions and more on capital reinvestment. In a slow-growth world, we believed that rapid and sustainable profit growth would be favored. These investments were partially sourced from reductions in the Fund’s position in MainStay ICAP Equity Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from MainStay Emerging Markets Opportunities Fund and MainStay S&P 500 Index Fund. The Underlying Equity Funds that posted the lowest total returns were MainStay Cushing MLP Premier Fund and MainStay Epoch Global Choice Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The most substantial positive contributions to the Fund’s performance came from MainStay Emerging Markets Opportunities Fund and MainStay Epoch U.S. Small Cap Fund. Among the most substantial detractors from the Fund’s performance were Funds that invest in developed foreign markets: MainStay ICAP International Fund and MainStay International Opportunities Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields at the long end of the yield curve. Lower long-term yields and a slight rise in the yield on two-year notes caused the yield curve to flatten, which detracted from the performance of Underlying Fixed-Income Funds with a duration shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. Ten-year U.S. Treasury bonds bounced modestly since early July but remained near historic lows, while government bonds in some other Western nations continued to trade in negative territory. Meanwhile, credit spreads7 widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States might have been heading toward recession. Rebounding oil prices and improving data at home and abroad have helped alleviate some of those fears, allowing spreads to contract back to the levels of mid-2015. Underlying Fixed-Income Funds that invest in spread product generally perform poorly when spreads widen but perform well when spreads contract.

Which fixed-income market segments were strong performers and which segments were weak?

Riskier security types, including speculative-grade bonds and emerging-market debt had strong performance during the reporting period. Higher-quality bonds also finished the year in positive territory but provided lower total returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Total Return Bond Fund was the most significant positive contributor to performance in the fixed-income portion of the Fund, followed by a much smaller position in MainStay High Yield Corporate Bond Fund. No Underlying Fixed-Income Fund in which the Fund was invested for the entire reporting period generated negative performance. A position in the Fund’s cash sweep account had a minimal impact on the Fund’s performance, and the contribution from a new position in the IQ Enhanced Core Bond U.S. ETF was small.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments October 31, 2016

	Shares	Value

Affiliated Investment Companies 97.9%†
Equity Funds 62.9%
IQ 50 Percent Hedged FTSE International ETF (a)	595,952	$10,716,766
IQ Global Resources ETF	217,938	5,664,209
MainStay Absolute Return Multi-Strategy Fund Class I (a)	3,581,177	35,811,770
MainStay Cushing MLP Premier Fund Class I	334,998	4,656,466
MainStay Cushing Renaissance Advantage Fund Class I (a)	1,191,048	22,129,676
MainStay Emerging Markets Opportunities Fund Class I (a)	2,896,070	25,398,532
MainStay Epoch Capital Growth Fund Class I (a)(b)	496,124	5,015,811
MainStay Epoch Global Choice Fund Class I (a)	835,487	14,579,240
MainStay Epoch U.S. All Cap Fund Class I	1,055,408	26,986,790
MainStay Epoch U.S. Equity Yield Fund Class I (a)	233,063	3,344,459
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,467,157	39,774,638
MainStay ICAP Equity Fund Class I	541,229	22,379,811
MainStay ICAP International Fund Class I	605,096	18,431,224
MainStay International Equity Fund Class I	313,586	4,261,639
MainStay International Opportunities Fund Class I	2,150,514	17,462,173
MainStay Large Cap Growth Fund Class I	4,555,185	43,957,533
MainStay MAP Fund Class I (a)	1,572,866	58,070,223
MainStay S&P 500 Index Fund Class I	114,019	5,486,614
MainStay U.S. Equity Opportunities Fund Class I (a)	6,677,302	58,025,757

Total Equity Funds (Cost $372,435,701)		422,153,331

Fixed Income Funds 35.0%
IQ Enhanced Core Bond U.S. ETF (a)	566,089	11,367,067
IQ Enhanced Core Plus Bond U.S. ETF (a)	906,807	18,290,297
MainStay Floating Rate Fund Class I	3,147,137	29,236,902
MainStay High Yield Corporate Bond Fund Class I	3,712,027	21,344,154
MainStay High Yield Opportunities Fund Class I	253,032	2,679,612
MainStay Indexed Bond Fund Class I (a)	1,050,098	11,572,084
MainStay Short Duration High Yield Fund Class I	1,614,185	15,980,432
MainStay Total Return Bond Fund Class I (a)	9,960,522	106,179,169
MainStay Unconstrained Bond Fund Class I	2,131,462	18,799,498

Total Fixed Income Funds (Cost $231,865,125)		235,449,215

Total Affiliated Investment Companies (Cost $604,300,826)		657,602,546

	Principal Amount	Value
Short-Term Investment 2.2%
Repurchase Agreement 2.2%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $14,632,770 (Collateralized by a United States Treasuary Note with a rate of 1.50% and a maturity date of 12/31/18, with a Principal Amount of $14,655,000 and a Market Value of $14,929,781)	$14,632,757	$14,632,757

Total Short-Term Investment (Cost $14,632,757)		14,632,757

Total Investments (Cost $618,933,583) (c)	100.1%	672,235,303
Other Assets, Less Liabilities	(0.1)	(765,704)
Net Assets	100.0%	$671,469,599

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2016, cost was $627,321,828 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$48,985,103
Gross unrealized depreciation	(4,071,628)

Net unrealized appreciation	$44,913,475

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$422,153,331	$—	$—	$422,153,331
Fixed Income Funds	235,449,215	—	—	235,449,215
Short-Term Investment
Repurchase Agreement	—	14,632,757	—	14,632,757

Total Investments in Securities	$657,602,546	$14,632,757	$—	$672,235,303

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $604,300,826)	$657,602,546
Repurchase agreement, at value (identified cost $14,632,757)	14,632,757
Cash	46,479
Receivables:
Fund shares sold	443,099
Dividends and interest	12
Other assets	36,380

Total assets	672,761,273

Liabilities
Payables:
Fund shares redeemed	842,143
NYLIFE Distributors (See Note 3)	231,356
Transfer agent (See Note 3)	149,567
Shareholder communication	38,844
Professional fees	19,296
Custodian	1,938
Trustees	1,920
Shareholder service (See Note 3)	6
Accrued expenses	6,604

Total liabilities	1,291,674

Net assets	$671,469,599

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$52,531
Additional paid-in capital	610,132,601

610,185,132
Undistributed net investment income	4,877,163
Accumulated net realized gain (loss) on investments	3,105,584
Net unrealized appreciation (depreciation) on investments	53,301,720

Net assets	$671,469,599

Class A
Net assets applicable to outstanding shares	$349,763,734

Shares of beneficial interest outstanding	27,266,583

Net asset value per share outstanding	$12.83
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price per share outstanding	$13.58

Investor Class
Net assets applicable to outstanding shares	$168,145,678

Shares of beneficial interest outstanding	13,122,236

Net asset value per share outstanding	$12.81
Maximum sales charge (5.50% of offering price)	0.75

Maximum offering price per share outstanding	$13.56

Class B
Net assets applicable to outstanding shares	$71,338,770

Shares of beneficial interest outstanding	5,651,019

Net asset value and offering price per share outstanding	$12.62

Class C
Net assets applicable to outstanding shares	$69,089,822

Shares of beneficial interest outstanding	5,474,729

Net asset value and offering price per share outstanding	$12.62

Class I
Net assets applicable to outstanding shares	$13,067,675

Shares of beneficial interest outstanding	1,011,567

Net asset value and offering price per share outstanding	$12.92

Class R3
Net assets applicable to outstanding shares	$63,920

Shares of beneficial interest outstanding	4,993

Net asset value and offering price per share outstanding	$12.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$13,044,626
Interest	3,686

Total income	13,048,312

Expenses
Distribution/Service—Class A (See Note 3)	866,301
Distribution/Service—Investor Class (See Note 3)	401,996
Distribution/Service—Class B (See Note 3)	742,149
Distribution/Service—Class C (See Note 3)	697,365
Distribution/Service—Class R3 (See Note 3)	186
Transfer agent (See Note 3)	860,706
Shareholder communication	112,748
Registration	105,386
Professional fees	72,858
Trustees	17,393
Custodian	10,514
Shareholder service (See Note 3)	37
Miscellaneous	23,028

Total expenses	3,910,667
Reimbursement from custodian (a)	(16,802)

Net expenses	3,893,865

Net investment income (loss)	9,154,447

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(12,778,640)
Realized capital gain distributions from affiliated investment companies	25,067,202

Net realized gain (loss) on investments and investments from affiliated investment companies	12,288,562

Net change in unrealized appreciation (depreciation) on investments	(15,540,932)

Net realized and unrealized gain (loss) on investments	(3,252,370)

Net increase (decrease) in net assets resulting from operations	$5,902,077

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,154,447	$9,729,117
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	12,288,562	23,583,911
Net change in unrealized appreciation (depreciation) on investments	(15,540,932)	(31,477,894)

Net increase (decrease) in net assets resulting from operations	5,902,077	1,835,134

Dividends and distributions to shareholders:
From net investment income:
Class A	(6,269,595)	(7,379,934)
Investor Class	(2,568,451)	(2,953,065)
Class B	(667,535)	(1,104,091)
Class C	(618,852)	(888,863)
Class I	(273,302)	(313,624)

	(10,397,735)	(12,639,577)

From net realized gain on investments:
Class A	(10,304,329)	(15,672,095)
Investor Class	(4,659,129)	(6,770,515)
Class B	(2,316,155)	(4,007,061)
Class C	(2,132,828)	(3,208,861)
Class I	(393,768)	(599,775)

	(19,806,209)	(30,258,307)

Total dividends and distributions to shareholders	(30,203,944)	(42,897,884)

Capital share transactions:
Net proceeds from sale of shares	96,277,564	130,821,433
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	29,803,380	42,261,785
Cost of shares redeemed	(107,998,477)	(107,927,674)

Increase (decrease) in net assets derived from capital share transactions	18,082,467	65,155,544

Net increase (decrease) in net assets	(6,219,400)	24,092,794

Net Assets
Beginning of year	677,688,999	653,596,205

End of year	$671,469,599	$677,688,999

Undistributed net investment income at end of year	$4,877,163	$4,470,508

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$13.32	$14.19	$13.90	$11.97	$11.06

Net investment income (loss) (a)	0.20	0.23	0.19	0.21	0.20
Net realized and unrealized gain (loss) on investments	(0.06)	(0.15)	0.82	2.00	0.93

Total from investment operations	0.14	0.08	1.01	2.21	1.13

Less dividends and distributions:
From net investment income	(0.24)	(0.30)	(0.31)	(0.28)	(0.22)
From net realized gain on investments	(0.39)	(0.65)	(0.41)	—	—

Total dividends and distributions	(0.63)	(0.95)	(0.72)	(0.28)	(0.22)

Net asset value at end of year	$12.83	$13.32	$14.19	$13.90	$11.97

Total investment return (b)	1.15%	0.59%	7.47%	18.88%	10.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%	1.67%	1.36%	1.62%	1.75%
Net expenses (c)	0.35%	0.35%	0.34%	0.35%	0.35%
Portfolio turnover rate	37%	39%	47%	49%	64%
Net assets at end of year (in 000’s)	$349,764	$353,841	$339,189	$288,920	$229,051

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$13.31	$14.17	$13.89	$11.96	$11.06

Net investment income (loss) (a)	0.18	0.21	0.17	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.08)	(0.14)	0.81	2.01	0.93

Total from investment operations	0.10	0.07	0.98	2.19	1.11

Less dividends and distributions:
From net investment income	(0.21)	(0.28)	(0.29)	(0.26)	(0.21)
From net realized gain on investments	(0.39)	(0.65)	(0.41)	—	—

Total dividends and distributions	(0.60)	(0.93)	(0.70)	(0.26)	(0.21)

Net asset value at end of year	$12.81	$13.31	$14.17	$13.89	$11.96

Total investment return (b)	0.90%	0.50%	7.22%	18.68%	10.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	1.52%	1.22%	1.42%	1.57%
Net expenses (c)	0.53%	0.52%	0.51%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.53%	0.52%	0.51%	0.53%	0.54%
Portfolio turnover rate	37%	39%	47%	49%	64%
Net assets at end of year (in 000’s)	$168,146	$158,390	$146,793	$128,403	$102,910

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$13.11	$13.97	$13.70	$11.81	$10.91

Net investment income (loss) (a)	0.09	0.11	0.07	0.09	0.10
Net realized and unrealized gain (loss) on investments	(0.08)	(0.14)	0.80	1.97	0.92

Total from investment operations	0.01	(0.03)	0.87	2.06	1.02

Less dividends and distributions:
From net investment income	(0.11)	(0.18)	(0.19)	(0.17)	(0.12)
From net realized gain on investments	(0.39)	(0.65)	(0.41)	—	—

Total dividends and distributions	(0.50)	(0.83)	(0.60)	(0.17)	(0.12)

Net asset value at end of year	$12.62	$13.11	$13.97	$13.70	$11.81

Total investment return (b)	0.17%	(0.27%)	6.48%	17.70%	9.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%	0.79%	0.49%	0.71%	0.84%
Net expenses (c)	1.28%	1.27%	1.26%	1.28%	1.28%
Expenses (before waiver/reimbursement) (c)	1.28%	1.27%	1.26%	1.28%	1.29%
Portfolio turnover rate	37%	39%	47%	49%	64%
Net assets at end of year (in 000’s)	$71,339	$80,474	$88,007	$88,451	$77,807

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$13.11	$13.97	$13.70	$11.81	$10.91

Net investment income (loss) (a)	0.09	0.10	0.06	0.09	0.09
Net realized and unrealized gain (loss) on investments	(0.08)	(0.13)	0.81	1.97	0.93

Total from investment operations	0.01	(0.03)	0.87	2.06	1.02

Less dividends and distributions:
From net investment income	(0.11)	(0.18)	(0.19)	(0.17)	(0.12)
From net realized gain on investments	(0.39)	(0.65)	(0.41)	—	—

Total dividends and distributions	(0.50)	(0.83)	(0.60)	(0.17)	(0.12)

Net asset value at end of year	$12.62	$13.11	$13.97	$13.70	$11.81

Total investment return (b)	0.17%	(0.27%)	6.48%	17.70%	9.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%	0.77%	0.45%	0.68%	0.83%
Net expenses (c)	1.28%	1.27%	1.26%	1.28%	1.28%
Expenses (before waiver/reimbursement) (c)	1.28%	1.27%	1.26%	1.28%	1.29%
Portfolio turnover rate	37%	39%	47%	49%	64%
Net assets at end of year (in 000’s)	$69,090	$71,281	$67,851	$55,464	$42,203

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$13.41	$14.28	$13.98	$12.04	$11.12

Net investment income (loss) (a)	0.24	0.26	0.20	0.25	0.23
Net realized and unrealized gain (loss) on investments	(0.07)	(0.14)	0.85	2.00	0.94

Total from investment operations	0.17	0.12	1.05	2.25	1.17

Less dividends and distributions:
From net investment income	(0.27)	(0.34)	(0.34)	(0.31)	(0.25)
From net realized gain on investments	(0.39)	(0.65)	(0.41)	—	—

Total dividends and distributions	(0.66)	(0.99)	(0.75)	(0.31)	(0.25)

Net asset value at end of year	$12.92	$13.41	$14.28	$13.98	$12.04

Total investment return (b)	1.41%	0.84%	7.74%	19.14%	10.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%	1.88%	1.42%	1.93%	1.99%
Net expenses (c)	0.10%	0.10%	0.09%	0.10%	0.10%
Portfolio turnover rate	37%	39%	47%	49%	64%
Net assets at end of year (in 000’s)	$13,068	$13,702	$11,757	$8,251	$12,631

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$11.77

Net investment income (loss) (a)	0.07
Net realized and unrealized gain (loss) on investments	0.96

Total from investment operations	1.03

Net asset value at end of period	$12.80

Total investment return (b)(c)	8.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85	%††
Net expenses (d)	0.70	%††
Portfolio turnover rate	37%
Net assets at end of period (in 000’s)	$64

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.36 0.15%	7.48 8.70%	4.42 5.02%	1.50 1.50%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.54 –0.04	7.29 8.52	4.31 4.90	1.68 1.68
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–5.55 –0.81	7.40 7.70	4.12 4.12	2.43 2.43
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.76 –0.81	7.70 7.70	4.12 4.12	2.43 2.43
Class I Shares	No Sales Charge		0.41	8.97	5.29	1.25
Class R3 Shares[4]	No Sales Charge		–0.19	8.33	4.65	1.85

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[5]	4.51%	13.57%	6.70%
MSCI EAFE® Index[6]	–3.23	4.99	1.22
Bloomberg Barclays U.S. Aggregate Bond Index[7]	4.37	2.90	4.64
Moderate Growth Allocation Composite Index[8]	3.01	9.91	5.57
Average Lipper Mixed–Asset Target Allocation Growth Fund[9]	2.13	7.88	4.63

5.	The “S&P 500®” Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The Average Lipper Mixed-Asset Target Allocation Growth Fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,028.10	$1.89	$1,023.30	$1.88

Investor Class Shares	$1,000.00	$1,026.60	$2.80	$1,022.40	$2.80

Class B Shares	$1,000.00	$1,023.20	$6.61	$1,018.60	$6.60

Class C Shares	$1,000.00	$1,023.20	$6.61	$1,018.60	$6.60

Class I Shares	$1,000.00	$1,029.30	$0.61	$1,024.50	$0.61

Class R3 Shares	$1,000.00	$1,026.60	$3.62	$1,021.60	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.55% for Investor Class, 1.30% for Class B and Class C, 0.12% for Class I and 0.71% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

37

Investment Objectives of Underlying Funds as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 0.15% for Class A shares, –0.04% for Investor Class shares, and –0.81% for Class B and Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 0.41% and Class R3 shares2 returned –0.19%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.23% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2016, all share classes underperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index3 and the 3.01% return of the Moderate Growth Allocation Composite Index.3 The Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Growth Allocation Composite Index are additional benchmarks of the Fund. All share classes underperformed the 2.13% return of the Average Lipper4 Mixed-Asset Target Allocation Growth Fund for the 12 months ended October 31, 2016. See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international stocks. With the exception of money-market instruments, the Fund’s exposure to fixed-income securities detracted slightly from relative performance because fixed-income securities on the whole tended to slightly underperform U.S. large-cap stocks.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Fund’s performance rela-

tive to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from performance, as a large percentage of the Fund’s Underlying Equity Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay Epoch Global Choice Fund and MainStay Emerging Markets Opportunities Fund.

The Fund’s relative performance also suffered from a decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred: U.S. Treasury yields fell, and stocks that offered high dividends outperformed those that did not by very wide margins. As a result, the Fund’s decision to hold only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks, detracted from relative performance.

Similarly, the Fund redirected assets away from interest-rate-sensitive Underlying Fixed-Income Funds and toward MainStay Absolute Return Multi-Strategy Fund, which is designed to generate returns independent of stock and bond market direction. While this Underlying Fund generated a small positive return, it was lower than the returns otherwise available in a rapidly rising bond market.

Asset class policy made a positive but relatively minor contribution to the Fund’s active return. (Contributions take weightings and total returns into account.) During the reporting period, many major asset classes saw generally similar return levels. A static bias toward one asset class or another typically produces little active return in such an environment. The Fund maintained a general bias toward stocks over bonds and toward stocks in international markets in particular prior to the U.K. vote to exit the European Union (“Brexit”). This strategy was reversed after the British referendum but detracted from performance. The resulting shortfall, however, was more than offset by a tilt toward value stocks over growth stocks, a preference for small-

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 35 for more information on Class R3 shares.
3.	See footnote on page 36 for more information on this index.
4.	See footnote on page 36 for more information on Lipper Inc.

39

capitalization companies over large-capitalization companies in the U.S. market, a bias toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads were especially wide. As a result, asset class policy added positively to relative performance, but on a scale that was unable to offset performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.5 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund maintained a modest “risk on” posture throughout the reporting period. Specifically, the Fund leaned toward equities. It also leaned toward speculative-grade debt at the expense of investment-grade bonds. We believed that the risks of recession were subdued in light of persistently strong data from the labor market, including multidecade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. Because we believed that the negative effects of a strong dollar had begun to subside, that energy and metals prices were on the rebound, and that revenues appeared to be poised for a gradual ascent, we believed that corporate earnings could improve in the quarters ahead, providing broad support for equity pricing. During the reporting period, corporate profits grew but at a rate that was relatively subdued.

The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. Before Brexit, the Fund weighted stocks in international markets somewhat more heavily than the Moderate Growth Allocation Composite Index, although this position was reversed following the U.K. referendum. At that time, holdings of emerging-market equities were increased and U.S. positions were firmly skewed toward smaller companies that are considered to be value stocks based on price multiples.

While U.S. Treasury yields remained at low levels, as they have for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff to be undesirable. In our opinion, investors are not being well rewarded for the risk they would bear if rates were to start moving markedly higher—a scenario we found plausible. For this reason, we steered the Fund somewhat away from long-duration, high-quality bonds, redirecting those assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as the Fund established new positions during the reporting. One was an investment in MainStay Absolute Return Multi-Strategy Fund, sourced in part from a reduction in the Fund’s position in MainStay Total Return Bond Fund. This shift was tied to our ongoing concern regarding the poor risk/return trade-off at the long end of the yield curve.6

The Fund also established new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter was promptly closed following the Brexit vote. With the U.S. economy stronger than that of most other developed nations and the potential for tighter monetary policy looming on the horizon, we acknowledged that further dollar strength was not out of the question. In our opinion, hedged vehicles could help the Fund mitigate the related risks. Those new investments were sourced from reductions in the Fund’s positions in MainStay International Opportunities Fund, MainStay ICAP International Fund, and MainStay International Equity Fund.

During the reporting period, the Fund increased its position in MainStay High Yield Corporate Bond Fund and reestablished a position in MainStay High Yield Opportunities Fund. Credit spreads widened substantially through the fall of 2015 and into the first part of winter 2016. In our opinion, however, fear was outpacing deteriorating fundamentals and the available spreads represented an attractive buying opportunity. Spreads later narrowed somewhat as asset flows returned, and junk bonds rallied.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to excess new supply and fears of waning demand from China. Our view was that capital-expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut, reestablish equilibrium, put a floor under pricing and enable materials and energy companies to see their businesses recover. For largely the same reason, the Fund increased its position in MainStay Emerging Markets Opportunities Fund during the reporting period.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

40	MainStay Moderate Growth Allocation Fund

Increased positions in MainStay Large Cap Growth Fund and MainStay Epoch Capital Growth Fund reflected a small rotation toward companies with prospects for faster growth. We believed that as bond yields began to rise, investors would focus less on capital distributions and more on capital reinvestment. In a slow-growth world, we believed that rapid and sustainable profit growth would be favored. These investments were partially sourced from reductions in the Fund’s position in MainStay ICAP Equity Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from MainStay Emerging Markets Opportunities Fund and MainStay S&P 500 Index Fund. The Underlying Equity Funds that posted the lowest total returns were MainStay Cushing MLP Premier Fund and MainStay Epoch Global Choice Fund.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?

The most substantial positive contributions to the Fund’s performance came from MainStay Emerging Markets Opportunities Fund and MainStay Epoch U.S. Small Cap Fund. Among the most substantial detractors from the Fund’s performance were Funds that invest in developed foreign markets: MainStay ICAP International Fund and MainStay International Opportunities Fund.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation and central bank efforts to provide greater monetary stimulus all contributed to a reduction in bond yields at the long end of the yield curve. Lower long-term yields and a slight rise in the yield on two-year notes caused the yield curve to flatten, which detracted from the performance of Underlying Fixed-Income Funds with a duration shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. Ten-year U.S. Treasury bonds bounced modestly since early July but remained near historic lows, while government bonds in some other Western nations continued to trade in negative territory. Meanwhile, credit spreads7 widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States might have been heading toward recession. Rebounding oil prices and improving data at home and abroad have helped alleviate some of those fears, allowing spreads to contract back to the levels of mid-2015. Underlying Fixed-Income Funds that invest in spread product generally perform poorly when spreads widen but perform well when spreads contract.

Which fixed-income market segments were strong performers and which segments were weak?

Riskier security types, including speculative-grade bonds and emerging-market debt had strong performance during the reporting period. Higher-quality bonds also finished the year in positive territory but provided lower total returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

MainStay Total Return Bond Fund was the most significant positive contributor to performance in the fixed-income portion of the Fund, followed by a position in MainStay Floating Rate Fund. No Underlying Fixed-Income Fund in which the Fund was invested for the entire reporting period generated negative performance. A position in the Fund’s cash sweep account had a minimal impact on the Fund’s performance, and the contribution from a new position in the IQ Enhanced Core Plus Bond U.S. ETF was small.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments October 31, 2016

	Shares	Value
Affiliated Investment Companies 97.4%†
Equity Funds 79.8%
IQ 50 Percent Hedged FTSE International ETF (a)	494,903	$8,899,643
IQ Global Resources ETF	293,348	7,624,115
MainStay Absolute Return Multi-Strategy Fund Class I (a)	1,458,959	14,589,586
MainStay Cushing MLP Premier Fund Class I	339,139	4,714,033
MainStay Cushing Renaissance Advantage Fund Class I (a)	2,139,672	39,755,102
MainStay Emerging Markets Opportunities Fund Class I (a)	3,512,370	30,803,482
MainStay Epoch Capital Growth Fund Class I (a)(b)	479,488	4,847,619
MainStay Epoch Global Choice Fund Class I (a)	811,607	14,162,545
MainStay Epoch U.S. All Cap Fund Class I	627,155	16,036,344
MainStay Epoch U.S. Equity Yield Fund Class I (a)	292,573	4,198,423
MainStay Epoch U.S. Small Cap Fund Class I (a)	2,816,215	76,347,586
MainStay ICAP Equity Fund Class I	662,868	27,409,579
MainStay ICAP International Fund Class I	983,700	29,963,488
MainStay International Equity Fund Class I (a)	705,320	9,585,302
MainStay International Opportunities Fund Class I (a)	3,431,356	27,862,611
MainStay Large Cap Growth Fund Class I	5,148,175	49,679,891
MainStay MAP Fund Class I (a)	1,881,933	69,480,967
MainStay S&P 500 Index Fund Class I	173,949	8,370,439
MainStay U.S. Equity Opportunities Fund Class I (a)	9,089,939	78,991,574

Total Equity Funds (Cost $448,496,878)		523,322,329

Fixed Income Funds 17.6%
IQ Enhanced Core Plus Bond U.S. ETF (a)	705,066	14,221,181
MainStay Floating Rate Fund Class I	2,939,207	27,305,230
MainStay High Yield Corporate Bond Fund Class I	3,905,061	22,454,098
MainStay High Yield Opportunities Fund Class I	261,427	2,768,510
MainStay Short Duration High Yield Fund Class I	1,561,592	15,459,764
MainStay Total Return Bond Fund Class I	1,377,537	14,684,550
MainStay Unconstrained Bond Fund Class I	2,060,563	18,174,166

Total Fixed Income Funds (Cost $112,095,445)		115,067,499

Total Affiliated Investment Companies (Cost $560,592,323)		638,389,828

	Principal Amount	Value
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $17,856,647 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 9/30/19, with a Principal Amount of $18,195,000 and a Market Value of $18,217,744)	$17,856,632	$17,856,632

Total Short-Term Investment (Cost $17,856,632)		17,856,632

Total Investments (Cost $578,448,955) (c)	100.1%	656,246,460
Other Assets, Less Liabilities	(0.1)	(777,395)
Net Assets	100.0%	$655,469,065

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2016, cost was $588,499,118 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$74,183,798
Gross unrealized depreciation	(6,436,456)

Net unrealized appreciation	$67,747,342

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$523,322,329	$—	$—	$523,322,329
Fixed Income Funds	115,067,499	—	—	115,067,499
Short-Term Investment
Repurchase Agreement	—	17,856,632	—	17,856,632

Total Investments in Securities	$638,389,828	$17,856,632	$—	$656,246,460

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $560,592,323)	$638,389,828
Repurchase agreement, at value (identified cost $17,856,632)	17,856,632
Cash	19,467
Receivables:
Fund shares sold	372,424
Dividends and interest	15
Other assets	33,757

Total assets	656,672,123

Liabilities
Payables:
Fund shares redeemed	721,700
NYLIFE Distributors (See Note 3)	223,914
Transfer agent (See Note 3)	182,486
Shareholder communication	38,239
Professional fees	19,164
Shareholder service (See Note 3)	7,125
Trustees	1,872
Custodian	1,821
Accrued expenses	6,737

Total liabilities	1,203,058

Net assets	$655,469,065

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$47,344
Additional paid-in capital	570,429,772

570,477,116
Undistributed net investment income	2,326,913
Accumulated net realized gain (loss) on investments	4,867,531
Net unrealized appreciation (depreciation) on investments	77,797,505

Net assets	$655,469,065

Class A
Net assets applicable to outstanding shares	$296,060,171

Shares of beneficial interest outstanding	21,296,307

Net asset value per share outstanding	$13.90
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.71

Investor Class
Net assets applicable to outstanding shares	$221,041,132

Shares of beneficial interest outstanding	15,925,822

Net asset value per share outstanding	$13.88
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price per share outstanding	$14.69

Class B
Net assets applicable to outstanding shares	$80,344,460

Shares of beneficial interest outstanding	5,885,555

Net asset value and offering price per share outstanding	$13.65

Class C
Net assets applicable to outstanding shares	$51,005,249

Shares of beneficial interest outstanding	3,737,303

Net asset value and offering price per share outstanding	$13.65

Class I
Net assets applicable to outstanding shares	$6,975,509

Shares of beneficial interest outstanding	496,420

Net asset value and offering price per share outstanding	$14.05

Class R3
Net assets applicable to outstanding shares	$42,544

Shares of beneficial interest outstanding	3,068

Net asset value and offering price per share outstanding	$13.87

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,664,859
Interest	3,730

Total income	10,668,589

Expenses
Distribution/Service—Class A (See Note 3)	732,659
Distribution/Service—Investor Class (See Note 3)	525,252
Distribution/Service—Class B (See Note 3)	839,435
Distribution/Service—Class C (See Note 3)	517,083
Distribution/Service—Class R3 (See Note 3)	120
Transfer agent (See Note 3)	1,049,313
Shareholder communication	116,175
Registration	100,390
Professional fees	72,065
Trustees	16,950
Custodian	10,102
Shareholder service (See Note 3)	24
Miscellaneous	22,669

Total expenses before waiver/reimbursement	4,002,237
Expense waiver/reimbursement from Manager (See Note 3)	(3,059)
Reimbursement from custodian (a)	(16,641)

Net expenses	3,982,537

Net investment income (loss)	6,686,052

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(14,214,315)
Realized capital gain distributions from affiliated investment companies	29,200,277

Net realized gain (loss) on investments and investments from affiliated investment companies	14,985,962

Net change in unrealized appreciation (depreciation) on investments	(21,945,800)

Net realized and unrealized gain (loss) on investments	(6,959,838)

Net increase (decrease) in net assets resulting from operations	$(273,786)

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,686,052	$6,937,633
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	14,985,962	30,563,072
Net change in unrealized appreciation (depreciation) on investments	(21,945,800)	(34,414,664)

Net increase (decrease) in net assets resulting from operations	(273,786)	3,086,041

Dividends and distributions to shareholders:
From net investment income:
Class A	(4,186,209)	(5,212,552)
Investor Class	(2,555,460)	(3,209,079)
Class B	(398,730)	(938,450)
Class C	(237,292)	(457,341)
Class I	(121,917)	(182,559)

	(7,499,608)	(9,999,981)

From net realized gain on investments:
Class A	(11,275,940)	(12,359,123)
Investor Class	(7,881,564)	(8,376,946)
Class B	(3,420,579)	(4,501,731)
Class C	(2,025,563)	(2,188,114)
Class I	(278,543)	(382,429)

	(24,882,189)	(27,808,343)

Total dividends and distributions to shareholders	(32,381,797)	(37,808,324)

Capital share transactions:
Net proceeds from sale of shares	90,133,564	123,225,642
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	32,159,035	37,549,406
Cost of shares redeemed	(96,662,241)	(101,795,984)

Increase (decrease) in net assets derived from capital share transactions	25,630,358	58,979,064

Net increase (decrease) in net assets	(7,025,225)	24,256,781

Net Assets
Beginning of year	662,494,290	638,237,509

End of year	$655,469,065	$662,494,290

Undistributed net investment income at end of year	$2,326,913	$1,384,100

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$14.65	$15.47	$14.54	$11.80	$10.82

Net investment income (loss) (a)	0.18	0.19	0.11	0.14	0.13
Net realized and unrealized gain (loss) on investments	(0.18)	(0.07)	1.11	2.82	0.98

Total from investment operations	—	0.12	1.22	2.96	1.11

Less dividends and distributions:
From net investment income	(0.20)	(0.28)	(0.29)	(0.22)	(0.13)
From net realized gain on investments	(0.55)	(0.66)	—	—	—

Total dividends and distributions	(0.75)	(0.94)	(0.29)	(0.22)	(0.13)

Net asset value at end of year	$13.90	$14.65	$15.47	$14.54	$11.80

Total investment return (b)	0.15%	0.81%	8.48%	25.50%	10.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	1.30%	0.74%	1.09%	1.16%
Net expenses (c)	0.36%	0.36%	0.35%	0.37%	0.37%
Portfolio turnover rate	32%	36%	45%	47%	62%
Net assets at end of year (in 000’s)	$296,060	$301,459	$283,404	$233,003	$174,089

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$14.63	$15.45	$14.52	$11.79	$10.81

Net investment income (loss) (a)	0.15	0.17	0.09	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.17)	(0.08)	1.11	2.81	0.99

Total from investment operations	(0.02)	0.09	1.20	2.93	1.10

Less dividends and distributions:
From net investment income	(0.18)	(0.25)	(0.27)	(0.20)	(0.12)
From net realized gain on investments	(0.55)	(0.66)	—	—	—

Total dividends and distributions	(0.73)	(0.91)	(0.27)	(0.20)	(0.12)

Net asset value at end of year	$13.88	$14.63	$15.45	$14.52	$11.79

Total investment return (b)	(0.04%)	0.64%	8.31%	25.22%	10.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	1.13%	0.61%	0.91%	1.00%
Net expenses (c)	0.55%	0.54%	0.52%	0.55%	0.53%
Expenses (before waiver/reimbursement) (c)	0.55%	0.54%	0.52%	0.55%	0.57%
Portfolio turnover rate	32%	36%	45%	47%	62%
Net assets at end of year (in 000’s)	$221,041	$207,598	$192,129	$168,045	$133,413

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$14.39	$15.20	$14.30	$11.61	$10.64

Net investment income (loss) (a)	0.05	0.06	(0.02)	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.18)	(0.07)	1.09	2.78	0.98

Total from investment operations	(0.13)	(0.01)	1.07	2.80	1.01

Less dividends and distributions:
From net investment income	(0.06)	(0.14)	(0.17)	(0.11)	(0.04)
From net realized gain on investments	(0.55)	(0.66)	—	—	—

Total dividends and distributions	(0.61)	(0.80)	(0.17)	(0.11)	(0.04)

Net asset value at end of year	$13.65	$14.39	$15.20	$14.30	$11.61

Total investment return (b)	(0.81%)	(0.08%)	7.49%	24.33%	9.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	0.43%	(0.12%)	0.19%	0.27%
Net expenses (c)	1.30%	1.29%	1.27%	1.30%	1.28%
Expenses (before waiver/reimbursement) (c)	1.30%	1.29%	1.27%	1.30%	1.32%
Portfolio turnover rate	32%	36%	45%	47%	62%
Net assets at end of year (in 000’s)	$80,344	$93,000	$105,839	$108,524	$92,620

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$14.38	$15.20	$14.30	$11.61	$10.64

Net investment income (loss) (a)	0.05	0.05	(0.03)	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.17)	(0.07)	1.10	2.78	0.98

Total from investment operations	(0.12)	(0.02)	1.07	2.80	1.01

Less dividends and distributions:
From net investment income	(0.06)	(0.14)	(0.17)	(0.11)	(0.04)
From net realized gain on investments	(0.55)	(0.66)	—	—	—

Total dividends and distributions	(0.61)	(0.80)	(0.17)	(0.11)	(0.04)

Net asset value at end of year	$13.65	$14.38	$15.20	$14.30	$11.61

Total investment return (b)	(0.81%)	(0.08%)	7.50%	24.33%	9.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.37%	(0.17%)	0.15%	0.25%
Net expenses (c)	1.30%	1.29%	1.27%	1.30%	1.28%
Expenses (before waiver/reimbursement) (c)	1.30%	1.29%	1.27%	1.30%	1.32%
Portfolio turnover rate	32%	36%	45%	47%	62%
Net assets at end of year (in 000’s)	$51,005	$52,870	$49,817	$39,329	$28,725

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$14.80	$15.62	$14.67	$11.91	$10.91

Net investment income (loss) (a)	0.21	0.22	0.12	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.17)	(0.06)	1.15	2.85	1.00

Total from investment operations	0.04	0.16	1.27	3.01	1.16

Less dividends and distributions:
From net investment income	(0.24)	(0.32)	(0.32)	(0.25)	(0.16)
From net realized gain on investments	(0.55)	(0.66)	—	—	—

Total dividends and distributions	(0.79)	(0.98)	(0.32)	(0.25)	(0.16)

Net asset value at end of year	$14.05	$14.80	$15.62	$14.67	$11.91

Total investment return (b)	0.41%	1.05%	8.78%	25.74%	10.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	1.47%	0.82%	1.24%	1.42%
Net expenses (c)	0.11%	0.11%	0.10%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.12%	0.11%	0.10%	0.12%	0.12%
Portfolio turnover rate	32%	36%	45%	47%	62%
Net assets at end of year (in 000’s)	$6,976	$7,568	$7,048	$2,114	$1,321

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$12.58

Net investment income (loss) (a)	0.04
Net realized and unrealized gain (loss) on investments	1.25

Total from investment operations	1.29

Net asset value at end of period	$13.87

Total investment return (b)(c)	10.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39	%††
Net expenses (d)	0.71	%††
Portfolio turnover rate	32%
Net assets at end of period (in 000’s)	$43

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.51 –1.07%	8.12 9.35%	3.87 4.46%	1.68 1.68%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–6.66 –1.23	7.97 9.20	3.78 4.37	1.83 1.83
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–6.56 –1.88	8.10 8.39	3.60 3.60	2.58 2.58
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–2.95 –2.02	8.38 8.38	3.59 3.59	2.58 2.58
Class I Shares	No Sales Charge		–0.79	9.67	4.74	1.43
Class R3 Shares[4]	No Sales Charge		–1.39	8.98	4.10	2.03

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class A shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[5]	4.51%	13.57%	6.70%
MSCI EAFE® Index[6]	–3.23	4.99	1.22
Growth Allocation Composite Index[7]	2.56	11.56	5.50
Average Lipper Mixed-Asset Target Allocation Aggressive Growth Fund[8]	1.43	8.61	3.87

5.	The “S&P 500®” Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Average Lipper Mixed-Asset Target Allocation Aggressive Growth Fund is representative of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,026.40	$2.09	$1,023.10	$2.09

Investor Class Shares	$1,000.00	$1,025.80	$2.80	$1,022.40	$2.80

Class B Shares	$1,000.00	$1,022.70	$6.61	$1,018.60	$6.60

Class C Shares	$1,000.00	$1,021.90	$6.61	$1,018.60	$6.60

Class I Shares	$1,000.00	$1,028.20	$0.82	$1,024.30	$0.81

Class R3 Shares	$1,000.00	$1,025.00	$3.82	$1,021.40	$3.81

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.41% for Class A, 0.55% for Investor Class, 1.30% for Class B and Class C, 0.16% for Class I and 0.75% Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

52	MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 56 for specific holdings within these categories.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Growth Allocation Fund returned –1.07% for Class A shares, –1.23% for Investor Class shares, –1.88% for Class B shares and –2.02% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned –0.79% and Class R3 shares2 returned –1.39%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.51% return of the S&P 500® Index,3 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the –3.23% return of the MSCI EAFE® Index,3 which is the secondary benchmark of the Fund. For the 12 months ended October 31, 2016, all share classes underperformed the 2.56% return of the Growth Allocation Composite Index.3 The Growth Allocation Composite Index is an additional benchmark of the Fund. All share classes underperformed the 1.43% return of the Average Lipper4 Mixed-Asset Target Allocation Aggressive Growth Fund for the 12 months ended October 31, 2016. See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s exposure to international stocks—accounted for many of the challenges the Fund experienced in terms of relative performance because during the reporting period, U.S. large-cap stocks generally outperformed international stocks.

The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Fund’s performance relative to this Index during the reporting period was the performance of the Underlying Funds, several of which detracted significantly from performance, as a large percentage of the Fund’s Underlying Fund positions struggled with performance difficulties. Noteworthy detractors included Fund positions in MainStay U.S. Equity Opportunities Fund, MainStay ICAP Equity Fund, MainStay Large Cap Growth Fund, MainStay Epoch U.S. All Cap Fund, MainStay

Epoch Global Choice Fund and MainStay Emerging Markets Opportunities Fund.

The Fund’s relative performance also suffered from a decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen during the reporting period. In fact, just the opposite occurred: U.S. Treasury yields fell, and stocks that offered high dividends outperformed those that did not by very wide margins. As a result, the Fund’s decision to hold only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks, detracted from relative performance.

Asset class policy made a positive but relatively minor contribution to the Fund’s active return. (Contributions take weightings and total returns into account.) During the reporting period, many major asset classes saw generally similar return levels. The Fund maintained a general bias toward international stocks over those in the United States prior to the U.K. vote to exit the European Union (“Brexit”). This strategy was reversed after the British referendum but detracted from performance. The resulting shortfall, however, was more than offset by a tilt toward value stocks over growth stocks, a preference for small-capitalization companies over large-capitalization companies in the U.S. market and a bias toward emerging-market stocks in the international portion of the Fund. As a result, asset class policy added positively to relative performance, but on a scale that was unable to offset performance difficulties at the Underlying Fund level.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 50 for more information on Class R3 shares.
3.	See footnote on page 51 for more information on this index.
4.	See footnote on page 51 for more information on Lipper Inc.

54	MainStay Growth Allocation Fund

asset class exposures include attractively valued market segments that enjoy strong momentum.

The Fund favored market segments that we believed would enjoy higher earnings growth rates and that would offer relatively attractive valuations. Before Brexit, the Fund weighted stocks in international markets somewhat more heavily than the Growth Allocation Composite Index, although this position was reversed following the U.K. referendum. At that time, holdings of emerging-market equities were increased and U.S. positions were firmly skewed toward smaller companies that are considered to be value stocks based on price multiples.

How did the Fund’s allocations change over the course of the reporting period?

There were a number of allocation changes as the Fund established new positions during the reporting period. Among these were new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter was promptly closed following the Brexit vote. With the U.S. economy stronger than that of most other developed nations and the potential for tighter monetary policy looming on the horizon, we acknowledged the potential for further dollar strength. In our opinion, hedged vehicles could help the Fund mitigate the related risks. Those new investments were sourced from reductions in the Fund’s positions in MainStay International Opportunities Fund, MainStay ICAP International Fund, and MainStay International Equity Fund.

The Fund also initiated a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to excess new supply and fears of waning demand from China. Our view was that capital-expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut, reestablish equilibrium, put a floor under pricing and enable materials and energy companies to see their businesses recover. For largely the same reason, the Fund increased its position in MainStay Emerging Markets Opportunities Fund during the reporting period.

Increased positions in MainStay Large Cap Growth Fund and MainStay Epoch Capital Growth Fund reflected a small rotation toward companies with prospects for faster growth. We believed that as bond yields began to rise, investors would focus less on capital distributions and more on capital reinvestment. In a slow-growth world, we believed that rapid and sustainable profit growth would be favored. These investments were partially sourced from reductions in the Fund’s position in MainStay ICAP Equity Fund.

During the reporting period, which Underlying Funds had the highest total returns and which Underlying Funds had the lowest total returns?

Of the Underlying Funds held for the entire reporting period, the highest total returns came from MainStay Emerging Markets Opportunities Fund and MainStay S&P 500 Index Fund. The Underlying Funds that posted the lowest total returns were MainStay Cushing MLP Premier Fund and MainStay Epoch Global Choice Fund.

Which Underlying Funds were the strongest contributors to the Fund’s performance and which Underlying Funds were weak?

The most substantial positive contributions to the Fund’s performance came from MainStay Emerging Markets Opportunities Fund and MainStay Epoch U.S. Small Cap Fund. Among the most substantial detractors from the Fund’s performance were Funds that invest in developed foreign markets: MainStay ICAP International Fund and MainStay International Opportunities Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

55

Portfolio of Investments October 31, 2016

	Shares	Value

Affiliated Investment Companies 98.0%†
Equity Funds 98.0%
IQ 50 Percent Hedged FTSE International ETF	250,950	$4,512,733
IQ Global Resources ETF	185,684	4,825,927
MainStay Absolute Return Multi-Strategy Fund Class I	71,949	719,490
MainStay Cushing MLP Premier Fund Class I	155,942	2,167,597
MainStay Cushing Renaissance Advantage Fund Class I	1,366,824	25,395,591
MainStay Emerging Markets Opportunities Fund Class I (a)	2,415,494	21,183,883
MainStay Epoch Capital Growth Fund Class I (b)	238,130	2,407,492
MainStay Epoch Global Choice Fund Class I	407,344	7,108,158
MainStay Epoch U.S. All Cap Fund Class I	405,142	10,359,492
MainStay Epoch U.S. Equity Yield Fund Class I	183,470	2,632,789
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,782,509	48,323,831
MainStay ICAP Equity Fund Class I	449,868	18,602,021
MainStay ICAP International Fund Class I	634,226	19,318,531
MainStay International Equity Fund Class I	458,092	6,225,468
MainStay International Opportunities Fund Class I	2,264,328	18,386,343
MainStay Large Cap Growth Fund Class I	3,141,179	30,312,373
MainStay MAP Fund Class I (a)	1,182,286	43,649,995
MainStay S&P 500 Index Fund Class I	106,891	5,143,603
MainStay U.S. Equity Opportunities Fund Class I (a)	5,631,533	48,938,023

Total Equity Funds (Cost $273,984,357)		320,213,340

Total Affiliated Investment Companies (Cost $273,984,357)		320,213,340

	Principal Amount	Value

Short-Term Investment 2.1%
Repurchase Agreement 2.1%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $6,898,833 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.625% and a maturity date of 12/27/18, with a Principal Amount of $6,925,000 and a Market Value of $7,037,531)	$6,898,828	$6,898,828

Total Short-Term Investment (Cost $6,898,828)		6,898,828

Total Investments (Cost $280,883,185) (c)	100.1%	327,112,168
Other Assets, Less Liabilities	(0.1)	(352,514)
Net Assets	100.0%	$326,759,654

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2016, cost was $288,272,256 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$41,887,584
Gross unrealized depreciation	(3,047,672)

Net unrealized appreciation	$38,839,912

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$320,213,340	$—	$—	$320,213,340
Short-Term Investment
Repurchase Agreement	—	6,898,828	—	6,898,828

Total Investments in Securities	$320,213,340	$6,898,828	$—	$327,112,168

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $273,984,357)	$320,213,340
Repurchase agreement, at value (identified cost $6,898,828)	6,898,828
Receivables:
Fund shares sold	308,078
Manager (See Note 3)	7,227
Dividends and interest	6
Other assets	32,113

Total assets	327,459,592

Liabilities
Due to custodian	45,898
Payables:
Fund shares redeemed	385,574
NYLIFE Distributors (See Note 3)	114,407
Transfer agent (See Note 3)	109,782
Shareholder communication	20,885
Professional fees	15,741
Custodian	1,679
Trustees	936
Accrued expenses	5,036

Total liabilities	699,938

Net assets	$326,759,654

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,894
Additional paid-in capital	278,103,541

278,126,435
Distributions in excess of net investment income	(44,848)
Accumulated net realized gain (loss) on investments	2,449,084
Net unrealized appreciation (depreciation) on investments	46,228,983

Net assets	$326,759,654

Class A
Net assets applicable to outstanding shares	$128,722,666

Shares of beneficial interest outstanding	8,958,663

Net asset value per share outstanding	$14.37
Maximum sales charge (5.50% of offering price)	0.84

Maximum offering price per share outstanding	$15.21

Investor Class
Net assets applicable to outstanding shares	$123,415,442

Shares of beneficial interest outstanding	8,605,207

Net asset value per share outstanding	$14.34
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share outstanding	$15.17

Class B
Net assets applicable to outstanding shares	$45,732,607

Shares of beneficial interest outstanding	3,276,995

Net asset value and offering price per share outstanding	$13.96

Class C
Net assets applicable to outstanding shares	$24,267,812

Shares of beneficial interest outstanding	1,736,566

Net asset value and offering price per share outstanding	$13.97

Class I
Net assets applicable to outstanding shares	$4,593,431

Shares of beneficial interest outstanding	314,896

Net asset value and offering price per share outstanding	$14.59

Class R3
Net assets applicable to outstanding shares	$27,696

Shares of beneficial interest outstanding	1,932

Net asset value and offering price per share outstanding	$14.34

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,653,345
Interest	742

Total income	3,654,087

Expenses
Distribution/Service—Class A (See Note 3)	319,000
Distribution/Service—Investor Class (See Note 3)	296,994
Distribution/Service—Class B (See Note 3)	478,029
Distribution/Service—Class C (See Note 3)	248,678
Distribution/Service—Class R3 (See Note 3)	91
Transfer agent (See Note 3)	628,824
Registration	89,895
Shareholder communication	65,788
Professional fees	57,646
Custodian	11,010
Trustees	8,483
Shareholder service (See Note 3)	18
Miscellaneous	15,122

Total expenses before waiver/reimbursement	2,219,578
Expense waiver/reimbursement from Manager (See Note 3)	(90,698)
Reimbursement from custodian (a)	(14,126)

Net expenses	2,114,754

Net investment income (loss)	1,539,333

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(8,591,596)
Realized capital gain distributions from affiliated investment companies	18,106,254

Net realized gain (loss) on investments and investments from affiliated investment companies	9,514,658

Net change in unrealized appreciation (depreciation) on investments	(15,299,554)

Net realized and unrealized gain (loss) on	(5,784,896)

Net increase (decrease) in net assets resulting from operations	$(4,245,563)

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,539,333	$2,125,632
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	9,514,658	18,367,716
Net change in unrealized appreciation (depreciation) on investments	(15,299,554)	(20,364,119)

Net increase (decrease) in net assets resulting from operations	(4,245,563)	129,229

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,302,485)	(2,090,152)
Investor Class	(994,017)	(1,644,320)
Class B	(37,128)	(430,912)
Class C	(18,038)	(172,392)
Class I	(48,312)	(61,391)

	(2,399,980)	(4,399,167)

From net realized gain on investments:
Class A	(5,737,694)	(3,665,157)
Investor Class	(5,166,126)	(3,204,729)
Class B	(2,288,191)	(1,697,749)
Class C	(1,163,616)	(678,971)
Class I	(175,846)	(93,804)

	(14,531,473)	(9,340,410)

Total dividends and distributions to shareholders	(16,931,453)	(13,739,577)

Capital share transactions:
Net proceeds from sale of shares	51,168,012	62,054,952
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	16,741,908	13,597,289
Cost of shares redeemed	(55,501,345)	(52,592,293)

Increase (decrease) in net assets derived from capital share transactions	12,408,575	23,059,948

Net increase (decrease) in net assets	(8,768,441)	9,449,600

Net Assets
Beginning of year	335,528,095	326,078,495

End of year	$326,759,654	$335,528,095

Distributions in excess of net investment income at end of year	$(44,848)	$(286,447)

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$15.36	$16.01	$14.86	$11.55	$10.50

Net investment income (loss) (a)	0.10	0.14	0.04	0.07	0.05
Net realized and unrealized gain (loss) on investments	(0.28)	(0.08)	1.36	3.38	1.04

Total from investment operations	(0.18)	0.06	1.40	3.45	1.09

Less dividends and distributions:
From net investment income	(0.15)	(0.26)	(0.25)	(0.14)	(0.04)
From net realized gain on investments	(0.66)	(0.45)	—	—	—

Total dividends and distributions	(0.81)	(0.71)	(0.25)	(0.14)	(0.04)

Net asset value at end of year	$14.37	$15.36	$16.01	$14.86	$11.55

Total investment return (b)	(1.07%)	0.36%	9.53%	30.22%	10.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%	0.89%	0.24%	0.54%	0.44%
Net expenses (c)	0.41%	0.40%	0.39%	0.41%	0.42%
Portfolio turnover rate	25%	32%	37%	33%	47%
Net assets at end of year (in 000’s)	$128,723	$133,089	$127,986	$105,462	$77,775

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$15.33	$15.98	$14.84	$11.54	$10.49

Net investment income (loss) (a)	0.08	0.12	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.28)	(0.09)	1.35	3.38	1.04

Total from investment operations	(0.20)	0.03	1.37	3.43	1.08

Less dividends and distributions:
From net investment income	(0.13)	(0.23)	(0.23)	(0.13)	(0.03)
From net realized gain on investments	(0.66)	(0.45)	—	—	—

Total dividends and distributions	(0.79)	(0.68)	(0.23)	(0.13)	(0.03)

Net asset value at end of year	$14.34	$15.33	$15.98	$14.84	$11.54

Total investment return (b)	(1.23%)	0.19%	9.33%	30.01%	10.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%	0.75%	0.12%	0.40%	0.35%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.53%
Expenses (before waiver/reimbursement) (c)	0.60%	0.57%	0.56%	0.60%	0.63%
Portfolio turnover rate	25%	32%	37%	33%	47%
Net assets at end of year (in 000’s)	$123,415	$119,362	$112,122	$98,827	$76,323

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014	2013	2012
Net asset value at beginning of year	$14.92	$15.57	$14.47	$11.25	$10.27

Net investment income (loss) (a)	(0.02)	0.01	(0.09)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.27)	(0.10)	1.32	3.30	1.02

Total from investment operations	(0.29)	(0.09)	1.23	3.26	0.98

Less dividends and distributions:
From net investment income	(0.01)	(0.11)	(0.13)	(0.04)	—
From net realized gain on investments	(0.66)	(0.45)	—	—	—

Total dividends and distributions	(0.67)	(0.56)	(0.13)	(0.04)	—

Net asset value at end of year	$13.96	$14.92	$15.57	$14.47	$11.25

Total investment return (b)	(1.88%)	(0.57%)	8.55%	29.10%	9.54	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.13%)	0.05%	(0.61%)	(0.32%)	(0.38%)
Net expenses (d)	1.30%	1.30%	1.30%	1.30%	1.28%
Expenses (before waiver/reimbursement) (d)	1.35%	1.32%	1.31%	1.35%	1.38%
Portfolio turnover rate	25%	32%	37%	33%	47%
Net assets at end of year (in 000’s)	$45,733	$53,265	$59,583	$60,627	$49,650

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$14.94	$15.59	$14.49	$11.27	$10.29

Net investment income (loss) (a)	(0.02)	(0.01)	(0.10)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.28)	(0.08)	1.33	3.31	1.03

Total from investment operations	(0.30)	(0.09)	1.23	3.26	0.98

Less dividends and distributions:
From net investment income	(0.01)	(0.11)	(0.13)	(0.04)	—
From net realized gain on investments	(0.66)	(0.45)	—	—	—

Total dividends and distributions	(0.67)	(0.56)	(0.13)	(0.04)	—

Net asset value at end of year	$13.97	$14.94	$15.59	$14.49	$11.27

Total investment return (b)	(2.02%)	(0.51%)	8.54%	29.04%	9.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16%)	(0.04%)	(0.66%)	(0.37%)	(0.42%)
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.28%
Expenses (before waiver/reimbursement) (c)	1.35%	1.32%	1.31%	1.35%	1.38%
Portfolio turnover rate	25%	32%	37%	33%	47%
Net assets at end of year (in 000’s)	$24,268	$25,841	$22,767	$19,043	$13,557

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$15.58	$16.23	$15.05	$11.69	$10.62

Net investment income (loss) (a)	0.13	0.18	0.08	0.10	0.07
Net realized and unrealized gain (loss) on investments	(0.27)	(0.08)	1.39	3.43	1.07

Total from investment operations	(0.14)	0.10	1.47	3.53	1.14

Less dividends and distributions:
From net investment income	(0.19)	(0.30)	(0.29)	(0.17)	(0.07)
From net realized gain on investments	(0.66)	(0.45)	—	—	—

Total dividends and distributions	(0.85)	(0.75)	(0.29)	(0.17)	(0.07)

Net asset value at end of year	$14.59	$15.58	$16.23	$15.05	$11.69

Total investment return (b)	(0.79%)	0.60%	9.84%	30.49%	10.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%	1.11%	0.52%	0.75%	0.63%
Net expenses (c)	0.16%	0.15%	0.14%	0.16%	0.17%
Portfolio turnover rate	25%	32%	37%	33%	47%
Net assets at end of year (in 000’s)	$4,593	$3,970	$3,621	$2,665	$1,820

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of year	$12.94

Net investment income (loss) (a)	(0.03)
Net realized and unrealized gain (loss) on investments	1.43

Total from investment operations	1.40

Net asset value at end of year	$14.34

Total investment return (b)(c)	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29	%)††
Net expenses (d)	0.75	% ††
Expenses (before reimbursement/waiver) (d)	0.76	% ††
Portfolio turnover rate	25%
Net assets at end of year (in 000’s)	$28

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a “diversified fund”, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Allocation Funds each currently offer six classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other mutual funds and exchange-traded funds (“ETFs”), for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates serve as Manager (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Allocation Fund.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all

64	MainStay Asset Allocation Funds

relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of each Allocation Fund’s assets and liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can

65

Notes to Financial Statements (continued)

be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. Shares of the Underlying Funds are subject to management fees and other fees that may increase their costs versus the cost of owning the underlying securities directly. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements to earn income. The Allocation Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the seller secured by the securities transferred to the respective Allocation Fund.

When the Allocation Funds enter into repurchase agreements, the Allocation Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Allocation Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.   New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Class A	Investor Class	Class B	Class C	Class I	Class R3
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.85%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85

These agreements will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2016, New York Life Investments waived fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$—
MainStay Moderate Allocation Fund	—
MainStay Moderate Growth Allocation Fund	3,059
MainStay Growth Allocation Fund	90,698

66	MainStay Asset Allocation Funds

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2016, the Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Conservative Allocation Fund
Class A	$98,447
Investor Class	71,258

MainStay Moderate Allocation Fund
Class A	$109,870
Investor Class	173,359

MainStay Moderate Growth Allocation Fund
Class A	$100,018
Investor Class	242,139

MainStay Growth Allocation Fund
Class A	$42,610
Investor Class	138,426

During the year ended October 31, 2016, the Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay Conservative Allocation Fund
Class A	$63
Investor Class	74
Class B	81,565
Class C	20,197

MainStay Moderate Allocation Fund
Class A	$6,976
Investor Class	178
Class B	132,158
Class C	11,740

MainStay Moderate Growth Allocation Fund
Class A	$410
Class B	159,858
Class C	9,988

MainStay Growth Allocation Fund
Class A	$4,859
Investor Class	66
Class B	87,974
Class C	3,728

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund
Class A	$125,626
Investor Class	136,385
Class B	65,443
Class C	147,395
Class I	6,872
Class R3	15

67

Notes to Financial Statements (continued)

MainStay Moderate Allocation Fund
Class A	$173,021
Investor Class	359,271
Class B	165,916
Class C	155,867
Class I	6,612
Class R3	19

MainStay Moderate Growth Allocation Fund
Class A	$185,522
Investor Class	521,999
Class B	208,712
Class C	128,524
Class I	4,541
Class R3	15

MainStay Growth Allocation Fund
Class A	$107,124
Investor Class	321,460
Class B	129,430
Class C	67,320
Class I	3,475
Class R3	15

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2016, purchases and sales transactions, income earned from investments and percentages of Affiliated Investment Companies were as follows:

MainStay Conservative Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$3,962	$(3,702)	$28	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	6,370	—	51	—	6,561	3.9
IQ Enhanced Core Bond U.S. ETF	—	21,392	(330)	169	—	21,086	22.3
IQ Enhanced Core Plus Bond U.S. ETF	—	3,188	(3,128)	9	—	69	—
IQ Global Resources ETF	—	2,396	(17)	—	—	2,455	1.6
MainStay Absolute Return Multi-Strategy Fund Class I	—	35,701	(1,112)	—	79	34,894	28.1
MainStay Cushing MLP Premier Fund Class I	2,860	1,517	(987)	304	—	3,136	1.0
MainStay Cushing Renaissance Advantage Fund Class I	14,544	4,870	(7,012)	339	—	12,096	10.4
MainStay Emerging Markets Opportunities Fund Class I	9,669	4,049	(1,336)	298	—	12,887	11.5
MainStay Epoch Capital Growth Fund Class I	—	3,498	(69)	—	—	3,318	4.0
MainStay Epoch Global Choice Fund Class I	14,105	1,380	(4,600)	110	609	9,697	5.7
MainStay Epoch U.S. All Cap Fund Class I	6,781	1,581	(3,703)	52	505	4,016	1.0
MainStay Epoch U.S. Equity Yield Fund Class I	—	1,464	(20)	14	—	1,458	2.3
MainStay Epoch U.S. Small Cap Fund Class I	25,273	5,322	(3,577)	92	—	27,248	8.4
MainStay Floating Rate Fund Class I	26,355	6,303	(3,485)	988	—	29,492	3.7
MainStay High Yield Corporate Bond Fund Class I	17,106	13,188	(7,637)	1,694	—	23,990	0.5
MainStay High Yield Opportunities Fund Class I	—	2,920	(205)	116	—	2,911	1.6
MainStay ICAP Equity Fund Class I	12,590	4,381	(11,053)	127	2,157	3,565	1.0
MainStay ICAP International Fund Class I	14,599	7,303	(15,952)	231	—	5,188	1.0
MainStay Indexed Bond Fund Class I	64,494	14,293	(33,823)	1,298	681	44,795	22.9
MainStay International Equity Fund Class I	5,275	1,542	(6,935)	15	—	—	—
MainStay International Opportunities Fund Class I	13,627	4,166	(12,610)	119	—	4,461	1.1
MainStay Large Cap Growth Fund Class I	13,285	10,286	(2,372)	—	1,525	19,280	0.2
MainStay MAP Fund Class I	23,595	6,946	(2,831)	284	3,712	23,694	2.9
MainStay S&P 500 Index Fund Class I	14,090	19,923	(29,577)	303	624	3,625	0.5
MainStay Short Duration High Yield Fund Class I	20,027	1,159	(10,361)	680	—	10,645	2.5
MainStay Total Return Bond Fund Class I	104,888	7,892	(24,699)	2,674	—	89,328	10.0
MainStay Unconstrained Bond Fund Class I	13,457	3,511	(2,474)	503	—	12,724	1.7
MainStay U.S. Equity Opportunities Fund Class I	25,211	839	(1,673)	20	487	25,432	3.8

Total	$441,831	$201,342	$(195,280)	$10,518	$10,379	$438,051

68	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$5,961	$(5,567)	$41	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	10,424	—	78	—	10,716	6.3
IQ Enhanced Core Bond U.S. ETF	—	11,626	(141)	70	—	11,367	12.0
IQ Enhanced Core Plus Bond U.S. ETF	—	18,508	(235)	146	—	18,290	7.1
IQ Global Resources ETF	—	5,499	—	—	—	5,664	3.6
MainStay Absolute Return Multi-Strategy Fund Class I	—	36,777	(1,237)	—	76	35,812	28.8
MainStay Cushing MLP Premier Fund Class I	4084	1,831	(835)	449	—	4,656	1.1
MainStay Cushing Renaissance Advantage Fund Class I	16,911	7,222	(2,239)	598	—	22,130	19.0
MainStay Emerging Markets Opportunities Fund Class I	21,579	4,851	(2,073)	667	—	25,399	22.7
MainStay Epoch Capital Growth Fund Class I	—	5,248	(64)	—	—	5,016	6.1
MainStay Epoch Global Choice Fund Class I	20,723	1,751	(6,135)	162	898	14,579	8.6
MainStay Epoch U.S. All Cap Fund Class I	24,654	10,789	(6,047)	206	2,014	26,987	4.0
MainStay Epoch U.S. Equity Yield Fund Class I	—	3,350	(29)	31	—	3,344	5.2
MainStay Epoch U.S. Small Cap Fund Class I	39,543	6,335	(6,469)	146	—	39,775	12.2
MainStay Floating Rate Fund Class I	22,148	9,941	(3,156)	881	—	29,237	3.6
MainStay High Yield Corporate Bond Fund Class I	16,836	15,240	(12,110)	1,650	—	21,344	0.4
MainStay High Yield Opportunities Fund Class I	—	3,627	(1,180)	134	—	2,680	1.5
MainStay ICAP Equity Fund Class I	36,858	10,846	(18,245)	408	6,264	22,380	3.9
MainStay ICAP International Fund Class I	32,987	5,960	(18,571)	528	—	18,431	2.5
MainStay Indexed Bond Fund Class I	9,687	11,034	(8,960)	219	124	11,572	5.9
MainStay International Equity Fund Class I	12,031	1,935	(9,845)	35	—	4,262	2.4
MainStay International Opportunities Fund Class I	30,916	5,920	(17,914)	274	—	17,462	4.4
MainStay Large Cap Growth Fund Class I	38,775	19,586	(8,917)	—	4,437	43,958	0.5
MainStay MAP Fund Class I	58,880	13,928	(4,945)	689	9,011	58,070	7.2
MainStay S&P 500 Index Fund Class I	24,942	26,358	(44,518)	528	1,087	5,487	0.7
MainStay Short Duration High Yield Fund Class I	21,306	2,568	(7,919)	910	—	15,980	3.7
MainStay Total Return Bond Fund Class I	140,218	10,207	(45,873)	3,409	—	106,179	11.3
MainStay Unconstrained Bond Fund Class I	19,832	1,280	(2,462)	740	—	18,800	2.6
MainStay U.S. Equity Opportunities Fund Class I	62,782	5,343	(8,029)	46	1,156	58,026	8.7

Total	$655,692	$273,945	$(243,715)	$13,045	$25,067	$657,603

MainStay Moderate Growth Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$5,830	$(5,447)	$40	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	8,620	—	74	—	8,900	5.3
IQ Enhanced Core Bond U.S. ETF	—	—	—	—	—	—	0.0
IQ Enhanced Core Plus Bond U.S. ETF	—	14,566	(236)	97	—	14,221	5.6
IQ Global Resources ETF	—	7,404	—	—	—	7,624	4.8
MainStay Absolute Return Multi-Strategy Fund Class I	—	15,529	(1,051)	—	34	14,590	11.7
MainStay Cushing MLP Premier Fund Class I	3,922	1,789	(577)	440	—	4,714	1.1
MainStay Cushing Renaissance Advantage Fund Class I	32,205	13,865	(5,890)	993	—	39,755	34.1
MainStay Emerging Markets Opportunities Fund Class I	27,398	4,574	(2,356)	865	—	30,803	27.6
MainStay Epoch Capital Growth Fund Class I	—	5,063	(53)	—	—	4,848	5.8
MainStay Epoch Global Choice Fund Class I	19,976	1,574	(5,640)	160	886	14,163	8.3
MainStay Epoch U.S. All Cap Fund Class I	22,238	3,559	(7,500)	193	1,882	16,036	2.4
MainStay Epoch U.S. Equity Yield Fund Class I	—	4,199	(26)	39	—	4,198	6.6
MainStay Epoch U.S. Small Cap Fund Class I	70,931	10,410	(5,479)	255	—	76,348	23.5
MainStay Floating Rate Fund Class I	20,269	11,802	(5,017)	782	—	27,305	3.4
MainStay High Yield Corporate Bond Fund Class I	15,058	16,620	(10,493)	1,526	—	22,454	0.4
MainStay High Yield Opportunities Fund Class I	—	3,640	(1,084)	128	—	2,768	1.5
MainStay ICAP Equity Fund Class I	43,096	11,445	(18,939)	478	7,271	27,410	4.8
MainStay ICAP International Fund Class I	43,466	6,449	(17,408)	709	—	29,963	4.0
MainStay International Equity Fund Class I	15,801	2,119	(8,458)	46	—	9,585	5.4
MainStay International Opportunities Fund Class I	40,339	6,467	(17,204)	359	—	27,863	7.1
MainStay Large Cap Growth Fund Class I	47,834	19,298	(10,997)	—	5,131	49,680	0.6
MainStay MAP Fund Class I	73,281	17,517	(8,967)	869	11,364	69,481	8.6
MainStay S&P 500 Index Fund Class I	26,316	22,883	(39,792)	543	1,117	8,370	1.1
MainStay Short Duration High Yield Fund Class I	20,573	3,706	(8,851)	875	—	15,460	3.6
MainStay Total Return Bond Fund Class I	18,464	7,219	(11,030)	421	—	14,685	1.6
MainStay Unconstrained Bond Fund Class I	19,429	1,697	(3,084)	712	—	18,174	2.5
MainStay U.S. Equity Opportunities Fund Class I	80,588	6,072	(4,970)	61	1,515	78,992	11.8

Total	$641,184	$233,916	$(200,549)	$10,665	$29,200	$638,390

69

Notes to Financial Statements (continued)

MainStay Growth Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$3,031	$(2,829)	$22	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	4,367	—	39	—	4,513	2.7
IQ Global Resources ETF	—	4,686	—	—	—	4,826	3.0
MainStay Absolute Return Multi-Strategy Fund Class I	—	732	(6)	—	—	719	0.6
MainStay Cushing MLP Premier Fund Class I	2,005	747	(350)	200	—	2,168	0.5
MainStay Cushing Renaissance Advantage Fund Class I	25,565	7,403	(6,828)	682	—	25,396	21.8
MainStay Emerging Markets Opportunities Fund Class I	16,261	5,448	(1,453)	564	—	21,184	19.0
MainStay Epoch Capital Growth Fund Class I	—	2,518	(30)	—	—	2,407	2.9
MainStay Epoch Global Choice Fund Class I	10,015	866	(2,890)	80	445	7,108	4.2
MainStay Epoch U.S. All Cap Fund Class I	15,809	2,872	(6,506)	142	1,386	10,359	1.6
MainStay Epoch U.S. Equity Yield Fund Class I	—	2,639	(23)	24	—	2,633	4.1
MainStay Epoch U.S. Small Cap Fund Class I	43,918	8,066	(3,856)	156	—	48,324	14.9
MainStay ICAP Equity Fund Class I	28,120	7,389	(11,648)	309	4,653	18,602	3.2
MainStay ICAP International Fund Class I	25,410	6,284	(10,799)	438	—	19,319	2.6
MainStay International Equity Fund Class I	9,093	1,109	(4,038)	27	—	6,225	3.5
MainStay International Opportunities Fund Class I	23,894	3,561	(8,133)	214	—	18,386	4.7
MainStay Large Cap Growth Fund Class I	30,074	10,584	(6,189)	—	3,265	30,312	0.3
MainStay MAP Fund Class I	46,059	10,036	(4,808)	538	7,029	43,650	5.4
MainStay S&P 500 Index Fund Class I	10,042	2,927	(7,706)	180	370	5,144	0.7
MainStay U.S. Equity Opportunities Fund Class I	49,568	3,872	(2,773)	38	958	48,938	7.3

Total	$335,833	$89,137	$(80,865)	$3,653	$18,106	$320,213

(G)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Allocation Funds with values and percentages of net assets as follows:

MainStay Conservative Allocation Fund
Class R3	$26,896	47.9%

MainStay Moderate Allocation Fund
Class R3	$27,188	42.5%

MainStay Moderate Growth Allocation Fund
Class R3	$27,564	64.8%

MainStay Growth Allocation Fund
Class R3	$27,696	100.0%

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative Allocation Fund	$74,412	$1,203,478	$—	$14,206,381	$15,484,271
MainStay Moderate Allocation Fund	4,877,163	11,493,829	—	44,913,475	61,284,467
MainStay Moderate Growth Allocation Fund	2,326,913	14,917,694	—	67,747,342	84,991,949
MainStay Growth Allocation Fund	—	9,838,155	(44,848)	38,839,912	48,633,219

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and return of capital distributions received from underlying Regulated Investment Companies. Other temporary differences are due to late year loss deferrals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Conservative Allocation Fund	$443,862	$(443,862)	$—
MainStay Moderate Allocation Fund	1,649,943	(1,649,943)	—
MainStay Moderate Growth Allocation Fund	1,756,369	(1,756,369)	—
MainStay Growth Allocation Fund	1,102,246	(1,102,246)	—

70	MainStay Asset Allocation Funds

The reclassifications for the Allocation Funds are primarily due to short term distributions received from underlying Regulated Investment

Companies, and return of capital distributions received from underlying Regulated Investment Companies.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2016			2015
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$8,846,961	$7,691,735	$16,538,696	$14,707,786	$10,403,020	$25,110,806
MainStay Moderate Allocation Fund	10,397,735	19,806,209	30,203,944	18,731,877	24,166,007	42,897,884
MainStay Moderate Growth Allocation Fund	7,642,240	24,739,557	32,381,797	14,452,269	23,356,055	37,808,324
MainStay Growth Allocation Fund	2,399,980	14,531,473	16,931,453	4,399,167	9,340,410	13,739,577

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Fund’s net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Allocation Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Allocation Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$201,342	$195,280
MainStay Moderate Allocation Fund	273,945	243,715
MainStay Moderate Growth Allocation Fund	233,916	200,549
MainStay Growth Allocation Fund	89,137	80,865

Note 9–Capital Share Transactions

MainStay Conservative Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,639,802	$41,339,409
Shares issued to shareholders in reinvestment of dividends and distributions	856,862	9,690,460
Shares redeemed	(4,440,606)	(50,525,164)

Net increase (decrease) in shares outstanding before conversion	56,058	504,705
Shares converted into Class A (See Note 1)	509,228	5,839,936
Shares converted from Class A (See Note 1)	(164,529)	(1,898,342)

Net increase (decrease)	400,757	$4,446,299

Year ended October 31, 2015:
Shares sold	4,258,548	$51,381,049
Shares issued to shareholders in reinvestment of dividends and distributions	1,211,337	14,424,290
Shares redeemed	(3,805,865)	(45,757,554)

Net increase (decrease) in shares outstanding before conversion	1,664,020	20,047,785
Shares converted into Class A (See Note 1)	495,923	6,035,487
Shares converted from Class A (See Note 1)	(204,770)	(2,385,049)

Net increase (decrease)	1,955,173	$23,698,223

71

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,203,599	$13,730,820
Shares issued to shareholders in reinvestment of dividends and distributions	235,318	2,660,993
Shares redeemed	(1,044,018)	(11,895,125)

Net increase (decrease) in shares outstanding before conversion	394,899	4,496,688
Shares converted into Investor Class (See Note 1)	398,669	4,577,503
Shares converted from Investor Class (See Note 1)	(416,413)	(4,783,907)

Net increase (decrease)	377,155	$4,290,284

Year ended October 31, 2015:
Shares sold	1,475,261	$17,814,441
Shares issued to shareholders in reinvestment of dividends and distributions	320,876	3,820,717
Shares redeemed	(1,040,621)	(12,562,651)

Net increase (decrease) in shares outstanding before conversion	755,516	9,072,507
Shares converted into Investor Class (See Note 1)	413,491	4,909,306
Shares converted from Investor Class (See Note 1)	(419,685)	(5,113,792)

Net increase (decrease)	749,322	$8,868,021

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	467,640	$5,296,870
Shares issued to shareholders in reinvestment of dividends and distributions	90,550	1,017,411
Shares redeemed	(542,348)	(6,124,046)

Net increase (decrease) in shares outstanding before conversion	15,842	190,235
Shares converted from Class B (See Note 1)	(325,553)	(3,703,687)

Net increase (decrease)	(309,711)	$(3,513,452)

Year ended October 31, 2015:
Shares sold	607,879	$7,304,323
Shares issued to shareholders in reinvestment of dividends and distributions	156,455	1,858,448
Shares redeemed	(497,193)	(5,974,681)

Net increase (decrease) in shares outstanding before conversion	267,141	3,188,090
Shares converted from Class B (See Note 1)	(286,545)	(3,445,952)

Net increase (decrease)	(19,404)	$(257,862)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,384,188	$15,649,127
Shares issued to shareholders in reinvestment of dividends and distributions	194,633	2,185,602
Shares redeemed	(1,735,961)	(19,660,164)

Net increase (decrease) in shares outstanding before conversion	(157,140)	(1,825,435)
Shares converted from Class C (See Note 1)	(3,449)	(36,461)

Net increase (decrease)	(160,589)	$(1,861,896)

Year ended October 31, 2015:
Shares sold	2,171,669	$26,196,070
Shares issued to shareholders in reinvestment of dividends and distributions	273,901	3,252,523
Shares redeemed	(1,403,846)	(16,822,692)

Net increase (decrease)	1,041,724	$12,625,901

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	303,010	$3,482,286
Shares issued to shareholders in reinvestment of dividends and distributions	51,185	582,660
Shares redeemed	(647,390)	(7,378,358)

Net increase (decrease) in shares outstanding before conversion	(293,195)	(3,313,412)
Shares converted into Class I (See Note 1)	428	4,958

Net increase (decrease)	(292,767)	$(3,308,454)

Year ended October 31, 2015:
Shares sold	350,438	$4,294,399
Shares issued to shareholders in reinvestment of dividends and distributions	77,487	929,381
Shares redeemed	(387,140)	(4,715,901)

Net increase (decrease)	40,785	$507,879

Class R3 (a)	Shares	Amount
Year ended October 31, 2016:
Shares sold	4,819	$54,093
Shares issued to shareholders in reinvestment of dividends and distributions	27	308

Net increase (decrease)	4,846	$54,401

(a) Inception date was February 29, 2016.

MainStay Moderate Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,345,778	$41,776,272
Shares issued to shareholders in reinvestment of dividends and distributions	1,322,730	16,389,943
Shares redeemed	(4,675,852)	(58,667,511)

Net increase (decrease) in shares outstanding before conversion	(7,344)	(501,296)
Shares converted into Class A (See Note 1)	876,242	11,053,799
Shares converted from Class A (See Note 1)	(161,549)	(2,036,652)

Net increase (decrease)	707,349	$8,515,851

Year ended October 31, 2015:
Shares sold	4,581,332	$62,214,267
Shares issued to shareholders in reinvestment of dividends and distributions	1,719,683	22,820,204
Shares redeemed	(4,195,406)	(56,326,139)

Net increase (decrease) in shares outstanding before conversion	2,105,609	28,708,332
Shares converted into Class A (See Note 1)	746,250	10,205,691
Shares converted from Class A (See Note 1)	(202,684)	(2,620,041)

Net increase (decrease)	2,649,175	$36,293,982

72	MainStay Asset Allocation Funds

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,271,855	$28,492,371
Shares issued to shareholders in reinvestment of dividends and distributions	582,737	7,218,437
Shares redeemed	(1,645,507)	(20,603,415)

Net increase (decrease) in shares outstanding before conversion	1,209,085	15,107,393
Shares converted into Investor Class (See Note 1)	693,706	8,757,668
Shares converted from Investor Class (See Note 1)	(681,098)	(8,601,219)

Net increase (decrease)	1,221,693	$15,263,842

Year ended October 31, 2015:
Shares sold	2,357,516	$31,961,245
Shares issued to shareholders in reinvestment of dividends and distributions	731,794	9,710,895
Shares redeemed	(1,657,003)	(22,409,033)

Net increase (decrease) in shares outstanding before conversion	1,432,307	19,263,107
Shares converted into Investor Class (See Note 1)	669,872	8,939,799
Shares converted from Investor Class (See Note 1)	(558,373)	(7,657,493)

Net increase (decrease)	1,543,806	$20,545,413

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	855,657	$10,585,922
Shares issued to shareholders in reinvestment of dividends and distributions	237,504	2,916,747
Shares redeemed	(841,671)	(10,409,981)

Net increase (decrease) in shares outstanding before conversion	251,490	3,092,688
Shares converted from Class B (See Note 1)	(737,903)	(9,185,302)

Net increase (decrease)	(486,413)	$(6,092,614)

Year ended October 31, 2015:
Shares sold	986,530	$13,207,908
Shares issued to shareholders in reinvestment of dividends and distributions	379,584	4,995,334
Shares redeemed	(863,318)	(11,530,383)

Net increase (decrease) in shares outstanding before conversion	502,796	6,672,859
Shares converted from Class B (See Note 1)	(663,608)	(8,867,956)

Net increase (decrease)	(160,812)	$(2,195,097)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,073,545	$13,267,460
Shares issued to shareholders in reinvestment of dividends and distributions	214,674	2,637,328
Shares redeemed	(1,252,212)	(15,444,653)

Net increase (decrease) in shares outstanding before conversion	36,007	460,135
Shares converted into Class C (See Note 1)	904	11,706

Net increase (decrease)	36,911	$471,841

Year ended October 31, 2015:
Shares sold	1,431,986	$19,195,975
Shares issued to shareholders in reinvestment of dividends and distributions	295,379	3,884,227
Shares redeemed	(1,146,425)	(15,251,487)

Net increase (decrease)	580,940	$7,828,715

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	164,164	$2,095,041
Shares issued to shareholders in reinvestment of dividends and distributions	51,479	640,925
Shares redeemed	(225,499)	(2,872,917)

Net increase (decrease)	(9,856)	$(136,951)

Year ended October 31, 2015:
Shares sold	308,858	$4,242,038
Shares issued to shareholders in reinvestment of dividends and distributions	63,851	851,125
Shares redeemed	(174,775)	(2,410,632)

Net increase (decrease)	197,934	$2,682,531

Class R3 (a)	Shares	Amount
Year ended October 31, 2016:
Shares sold	4,993	$60,498

Net increase (decrease)	4,993	$60,498

(a)	Inception date was February 29, 2016.

MainStay Moderate Growth Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,052,010	$27,837,904
Shares issued to shareholders in reinvestment of dividends and distributions	1,138,679	15,360,866
Shares redeemed	(3,235,638)	(44,235,221)

Net increase (decrease) in shares outstanding before conversion	(44,949)	(1,036,451)
Shares converted into Class A (See Note 1)	925,535	12,607,936
Shares converted from Class A (See Note 1)	(158,681)	(2,170,775)

Net increase (decrease)	721,905	$9,400,710

Year ended October 31, 2015:
Shares sold	3,107,484	$46,536,222
Shares issued to shareholders in reinvestment of dividends and distributions	1,195,061	17,459,843
Shares redeemed	(2,711,948)	(40,414,723)

Net increase (decrease) in shares outstanding before conversion	1,590,597	23,581,342
Shares converted into Class A (See Note 1)	868,432	13,174,813
Shares converted from Class A (See Note 1)	(200,231)	(2,838,277)

Net increase (decrease)	2,258,798	$33,917,878

73

Notes to Financial Statements (continued)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,784,955	$37,787,208
Shares issued to shareholders in reinvestment of dividends and distributions	773,079	10,427,628
Shares redeemed	(1,912,411)	(25,947,938)

Net increase (decrease) in shares outstanding before conversion	1,645,623	22,266,898
Shares converted into Investor Class (See Note 1)	782,182	10,706,372
Shares converted from Investor Class (See Note 1)	(692,074)	(9,453,069)

Net increase (decrease)	1,735,731	$23,520,201

Year ended October 31, 2015:
Shares sold	2,894,978	$43,192,625
Shares issued to shareholders in reinvestment of dividends and distributions	792,231	11,574,488
Shares redeemed	(2,085,597)	(31,063,029)

Net increase (decrease) in shares outstanding before conversion	1,601,612	23,704,084
Shares converted into Investor Class (See Note 1)	821,335	12,084,864
Shares converted from Investor Class (See Note 1)	(667,059)	(10,150,716)

Net increase (decrease)	1,755,888	$25,638,232

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	915,009	$12,240,664
Shares issued to shareholders in reinvestment of dividends and distributions	285,062	3,805,637
Shares redeemed	(934,488)	(12,514,322)

Net increase (decrease) in shares outstanding before conversion	265,583	3,531,979
Shares converted from Class B (See Note 1)	(844,314)	(11,374,993)

Net increase (decrease)	(578,731)	$(7,843,014)

Year ended October 31, 2015:
Shares sold	1,007,706	$14,844,994
Shares issued to shareholders in reinvestment of dividends and distributions	374,905	5,417,373
Shares redeemed	(1,044,605)	(15,352,207)

Net increase (decrease) in shares outstanding before conversion	338,006	4,910,160
Shares converted from Class B (See Note 1)	(835,081)	(12,270,684)

Net increase (decrease)	(497,075)	$(7,360,524)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	803,821	$10,738,291
Shares issued to shareholders in reinvestment of dividends and distributions	165,539	2,210,683
Shares redeemed	(881,793)	(11,896,260)

Net increase (decrease) in shares outstanding before conversion	87,567	1,052,714
Shares converted from Class C (See Note 1)	(25,711)	(315,471)

Net increase (decrease)	61,856	$737,243

Year ended October 31, 2015:
Shares sold	984,619	$14,493,342
Shares issued to shareholders in reinvestment of dividends and distributions	178,659	2,581,617
Shares redeemed	(764,639)	(11,228,741)

Net increase (decrease)	398,639	$5,846,218

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	108,467	$1,487,983
Shares issued to shareholders in reinvestment of dividends and distributions	26,027	354,221
Shares redeemed	(149,286)	(2,066,789)

Net increase (decrease)	(14,792)	$(224,585)

Year ended October 31, 2015:
Shares sold	273,599	$4,158,459
Shares issued to shareholders in reinvestment of dividends and distributions	35,035	516,085
Shares redeemed	(248,570)	(3,737,284)

Net increase (decrease)	60,064	$937,260

Class R3 (a)	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,189	$41,514
Shares redeemed	(121)	(1,711)

Net increase (decrease)	3,068	$39,803

(a) Inception date was February 29, 2016.

MainStay Growth Allocation Fund

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,197,182	$16,837,241
Shares issued to shareholders in reinvestment of dividends and distributions	495,636	6,973,594
Shares redeemed	(1,756,030)	(24,810,297)

Net increase (decrease) in shares outstanding before conversion	(63,212)	(999,462)
Shares converted into Class A (See Note 1)	433,988	6,170,902
Shares converted from Class A (See Note 1)	(77,539)	(1,085,738)

Net increase (decrease)	293,237	$4,085,702

Year ended October 31, 2015:
Shares sold	1,402,308	$21,942,047
Shares issued to shareholders in reinvestment of dividends and distributions	370,570	5,710,478
Shares redeemed	(1,314,888)	(20,517,157)

Net increase (decrease) in shares outstanding before conversion	457,990	7,135,368
Shares converted into Class A (See Note 1)	403,185	6,457,592
Shares converted from Class A (See Note 1)	(190,367)	(2,781,961)

Net increase (decrease)	670,808	$10,810,999

74	MainStay Asset Allocation Funds

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,489,781	$20,925,050
Shares issued to shareholders in reinvestment of dividends and distributions	437,946	6,157,254
Shares redeemed	(1,193,327)	(16,867,271)

Net increase (decrease) in shares outstanding before conversion	734,400	10,215,033
Shares converted into Investor Class (See Note 1)	424,107	5,995,838
Shares converted from Investor Class (See Note 1)	(339,282)	(4,833,049)

Net increase (decrease)	819,225	$11,377,822

Year ended October 31, 2015:
Shares sold	1,423,427	$22,281,632
Shares issued to shareholders in reinvestment of dividends and distributions	314,522	4,843,633
Shares redeemed	(1,177,122)	(18,464,333)

Net increase (decrease) in shares outstanding before conversion	560,827	8,660,932
Shares converted into Investor Class (See Note 1)	536,314	8,188,212
Shares converted from Investor Class (See Note 1)	(327,490)	(5,262,501)

Net increase (decrease)	769,651	$11,586,643

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	517,425	$7,094,266
Shares issued to shareholders in reinvestment of dividends and distributions	165,212	2,273,317
Shares redeemed	(522,133)	(7,181,128)

Net increase (decrease) in shares outstanding before conversion	160,504	2,186,455
Shares converted from Class B (See Note 1)	(453,010)	(6,247,953)

Net increase (decrease)	(292,506)	$(4,061,498)

Year ended October 31, 2015:
Shares sold	563,367	$8,616,767
Shares issued to shareholders in reinvestment of dividends and distributions	138,327	2,085,977
Shares redeemed	(526,612)	(8,051,756)

Net increase (decrease) in shares outstanding before conversion	175,082	2,650,988
Shares converted from Class B (See Note 1)	(432,356)	(6,601,342)

Net increase (decrease)	(257,274)	$(3,950,354)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	363,052	$4,991,369
Shares issued to shareholders in reinvestment of dividends and distributions	82,384	1,135,538
Shares redeemed	(438,002)	(6,010,942)

Net increase (decrease)	7,434	$115,965

Year ended October 31, 2015:
Shares sold	524,850	$8,034,228
Shares issued to shareholders in reinvestment of dividends and distributions	53,832	812,868
Shares redeemed	(309,995)	(4,738,847)

Net increase (decrease)	268,687	$4,108,249

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	90,386	$1,295,086
Shares issued to shareholders in reinvestment of dividends and distributions	14,193	202,205
Shares redeemed	(44,586)	(631,707)

Net increase (decrease)	59,993	$865,584

Year ended October 31, 2015:
Shares sold	73,761	$1,180,278
Shares issued to shareholders in reinvestment of dividends and distributions	9,258	144,333
Shares redeemed	(51,283)	(820,200)

Net increase (decrease)	31,736	$504,411

Class R3 (a)	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,932	$25,000

Net increase (decrease)	1,932	$25,000

(a)	Inception date was February 29, 2016.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

75

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund (each a “Fund” and collectively, the “Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the transfer agent of the underlying funds, the custodian, and the brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund of MainStay Funds Trust as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

76	MainStay Asset Allocation Funds

Federal Income Tax Information

(Unaudited)

The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years. Accordingly, the Allocation Funds paid the following as long term capital gain distributions.

MainStay Conservative Allocation Fund	$7,691,735
MainStay Moderate Allocation Fund	19,806,209
MainStay Moderate Growth Allocation Fund	24,739,557
MainStay Growth Allocation Fund	14,531,473

For the fiscal year ended October 31, 2016, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

QDI$
MainStay Conservative Allocation Fund	$2,095,107
MainStay Moderate Allocation Fund	4,463,384
MainStay Moderate Growth Allocation Fund	4,412,210
MainStay Growth Allocation Fund	2,713,847

The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2016 which are not designated as capital gain distributions should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay Conservative Allocation Fund	15.6%
MainStay Moderate Allocation Fund	27.8%
MainStay Moderate Growth Allocation Fund	22.9%
MainStay Growth Allocation Fund	75.0%

The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2016 is listed below.

FTC$
MainStay Conservative Allocation Fund	$107,689
MainStay Moderate Allocation Fund	380,743
MainStay Moderate Growth Allocation Fund	498,952
MainStay Growth Allocation Fund	313,867

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds’ fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

77

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

78	MainStay Asset Allocation Funds

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

79

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

80	MainStay Asset Allocation Funds

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

81

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1718020 MS316-16	MSAA11-12/16 (NYLIM) NL224

MainStay Indexed Bond Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	0.40 3.50%	1.55 2.17%	3.76 4.08%	0.74 0.74%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	0.21 3.31	1.39 2.00	3.63 3.95	0.98 0.98
Class I Shares	No Sales Charge		3.86	2.53	4.47	0.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[4]	4.37%	2.90%	4.64%
Average Lipper Core Bond Fund[5]	4.28	2.98	4.21

4.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper Core Bond Fund is representative of funds that invest at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging-market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,012.30	$3.69	$1,021.50	$3.71

Investor Class Shares	$1,000.00	$1,010.30	$4.65	$1,020.50	$4.67

Class I Shares	$1,000.00	$1,013.90	$2.02	$1,023.10	$2.03

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.73% for Class A, 0.92% for Investor Class and 0.40% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.50%–2.25%, due 12/31/16–8/15/26

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.277%–8.00%, due 8/1/17–9/1/46

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–8.50%, due 11/15/24–4/20/46

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.37%–8.00%, due 4/1/17–10/1/46

5.	United States Treasury Bonds, 2.50%–4.50%, due 2/15/36–5/15/46
6.	iShares 1-3 Year Credit Bond ETF

7.	Federal National Mortgage Association, 1.00%–6.21%, due 12/28/17–8/6/38

8.	Federal Home Loan Mortgage Corporation, 2.375%–3.75%, due 3/27/19–1/13/22

9.	FHLMC Multifamily Structured Pass-Through Certificates, 3.30%–3.303%, due 4/25/23–7/25/24

10.	Mexico Government International Bond, 4.00%–4.75%, due 10/2/23–3/8/44

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Indexed Bond Fund returned 3.50% for Class A shares and 3.31% for Investor Class shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 3.86%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index. Although the Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Index, the Fund’s net performance will typically lag that of the Index because the Fund incurs operating expenses that the Index does not. Over the same period, all share classes underperformed the 4.28% return of the Average Lipper2 Core Bond Fund. See page 5 for Fund returns with applicable sales charges.

What was the Fund’s duration3 strategy during the reporting period?

The Fund maintained a passive duration strategy during the reporting period. From time to time, there may be slight variations in the Fund’s duration when compared to the Index. These differences tend to have minimal impact on the Fund’s relative performance. As of October 31, 2016, the Fund had a duration of 3.70 years.

During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?

During the reporting period, the best-performing investment-grade assets were those with the lowest quality. Of the broad credit-rating categories, BBB-rated securities4 provided the highest excess returns,5 followed by securities rated A. During the reporting period, securities rated AA had the lowest excess returns.

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s absolute performance, and which sectors detracted the most?

During the reporting period, consumer noncyclical, communications and energy were among the best-performing sectors in the Bloomberg Barclays U.S. Aggregate Bond Index and in the Fund. Among the worst-performing sectors in the Index and in the Fund were supermarkets, foreign agencies and foreign local governments.

1.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	An obligation rated ‘AA’ by Standard &Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Long-Term Bonds 95.7%† Asset-Backed Securities 0.7%
Auto Floor Plan 0.2%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A 1.085%, due 6/15/20 (a)	$600,000	$600,365

Automobile 0.4%
Ally Auto Receivables Trust Series 2014-3, Class A3 1.28%, due 6/17/19	635,459	636,178
Chesapeake Funding LLC Series 2013-1A, Class A 0.969%, due 1/7/25 (a)(b)	217,918	217,890

		854,068

Home Equity 0.1%
Equity One Mortgage Pass-Through Trust Series 2003-4, Class AF6 5.333%, due 10/25/34 (c)	24,426	24,477
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	9,761	10,020
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.118%, due 6/25/33 (c)	93,019	94,333

		128,830

Total Asset-Backed Securities (Cost $1,579,499)		1,583,263

Corporate Bonds 24.5%
Aerospace & Defense 0.8%
Boeing Co. (The) 2.35%, due 10/30/21	500,000	514,044
General Dynamics Corp. 3.60%, due 11/15/42	250,000	251,285
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	109,024
Lockheed Martin Corp. 4.70%, due 5/15/46	425,000	481,982
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	108,947
United Technologies Corp. 3.10%, due 6/1/22	300,000	317,238

		1,782,520

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	244,044

	Principal Amount	Value
Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	$28,124	$30,304

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	67,139

Auto Manufacturers 0.6%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	150,000	239,976
Ford Motor Credit Co. LLC 4.375%, due 8/6/23	500,000	533,342
General Motors Financial Co., Inc. 5.25%, due 3/1/26	400,000	435,630
Toyota Motor Credit Corp. 3.40%, due 9/15/21	200,000	213,964

		1,422,912

Banks 4.0%
Bank of America Corp. 5.00%, due 1/21/44	400,000	458,034
5.70%, due 1/24/22	325,000	375,428
Bank of Nova Scotia (The) 2.05%, due 6/5/19	250,000	252,224
BNP Paribas S.A. 3.25%, due 3/3/23	250,000	261,081
Capital One Financial Corp. 3.75%, due 4/24/24	250,000	262,091
Citigroup, Inc. 5.875%, due 2/22/33	450,000	515,465
Cooperatieve Rabobank UA 5.75%, due 12/1/43	250,000	301,066
Credit Suisse A.G. 3.625%, due 9/9/24	550,000	570,574
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	150,000	157,821
4.25%, due 10/21/25	300,000	313,882
6.00%, due 6/15/20	900,000	1,016,790
HSBC Holdings PLC 4.30%, due 3/8/26	300,000	319,075
JPMorgan Chase & Co. 2.75%, due 6/23/20	750,000	767,880
4.85%, due 2/1/44	350,000	406,432
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	400,000	416,640
Morgan Stanley 4.00%, due 7/23/25	200,000	213,115
5.50%, due 7/24/20	1,000,000	1,113,424

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Northern Trust Corp. 3.45%, due 11/4/20	$100,000	$105,899
PNC Financial Services Group, Inc. (The) 5.125%, due 2/8/20	500,000	550,769
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	106,952
SunTrust Bank 5.40%, due 4/1/20	15,000	16,562
Wachovia Corp. 5.50%, due 8/1/35	125,000	142,566
Wells Fargo & Co. 4.48%, due 1/16/24	353,000	381,698
4.60%, due 4/1/21	250,000	274,465
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	184,161
Westpac Banking Corp. 4.625%, due 6/1/18	50,000	52,107

		9,536,201

Beverages 0.8%
Anheuser-Busch InBev Finance, Inc. 4.90%, due 2/1/46	500,000	571,768
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	200,000	195,733
Brown-Forman Corp. 3.75%, due 1/15/43	50,000	48,601
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	291,941
Diageo Capital PLC 2.625%, due 4/29/23	350,000	358,596
Pepsi Bottling Group, Inc. (The) 7.00%, due 3/1/29	60,000	85,637
PepsiCo, Inc. 2.85%, due 2/24/26	250,000	258,248

		1,810,524

Biotechnology 0.6%
Amgen, Inc. 3.125%, due 5/1/25	450,000	457,532
3.45%, due 10/1/20	150,000	158,178
Celgene Corp. 3.625%, due 5/15/24	250,000	257,617
Gilead Sciences, Inc. 3.70%, due 4/1/24	500,000	528,809

		1,402,136

Chemicals 0.6%
Dow Chemical Co. (The) 4.125%, due 11/15/21	350,000	379,829
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	106,605

	Principal Amount	Value
Chemicals (continued)
Eastman Chemical Co. 4.50%, due 1/15/21	$50,000	$54,116
LYB International Finance B.V. 4.00%, due 7/15/23	200,000	214,128
Monsanto Co. 4.40%, due 7/15/44	250,000	247,807
Potash Corporation of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	162,884
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	140,357

		1,305,726

Computers 0.4%
Apple, Inc. 4.45%, due 5/6/44	250,000	268,193
Hewlett Packard Enterprise Co. 3.85%, due 10/15/20 (b)	400,000	423,788
HP, Inc. 4.375%, due 9/15/21	150,000	161,465

		853,446

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The) 2.70%, due 2/2/26	250,000	256,814

Diversified Financial Services 0.2%
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	350,000	372,267

Electric 2.0%
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	119,535
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	138,099
Commonwealth Edison Co. 6.15%, due 9/15/17	150,000	156,164
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	137,094
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	246,510
Duke Energy Florida LLC 6.35%, due 9/15/37	200,000	271,676
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	266,113
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	150,000	158,947
Florida Power & Light Co. 3.80%, due 12/15/42	300,000	311,045
5.55%, due 11/1/17	100,000	104,294

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Georgia Power Co. 4.75%, due 9/1/40	$250,000	$277,390
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	38,909
Nevada Power Co. 6.50%, due 8/1/18	150,000	163,150
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	190,719
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	125,999
Pacific Gas & Electric Co. 3.25%, due 9/15/21	175,000	184,381
PacifiCorp 6.25%, due 10/15/37	350,000	471,549
PECO Energy Co. 5.95%, due 10/1/36	150,000	191,487
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	211,166
PSEG Power LLC 5.125%, due 4/15/20	80,000	87,078
8.625%, due 4/15/31	50,000	64,694
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	132,876
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	127,806
Southern California Edison Co. 4.50%, due 9/1/40	175,000	200,189
Virginia Electric & Power Co. 6.00%, due 5/15/37	175,000	229,357
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	199,256

		4,805,483

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	150,000	163,605

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	175,000	192,722

Finance—Consumer Loans 0.2%
HSBC Finance Corp. 6.676%, due 1/15/21	500,000	570,676

Finance—Credit Card 0.1%
Visa, Inc. 3.15%, due 12/14/25	300,000	312,949

	Principal Amount	Value
Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	$75,000	$109,665

Food 0.5%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	127,824
Ingredion, Inc. 4.625%, due 11/1/20	50,000	54,290
Kraft Heinz Foods Co. 5.20%, due 7/15/45	250,000	280,283
Mondelez International, Inc. 4.00%, due 2/1/24	300,000	332,764
Tyson Foods, Inc. 4.50%, due 6/15/22	375,000	411,219

		1,206,380

Forest Products & Paper 0.0%‡
International Paper Co. 4.75%, due 2/15/22	83,000	92,183

Gas 0.1%
NiSource Finance Corp. 4.80%, due 2/15/44	175,000	191,993

Health Care—Products 0.5%
Becton Dickinson and Co. 4.685%, due 12/15/44	250,000	272,818
Medtronic, Inc. 3.50%, due 3/15/25	250,000	265,269
Thermo Fisher Scientific, Inc. 1.85%, due 1/15/18	500,000	502,219
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	250,000	254,353

		1,294,659

Health Care—Services 0.5%
Aetna, Inc. 4.125%, due 6/1/21	175,000	188,931
Anthem, Inc. 5.95%, due 12/15/34	250,000	295,851
Cigna Corp. 5.125%, due 6/15/20	150,000	165,243
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	109,086
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	108,063
UnitedHealth Group, Inc. 2.875%, due 3/15/22	200,000	207,620
4.75%, due 7/15/45	150,000	173,661

		1,248,455

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	$250,000	$265,303

Insurance 0.8%
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	113,658
American International Group, Inc. 6.25%, due 5/1/36	200,000	244,868
AXA S.A. 8.60%, due 12/15/30	105,000	147,525
Berkshire Hathaway, Inc. 3.00%, due 2/11/23	250,000	261,665
Chubb INA Holdings, Inc. 4.35%, due 11/3/45	150,000	167,447
Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	150,000	166,687
Lincoln National Corp. 4.85%, due 6/24/21	25,000	27,414
MetLife, Inc. 4.75%, due 2/8/21	200,000	222,480
5.70%, due 6/15/35	100,000	121,777
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	122,682
Prudential Financial, Inc. 5.70%, due 12/14/36	200,000	237,590
Travelers Cos., Inc. (The) 6.75%, due 6/20/36	75,000	105,813

		1,939,606

Iron & Steel 0.1%
Nucor Corp. 4.125%, due 9/15/22	50,000	54,190
Vale Overseas, Ltd. 4.375%, due 1/11/22	100,000	100,250

		154,440

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	150,000	151,710

Machinery—Diversified 0.0%‡
Deere & Co. 4.375%, due 10/16/19	100,000	108,256

Media 1.0%
21st Century Fox America, Inc. 4.50%, due 2/15/21	100,000	110,282
6.40%, due 12/15/35	175,000	219,558
7.25%, due 5/18/18	100,000	108,635

	Principal Amount	Value
Media (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, due 7/23/25 (b)	$250,000	$269,638
Comcast Corp. 3.15%, due 3/1/26	250,000	259,145
6.45%, due 3/15/37	250,000	334,845
Discovery Communications LLC 6.35%, due 6/1/40	105,000	114,682
Historic TW, Inc. 6.625%, due 5/15/29	250,000	319,911
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	120,915
Time Warner Cable LLC 5.00%, due 2/1/20	250,000	269,701
6.55%, due 5/1/37	275,000	322,712

		2,450,024

Mining 0.5%
Barrick PD Australia Finance Pty., Ltd. 5.95%, due 10/15/39	150,000	172,535
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	200,000	227,754
Goldcorp, Inc. 2.125%, due 3/15/18	100,000	100,222
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	163,678
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	55,095
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	400,000	424,864

		1,144,148

Miscellaneous—Manufacturing 0.2%
General Electric Co. 5.875%, due 1/14/38	179,000	233,791
Series A 6.75%, due 3/15/32	187,000	257,193

		490,984

Multi-National 0.3%
European Investment Bank 2.875%, due 9/15/20	300,000	316,092
Inter-American Development Bank 6.80%, due 10/15/25	300,000	403,662

		719,754

Oil & Gas 2.2%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	250,000	284,198
Apache Corp. 3.625%, due 2/1/21	250,000	261,165
4.75%, due 4/15/43	100,000	104,437

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
BP Capital Markets PLC 4.50%, due 10/1/20	$750,000	$821,593
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	131,995
Chevron Corp. 4.95%, due 3/3/19	125,000	134,925
ConocoPhillips Co. 2.40%, due 12/15/22	500,000	497,889
Devon Energy Corp. 4.00%, due 7/15/21	200,000	208,901
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	214,303
Exxon Mobil Corp. 3.043%, due 3/1/26	250,000	258,505
Hess Corp. 7.30%, due 8/15/31	100,000	117,077
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	108,700
Marathon Petroleum Corp. 5.125%, due 3/1/21	100,000	110,783
Noble Energy, Inc. 4.15%, due 12/15/21	250,000	265,198
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	182,702
Petroleos Mexicanos 6.625%, due 6/15/35	250,000	251,625
Phillips 66 5.875%, due 5/1/42	200,000	244,282
Shell International Finance B.V. 5.50%, due 3/25/40	275,000	332,999
Statoil ASA 7.75%, due 6/15/23	125,000	161,567
Suncor Energy, Inc. 6.10%, due 6/1/18	100,000	106,929
6.50%, due 6/15/38	100,000	128,215
Valero Energy Corp. 6.625%, due 6/15/37	100,000	117,031
7.50%, due 4/15/32	100,000	126,650

		5,171,669

Oil & Gas Services 0.2%
Halliburton Co. 5.00%, due 11/15/45	150,000	163,882
6.15%, due 9/15/19	250,000	279,139

		443,021

Pharmaceuticals 1.1%
AbbVie, Inc. 3.60%, due 5/14/25	350,000	356,906

	Principal Amount	Value
Pharmaceuticals (continued)
Actavis Funding SCS 3.85%, due 6/15/24	$250,000	$260,051
4.75%, due 3/15/45	225,000	236,010
AstraZeneca PLC 6.45%, due 9/15/37	100,000	136,008
Bristol-Myers Squibb Co. 5.875%, due 11/15/36	75,000	97,717
7.15%, due 6/15/23	50,000	64,690
Express Scripts Holding Co. 6.125%, due 11/15/41	31,000	36,876
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	173,794
Johnson & Johnson 2.45%, due 3/1/26	300,000	302,685
McKesson Corp. 4.883%, due 3/15/44	250,000	270,491
Merck Sharp & Dohme Corp. 5.00%, due 6/30/19	250,000	273,668
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	100,000	105,320
Wyeth LLC 6.00%, due 2/15/36	200,000	256,747
6.45%, due 2/1/24	100,000	124,621

		2,695,584

Pipelines 1.0%
Energy Transfer Partners, L.P. 4.05%, due 3/15/25	250,000	246,938
5.20%, due 2/1/22	200,000	219,197
6.70%, due 7/1/18	100,000	106,966
Enterprise Products Operating LLC 4.85%, due 3/15/44	100,000	101,148
Series B 6.875%, due 3/1/33	200,000	245,258
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	300,000	314,824
Kinder Morgan, Inc. 5.30%, due 12/1/34	250,000	253,482
Plains All American Pipeline, L.P. / PAA Finance Corp. 6.65%, due 1/15/37	65,000	71,866
Spectra Energy Capital LLC 6.20%, due 4/15/18	50,000	52,740
6.75%, due 2/15/32	125,000	142,214
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	150,000	184,456
Williams Cos., Inc. (The) 8.75%, due 3/15/32	114,000	140,790
Williams Partners, L.P. 4.00%, due 9/15/25	250,000	250,337

		2,330,216

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 0.5%
Boston Properties, L.P. 3.70%, due 11/15/18	$500,000	$518,853
4.125%, due 5/15/21	50,000	54,080
ERP Operating, L.P. 4.50%, due 6/1/45	150,000	161,038
Simon Property Group, L.P. 3.375%, due 3/15/22	400,000	423,114
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	132,308

		1,289,393

Retail 0.7%
CVS Health Corp. 6.25%, due 6/1/27	175,000	216,633
Home Depot, Inc. (The) 5.875%, due 12/16/36	250,000	331,283
Lowe’s Cos., Inc. 6.65%, due 9/15/37	100,000	139,726
6.875%, due 2/15/28	150,000	202,740
Macy’s Retail Holdings, Inc. 2.875%, due 2/15/23	250,000	240,500
McDonald’s Corp. 3.70%, due 1/30/26	250,000	264,591
Wal-Mart Stores, Inc. 6.50%, due 8/15/37	175,000	249,863

		1,645,336

Software 0.7%
Fiserv, Inc. 3.50%, due 10/1/22	100,000	105,306
Microsoft Corp. 3.00%, due 10/1/20	300,000	316,236
3.125%, due 11/3/25	350,000	366,721
Oracle Corp. 2.95%, due 5/15/25	350,000	357,454
5.00%, due 7/8/19	400,000	437,220

		1,582,937

Telecommunications 1.7%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	200,000	205,078
AT&T, Inc. 4.35%, due 6/15/45	300,000	275,210
4.55%, due 3/9/49 (b)	6,000	5,651
5.20%, due 3/15/20	250,000	275,372
6.30%, due 1/15/38	300,000	348,042
Cisco Systems, Inc. 4.45%, due 1/15/20	250,000	272,005
Deutsche Telekom International Finance B.V. 6.00%, due 7/8/19	250,000	277,759

	Principal Amount	Value
Telecommunications (continued)
Embarq Corp. 7.995%, due 6/1/36	$200,000	$203,000
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	119,312
Orange S.A. 9.00%, due 3/1/31	250,000	392,486
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	245,504
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	126,440
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	284,102
Verizon Communications, Inc. 2.45%, due 11/1/22	100,000	100,000
4.672%, due 3/15/55	313,000	305,131
4.862%, due 8/21/46	265,000	280,682
5.85%, due 9/15/35	88,000	104,625
Vodafone Group PLC 6.15%, due 2/27/37	125,000	148,741
7.875%, due 2/15/30	100,000	137,316

		4,106,456

Transportation 0.8%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	300,000	382,811
6.20%, due 8/15/36	50,000	66,803
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	141,800
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	145,365
FedEx Corp. 3.20%, due 2/1/25	400,000	415,431
8.00%, due 1/15/19	50,000	56,922
Norfolk Southern Corp. 2.903%, due 2/15/23	106,000	108,650
4.837%, due 10/1/41	128,000	144,595
Union Pacific Corp. 2.75%, due 3/1/26	300,000	306,219
4.163%, due 7/15/22	150,000	167,613

		1,936,209

Water 0.1%
American Water Capital Corp. 4.30%, due 12/1/42	200,000	218,909
United Utilities PLC 5.375%, due 2/1/19	100,000	106,004

		324,913

Total Corporate Bonds (Cost $53,545,286)		58,222,762

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Foreign Government Bonds 2.2%
Foreign Governments 2.2%
Colombia Government International Bond 4.00%, due 2/26/24	$300,000	$312,000
5.00%, due 6/15/45	200,000	203,000
Italy Government International Bond 6.875%, due 9/27/23	375,000	462,592
♦Mexico Government International Bond 4.00%, due 10/2/23	1,000,000	1,051,000
4.75%, due 3/8/44	500,000	498,750
Panama Government International Bond 5.20%, due 1/30/20	375,000	412,969
Peruvian Government International Bond 7.35%, due 7/21/25	275,000	376,062
Philippine Government International Bond 4.20%, due 1/21/24	625,000	698,490
Poland Government International Bond 3.00%, due 3/17/23	150,000	154,365
5.125%, due 4/21/21	200,000	225,856
Province of Ontario 4.00%, due 10/7/19	225,000	241,396
Province of Quebec Series NJ 7.50%, due 7/15/23	302,000	394,795

Total Foreign Government Bonds (Cost $4,756,054)		5,031,275

Mortgage-Backed Securities 2.2%
Agency (Collateralized Mortgage Obligations) 0.7%
♦FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2 3.30%, due 4/25/23 (a)	800,000	864,487
Series K039, Class A2 3.303%, due 7/25/24	800,000	865,346

		1,729,833

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.5%
CD Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322%, due 12/11/49	318,191	319,256
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	500,000	542,996
COMM Mortgage Trust Series 2014-CR17, Class A5 3.977%, due 5/10/47	700,000	767,432
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A4 5.44%, due 6/12/47	567,455	568,947

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46 (a)	$1,200,000	$1,331,804

		3,530,435

Total Mortgage-Backed Securities (Cost $4,860,233)		5,260,268

Municipal Bonds 1.2%
Arizona 0.5%
Salt River Project Agricultural Improvement & Power District, Electric System Revenue 4.839%, due 1/1/41	1,000,000	1,238,770

Connecticut 0.2%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	600,950

Texas 0.5%
Texas Transportation Commission, State Highway Fund 5.178%, due 4/1/30	900,000	1,126,431

Total Municipal Bonds (Cost $2,568,675)		2,966,151

U.S. Government & Federal Agencies 64.9%
♦Federal Home Loan Mortgage Corporation 0.9%
2.375%, due 1/13/22	1,000,000	1,044,606
3.75%, due 3/27/19	1,100,000	1,171,692

		2,216,298

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.0%
2.37%, due 12/1/41 (a)	193,572	199,859
2.50%, due 5/1/28 TBA (d)	100,000	102,891
2.50%, due 6/1/28	892,872	920,044
2.50%, due 1/1/31	447,098	460,443
3.00%, due 2/1/27	191,576	201,068
3.00%, due 9/1/30	919,285	962,294
3.00%, due 7/1/43	239,022	246,466
3.00%, due 8/1/43	1,484,799	1,531,172
3.00%, due 12/1/43 TBA (d)	300,000	309,228
3.00%, due 4/1/45	528,526	544,576
3.00%, due 5/1/45	177,433	182,821
3.00%, due 4/1/46	192,554	198,402
3.00%, due 7/1/46	195,004	200,925
3.00%, due 9/1/46	298,656	307,725

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 10/1/46	$299,287	$308,375
3.50%, due 4/1/26	256,701	271,119
3.50%, due 4/1/32	509,143	540,680
3.50%, due 4/1/41	169,511	178,489
3.50%, due 3/1/42	281,626	296,571
3.50%, due 4/1/42	404,512	425,830
3.50%, due 7/1/44	165,104	173,241
3.50%, due 2/1/45	97,257	102,050
3.50%, due 9/1/45	2,670,175	2,801,778
3.50%, due 3/1/46	92,491	97,049
3.50%, due 4/1/46	282,106	296,078
3.50%, due 6/1/46	198,976	209,035
4.00%, due 8/1/18	41,938	43,275
4.00%, due 6/1/24	102,220	108,460
4.00%, due 2/1/31	141,401	152,536
4.00%, due 7/1/39	393,114	421,216
4.00%, due 12/1/40	799,030	858,251
4.00%, due 2/1/41	184,790	198,441
4.00%, due 5/1/44	802,975	858,401
4.00%, due 8/1/45	266,665	285,073
4.00%, due 9/1/45	85,522	91,425
4.50%, due 5/1/25	80,980	87,194
4.50%, due 7/1/30	108,391	118,524
4.50%, due 6/1/34	84,134	92,043
4.50%, due 6/1/35	58,618	64,241
4.50%, due 8/1/35	76,015	83,176
4.50%, due 7/1/39	6,997	7,653
4.50%, due 8/1/39	137,250	150,596
4.50%, due 1/1/40	384,207	421,565
4.50%, due 8/1/40	341,949	375,155
4.50%, due 2/1/41	6,981	7,651
4.50%, due 1/1/44	108,727	118,819
5.00%, due 1/1/25	64,932	69,155
5.00%, due 8/1/35	455,750	508,150
5.00%, due 6/1/37	95,169	105,375
5.00%, due 2/1/41	144,526	159,760
5.499%, due 10/1/36 (a)	39,306	40,833
5.50%, due 2/1/18	9,214	9,327
5.50%, due 3/1/23	16,598	18,049
5.50%, due 6/1/23	56,090	61,681
5.50%, due 11/1/27	60,158	67,551
5.50%, due 9/1/35	76,067	86,842
5.50%, due 4/1/37	192,043	217,951
5.50%, due 4/1/38	68,565	77,965
5.50%, due 8/1/38	60,759	68,864
6.00%, due 8/1/17	3,794	3,817
6.00%, due 6/1/21	12,775	13,656
6.00%, due 9/1/21	15,666	16,510
6.00%, due 11/1/22	18,667	20,276

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.00%, due 12/1/39	$94,511	$108,039
6.00%, due 5/1/40	222,690	257,107
6.50%, due 4/1/17	77	77
6.50%, due 5/1/17	932	936
6.50%, due 11/1/25	6,955	7,968
6.50%, due 5/1/26	807	924
6.50%, due 3/1/27	3,255	3,729
6.50%, due 5/1/31	2,819	3,230
6.50%, due 8/1/31	2,047	2,402
6.50%, due 1/1/32	20,607	24,457
6.50%, due 3/1/32	13,567	15,543
6.50%, due 4/1/32	8,917	10,487
6.50%, due 7/1/32	13,229	15,156
6.50%, due 1/1/34	35,066	40,173
6.50%, due 1/1/37	49,686	59,712
6.50%, due 9/1/37	19,601	22,455
7.00%, due 4/1/26	2,231	2,555
7.00%, due 7/1/26	246	275
7.00%, due 12/1/27	3,150	3,555
7.00%, due 1/1/30	1,165	1,232
7.00%, due 3/1/31	21,462	24,054
7.00%, due 10/1/31	4,543	5,457
7.00%, due 3/1/32	17,017	19,700
7.00%, due 9/1/33	113,920	130,691
7.00%, due 11/1/36	17,660	21,022
7.00%, due 12/1/37	74,202	91,845
7.50%, due 1/1/26	499	572
7.50%, due 2/1/32	12,991	15,501
8.00%, due 7/1/26	119	144

		19,046,664

♦Federal National Mortgage Association 1.3%
1.00%, due 12/28/17	650,000	650,029
1.00%, due 10/24/19	500,000	498,232
1.625%, due 1/21/20	500,000	507,936
5.375%, due 6/12/17	600,000	617,618
6.21%, due 8/6/38	475,000	723,545

		2,997,360

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.3%
2.277%, due 12/1/41 (a)	334,238	351,823
2.50%, due 2/1/23	189,778	195,441
2.50%, due 2/1/28	409,260	421,507
2.50%, due 5/1/28	607,426	625,550
2.50%, due 9/1/28	742,003	764,143
2.50%, due 12/1/28 TBA (d)	100,000	102,898
2.50%, due 6/1/31	196,313	202,171
2.50%, due 5/1/43	240,240	240,898
3.00%, due 8/1/21	241,336	252,662
3.00%, due 11/1/23	175,862	184,115

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 12/1/24	$94,847	$99,298
3.00%, due 2/1/29	395,359	413,913
3.00%, due 8/1/30	736,753	771,330
3.00%, due 4/1/31	190,731	199,700
3.00%, due 4/1/35	483,674	503,603
3.00%, due 6/1/36	478,710	497,934
3.00%, due 7/1/43	1,405,152	1,449,631
3.00%, due 8/1/43	1,357,913	1,400,775
3.00%, due 9/1/43	860,551	887,793
3.00%, due 3/1/44 TBA (d)	900,000	926,578
3.00%, due 9/1/45	272,937	281,240
3.00%, due 3/1/46	98,859	101,866
3.00%, due 7/1/46	196,034	201,997
3.00%, due 9/1/46	698,773	720,028
3.50%, due 2/1/21	96,484	101,634
3.50%, due 11/1/25	399,449	421,122
3.50%, due 11/1/27	94,988	100,564
3.50%, due 7/1/29	117,852	124,143
3.50%, due 5/1/31	253,378	267,577
3.50%, due 12/1/40	418,472	441,159
3.50%, due 1/1/41	249,058	262,595
3.50%, due 12/1/41	611,216	644,111
3.50%, due 3/1/42	504,871	531,707
3.50%, due 10/1/43	1,893,512	1,987,410
3.50%, due 8/1/45	1,766,559	1,854,162
3.50%, due 10/1/45	167,755	176,074
3.50%, due 11/1/45	217,730	228,528
3.50%, due 1/1/46	377,432	396,149
3.50%, due 2/1/46	200,000	209,918
3.50%, due 3/1/46	180,285	189,225
3.50%, due 4/1/46	250,950	263,407
4.00%, due 3/1/22	90,669	94,720
4.00%, due 3/1/25	207,642	220,669
4.00%, due 6/1/30	52,604	56,899
4.00%, due 1/1/31	130,886	141,250
4.00%, due 6/1/39	333,201	356,611
4.00%, due 12/1/39	404,659	433,089
4.00%, due 7/1/40	268,813	287,764
4.00%, due 9/1/40	1,074,370	1,152,045
4.00%, due 3/1/41	559,961	601,308
4.00%, due 11/1/44	555,008	594,002
4.00%, due 1/1/45	306,701	328,249
4.00%, due 11/1/45	189,505	202,824
4.00%, due 12/1/45	184,120	197,056
4.00%, due 6/1/46	587,792	629,578
4.00%, due 7/1/46	200,001	214,265
4.50%, due 5/1/19	2,235	2,308
4.50%, due 11/1/22	3,563	3,714
4.50%, due 2/1/23	13,303	13,785

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 3/1/23	$13,390	$14,434
4.50%, due 6/1/23	123,087	131,077
4.50%, due 4/1/24	44,137	45,378
4.50%, due 3/1/30	135,053	147,918
4.50%, due 3/1/40	1,008,127	1,116,872
4.50%, due 4/1/41	171,588	185,483
4.50%, due 9/1/41	164,310	180,209
4.50%, due 8/1/44	298,678	326,809
4.50%, due 11/1/44	97,513	106,795
5.00%, due 3/1/21	3,691	3,819
5.00%, due 4/1/23	37,745	40,278
5.00%, due 7/1/23	32,122	34,435
5.00%, due 8/1/23	25,542	26,191
5.00%, due 1/1/24	52,624	56,099
5.00%, due 6/1/25	218,950	242,153
5.00%, due 7/1/35	147,769	164,864
5.00%, due 8/1/35	146,891	163,074
5.00%, due 7/1/37	437,789	488,944
5.00%, due 8/1/38	176,220	195,559
5.50%, due 8/1/17	622	627
5.50%, due 7/1/22	62,943	66,673
5.50%, due 11/1/23	18,165	19,478
5.50%, due 4/1/30	93,774	106,023
5.50%, due 12/1/34	164,142	186,748
5.50%, due 5/1/35	97,364	110,201
5.50%, due 6/1/35	29,352	33,414
5.50%, due 8/1/35	24,201	27,258
5.50%, due 11/1/36	37,607	42,507
5.50%, due 8/1/37	340,678	387,468
5.50%, due 2/1/39	54,179	61,541
5.50%, due 7/1/40	121,134	138,104
6.00%, due 9/1/17	665	666
6.00%, due 7/1/36	57,897	66,562
6.00%, due 12/1/36	22,874	26,199
6.00%, due 4/1/37	68,279	78,337
6.00%, due 7/1/37	203,108	232,492
6.00%, due 8/1/37	29,131	33,346
6.00%, due 12/1/37	96,896	111,051
6.00%, due 2/1/38	132,172	151,428
6.50%, due 8/1/32	37,066	42,625
6.50%, due 8/1/35	14,311	16,458
6.50%, due 7/1/36	72,386	83,922
6.50%, due 8/1/36	11,976	13,772
6.50%, due 9/1/36	13,361	15,366
6.50%, due 10/1/36	28,016	32,218
6.50%, due 11/1/36	21,146	24,318
6.50%, due 8/1/37	3,213	3,695
6.50%, due 10/1/37	1,082	1,285
6.50%, due 11/1/37	9,948	11,441
6.50%, due 12/1/37	20,123	23,166

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 2/1/38	$110,804	$128,220
7.00%, due 10/1/37	1,309	1,606
7.00%, due 11/1/37	98,475	110,041
7.50%, due 7/1/30	4,251	4,411
7.50%, due 7/1/31	20,945	23,797
8.00%, due 1/1/25	91	92
8.00%, due 6/1/25	90	102
8.00%, due 9/1/25	562	632
8.00%, due 9/1/26	2,408	2,677
8.00%, due 10/1/26	267	269
8.00%, due 11/1/26	364	373
8.00%, due 4/1/27	898	1,040
8.00%, due 6/1/27	421	423
8.00%, due 12/1/27	3,296	3,307
8.00%, due 1/1/28	20,681	23,337

		31,645,622

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.3%
3.00%, due 1/20/43	333,481	348,862
3.00%, due 8/15/43	139,872	145,641
3.00%, due 8/20/43	1,623,533	1,698,559
3.00%, due 9/15/43	282,393	294,040
3.00%, due 11/15/44 TBA (d)	1,300,000	1,354,234
3.00%, due 3/20/45	175,121	182,664
3.00%, due 7/20/45	788,839	822,812
3.50%, due 4/15/43	443,461	472,062
3.50%, due 8/20/43	1,018,078	1,083,410
3.50%, due 11/20/43	962,818	1,024,609
3.50%, due 7/1/44 TBA (d)	100,000	105,906
3.50%, due 4/20/45	356,711	377,895
3.50%, due 7/20/45	188,020	199,205
3.50%, due 12/20/45	3,045,114	3,226,738
3.50%, due 1/20/46	275,398	291,839
3.50%, due 4/20/46	193,402	204,995
4.00%, due 9/15/25	254,676	269,938
4.00%, due 9/15/40	228,758	245,596
4.00%, due 12/15/41	298,341	320,933
4.00%, due 1/20/42	787,865	848,139
4.00%, due 10/20/43	171,653	184,208
4.00%, due 8/20/44	777,237	832,781
4.00%, due 9/20/44	447,472	479,449
4.00%, due 4/20/45	150,614	161,373
4.00%, due 12/20/45	87,632	93,892
4.00%, due 1/20/46	90,139	96,578
4.00%, due 2/20/46	94,909	101,692
4.50%, due 11/15/24	133,337	143,562
4.50%, due 4/15/39	280,960	310,239
4.50%, due 5/20/39	361,239	394,046

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 6/20/40	$130,655	$144,156
4.50%, due 9/15/40	232,079	258,839
4.50%, due 10/20/40	138,128	152,405
4.50%, due 7/20/41	219,462	240,837
4.50%, due 8/20/43	108,577	117,105
4.50%, due 9/20/43	136,724	147,654
5.00%, due 4/20/33	44,142	49,534
5.00%, due 8/15/33	28,067	31,185
5.00%, due 6/20/36	3,390	3,762
5.00%, due 8/15/39	295,936	334,228
5.00%, due 9/20/40	511,431	567,414
5.50%, due 3/15/33	230,621	265,234
5.50%, due 7/20/34	45,229	51,270
5.50%, due 12/20/35	84,029	94,645
6.00%, due 3/20/29	13,562	15,542
6.00%, due 1/15/32	30,786	35,259
6.00%, due 12/15/32	7,449	8,719
6.00%, due 3/20/33	75,421	88,686
6.00%, due 2/15/34	94,602	111,038
6.00%, due 1/20/35	36,661	43,081
6.00%, due 6/15/35	31,500	36,034
6.00%, due 9/15/35	104,002	123,478
6.50%, due 3/20/31	9,369	11,079
6.50%, due 1/15/32	12,413	14,508
6.50%, due 6/15/35	794	927
6.50%, due 1/15/36	52,925	60,837
6.50%, due 9/15/36	33,752	38,798
6.50%, due 9/15/37	39,268	45,138
6.50%, due 10/15/37	11,274	12,959
6.50%, due 11/15/38	208,356	239,503
7.00%, due 2/15/26	450	452
7.00%, due 6/15/29	472	480
7.00%, due 12/15/29	1,874	2,264
7.00%, due 5/15/31	1,852	2,056
7.00%, due 8/15/31	3,200	3,237
7.00%, due 8/20/31	16,359	20,204
7.00%, due 8/15/32	19,008	23,299
7.50%, due 10/15/26	528	529
7.50%, due 11/15/26	979	1,015
7.50%, due 1/15/30	12,845	13,641
7.50%, due 10/15/30	4,232	4,433
7.50%, due 3/15/32	12,551	15,609
8.00%, due 6/15/26	97	110
8.00%, due 10/15/26	116	127
8.00%, due 5/15/27	83	85
8.00%, due 7/15/27	253	272
8.00%, due 9/15/27	228	255
8.00%, due 11/15/30	9,710	11,258
8.50%, due 7/15/26	653	745
8.50%, due 11/15/26	4,822	4,907

		19,764,729

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦United States Treasury Bonds 4.1%
2.50%, due 2/15/46	$950,000	$932,151
2.50%, due 5/15/46	1,175,000	1,153,474
2.875%, due 8/15/45	1,270,000	1,345,804
3.00%, due 11/15/44	1,485,000	1,612,965
3.00%, due 11/15/45	875,000	949,990
3.375%, due 5/15/44	750,000	872,900
4.50%, due 2/15/36	2,200,000	2,991,226

		9,858,510

♦United States Treasury Notes 29.0%
0.50%, due 1/31/17	900,000	900,466
0.625%, due 12/31/16	400,000	400,238
0.625%, due 6/30/18	500,000	498,418
0.75%, due 12/31/17	7,975,000	7,974,689
0.75%, due 7/31/18	250,000	249,629
0.75%, due 8/31/18	250,000	249,551
0.75%, due 9/30/18	2,000,000	1,995,704
0.75%, due 7/15/19	1,000,000	994,141
0.75%, due 8/15/19	1,400,000	1,391,141
0.875%, due 4/15/19	900,000	898,558
0.875%, due 9/15/19	2,250,000	2,242,177
1.00%, due 3/15/18	1,300,000	1,303,961
1.00%, due 9/15/18	5,200,000	5,211,986
1.00%, due 10/15/19	2,075,000	2,075,081
1.125%, due 2/28/21	500,000	497,149
1.125%, due 6/30/21	2,325,000	2,305,382
1.125%, due 7/31/21	525,000	520,283
1.125%, due 10/31/21	250,000	249,229
1.25%, due 12/15/18	1,325,000	1,334,316
1.25%, due 1/31/20	5,350,000	5,380,720
1.25%, due 7/31/23	800,000	782,125
1.375%, due 3/31/20	4,750,000	4,793,234
1.375%, due 1/31/21	1,425,000	1,431,903
1.375%, due 4/30/21	300,000	301,067
1.375%, due 5/31/21	300,000	301,137
1.375%, due 6/30/23	1,475,000	1,454,949
1.375%, due 9/30/23	475,000	467,504
1.50%, due 1/31/22	3,000,000	3,015,117
1.50%, due 2/28/23	425,000	423,473
1.50%, due 3/31/23	350,000	348,564
1.50%, due 8/15/26	2,525,000	2,449,644
1.625%, due 4/30/23	600,000	601,781
1.625%, due 5/31/23	650,000	651,574
1.625%, due 5/15/26	1,325,000	1,301,399
1.75%, due 3/31/22	1,150,000	1,169,046
1.75%, due 1/31/23	1,350,000	1,365,926
1.875%, due 5/31/22	1,000,000	1,022,578
1.875%, due 8/31/22	2,300,000	2,348,875
1.875%, due 10/31/22	800,000	816,562
2.00%, due 2/15/25	590,000	601,293

	Principal Amount	Value
United States Treasury Notes (continued)
2.125%, due 6/30/21	$2,750,000	$2,850,763
2.125%, due 12/31/21	600,000	622,031
2.125%, due 5/15/25	1,485,000	1,526,881
2.25%, due 7/31/21	600,000	625,195
2.25%, due 11/15/25	1,030,000	1,068,222

		69,013,662

Total U.S. Government & Federal Agencies (Cost $151,663,301)		154,542,845

Total Long-Term Bonds (Cost $218,973,048)		227,606,564

	Shares
Exchange-Traded Fund 3.7% (e)
♦iShares 1-3 Year Credit Bond ETF	84,420	8,910,531

Total Exchange-Traded Fund (Cost $8,913,369)		8,910,531

	Principal Amount
Short-Term Investment 2.2%
Repurchase Agreement 2.2%
RBC Capital Markets 0.29%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $5,215,042 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 8/31/21, with a Principal Amount of $5,147,600 and a Market Value of $5,319,376)	$5,215,000	5,215,000

Total Short-Term Investment (Cost $5,215,000)		5,215,000

Total Investments (Cost $233,101,417) (f)	101.6%	241,732,095
Other Assets, Less Liabilities	(1.6)	(3,745,327)
Net Assets	100.0%	$237,986,768

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2016.

(d)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

amount and maturity date will be determined upon settlement. As of October 31, 2016, the total net market value of these securities was $2,901,735, which represented 1.2% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(f)	As of October 31, 2016, cost was $233,315,056 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$9,126,819
Gross unrealized depreciation	(709,780)

Net unrealized appreciation	$8,417,039

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	21	December 2016	$4,580,953	$(7,623)
5-Year United States Treasury Note	13	December 2016	1,570,360	(9,188)
10-Year United States Treasury Ultra Note	5	December 2016	707,578	(15,956)
United States Treasury Bond	(28)	December 2016	(4,556,125)	229,143
United States Treasury Ultra Bond	28	December 2016	4,926,250	(328,233)

			$7,229,016	$(131,857)

1.	As of October 31, 2016, cash in the amount of $81,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,583,263	$—	$1,583,263
Corporate Bonds	—	58,222,762	—	58,222,762
Foreign Government Bonds	—	5,031,275	—	5,031,275
Mortgage-Backed Securities	—	5,260,268	—	5,260,268
Municipal Bonds	—	2,966,151	—	2,966,151
U.S. Government & Federal Agencies	—	154,542,845	—	154,542,845

Total Long-Term Bonds	—	227,606,564	—	227,606,564

Exchange-Traded Fund	8,910,531	—	—	8,910,531
Short-Term Investment
Repurchase Agreement	—	5,215,000	—	5,215,000

Total Investments in Securities	8,910,531	232,821,564	—	241,732,095

Other Financial Instruments
Futures Contracts (b)	229,143	—	—	229,143

Total Investments in Securities and Other Financial Instruments	$9,139,674	$232,821,564	$—	$241,961,238

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(361,000)	$—	$—	$(361,000)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $233,101,417)	$241,732,095
Cash collateral on deposit at broker	81,000
Cash	920
Receivables:
Investment securities sold	3,408,347
Dividends and interest	1,270,613
Fund shares sold	55,617
Variation margin on futures contracts	13,875
Other assets	13,179

Total assets	246,575,646

Liabilities
Payables:
Investment securities purchased	8,232,824
Fund shares redeemed	147,818
Transfer agent (See Note 3)	67,888
Custodian	47,298
Manager (See Note 3)	37,808
Shareholder communication	14,577
Professional fees	13,874
NYLIFE Distributors (See Note 3)	8,995
Trustees	720
Accrued expenses	4,601
Dividend payable	12,475

Total liabilities	8,588,878

Net assets	$237,986,768

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,605
Additional paid-in capital	227,360,334

227,381,939
Undistributed net investment income	220,405
Accumulated net realized gain (loss) on investments and futures transactions	1,885,603
Net unrealized appreciation (depreciation) on investments and futures contracts	8,498,821

Net assets	$237,986,768

Class A
Net assets applicable to outstanding shares	$36,821,771

Shares of beneficial interest outstanding	3,345,803

Net asset value per share outstanding	$11.01
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.35

Investor Class
Net assets applicable to outstanding shares	$5,380,558

Shares of beneficial interest outstanding	486,433

Net asset value per share outstanding	$11.06
Maximum sales charge (3.00% of offering price)	0.34

Maximum offering price per share outstanding	$11.40

Class I
Net assets applicable to outstanding shares	$195,784,439

Shares of beneficial interest outstanding	17,773,081

Net asset value and offering price per share outstanding	$11.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$7,042,844
Dividends	72,356

Total income	7,115,200

Expenses
Manager (See Note 3)	644,694
Transfer agent (See Note 3)	407,091
Distribution/Service—Class A (See Note 3)	93,857
Distribution/Service—Investor Class (See Note 3)	12,538
Professional fees	75,948
Custodian	66,427
Registration	46,665
Shareholder communication	33,022
Trustees	6,677
Miscellaneous	14,008

Total expenses before waiver/reimbursement	1,400,927
Expense waiver/reimbursement from Manager (See Note 3)	(213,076)
Reimbursement from custodian (a)	(194,513)

Net expenses	993,338

Net investment income (loss)	6,121,862

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	1,934,319
Futures transactions	82,505

Net realized gain (loss) on investments and futures transactions	2,016,824

Net change in unrealized appreciation (depreciation) on:
Investments	1,235,579
Futures contracts	(131,857)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,103,722

Net realized and unrealized gain (loss) on investments and futures transactions	3,120,546

Net increase (decrease) in net assets resulting from operations	$9,242,408

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,121,862	$7,590,474
Net realized gain (loss) on investments and futures transactions	2,016,824	3,254,176
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,103,722	(5,586,030)

Net increase (decrease) in net assets resulting from operations	9,242,408	5,258,620

Dividends and distributions to shareholders:
From net investment income:
Class A	(828,444)	(905,042)
Investor Class	(102,466)	(97,279)
Class I	(5,502,325)	(7,318,934)

	(6,433,235)	(8,321,255)

From net realized gain on investments:
Class A	(396,039)	(122,948)
Investor Class	(47,068)	(14,071)
Class I	(2,510,489)	(853,621)

	(2,953,596)	(990,640)

Total dividends and distributions to shareholders	(9,386,831)	(9,311,895)

Capital share transactions:
Net proceeds from sale of shares	62,935,990	108,660,807
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,221,010	9,086,914
Cost of shares redeemed	(121,922,439)	(163,594,373)

Increase (decrease) in net assets derived from capital share transactions	(49,765,439)	(45,846,652)

Net increase (decrease) in net assets	(49,909,862)	(49,899,927)

Net Assets
Beginning of year	287,896,630	337,796,557

End of year	$237,986,768	$287,896,630

Undistributed net investment income at end of year	$220,405	$501,721

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.99		$11.12	$10.98	$11.60	$11.66

Net investment income (loss)	0.23		0.23	0.23	0.18	0.22
Net realized and unrealized gain (loss) on investments	0.14		(0.08)	0.15	(0.39)	0.28

Total from investment operations	0.37		0.15	0.38	(0.21)	0.50

Less dividends and distributions:
From net investment income	(0.24)		(0.25)	(0.24)	(0.18)	(0.22)
From net realized gain on investments	(0.11)		(0.03)	—	(0.23)	(0.34)

Total dividends and distributions	(0.35)		(0.28)	(0.24)	(0.41)	(0.56)

Net asset value at end of year	$11.01		$10.99	$11.12	$10.98	$11.60

Total investment return (a)	3.50%		1.34%	3.51%	(1.82%)	4.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.09	%(b)	2.00%	2.10%	1.58%	1.86%
Net expenses	0.67	%(c)	0.74%	0.74%	0.79%	0.82%
Portfolio turnover rate (d)	89%		155%	131%	154%	174%
Net assets at end of year (in 000’s)	$36,822		$38,662	$42,368	$52,658	$77,156

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.75%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 76%, 90%, 56%, 63% and 142% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.04		$11.17	$11.03	$11.65	$11.71

Net investment income (loss)	0.21		0.21	0.21	0.17	0.21
Net realized and unrealized gain (loss) on investments	0.14		(0.08)	0.15	(0.39)	0.28

Total from investment operations	0.35		0.13	0.36	(0.22)	0.49

Less dividends and distributions:
From net investment income	(0.22)		(0.23)	(0.22)	(0.17)	(0.21)
From net realized gain on investments	(0.11)		(0.03)	—	(0.23)	(0.34)

Total dividends and distributions	(0.33)		(0.26)	(0.22)	(0.40)	(0.55)

Net asset value at end of year	$11.06		$11.04	$11.17	$11.03	$11.65

Total investment return (a)	3.31%		1.16%	3.30%	(1.95%)	4.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92	%(b)	1.82%	1.92%	1.46%	1.76%
Net expenses	0.84	%(c)	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	0.98%		0.98%	0.97%	1.00%	1.04%
Portfolio turnover rate (d)	89%		155%	131%	154%	174%
Net assets at end of year (in 000’s)	$5,381		$4,617	$4,811	$5,563	$6,852

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 76%, 90%, 56%, 63% and 142% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$11.00		$11.13	$10.99	$11.61	$11.67

Net investment income (loss)	0.27		0.26	0.27	0.23	0.26
Net realized and unrealized gain (loss) on investments	0.14		(0.08)	0.15	(0.39)	0.28

Total from investment operations	0.41		0.18	0.42	(0.16)	0.54

Less dividends and distributions:
From net investment income	(0.28)		(0.28)	(0.28)	(0.23)	(0.26)
From net realized gain on investments	(0.11)		(0.03)	—	(0.23)	(0.34)

Total dividends and distributions	(0.39)		(0.31)	(0.28)	(0.46)	(0.60)

Net asset value at end of year	$11.02		$11.00	$11.13	$10.99	$11.61

Total investment return (a)	3.86%		1.69%	3.85%	(1.47%)	4.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43	%(b)	2.33%	2.43%	1.96%	2.25%
Net expenses	0.32	%(c)	0.40%	0.41%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.50%		0.49%	0.49%	0.54%	0.57%
Portfolio turnover rate (d)	89%		155%	131%	154%	174%
Net assets at end of year (in 000’s)	$195,784		$244,618	$290,617	$340,887	$370,596

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 76%, 90%, 56%, 63% and 142% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee under a distributions plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay Indexed Bond Fund

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

29

Notes to Financial Statements (continued)

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

30	MainStay Indexed Bond Fund

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve of the portfolio.

31

Notes to Financial Statements (continued)

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$229,143	$229,143

Total Fair Value		$229,143	$229,143

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(361,000)	$(361,000)

Total Fair Value		$(361,000)	$(361,000)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$82,505	$82,505

Total Realized Gain (Loss)		$82,505	$82,505

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(131,857)	$(131,857)

Total Change in Unrealized Appreciation (Depreciation)		$(131,857)	$(131,857)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long (a)	$11,235,976	$11,235,976
Futures Contracts Short (a)	$(5,093,847)	$(5,093,847)

(a)	Positions were open eleven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended October 31, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments

32	MainStay Indexed Bond Fund

provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $644,694 and waived its fees and/or reimbursed expenses in the amount of $213,076.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $5,514 and $1,524, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $162.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$57,603
Investor Class	19,372
Class I	330,116

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$969,028	$1,231,237	$(12,475)	$8,417,039	$10,604,829

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$30,057	$(30,057)	$—

The reclassifications for the Fund are primarily due to mortgage dollar roll adjustments.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$7,114,015	$8,321,255
Long-Term Capital Gain	2,272,816	990,640
Total	$9,386,831	$9,311,895

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

33

Notes to Financial Statements (continued)

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of U.S. government securities were $206,707 and $242,244, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $19,983 and $37,419, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	878,325	$9,633,824
Shares issued to shareholders in reinvestment of dividends and distributions	107,928	1,178,030
Shares redeemed	(1,154,961)	(12,643,442)

Net increase (decrease) in shares outstanding before conversion	(168,708)	(1,831,588)
Shares converted into Class A (See Note 1)	18,788	206,100
Shares converted from Class A (See Note 1)	(23,299)	(257,508)

Net increase (decrease)	(173,219)	$(1,882,996)

Year ended October 31, 2015:
Shares sold	840,625	$9,350,115
Shares issued to shareholders in reinvestment of dividends and distributions	89,831	997,474
Shares redeemed	(1,220,818)	(13,531,828)

Net increase (decrease) in shares outstanding before conversion	(290,362)	(3,184,239)
Shares converted into Class A (See Note 1)	12,873	142,484
Shares converted from Class A (See Note 1)	(14,973)	(166,323)

Net increase (decrease)	(292,462)	$(3,208,078)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	133,903	$1,476,665
Shares issued to shareholders in reinvestment of dividends and distributions	13,408	147,158
Shares redeemed	(83,516)	(925,101)

Net increase (decrease) in shares outstanding before conversion	63,795	698,722
Shares converted into Investor Class (See Note 1)	23,173	257,508
Shares converted from Investor Class (See Note 1)	(18,695)	(206,100)

Net increase (decrease)	68,273	$750,130

Year ended October 31, 2015:
Shares sold	60,184	$672,866
Shares issued to shareholders in reinvestment of dividends and distributions	9,817	109,513
Shares redeemed	(84,675)	(942,210)

Net increase (decrease) in shares outstanding before conversion	(14,674)	(159,831)
Shares converted into Investor Class (See Note 1)	14,906	166,323
Shares converted from Investor Class (See Note 1)	(12,812)	(142,484)

Net increase (decrease)	(12,580)	$(135,992)

34	MainStay Indexed Bond Fund

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	4,687,213	$51,825,501
Shares issued to shareholders in reinvestment of dividends and distributions	722,955	7,895,822
Shares redeemed	(9,881,343)	(108,353,896)

Net increase (decrease)	(4,471,175)	$(48,632,573)

Year ended October 31, 2015:
Shares sold	8,875,571	$98,637,826
Shares issued to shareholders in reinvestment of dividends and distributions	718,311	7,979,927
Shares redeemed	(13,467,893)	(149,120,335)

Net increase (decrease)	(3,874,011)	$(42,502,582)

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Indexed Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Indexed Bond Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

36	MainStay Indexed Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $2,272,816 as long term capital gain distributions.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

37

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

38	MainStay Indexed Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

39

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

40	MainStay Indexed Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716014 MS316-16	MSIN11-12/16 (NYLIM) NL228

MainStay Total Return Bond Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.14 4.56%	2.24 3.19%	4.32 4.80%	1.08 1.08%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.10 4.81	2.22 3.16	4.25 4.74	1.01 1.01
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.05 3.95	2.03 2.39	3.94 3.94	1.76 1.76
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.95 3.95	2.38 2.38	3.94 3.94	1.76 1.76
Class I Shares	No Sales Charge		4.96	3.54	5.14	0.83
Class R1 Shares[4]	No Sales Charge		4.86	3.43	5.04	0.93
Class R2 Shares[4]	No Sales Charge		4.44	3.15	4.77	1.18
Class R3 Shares[5]	No Sales Charge		4.33	2.92	4.51	1.43
Class R6 Shares[6]	No Sales Charge		5.04	3.56	5.16	0.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above (if any), changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses.
Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on June 29, 2012, include the historical performance of Class I shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R1 and the Class R2 shares would likely have been different.
5.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class I shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on December 29, 2014, include the historical performance of Class I shares through December 28, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R6 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[7]	4.37%	2.90%	4.64%
Average Lipper Core Bond Fund[8]	4.28	2.98	4.21

7.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The Average Lipper Core Bond Fund is representative of funds that invest at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,023.50	$4.68	$1,020.50	$4.67

Investor Class Shares	$1,000.00	$1,024.30	$3.92	$1,021.30	$3.91

Class B Shares	$1,000.00	$1,020.60	$7.72	$1,017.50	$7.71

Class C Shares	$1,000.00	$1,020.60	$7.72	$1,017.50	$7.71

Class I Shares	$1,000.00	$1,025.10	$3.05	$1,022.10	$3.05

Class R1 Shares	$1,000.00	$1,024.60	$3.56	$1,021.60	$3.56

Class R2 Shares	$1,000.00	$1,021.80	$4.83	$1,020.40	$4.82

Class R3 Shares	$1,000.00	$1,022.00	$6.10	$1,019.10	$6.09

Class R6 Shares	$1,000.00	$1,025.50	$2.70	$1,022.50	$2.69

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Class A, 0.77% for Investor Class, 1.52% for Class B and Class C, 0.60% for Class I, 0.70% for Class R1, 0.95% for Class R2, 1.20% for Class R3 and 0.53% for Class R6) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–6.50%, due 2/1/17–6/1/43

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–6.50%, due 1/1/21–8/1/46

3.	United States Treasury Notes, 1.25%–2.50%, due 1/31/20–8/15/25

4.	United States Treasury Bonds, 2.75%–6.25%, due 5/15/30–8/15/45

5.	JPMorgan Chase & Co., 3.375%–5.50%, due 5/1/23–2/1/44
6.	Bank of America Corp., 3.30%–6.30%, due 1/24/22–12/29/49

7.	Goldman Sachs Group, Inc. (The), 3.625%–6.75%, due 1/18/18–10/1/37

8.	Morgan Stanley, 4.875%–5.75%, due 1/25/21–11/24/25

9.	NBC Universal Media LLC, 5.15%–5.95%, due 4/30/20–4/1/41

10.	Citigroup, Inc., 2.50%–5.875%, due 7/29/19–5/6/44

8	MainStay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Total Return Bond Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Total Return Bond Fund returned 4.56% for Class A shares, 4.81% for Investor Class shares and 3.95% for Class B and Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund’s Class I shares returned 4.96%, Class R1 shares returned 4.86%, Class R2 shares returned 4.44%, Class R3 shares1 returned 4.33% and Class R6 shares returned 5.04%. For the 12 months ended October 31, 2016, all share classes except Class B, Class C and Class R3 shares outperformed the 4.37% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes except Class B and Class C shares outperformed the 4.28% return of the Average Lipper3 Core Bond Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s allocation to spread product4 generally affects relative performance when the compensation demanded for credit risk or interest-rate risk rises or falls. In a stressed market where investors seek safe harbors, the market typically demands more compensation for risk, often enabling defensively-postured portfolios to outperform as prices for riskier assets fall. In a market with an appetite for risk, the risk premium for spread product generally falls, frequently leading to tighter spreads, higher prices for risk assets and superior returns for aggressively postured portfolios. We believe that peer funds that were more defensively postured than the Fund, either through reduced commitments to credit risk or longer portfolio durations,5 would likely have been disadvantaged relative to the Fund during the reporting period. We believe that peer funds that were more aggressively postured, with larger commitments to credit-sensitive sectors such as high-yield corporate bonds, would likely have had better performance than the Fund.

The Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index benefited primarily from the following:

•	Overweight positions in credit-related product, such as investment-grade corporate bonds and high-yield corporate bonds, offered a yield advantage from both the securities’ incremental yield and the narrowing of yield spreads.

•	The Fund’s average return for its credit-related product was superior to the return of the credit sector in the Index.

•

The Fund’s concentration of assets near the 10-year maturity point of the U.S. Treasury yield curve[6] contrasted with the more uniform distribution of the Bloomberg Barclays U.S. Aggregate Bond Index. During the reporting period, the Fund benefited from the narrowing of yields between shorter-maturity U.S. Treasury securities and the 10-year maturity yield.

•

Within its residential mortgage-backed position, the Fund emphasized agency pass-through securities[7] with stable cash flow profiles. These securities are collateralized by pools of loans with restrained refinancing incentive, such as smaller-balance loans. In a period of falling mortgage rates, this defense against refinancing enabled the securities to preserve yield by moderating prepayment speeds. Underweighting Ginnie Mae mortgage-backed securities relative to the Index also contributed to the Fund’s relative performance, as prices of Ginnie Mae securities fell because of the potential for faster prepayment speeds on resurgent refinancing activity among borrowers eligible for Federal Housing Administration mortgages.

The primary headwind for the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index was declining U.S. Treasury yields. With its shorter duration, the Fund was less sensitive than the Index and longer-duration peers to this change.

What was the Fund’s duration strategy during the reporting period?

The Fund maintained an intermediate duration during the reporting period. At the end of the reporting period, the Fund had a duration of 5.2 years, which was shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund used positions in U.S. Treasury futures to help keep the Fund’s duration shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. As the reporting period progressed, we closed a portion of the Fund’s U.S. Treasury futures positions to lengthen the Fund’s duration while keeping it shorter than the benchmark’s duration.

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
7.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

The Fund’s duration affected its returns in two ways: through price-sensitivity and yield. Because the Fund’s duration was shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund was less sensitive than its benchmark to changes in U.S. Treasury yields. Accordingly, the short-duration posture detracted from the Fund’s performance relative to the benchmark and longer-duration peers as U.S. Treasury yields fell, on average, during the reporting period. The yield effect was also a performance headwind for the Fund, as the presence of U.S. Treasury futures lowered the Fund’s yield.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment grade and high yield) to have returns superior to those of government-related debt for three reasons. First, we believed that the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain a low short-term interest rate policy. Second, we felt that low interest rates would be likely to spark healthy demand for higher-yielding products. Third, generally improving corporate profitability led us to believe that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, these improving credit fundamentals supported a narrowing of spreads alongside a favorable balance of supply and demand for corporate bonds. In addition, we believed that the strong performance of the stock market would buoy the returns of corporate bonds across the credit-quality spectrum. The prospect of narrowing spreads reinforced the Fund’s decision to invest in corporate bonds at various quality levels, because yields appeared to be favorable and because corporate bond prices generally tend to rise as spreads narrow.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, lower interest rates enabled banks to preserve margins and profitability. Among the Fund’s bank holdings that contributed positively to performance were PNC Bank, Citigroup and JPMorgan Chase. (Contributions take weightings and total returns into account.) Homebuilders and related entities, such as KB Homes and Building Materials Corp. benefited from the upturn in housing. Technology-related credits such as Freescale Semiconductors outperformed on merger potential and healthy momentum among technology stocks. Rebounding prices in iron ore lifted the profitability of companies such as Cliffs Natural Resources, while anti-dumping legislation provided relief to steel producers such as U.S. Steel and AK Steel. Streamlined pricing plans led wireless operators such as Sprint and T-Mobile to win share from wirelines. Pharmaceuticals and biotechnology companies such as Zoetis capitalized on a rapidly advancing state of the art.

On the downside, weak consumer spending patterns and online competition led to sluggish performance among retailers such as Macy’s and Nordstrom, for whom mall traffic is a key source of revenue. Mispricing of risk and mispricing of acquisitions were concerns for the insurance sector, and the Fund’s positions in Liberty Mutual and XL Group detracted from performance. Energy-related entities such as Chesapeake Energy, Icahn Enterprises and Energy Transfer Partners suffered losses because of price volatility. Further downstream, pipeline entities such as Enlink Midstream and Access Midstream also detracted from results.

As discussed earlier, we favored mortgage-backed securities with underlying loans that we believed were less apt to refinance. The stability of these securities’ cash-flow profiles led to better relative performance against the backdrop of declining U.S. Treasury yields and mortgage rates.

Did the Fund make any significant purchases or sales during the reporting period?

The majority of the Fund’s trading activity took the form of relative-value trades in corporate bonds, reinvesting mortgage paydowns and responding to periods of cash contributions and withdrawals. As previously noted, we also extended the Fund’s duration by closing some of its U.S. Treasury futures positions.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings were relatively stable during the reporting period. The Fund did, however, execute a quality-upgrade trade, shifting 2% of its net assets from high-yield corporate bonds to investment-grade corporate bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in investment-grade corporate bonds and high-yield corporate bonds. As of the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures, agency mortgage-backed securities and asset-backed securities. The Fund’s sector allocation committed capital to credit-sensitive sectors and deemphasized sectors that are typically lower yielding, such as U.S. Treasury securities, agency debentures and cash.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Total Return Bond Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Long-Term Bonds 95.7%† Corporate Bonds 58.6%
Aerospace & Defense 0.5%
KLX, Inc. 5.875%, due 12/1/22 (a)	$5,805,000	$5,907,748
TransDigm, Inc. 6.50%, due 7/15/24	475,000	499,938

		6,407,686

Agriculture 1.7%
Altria Group, Inc. 5.375%, due 1/31/44	700,000	853,871
9.25%, due 8/6/19	2,838,000	3,421,961
Bunge, Ltd. Finance Corp. 3.25%, due 8/15/26	3,930,000	3,933,604
Cargill, Inc. 4.307%, due 5/14/21 (a)	3,000,000	3,284,148
6.00%, due 11/27/17 (a)	1,050,000	1,100,925
7.35%, due 3/6/19 (a)	1,340,000	1,514,786
Philip Morris International, Inc. 4.25%, due 11/10/44	3,300,000	3,459,730
4.375%, due 11/15/41	3,175,000	3,368,116
Reynolds American, Inc. 8.125%, due 6/23/19	720,000	837,248

		21,774,389

Auto Manufacturers 1.3%
Ford Motor Co. 7.45%, due 7/16/31	2,095,000	2,752,696
9.215%, due 9/15/21	2,355,000	3,041,979
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	2,580,000	3,038,593
General Motors Financial Co., Inc. 3.15%, due 1/15/20	5,750,000	5,849,153
3.20%, due 7/13/20	1,620,000	1,647,634

		16,330,055

Auto Parts & Equipment 0.5%
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22	450,000	473,063
MPG Holdco I, Inc. 7.375%, due 10/15/22	5,700,000	5,806,875

		6,279,938

Banks 9.8%
♦Bank of America Corp. 3.30%, due 1/11/23	680,000	699,458
4.25%, due 10/22/26	11,900,000	12,503,449
5.125%, due 12/29/49 (b)	2,075,000	2,045,535
5.70%, due 1/24/22	415,000	479,393
6.30%, due 12/29/49 (b)	1,500,000	1,636,725

	Principal Amount		Value
Banks (continued)
Barclays Bank PLC 6.05%, due 12/4/17 (a)		$4,028,000	$4,195,645
Barclays PLC 2.75%, due 11/8/19		3,740,000	3,769,987
♦Citigroup, Inc. 2.50%, due 7/29/19		5,880,000	5,976,056
4.05%, due 7/30/22		580,000	613,010
5.30%, due 5/6/44		3,000,000	3,308,964
5.875%, due 1/30/42		3,489,000	4,387,097
Discover Bank 7.00%, due 4/15/20		1,340,000	1,513,267
8.70%, due 11/18/19		474,000	549,745
♦Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23		2,850,000	2,998,591
5.95%, due 1/18/18		1,000,000	1,052,136
6.15%, due 4/1/18		5,000,000	5,307,720
6.75%, due 10/1/37		5,000,000	6,306,195
♦JPMorgan Chase & Co. 3.375%, due 5/1/23		11,500,000	11,769,756
4.85%, due 2/1/44		7,255,000	8,424,760
5.50%, due 10/15/40		745,000	908,604
Lloyds Banking Group PLC 4.582%, due 12/10/25 (a)		8,183,000	8,315,262
Mellon Capital III 1.875%, due 9/5/66 (b)	GBP	2,400,000	2,734,907
♦Morgan Stanley 4.875%, due 11/1/22		$3,945,000	4,333,030
5.00%, due 11/24/25		4,535,000	5,016,195
5.75%, due 1/25/21		5,000,000	5,668,720
Regions Bank 7.50%, due 5/15/18		392,000	424,787
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24		5,985,000	5,925,449
6.00%, due 12/19/23		280,000	289,026
Santander Bank N.A. 2.00%, due 1/12/18		1,175,000	1,174,586
Wachovia Corp. 5.50%, due 8/1/35		1,220,000	1,391,448
Wells Fargo & Co. 4.65%, due 11/4/44		1,110,000	1,147,314
4.90%, due 11/17/45		215,000	231,118
5.375%, due 11/2/43		1,070,000	1,222,736
5.606%, due 1/15/44		7,240,000	8,489,653
Wells Fargo Bank N.A. 5.85%, due 2/1/37		555,000	681,542

			125,491,866

Beverages 1.5%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21		6,180,000	6,320,366

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	$6,765,000	$7,647,833
Constellation Brands, Inc. 3.875%, due 11/15/19	5,000,000	5,231,250

		19,199,449

Biotechnology 0.5%
Biogen, Inc. 2.90%, due 9/15/20	2,010,000	2,072,875
Gilead Sciences, Inc. 2.55%, due 9/1/20	4,010,000	4,109,737

		6,182,612

Building Materials 0.6%
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	4,940,000	5,106,725
USG Corp. 5.50%, due 3/1/25 (a)	1,960,000	2,087,400

		7,194,125

Chemicals 1.7%
Air Liquide Finance S.A. 1.375%, due 9/27/19 (a)	3,625,000	3,604,160
1.75%, due 9/27/21 (a)	2,470,000	2,438,638
Dow Chemical Co. (The) 9.40%, due 5/15/39	1,000	1,587
Eastman Chemical Co. 2.70%, due 1/15/20	5,320,000	5,419,106
Huntsman International LLC 5.125%, due 11/15/22	4,500,000	4,657,500
WR Grace & Co. 5.125%, due 10/1/21 (a)	5,595,000	5,958,675

		22,079,666

Commercial Services 0.5%
United Rentals North America, Inc. 4.625%, due 7/15/23	1,885,000	1,946,263
7.625%, due 4/15/22	3,750,000	3,987,675

		5,933,938

Computers 1.5%
Apple, Inc. 1.55%, due 8/4/21	2,215,000	2,191,169
3.85%, due 8/4/46	1,605,000	1,562,926
Hewlett Packard Enterprise Co. 3.10%, due 10/5/18 (a)	6,145,000	6,282,802
HP, Inc. 4.65%, due 12/9/21	2,200,000	2,398,132
NCR Corp. 5.00%, due 7/15/22	3,150,000	3,199,203
6.375%, due 12/15/23	2,975,000	3,146,062

		18,780,294

	Principal Amount	Value
Diversified Financial Services 0.4%
Alterra Finance LLC 6.25%, due 9/30/20	$2,900,000	$3,296,363
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,786,444

		5,082,807

Electric 2.1%
Calpine Corp. 5.75%, due 1/15/25	4,595,000	4,468,638
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	3,000,000	3,453,291
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (a)	4,500,000	4,965,084
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	1,375,000	1,409,375
5.00%, due 5/1/18	1,000,000	1,045,000
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,809,810
PPL Capital Funding, Inc. 5.00%, due 3/15/44	1,000,000	1,112,696
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	659,558
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,639,687

		26,563,139

Electronics 0.7%
Honeywell International, Inc. 1.85%, due 11/1/21	6,400,000	6,380,691
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,085,506

		9,466,197

Engineering & Construction 0.2%
SBA Tower Trust 2.933%, due 12/15/42 (a)	3,225,000	3,232,534

Entertainment 0.0%‡
Isle of Capri Casinos, Inc. 8.875%, due 6/15/20	450,000	476,438

Finance—Auto Loans 0.3%
Ally Financial, Inc. 6.25%, due 12/1/17	53,000	54,921
7.50%, due 9/15/20	166,000	187,165
8.00%, due 11/1/31	3,580,000	4,278,100

		4,520,186

Finance—Commercial 0.3%
CIT Group, Inc. 6.625%, due 4/1/18 (a)	3,835,000	4,026,750

Finance—Consumer Loans 0.4%
Springleaf Finance Corp. 6.00%, due 6/1/20	5,000,000	5,043,750

12	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Credit Card 0.4%
Capital One Bank USA N.A. 3.375%, due 2/15/23	$3,046,000	$3,111,318
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,574,744

		4,686,062

Finance—Investment Banker/Broker 0.1%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	275,000	294,103
Jefferies Group LLC 6.45%, due 6/8/27	945,000	1,054,347

		1,348,450

Food 1.8%
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	4,375,000	4,311,217
Mondelez International Holdings Netherlands B.V. 1.625%, due 10/28/19 (a)	4,170,000	4,155,326
2.00%, due 10/28/21 (a)	4,495,000	4,450,409
Tyson Foods, Inc. 5.15%, due 8/15/44	5,000,000	5,647,690
Unilever Capital Corp. 1.375%, due 7/28/21	4,450,000	4,380,322

		22,944,964

Food Services 0.2%
Aramark Services, Inc. 4.75%, due 6/1/26 (a)	1,405,000	1,405,000
5.125%, due 1/15/24 (a)	810,000	848,475
5.75%, due 3/15/20	507,000	521,576

		2,775,051

Health Care—Products 1.0%
Alere, Inc. 6.50%, due 6/15/20	3,405,000	3,448,959
Mallinckrodt International Finance S.A./ Mallinckrodt CB LLC 5.75%, due 8/1/22 (a)	475,000	450,062
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	8,900,000	9,054,958

		12,953,979

Health Care—Services 2.3%
Anthem, Inc. 2.30%, due 7/15/18	7,949,000	8,013,570
4.65%, due 1/15/43	3,895,000	4,127,878
Cigna Corp. 3.25%, due 4/15/25	3,730,000	3,770,023
DaVita, Inc. 5.75%, due 8/15/22	1,775,000	1,819,410
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (a)	2,690,000	2,911,925

	Principal Amount	Value
Health Care—Services (continued)
Fresenius Medical Care U.S. Finance II, Inc. (continued)
6.50%, due 9/15/18 (a)	$65,000	$70,038
Fresenius Medical Care U.S. Finance, Inc. 5.75%, due 2/15/21 (a)	825,000	921,937
6.875%, due 7/15/17	1,250,000	1,287,500
HCA, Inc. 5.00%, due 3/15/24	5,000,000	5,207,500
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	735,000	786,377

		28,916,158

Home Builders 1.7%
CalAtlantic Group, Inc. 5.875%, due 11/15/24	5,820,000	6,212,850
KB Home 7.25%, due 6/15/18	4,700,000	4,982,000
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,764,998
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 6/15/24	3,180,000	3,295,275

		21,255,123

Home Furnishing 0.8%
Whirlpool Corp. (MTN) 4.85%, due 6/15/21	8,850,000	9,867,564

Insurance 3.2%
Genworth Holdings, Inc. 4.90%, due 8/15/23	3,487,000	2,859,340
Hartford Financial Services Group, Inc. (The) 6.00%, due 1/15/19	600,000	651,621
6.10%, due 10/1/41	2,495,000	2,985,158
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	2,020,000	2,181,990
6.50%, due 3/15/35 (a)	335,000	409,973
6.50%, due 5/1/42 (a)	3,675,000	4,480,677
Markel Corp. 3.625%, due 3/30/23	2,515,000	2,574,502
5.00%, due 3/30/43	2,500,000	2,636,455
Protective Life Corp. 6.40%, due 1/15/18	3,050,000	3,200,658
7.375%, due 10/15/19	4,180,000	4,795,990
Prudential Financial, Inc. 7.375%, due 6/15/19	3,550,000	4,059,308
Validus Holdings, Ltd. 8.875%, due 1/26/40	2,570,000	3,502,522
Voya Financial, Inc. 2.90%, due 2/15/18	2,577,000	2,619,456
3.65%, due 6/15/26	1,305,000	1,296,130
XLIT, Ltd. 6.50%, due 10/29/49 (b)	4,475,000	3,431,766

		41,685,546

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Internet 0.4%
Match Group, Inc. 6.75%, due 12/15/22	$4,820,000	$5,127,275

Iron & Steel 1.0%
AK Steel Corp. 7.625%, due 10/1/21	2,525,000	2,512,375
ArcelorMittal 8.00%, due 10/15/39	3,100,000	3,332,500
Cliffs Natural Resources, Inc. 4.875%, due 4/1/21	4,380,000	3,690,150
United States Steel Corp. 7.50%, due 3/15/22	2,950,000	2,824,625

		12,359,650

Leisure Time 0.1%
NCL Corp., Ltd. 5.25%, due 11/15/19 (a)	1,905,000	1,933,575

Lodging 1.7%
MGM Resorts International 6.00%, due 3/15/23	5,000,000	5,412,500
Wyndham Worldwide Corp. 2.50%, due 3/1/18	1,735,000	1,750,948
4.25%, due 3/1/22	6,370,000	6,728,752
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (a)	7,510,000	7,528,775

		21,420,975

Machinery—Construction & Mining 0.0%‡
Terex Corp. 6.00%, due 5/15/21	470,000	478,225

Machinery—Diversified 0.5%
Zebra Technologies Corp. 7.25%, due 10/15/22	6,100,000	6,572,750

Media 3.3%
Charter Communications Operating LLC/Charter Communications Operating Capitall 4.464%, due 7/23/22 (a)	4,000,000	4,260,712
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	405,000	412,493
CSC Holdings LLC 5.50%, due 4/15/27 (a)	1,710,000	1,734,581
6.625%, due 10/15/25 (a)	135,000	146,306
DISH DBS Corp. 4.625%, due 7/15/17	600,000	611,250
5.875%, due 7/15/22	475,000	490,437

	Principal Amount	Value
Media (continued)
iHeartCommunications, Inc. 9.00%, due 9/15/22	$4,925,000	$3,496,750
♦NBC Universal Media LLC 5.15%, due 4/30/20	7,900,000	8,797,701
5.95%, due 4/1/41	4,474,000	5,826,508
Time Warner Cable, Inc. 8.75%, due 2/14/19	7,000,000	8,039,864
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,729,382
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,735,317
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,235,400

		42,516,701

Miscellaneous—Manufacturing 0.8%
Amsted Industries, Inc. 5.375%, due 9/15/24 (a)	5,850,000	5,850,000
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (a)	870,000	822,150
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	5,685,000	4,107,412

		10,779,562

Oil & Gas 1.8%
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (c)(d)(e)	225,000	72,000
Chevron Corp. 1.961%, due 3/3/20	1,855,000	1,875,537
CITGO Petroleum Corp. 6.25%, due 8/15/22 (a)	4,025,000	4,115,562
Continental Resources, Inc. 5.00%, due 9/15/22	5,250,000	5,145,000
Marathon Petroleum Corp. 5.00%, due 9/15/54	2,080,000	1,786,720
6.50%, due 3/1/41	3,480,000	3,756,277
SM Energy Co. 5.00%, due 1/15/24	2,000,000	1,860,000
Valero Energy Corp. 6.625%, due 6/15/37	4,000,000	4,681,220

		23,292,316

Packaging & Containers 0.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (a)	475,000	489,250
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (a)	3,000,000	3,138,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 8.25%, due 2/15/21	475,000	496,257

		4,124,257

14	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 1.0%
Actavis Funding SCS 4.75%, due 3/15/45	$2,435,000	$2,554,149
Zoetis, Inc. 3.25%, due 2/1/23	6,885,000	7,035,616
4.70%, due 2/1/43	2,745,000	2,820,592

		12,410,357

Pipelines 2.9%
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	5,680,000	5,865,486
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	4,130,000	4,108,756
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (a)	2,850,000	2,955,635
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	385,000	416,946
MPLX, L.P. 4.875%, due 6/1/25	7,505,000	7,828,841
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,613,657
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	5,500,000	5,548,125
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 6.25%, due 10/15/22	4,000,000	4,240,000

		36,577,446

Private Equity 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	2,255,000	2,145,069
6.00%, due 8/1/20	2,605,000	2,559,412

		4,704,481

Real Estate 0.5%
ProLogis, L.P. 4.25%, due 8/15/23	5,400,000	5,922,634

Real Estate Investment Trusts 1.6%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	3,325,000	3,606,438
American Tower Corp. 4.50%, due 1/15/18	2,750,000	2,842,975
Crown Castle International Corp. 5.25%, due 1/15/23	126,000	140,794
Iron Mountain, Inc. 5.75%, due 8/15/24	5,425,000	5,560,625
Ventas Realty, L.P. / Ventas Capital Corp. 4.00%, due 4/30/19	2,920,000	3,064,490
4.25%, due 3/1/22	1,370,000	1,483,925

	Principal Amount	Value
Real Estate Investment Trusts (continued)
Welltower, Inc. 3.75%, due 3/15/23	$570,000	$594,235
5.25%, due 1/15/22	2,445,000	2,763,488
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	149,584

		20,206,554

Retail 2.0%
CVS Health Corp. 2.80%, due 7/20/20	6,880,000	7,089,076
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(d)	64,778	72,812
Dollar Tree, Inc. 5.75%, due 3/1/23	3,470,000	3,695,550
L Brands, Inc. 8.50%, due 6/15/19	127,000	147,638
Macy’s Retail Holdings, Inc. 7.45%, due 7/15/17	2,740,000	2,857,973
Nordstrom, Inc. 5.00%, due 1/15/44	1,837,000	1,867,649
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,549,940
QVC, Inc. 4.45%, due 2/15/25	1,535,000	1,514,110
4.85%, due 4/1/24	1,550,000	1,572,393

		25,367,141

Semiconductors 0.3%
NXP B.V. / NXP Funding LLC 4.625%, due 6/1/23 (a)	3,825,000	4,188,375

Software 0.5%
Microsoft Corp. 2.00%, due 8/8/23	3,540,000	3,491,091
MSCI, Inc. 4.75%, due 8/1/26 (a)	2,865,000	2,886,488

		6,377,579

Telecommunications 3.2%
AT&T, Inc. 5.00%, due 3/1/21	6,300,000	6,925,338
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	946,000	1,032,322
Level 3 Financing, Inc. 5.375%, due 1/15/24	2,160,000	2,203,200
5.375%, due 5/1/25	1,845,000	1,872,675
Sprint Capital Corp. 6.875%, due 11/15/28	755,000	694,600
6.90%, due 5/1/19	475,000	499,938
8.75%, due 3/15/32	325,000	329,875
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (a)	3,745,000	3,754,362

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
T-Mobile USA, Inc. 6.375%, due 3/1/25	$500,000	$535,940
6.731%, due 4/28/22	4,500,000	4,702,500
Telecom Italia Capital S.A. 7.721%, due 6/4/38	480,000	529,200
Telefonica Emisiones SAU 4.57%, due 4/27/23	5,110,000	5,593,968
Verizon Communications, Inc. 3.45%, due 3/15/21	785,000	825,828
5.15%, due 9/15/23	9,680,000	11,072,565

		40,572,311

Toys, Games & Hobbies 0.3%
Hasbro, Inc. 5.10%, due 5/15/44	2,045,000	2,147,140
6.35%, due 3/15/40	1,500,000	1,796,470

		3,943,610

Total Corporate Bonds (Cost $734,736,790)		749,374,490

Foreign Government Bond 0.4%
Sovereign 0.4%
Colombia Government International Bond 5.00%, due 6/15/45	4,500,000	4,567,500

Total Foreign Government Bond (Cost $4,641,835)		4,567,500

Mortgage-Backed Securities 0.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.7%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.764%, due 12/25/36 (a)(b)	87,798	75,681
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B 6.093%, due 12/10/49 (f)	3,158,295	3,239,848
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,470,000	2,765,117
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (b)	804,659	812,618
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 5.959%, due 2/15/51 (f)	2,106,109	2,124,496

		9,017,760

	Principal Amount	Value
Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.07%, due 2/25/42 (a)(b)(c)(d)	$299,346	$254,444

Total Mortgage-Backed Securities (Cost $9,313,286)		9,272,204

U.S. Government & Federal Agencies 36.0%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J
8.125%, due 6/25/21	143	156

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 9.7%
2.50%, due 8/1/46	6,405,449	6,394,534
2.755%, due 6/1/35 (b)	83,098	87,896
3.00%, due 6/1/43	7,520,707	7,756,816
3.00%, due 5/1/46	4,903,533	5,052,437
3.00%, due 11/1/46 TBA (g)	4,500,000	4,632,619
3.50%, due 12/1/41	7,287,175	7,671,257
3.50%, due 5/1/42	6,705,129	7,058,636
3.50%, due 2/1/43	6,633,536	6,984,128
3.50%, due 5/1/43	2,760,141	2,919,734
3.50%, due 5/1/44	9,642,995	10,231,231
3.50%, due 5/1/46	6,118,100	6,425,536
4.00%, due 8/1/31	1,791,419	1,933,163
4.00%, due 1/1/41	2,460,150	2,700,700
4.00%, due 2/1/41	4,329,194	4,706,802
4.00%, due 4/1/41	1,142,507	1,239,047
4.00%, due 1/1/42	13,616,767	14,889,640
4.00%, due 6/1/42	4,945,450	5,361,059
4.00%, due 8/1/44	8,305,395	9,062,670
4.50%, due 9/1/39	325,684	364,650
4.50%, due 1/1/40	2,301,592	2,548,014
4.50%, due 12/1/40	1,670,787	1,872,371
4.50%, due 5/1/41	1,624,952	1,793,652
4.50%, due 6/1/41	6,989,590	7,747,251
4.50%, due 8/1/41	3,027,201	3,333,881
5.00%, due 8/1/33	179,899	200,901
5.50%, due 1/1/21	56,026	59,501
5.50%, due 2/1/33	61,512	69,072
5.50%, due 7/1/34	188,866	215,582
5.50%, due 4/1/37	9,043	10,228
5.50%, due 5/1/37	6,524	7,390
5.50%, due 7/1/37	30,141	34,140
5.50%, due 1/1/38	59,849	67,917
6.00%, due 2/1/27	43,343	49,547
6.00%, due 3/1/36	55,615	64,302
6.50%, due 4/1/37	112,550	134,655

		123,680,959

16	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.0%
3.00%, due 4/1/43	$2,274,590	$2,346,658
3.50%, due 2/1/41	6,551,139	6,906,648
3.50%, due 3/1/41	573,434	604,511
3.50%, due 11/1/41	10,395,760	10,949,706
3.50%, due 1/1/42	1,814,325	1,943,612
3.50%, due 3/1/42	3,899,852	4,116,743
3.50%, due 10/1/42	3,147,429	3,340,822
3.50%, due 2/1/43	3,305,319	3,522,924
3.50%, due 3/1/43	6,013,931	6,388,158
3.50%, due 5/1/43	2,721,543	2,867,857
3.50%, due 6/1/43	902,836	958,944
4.00%, due 9/1/31	1,390,763	1,501,017
4.00%, due 11/1/40	1,150,838	1,263,666
4.00%, due 1/1/41	3,026,273	3,311,575
4.00%, due 2/1/41	13,882,436	14,887,167
4.00%, due 3/1/41	3,005,992	3,300,350
4.00%, due 10/1/41	3,791,717	4,163,514
4.00%, due 1/1/42	7,196,646	7,810,471
4.00%, due 2/1/42	1,779,291	1,908,193
4.00%, due 3/1/42	9,540,025	10,351,925
4.00%, due 7/1/42	1,848,662	1,996,968
4.00%, due 9/1/42	4,088,721	4,439,032
4.50%, due 4/1/18	9,935	10,202
4.50%, due 7/1/18	59,036	60,639
4.50%, due 11/1/18	81,030	83,286
4.50%, due 6/1/23	143,254	152,553
4.50%, due 6/1/39	8,556,518	9,403,955
4.50%, due 8/1/39	3,551,548	3,953,029
4.50%, due 9/1/39	3,532,397	3,875,395
4.50%, due 1/1/40	513,363	561,192
4.50%, due 8/1/40	973,239	1,064,158
4.50%, due 9/1/40	7,103,587	7,823,485
4.50%, due 12/1/40	7,082,339	7,846,464
4.50%, due 7/1/41	3,557,016	3,929,233
4.50%, due 8/1/41	1,886,664	2,085,959
4.50%, due 8/1/42	2,024,187	2,239,853
5.00%, due 9/1/17	12,465	12,781
5.00%, due 9/1/20	11,531	11,824
5.00%, due 10/1/20	49,353	51,910
5.00%, due 12/1/20	80,369	85,406
5.00%, due 7/1/33	362,603	403,204
5.00%, due 10/1/33	151,308	168,305
5.00%, due 5/1/35	843,998	938,279
5.00%, due 6/1/35	1,527,080	1,697,254
5.00%, due 7/1/35	139,928	155,161
5.00%, due 1/1/36	172,843	191,795
5.00%, due 2/1/36	1,300,186	1,442,854
5.00%, due 5/1/36	470,808	522,242
5.00%, due 9/1/36	127,484	141,447

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 2/1/17	$1,840	$1,843
5.50%, due 6/1/21	110,475	117,985
5.50%, due 6/1/33	841,585	955,965
5.50%, due 11/1/33	137,192	156,085
5.50%, due 12/1/33	96,766	110,020
5.50%, due 4/1/34	351,191	399,612
5.50%, due 5/1/34	492,800	560,610
5.50%, due 6/1/34	127,298	144,976
5.50%, due 3/1/35	178,059	202,698
5.50%, due 4/1/36	323,914	367,497
5.50%, due 12/1/36	79,901	90,468
5.50%, due 1/1/37	397,231	453,769
5.50%, due 4/1/37	270,973	306,384
5.50%, due 7/1/37	455,130	529,359
5.50%, due 8/1/37	113,120	128,553
5.50%, due 9/1/37	2,777	3,139
6.00%, due 8/1/17	1,802	1,822
6.00%, due 1/1/33	54,508	63,154
6.00%, due 3/1/33	64,909	75,215
6.00%, due 8/1/34	2,223	2,572
6.00%, due 9/1/35	152,707	179,214
6.00%, due 6/1/36	53,908	61,772
6.00%, due 12/1/36	118,061	137,033
6.00%, due 4/1/37	39,290	42,578
6.00%, due 9/1/37	14,651	16,812
6.00%, due 10/1/37	124,349	133,107
6.00%, due 11/1/37	9,980	11,429
6.00%, due 1/1/38	2,465	2,828
6.00%, due 11/1/38	128,800	147,433
6.50%, due 6/1/31	21,364	24,569
6.50%, due 8/1/31	13,121	15,608
6.50%, due 10/1/31	9,193	10,664
6.50%, due 6/1/32	31,630	36,374
6.50%, due 6/1/36	4,925	5,907
6.50%, due 7/1/36	7,941	9,132
6.50%, due 8/1/36	1,433	1,681
6.50%, due 11/1/36	62,005	71,306
6.50%, due 2/1/37	31,530	38,089
6.50%, due 7/1/37	5,522	6,350
6.50%, due 8/1/37	23,959	27,553
6.50%, due 9/1/37	51,968	60,043
6.50%, due 3/1/38	108,234	124,469

		153,628,003

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.4%
4.00%, due 11/20/40	431,746	466,927
4.00%, due 12/20/44	4,068,677	4,359,397
6.00%, due 2/15/29	10,542	12,071
6.00%, due 4/15/29	58,162	68,078
6.00%, due 8/15/32	121,117	142,098

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 7/15/28	$15,511	$17,941
6.50%, due 5/15/29	8,402	9,947

		5,076,459

♦United States Treasury Bonds 5.8%
2.75%, due 11/15/42	3,490,000	3,622,104
2.875%, due 8/15/45	4,462,000	4,728,328
3.00%, due 11/15/44	32,555,000	35,360,329
3.125%, due 8/15/44	14,895,000	16,569,526
5.375%, due 2/15/31	8,650,000	12,286,382
6.25%, due 5/15/30	1,240,000	1,866,345

		74,433,014

♦United States Treasury Notes 8.0%
1.25%, due 1/31/20	16,110,000	16,202,504
2.00%, due 11/30/20	1,450,000	1,494,463
2.00%, due 8/15/25	7,370,000	7,496,381
2.125%, due 8/31/20	14,630,000	15,143,191
2.125%, due 5/15/25	24,525,000	25,216,678
2.25%, due 11/15/24	28,500,000	29,631,108
2.50%, due 5/15/24	7,075,000	7,493,974

		102,678,299

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	735,753

Total U.S. Government & Federal Agencies (Cost $450,278,303)		460,232,643

Total Long-Term Bonds (Cost $1,198,970,214)		1,223,446,837

	Shares
Common Stock 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. (c)(d)(e)	2	1,071

Total Common Stock (Cost $4)		1,071

	Principal Amount	Value

Short-Term Investment 3.4%
Repurchase Agreement 3.4%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $43,263,075 (Collateralized by a United State Treasury Note with a rate of 1.5% and a maturity date of 12/31/18, with a Principal Amount of $43,320,000 and a Market Value of $44,132,250)	$43,263,039	$43,263,039

Total Short-Term Investment (Cost $43,263,039)		43,263,039

Total Investments (Cost $1,242,233,257) (h)	99.1%	1,266,710,947
Other Assets, Less Liabilities	0.9	11,298,722
Net Assets	100.0%	$1,278,009,669

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(c)	Illiquid security—As of October 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $327,515, which represented less than one-tenth of a percent of the Fund’s net assets (Unaudited).

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of these securities was $400,327, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Restricted security. (See Note 2 M)

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2016.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2016, the total net market value of these securities was $4,632,619, which represented 0.4% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	As of October 31, 2016, cost was $1,242,233,557 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$34,021,917
Gross unrealized depreciation	(9,544,527)

Net unrealized appreciation	$24,477,390

18	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank	GBP	2,549,000	$3,133,852	$(13,874)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Pound Sterling vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank	GBP	2,549,000	$3,367,280	247,302
Pound Sterling vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank		2,408,000	2,951,808	(1,863)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$231,565

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(553)	December 2016	$(120,631,766)	$180,688
10-Year United States Treasury Note	(422)	December 2016	(54,701,750)	685,733
United States Treasury Long Bond	52	December 2016	8,461,375	(420,185)

			$(166,872,141)	$446,236

1.	As of October 31, 2016, cash in the amount of $727,645 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

The following abbreviations are used in the preceding pages:

GBP—British Pound Sterling

MTN—Medium Term Note

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds (b)	$—	$749,302,490	$72,000	$749,374,490
Foreign Government Bond	—	4,567,500	—	4,567,500
Mortgage-Backed Securities (c)	—	9,017,760	254,444	9,272,204
U.S. Government & Federal Agencies	—	460,232,643	—	460,232,643

Total Long-Term Bonds	—	1,223,120,393	326,444	1,223,446,837

Common Stock (d)	—	—	1,071	1,071
Short-Term Investment
Repurchase Agreement	—	43,263,039	—	43,263,039

Total Investments in Securities	—	1,266,383,432	327,515	1,266,710,947

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	247,302	—	247,302
Futures Contracts Short (e)	866,421	—	—	866,421

Total Other Financial Instruments	866,421	247,302	—	1,113,723

Total Investments in Securities and Other Financial Instruments	$866,421	$1,266,630,734	$327,515	$1,267,824,670

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forwards Contracts (e)	$—	$(15,737)	$—	$(15,737)
Futures Contracts Long (e)	(420,185)	—	—	(420,185)

Total Other Financial Instruments	$(420,185)	$(15,737)	$—	$(435,922)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $72,000 is held in Oil & Gas within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $254,444 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $1,071 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2016 (a)
Long-Term Bonds
Corporate Bonds
Oil & Gas	$58,500	$—	$—	$13,500	$—	$—	$—	$—	$72,000	$13,500
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	259,712	—	—	12,043	—	(17,311)	—	—	254,444	8,929
Common Stock
Media	869	—	—	202	—	—	—	—	1,071	202

Total	$319,081	$—	$—	$25,745	$—	$(17,311)	$—	$—	$327,515	$22,631

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

20	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $1,242,233,257)	$1,266,710,947
Cash collateral on deposit at broker	727,645
Cash denominated in foreign currencies (identified cost $234,214)	219,637
Cash	3,352
Receivables:
Investment securities sold	23,896,772
Interest	11,056,512
Fund shares sold	5,792,175
Other assets	41,714
Unrealized appreciation on foreign currency forward contracts	247,302

Total assets	1,308,696,056

Liabilities
Payables:
Investment securities purchased	27,188,461
Fund shares redeemed	1,759,697
Transfer agent (See Note 3)	545,934
Manager (See Note 3)	481,122
NYLIFE Distributors (See Note 3)	96,472
Shareholder communication	39,204
Custodian	31,856
Variation margin on futures contracts	31,266
Professional fees	22,687
Trustees	3,696
Accrued expenses	11,322
Dividend payable	458,933
Unrealized depreciation on foreign currency forward contracts	15,737

Total liabilities	30,686,387

Net assets	$1,278,009,669

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$119,884
Additional paid-in capital	1,277,650,525

1,277,770,409
Undistributed net investment income	585,601
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(25,486,697)
Net unrealized appreciation (depreciation) on investments and futures contracts	24,923,926
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	216,430

Net assets	$1,278,009,669

Class A
Net assets applicable to outstanding shares	$294,002,364

Shares of beneficial interest outstanding	27,592,769

Net asset value per share outstanding	$10.66
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.16

Investor Class
Net assets applicable to outstanding shares	$9,232,016

Shares of beneficial interest outstanding	861,715

Net asset value per share outstanding	$10.71
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.21

Class B
Net assets applicable to outstanding shares	$6,745,566

Shares of beneficial interest outstanding	632,379

Net asset value and offering price per share outstanding	$10.67

Class C
Net assets applicable to outstanding shares	$28,430,020

Shares of beneficial interest outstanding	2,662,119

Net asset value and offering price per share outstanding	$10.68

Class I
Net assets applicable to outstanding shares	$935,533,050

Shares of beneficial interest outstanding	87,753,301

Net asset value and offering price per share outstanding	$10.66

Class R1
Net assets applicable to outstanding shares	$3,846,470

Shares of beneficial interest outstanding	360,896

Net asset value and offering price per share outstanding	$10.66

Class R2
Net assets applicable to outstanding shares	$114,913

Shares of beneficial interest outstanding	10,788

Net asset value and offering price per share outstanding	$10.65

Class R3
Net assets applicable to outstanding shares	$78,965

Shares of beneficial interest outstanding	7,409

Net asset value and offering price per share outstanding	$10.66

Class R6
Net assets applicable to outstanding shares	$26,305

Shares of beneficial interest outstanding	2,468

Net asset value and offering price per share outstanding	$10.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$49,336,241

Expenses
Manager (See Note 3)	6,866,268
Transfer agent (See Note 3)	4,723,995
Distribution/Service—Class A (See Note 3)	987,815
Distribution/Service—Investor Class (See Note 3)	21,591
Distribution/Service—Class B (See Note 3)	72,574
Distribution/Service—Class C (See Note 3)	270,204
Distribution/Service—Class R2 (See Note 3)	2,158
Distribution/Service—Class R3 (See Note 3)	134
Registration	175,576
Professional fees	129,577
Shareholder communication	88,469
Custodian	49,915
Trustees	35,787
Shareholder service (See Note 3)	4,728
Miscellaneous	55,382

Total expenses before waiver/reimbursement	13,484,173
Expense waiver/reimbursement from Manager (See Note 3)	(3,189,348)
Reimbursement from custodian (a)	(24,815)

Net expenses	10,270,010

Net investment income (loss)	39,066,231

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(9,008,338)
Futures transactions	(2,264,882)
Foreign currency transactions	599,946

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(10,673,274)

Net change in unrealized appreciation (depreciation) on:
Investments	33,798,239
Futures contracts	123,297
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	138,095

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	34,059,631

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	23,386,357

Net increase (decrease) in net assets resulting from operations	$62,452,588

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

22	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$39,066,231	$46,611,600
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(10,673,274)	(12,073,509)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	34,059,631	(39,410,901)

Net increase (decrease) in net assets resulting from operations	62,452,588	(4,872,810)

Dividends and distributions to shareholders:
From net investment income:
Class A	(9,825,205)	(13,092,038)
Investor Class	(236,429)	(208,027)
Class B	(144,332)	(125,040)
Class C	(539,757)	(484,885)
Class I	(28,053,614)	(32,478,277)
Class R1	(109,414)	(117,706)
Class R2	(22,939)	(16,727)
Class R3	(646)	—
Class R6	(748)	(669)

	(38,933,084)	(46,523,369)

From net realized gain on investments:
Class A	—	(1,274,521)
Investor Class	—	(29,982)
Class B	—	(26,068)
Class C	—	(104,212)
Class I	—	(3,755,344)
Class R1	—	(15,833)
Class R2	—	(104)

	—	(5,206,064)

Total dividends and distributions to shareholders	(38,933,084)	(51,729,433)

Capital share transactions:
Net proceeds from sale of shares	345,156,378	849,937,751
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	32,919,137	45,884,906
Cost of shares redeemed	(696,955,352)	(484,149,898)

Increase (decrease) in net assets derived from capital share transactions	(318,879,837)	411,672,759

Net increase (decrease) in net assets	(295,360,333)	355,070,516

	2016	2015
Net Assets
Beginning of year	$1,573,370,002	$1,218,299,486

End of year	$1,278,009,669	$1,573,370,002

Undistributed net investment income at end of year	$585,601	$91,539

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014		2013		2012
Net asset value at beginning of year	$10.46	$10.82	$10.71		$11.14		$10.85

Net investment income (loss)	0.28	0.27	0.34		0.34		0.35
Net realized and unrealized gain (loss) on investments	0.18	(0.32)	0.12		(0.39)		0.50
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.47	(0.05)	0.46		(0.05)		0.85

Less dividends and distributions:
From net investment income	(0.27)	(0.27)	(0.34)		(0.35)		(0.36)
From net realized gain on investments	—	(0.04)	(0.01)		(0.03)		(0.20)

Total dividends and distributions	(0.27)	(0.31)	(0.35)		(0.38)		(0.56)

Net asset value at end of year	$10.66	$10.46	$10.82		$10.71		$11.14

Total investment return (a)	4.56%	(0.43%)	4.33%		(0.45%)		8.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.55%	2.56%	3.11%		3.11%		3.27%
Net expenses	1.00%	1.08%	0.86%		0.89%		0.89%
Expenses (before waiver/reimbursement)	1.13%	1.11%	0.96%		0.97%		0.98%
Portfolio turnover rate	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of year (in 000’s)	$294,002	$507,633	$324,814		$58,425		$66,161

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

	Year ended October 31,
Investor Class	2016	2015	2014		2013		2012
Net asset value at beginning of year	$10.51	$10.88	$10.77		$11.20		$10.90

Net investment income (loss)	0.29	0.28	0.34		0.33		0.34
Net realized and unrealized gain (loss) on investments	0.19	(0.33)	0.11		(0.40)		0.51
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.49	(0.05)	0.45		(0.07)		0.85

Less dividends and distributions:
From net investment income	(0.29)	(0.28)	(0.33)		(0.33)		(0.35)
From net realized gain on investments	—	(0.04)	(0.01)		(0.03)		(0.20)

Total dividends and distributions	(0.29)	(0.32)	(0.34)		(0.36)		(0.55)

Net asset value at end of year	$10.71	$10.51	$10.88		$10.77		$11.20

Total investment return (a)	4.81%	(0.46%)	4.16%		(0.57%)		8.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.71%	2.64%	3.03%		3.00%		3.16%
Net expenses	0.83%	1.01%	1.01%		1.00%		1.00%
Expenses (before waiver/reimbursement)	0.98%	1.03%	1.10%		1.09%		1.09%
Portfolio turnover rate	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of year (in 000’s)	$9,232	$8,350	$7,590		$8,352		$8,670

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

24	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016	2015	2014		2013		2012
Net asset value at beginning of year	$10.47	$10.84	$10.72		$11.15		$10.86

Net investment income (loss)	0.21	0.20	0.25		0.25		0.26
Net realized and unrealized gain (loss) on investments	0.19	(0.33)	0.12		(0.40)		0.50
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.41	(0.13)	0.37		(0.15)		0.76

Less dividends and distributions:
From net investment income	(0.21)	(0.20)	(0.24)		(0.25)		(0.27)
From net realized gain on investments	—	(0.04)	(0.01)		(0.03)		(0.20)

Total dividends and distributions	(0.21)	(0.24)	(0.25)		(0.28)		(0.47)

Net asset value at end of year	$10.67	$10.47	$10.84		$10.72		$11.15

Total investment return (a)	3.95%	(1.21%)	3.50%		(1.33%)		7.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	1.89%	2.28%		2.24%		2.41%
Net expenses	1.57%	1.76%	1.76%		1.75%		1.75%
Expenses (before waiver/reimbursement)	1.73%	1.78%	1.85%		1.84%		1.84%
Portfolio turnover rate	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of year (in 000’s)	$6,746	$6,205	$6,794		$7,896		$10,129

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

	Year ended October 31,
Class C	2016	2015	2014		2013		2012
Net asset value at beginning of year	$10.48	$10.85	$10.73		$11.17		$10.87

Net investment income (loss)	0.21	0.20	0.25		0.25		0.26
Net realized and unrealized gain (loss) on investments	0.19	(0.33)	0.12		(0.41)		0.51
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.41	(0.13)	0.37		(0.16)		0.77

Less dividends and distributions:
From net investment income	(0.21)	(0.20)	(0.24)		(0.25)		(0.27)
From net realized gain on investments	—	(0.04)	(0.01)		(0.03)		(0.20)

Total dividends and distributions	(0.21)	(0.24)	(0.25)		(0.28)		(0.47)

Net asset value at end of year	$10.68	$10.48	$10.85		$10.73		$11.17

Total investment return (a)	3.95%	(1.20%)	3.49%		(1.42%)		7.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	1.89%	2.28%		2.24%		2.41%
Net expenses	1.58%	1.75%	1.76%		1.75%		1.75%
Expenses (before waiver/reimbursement)	1.73%	1.78%	1.85%		1.84%		1.84%
Portfolio turnover rate	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of year (in 000’s)	$28,430	$24,259	$26,485		$28,683		$39,141

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014		2013		2012
Net asset value at beginning of year	$10.46	$10.83	$10.72		$11.15		$10.85

Net investment income (loss)	0.31	0.32	0.37		0.38		0.38
Net realized and unrealized gain (loss) on investments	0.19	(0.33)	0.12		(0.40)		0.51
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.51	(0.01)	0.49		(0.02)		0.89

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.37)		(0.38)		(0.39)
From net realized gain on investments	—	(0.04)	(0.01)		(0.03)		(0.20)

Total dividends and distributions	(0.31)	(0.36)	(0.38)		(0.41)		(0.59)

Net asset value at end of year	$10.66	$10.46	$10.83		$10.72		$11.15

Total investment return (a)	4.96%	(0.05%)	4.60%		(0.17%)		8.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%	3.05%	3.43%		3.41%		3.55%
Net expenses	0.60%	0.60%	0.60%		0.60%		0.60%
Expenses (before waiver/reimbursement)	0.88%	0.86%	0.71%		0.72%		0.73%
Portfolio turnover rate	21%	28%	26	%(b)	65	% (b)	65	%(b)
Net assets at end of year (in 000’s)	$935,533	$1,021,724	$852,556		$762,533		$756,608

‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and 2012, respectively.

	Year ended October 31,						June 29, 2012** through October 31,
Class R1	2016	2015	2014		2013		2012
Net asset value at beginning of period	$10.46	$10.83	$10.72		$11.15		$10.87

Net investment income (loss)	0.30	0.31	0.36		0.36		0.12
Net realized and unrealized gain (loss) on investments	0.19	(0.33)	0.12		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.50	(0.02)	0.48		(0.03)		0.40

Less dividends and distributions:
From net investment income	(0.30)	(0.31)	(0.36)		(0.37)		(0.12)
From net realized gain on investments	—	(0.04)	(0.01)		(0.03)		—

Total dividends and distributions	(0.30)	(0.35)	(0.37)		(0.40)		(0.12)

Net asset value at end of period	$10.66	$10.46	$10.83		$10.72		$11.15

Total investment return (a)	4.86%	(0.14%)	4.49%		(0.27%)		3.70	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.84%	2.95%	3.31%		3.30%		3.36	%††
Net expenses	0.70%	0.70%	0.70%		0.70%		0.73	%††
Expenses (before waiver/reimbursement)	0.98%	0.96%	0.81%		0.82%		0.82	%††
Portfolio turnover rate	21%	28%	26	%(c)	65	% (c)	65	%(c)
Net assets at end of period (in 000’s)	$3,846	$3,907	$34		$26		$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and the period ended October 31, 2012, respectively.

26	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,						June 29, 2012** through October 31,
Class R2	2016	2015	2014		2013		2012
Net asset value at beginning of period	$10.46	$10.82	$10.71		$11.14		$10.86

Net investment income (loss)	0.31	0.29	0.34		0.33		0.11
Net realized and unrealized gain (loss) on investments	0.15	(0.33)	0.11		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.46	(0.04)	0.45		(0.06)		0.39

Less dividends and distributions:
From net investment income	(0.27)	(0.28)	(0.33)		(0.34)		(0.11)
From net realized gain on investments	—	(0.04)	(0.01)		(0.03)		—

Total dividends and distributions	(0.27)	(0.32)	(0.34)		(0.37)		(0.11)

Net asset value at end of period	$10.65	$10.46	$10.82		$10.71		$11.14

Total investment return (a)	4.44%	(0.35%)	4.24%		(0.52%)		3.62	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.64%	2.67%	3.09%		3.04%		3.10	%††
Net expenses	0.95%	0.95%	0.95%		0.95%		0.98	%††
Expenses (before waiver/reimbursement)	1.24%	1.20%	1.06%		1.07%		1.07	%††
Portfolio turnover rate	21%	28%	26	%(c)	65	% (c)	65	%(c)
Net assets at end of period (in 000’s)	$115	$1,266	$27		$26		$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and the period ended October 31, 2012, respectively.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.31

Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investments	0.35
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	0.51

Less dividends:
From net investment income	(0.16)

Net asset value at end of period	$10.66

Total investment return (a)(b)	4.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	%††
Net expenses	1.20	%††
Expenses (before reimbursement/waiver)	1.48	%††
Portfolio turnover rate	21%
Net assets at end of period (in 000’s)	$79

**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

Class R6	Year ended October 31, 2016	December 29, 2014** through October 31, 2015
Net asset value at beginning of period	$10.46	$10.71

Net investment income (loss)	0.36	0.27
Net realized and unrealized gain (loss) on investments	0.15	(0.25)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	—

Total from investment operations	0.52	0.02

Less dividends:
From net investment income	(0.32)	(0.27)

Net asset value at end of period	$10.66	$10.46

Total investment return (a)(b)	5.04%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.02%	3.07%††
Net expenses	0.53%	0.53%††
Expenses (before waiver/reimbursement)	0.53%	0.55%††
Portfolio turnover rate	21%	28%
Net assets at end of period (in 000’s)	$26	$26

**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

28	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Total Return Bond Fund (formerly known as MainStay Intermediate Term Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge after January 1, 2017. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The nine classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

29

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Issuer spreads
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Comparable bonds
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by

30	MainStay Total Return Bond Fund

independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity might prevent the sale of such security or other asset at a time when the Manager or Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution

31

Notes to Financial Statements (continued)

plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)   Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates

32	MainStay Total Return Bond Fund

underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the Fund did not hold any rights or warrants.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(M)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(N)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are

33

Notes to Financial Statements (continued)

accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$866,421	$866,421
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	247,302	—	247,302

Total Fair Value		$247,302	$866,421	$1,113,723

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(420,185)	$(420,185)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(15,737)	—	(15,737)

Total Fair Value		$(15,737)	$(420,185)	$(435,922)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(2,264,882)	$(2,264,882)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	643,063	—	643,063

Total Realized Gain (Loss)		$643,063	$(2,264,882)	$(1,621,819)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$123,297	$123,297
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	153,692	—	153,692

Total Change in Unrealized Appreciation (Depreciation)		$153,692	$123,297	$276,989

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$18,518,969	$18,518,969
Futures Contracts Short	$—	$(382,992,721)	$(382,992,721)
Forward Contracts Long	$1,302,434	$—	$1,302,434
Forward Contracts Short	$(4,288,309)	$—	$(4,288,309)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

34	MainStay Total Return Bond Fund

Agreement (“Management Agreement”). The Manager provides, among other things, offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the year ended October 31, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.49%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.92% and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares and Class R3 shares. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $6,866,268 and waived its fees and/or reimbursed expenses in the amount of $3,189,348.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$3,838
Class R2	863
Class R3	27

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $18,343 and $6,401, respectively.

During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $539, $3,450 and $5,995, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

35

Notes to Financial Statements (continued)

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,364,593
Investor Class	16,831
Class B	14,099
Class C	52,612
Class I	3,259,488
Class R1	13,174
Class R2	3,105
Class R3	93

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$27,901	24.2%
Class R3	26,196	33.2
Class R6	26,248	99.8

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,044,534	$(24,808,597)	$(458,933)	$24,462,256	$239,260

The difference between book-basis and-tax basis unrealized appreciation (depreciation) is primarily due to mark to market of foreign forward contracts, mark to market of futures contracts, and wash sale adjustments. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$360,915	$(360,915)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), mortgage dollar rolls, and defaulted bonds.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $20,902,111 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$5,130	$15,772

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$38,933,084	$47,407,628
Long-Term Capital Gain	—	4,321,805
Total	$38,933,084	$51,729,433

Note 5–Restricted Securities

As of October 31, 2016, the Fund held the following restricted securities:

Security	Date of Acquisition	Principal Amount/ Shares	Cost	10/31/16 Value	Percent of Net Assets
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$225,000	$—	$72,000	0.0	%‡
ION Media Networks, Inc. Common Stock	3/12/10	2	4	1,071	0.0	‡
Total			$4	$73,071	0.0	%‡

‡	Less than one-tenth of a percent.

36	MainStay Total Return Bond Fund

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of U.S. government securities were $161,007 and $285,208, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $126,636 and $319,759, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	8,603,156	$90,658,335
Shares issued to shareholders in reinvestment of dividends and distributions	411,403	4,293,227
Shares redeemed	(29,801,751)	(313,490,578)

Net increase (decrease) in shares outstanding before conversion	(20,787,192)	(218,539,016)
Shares converted into Class A (See Note 1)	81,271	859,207
Shares converted from Class A (See Note 1)	(251,933)	(2,693,673)

Net increase (decrease)	(20,957,854)	$(220,373,482)

Year ended October 31, 2015:
Shares sold	31,969,846	$343,668,822
Shares issued to shareholders in reinvestment of dividends and distributions	834,851	8,888,883
Shares redeemed	(14,277,361)	(151,409,711)

Net increase (decrease) in shares outstanding before conversion	18,527,336	201,147,994
Shares converted into Class A (See Note 1)	46,544	495,145
Shares converted from Class A (See Note 1)	(29,571)	(312,673)

Net increase (decrease)	18,544,309	$201,330,466

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	220,774	$2,335,993
Shares issued to shareholders in reinvestment of dividends and distributions	22,015	233,179
Shares redeemed	(161,508)	(1,700,013)

Net increase (decrease) in shares outstanding before conversion	81,281	869,159
Shares converted into Investor Class (See Note 1)	57,029	606,514
Shares converted from Investor Class (See Note 1)	(70,809)	(753,327)

Net increase (decrease)	67,501	$722,346

Year ended October 31, 2015:
Shares sold	220,706	$2,365,266
Shares issued to shareholders in reinvestment of dividends and distributions	22,002	235,341
Shares redeemed	(159,111)	(1,704,351)

Net increase (decrease) in shares outstanding before conversion	83,597	896,256
Shares converted into Investor Class (See Note 1)	48,710	519,645
Shares converted from Investor Class (See Note 1)	(35,457)	(379,336)

Net increase (decrease)	96,850	$1,036,565

37

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	318,542	$3,313,825
Shares issued to shareholders in reinvestment of dividends and distributions	10,562	111,355
Shares redeemed	(260,550)	(2,757,425)

Net increase (decrease) in shares outstanding before conversion	68,554	667,755
Shares converted from Class B (See Note 1)	(28,876)	(303,807)

Net increase (decrease)	39,678	$363,948

Year ended October 31, 2015:
Shares sold	149,904	$1,606,189
Shares issued to shareholders in reinvestment of dividends and distributions	12,226	130,344
Shares redeemed	(165,933)	(1,767,203)

Net increase (decrease) in shares outstanding before conversion	(3,803)	(30,670)
Shares converted from Class B (See Note 1)	(30,271)	(322,781)

Net increase (decrease)	(34,074)	$(353,451)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,238,799	$12,951,730
Shares issued to shareholders in reinvestment of dividends and distributions	39,975	422,073
Shares redeemed	(931,002)	(9,769,985)

Net increase (decrease)	347,772	$3,603,818

Year ended October 31, 2015:
Shares sold	874,517	$9,362,841
Shares issued to shareholders in reinvestment of dividends and distributions	43,942	469,006
Shares redeemed	(1,044,665)	(11,179,852)

Net increase (decrease)	(126,206)	$(1,348,005)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	22,170,723	$235,292,195
Shares issued to shareholders in reinvestment of dividends and distributions	2,635,629	27,725,556
Shares redeemed	(34,929,051)	(367,270,851)

Net increase (decrease) in shares outstanding before conversion	(10,122,699)	(104,253,100)
Shares converted into Class I (See Note 1)	213,305	2,285,086

Net increase (decrease)	(9,909,394)	$(101,968,014)

Year ended October 31, 2015:
Shares sold	45,480,484	$486,738,742
Shares issued to shareholders in reinvestment of dividends and distributions	3,383,315	36,010,291
Shares redeemed	(29,902,162)	(317,045,250)

Net increase (decrease)	18,961,637	$205,703,783

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	36,796	$385,710
Shares issued to shareholders in reinvestment of dividends and distributions	10,397	109,414
Shares redeemed	(59,816)	(626,758)

Net increase (decrease)	(12,623)	$(131,634)

Year ended October 31, 2015:
Shares sold	446,749	$4,818,422
Shares issued to shareholders in reinvestment of dividends and distributions	12,540	133,541
Shares redeemed	(88,877)	(949,253)

Net increase (decrease)	370,412	$4,002,710

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	12,704	$135,136
Shares issued to shareholders in reinvestment of dividends and distributions	2,200	22,939
Shares redeemed	(125,190)	(1,333,167)

Net increase (decrease)	(110,286)	$(1,175,092)

Year ended October 31, 2015:
Shares sold	125,946	$1,351,527
Shares issued to shareholders in reinvestment of dividends and distributions	1,601	16,831
Shares redeemed	(8,956)	(94,278)

Net increase (decrease)	118,591	$1,274,080

Class R3	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	7,348	$78,120
Shares issued to shareholders in reinvestment of dividends and distributions	61	646

Net increase (decrease)	7,409	$78,766

38	MainStay Total Return Bond Fund

Class R6	Shares	Amount
Year ended October 31, 2016:
Shares sold	507	$5,334
Shares issued to shareholders in reinvestment of dividends and distributions	71	748
Shares redeemed	(599)	(6,575)

Net increase (decrease)	(21)	$(493)

Period ended October 31, 2015 (b):
Shares sold	2,426	$25,942
Shares issued to shareholders in reinvestment of dividends and distributions	63	669

Net increase (decrease)	2,489	$26,611

(a) Inception date was February 29, 2016.
(b) Inception date was December 29, 2014.

Note 11–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1,

2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Total Return Bond Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Total Return Bond Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

40	MainStay Total Return Bond Fund

Federal Income Tax Information

(Unaudited)

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782) by visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

42	MainStay Total Return Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

44	MainStay Total Return Bond Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

45

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716155 MS316-16	MSTRB11-12/16 (NYLIM) NL229

MainStay U.S. Equity Opportunities Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.13 –1.72%	13.41 14.70%	4.35 4.98%	2.42 2.42%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–7.15 –1.75	13.22 14.50	4.16 4.80	2.55 2.55
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–3.51 –2.55	13.62 13.62	4.00 4.00	3.30 3.30
Class I Shares	No Sales Charge		–1.40	14.96	5.23	2.17

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Index[4]	4.26%	13.51%	6.16%
Average Lipper Alternative Active Extension Fund[5]	–0.21	12.79	5.26

4.

The Russell 1000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Alternative Active Extension Fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,033.70	$12.98	$1,012.40	$12.85

Investor Class Shares	$1,000.00	$1,032.80	$13.59	$1,011.80	$13.45

Class C Shares	$1,000.00	$1,029.60	$17.40	$1,008.00	$17.21

Class I Shares	$1,000.00	$1,034.50	$11.76	$1,013.60	$11.64

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.54% for Class A, 2.66% for Investor Class, 3.41% for Class C and 2.30% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

Internet Software & Services	6.8%
Oil, Gas & Consumable Fuels	6.6
Pharmaceuticals	6.5
IT Services	6.0
Banks	5.8
Specialty Retail	5.1
Health Care Equipment & Supplies	4.8
Biotechnology	4.4
Software	4.3
Capital Markets	4.0
Semiconductors & Semiconductor Equipment	4.0
Technology Hardware, Storage & Peripherals	4.0
Food Products	3.7
Health Care Providers & Services	3.6
Chemicals	3.3
Internet & Catalog Retail	3.3
Real Estate Investment Trusts	3.0
Energy Equipment & Services	2.9
Machinery	2.9
Media	2.8
Aerospace & Defense	2.5
Diversified Financial Services	2.5
Diversified Telecommunication Services	2.5
Household Products	2.5
Electronic Equipment, Instruments & Components	2.4
Metals & Mining	2.3
Hotels, Restaurants & Leisure	2.1
Insurance	1.9
Beverages	1.7
Life Sciences Tools & Services	1.3
Multi-Utilities	1.3
Personal Products	1.3

Automobiles	1.2%
Road & Rail	1.2
Textiles, Apparel & Luxury Goods	1.2
Trading Companies & Distributors	1.2
Industrial Conglomerates	1.1
Professional Services	1.1
Building Products	1.0
Electrical Equipment	1.0
Electric Utilities	0.9
Communications Equipment	0.8
Wireless Telecommunication Services	0.8
Auto Components	0.7
Commercial Services & Supplies	0.7
Food & Staples Retailing	0.7
Real Estate Management & Development	0.6
Air Freight & Logistics	0.5
Health Care Technology	0.4
Household Durables	0.2
Paper & Forest Products	0.2
Tobacco	0.2
Independent Power & Renewable Electricity Producers	0.1
Marine	0.1
Thrifts & Mortgage Finance	0.1
Construction & Engineering	0.0	‡
Consumer Finance	0.0	‡
Exchange Traded Fund	0.0	‡
Gas Utilities	0.0	‡
Other Assets, Less Liabilities	–0.2
Investments Sold Short	–27.9

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings and Issuers as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	Exxon Mobil Corp.

6.	Amazon.com, Inc.

7.	Berkshire Hathaway, Inc.

8.	JPMorgan Chase & Co.

9.	AT&T, Inc.

10.	Procter & Gamble Co. (The)

8	MainStay U.S. Equity Opportunities Fund

Top Five Short Positions as of October 31, 2016 (Unaudited)

1.	ServiceNow, Inc.

2.	Ambac Financial Group, Inc.

3.	Palo Alto Networks, Inc.

4.	Century Aluminum Co.

5.	Cognex Corp.

9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni, Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay U.S. Equity Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay U.S. Equity Opportunities Fund returned –1.72% for Class A shares, –1.75% for Investor Class shares and –2.55% for Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund’s Class I shares returned –1.40%. For the 12 months ended October 31, 2016, all share classes underperformed the 4.26% return of the Russell 1000® Index,1 which is the Fund’s broad-based securities-market index, and the –0.21% return of the Average Lipper2 Alternative Active Extension Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the Russell 1000® Index resulted primarily from stock selection. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock selection process—had a modestly negative impact on relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Information technology was the Fund’s strongest-contributing sector relative to the Russell 1000® Index. (Contributions take weightings and total returns into account.) This was driven by strong stock selection and a modestly overweight position relative to the Index in this outperforming sector. The materials and industrials sectors also provided positive contributions relative to the Russell 1000® Index, primarily driven by stock selection.

Consumer discretionary, health care and financials were the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Index. The underperformance of the Fund’s consumer discretionary and health care positions was mainly tied to poor stock selection. Financials suffered from negative stock selection and an underweight position relative to the Russell 1000® Index, which detracted when the sector outperformed.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contribution to absolute performance came from a long position in online retailer and web services provider Amazon.com. The company reported strong earnings driven by the performance of its cloud computing business and continued sales growth in its general merchandise business abroad. The Fund benefited from a short position in solar energy company SunPower, whose shares declined during the reporting period. The company generated negative returns because of slower growth in the residential solar market and headwinds associated with power plant projects. A long position in well-known software and hardware maker Microsoft was a positive contributor to the Fund’s absolute return on the strength of the company’s cloud computing business.

The most substantial detractor from the Fund’s absolute performance was a short position in Hecla Mining. Shares of the gold and silver exploration and production company rebounded alongside a recovery in precious metals pricing and better-than-expected production numbers. A long position in biotechnology company Gilead Sciences detracted from performance because of sinking sales of the company’s Hepatitis C treatment, Harvoni. A long position in financial services company LPL Financial also detracted from the Fund’s absolute performance. The company’s shares were under pressure as a result of the announced Department of Labor Fiduciary Rule, which could likely increase LPL Financial’s cost structure and has already led the company to lower its fees.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund entered into a new long position in Cognizant Technology Solutions, a technology consulting and services provider. The company was viewed positively in the Fund’s investment process because Cognizant had an attractive valuation, improving earnings and positive investor sentiment. The Fund also entered into a new long position in cloud computing services provider Akamai Technologies, driven by the company’s attractive valuation along with improving industry and earnings trends.

1.	See footnote on page 6 for more information on the Russell 1000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

10	MainStay U.S. Equity Opportunities Fund

The Fund entirely exited its previously overweight position relative to the Russell 1000® Index in global insurance provider American International Group. The sale was driven by a breakdown in earnings momentum and negative investor sentiment trends. The Fund also closed its previously overweight position in pharmaceutical company Abbott Laboratories. The sale was prompted by negative sentiment and increasing short activity in the stock.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund modestly increased its weightings relative to the Russell 1000® Index in consumer staples and materials. Over the same period, the Fund modestly reduced its weightings relative to the Index in the financials and consumer discretionary sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund had modestly overweight sector positions relative to the Russell 1000® Index in information technology and health care. As of the same date, the Fund held modestly underweight positions relative to the Index in the financials and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 128.1%†
Aerospace & Defense 2.5%
AAR Corp.	35,400	$1,138,818
Boeing Co. (The) (a)	66,500	9,471,595
Engility Holdings, Inc. (b)	45,600	1,310,088
Huntington Ingalls Industries, Inc.	18,543	2,992,098
Spirit AeroSystems Holdings, Inc. Class A (b)	120,900	6,088,524
Textron, Inc.	36,300	1,454,904

		22,456,027

Air Freight & Logistics 0.5%
FedEx Corp.	27,300	4,758,936

Auto Components 0.7%
Cooper-Standard Holding, Inc. (b)	12,200	1,113,494
Goodyear Tire & Rubber Co. (The)	4,500	130,635
Lear Corp.	40,600	4,984,868
Tower International, Inc.	18,500	401,450
Visteon Corp.	1,500	105,915

		6,736,362

Automobiles 1.2%
Ford Motor Co.	282,300	3,314,202
General Motors Co.	235,128	7,430,045

		10,744,247

Banks 5.8%
Banc of California, Inc.	48,700	647,710
Banco Latinoamericano de Comercio Exterior S.A. Class E	2,550	68,773
Bank of America Corp. (a)	794,783	13,113,919
BankUnited, Inc.	79,200	2,307,888
Citigroup, Inc.	15,768	774,997
Customers Bancorp, Inc. (b)	61,300	1,659,391
First Hawaiian, Inc. (b)	8,100	220,968
First Republic Bank	7,839	583,457
♦JPMorgan Chase & Co. (b)	242,419	16,789,940
KeyCorp	228,306	3,223,681
OFG Bancorp	115,900	1,234,335
SunTrust Banks, Inc.	16,604	750,999
SVB Financial Group (b)	39,600	4,841,892
Wells Fargo & Co. (a)	141,867	6,527,301

		52,745,251

Beverages 1.7%
Coca-Cola Co. (The)	48,589	2,060,173
Dr. Pepper Snapple Group, Inc.	17,200	1,509,988
PepsiCo., Inc. (a)	115,084	12,337,005

		15,907,166

	Shares	Value
Biotechnology 4.4%
AbbVie, Inc. (a)	159,700	$8,908,066
Amgen, Inc. (a)	66,927	9,447,416
Biogen, Inc. (a)(b)	27,500	7,704,950
Celgene Corp. (b)	8,000	817,440
FibroGen, Inc. (b)	23,649	391,391
Genomic Health, Inc. (b)	29,600	882,376
Gilead Sciences, Inc. (a)	130,100	9,579,263
PDL BioPharma, Inc.	60,301	194,169
Spectrum Pharmaceuticals, Inc. (b)	79,441	281,221
United Therapeutics Corp. (b)	16,900	2,029,183

		40,235,475

Building Products 1.0%
Gibraltar Industries, Inc. (b)	75,000	2,917,500
Insteel Industries, Inc.	14,800	398,120
NCI Building Systems, Inc. (b)	25,199	362,866
Owens Corning	110,500	5,390,190

		9,068,676

Capital Markets 4.0%
Ameriprise Financial, Inc.	64,400	5,692,316
Bank of New York Mellon Corp. (The)	168,734	7,301,120
Donnelley Financial Solutions, Inc. (b)	21,488	460,918
Lazard, Ltd. Class A	156,340	5,700,156
LPL Financial Holdings, Inc.	95,500	2,956,680
Nasdaq, Inc.	27,100	1,733,587
Raymond James Financial, Inc.	97,600	5,867,712
State Street Corp.	95,800	6,726,118

		36,438,607

Chemicals 3.3%
AdvanSix, Inc. (b)	1,308	20,876
Cabot Corp.	55,900	2,914,626
Chemours Co. (The)	196,200	3,223,566
Dow Chemical Co. (The)	5,223	281,050
Huntsman Corp.	337,500	5,720,625
Koppers Holdings, Inc. (b)	22,600	740,150
LyondellBasell Industries N.V. Class A	73,793	5,870,233
Rayonier Advanced Materials, Inc.	237,500	3,070,875
Stepan Co.	14,009	995,059
Trinseo S.A.	57,800	3,031,610
Westlake Chemical Corp.	82,815	4,288,989

		30,157,659

Commercial Services & Supplies 0.7%
Clean Harbors, Inc. (b)	37,020	1,751,786
LSC Communications, Inc. (b)	39,394	954,911
Quad / Graphics, Inc.	128,100	3,043,656
RR Donnelley & Sons Co.	57,300	1,017,075

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)
∎	Among the Fund’s 5 largest short positions as of October 31, 2016. May be subject to change daily.

12	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc.	200	$13,132

		6,780,560

Communications Equipment 0.8%
ARRIS International PLC (b)	48,900	1,358,442
Cisco Systems, Inc.	45,925	1,408,979
EchoStar Corp. Class A (b)	94,419	4,413,144

		7,180,565

Construction & Engineering 0.0%‡
MYR Group, Inc. (b)	13,000	387,920

Consumer Finance 0.0%‡
Synchrony Financial	10,400	297,336

Diversified Financial Services 2.5%
♦Berkshire Hathaway, Inc. Class B (a)	120,689	17,415,423
Voya Financial, Inc.	193,300	5,905,315

		23,320,738

Diversified Telecommunication Services 2.5%
♦AT&T, Inc. (a)	415,069	15,270,388
Verizon Communications, Inc. (a)	161,638	7,774,788

		23,045,176

Electric Utilities 0.9%
Exelon Corp.	144,400	4,919,708
FirstEnergy Corp.	44,400	1,522,476
NextEra Energy, Inc.	7,700	985,600
Spark Energy, Inc. Class A	29,900	723,580

		8,151,364

Electrical Equipment 1.0%
Babcock & Wilcox Enterprises, Inc. (b)	73,800	1,161,612
EnerSys	100	6,513
General Cable Corp.	217,700	3,047,800
Regal Beloit Corp.	85,900	5,076,690

		9,292,615

Electronic Equipment, Instruments & Components 2.4%
Arrow Electronics, Inc. (b)	54,800	3,349,376
Benchmark Electronics, Inc. (b)	66,100	1,662,415
Ingram Micro, Inc. Class A	115,500	4,296,600
Jabil Circuit, Inc.	263,341	5,619,697
Sanmina Corp. (b)	113,700	3,143,805
SYNNEX Corp.	4,600	471,684
TTM Technologies, Inc. (b)	259,918	3,417,922

		21,961,499

Energy Equipment & Services 2.9%
Baker Hughes, Inc.	125,187	6,935,360
Ensco PLC Class A	178,600	1,396,652
FMC Technologies, Inc. (b)	99,100	3,197,957
Helix Energy Solutions Group, Inc. (b)	199,500	1,739,640

	Shares	Value
Energy Equipment & Services (continued)
McDermott International, Inc. (b)	599,200	$3,079,888
Nabors Industries, Ltd.	4,000	47,600
National Oilwell Varco, Inc.	119,200	3,826,320
Newpark Resources, Inc. (b)	115,600	728,280
Noble Corp. PLC	157,400	777,556
Oceaneering International, Inc.	183,600	4,369,680
TETRA Technologies, Inc. (b)	37,400	203,830

		26,302,763

Food & Staples Retailing 0.7%
Kroger Co. (The)	193,054	5,980,813
Wal-Mart Stores, Inc.	8,100	567,162

		6,547,975

Food Products 3.7%
Archer-Daniels-Midland Co.	153,500	6,687,995
Bunge, Ltd.	7,267	450,626
Darling Ingredients, Inc. (b)	84,300	1,146,480
Dean Foods Co.	130,000	2,373,800
Fresh Del Monte Produce, Inc.	33,000	1,991,550
Ingredion, Inc.	45,300	5,942,001
John B. Sanfilippo & Son, Inc.	54,900	2,782,332
Omega Protein Corp. (b)	103,500	2,308,050
Pilgrim’s Pride Corp.	111,300	2,430,792
Post Holdings, Inc. (b)	4,399	335,336
Sanderson Farms, Inc.	11,800	1,061,764
Tyson Foods, Inc. Class A	89,600	6,348,160

		33,858,886

Gas Utilities 0.0%‡
UGI Corp.	2,900	134,241

Health Care Equipment & Supplies 4.8%
Accuray, Inc. (b)	46,651	228,590
Alere, Inc. (b)	107,200	4,789,696
Baxter International, Inc.	117,200	5,577,548
Becton Dickinson & Co.	35,700	5,994,387
Boston Scientific Corp. (b)	87,500	1,925,000
Cynosure, Inc. Class A (b)	67,661	2,885,741
Danaher Corp.	27,100	2,128,705
Haemonetics Corp. (b)	91,100	3,043,651
Halyard Health, Inc. (b)	96,100	3,108,835
Hill-Rom Holdings, Inc.	94,300	5,225,163
Hologic, Inc. (b)	45,000	1,620,450
Masimo Corp. (b)	9,638	530,090
Medtronic PLC	39,100	3,206,982
Merit Medical Systems, Inc. (b)	24,137	529,807
OraSure Technologies, Inc. (b)	185,200	1,390,852
Orthofix International N.V. (b)	54,252	1,988,336

		44,173,833

Health Care Providers & Services 3.6%
Aetna, Inc.	63,800	6,848,930

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
AmerisourceBergen Corp.	39,000	$2,742,480
Anthem, Inc.	55,262	6,734,227
McKesson Corp.	28,082	3,571,188
Molina Healthcare, Inc. (b)	56,300	3,063,283
Providence Service Corp. (The) (b)	990	40,060
RadNet, Inc. (b)	53,400	371,130
UnitedHealth Group, Inc.	29,654	4,191,000
WellCare Health Plans, Inc. (b)	49,700	5,641,447

		33,203,745

Health Care Technology 0.4%
HMS Holdings Corp. (b)	151,500	3,192,105
Quality Systems, Inc.	61,900	797,891

		3,989,996

Hotels, Restaurants & Leisure 2.1%
Aramark	157,400	5,860,002
Bloomin’ Brands, Inc.	63,000	1,089,900
Brinker International, Inc.	96,500	4,751,660
International Game Technology PLC	214,200	6,151,824
Isle of Capri Casinos, Inc. (b)	55,700	1,169,700
Pinnacle Entertainment, Inc. (b)	17,500	207,375

		19,230,461

Household Durables 0.2%
Beazer Homes USA, Inc. (b)	127,300	1,302,279
Ethan Allen Interiors, Inc.	14,460	443,922
Harman International Industries, Inc.	1,600	127,536
La-Z-Boy, Inc.	8,769	205,195
ZAGG, Inc. (b)	20,400	132,600

		2,211,532

Household Products 2.5%
Central Garden & Pet Co. (b)	64,300	1,563,776
Central Garden & Pet Co. Class A (b)	127,600	2,978,184
♦Procter & Gamble Co. (The) (a)	154,859	13,441,761
Spectrum Brands Holdings, Inc.	37,100	5,017,404

		23,001,125

Independent Power & Renewable Electricity Producers 0.1%
Ormat Technologies, Inc.	11,200	540,176

Industrial Conglomerates 1.1%
General Electric Co.	218,685	6,363,734
Honeywell International, Inc.	32,700	3,586,536

		9,950,270

Insurance 1.9%
Assurant, Inc.	34,000	2,737,680
Assured Guaranty, Ltd.	79,600	2,379,244
First American Financial Corp.	9,500	371,070
MetLife, Inc.	110,100	5,170,296

	Shares	Value
Insurance (continued)
Prudential Financial, Inc.	74,700	$6,333,813

		16,992,103

Internet & Catalog Retail 3.3%
♦Amazon.com, Inc. (a)(b)	23,823	18,815,882
Expedia, Inc.	50,632	6,543,173
Groupon, Inc. (b)	252,600	1,007,874
Liberty Interactive Corp. QVC Group Class A (b)	95,600	1,767,644
Priceline Group, Inc. (The) (b)	1,300	1,916,499
Shutterfly, Inc. (b)	5,800	284,200

		30,335,272

Internet Software & Services 6.8%
Akamai Technologies, Inc. (b)	99,400	6,905,318
♦Alphabet, Inc.
Class A (a)(b)	13,337	10,801,636
Class C (a)(b)	19,223	15,081,213
Bankrate, Inc. (b)	47,500	370,500
EarthLink Holdings Corp.	70,600	403,832
eBay, Inc. (b)	226,557	6,459,140
Facebook, Inc. Class A (a)(b)	99,500	13,033,505
GoDaddy, Inc. Class A (b)	78,000	2,791,620
IAC/InterActiveCorp	89,000	5,735,160
Twitter, Inc. (b)	14,800	265,660

		61,847,584

IT Services 6.0%
Accenture PLC Class A	49,800	5,788,752
Cognizant Technology Solutions Corp. Class A (b)	135,000	6,932,250
CoreLogic, Inc. (b)	41,100	1,749,216
Euronet Worldwide, Inc. (b)	54,700	4,351,385
First Data Corp. Class A (b)	51,900	726,081
International Business Machines Corp. (a)	62,607	9,622,070
Leidos Holdings, Inc.	305	12,679
MasterCard, Inc. Class A	43,000	4,601,860
PayPal Holdings, Inc. (b)	61,657	2,568,630
Teradata Corp. (b)	198,300	5,346,168
Visa, Inc. Class A (a)	84,400	6,963,844
Western Union Co. (The)	6,657	133,606
Xerox Corp.	602,800	5,889,356

		54,685,897

Life Sciences Tools & Services 1.3%
Bruker Corp.	210,800	4,319,292
Quintiles IMS Holdings ,Inc. (b)	23,068	1,654,898
Research Holdings, Inc. Class A (b)	12,700	580,390
VWR Corp. (b)	200,700	5,521,257

		12,075,837

Machinery 2.9%
Astec Industries, Inc.	8,300	459,488
Briggs & Stratton Corp.	26,175	487,378

14	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Chart Industries, Inc. (b)	98,800	$2,740,712
Greenbrier Cos., Inc. (The)	96,906	3,052,539
Meritor, Inc. (b)	119,600	1,229,488
Oshkosh Corp.	99,600	5,328,600
Terex Corp.	82,400	1,967,712
Timken Co. (The)	86,000	2,842,300
Titan International, Inc.	61,700	628,723
Trinity Industries, Inc.	246,000	5,252,100
Wabash National Corp. (b)	252,800	2,844,000

		26,833,040

Marine 0.1%
Kirby Corp. (b)	8,200	483,390

Media 2.8%
Comcast Corp. Class A (a)	192,860	11,922,605
Gannett Co., Inc.	139,200	1,081,584
Interpublic Group of Cos., Inc. (The)	110,100	2,465,139
Live Nation Entertainment, Inc. (b)	30,800	852,236
New Media Investment Group, Inc.	46,800	673,920
News Corp.
Class A	183,900	2,228,868
Class B	68,900	854,360
Omnicom Group, Inc.	7,100	566,722
Walt Disney Co. (The)	53,375	4,947,329

		25,592,763

Metals & Mining 2.3%
AK Steel Holding Corp. (b)	346,600	1,802,320
Coeur Mining, Inc. (b)	46,300	517,634
Newmont Mining Corp.	174,400	6,459,776
Reliance Steel & Aluminum Co.	2,272	156,268
Schnitzer Steel Industries, Inc. Class A	117,400	2,835,210
Steel Dynamics, Inc.	185,916	5,105,254
SunCoke Energy, Inc.	71,300	727,973
TimkenSteel Corp. (b)	127,700	1,308,925
United States Steel Corp.	127,400	2,463,916

		21,377,276

Multi-Utilities 1.3%
CenterPoint Energy, Inc.	256,200	5,841,360
MDU Resources Group, Inc.	225,500	5,910,355

		11,751,715

Oil, Gas & Consumable Fuels 6.6%
Antero Resources Corp. (b)	12,600	333,522
Bill Barrett Corp. (b)	328,800	1,706,472
Chevron Corp. (a)	74,559	7,810,055
ConocoPhillips	96,854	4,208,306
EOG Resources, Inc.	4,400	397,848
♦Exxon Mobil Corp. (a)	228,345	19,025,706
Kinder Morgan, Inc.	75,700	1,546,551

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	56,300	$2,454,117
Newfield Exploration Co. (b)	20,700	840,213
ONEOK, Inc.	75,900	3,675,837
PBF Energy, Inc. Class A	25,243	550,297
PDC Energy, Inc. (b)	27,600	1,692,708
Phillips 66	1,800	146,070
QEP Resources, Inc.	110,300	1,772,521
Sanchez Energy Corp. (b)	137,200	873,964
SM Energy Co.	54,000	1,816,020
Southwestern Energy Co. (b)	166,750	1,732,533
Targa Resources Corp.	121,800	5,347,020
Tesoro Corp.	10,200	866,694
Valero Energy Corp.	45,259	2,681,143
World Fuel Services Corp.	32,000	1,288,000

		60,765,597

Paper & Forest Products 0.2%
Domtar Corp.	45,300	1,628,535

Personal Products 1.3%
Herbalife, Ltd. (b)	92,100	5,588,628
Natural Health Trends Corp.	21,900	510,927
Nu Skin Enterprises, Inc. Class A	89,000	5,486,850

		11,586,405

Pharmaceuticals 6.5%
Amphastar Pharmaceuticals, Inc. (b)	93,100	1,688,834
ANI Pharmaceuticals, Inc. (b)	11,200	668,640
Aratana Therapeutics, Inc. (b)	160,193	1,297,563
Catalent, Inc. (b)	93,700	2,137,297
Depomed, Inc. (b)	93,300	2,086,188
Eli Lilly & Co.	17,709	1,307,633
Heska Corp. (b)	14,900	736,060
Horizon Pharma PLC (b)	121,400	2,029,808
Impax Laboratories, Inc. (b)	71,207	1,431,261
♦Johnson & Johnson (a)	168,492	19,543,387
Lannett Co., Inc. (b)	47,800	1,046,820
Merck & Co., Inc.	34,096	2,002,117
Mylan N.V. (b)	159,500	5,821,750
Pacira Pharmaceuticals, Inc. (b)	20,500	651,900
Pfizer, Inc. (a)	372,511	11,812,324
Phibro Animal Health Corp. Class A	19,300	500,835
SciClone Pharmaceuticals, Inc. (b)	134,100	1,200,195
Sucampo Pharmaceuticals, Inc. Class A (b)	127,900	1,458,060
Supernus Pharmaceuticals, Inc. (b)	93,200	1,845,360

		59,266,032

Professional Services 1.1%
Insperity, Inc.	44,100	3,316,320
ManpowerGroup, Inc.	76,800	5,898,240
TrueBlue, Inc. (b)	45,857	802,498

		10,017,058

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts 3.0%
American Tower Corp.	6,000	$703,140
Apple Hospitality REIT, Inc.	23,900	430,917
Columbia Property Trust, Inc.	43,601	919,109
Equinix, Inc.	3,968	1,417,687
HCP, Inc.	2,200	75,350
Hospitality Properties Trust	49,200	1,346,112
Host Hotels & Resorts, Inc.	393,348	6,089,027
Iron Mountain, Inc.	170,300	5,744,219
Lamar Advertising Co. Class A	51,900	3,293,055
Outfront Media, Inc.	226,500	4,872,015
Senior Housing Properties Trust	20,199	429,633
Ventas, Inc.	15,400	1,043,350
VEREIT, Inc.	39,900	375,060
Weyerhaeuser Co.	19,466	582,617

		27,321,291

Real Estate Management & Development 0.6%
Altisource Portfolio Solutions S.A. (b)	105,500	2,716,625
Realogy Holdings Corp.	109,500	2,506,455

		5,223,080

Road & Rail 1.2%
AMERCO	4,500	1,450,755
Avis Budget Group, Inc. (b)	171,200	5,540,032
Ryder System, Inc.	57,500	3,989,925

		10,980,712

Semiconductors & Semiconductor Equipment 4.0%
Applied Materials, Inc.	235,300	6,842,524
Cree, Inc. (b)	192,100	4,283,830
Intel Corp. (a)	361,032	12,589,186
Lam Research Corp.	1,500	145,290
Micron Technology, Inc. (b)	359,500	6,169,020
ON Semiconductor Corp. (b)	309,700	3,614,199
QUALCOMM, Inc.	46,300	3,181,736

		36,825,785

Software 4.3%
Citrix Systems, Inc. (b)	47,100	3,994,080
♦Microsoft Corp. (a)	429,208	25,718,143
Nuance Communications, Inc. (b)	191,700	2,687,634
Oracle Corp.	179,662	6,902,614
Tyler Technologies, Inc. (b)	800	128,320

		39,430,791

Specialty Retail 5.1%
Abercrombie & Fitch Co. Class A	87,800	1,282,758
Ascena Retail Group, Inc. (b)	175,000	855,750
Barnes & Noble, Inc.	44,400	457,320
Best Buy Co., Inc.	155,900	6,066,069
Burlington Stores, Inc. (b)	70,900	5,313,246
Dick’s Sporting Goods, Inc.	36,400	2,025,660

	Shares	Value
Specialty Retail (continued)
Finish Line, Inc. (The) Class A	145,400	$2,862,926
Gap, Inc. (The)	240,900	6,646,431
Home Depot, Inc. (The)	27,629	3,371,014
Lowe’s Cos., Inc.	115,216	7,679,147
Murphy U.S.A., Inc. (b)	79,700	5,481,766
Office Depot, Inc.	958,300	3,018,645
Staples, Inc.	256,900	1,901,060

		46,961,792

Technology Hardware, Storage & Peripherals 4.0%
♦Apple, Inc. (a)	239,870	27,234,840
Hewlett Packard Enterprise Co.	76,401	1,716,730
HP, Inc.	78,000	1,130,220
NetApp, Inc.	110,300	3,743,582
Super Micro Computer, Inc. (b)	100,800	2,388,960

		36,214,332

Textiles, Apparel & Luxury Goods 1.2%
Carter’s, Inc.	21,600	1,864,944
Kate Spade & Co. (b)	114,600	1,919,550
Michael Kors Holdings, Ltd. (b)	1,000	50,780
NIKE, Inc. Class B	23,600	1,184,248
PVH Corp.	20,311	2,172,871
Ralph Lauren Corp.	18,600	1,824,660
Skechers U.S.A., Inc. Class A (b)	90,300	1,899,009

		10,916,062

Thrifts & Mortgage Finance 0.1%
Flagstar Bancorp, Inc. (b)	2,400	65,832
HomeStreet, Inc. (b)	7,400	203,870
Meta Financial Group, Inc.	4,600	336,950

		606,652

Tobacco 0.2%
Altria Group, Inc.	5,400	357,048
Philip Morris International, Inc.	11,700	1,128,348
Universal Corp.	1,700	92,140

		1,577,536

Trading Companies & Distributors 1.2%
HD Supply Holdings, Inc. (b)	105,400	3,478,200
Herc Holdings, Inc. (b)	75,000	2,256,750
MRC Global, Inc. (b)	205,300	3,026,122
NOW, Inc. (b)	44,500	959,420
United Rentals, Inc. (b)	9,400	711,204
WESCO International, Inc. (b)	15,800	856,360

		11,288,056

Wireless Telecommunication Services 0.8%
T-Mobile U.S., Inc. (a)(b)	127,100	6,320,683
Telephone & Data Systems, Inc.	22,972	593,596

		6,914,279

Total Common Stocks (Cost $1,079,150,270)		1,172,310,054

16	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange-Traded Fund 0.0%‡ (c)
SPDR S&P 500 ETF Trust	1,240	$263,562

Total Exchange-Traded Fund (Cost $264,221)		263,562

Total Investments, Before Investments Sold Short (Cost $1,079,414,491) (f)	128.1%	1,172,573,616

Investments Sold Short (27.9%) Common Stocks Sold Short (27.9%)
Aerospace & Defense (0.3%)
Mercury Systems, Inc. (b)	(23,100)	(641,718)
TASER International, Inc. (b)	(96,600)	(2,161,908)

		(2,803,626)

Air Freight & Logistics (0.4%)
Atlas Air Worldwide Holdings, Inc. (b)	(49,400)	(2,067,390)
XPO Logistics, Inc. (b)	(47,100)	(1,551,003)

		(3,618,393)

Auto Components (0.2%)
Motorcar Parts of America, Inc. (b)	(71,177)	(1,867,684)

Automobiles (0.2%)
Harley-Davidson, Inc.	(33,600)	(1,915,872)

Banks (0.3%)
BOK Financial Corp.	(34,000)	(2,414,680)

Biotechnology (2.1%)
ACADIA Pharmaceuticals, Inc. (b)	(100,400)	(2,340,324)
Advaxis, Inc. (b)	(8,589)	(69,485)
Agios Pharmaceuticals, Inc. (b)	(53,000)	(2,535,520)
Alnylam Pharmaceuticals, Inc. (b)	(53,600)	(1,908,160)
Atara Biotherapeutics, Inc. (b)	(29,800)	(381,440)
Bellicum Pharmaceuticals, Inc. (b)	(25,000)	(414,000)
Esperion Therapeutics, Inc. (b)	(6,663)	(68,629)
Global Blood Therapeutics, Inc. (b)	(10,400)	(181,480)
Heron Therapeutics, Inc. (b)	(3,858)	(57,291)
Insmed, Inc. (b)	(36,457)	(473,212)
Intercept Pharmaceuticals, Inc. (b)	(18,300)	(2,264,442)
Intrexon Corp. (b)	(97,264)	(2,538,590)
Ionis Pharmaceuticals, Inc. (b)	(47,400)	(1,231,452)
Juno Therapeutics, Inc. (b)	(97,000)	(2,356,130)
Madrigal Pharmaceuticals, Inc. (b)	(1)	(17)
Neurocrine Biosciences, Inc. (b)	(54,100)	(2,367,957)
Seres Therapeutics, Inc. (b)	(27,500)	(296,725)

		(19,484,854)

Building Products (0.2%)
Caesarstone, Ltd. (b)	(41,100)	(1,452,885)

	Shares	Value
Building Products (continued)
Trex Co., Inc. (b)	(2,236)	$(120,319)

		(1,573,204)

Chemicals (0.6%)
Flotek Industries, Inc. (b)	(240,200)	(2,829,556)
LSB Industries, Inc. (b)	(41,300)	(218,477)
Platform Specialty Products Corp. (b)	(281,600)	(2,052,864)
Senomyx, Inc. (b)	(2,875)	(3,364)

		(5,104,261)

Commercial Services & Supplies (0.0%)‡
Mobile Mini, Inc.	(11,200)	(283,920)

Communications Equipment (0.6%)
Applied Optoelectronics, Inc. (b)	(119,724)	(2,302,293)
Arista Networks, Inc. (b)	(2,100)	(177,975)
∎ Palo Alto Networks, Inc. (b)	(21,000)	(3,230,430)

		(5,710,698)

Consumer Finance (1.2%)
Credit Acceptance Corp. (b)	(17,100)	(3,148,110)
Navient Corp.	(144,400)	(1,845,432)
OneMain Holdings, Inc. (b)	(105,200)	(2,981,368)
Santander Consumer USA Holdings, Inc. (b)	(258,300)	(3,151,260)

		(11,126,170)

Diversified Telecommunication Services (0.5%)
Frontier Communications Corp.	(734,400)	(2,952,288)
Globalstar, Inc. (b)	(1,125,581)	(1,041,838)
Straight Path Communications, Inc. Class B (b)	(30,800)	(747,824)

		(4,741,950)

Electrical Equipment (0.4%)
Energous Corp. (b)	(74,900)	(1,020,887)
Power Solutions International, Inc. (b)	(41,000)	(391,550)
Sunrun, Inc. (b)	(474,000)	(2,469,540)

		(3,881,977)

Electronic Equipment, Instruments & Components (0.9%)
∎ Cognex Corp.	(62,300)	(3,214,680)
Control4 Corp. (b)	(119,300)	(1,346,897)
Knowles Corp. (b)	(12,800)	(191,232)
Universal Display Corp. (b)	(30,100)	(1,556,170)
Zebra Technologies Corp. Class A (b)	(29,200)	(1,922,528)

		(8,231,507)

Energy Equipment & Services (1.1%)
Bristow Group, Inc.	(220,200)	(2,204,202)
CARBO Ceramics, Inc. (b)	(185,900)	(1,133,990)
Fairmount Santrol Holdings, Inc. (b)	(374,000)	(3,212,660)
Frank’s International N.V.	(30,400)	(342,000)
Hornbeck Offshore Services, Inc. (b)	(83,200)	(330,304)
Nabors Industries, Ltd.	(4,000)	(47,600)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Energy Equipment & Services (continued)
RPC, Inc. (b)	(97,200)	$(1,678,644)
Seadrill, Ltd. (b)	(399,000)	(849,870)
Weatherford International PLC (b)	(46,500)	(224,130)

		(10,023,400)

Food Products (0.6%)
Amplify Snack Brands, Inc. (b)	(210,600)	(3,051,594)
Blue Buffalo Pet Products, Inc. (b)	(103,500)	(2,599,920)

		(5,651,514)

Health Care Equipment & Supplies (0.6%)
Antares Pharma, Inc. (b)	(143,600)	(252,736)
Cerus Corp. (b)	(431,900)	(2,081,758)
DexCom, Inc. (b)	(40,000)	(3,129,600)
Endologix, Inc. (b)	(3,739)	(39,110)
GenMark Diagnostics, Inc. (b)	(23,919)	(255,216)

		(5,758,420)

Health Care Providers & Services (2.4%)
AAC Holdings, Inc. (b)	(139,000)	(2,278,210)
Acadia Healthcare Co., Inc. (b)	(75,500)	(2,714,980)
Adeptus Health, Inc. Class A (b)	(91,500)	(2,755,980)
Amsurg Corp. (b)	(51,500)	(3,077,125)
BioScrip, Inc. (b)	(257,200)	(691,868)
Brookdale Senior Living, Inc. (b)	(198,200)	(2,860,026)
Capital Senior Living Corp. (b)	(44,900)	(717,053)
HealthEquity, Inc. (b)	(21,764)	(723,218)
Premier, Inc. Class A (b)	(89,900)	(2,862,416)
Teladoc, Inc. (b)	(191,300)	(3,108,625)

		(21,789,501)

Health Care Technology (0.2%)
Castlight Health, Inc. Class B (b)	(184,500)	(802,575)
Inovalon Holdings, Inc. Class A (b)	(87,700)	(1,192,720)

		(1,995,295)

Hotels, Restaurants & Leisure (1.3%)
Chipotle Mexican Grill, Inc. (b)	(5,000)	(1,803,800)
Habit Restaurants, Inc. (The) Class A (b)	(165,500)	(2,341,825)
Planet Fitness, Inc. Class A (b)	(37,800)	(801,360)
Shake Shack, Inc. Class A (b)	(96,900)	(3,090,141)
Wingstop, Inc.	(114,500)	(3,064,020)
Zoe’s Kitchen, Inc. (b)	(56,500)	(1,280,855)

		(12,382,001)

Household Durables (0.7%)
GoPro, Inc. Class A (b)	(19,700)	(251,766)
LGI Homes, Inc. (b)	(98,100)	(2,919,456)
William Lyon Homes Class A (b)	(178,084)	(3,180,580)

		(6,351,802)

Independent Power & Renewable Electricity Producers (0.1%)
TerraForm Power, Inc. Class A (b)	(102,400)	(1,270,784)

	Shares	Value
Insurance (0.7%)
∎ Ambac Financial Group, Inc. (b)	(176,800)	$(3,261,960)
MBIA, Inc. (b)	(411,072)	(3,165,254)

		(6,427,214)

Internet & Catalog Retail (0.5%)
Duluth Holdings, Inc. Class B (b)	(77,200)	(2,095,980)
Etsy, Inc. (b)	(89,700)	(1,164,306)
Netflix, Inc. (b)	(10,000)	(1,248,700)

		(4,508,986)

Internet Software & Services (0.4%)
Pandora Media, Inc. (b)	(177,600)	(2,012,208)
Zillow Group, Inc.
Class A (b)	(14,900)	(492,147)
Class C (b)	(40,000)	(1,334,400)

		(3,838,755)

IT Services (0.4%)
Black Knight Financial Services, Inc. Class A (b)	(11,600)	(456,460)
Square, Inc. Class A (b)	(281,100)	(3,148,320)

		(3,604,780)

Life Sciences Tools & Services (0.4%)
Accelerate Diagnostics, Inc. (b)	(72,531)	(1,541,284)
Pacific Biosciences of California, Inc. (b)	(206,045)	(1,751,382)

		(3,292,666)

Machinery (0.6%)
Energy Recovery, Inc. (b)	(192,100)	(2,345,541)
Lindsay Corp.	(4,300)	(336,690)
Proto Labs, Inc. (b)	(61,300)	(2,740,110)

		(5,422,341)

Media (0.7%)
Gray Television, Inc. (b)	(138,500)	(1,232,650)
Liberty Broadband Corp. Class C (b)	(45,300)	(3,019,245)
Lions Gate Entertainment Corp.	(6,700)	(136,412)
MDC Partners, Inc. Class A	(188,100)	(1,589,445)

		(5,977,752)

Metals & Mining (1.3%)
Allegheny Technologies, Inc.	(207,500)	(2,830,300)
∎ Century Aluminum Co. (b)	(441,400)	(3,226,634)
Compass Minerals International, Inc.	(25,700)	(1,846,545)
Gold Resource Corp.	(96,400)	(547,552)
Royal Gold, Inc.	(19,365)	(1,332,699)
Southern Copper Corp.	(88,700)	(2,518,193)

		(12,301,923)

Multiline Retail (0.2%)
Sears Holdings Corp. (b)	(171,467)	(1,904,998)

Oil, Gas & Consumable Fuels (1.0%)
Cheniere Energy, Inc. (b)	(77,700)	(2,929,290)
Cobalt International Energy, Inc. (b)	(1,590,027)	(1,501,145)

18	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Oil, Gas & Consumable Fuels (continued)
Eclipse Resources Corp. (b)	(63,200)	$(173,168)
GasLog, Ltd.	(74,100)	(1,137,435)
Golar LNG, Ltd.	(41,000)	(897,490)
Synergy Resources Corp. (b)	(262,700)	(1,796,868)
Teekay Corp.	(6,100)	(39,833)
Teekay Tankers, Ltd. Class A	(232,700)	(495,651)

		(8,970,880)

Pharmaceuticals (0.9%)
Aerie Pharmaceuticals, Inc. (b)	(64,200)	(2,134,650)
Cempra, Inc. (b)	(95,600)	(1,732,750)
Innoviva, Inc. (b)	(35,593)	(366,608)
Intra-Cellular Therapies, Inc. (b)	(96,371)	(1,195,000)
Omeros Corp. (a)	(25,900)	(212,380)
Revance Therapeutics, Inc. (b)	(28,810)	(384,614)
TherapeuticsMD, Inc. (b)	(313,176)	(1,797,630)

		(7,823,632)

Professional Services (0.4%)
Exponent, Inc.	(7,500)	(429,375)
Korn/Ferry International	(143,600)	(2,928,004)

		(3,357,379)

Real Estate Management & Development (0.4%)
Howard Hughes Corp. (The) (b)	(9,300)	(1,021,419)
Kennedy-Wilson Holdings, Inc.	(18,900)	(389,340)
St. Joe Co. (The) (a)	(151,000)	(2,672,700)

		(4,083,459)

Semiconductors & Semiconductor Equipment (0.3%)
SunPower Corp. (b)	(386,200)	(2,796,088)

Software (1.2%)
Atlassian Corp. PLC Class A (b)	(44,300)	(1,189,898)
FireEye, Inc. (b)	(249,100)	(2,894,542)
∎ ServiceNow, Inc. (b)	(39,200)	(3,446,072)
Splunk, Inc. (a)	(36,000)	(2,166,840)
Workday, Inc. Class A (b)	(18,800)	(1,629,584)

		(11,326,936)

Specialty Retail (1.2%)
Conn’s, Inc. (b)	(137,700)	(1,308,150)
Container Store Group, Inc. (The) (b)	(89,500)	(436,760)
GNC Holdings, Inc. Class A	(157,500)	(2,115,225)
Lumber Liquidators Holdings, Inc. (b)	(170,500)	(2,644,455)
MarineMax, Inc. (b)	(7,520)	(150,024)
Restoration Hardware Holdings, Inc. (b)	(105,000)	(3,041,850)
Tile Shop Holdings, Inc. (b)	(63,900)	(1,083,105)

		(10,779,569)

Technology Hardware, Storage & Peripherals (1.2%)
3D Systems Corp. (b)	(202,500)	(2,808,675)
Nimble Storage, Inc. (b)	(308,471)	(2,353,634)

	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Pure Storage, Inc. Class A (b)	(244,400)	$(3,015,896)
Stratasys, Ltd. (b)	(129,300)	(2,472,216)

		(10,650,421)

Textiles, Apparel & Luxury Goods (0.3%)
Iconix Brand Group, Inc. (b)	(389,200)	(3,066,896)

Thrifts & Mortgage Finance (0.2%)
LendingTree, Inc. (b)	(17,700)	(1,413,345)

Trading Companies & Distributors (0.4%)
Aircastle, Ltd.	(77,600)	(1,594,680)
Textainer Group Holdings, Ltd.	(223,900)	(1,701,640)

		(3,296,320)

Wireless Telecommunication Services (0.3%)
Shenandoah Telecommunications Co.	(98,200)	(2,592,480)

Total Common Stocks Sold Short (Proceeds $286,205,907)		(255,418,333)

	Number of Warrants
Warrants Sold Short (0.0%)‡
Energy Equipment & Services (0.0%)‡
Hercules Offshore, Inc. Expires 11/08/21 (b)(d)(e)	(662)	(27)

Total Warrants Sold Short (Proceeds $0)		(27)

Total Investments Sold Short (Proceeds $286,205,907)	(27.9)%	(255,418,360)

Total Investments, Net of Investments Sold Short (Cost $793,208,584)	100.2	917,155,256
Other Assets, Less Liabilities	(0.2)	(1,788,705)
Net Assets	100.0%	$915,366,551

‡	Less than one-tenth of a percent.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(I)).

(b)	Non-income producing security.

(c)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of the fair valued securities was $(27), which represented less than one-tenth of a percent of the Fund’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

(e)	Illiquid security—As of October 31, 2016, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $(27), which represented less than one-tenth of a percent of the Fund’s net assets (unaudited).

(f)	As of October 31, 2016, cost was $1,084,839,130 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$126,751,849
Gross unrealized depreciation	(39,017,363)

Net unrealized appreciation	$87,734,486

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,172,310,054	$—	$—	$1,172,310,054
Exchange-Traded Fund	263,562	—	—	263,562

Total Investments in Securities	$1,172,573,616	$—	$—	$1,172,573,616

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks Sold Short (a)	$(255,418,333)	$—	$—	$(255,418,333)
Warrants Sold Short	—	(27)	—	(27)

Total Investments in Securities Sold Short	$(255,418,333)	$(27)	$—	$(255,418,360)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities before investments sold short, at value (identified cost $1,079,414,491)	$1,172,573,616
Receivables:
Investment securities sold	95,249,989
Dividends and interest	970,529
Fund shares sold	490,104
Other assets	35,365

Total assets	1,269,319,603

Liabilities
Investments sold short (proceeds $286,205,907)	255,418,360
Due to custodian	60,705
Payables:
Investment securities purchased	94,849,459
Fund shares redeemed	1,666,978
Broker fees and charges on short sales	885,565
Manager (See Note 3)	781,599
NYLIFE Distributors (See Note 3)	108,007
Transfer agent (See Note 3)	90,304
Custodian	34,036
Shareholder communication	23,539
Professional fees	22,763
Trustees	2,640
Dividends on investments sold short	336
Accrued expenses	8,761

Total liabilities	353,953,052

Net assets	$915,366,551

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$106,848
Additional paid-in capital	787,533,108

787,639,956
Undistributed net investment income	579,590
Accumulated net realized gain (loss) on investments and investments sold short	3,200,333
Net unrealized appreciation (depreciation) on investments	93,159,125
Net unrealized appreciation (depreciation) on investments sold short	30,787,547

Net assets	$915,366,551

Class A
Net assets applicable to outstanding shares	$157,903,175

Shares of beneficial interest outstanding	18,356,163

Net asset value per share outstanding	$8.60
Maximum sales charge (5.50% of offering price)	0.50

Maximum offering price per share outstanding	$9.10

Investor Class
Net assets applicable to outstanding shares	$4,702,457

Shares of beneficial interest outstanding	554,083

Net asset value per share outstanding	$8.49
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.98

Class C
Net assets applicable to outstanding shares	$84,107,507

Shares of beneficial interest outstanding	10,978,286

Net asset value and offering price per share outstanding	$7.66

Class I
Net assets applicable to outstanding shares	$668,653,412

Shares of beneficial interest outstanding	76,959,621

Net asset value and offering price per share outstanding	$8.69

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$25,127,981
Interest	712

Total income	25,128,693

Expenses
Broker fees and charges on short sales	9,949,329
Manager (See Note 3)	9,457,989
Dividends on investments sold short	2,132,212
Distribution/Service—Class A (See Note 3)	436,420
Distribution/Service—Investor Class (See Note 3)	11,219
Distribution/Service—Class C (See Note 3)	803,073
Transfer agent (See Note 3)	592,295
Registration	123,440
Professional fees	109,762
Shareholder communication	70,730
Custodian	67,838
Trustees	24,747
Miscellaneous	37,544

Total expenses	23,816,598
Reimbursement from custodian (b)	(15,246)

Net expenses	23,801,352

Net investment income (loss)	1,327,341

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment transactions	13,213,620
Investments sold short	(1,275,761)

Net realized gain (loss) on investments and investments sold short	11,937,859

Net change in unrealized appreciation (depreciation) on:
Investments	(4,353,155)
Investments sold short	(20,570,862)

Net change in unrealized appreciation (depreciation) on investments and investments sold short	(24,924,017)

Net realized and unrealized gain (loss) on investments and investments sold short	(12,986,158)

Net increase (decrease) in net assets resulting from operations	$(11,658,817)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,505.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

22	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,327,341	$418,146
Net realized gain (loss) on investment transactions and investments sold short	11,937,859	15,366,332
Net change in unrealized appreciation (depreciation) on investments and investments sold short	(24,924,017)	60,726,454

Net increase (decrease) in net assets resulting from operations	(11,658,817)	76,510,932

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(21)	—
Class I	(550,054)	—

	(550,075)	—

From net realized gain on investments:
Class A	(2,975,134)	(3,118,181)
Investor Class	(84,541)	(243,109)
Class C	(1,492,137)	(1,379,349)
Class I	(13,693,346)	(76,207,635)

	(18,245,158)	(80,948,274)

Total dividends and distributions to shareholders	(18,795,233)	(80,948,274)

Capital share transactions:
Net proceeds from sale of shares	427,303,836	417,593,556
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,452,403	80,264,458
Cost of shares redeemed	(350,626,516)	(177,306,496)

Increase (decrease) in net assets derived from capital share transactions	94,129,723	320,551,518

Net increase (decrease) in net assets	63,675,673	316,114,176

Net Assets
Beginning of year	851,690,878	535,576,702

End of year	$915,366,551	$851,690,878

Undistributed net investment income at end of year	$579,590	$113,552

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Cash Flows

for the year ended October 31, 2016

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(11,658,817)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(1,963,188,947)
Investments sold	1,879,017,984
Purchases to cover securities sold short	(755,144,491)
Securities sold short	742,501,470
Sale of short term investments, net	13,371,632
Decrease in dividends and interest receivable	153,661
Decrease in other assets	8,340
Increase in broker fees and charges payable on short sales	75,303
Decrease in dividends payable for securities sold short	(10,984)
Increase in cash due to custodian	60,705
Decrease in professional fees payable	(3,660)
Increase in custodian payable	28,182
Increase in shareholder communication payable	11,279
Increase in due to Trustees	787
Increase in due to manager	109,752
Increase in due to transfer agent	44,621
Increase in due to NYLIFE Distributors	42,186
Increase in accrued expenses	1,659
Net change in unrealized (appreciation) depreciation on investments	4,353,155
Net realized (gain) loss from investments	(13,213,620)
Net change in unrealized (appreciation) depreciation on securities sold short	20,570,862
Net realized (gain) loss from securities sold short	1,275,761

Net cash used in operating activities	(81,593,180)

Cash flows from financing activities:
Proceeds from shares sold	433,082,447
Payment on shares redeemed	(350,150,683)
Cash distributions paid	(1,342,830)

Net cash from financing activities	81,588,934

Net decrease in cash:	(4,246)

Cash at beginning of year	4,246

Cash at end of year	$—

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $17,452,403.

24	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$8.93	$9.36	$10.31	$8.29	$7.89

Net investment income (loss) (a)	0.00 ‡	(0.01)	(0.04)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	(0.15)	1.05	1.53	2.59	1.03

Total from investment operations	(0.15)	1.04	1.49	2.58	1.05

Less dividends and distributions:
From net investment income	—	—	—	(0.03)	(0.02)
From net realized gain on investments	(0.18)	(1.47)	(2.44)	(0.53)	(0.63)

Total dividends and distributions	(0.18)	(1.47)	(2.44)	(0.56)	(0.65)

Net asset value at end of year	$8.60	$8.93	$9.36	$10.31	$8.29

Total investment return (b)	(1.72%)	12.27%	17.79%	33.36%	14.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03%	(0.17%)	(0.47%)	(0.12%)	0.31%
Net expenses (excluding short sale expenses)	1.35%	1.32%	1.30%	1.30%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	2.62%	2.37%	2.45%	2.55%	2.35%
Short sale expenses	1.27%	1.05%	1.15%	1.25%	1.05%
Portfolio turnover rate	159%	152%	163%	128%	140%
Net assets at end of year (in 000’s)	$157,903	$123,721	$18,611	$2,700	$500

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$8.82	$9.28	$10.25	$8.25	$7.85

Net investment income (loss) (a)	(0.00)‡	(0.02)	(0.06)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	(0.15)	1.03	1.53	2.57	1.01

Total from investment operations	(0.15)	1.01	1.47	2.54	1.03

Less dividends and distributions:
From net investment income	(0.00)‡	—	(0.00)‡	(0.01)	(0.00)‡
From net realized gain on investments	(0.18)	(1.47)	(2.44)	(0.53)	(0.63)

Total dividends and distributions	(0.18)	(1.47)	(2.44)	(0.54)	(0.63)

Net asset value at end of year	$8.49	$8.82	$9.28	$10.25	$8.25

Total investment return (b)	(1.75%)	12.04%	17.66%	32.94%	14.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05%)	(0.26%)	(0.63%)	(0.28%)	0.19%
Net expenses (excluding short sale expenses)	1.44%	1.45%	1.53%	1.56%	1.54%
Expenses (including short sales expenses, before waiver/reimbursement)	2.72%	2.50%	2.70%	2.81%	2.61%
Short sale expenses	1.28%	1.05%	1.17%	1.25%	1.07%
Portfolio turnover rate	159%	152%	163%	128%	140%
Net assets at end of year (in 000’s)	$4,702	$3,938	$1,357	$594	$151

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of year	$8.04	$8.63	$9.76	$7.93	$7.62

Net investment income (loss) (a)	(0.06)	(0.08)	(0.12)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.14)	0.96	1.43	2.45	0.98

Total from investment operations	(0.20)	0.88	1.31	2.36	0.94

Less dividends and distributions:
From net investment income	—	—	—	(0.00)‡	—
From net realized gain on investments	(0.18)	(1.47)	(2.44)	(0.53)	(0.63)

Total dividends and distributions	(0.18)	(1.47)	(2.44)	(0.53)	(0.63)

Net asset value at end of year	$7.66	$8.04	$8.63	$9.76	$7.93

Total investment return (b)	(2.55%)	11.32%	16.68%	31.91%	13.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.81%)	(1.04%)	(1.43%)	(1.03%)	(0.56%)
Net expenses (excluding short sale expenses)	2.19%	2.20%	2.28%	2.31%	2.30%
Expenses (including short sales expenses, before waiver/reimbursement)	3.46%	3.25%	3.42%	3.58%	3.36%
Short sale expenses	1.27%	1.05%	1.14%	1.27%	1.06%
Portfolio turnover rate	159%	152%	163%	128%	140%
Net assets at end of year (in 000’s)	$84,108	$54,873	$6,229	$1,190	$451

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.00	$9.41	$10.34	$8.32	$7.92

Net investment income (loss) (a)	0.02	0.01	(0.01)	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.14)	1.05	1.53	2.56	1.02

Total from investment operations	(0.12)	1.06	1.52	2.60	1.07

Less dividends and distributions:
From net investment income	(0.01)	—	(0.01)	(0.05)	(0.04)
From net realized gain on investments	(0.18)	(1.47)	(2.44)	(0.53)	(0.63)

Total dividends and distributions	(0.19)	(1.47)	(2.45)	(0.58)	(0.67)

Net asset value at end of year	$8.69	$9.00	$9.41	$10.34	$8.32

Total investment return (b)	(1.40%)	12.44%	18.13%	33.60%	14.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.28%	0.15%	(0.09%)	0.44%	0.69%
Net expenses (excluding short sale expenses)	1.10%	1.07%	1.05%	1.05%	1.06%
Expenses (including short sales expenses, before waiver/reimbursement)	2.38%	2.12%	2.24%	2.32%	2.12%
Short sale expenses	1.28%	1.05%	1.19%	1.27%	1.06%
Portfolio turnover rate	159%	152%	163%	128%	140%
Net assets at end of year (in 000’s)	$668,653	$669,159	$509,379	$476,871	$461,366

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

26	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Equity Opportunities Fund (the “fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

27

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling

28	MainStay U.S. Equity Opportunities Fund

illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends

29

Notes to Financial Statements (continued)

declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the Fund did not hold any rights.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(L)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an amended and restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

30	MainStay U.S. Equity Opportunities Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at a 1.00% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.50%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages:1.60% for Investor Class and 2.35% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $9,457,989.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $89,326 and $7,847, respectively.

During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $13,583 and $24,368, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$96,210
Investor Class	6,643
Class C	119,902
Class I	369,540

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$579,590	$14,077,315	$—	$113,069,690	$127,726,595

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnership, short sale adjustments, and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(311,228)	$(2,462,145)	$2,773,373

The reclassifications for the Fund are primarily due to partnerships, short sale adjustments, return of capital distributions, capital gain dis-

31

Notes to Financial Statements (continued)

tributions from Real Estate Investment Trusts (REITs), and distributions in connection with redemption of fund shares.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$550,075	$26,703,782
Long-Term Capital Gain	18,245,158	54,244,492
Total	$18,795,233	$80,948,274

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $2,043,173 and $1,972,205, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	17,584,672	$147,737,267
Shares issued to shareholders in reinvestment of dividends and distributions	320,234	2,750,813
Shares redeemed	(12,906,945)	(108,250,846)

Net increase (decrease) in shares outstanding before conversion	4,997,961	42,237,234
Shares converted into Class A (See Note 1)	81,172	681,457
Shares converted from Class A (See Note 1)	(578,761)	(4,930,305)

Net increase (decrease)	4,500,372	$37,988,386

Year ended October 31, 2015:
Shares sold	14,381,714	$123,717,508
Shares issued to shareholders in reinvestment of dividends and distributions	361,897	3,018,217
Shares redeemed	(2,884,995)	(24,991,261)

Net increase (decrease) in shares outstanding before conversion	11,858,616	101,744,464
Shares converted into Class A (See Note 1)	44,060	378,595
Shares converted from Class A (See Note 1)	(34,376)	(287,083)

Net increase (decrease)	11,868,300	$101,835,976

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	340,431	$2,801,926
Shares issued to shareholders in reinvestment of dividends and distributions	9,972	84,562
Shares redeemed	(187,330)	(1,521,584)

Net increase (decrease) in shares outstanding before conversion	163,073	1,364,904
Shares converted into Investor Class (See Note 1)	26,644	221,082
Shares converted from Investor Class (See Note 1)	(82,236)	(681,457)

Net increase (decrease)	107,481	$904,529

Year ended October 31, 2015:
Shares sold	347,667	$2,956,909
Shares issued to shareholders in reinvestment of dividends and distributions	28,454	234,462
Shares redeemed	(65,989)	(555,202)

Net increase (decrease) in shares outstanding before conversion	310,132	2,636,169
Shares converted into Investor Class (See Note 1)	34,793	287,083
Shares converted from Investor Class (See Note 1)	(44,559)	(378,595)

Net increase (decrease)	300,366	$2,544,657

32	MainStay U.S. Equity Opportunities Fund

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	7,268,031	$55,099,096
Shares issued to shareholders in reinvestment of dividends and distributions	152,631	1,176,785
Shares redeemed	(3,269,171)	(24,512,461)

Net increase (decrease)	4,151,491	$31,763,420

Year ended October 31, 2015:
Shares sold	6,671,251	$51,629,797
Shares issued to shareholders in reinvestment of dividends and distributions	122,336	924,861
Shares redeemed	(688,370)	(5,306,159)

Net increase (decrease)	6,105,217	$47,248,499

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	26,095,711	$221,665,547
Shares issued to shareholders in reinvestment of dividends and distributions	1,551,991	13,440,243
Shares redeemed	(25,569,808)	(216,341,625)

Net increase (decrease) in shares outstanding before conversion	2,077,894	18,764,165
Shares converted into Class I (See Note 1)	547,581	4,709,223

Net increase (decrease)	2,625,475	$23,473,388

Year ended October 31, 2015:
Shares sold	27,857,540	$239,289,342
Shares issued to shareholders in reinvestment of dividends and distributions	9,068,762	76,086,918
Shares redeemed	(16,725,483)	(146,453,874)

Net increase (decrease)	20,200,819	$168,922,386

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner

v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

33

Notes to Financial Statements (continued)

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay U.S. Equity Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay U.S. Equity Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay U.S. Equity Opportunities Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

35

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $21,018,531 as long term capital gain distributions.

For the fiscal year ended October 31, 2016, the Fund designated approximately $550,075 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016 should be multiplied by 100% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2016.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC their proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay U.S. Equity Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

37

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

38	MainStay U.S. Equity Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

39

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

40	MainStay U.S. Equity Opportunities Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716832 MS316-16	MSUER11-12/16 (NYLIM) NL234

MainStay High Yield Opportunities Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (12/14/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.46 6.24%	4.38 5.34%	7.21 7.76%	2.00 2.00%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.46 6.25	4.41 5.38	7.19 7.75	1.94 1.94
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.44 5.44	4.59 4.59	6.95 6.95	2.69 2.69
Class I Shares	No Sales Charge		6.50	5.60	8.02	1.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[4]	10.18%	7.07%	7.94%
Average Lipper High Yield Fund[5]	7.01	5.92	6.29

4.	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s primary broad-based securities market index for comparison purposes. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,070.70	$8.12	$1,017.30	$7.91

Investor Class Shares	$1,000.00	$1,070.20	$7.91	$1,017.50	$7.71

Class C Shares	$1,000.00	$1,066.10	$11.79	$1,013.70	$11.49

Class I Shares	$1,000.00	$1,072.00	$6.72	$1,018.70	$6.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.56% for Class A, 1.52% for Investor Class, 2.27% for Class C and 1.29% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	HCA, Inc., 5.00%–5.875%, due 5/1/23–3/15/24

2.	Sprint Capital Corp., 6.875%–8.75%, due 11/15/28–3/15/32

3.	United States Treasury Notes, 1.25%, due 3/31/21

4.	T-Mobile USA, Inc., 6.125%–6.50%, due 1/15/22–1/15/26

5.	iHeartCommunications, Inc., 7.284%–9.00%, due 1/30/19–3/1/21

6.	Frontier Communications Corp., 6.25%–11.00%, due 9/15/21–9/15/25

7.	Lincoln National Corp., 3.162%–6.05%, due 5/17/66–4/20/67

8.	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 7.00%–8.25%, due 2/15/21–7/15/24

9.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, due 1/15/24–2/15/26

10.	Scientific Games International, Inc., 6.00%, due 10/18/20

8	MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Michael Kimble, CFA, and Taylor Wagenseil1 of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 6.24% for Class A shares, 6.25% for Investor Class shares and 5.44% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 6.50%. For the 12 months ended October 31, 2016, all share classes underperformed the 10.18% return of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index,2 which is the Fund’s broad-based securities-market index, and the 7.01% return of the Average Lipper3 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Early in the reporting period, volatility was elevated for all risk-based assets, including high-yield bonds. In large part, this volatility was driven by weak global economic data, plunging energy prices and poor performance in other commodity sectors. Spreads,4 as measured by the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, widened to about 800 basis points midway through the first quarter of 2016. After oil prices touched a low of about $26 per barrel in mid-February 2016, they reversed course and staged a dramatic rally. As oil prices rose, high-yield bond prices corrected sharply and high-yield bond spreads compressed.

By the end of the reporting period, high-yield spreads were below 500 basis points and the riskiest part of the high-yield market, bonds rated CCC, were up close to 30% year-to-date, outperforming bonds rated BB,5 which were up about 11%. Underweight positions in the strong-performing energy sector and the CCC part of the market detracted from the Fund’s relative performance. Although the energy sector led the high-yield rally, we did reduce the Fund’s position in energy as prices were well off their highs and defaults were still a concern.

What was the Fund’s duration6 strategy during the reporting period?

During the first half of the reporting period, the Fund maintained a duration closely in line with that of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. We extended the Fund’s duration, however, as the reporting period progressed. As of October 31, 2016, the Fund’s duration was 4.7 years, which was longer than the 4.3-year duration of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Throughout the reporting period, there were many events that had to be considered in positioning the Fund. Among these were inconsistent economic data, monetary policy of global central banks, volatility in energy prices and the impact of the U.K.’s decision to leave the European Union (“Brexit”). Nevertheless, we did not make any significant shifts in the Fund’s positioning during the reporting period. We did, however, trim the Fund’s exposure to the energy sector, and we reduced the Fund’s position in non-U.S. holdings. To keep the Fund’s beta7 in line with the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, we extended the Fund’s duration during the reporting period.

During the reporting period, which sectors were the strongest contributors to the Fund’s performance and which sectors were particularly weak?

Positions in commodity-based sectors, such as energy and metals & mining, experienced elevated price volatility during the reporting period, but they were the best performers in the Fund on an absolute basis. The Fund’s underweight position relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index in the energy sector and other commodity-related industries detracted from performance. (Contributions take weightings and total returns into account.)

1.	Mr. Wagenseil served as a portfolio manager for the Fund until August 6, 2016.
2.	See footnote on page 6 for more information on the BofA Merrill Lynch U.S. High Yield Master II Constrained Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues. The term “spread product” may refer to securities or asset classes that typically trade at a spread to comparable U.S. Treasury issues.
5.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

The Fund’s positions in homebuilders and related entities benefited from an upturn in housing and contributed positively to the Fund’s performance. The Fund’s positions in other consumer-oriented industries, such as capital goods, leisure and media, also performed well and contributed positively to performance during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased additional bonds of Novelis and MPH Acquisition Holdings. Novelis is an aluminum fabricator and makes specialized products for automakers and plane manufacturers, as well as aluminum can sheets. Novelis is a leader in manufacturing high strength aluminum products. With the need for light-weight cars and planes on the increase, Novelis’s products continued to sell well. Multiplan is the leading provider of health care cost management solutions and helps connect payers, health care providers and third-party administrators to lower overall costs. Because of the company’s unique position in the industry, Multiplan provides a necessary service used by a majority of companies in the health care community.

During the reporting period, the Fund sold its shares of Associated Materials and some of its shares of Community Health. Associated Materials is a provider of siding and roofing materials for homes. The company had issued a secured bond in 2011. The company has not been paying down debt as we initially expected, and since the bond’s maturity was approaching, we felt that with the bond priced in the mid $90s, the payoff profile was skewed to the downside and the position was sold. Community Health, a rural hospital operator, reported results that missed earnings estimates. The company was hurt by lower growth in admissions, as well as lower revenue per patient. In addition, Community Health was facing higher personnel costs.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, there were several adjustments to the Fund’s positioning, although we did not significantly change its overall beta positioning. In the banking sector, the Fund trimmed its exposure to some higher-dollar-priced securities, especially non-U.S. dollar securities. We believed that the risks in the euro region—given its slower growth prospects and the potential impact of a Brexit scenario—were greater than the returns we were receiving. The Fund also pared back its exposure to companies with weaker credit profiles. We used the proceeds from these sales to increase the Fund’s exposure in the consumer and information technology sectors. We also made some adjustments to the Fund’s commodities exposure, in large part because of securities falling into the BofA Merrill Lynch U.S. High Yield Master II Constrained Index from the investment-grade index. We believed that this repositioning could protect the Fund in a “lower for longer” commodity price environment but could give the Fund some participation if commodity prices continued to rally.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund maintained overweight positions relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index in capital goods, insurance and technology. As of the same date, the Fund held underweight positions relative to the Index in energy, metals & mining, and health care.

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets did not change. We believed that economic growth would continue to be moderate and that the Federal Reserve would remain highly accommodative. In our opinion, the potential for the Federal Reserve to raise interest rates at some point during the next reporting period seemed likely. We believed that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Opportunities Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Long-Term Bonds 100.3%† Asset-Backed Securities 0.5%
Home Equity 0.5%
GSAA Home Equity Trust
Series 2006-14, Class A1 0.575%, due 9/25/36 (a)	$383,409	$194,724
Series 2006-18, Class AV1 0.595%, due 11/25/36 (a)	98,028	39,527
Series 2007-5, Class 2A1A 0.645%, due 4/25/47 (a)	322,614	278,819
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.625%, due 3/25/47 (a)	389,982	227,240
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.635%, due 9/25/37 (a)	2,105,047	1,058,641

		1,798,951

Total Asset-Backed Securities (Cost $2,524,714)		1,798,951

Convertible Bond 0.0%‡
Mining 0.0%‡
Aleris International, Inc. 6.00%, due 6/1/20 (b)(c)(d)(e)	11,797	10,316

Total Convertible Bond (Cost $8,872)		10,316

Corporate Bonds 93.6%
Advertising 0.9%
Acosta, Inc. 7.75%, due 10/1/22 (e)	1,545,000	1,324,837
Lamar Media Corp. 5.75%, due 2/1/26	1,800,000	1,927,170

		3,252,007

Aerospace & Defense 1.7%
KLX, Inc. 5.875%, due 12/1/22 (e)	3,280,000	3,338,056
Orbital ATK, Inc. 5.25%, due 10/1/21	2,045,000	2,116,575
TransDigm, Inc. 6.00%, due 7/15/22	700,000	729,750

		6,184,381

Apparel 0.8%
Hanesbrands, Inc. 4.875%, due 5/15/26 (e)	2,865,000	2,915,138

	Principal Amount	Value
Auto Manufacturers 1.3%
Ford Motor Co. 9.98%, due 2/15/47	$980,000	$1,527,414
Navistar International Corp. 8.25%, due 11/1/21	3,000,000	2,936,250

		4,463,664

Auto Parts & Equipment 1.7%
Dana, Inc. 5.375%, due 9/15/21	1,575,000	1,633,078
MPG Holdco I, Inc. 7.375%, due 10/15/22	1,855,000	1,889,781
Tenneco, Inc. 5.00%, due 7/15/26	1,505,000	1,512,525
ZF North America Capital, Inc. 4.75%, due 4/29/25 (e)	775,000	817,625

		5,853,009

Banks 2.2%
Bank of America Corp. 6.30%, due 12/29/49 (a)	805,000	878,376
Citigroup, Inc. 6.30%, due 12/29/49 (a)	3,750,000	3,839,062
Wachovia Capital Trust III 5.57%, due 3/29/49 (a)	1,000,000	1,001,250
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	1,715,000	1,794,319
Wells Fargo Capital X 5.95%, due 12/1/86	425,000	454,750

		7,967,757

Building Materials 0.4%
Cemex SAB de CV 7.75%, due 4/16/26 (e)	1,400,000	1,568,840

Chemicals 1.0%
Momentive Performance Materials, Inc. 4.69%, due 4/24/22	2,510,000	1,957,800
Momentive Performance Materials, Inc. (Escrow Claim Shares) 10.00%, due 10/15/20 (b)(c)(d)	2,510,000	3
PQ Corp. 6.75%, due 11/15/22 (e)	1,385,000	1,494,068

		3,451,871

Commercial Services 2.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	730,000	722,700
Herc Rentals, Inc. 7.50%, due 6/1/22 (e)	2,230,000	2,230,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
Live Nation Entertainment, Inc. 4.875%, due 11/1/24 (e)	$1,770,000	$1,765,575
Service Corp. International 5.375%, due 5/15/24	2,005,000	2,105,250
United Rentals North America, Inc. 6.125%, due 6/15/23 (f)	3,485,000	3,641,825

		10,465,350

Computers 1.1%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 8.35%, due 7/15/46 (e)	620,000	751,248
NCR Corp. 6.375%, due 12/15/23	2,985,000	3,156,638

		3,907,886

Electric 1.0%
Calpine Corp. 5.75%, due 1/15/25	3,485,000	3,389,162

Entertainment 0.8%
GLP Capital, L.P. / GLP Financing II, Inc. 5.375%, due 4/15/26	1,345,000	1,429,063
Scientific Games International, Inc. 10.00%, due 12/1/22 (f)	1,705,000	1,577,125

		3,006,188

Finance—Auto Loans 1.1%
Ally Financial, Inc. 8.00%, due 11/1/31	3,211,000	3,839,397

Finance—Consumer Loans 2.6%
Navient Corp. 8.00%, due 3/25/20	3,505,000	3,802,925
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (e)	2,705,000	2,799,675
Springleaf Finance Corp.
6.00%, due 6/1/20	1,295,000	1,306,331
7.75%, due 10/1/21 (f)	1,270,000	1,323,213

		9,232,144

Finance—Other Services 0.3%
Double Eagle Acquistion Sub, Inc. 7.50%, due 10/1/24 (e)	1,050,000	1,081,500

Food 1.9%
Minerva Luxembourg S.A. 6.50%, due 9/20/26 (e)	1,825,000	1,787,405
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (e)	1,870,000	1,912,075
Post Holdings, Inc. 5.00%, due 8/15/26 (e)	1,585,000	1,537,450

	Principal Amount	Value
Food (continued)
Smithfield Foods, Inc. 6.625%, due 8/15/22	$1,000,000	$1,053,750
US Foods, Inc. 5.875%, due 6/15/24 (e)	465,000	483,600

		6,774,280

Forest Products & Paper 0.3%
Stora Enso OYJ 7.25%, due 4/15/36 (e)	1,000,000	1,127,600

Gas 0.6%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.875%, due 8/20/26	2,145,000	2,252,250

Hand & Machine Tools 0.7%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (e)	2,375,000	2,428,438

Health Care—Products 0.6%
Alere, Inc. 6.50%, due 6/15/20	2,230,000	2,258,789

Health Care—Services 3.8%
CHS / Community Health Systems, Inc. 6.875%, due 2/1/22	2,305,000	1,757,562
♦HCA, Inc.
5.00%, due 3/15/24	3,810,000	3,968,115
5.875%, due 5/1/23	2,600,000	2,758,444
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (e)	1,530,000	1,636,947
Tenet Healthcare Corp. 8.125%, due 4/1/22 (f)	3,300,000	3,225,750

		13,346,818

Holding Company—Diversified 0.1%
Stena AB 7.00%, due 2/1/24 (e)	339,000	275,438

Home Builders 5.1%
Beazer Homes USA, Inc.
5.75%, due 6/15/19	780,000	805,350
7.25%, due 2/1/23 (f)	2,720,000	2,733,600
K. Hovnanian Enterprises, Inc.
7.00%, due 1/15/19 (e)	1,615,000	1,130,500
7.25%, due 10/15/20 (e)	1,755,000	1,579,500
KB Home 7.50%, due 9/15/22	2,800,000	3,031,000
Meritage Homes Corp. 6.00%, due 6/1/25	2,135,000	2,252,425
PulteGroup, Inc. 7.875%, due 6/15/32	1,625,000	1,852,500

12	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Shea Homes, L.P. / Shea Homes Funding Corp.
5.875%, due 4/1/23 (e)	$358,000	$351,735
6.125%, due 4/1/25 (e)	500,000	492,500
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	3,650,000	3,782,312

		18,011,422

Household Products & Wares 0.8%
Kronos Acquisition Holdings, Inc. 9.00%, due 8/15/23 (e)	1,405,000	1,440,125
Spectrum Brands, Inc. 5.75%, due 7/15/25	1,450,000	1,569,625

		3,009,750

Insurance 4.5%
Glen Meadow Pass-through Trust 6.505%, due 2/12/67 (a)(e)	5,650,000	4,449,375
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (e)	500,000	587,500
10.75%, due 6/15/88 (a)(e)	500,000	756,250
♦Lincoln National Corp.
3.162%, due 5/17/66 (a)	3,840,000	3,122,496
6.05%, due 4/20/67 (a)	3,000,000	2,340,000
Oil Insurance, Ltd. 3.82%, due 12/29/49 (a)(e)	3,122,000	2,481,990
Pacific Life Insurance Co.
7.90%, due 12/30/23 (e)	1,300,000	1,598,995
9.25%, due 6/15/39 (e)	500,000	764,613

		16,101,219

Internet 0.1%
Match Group, Inc. 6.375%, due 6/1/24	260,000	280,800

Iron & Steel 2.5%
AK Steel Corp.
7.50%, due 7/15/23	600,000	646,500
8.375%, due 4/1/22	2,700,000	2,727,000
ArcelorMittal 8.00%, due 10/15/39	4,175,000	4,488,125
United States Steel Corp. 7.375%, due 4/1/20 (f)	875,000	870,625

		8,732,250

Lodging 2.3%
Boyd Gaming Corp. 6.375%, due 4/1/26 (e)	2,055,000	2,198,850
MGM Resorts International 6.75%, due 10/1/20 (f)	2,664,000	2,957,040

	Principal Amount		Value
Lodging (continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (e)		$ 3,120,000	$3,127,800

			8,283,690

Machinery—Construction & Mining 0.9%
Terex Corp. 6.00%, due 5/15/21		3,025,000	3,077,938

Machinery—Diversified 0.9%
Zebra Technologies Corp. 7.25%, due 10/15/22 (f)		2,915,000	3,140,913

Media 7.5%
Altice Luxembourg S.A. 7.75%, due 5/15/22 (e)		3,495,000	3,650,091
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.75%, due 1/15/24		3,450,000	3,648,375
5.75%, due 2/15/26 (e)		1,190,000	1,239,831
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22 (f)		1,000,000	1,018,500
7.625%, due 3/15/20		1,872,000	1,811,160
CSC Holdings LLC
5.50%, due 4/15/27 (e)		1,275,000	1,293,328
6.625%, due 10/15/25 (e)		100,000	108,375
DISH DBS Corp. 6.75%, due 6/1/21		3,425,000	3,679,752
♦iHeartCommunications, Inc. 9.00%, due 3/1/21 (f)		4,975,000	3,557,125
Sirius XM Radio, Inc. 5.375%, due 7/15/26 (e)		2,000,000	2,031,260
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 4.625%, due 2/15/26 (e)	EUR	1,500,000	1,749,737
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (e)		$2,690,000	2,730,350

			26,517,884

Metal Fabricate & Hardware 0.6%
Novelis Corp.
5.875%, due 9/30/26 (e)		1,580,000	1,599,750
6.25%, due 8/15/24 (e)		575,000	598,000

			2,197,750

Mining 4.0%
Aleris International, Inc. 7.875%, due 11/1/20		2,053,000	2,053,000
Anglo American Capital PLC
4.125%, due 4/15/21 (e)		437,000	441,752
4.875%, due 5/14/25 (e)		1,007,000	1,024,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Mining (continued)
FMG Resources (August 2006) Pty, Ltd.
6.875%, due 4/1/22 (e)	$1,155,000	$1,189,881
9.75%, due 3/1/22 (e)	1,180,000	1,368,800
Freeport-McMoRan, Inc.
3.55%, due 3/1/22 (f)	1,450,000	1,330,375
3.875%, due 3/15/23	1,690,000	1,525,225
4.00%, due 11/14/21 (f)	165,000	155,925
MMC Norilsk Nickel OJSC via MMC Finance DAC 6.625%, due 10/14/22 (e)	2,515,000	2,804,225
Teck Resources, Ltd.
6.00%, due 8/15/40	1,050,000	1,013,250
6.25%, due 7/15/41	1,250,000	1,237,500

		14,144,556

Miscellaneous—Manufacturing 1.8%
Bombardier, Inc. 6.125%, due 1/15/23 (e)	2,135,000	1,853,223
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	1,175,000	1,110,375
Textron Financial Corp. 6.00%, due 2/15/67 (a)(e)	4,725,000	3,413,812

		6,377,410

Oil & Gas 9.7%
California Resources Corp. 8.00%, due 12/15/22 (e)	1,368,000	923,400
Carrizo Oil & Gas, Inc. 6.25%, due 4/15/23	1,355,000	1,392,263
Cenovus Energy, Inc. 6.75%, due 11/15/39	1,285,000	1,434,431
CHC Helicopter S.A. 9.25%, due 10/15/20 (g)	1,246,500	613,901
CITGO Petroleum Corp. 6.25%, due 8/15/22 (e)	3,415,000	3,491,837
Concho Resources, Inc. 6.50%, due 1/15/22	1,260,000	1,304,100
Continental Resources, Inc. 5.00%, due 9/15/22	1,910,000	1,871,800
Gazprom OAO Via Gaz Capital S.A. Series Reg S 7.288%, due 8/16/37	3,480,000	3,958,500
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (e)	2,785,000	2,854,625
Marathon Petroleum Corp. 5.00%, due 9/15/54	1,660,000	1,425,940
Petrobras Global Finance B.V.
6.25%, due 3/17/24	570,000	563,445
6.875%, due 1/20/40	1,900,000	1,700,500
7.25%, due 3/17/44 (f)	1,960,000	1,803,200
8.75%, due 5/23/26	100,000	112,650

	Principal Amount	Value
Oil & Gas (continued)
Precision Drilling Corp. 6.50%, due 12/15/21	$1,640,000	$1,584,650
Sanchez Energy Corp. 6.125%, due 1/15/23 (f)	1,400,000	1,197,000
SM Energy Co. 6.75%, due 9/15/26	375,000	384,375
Sunoco, L.P. / Sunoco Finance Corp. 5.50%, due 8/1/20	1,160,000	1,177,400
Transocean, Inc. 6.80%, due 3/15/38	3,500,000	2,301,250
Valero Energy Corp. 6.625%, due 6/15/37	1,015,000	1,187,860
Whiting Petroleum Corp. 5.75%, due 3/15/21 (f)	3,310,000	3,070,025

		34,353,152

Oil & Gas Services 0.8%
CGG S.A. 6.50%, due 6/1/21	2,300,000	1,161,500
PHI, Inc. 5.25%, due 3/15/19	1,895,000	1,823,938

		2,985,438

Packaging & Containers 3.6%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (e)	2,470,000	2,568,800
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
6.00%, due 6/30/21 (e)	1,350,000	1,383,750
7.25%, due 5/15/24 (e)	1,200,000	1,266,000
♦Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
7.00%, due 7/15/24 (e)	3,195,000	3,414,657
8.25%, due 2/15/21	1,550,000	1,619,364
Sealed Air Corp. 5.50%, due 9/15/25 (e)	2,465,000	2,628,306

		12,880,877

Pharmaceuticals 1.3%
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (e)	1,890,000	1,644,300
Valeant Pharmaceuticals International, Inc. 5.625%, due 12/1/21 (e)	3,710,000	3,042,200

		4,686,500

Pipelines 1.1%
MPLX, L.P. 4.875%, due 6/1/25	1,695,000	1,768,139
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.25%, due 11/15/23 (f)	2,200,000	2,068,000

		3,836,139

14	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Private Equity 1.0%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22	$3,900,000	$3,709,875

Real Estate Investment Trusts 1.3%
Iron Mountain, Inc. 6.00%, due 8/15/23 (f)	3,190,000	3,389,375
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.25%, due 8/1/26	1,205,000	1,229,100

		4,618,475

Retail 1.1%
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.25%, due 6/1/26 (e)	2,200,000	2,293,500
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.75%, due 3/1/25	1,410,000	1,438,200

		3,731,700

Semiconductors 1.6%
Qorvo, Inc. 6.75%, due 12/1/23	2,635,000	2,885,325
Sensata Technologies UK Financing Co. PLC 6.25%, due 2/15/26 (e)	2,485,000	2,690,012

		5,575,337

Software 1.6%
First Data Corp. 7.00%, due 12/1/23 (e)	3,510,000	3,676,725
MSCI, Inc. 5.75%, due 8/15/25 (e)	1,765,000	1,876,460

		5,553,185

Telecommunications 9.6%
CenturyLink, Inc. 6.75%, due 12/1/23	1,815,000	1,864,913
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (e)	1,770,000	1,858,500
♦Frontier Communications Corp.
6.25%, due 9/15/21	600,000	570,000
11.00%, due 9/15/25	5,050,000	5,170,695
Hughes Satellite Systems Corp. 5.25%, due 8/1/26 (e)	1,805,000	1,777,925
Level 3 Financing, Inc. 5.375%, due 1/15/24	2,385,000	2,432,700
♦Sprint Capital Corp.
6.875%, due 11/15/28	6,185,000	5,690,200
8.75%, due 3/15/32	885,000	898,275
Sprint Communications, Inc. 6.00%, due 11/15/22	3,040,000	2,832,915

	Principal Amount	Value
Telecommunications (continued)
♦T-Mobile USA, Inc.
6.125%, due 1/15/22	$2,225,000	$2,347,375
6.50%, due 1/15/26 (f)	3,700,000	4,055,940
Telecom Italia Capital S.A. 7.20%, due 7/18/36	3,325,000	3,591,000
Windstream Services LLC 7.50%, due 4/1/23	920,000	862,500

		33,952,938

Transportation 2.1%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (e)	2,096,000	2,085,520
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	2,385,000	1,419,075
XPO Logistics, Inc. 6.50%, due 6/15/22 (e)	3,675,000	3,822,000

		7,326,595

Total Corporate Bonds (Cost $331,752,346)		332,127,700

Loan Assignments 4.0% (h)
Auto Parts & Equipment 0.4%
Allison Transmission, Inc. New Term Loan B3 3.25%, due 9/23/22	1,337,004	1,346,363

Commercial Services 0.4%
Neff Rental LLC 2nd Lien Term Loan 7.25%, due 6/9/21	1,600,000	1,554,667

Entertainment 1.4%
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	4,862,500	4,886,812

Food Services 0.2%
Aramark Services, Inc. USD Term Loan F 3.338%, due 2/24/21	848,926	853,170

Health Care—Products 0.8%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	2,950,847	2,870,623

Media 0.8%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/4/21	372,938	373,146

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Media (continued)
♦iHeartCommunications, Inc. Term Loan D 7.284%, due 1/30/19	$3,127,798	$2,367,352

		2,740,498

Total Loan Assignments (Cost $14,961,721)		14,252,133

Mortgage-Backed Securities 0.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Banc of America Commercial Mortgage Trust Series 2005-J, Class 1A1 3.095%, due 11/25/35 (i)	297,793	265,186
IndyMac Index Mortgage Loan Trust Series 2004-AR4, Class 3A 2.964%, due 8/25/34 (i)	323,815	312,553
Structured Asset Securities Corp. Series 2005-11H, Class A2 5.00%, due 6/25/35 (c)	47,630	47,421
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 3.081%, due 7/25/36 (i)	340,490	334,194

		959,354

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	204,475	193,381
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.338%, due 11/25/36 (i)	361,006	319,948

		513,329

Total Mortgage-Backed Securities (Cost $1,372,529)		1,472,683

U.S. Government 1.8%
♦United States Treasury Notes 1.8%
1.25%, due 3/31/21	6,500,000	6,491,368

Total U.S. Government (Cost $6,567,046)		6,491,368

Total Long-Term Bonds (Cost $357,187,228)		356,153,151

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $492,088 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 9/30/19, with a Principal Amount of $505,000 and a Market Value of $505,631)	$492,088	$492,088

Total Short-Term Investment (Cost $492,088)		492,088

Total Investments, Before Investments Sold Short (Cost $357,679,316) (j)	100.4%	356,645,239

Corporate Bonds Sold Short (1.9%)
Oil & Gas (1.1%)
Noble Energy, Inc. 4.15%, due 12/15/21	(3,750,000)	(3,977,966)

Pharmaceuticals (0.8%)
Mylan N.V. 5.25%, due 6/15/46 (e)	(2,810,000)	(2,844,909)

Total Corporate Bonds Sold Short (Proceeds $6,552,953)		(6,822,875)

Total Investments, Net of Investments Sold Short (Cost $351,126,363)	98.5	349,822,364
Other Assets, Less Liabilities	1.5	5,177,371
Net Assets	100.0%	$354,999,735

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of these securities was $10,319, which represented less than one-tenth of a percent of the Fund’s net assets.

(c)	Illiquid security—As of October 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $57,740, which represented less than one-tenth of a percent of the Fund’s net assets (Unaudited).

(d)	Restricted security.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(J)).

16	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(g)	Issue in default.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2016.

(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2016.
(j)	As of October 31, 2016, cost was $357,879,981 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$13,804,459
Gross unrealized depreciation	(15,039,201)

Net unrealized depreciation	$(1,234,742)

As of October 31, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank	EUR	4,171,000	$4,619,421	$(40,704)

Foreign Currency Sales Contracts			Contract Amount Sold	Contract Amount Purchased
Euro vs. U.S. Dollar	11/1/16	JPMorgan Chase Bank	4,171,000	4,607,745	29,029
Euro vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank	1,623,000	1,785,133	(4,112)
Net unrealized appreciation (depreciation) on foreign currency forward contracts					$(15,787)

As of October 31, 2016, the Fund held the following centrally cleared credit default swap contract1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	Receive/ (Pay) Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit CDS North American High Yield Series 27	12/20/21	Sell	$7,000	5.00%	$269,138	$239,944	$(29,194)

As of October 31, 2016, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	Receive/ (Pay) Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$12,500	(1.00)%	$(459,245)	$(14,023)	$(473,268)

1.	As of October 31, 2016, cash in the amount of $403,920 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at October 31, 2016.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

The following abbreviation is used in the preceding pages:

EUR—Euro

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,798,951	$—	$1,798,951
Convertible Bond (b)	—	—	10,316	10,316
Corporate Bonds (c)	—	332,127,697	3	332,127,700
Loan Assignments	—	14,252,133	—	14,252,133
Mortgage-Backed Securities	—	1,472,683	—	1,472,683
U.S. Government & Federal Agencies	—	6,491,368	—	6,491,368

Total Long-Term Bonds	—	356,142,832	10,319	356,153,151

Short-Term Investment
Repurchase Agreement	—	492,088	—	492,088

Total Investments in Securities	—	356,634,920	10,319	356,645,239

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	29,029	—	29,029

Total Other Financial Instruments	—	29,029	—	29,029

Total Investments in Securities and Other Financial Instruments	$—	$356,663,949	$10,319	$356,674,268

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Corporate Bonds Sold Short	$—	$(6,822,875)	$—	$(6,822,875)

Total Investments in Securities Sold Short	—	(6,822,875)	—	(6,822,875)

Other Financial Instruments
Foreign Currency Forward Contracts (d)		(44,816)		(44,816)
Credit Default Swap Contracts (d)	—	(502,462)	—	(502,462)

Total Other Financial Instruments	—	(547,278)	—	(547,278)

Total Investments in Securities Sold Short and Other Financial Instruments	$—	$(7,370,153)	$—	$(7,370,153)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $10,316 is held in Mining within the Convertible Bond section of the Portfolio of Investments.

(c)	The Level 3 security valued at $3 is held in Chemicals within the Corporate Bonds section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

18	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2016 (b)
Long-Term Bonds
Convertible Bond
Mining	$9,375	$—	$—	$941	$—	$—	$—	$—	$10,316	$941
Corporate Bonds
Chemicals	3	—	—	—	—	—	—	—	3	—
Loan Assignments
Food Services	38,668	323	306	(239)	—	(39,058)	—	—	—	—
Real Estate	163,289	1,456	762	(569)	—	(164,938)	—	—	—	—

Total	$211,335	$1,779	$1,068	$133	$—	$(203,996)	$—	$—	$10,319	$941

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities before investments sold short, at value (identified cost $357,679,316)	$356,645,239
Cash collateral on deposit at broker	403,920
Cash denominated in foreign currencies (identified cost $11,381)	10,930
Cash	604
Receivables:
Investment securities sold	11,206,748
Interest	5,601,748
Fund shares sold	463,199
Premiums paid for OTC swap contract	459,245
Other assets	35,165
Unrealized appreciation on foreign currency forward contracts	29,029

Total assets	374,855,827

Liabilities
Investments sold short (proceeds $6,552,953)	6,822,875
Payables:
Investment securities purchased	9,976,795
Fund shares redeemed	1,575,073
Manager (See Note 3)	296,683
Transfer agent (See Note 3)	136,277
Interest on investments sold short	116,750
NYLIFE Distributors (See Note 3)	89,657
Broker fees and charges on short sales	71,094
Professional fees	36,119
Shareholder communication	32,035
Custodian	19,615
Trustees	1,032
Accrued expenses	5,473
Dividend payable	155,223
Unrealized depreciation on OTC swap contract	473,268
Unrealized depreciation on foreign currency forward contracts	44,816
Variation margin on centrally cleared swaps	3,307

Total liabilities	19,856,092

Net assets	$354,999,735

Composition of Net Assets
Shares of beneficial interest outstanding (par value $.001 per share) unlimited number of shares authorized	$33,589
Additional paid-in capital	431,327,097

431,360,686
Undistributed net investment income	159,970
Accumulated net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(74,697,965)
Net unrealized appreciation (depreciation) on investments and swap contracts	(1,536,539)
Net unrealized appreciation (depreciation) on investments sold short	(269,922)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(16,495)

Net assets	$354,999,735

Class A
Net assets applicable to outstanding shares	$84,183,992

Shares of beneficial interest outstanding	7,966,379

Net asset value per share outstanding	$10.57
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.07

Investor Class
Net assets applicable to outstanding shares	$4,974,222

Shares of beneficial interest outstanding	473,080

Net asset value per share outstanding	$10.51
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.01

Class C
Net assets applicable to outstanding shares	$80,815,834

Shares of beneficial interest outstanding	7,680,836

Net asset value and offering price per share outstanding	$10.52

Class I
Net assets applicable to outstanding shares	$185,025,687

Shares of beneficial interest outstanding	17,468,911

Net asset value and offering price per share outstanding	$10.59

20	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$29,622,220

Expenses
Manager (See Note 3)	3,437,731
Distribution/Service—Class A (See Note 3)	342,230
Distribution/Service—Investor Class (See Note 3)	12,176
Distribution/Service—Class C (See Note 3)	928,637
Transfer agent (See Note 3)	1,007,737
Interest on investments sold short	968,653
Broker fees and charges on short sales	568,591
Professional fees	97,405
Shareholder communication	84,514
Registration	78,899
Custodian	33,729
Trustees	11,140
Interest expense	2,540
Miscellaneous	20,988

Total expenses before waiver/reimbursement	7,594,970
Expense waiver/reimbursement from Manager (See Note 3)	(334,791)
Reimbursement from custodian (a)	(17,220)

Net expenses	7,242,959

Net investment income (loss)	22,379,261

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(54,576,338)
Investments sold short	2,352,534
Swap transactions	(701,396)
Foreign currency transactions	1,306,156

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(51,619,044)

Net change in unrealized appreciation (depreciation) on:
Investments	45,180,857
Investments sold short	(2,676,407)
Swap contracts	750,957
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(564,903)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	42,690,504

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(8,928,540)

Net increase (decrease) in net assets resulting from operations	$13,450,721

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,379,261	$51,547,475
Net realized gain (loss) on investment transactions, investments sold short, swap transactions and foreign currency transactions	(51,619,044)	(29,739,229)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	42,690,504	(73,218,979)

Net increase (decrease) in net assets resulting from operations	13,450,721	(51,410,733)

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,379,032)	(19,301,446)
Investor Class	(192,483)	(299,160)
Class C	(2,957,926)	(7,360,496)
Class I	(7,954,391)	(22,969,265)

	(16,483,832)	(49,930,367)

From net realized gain on investments:
Class A	—	(10,523,782)
Investor Class	—	(134,780)
Class C	—	(4,256,817)
Class I	—	(12,580,060)

	—	(27,495,439)

From return of capital:
Class A	(1,481,304)	(1,090,038)
Investor Class	(62,275)	(17,820)
Class C	(1,124,777)	(485,913)
Class I	(2,323,374)	(1,224,072)

	(4,991,730)	(2,817,843)

Total dividends and distributions to shareholders	(21,475,562)	(80,243,649)

Capital share transactions:
Net proceeds from sale of shares	175,272,776	211,491,350
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	18,872,257	69,191,417
Cost of shares redeemed	(469,592,739)	(692,707,537)

Increase (decrease) in net assets derived from capital share transactions	(275,447,706)	(412,024,770)

Net increase (decrease) in net assets	(283,472,547)	(543,679,152)

	2016	2015
Net Assets
Beginning of year	$638,472,282	$1,182,151,434

End of year	$354,999,735	$638,472,282

Undistributed net investment income at end of year	$159,970	$773,797

22	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended October 31, 2016

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$13,450,721
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(208,558,480)
Investments sold	506,448,012
Purchases to cover securities sold short	(176,240,356)
Securities sold short	128,287,838
Sale of short term investments, net	17,731,352
Amortization (accretion) of discount and premium, net	213,011
Decrease in dividends and interest receivable	5,624,887
Decrease in cash collateral on deposit at brokers	217,436
Decrease in premiums paid for OTC swap contracts	174,904
Decrease in other assets	4,420
Decrease in broker fees and charges payable on short sales	(69,771)
Decrease in interest payable for securities sold short	(453,117)
Increase in variation margin on centrally cleared swap contracts	(18,763)
Decrease in professional fees payable	(13,712)
Increase in custodian payable	15,247
Decrease in shareholder communication payable	(6,778)
Decrease in due to Trustees	(636)
Decrease in due to manager	(164,510)
Decrease in due to transfer agent	(124,945)
Decrease in due to NYLIFE Distributors	(67,812)
Decrease in accrued expenses	(2,074)
Net change in unrealized (appreciation) depreciation on forward foreign currency contracts	598,367
Net change in unrealized (appreciation) depreciation on OTC swap contracts	(139,078)
Net change in unrealized (appreciation) depreciation on investments	(45,180,857)
Net realized (gain) loss from investments	54,576,338
Net change in unrealized (appreciation) depreciation on securities sold short	2,676,407
Net realized (gain) loss from securities sold short	(2,352,534)
Net realized (gain) loss on forward foreign currency contracts	1,547,416
Net realized (gain) loss on OTC swap contracts	(46,206)

Net cash provided by operating activities	298,126,727

Cash flows from financing activities:
Proceeds from shares sold	175,796,059
Payment on shares redeemed	(471,586,905)
Cash distributions paid	(2,801,236)

Net cash used in financing activities	(298,592,082)

Net decrease in cash:	(465,355)

Cash at beginning of year	476,889

Cash at end of year	$11,534

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $18,872,257.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013		2012
Net asset value at beginning of year	$10.47	$12.09	$12.22	$11.94		$11.30

Net investment income (loss) (a)	0.53	0.67	0.64	0.68		0.70
Net realized and unrealized gain (loss) on investments	0.10	(1.44)	(0.22)	0.39		0.75
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.14	0.08	(0.06)		0.05

Total from investment operations	0.62	(0.63)	0.50	1.01		1.50

Less dividends and distributions:
From net investment income	(0.39)	(0.65)	(0.63)	(0.67	)(b)	(0.69)
From net realized gain on investments	—	(0.30)	—	(0.06)		(0.17)
From return of capital	(0.13)	(0.04)	—	—		—

Total dividends and distributions	(0.52)	(0.99)	(0.63)	(0.73)		(0.86)

Net asset value at end of year	$10.57	$10.47	$12.09	$12.22		$11.94

Total investment return (c)	6.24%	(5.34%)	4.12%	8.83%		13.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.26%	5.93%	5.18%	5.57%		6.13%
Net expenses (excluding short sale expenses)	1.30%	1.30%	1.27%	1.28	%(d)	1.28	%(d)
Expenses (including short sales expenses, before waiver/reimbursement)	1.74%	2.00%	1.50%	1.48%		1.64%
Short sale expenses	0.35%	0.69%	0.23%	0.20%		0.36%
Portfolio turnover rate	35%	15%	26%	33%		23%
Net assets at end of year (in 000’s)	$84,184	$244,230	$455,383	$515,530		$445,818

(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

	Year ended October 31,
Investor Class	2016	2015	2014	2013		2012
Net asset value at beginning of year	$10.42	$12.04	$12.17	$11.89		$11.26

Net investment income (loss) (a)	0.53	0.67	0.65	0.68		0.70
Net realized and unrealized gain (loss) on investments	0.10	(1.44)	(0.22)	0.40		0.74
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.14	0.08	(0.06)		0.05

Total from investment operations	0.62	(0.63)	0.51	1.02		1.49

Less dividends and distributions:
From net investment income	(0.40)	(0.65)	(0.64)	(0.68	)(b)	(0.69)
From net realized gain on investments	—	(0.30)	—	(0.06)		(0.17)
From return of capital	(0.13)	(0.04)	—	—		—

Total dividends and distributions	(0.53)	(0.99)	(0.64)	(0.74)		(0.86)

Net asset value at end of year	$10.51	$10.42	$12.04	$12.17		$11.89

Total investment return (c)	6.25%	(5.30%)	4.19%	8.91%		13.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.28%	6.00%	5.24%	5.60%		6.16%
Net expenses (excluding short sale expenses)	1.23%	1.24%	1.23%	1.24	%(d)	1.25	%(d)
Expenses (including short sales expenses, before waiver/reimbursement)	1.67%	1.94%	1.46%	1.44%		1.61%
Short sale expenses	0.35%	0.69%	0.23%	0.20%		0.36%
Portfolio turnover rate	35%	15%	26%	33%		23%
Net assets at end of year (in 000’s)	$4,974	$5,011	$5,308	$4,646		$2,816

(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

24	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2016	2015	2014	2013		2012
Net asset value at beginning of year	$10.43	$12.05	$12.17	$11.89		$11.27

Net investment income (loss) (a)	0.46	0.59	0.55	0.59		0.62
Net realized and unrealized gain (loss) on investments	0.09	(1.44)	(0.20)	0.40		0.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.14	0.07	(0.06)		0.05

Total from investment operations	0.54	(0.71)	0.42	0.93		1.40

Less dividends and distributions:
From net investment income	(0.32)	(0.57)	(0.54)	(0.59	)(b)	(0.61)
From net realized gain on investments	—	(0.30)	—	(0.06)		(0.17)
From return of capital	(0.13)	(0.04)	—	—		—

Total dividends and distributions	(0.45)	(0.91)	(0.54)	(0.65)		(0.78)

Net asset value at end of year	$10.52	$10.43	$12.05	$12.17		$11.89

Total investment return (c)	5.44%	(6.01%)	3.49%	8.00%		12.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.54%	5.25%	4.48%	4.86%		5.41%
Net expenses (excluding short sale expenses)	1.98%	1.99%	1.98%	1.99	%(d)	2.00	%(d)
Expenses (including short sales expenses, before waiver/reimbursement)	2.42%	2.69%	2.21%	2.19%		2.36%
Short sale expenses	0.35%	0.69%	0.23%	0.20%		0.36%
Portfolio turnover rate	35%	15%	26%	33%		23%
Net assets at end of year (in 000’s)	$80,816	$118,552	$173,707	$184,556		$172,027

(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

	Year ended October 31,
Class I	2016	2015	2014	2013		2012
Net asset value at beginning of year	$10.49	$12.12	$12.24	$11.96		$11.32

Net investment income (loss) (a)	0.56	0.70	0.67	0.71		0.73
Net realized and unrealized gain (loss) on investments	0.10	(1.46)	(0.20)	0.39		0.75
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.14	0.07	(0.06)		0.05

Total from investment operations	0.65	(0.62)	0.54	1.04		1.53

Less dividends and distributions:
From net investment income	(0.42)	(0.67)	(0.66)	(0.70	)(b)	(0.72)
From net realized gain on investments	—	(0.30)	—	(0.06)		(0.17)
From return of capital	(0.13)	(0.04)	—	—		—

Total dividends and distributions	(0.55)	(1.01)	(0.66)	(0.76)		(0.89)

Net asset value at end of year	$10.59	$10.49	$12.12	$12.24		$11.96

Total investment return (c)	6.50%	(5.17%)	4.46%	9.09%		14.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.49%	6.19%	5.44%	5.82%		6.38%
Net expenses (excluding short sale expenses)	1.05%	1.05%	1.02%	1.03	%(d)	1.03	%(d)
Expenses (including short sales expenses, before waiver/reimbursement)	1.49%	1.75%	1.25%	1.23%		1.39%
Short sale expenses	0.35%	0.69%	0.23%	0.20%		0.36%
Portfolio turnover rate	35%	15%	26%	33%		23%
Net assets at end of year (in 000’s)	$185,026	$270,680	$547,754	$578,106		$513,289

(a)	Per share data based on average shares outstanding during the year.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay High Yield Opportunities Fund (the “Predecessor Fund”), a series of Eclipse Funds Inc. (the “Company”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 24, 2013. All information regarding and references to periods prior to May 24, 2013 relate to the Predecessor Fund.

The Fund currently offers four classes of shares. Class A, Class C, and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

26	MainStay High Yield Opportunities Fund

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the secu-

rity or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities

27

Notes to Financial Statements (continued)

valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution

28	MainStay High Yield Opportunities Fund

plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments. The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2016, the Fund did not hold any unfunded commitments.

(I)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading, in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2016, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an

29

Notes to Financial Statements (continued)

offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

30	MainStay High Yield Opportunities Fund

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the Fund did not hold any rights or warrants.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(O)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(P)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(Q)  Risk.  The Fund’s principal investments include high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in

31

Notes to Financial Statements (continued)

bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(S)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into credit default swap contracts for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. The Fund also entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Foreign Currency Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$—	$29,029	$29,029

Total Fair Value		$—	$29,029	$29,029

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Foreign Currency Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$—	$(44,816)	$(44,816)
Swap Contracts	Unrealized depreciation on investments and swap contracts (a)	(502,462)	—	(502,462)

Total Fair Value		$(502,462)	$(44,816)	$(547,278)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Foreign Currency Forward Contracts	Net realized gain (loss) on foreign currency transactions	$—	$1,547,416	$1,547,416
Swap Contracts	Net realized gain (loss) on swap transactions	(701,396)	—	(701,396)

Total Realized Gain (Loss)		$(701,396)	$1,547,416	$846,020

32	MainStay High Yield Opportunities Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Foreign Currency Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$—	$(598,367)	$(598,367)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	750,957	—	750,957

Total Change in Unrealized Appreciation (Depreciation)		$750,957	$(598,367)	$152,590

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$—	$10,665,933	$10,665,933
Forward Contracts Short	$—	$(21,207,367)	$(21,207,367)
Swap Contracts	$24,229,464	$—	$24,229,464

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $3 billion and 0.775% in excess of $3 billion. During the year ended October 31, 2016, the effective management fee rate was 0.80%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless

New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $3,437,731 and waived its fees and/or reimbursed expenses in the amount of $334,791.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $12,675 and $2,728, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $966 and $5,717, respectively.

33

Notes to Financial Statements (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$348,845
Investor Class	8,961
Class C	171,378
Class I	478,553

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(74,513,087)	$(342,492)	$(1,505,372)	$(76,360,951)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign forward contracts, and swap adjustments. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(6,509,256)	$6,509,256	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), swap adjustments, and defaulted bonds.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $74,513,087 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,405	$71,108

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$16,483,832	$52,573,554
Long-Term Capital Gain	—	24,852,252
Return of Capital	4,991,730	2,817,843
Total	$21,475,562	$80,243,649

Note 5–Restricted Securities

As of October 31, 2016, the Fund held the following restricted securities:

Security	Date of Acquisition	Principal Amount	Cost	10/31/16 Value	Percent of Net Assets
Aleris International, Inc. Convertible Bond 6.00%, due 6/1/20	7/6/10	$11,797	$8,872	$10,316	0.0	%‡
Momentive Performance Materials, Inc. (Escrow Claim Shares) Corporate Bond 10.00%, due 10/15/20	10/28/14	2,510,000	—	3	0.0	‡
Total			$8,872	$10,319	0.0	%‡

‡	Less than one-tenth of a percent.

34	MainStay High Yield Opportunities Fund

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $150,898 and $426,698, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	6,979,228	$69,631,196
Shares issued to shareholders in reinvestment of dividends and distributions	647,911	6,535,673
Shares redeemed	(22,990,845)	(232,023,254)

Net increase (decrease) in shares outstanding before conversion	(15,363,706)	(155,856,385)
Shares converted into Class A (See Note 1)	48,267	497,294
Shares converted from Class A (See Note 1)	(40,733)	(412,630)

Net increase (decrease)	(15,356,172)	$(155,771,721)

Year ended October 31, 2015:
Shares sold	8,470,020	$94,006,197
Shares issued to shareholders in reinvestment of dividends and distributions	2,689,717	29,628,336
Shares redeemed	(25,491,497)	(284,210,224)

Net increase (decrease) in shares outstanding before conversion	(14,331,760)	(160,575,691)
Shares converted into Class A (See Note 1)	47,620	529,423
Shares converted from Class A (See Note 1)	(48,014)	(513,337)

Net increase (decrease)	(14,332,154)	$(160,559,605)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	68,452	$692,871
Shares issued to shareholders in reinvestment of dividends and distributions	24,061	243,164
Shares redeemed	(81,719)	(822,658)

Net increase (decrease) in shares outstanding before conversion	10,794	113,377
Shares converted into Investor Class (See Note 1)	29,859	300,372
Shares converted from Investor Class (See Note 1)	(48,503)	(497,293)

Net increase (decrease)	(7,850)	$(83,544)

Year ended October 31, 2015:
Shares sold	96,269	$1,079,150
Shares issued to shareholders in reinvestment of dividends and distributions	39,883	436,527
Shares redeemed	(96,468)	(1,072,703)

Net increase (decrease) in shares outstanding before conversion	39,684	442,974
Shares converted into Investor Class (See Note 1)	48,240	513,337
Shares converted from Investor Class (See Note 1)	(47,847)	(529,423)

Net increase (decrease)	40,077	$426,888

35

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	605,423	$6,057,411
Shares issued to shareholders in reinvestment of dividends and distributions	302,442	3,053,486
Shares redeemed	(4,596,397)	(46,192,921)

Net increase (decrease)	(3,688,532)	$(37,082,024)

Year ended October 31, 2015:
Shares sold	1,345,045	$15,103,453
Shares issued to shareholders in reinvestment of dividends and distributions	805,440	8,826,030
Shares redeemed	(5,202,542)	(57,801,406)

Net increase (decrease)	(3,052,057)	$(33,871,923)

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	9,738,949	$98,891,298
Shares issued to shareholders in reinvestment of dividends and distributions	888,340	9,039,934
Shares redeemed	(18,962,556)	(190,553,906)

Net increase (decrease) in shares outstanding before conversion	(8,335,267)	(82,622,674)
Share converted into Class I (See Note 1)	11,000	112,257

Net increase (decrease)	(8,324,267)	$(82,510,417)

Year ended October 31, 2015:
Shares sold	9,020,914	$101,302,550
Shares issued to shareholders in reinvestment of dividends and distributions	2,743,809	30,300,524
Shares redeemed	(31,173,445)	(349,623,204)

Net increase (decrease)	(19,408,722)	$(218,020,130)

Note 11–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the amended complaint on November 30, 2015. Discovery in the case has commenced.

Note 12–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At a meeting held on November 1-2, 2016, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay High Yield Opportunities Fund (the “Fund”) by MainStay High Yield Corporate Bond Fund (the “Acquiring Fund”), a series of The MainStay Funds, in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Fund (the “Reorganization”).

The Reorganization does not require shareholder approval and you are not being asked to vote on the Reorganization. In December, shareholders who own shares of the Fund as of the record date will receive an Information Statement/Prospectus containing further information regarding the Acquiring Fund and the Reorganization which is scheduled to take place on or about February 17, 2017.

36	MainStay High Yield Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Opportunities Fund (the “Fund”), one of the funds constituting the MainStay Funds Trust, as of October 31, 2016, and the related statements of operations for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Opportunities Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

37

Federal Income Tax Information

(Unaudited)

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay High Yield Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

39

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

40	MainStay High Yield Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

41

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay High Yield Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717393 MS316-16	MSHYR11-12/16 (NYLIM) NL235

MainStay International Opportunities Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Since Inception (9/28/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.20 –2.85%	6.48 7.70%	–1.00 –0.39%	3.34 3.34%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.38 –3.04	6.34 7.55	–1.11 –0.50	3.51 3.51
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–4.80 –3.84	6.73 6.73	–1.27 –1.27	4.23 4.23
Class I Shares	No Sales Charge		–2.69	7.93	–0.17	3.13

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Since Inception (9/28/07)
MSCI EAFE® Index[4]	–3.23%	4.99%	–0.68%
Average Lipper International Multi-Cap Core Fund[5]	–1.96	5.12	–0.69

4.

The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper International Multi-Cap Core Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,010.00	$17.43	$1,007.80	$17.41

Investor Class Shares	$1,000.00	$1,008.80	$18.13	$1,007.10	$18.11

Class C Shares	$1,000.00	$1,003.90	$21.96	$1,003.20	$21.95

Class I Shares	$1,000.00	$1,010.00	$16.17	$1,009.00	$16.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (3.45% for Class A, 3.59% for Investor Class, 4.36% for Class C and 3.20% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2016 (Unaudited)

Japan	33.2%
United Kingdom	15.2
Australia	12.3
France	11.0
Germany	10.5
Switzerland	9.8
Italy	5.8
Netherlands	5.6
Hong Kong	4.0
Spain	3.0
Denmark	2.6
United States	2.6
Sweden	2.3
Norway	2.1
Israel	1.8

Singapore	1.5%
Austria	1.4
Luxembourg	1.0
Finland	0.8
Belgium	0.6
Portugal	0.6
Ireland	0.5
Canada	0.4
Georgia	0.3
New Zealand	0.1
South Africa	0.1
Other Assets, Less Liabilities	0.1
Investments Sold Short	–29.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Novartis A.G. Registered

2.	Royal Dutch Shell PLC

3.	Nestle S.A. Registered

4.	Sanofi

5.	BP PLC
6.	Siemens A.G. Registered

7.	Bayer A.G. Registered

8.	British American Tobacco PLC

9.	Roche Holding A.G.

10.	BNP Paribas S.A.

Top Five Short Positions as of October 31, 2016 (Unaudited)

1.	Liberbank S.A.

2.	Greencross, Ltd.

3.	Independence Group NL

4.	Topcon Corp.

5.	Sports Direct International PLC

8	MainStay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay International Opportunities Fund returned –2.85% for Class A shares, –3.04% for Investor Class shares and –3.84% for Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund’s Class I shares returned –2.69%. For the 12 months ended October 31, 2016, Class A, Investor Class and Class I share outperformed—and Class C shares underperformed—the –3.23% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. During the same period, all share classes underperformed the –1.96% return of the Average Lipper2 International Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund maintained several currency futures positions that yielded a negative return of –0.31%. The Fund also maintained foreign currency forward contracts that yielded a positive return of 0.03%.

What factors affected the Fund’s relative performance during the reporting period?

Favorable stock selection was the largest positive contributor to the Fund’s performance relative to the MSCI EAFE® Index. (Contributions take weightings and total returns into account.) Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock selection process—were negative, partially offsetting positive relative performance. From a regional perspective, stock selection was also the main driver of the Fund’s performance relative to the MSCI EAFE® Index, while regional allocation effects detracted from relative performance during the reporting period.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

During the reporting period, the sector that made the strongest positive contribution to the Fund’s performance relative to the MSCI EAFE® Index was financials, followed by consumer staples and consumer discretionary. In each of these sectors, relative performance benefited from favorable stock selection, which more than offset the slight negative effects of overweight positions. Relative to the MSCI EAFE® Index, industrials was the

Fund’s largest sector detractor relative to the Index because of an underweight position and poor stock selection. The energy sector was another area of relative weakness, driven by weak stock selection.

Regionally, Europe and the Pacific Rim made the most substantial positive contributions to the Fund’s performance relative to the MSCI EAFE® Index, with stock selection as the primary driver. Stock selection in Japan was modestly positive for the Fund’s relative performance. There were no significant relative performance effects driven by allocation decisions across regions.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were Australia, Italy and France. The countries that detracted the most from the Fund’s relative performance were Norway, Spain and China. Overweight allocations relative to the MSCI EAFE® Index in Japan and New Zealand provided small positive contributions to performance, while an overweight allocation to Israel detracted from relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Fund’s absolute performance during the reporting period were short positions in Italian regional banks Banca Carige and Banca Monte dei Paschi Siena. Both banks suffered from concerns over the level of bad loans on their balance sheets. A long position in Australian gold producer Evolution Mining also contributed positively to the Fund’s absolute performance. The company benefited from recovering commodity prices and effective cost-cutting measures.

The most substantial detractor from the Fund’s absolute performance was a long position in Deutsche Bank. The company came under pressure from headwinds associated with lower trading revenues and balance sheet concerns. Long positions in two pharmaceutical companies—Switzerland-based Novartis and Israel-based Teva Pharmaceuticals—detracted from absolute performance because of disappointing sales and increasing competition from generic drug companies.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund made a significant purchase of Japanese vehicle manufacturer Honda Motor, moving from an underweight to an overweight position relative to the MSCI EAFE® Index. The company traded at a reasonable

1.	See footnote on page 6 for more information on the MSCI EAFE® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

valuation, while industry trends were improving alongside the company’s earnings profile. The Fund also added a new position in Australian conglomerate Westfarmers, which was increased to an overweight position relative to the MSCI EAFE® Index. The company had an attractive valuation and improving market sentiment. The position was later sold during the reporting period.

Fund sales included moving from an overweight position relative to the MSCI EAFE® Index to an underweight position in French telecommunication services company Orange. Despite the company’s reasonable valuation and earnings, investor sentiment deteriorated during the reporting period, which led the Fund to exit its position. The Fund fully exited its overweight position in Deutsche Bank. The move was driven by the absence of a compelling valuation and a significant shift in investor sentiment, coupled with negative earnings trends.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund increased its weightings relative to the MSCI EAFE® Index in the materials and consumer staples sectors. Over the same period, the Fund modestly decreased its relative sector weightings in the consumer discretionary and financials sectors.

Regionally, the Fund increased its weighting relative to the MSCI EAFE® Index in the Asia-Pacific region and in Japan and decreased its relative weighting in emerging markets. The Fund increased its country weightings relative to the MSCI EAFE® Index in Australia, Hong Kong, the United Kingdom and France and decreased its relative weightings in Belgium, Sweden and Norway.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held overweight positions relative to the MSCI EAFE® Index in the materials and telecommunication services sectors. As of the same date, the Fund held underweight positions relative to the Index in the financials and consumer discretionary sectors.

As of October 31, 2016, the Fund held an overweight position relative to the MSCI EAFE® Index in Japan. As of the same date, the Fund held underweight positions relative to the Index in Europe and Asia Pacific ex-Japan. From a country perspective, the Fund was overweight relative to the MSCI EAFE® Index in France, Denmark and Israel but underweight relative to the Index in Belgium, Spain and the Netherlands.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Opportunities Fund

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 126.4%†
Australia 12.3%
Asaleo Care, Ltd. (Personal Products)	236,328	$262,471
Australia & New Zealand Banking Group, Ltd. (Banks)	22,497	476,610
Beach Energy, Ltd. (Oil, Gas & Consumable Fuels)	2,245,147	1,238,215
Bendigo & Adelaide Bank, Ltd. (Banks)	62,573	529,780
BHP Billiton PLC (Metals & Mining)	93,532	1,413,296
BHP Billiton, Ltd. (Metals & Mining)	42,240	741,284
BlueScope Steel, Ltd. (Metals & Mining)	540,813	3,208,892
Commonwealth Bank of Australia (Banks)	64,907	3,623,612
CSL, Ltd. (Biotechnology)	6,229	476,256
CSR, Ltd. (Construction Materials)	1,081,848	3,012,039
Downer EDI, Ltd. (Commercial Services & Supplies)	716,611	3,178,084
Fortescue Metals Group, Ltd. (Metals & Mining)	991,422	4,147,960
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance) (a)	1,008,648	2,347,872
GWA Group, Ltd. (Building Products)	174,110	378,794
Harvey Norman Holdings, Ltd. (Multiline Retail)	545,593	2,095,914
JB Hi-Fi, Ltd. (Specialty Retail)	63,621	1,373,976
Macquarie Group, Ltd. (Capital Markets)	71,841	4,361,025
Metcash, Ltd. (Food & Staples Retailing) (b)	1,492,608	2,259,499
Mineral Resources, Ltd. (Metals & Mining)	94,100	828,202
Monash IVF Group, Ltd. (Biotechnology)	199,637	320,433
Primary Health Care, Ltd. (Health Care Providers & Services)	181,924	531,416
RCG Corp., Ltd. (Specialty Retail) (a)	137,350	152,021
Regis Resources, Ltd. (Metals & Mining)	804,495	1,988,932
Resolute Mining, Ltd. (Metals & Mining)	2,449,791	2,804,651
Retail Food Group, Ltd. (Hotels, Restaurants & Leisure)	54,842	282,433
Select Harvests, Ltd. (Food Products)	22,723	105,787
Seven Group Holdings, Ltd. (Trading Companies & Distributors)	221,743	1,533,300
Seven West Media, Ltd. (Media)	2,975,409	1,539,107
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	1,042,542	1,054,772
SmartGroup Corp., Ltd. (Commercial Services & Supplies)	14,506	65,877
South32, Ltd. (Metals & Mining)	1,103,583	2,157,503
Southern Cross Media Group, Ltd. (Media)	1,402,664	1,536,489
St. Barbara, Ltd. (Metals & Mining) (b)	252,690	505,542
Suncorp Group, Ltd. (Insurance)	273,446	2,489,884
Telstra Corp., Ltd. (Diversified Telecommunication Services)	774,732	2,934,906

	Shares	Value
Australia (continued)
Vita Group, Ltd. (Specialty Retail)	361,960	$1,126,152
Webjet, Ltd. (Internet & Catalog Retail)	21,827	181,646
Wesfarmers, Ltd. (Food & Staples Retailing)	158,443	4,942,835
Westpac Banking Corp. (Banks)	18,762	434,875
Whitehaven Coal, Ltd. (Oil, Gas & Consumable Fuels) (b)	1,384,575	3,191,335

		65,833,677

Austria 1.4%
Erste Group Bank A.G. (Banks) (b)	126,448	3,971,306
Lenzing A.G. (Chemicals)	14,989	1,952,289
Raiffeisen Bank International A.G. (Banks) (b)	48,178	789,609
RHI A.G. (Construction Materials)	27,847	701,254

		7,414,458

Belgium 0.6%
Anheuser-Busch InBev S.A./N.V. (Beverages)	10,223	1,173,292
D’ieteren S.A./N.V. (Distributors)	32,487	1,433,102
KBC Group N.V. (Banks) (b)	8,465	515,824

		3,122,218

Canada 0.4%
Entertainment One, Ltd. (Media)	843,331	2,396,856

Denmark 2.6%
A.P. Moeller—Maersk A/S Class B (Marine)	2,292	3,517,932
Dfds A/S (Marine)	19,465	940,817
GN Store Nord A/S (Health Care Equipment & Supplies)	83,303	1,689,222
Novo Nordisk A/S Class B (Pharmaceuticals)	6,992	250,134
Pandora A/S (Textiles, Apparel & Luxury Goods)	22,296	2,902,251
Vestas Wind Systems A/S (Electrical Equipment) (c)	54,754	4,391,924

		13,692,280

Finland 0.8%
Cramo OYJ (Trading Companies & Distributors)	12,394	325,852
Metso OYJ (Machinery)	83,886	2,200,852
Sanoma OYJ (Media)	74,534	698,331
UPM-Kymmene OYJ (Paper & Forest Products)	44,970	1,046,556

		4,271,591

France 11.0%
Atos S.E. (IT Services)	34,845	3,619,320
AXA S.A. (Insurance)	248,034	5,591,257
♦BNP Paribas S.A. (Banks)	111,591	6,472,850
Casino Guichard Perrachon S.A. (Food & Staples Retailing)	46,527	2,315,231

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)
∎	Among the Fund’s 5 largest short positions as of October 31, 2016. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
France (continued)
CNP Assurances (Insurance) (c)	227,485	$3,941,857
Compagnie Generale des Etablissements Michelin (Auto Components)	12,371	1,339,422
Credit Agricole S.A. (Banks)	194,093	2,094,862
Electricite de France S.A. (Electric Utilities) (a)	347,258	3,892,078
Eurazeo S.A. (Diversified Financial Services)	21,515	1,238,297
Gaztransport Et Technigaz S.A. (Oil, Gas & Consumable Fuels)	7,163	242,186
IPSOS (Media)	50,394	1,645,771
Neopost S.A. (Technology Hardware, Storage & Peripherals)	67,458	2,042,355
Peugeot S.A. (Automobiles) (b)(c)	268,221	4,017,629
Rallye S.A. (Food & Staples Retailing)	26,919	487,285
Renault S.A. (Automobiles)	27,119	2,355,096
♦Sanofi (Pharmaceuticals)	99,164	7,724,515
Societe Generale S.A. (Banks)	130,686	5,101,459
Total S.A. (Oil, Gas & Consumable Fuels)	30,191	1,448,976
Valeo S.A. (Auto Components)	56,477	3,254,876

		58,825,322

Georgia 0.3%
BGEO Group PLC (Banks)	37,820	1,368,383

Germany 9.6%
adidas A.G. (Textiles, Apparel & Luxury Goods)	11,362	1,863,412
Allianz S.E. Registered (Insurance) (c)	27,395	4,270,347
BASF S.E. (Chemicals)	4,983	439,248
♦Bayer A.G. Registered (Pharmaceuticals) (c)	73,107	7,246,064
Cewe Stiftung & Co. KGaA (Commercial Services & Supplies)	2,550	244,096
Covestro A.G. (Chemicals) (c)(d)	67,119	3,966,926
Daimler A.G. Registered Shares (Automobiles)	15,546	1,107,730
Deutsche Lufthansa A.G. Registered (Airlines)	215,607	2,756,169
Deutsche Pfandbriefbank A.G. (Thrifts & Mortgage Finance) (d)	32,267	331,471
Deutz A.G. (Machinery)	136,325	673,429
E.ON S.E. (Multi-Utilities)	87,313	639,497
Evonik Industries A.G. (Chemicals) (c)	125,681	3,926,522
Fresenius S.E. & Co. KGaA (Health Care Providers & Services)	2,966	218,929
Grammer A.G. (Auto Components)	45,235	2,583,640
Henkel A.G. & Co. KGaA (Household Products)	433	47,675
HOCHTIEF A.G. (Construction & Engineering)	23,222	3,169,925
Koenig & Bauer A.G. (Machinery) (b)	29,353	1,378,630
METRO A.G. (Food & Staples Retailing)	111,432	3,338,236
Salzgitter A.G. (Metals & Mining)	31,870	1,046,061
SAP S.E. (Software)	7,072	622,926
♦Siemens A.G. Registered (Industrial Conglomerates) (c)	64,970	7,378,140

	Shares	Value
Germany (continued)
Siltronic A.G. (Semiconductors & Semiconductor Equipment) (b)	7,013	$252,281
Software A.G. (Software)	61,944	2,250,768
Volkswagen A.G. (Automobiles)	1,935	288,884
Wincor Nixdorf A.G. (Technology Hardware, Storage & Peripherals) (b)	18,600	1,354,540

		51,395,546

Hong Kong 4.0%
AIA Group, Ltd. (Insurance)	62,600	395,107
BOC Hong Kong Holdings, Ltd. (Banks)	236,500	844,692
Cheung Kong Property Holding, Ltd. (Real Estate Management & Development)	153,000	1,133,363
CK Hutchison Holdings, Ltd. (Industrial Conglomerates)	8,000	98,974
Hang Lung Properties, Ltd. (Real Estate Management & Development)	69,000	152,314
Henderson Land Development Co., Ltd. (Real Estate Management & Development)	78,100	462,726
Hongkong Land Holdings, Ltd. (Real Estate Management & Development)	63,400	424,780
Link REIT (Real Estate Investment Trusts)	128,500	916,253
Noble Group, Ltd. (Trading Companies & Distributors) (b)	4,186,200	499,485
NWS Holdings, Ltd. (Industrial Conglomerates)	502,000	889,361
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development)	232,000	3,464,048
Swire Pacific, Ltd. Class A (Real Estate Management & Development)	36,000	374,364
Swire Properties, Ltd. (Real Estate Management & Development)	33,200	95,462
Truly International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	7,482,000	2,932,775
WH Group, Ltd. (Food Products) (d)	2,896,500	2,349,154
Wharf Holdings, Ltd. (The) (Real Estate Management & Development)	65,000	488,618
Wheelock & Co., Ltd. (Real Estate Management & Development)	43,000	265,578
Xinyi Glass Holdings, Ltd. (Auto Components) (b)	3,444,000	2,961,941
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	756,000	2,880,492

		21,629,487

Ireland 0.5%
Shire PLC (Biotechnology)	50,478	2,873,007

Israel 1.8%
Bank Hapoalim B.M. (Banks)	604,128	3,486,535
Delek Automotive Systems, Ltd. (Specialty Retail)	42,728	365,320
El Al Israel Airlines (Airlines)	2,272,416	2,209,450

12	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Israel (continued)
Israel Corp., Ltd. (The) (Chemicals) (b)	7,367	$1,098,435
Teva Pharmaceutical Industries, Ltd. (Pharmaceuticals)	58,581	2,453,918

		9,613,658

Italy 5.8%
ACEA S.p.A. (Multi-Utilities)	51,293	664,421
Assicurazioni Generali S.p.A. (Insurance)	121,354	1,567,957
ASTM S.p.A. (Transportation Infrastructure)	7,243	78,198
Banca IFIS S.p.A. (Diversified Financial Services)	13,713	396,658
Biesse S.p.A. (Machinery)	358	6,174
Cementir Holding S.p.A. (Construction Materials)	1,300	6,351
Enel S.p.A. (Electric Utilities)	1,203,659	5,179,563
Esprinet S.p.A. (Electronic Equipment, Instruments & Components)	30,276	224,340
EXOR S.p.A. (Diversified Financial Services) (c)	94,122	3,999,612
Iren S.p.A. (Multi-Utilities)	277,968	499,208
Maire Tecnimont S.p.A. (Construction & Engineering)	356,275	860,422
Poste Italiane S.p.A. (Insurance) (d)	409,592	2,727,004
Saras S.p.A. (Oil, Gas & Consumable Fuels)	2,074,126	3,602,012
Telecom Italia S.p.A. (Diversified Telecommunication Services) (b)	5,658,335	4,012,589
TREVI-Finanziaria Industriale S.p.A. (Construction & Engineering) (b)	78,356	115,519
UniCredit S.p.A. (Banks) (c)	1,710,649	4,243,976
Unipol Gruppo Finanziario S.p.A. (Insurance)	939,435	2,873,104

		31,057,108

Japan 33.2%
Adastria Co., Ltd. (Specialty Retail)	39,300	1,031,311
Astellas Pharma, Inc. (Pharmaceuticals)	306,900	4,563,846
BML, Inc. (Health Care Providers & Services)	41,800	1,110,867
Cawachi, Ltd. (Food & Staples Retailing)	47,600	1,226,879
Central Japan Railway Co. (Road & Rail) (c)	28,500	4,855,082
cocokara fine, Inc. (Food & Staples Retailing)	5,900	228,697
Daiho Corp. (Construction & Engineering)	173,000	953,504
DCM Holdings Co., Ltd. (Specialty Retail)	314,000	2,754,649
DeNA Co., Ltd. (Internet Software & Services)	60,200	1,940,269
Dynam Japan Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	163,400	236,392
East Japan Railway Co. (Road & Rail)	15,700	1,385,858
EDION Corp. (Specialty Retail) (a)	40,800	362,208
EPS Holdings, Inc. (Life Sciences Tools & Services)	24,100	316,906
Foster Electric Co., Ltd. (Household Durables)	118,600	2,183,814
Fukuda Corp. (Construction & Engineering)	17,000	200,524
Fukuoka Financial Group, Inc. (Banks)	891,000	3,865,786
G-Tekt Corp. (Auto Components)	11,900	226,153

	Shares	Value
Japan (continued)
GMO Internet, Inc. (Internet Software & Services)	117,800	$1,578,230
GungHo Online Entertainment, Inc. (Software) (a)	14,400	36,525
Haseko Corp. (Household Durables)	283,700	2,767,475
Hazama Ando Corp. (Construction & Engineering)	281,900	1,822,525
Hitachi Capital Corp. (Consumer Finance)	49,500	1,108,286
Hitachi, Ltd. (Electronic Equipment, Instruments & Components)	113,000	602,552
Honda Motor Co., Ltd. (Automobiles) (c)	194,200	5,822,111
Idemitsu Kosan Co., Ltd. (Oil, Gas & Consumable Fuels)	17,600	406,309
Iida Group Holdings Co., Ltd. (Household Durables)	200,900	3,886,966
Information Services International-Dentsu, Ltd. (IT Services)	7,000	121,684
Inpex Corp. (Oil, Gas & Consumable Fuels)	355,400	3,340,157
ITOCHU Corp. (Trading Companies & Distributors)	365,800	4,633,978
Jaccs Co., Ltd. (Consumer Finance)	221,000	868,237
Kanamoto Co., Ltd. (Trading Companies & Distributors)	99,600	2,398,112
Kandenko Co., Ltd. (Construction & Engineering)	82,000	809,288
Kao Corp. (Personal Products)	2,000	103,080
Kasai Kogyo Co., Ltd. (Auto Components)	11,100	125,638
KDDI Corp. (Wireless Telecommunication Services) (c)	204,100	6,212,331
Kenko Mayonnaise Co., Ltd. (Food Products)	700	25,698
Konami Holdings Corp. (Software) (c)	97,200	3,841,842
Maeda Corp. (Construction & Engineering)	313,000	2,907,047
Marubeni Corp. (Trading Companies & Distributors)	555,600	2,928,198
Marvelous, Inc. (Software) (a)	113,500	808,472
Medipal Holdings Corp. (Health Care Providers & Services) (c)	224,200	3,837,504
Meidensha Corp. (Machinery)	359,000	1,204,997
Mitsubishi Chemical Holdings Corp. (Chemicals) (c)	632,100	4,164,977
Mitsubishi Corp. (Trading Companies & Distributors)	172,300	3,764,082
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	76,000	1,508,477
Mitsubishi UFJ Financial Group, Inc. (Banks) (c)	1,053,800	5,472,485
Mitsui Chemicals, Inc. (Chemicals)	790,000	3,902,165
Mixi, Inc. (Internet Software & Services)	105,500	3,888,219
Mizuho Financial Group, Inc. (Banks) (c)	3,193,200	5,392,540
Modec, Inc. (Energy Equipment & Services)	54,600	926,227
MS&AD Insurance Group Holdings, Inc. (Insurance) (c)	137,300	4,087,447

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Japan (continued)
Namura Shipbuilding Co., Ltd. (Machinery)	244,500	$1,494,465
Nichiha Corp. (Building Products)	31,600	781,940
Nikon Corp. (Household Durables)	11,500	174,030
Nippon Sheet Glass Co., Ltd. (Building Products) (b)	105,800	862,582
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (c)	112,800	5,012,377
Nishi-Nippon Financial Holdings, Inc. (Banks) (b)	252,700	2,515,675
Nojima Corp. (Specialty Retail)	34,700	450,336
Nomura Holdings, Inc. (Capital Markets) (c)	951,200	4,775,501
NTT Data Corp. (IT Services)	31,200	1,612,511
NTT DOCOMO, Inc. (Wireless Telecommunication Services) (c)	167,400	4,214,930
Obayashi Corp. (Construction & Engineering)	121,100	1,169,775
Oki Electric Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	107,200	1,401,461
Osaki Electric Co., Ltd. (Electronic Equipment, Instruments & Components)	33,000	317,507
Otsuka Holdings Co., Ltd. (Pharmaceuticals)	24,900	1,091,497
PALTAC Corp. (Distributors)	19,100	469,532
Penta-Ocean Construction Co., Ltd. (Construction & Engineering)	404,000	2,411,595
Pola Orbis Holdings, Inc. (Personal Products)	3,300	275,026
Pressance Corp. (Household Durables)	15,400	177,687
Rengo Co., Ltd. (Containers & Packaging)	337,000	2,117,698
Round One Corp. (Hotels, Restaurants & Leisure)	455,400	3,217,807
Shinmaywa Industries, Ltd. (Machinery)	40,000	310,098
Showa Corp. (Auto Components)	82,700	540,188
SoftBank Group Corp. (Wireless Telecommunication Services)	37,600	2,367,075
Stella Chemifa Corp. (Chemicals)	39,600	1,395,270
Sumitomo Bakelite Co., Ltd. (Chemicals)	25,000	136,121
Sumitomo Corp. (Trading Companies & Distributors) (c)	374,100	4,314,618
Sumitomo Dainippon Pharma Co., Ltd. (Pharmaceuticals)	26,400	458,419
Sumitomo Forestry Co., Ltd. (Household Durables)	207,300	2,893,937
Sumitomo Mitsui Financial Group, Inc. (Banks)	61,200	2,131,817
Taihei Dengyo Kaisha, Ltd. (Construction & Engineering)	65,000	674,359
Taiheiyo Cement Corp. (Construction Materials)	615,000	1,765,185
Taiyo Nippon Sanso Corp. (Chemicals)	94,900	999,948
TIS Inc. (IT Services)	59,200	1,342,966
Toa Corp. (Construction & Engineering)	30,600	645,147
Toho Zinc Co., Ltd. (Metals & Mining)	80,000	279,203

	Shares	Value
Japan (continued)
Tokio Marine Holdings, Inc. (Insurance) (c)	79,100	$3,129,455
Tokyo Energy & Systems, Inc. (Construction & Engineering)	2,000	19,357
Tokyo Tatemono Co., Ltd. (Real Estate Management & Development)	3,200	40,767
Tokyo TY Financial Group, Inc. (Banks)	36,700	1,177,606
Toyo Engineering Corp. (Construction & Engineering)	70,000	240,297
Toyota Motor Corp. (Automobiles)	61,400	3,559,174
Tsukui Corp. (Health Care Providers & Services)	229,300	1,506,510
Vital KSK Holdings, Inc. (Health Care Providers & Services)	4,400	46,614
Yurtec Corp. (Construction & Engineering)	101,000	741,585

		178,006,254

Luxembourg 1.0%
Aperam S.A. (Metals & Mining)	10,621	482,633
ArcelorMittal (Metals & Mining) (b)(c)	642,484	4,329,052
Millicom International Cellular S.A. (Wireless Telecommunication Services)	8,112	356,645

		5,168,330

Netherlands 5.6%
Advanced Metallurgical Group N.V. (Metals & Mining)	54,545	1,086,464
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	96,794	3,152,074
ING Groep N.V. (Banks) (c)	456,449	6,010,299
NN Group N.V. (Insurance)	135,051	4,069,525
♦Royal Dutch Shell PLC
Class A (Oil, Gas & Consumable Fuels)	159,142	3,970,792
Class B (Oil, Gas & Consumable Fuels) (c)	220,392	5,705,423
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment) (c)	481,129	4,588,122
Wolters Kluwer N.V. (Professional Services)	39,279	1,520,144

		30,102,843

New Zealand 0.1%
SKY Network Television, Ltd. (Media)	55,538	183,484
Spark New Zealand, Ltd. (Diversified Telecommunication Services)	199,990	523,427

		706,911

Norway 2.1%
Austevoll Seafood ASA (Food Products)	160,386	1,446,169
Borregaard ASA (Chemicals)	37,969	372,229
Grieg Seafood ASA (Food Products)	71,684	631,178
Leroy Seafood Group ASA (Food Products)	9,984	527,938
Marine Harvest ASA (Food Products) (b)	54,115	981,784
Norway Royal Salmon ASA (Food Products)	46,024	1,019,370
Salmar ASA (Food Products)	104,853	3,403,581

14	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Norway (continued)
Telenor ASA (Diversified Telecommunication Services) (a)	181,744	$2,892,559

		11,274,808

Portugal 0.6%
EDP—Energias de Portugal S.A. (Electric Utilities)	1,021,470	3,376,291

Singapore 1.5%
CapitaLand, Ltd. (Real Estate Management & Development)	363,400	807,120
China Aviation Oil Singapore Corp., Ltd. (Oil, Gas & Consumable Fuels)	1,503,000	1,539,461
Golden Agri-Resources, Ltd. (Food Products)	4,451,000	1,231,723
IGG, Inc. (Software) (a)	3,788,000	2,769,367
Jardine Cycle & Carriage, Ltd. (Distributors)	26,400	801,156
Silverlake Axis, Ltd. (Software)	88,500	40,712
Wilmar International, Ltd. (Food Products)	451,900	1,075,140

		8,264,679

South Africa 0.1%
Investec PLC (Capital Markets)	55,162	342,993

Spain 3.0%
ACS Actividades de Construccion y Servicios S.A. (Construction & Engineering) (c)	124,263	3,809,924
Banco Santander S.A. (Banks)	272,342	1,338,460
Iberdrola S.A. (Electric Utilities)	85,865	585,250
Obrascon Huarte Lain S.A. (Construction & Engineering) (a)	99,250	399,090
Repsol S.A. (Oil, Gas & Consumable Fuels)	311,780	4,368,905
Telefonica S.A. (Diversified Telecommunication Services) (c)	564,790	5,741,185

		16,242,814

Sweden 2.3%
Atlas Copco AB Class B (Machinery)	38,401	1,004,226
Bilia AB Class A (Specialty Retail)	13,489	321,837
Electrolux AB Series B (Household Durables)	83,097	1,967,909
Granges AB (Metals & Mining)	128,750	1,250,844
Intrum Justitia AB (Commercial Services & Supplies)	12,574	387,710
Inwido AB (Building Products)	42,007	459,269
Mycronic AB (Electronic Equipment, Instruments & Components)	144,246	1,505,199
Nobina AB (Road & Rail) (d)	80,202	537,217
Nordea Bank AB (Banks)	397,765	4,181,484
SAS AB (Airlines) (a)(b)	379,239	642,411

		12,258,106

	Shares	Value
Switzerland 9.8%
ABB, Ltd. Registered (Electrical Equipment)	242,669	$5,002,726
Actelion, Ltd. Registered (Biotechnology) (b)(c)	26,312	3,802,351
Adecco Group A.G. Registered (Professional Services)	4,593	273,152
Autoneum Holding A.G. (Auto Components)	3,513	930,126
Coca-Cola HBC A.G. (Beverages) (b)(c)	171,424	3,705,476
Glencore PLC (Metals & Mining) (b)	709,851	2,172,145
Kardex A.G. Registered (Machinery) (b)	1,617	138,243
Kudelski S.A. (Electronic Equipment, Instruments & Components) (b)	7,836	135,015
Logitech International S.A. Registered (Technology Hardware, Storage & Peripherals)	55,267	1,337,623
Lonza Group A.G. Registered (Life Sciences Tools & Services) (b)	405	76,453
♦Nestle S.A. Registered (Food Products) (c)	123,067	8,923,306
♦Novartis A.G. Registered (Pharmaceuticals) (c)	144,263	10,263,367
Oriflame Holding A.G. (Personal Products) (b)	86,350	3,174,973
♦Roche Holding A.G. (Pharmaceuticals) (c)	28,196	6,482,330
Swiss Re A.G. (Insurance)	3,603	334,612
Wizz Air Holdings PLC (Airlines) (b)(d)	101,000	1,867,960
Zurich Insurance Group A.G. (Insurance) (b)	14,365	3,758,374

		52,378,232

United Kingdom 15.2%
3i Group PLC (Capital Markets)	408,149	3,352,146
Acacia Mining PLC (Metals & Mining)	326,883	2,074,545
Aldermore Group PLC (Banks) (b)	295,141	623,522
Anglo American PLC (Metals & Mining) (b)(c)	292,736	4,052,476
AstraZeneca PLC (Pharmaceuticals) (c)	101,713	5,711,912
Barratt Developments PLC (Household Durables)	246,920	1,371,219
Bellway PLC (Household Durables)	17,670	511,721
♦BP PLC (Oil, Gas & Consumable Fuels) (c)	1,299,475	7,693,531
♦British American Tobacco PLC (Tobacco) (c)	123,522	7,093,126
Carillion PLC (Construction & Engineering)	195,814	601,828
Centamin PLC (Metals & Mining)	1,166,897	2,253,830
Debenhams PLC (Multiline Retail)	1,047,155	688,283
EnQuest PLC (Oil, Gas & Consumable Fuels) (a)(b)	1,081,950	357,563
Evraz PLC (Metals & Mining) (b)	158,531	397,980
Ferrexpo PLC (Metals & Mining) (b)	253,041	311,271
Galliford Try PLC (Construction & Engineering)	34,633	519,711
GlaxoSmithKline PLC (Pharmaceuticals) (c)	235,832	4,671,938
HSBC Holdings PLC (Banks)	446,955	3,371,065
Imperial Brands PLC (Tobacco) (c)	115,275	5,581,079
Indivior PLC (Pharmaceuticals)	821,591	3,161,694
John Wood Group PLC (Energy Equipment & Services)	17,954	168,993
J Sainsbury PLC (Food & Staples Retailing)	1,139,778	3,500,279
Kingfisher PLC (Specialty Retail) (c)	880,015	3,891,703

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Old Mutual PLC (Insurance)	250,183	$617,042
OneSavings Bank PLC (Thrifts & Mortgage Finance)	127,716	453,341
Persimmon PLC (Household Durables)	68,556	1,421,479
Petrofac, Ltd. (Energy Equipment & Services)	137,525	1,357,587
Royal Mail PLC (Air Freight & Logistics)	106,869	642,266
Sage Group PLC (The) (Software)	210,109	1,855,507
Shawbrook Group PLC (Banks) (b)(d)	113,742	312,967
Subsea 7 S.A. (Energy Equipment & Services) (b)	58,772	659,397
TORM PLC (Oil, Gas & Consumable Fuels)	39	334
Unilever N.V., CVA (Personal Products)	1,599	67,017
Unilever PLC (Personal Products)	31,241	1,307,009
Vodafone Group PLC (Wireless Telecommunication Services) (c)	1,941,885	5,343,201
William Hill PLC (Hotels, Restaurants & Leisure)	355,618	1,287,548
Wm Morrison Supermarkets PLC (Food & Staples Retailing)	380,042	1,053,614
Wolseley PLC (Trading Companies & Distributors)	11,966	622,618
Worldpay Group PLC (IT Services) (d)	382,661	1,333,939
WPP PLC (Media)	63,326	1,378,147

		81,674,428

United States 0.8%
Carnival PLC (Hotels, Restaurants & Leisure) (c)	88,126	4,245,617

Total Common Stocks (Cost $666,667,968)		677,535,897

Exchange-Traded Fund 0.9% (e)
United States 0.9%
iShares MSCI EAFE ETF (Capital Markets)	79,402	4,591,024

Total Exchange-Traded Fund (Cost $4,603,816)		4,591,024

Preferred Stock 0.9%
Germany 0.9%
Volkswagen A.G. 0.17% (Automobiles) (c)	35,663	4,901,463

Total Preferred Stock (Cost $4,910,242)		4,901,463

	Number Of Rights
Rights 0.0%‡
France 0.0%‡
EXOR (Diversified Financial Services) (b)(f)(g)	99,652	0

	Number of Rights	Value
United Kingdom 0.0%‡
EnQuest PLC (Oil, Gas & Consumable Fuels) (b)(f)(g)	480,866	$24,609

Total Rights (Cost $0)		24,609

	Principal Amount
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
United States 0.9%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $4,976,399 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.25% and a maturity date of 10/2/19, with a Principal Amount of $5,055,000 and a Market Value of $5,080,257) (Capital Markets)	$4,976,395	4,976,395

Total Short-Term Investment (Cost $4,976,395)		4,976,395

Total Investments, Before Investments Sold Short (Cost $681,158,421) (h)	129.1%	692,029,388

	Shares
Investments Sold Short (29.2%) Common Stocks Sold Short (29.0%)
Australia (4.8%)
Aconex, Ltd. (Internet Software & Services) (b)	(456,595)	(1,931,164)
APN Outdoor Group, Ltd. (Media)	(161,867)	(584,878)
Ardent Leisure Group (Hotels, Restaurants & Leisure)	(592,526)	(910,484)
Australian Agricultural Co., Ltd. (Food Products) (b)	(922,897)	(1,225,073)
Estia Health, Ltd. (Health Care Providers & Services)	(125,981)	(256,834)
∎ Greencross, Ltd. (Specialty Retail)	(438,980)	(2,330,845)
GUD Holdings, Ltd. (Household Durables)	(50,054)	(361,723)
Iluka Resources, Ltd. (Metals & Mining)	(255,764)	(1,122,609)
∎ Independence Group NL (Metals & Mining)	(693,201)	(2,241,101)
InvoCare, Ltd. (Diversified Consumer Services)	(10,738)	(106,761)
IPH, Ltd. (Professional Services)	(339,780)	(1,512,053)
Jacana Minerals, Ltd. (Metals & Mining) (b)(f)(g)	(26,409)	(2)

16	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Australia (continued)
Liquefied Natural Gas, Ltd. (Oil, Gas & Consumable Fuels) (b)	(516,140)	$(219,871)
Mantra Group, Ltd. (Hotels, Restaurants & Leisure)	(200,052)	(500,671)
McMillan Shakespeare, Ltd. (Professional Services)	(154,065)	(1,269,246)
Metals X, Ltd. (Metals & Mining) (b)	(513,532)	(539,088)
Nine Entertainment Co. Holdings, Ltd. (Media)	(781,135)	(511,020)
OFX Group Ltd. (Diversified Financial Services)	(293,152)	(345,651)
Orocobre, Ltd. (Metals & Mining) (b)	(366,228)	(1,066,998)
Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (b)	(3,372,145)	(359,127)
Perseus Mining, Ltd. (Metals & Mining) (b)	(420,495)	(191,922)
Qube Holdings, Ltd. (Transportation Infrastructure)	(1,064)	(1,805)
Sandfire Resources NL (Metals & Mining)	(122,924)	(486,243)
Sirtex Medical, Ltd. (Biotechnology)	(46,201)	(980,900)
Spotless Group Holdings, Ltd. (Commercial Services & Supplies)	(2,664,487)	(2,026,875)
Syrah Resources, Ltd. (Metals & Mining) (b)	(582,386)	(1,594,875)
Tassal Group, Ltd. (Food Products)	(445,645)	(1,305,158)
Virgin Australia Holdings, Ltd. (Airlines) (b)	(854,496)	(152,754)
Virgin Australia International Holdings Pty, Ltd. (Airlines) (b)(f)(g)	(444,108)	(3,378)
Western Areas, Ltd. (Metals & Mining) (b)	(961,751)	(1,807,061)

		(25,946,170)

Austria (1.1%)
ams A.G. (Semiconductors & Semiconductor Equipment)	(66,496)	(1,864,751)
Do & Co. A.G. (Hotels, Restaurants & Leisure)	(5,796)	(448,433)
Schoeller-Bleckmann Oilfield Equipment A.G. (Energy Equipment & Services)	(29,419)	(2,083,332)
Zumtobel Group A.G. (Electrical Equipment)	(97,214)	(1,706,934)

		(6,103,450)

Belgium (1.2%)
Ablynx N.V. (Biotechnology) (b)	(31,898)	(315,144)
Ackermans & van Haaren N.V. (Diversified Financial Services)	(13,066)	(1,815,133)
Cie d’Entreprises S.A. (Construction & Engineering)	(6,651)	(732,669)
Fagron N.V. (Health Care Providers & Services) (b)	(193,138)	(1,908,580)
KBC Ancora CVA (Diversified Financial Services) (b)	(2,518)	(95,529)
Nyrstar N.V. (Metals & Mining) (b)	(206,315)	(1,059,937)
Tessenderlo Chemie N.V. (Chemicals) (b)	(8,772)	(292,543)

		(6,219,535)

China (0.0%)‡
Boshiwa International Holding, Ltd. (Specialty Retail) (b)(f)(g)	(86,000)	(1,863)

	Shares	Value
China (continued)
China Shanshui Cement Group, Ltd. (Construction Materials) (b)(f)(g)	(932,000)	$(188,670)

		(190,533)

Denmark (0.1%)
ALK-Abello A/S (Pharmaceuticals)	(713)	(96,388)
FLSmidth & Co. A/S (Construction & Engineering)	(18,087)	(657,195)

		(753,583)

Finland (0.1%)
Caverion Corp. (Commercial Services & Supplies)	(16,875)	(121,521)
Outotec OYJ (Construction & Engineering) (b)	(64,365)	(280,366)

		(401,887)

France (0.8%)
DBV Technologies S.A. (Biotechnology) (b)	(767)	(53,011)
Europcar Groupe S.A. (Road & Rail) (b)(d)	(193,663)	(1,799,817)
Innate Pharma S.A. (Biotechnology) (b)	(33,081)	(388,567)
Marie Brizard Wine & Spirits S.A. (Beverages) (b)	(15,063)	(256,134)
Television Francaise 1 (Media)	(193,769)	(1,786,338)

		(4,283,867)

Germany (1.4%)
ADVA Optical Networking S.E. (Communications Equipment) (b)	(29,955)	(238,271)
Bilfinger S.E. (Commercial Services & Supplies) (b)	(24,090)	(848,746)
GRENKE A.G. (Diversified Financial Services)	(951)	(165,572)
Hypoport A.G. (Diversified Financial Services) (b)	(7,810)	(624,574)
Manz A.G. (Semiconductors & Semiconductor Equipment) (b)	(4,109)	(149,821)
MorphoSys A.G. (Life Sciences Tools & Services) (b)	(46,096)	(2,040,775)
Rational A.G. (Machinery)	(403)	(209,031)
SGL Carbon S.E. (Electrical Equipment) (b)	(141,320)	(1,762,323)
Vossloh A.G. (Machinery) (b)	(10,259)	(622,666)
Zooplus A.G. (Internet & Catalog Retail) (b)	(4,541)	(645,792)

		(7,307,571)

Hong Kong (1.1%)
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (b)(f)(g)	(1,608,000)	(7,983)
China Financial International Investments, Ltd. (Capital Markets) (b)	(1,040,000)	(52,969)
Esprit Holdings, Ltd. (Specialty Retail) (b)	(2,459,181)	(2,029,354)
Good Resources Holdings, Ltd. (Diversified Financial Services) (b)	(2,980,000)	(153,696)
Haier Healthwise Holdings, Ltd. (Leisure Products) (b)	(6,590,000)	(216,677)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Hong Kong (continued)
HKBN, Ltd. (Diversified Telecommunication Services)	(915,500)	$(1,081,288)
Luk Fook Holdings International, Ltd. (Specialty Retail)	(11,000)	(32,267)
Melco International Development, Ltd. (Hotels, Restaurants & Leisure)	(162,000)	(211,807)
Pacific Basin Shipping, Ltd. (Marine) (b)	(5,224,000)	(781,355)
Realord Group Holdings, Ltd. (Commercial Services & Supplies) (b)	(1,104,000)	(718,866)
Regina Miracle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (d)	(248,000)	(253,898)
Sa Sa International Holdings, Ltd. (Specialty Retail)	(13,600)	(6,225)
Vision Fame International Holding, Ltd. (Construction & Engineering) (b)	(82,000)	(28,547)
Vitasoy International Holdings, Ltd. (Food Products)	(98,000)	(204,958)

		(5,779,890)

India (0.2%)
Vedanta Resources PLC (Metals & Mining)	(111,600)	(974,630)

Ireland (0.1%)
Cairn Homes PLC (Household Durables) (b)	(200,823)	(259,584)

Italy (3.1%)
Banca Carige S.p.A. (Banks) (b)	(3,057,325)	(1,042,429)
Banca Generali S.p.A. (Capital Markets)	(89,871)	(1,995,809)
Banca Monte dei Paschi di Siena S.p.A. (Banks) (b)	(903,109)	(241,007)
Banca Popolare dell’Emilia Romagna S.C. (Banks)	(70,247)	(329,584)
Banca Popolare di Sondrio SCPA (Banks)	(407,997)	(1,361,552)
Banco Popolare S.C. (Banks)	(553,906)	(1,595,524)
Brunello Cucinelli S.p.A. (Textiles, Apparel & Luxury Goods)	(87,909)	(1,740,898)
Cairo Communication S.p.A. (Media)	(349,530)	(1,496,417)
Cerved Information Solutions S.p.A. (Diversified Financial Services)	(76,271)	(614,134)
Credito Valtellinese S.C. (Banks)	(3,422,258)	(1,504,217)
Ei Towers S.p.A. (Diversified Telecommunication Services) (b)	(6,988)	(329,856)
PRADA S.p.A. (Textiles, Apparel & Luxury Goods)	(386,100)	(1,354,117)
Rizzoli Corriere Della Sera Mediagroup S.p.A. (Media) (b)	(1,069,115)	(1,143,107)
Yoox Net-A-Porter Group S.p.A. (Internet & Catalog Retail) (b)	(68,440)	(1,968,407)

		(16,717,058)

	Shares	Value
Japan (6.9%)
Ai Holdings Corp. (Electronic Equipment, Instruments & Components)	(29,300)	$(721,674)
Aiful Corp. (Consumer Finance) (b)	(683,800)	(2,086,545)
Alpine Electronics, Inc. (Household Durables)	(69,000)	(921,140)
Anicom Holdings, Inc. (Insurance)	(92,800)	(2,085,721)
Asahi Intecc Co., Ltd. (Health Care Equipment & Supplies)	(47,500)	(2,060,885)
ASKUL Corp. (Internet & Catalog Retail)	(31,000)	(1,278,488)
COOKPAD, Inc. (Internet Software & Services)	(78,900)	(751,608)
Daifuku Co., Ltd. (Machinery)	(11,600)	(210,386)
Eneres Co., Ltd. (Independent Power & Renewable Electricity Producers) (b)	(3,600)	(30,895)
FreakOut, Inc. (Media) (b)	(9,400)	(294,002)
HEALIOS KK (Biotechnology) (b)	(4,500)	(86,335)
Hirata Corp. (Machinery)	(3,300)	(250,796)
Ichigo, Inc. (Capital Markets)	(182,400)	(793,119)
IDOM, Inc. (Specialty Retail)	(255,600)	(1,335,642)
Istyle, Inc. (Internet Software & Services)	(192,400)	(1,520,927)
Jamco Corp. (Aerospace & Defense)	(20,600)	(425,868)
JIG-SAW, Inc. (Internet Software & Services) (b)	(3,700)	(233,213)
Jin Co., Ltd. (Specialty Retail)	(25,000)	(1,301,612)
Kobe Bussan Co., Ltd. (Food & Staples Retailing)	(2,200)	(69,019)
Kumiai Chemical Industry Co., Ltd. (Chemicals)	(214,800)	(1,218,709)
MISUMI Group, Inc. (Trading Companies & Distributors)	(73,300)	(1,339,908)
Miura Co., Ltd. (Machinery)	(14,000)	(242,033)
Monex Group, Inc. (Capital Markets)	(90,300)	(207,517)
MonotaRO Co., Ltd. (Trading Companies & Distributors)	(79,100)	(1,932,433)
Next Co., Ltd. (Media)	(248,300)	(2,093,041)
Nihon M&A Center, Inc. (Capital Markets)	(58,200)	(1,895,232)
Okamoto Industries, Inc. (Chemicals)	(80,000)	(868,122)
Optex Co., Ltd. (Electronic Equipment, Instruments & Components)	(17,700)	(452,163)
OSAKA Titanium Technologies Co., Ltd. (Metals & Mining) (b)	(80,700)	(1,082,721)
Rizap Group, Inc. (Personal Products)	(73,400)	(614,525)
SanBio Co., Ltd. (Biotechnology) (b)	(23,000)	(309,021)
Septeni Holdings Co., Ltd. (Media)	(113,700)	(512,826)
Seria Co., Ltd. (Multiline Retail)	(7,500)	(593,592)
SHO-BOND Holdings Co., Ltd. (Construction & Engineering)	(22,700)	(1,097,444)
SMS Co., Ltd. (Internet Software & Services)	(44,100)	(1,152,647)
Sosei Group Corp. (Pharmaceuticals) (b)	(2,200)	(331,038)
Star Micronics Co., Ltd. (Machinery)	(31,000)	(442,224)
Toho Titanium Co., Ltd. (Metals & Mining)	(35,900)	(239,972)
Tomy Co., Ltd. (Leisure Products)	(45,900)	(496,772)
■ Topcon Corp. (Electronic Equipment, Instruments & Components)	(146,900)	(2,200,628)

18	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Japan (continued)
Toshiba TEC Corp. (Technology Hardware, Storage & Peripherals) (b)	(39,000)	$(174,044)
Totetsu Kogyo Co., Ltd. (Construction & Engineering)	(7,800)	(221,720)
Vector, Inc. (Media)	(3,000)	(35,530)
Wacom Co., Ltd. (Technology Hardware, Storage & Peripherals)	(2,200)	(6,650)
WirelessGate, Inc. (Wireless Telecommunication Services)	(8,400)	(144,579)
Yakuodo Co., Ltd. (Food & Staples Retailing)	(5,300)	(345,180)
ZIGExN Co., Ltd. (Media) (b)	(23,000)	(248,708)

		(36,956,854)

Macau (0.0%)‡
Macau Legend Development, Ltd. (Hotels, Restaurants & Leisure) (b)	(492,000)	(86,276)

Netherlands (1.1%)
Flow Traders (Capital Markets) (d)	(57,462)	(1,772,833)
GrandVision N.V. (Specialty Retail) (d)	(16,745)	(383,537)
Koninklijke BAM Groep N.V. (Construction & Engineering)	(444,182)	(2,067,915)
TomTom N.V. (Household Durables) (b)	(237,421)	(1,919,793)

		(6,144,078)

Norway (1.2%)
Aker ASA Class A (Diversified Financial Services)	(418)	(15,430)
Aker BP ASA (Oil, Gas & Consumable Fuels) (b)	(81,092)	(1,301,421)
DNO ASA (Oil, Gas & Consumable Fuels) (b)	(1,753,427)	(1,502,510)
Hexagon Composites ASA (Machinery) (b)	(5,412)	(18,996)
Nordic Semiconductor ASA (Semiconductors & Semiconductor Equipment) (b)	(336,922)	(1,345,674)
Opera Software ASA (Internet Software & Services) (b)	(21,515)	(151,682)
Petroleum Geo-Services ASA (Energy Equipment & Services) (b)	(696,085)	(1,872,829)

		(6,208,542)

Portugal (0.1%)
Banco Comercial Portugues S.A. (Banks) (b)	(124,013)	(165,132)
CTT-Correios de Portugal S.A. (Air Freight & Logistics)	(32,352)	(214,117)

		(379,249)

Singapore (0.4%)
M1, Ltd. (Wireless Telecommunication Services)	(150,000)	(219,946)
Raffles Medical Group, Ltd. (Health Care Providers & Services)	(476,698)	(515,674)

	Shares	Value
Singapore (continued)
SIIC Environment Holdings, Ltd. (Water Utilities) (b)	(910,180)	$(415,428)
Singapore Post, Ltd. (Air Freight & Logistics)	(756,100)	(869,549)
Super Group, Ltd. (Food Products)	(167,600)	(116,853)

		(2,137,450)

Spain (1.3%)
Euskaltel S.A. (Diversified Telecommunication Services) (b)(d)	(208,535)	(2,101,480)
■ Liberbank S.A. (Banks) (b)	(2,431,598)	(2,415,705)
NH Hotel Group S.A. (Hotels, Restaurants & Leisure) (b)	(460,634)	(2,035,286)
Pharma Mar S.A. (Biotechnology) (b)	(168,950)	(457,171)

		(7,009,642)

Sweden (0.5%)
Arcam AB (Machinery) (b)	(61,475)	(2,024,857)
Betsson AB (Hotels, Restaurants & Leisure) (b)	(472)	(4,557)
Evolution Gaming Group AB (Hotels, Restaurants & Leisure) (d)	(11,880)	(342,636)
NetEnt AB (Internet Software & Services) (b)	(39,495)	(311,118)

		(2,683,168)

Switzerland (0.9%)
Ascom Holding A.G. Registered (Communications Equipment)	(20,941)	(358,698)
Basilea Pharmaceutica A.G. Registered (Biotechnology) (b)	(15,019)	(1,012,346)
EFG International A.G. (Capital Markets) (b)	(240,939)	(1,297,767)
Panalpina Welttransport Holding A.G. Registered (Air Freight & Logistics)	(3,436)	(446,189)
Santhera Pharmaceutical Holding A.G. Registered (Biotechnology) (b)	(8,875)	(390,139)
u-blox Holding A.G. (Semiconductors & Semiconductor Equipment) (b)	(6,344)	(1,198,856)
VZ Holding A.G. (Capital Markets)	(564)	(166,997)

		(4,870,992)

United Kingdom (2.6%)
AO World PLC (Internet & Catalog Retail) (b)	(6,446)	(12,435)
Barclays PLC (Banks)	(48)	(112)
Brammer PLC (Trading Companies & Distributors)	(54,917)	(69,907)
Chemring Group PLC (Aerospace & Defense) (b)	(60,083)	(106,635)
Dairy Crest Group PLC (Food Products)	(54,393)	(406,120)
Devro PLC (Food Products)	(24,939)	(69,293)
Essentra PLC (Chemicals)	(223,570)	(1,395,614)
Hunting PLC (Energy Equipment & Services)	(177,319)	(1,092,789)
Imagination Technologies Group PLC (Semiconductors & Semiconductor Equipment) (b)	(555,424)	(1,536,437)
Kier Group PLC (Construction & Engineering)	(45,328)	(753,994)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
United Kingdom (continued)
Ocado Group PLC (Internet & Catalog Retail) (b)	(430,598)	$(1,449,394)
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (b)	(75,758)	(64,214)
Oxford Instruments PLC (Electronic Equipment, Instruments & Components)	(63)	(521)
Pagegroup PLC (Professional Services)	(14,008)	(62,256)
Serco Group PLC (Commercial Services & Supplies) (b)	(259,813)	(436,312)
∎ Sports Direct International PLC (Specialty Retail) (b)	(625,691)	(2,119,096)
Ted Baker PLC (Textiles, Apparel & Luxury Goods)	(65,405)	(1,981,380)
Telecom Plus PLC (Multi-Utilities)	(118,451)	(1,716,612)
TORM PLC (Oil, Gas & Consumable Fuels)	(39)	(334)
Vectura Group PLC (Pharmaceuticals) (b)	(541,305)	(897,103)

		(14,170,558)

Total Common Stocks Sold Short (Proceeds $159,854,471)		(155,584,567)

Exchange-Traded Fund Sold Short (0.2%) (e)
United States (0.2%)
Vanguard FTSE Developed Markets ETF (Capital Markets)	(31,400)	(1,146,414)

Total Exchange-Traded Fund Sold Short (Proceeds $1,149,636)		(1,146,414)

	Number of Rights
Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (b)(f)(g)	(19,159)	(2)

Total Rights Sold Short (Proceeds $0)		(2)

Total Investments Sold Short (Proceeds $161,004,107)	(29.2)%	(156,730,983)

Total Investments, Net of Investments Sold Short (Cost $520,154,314)	99.9	535,298,405
Other Assets, Less Liabilities	0.1	585,996
Net Assets	100.0%	$535,884,401

‡	Less than one-tenth of a percent.

(a)	All or a portion of this security was held on loan. As of October 31, 2016, the market value of securities loaned was $8,944,432 and the Fund received non-cash collateral in the amount of $9,441,566. (See Note 2(M))
(b)	Non-income producing security.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short. (See Note 2(J))

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of these securities was $(177,289), which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Illiquid security—As of October 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $(177,289), which represented less than one-tenth of a percent of the Fund’s net assets (unaudited).

(h)	As of October 31, 2016, cost was $686,314,442 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$33,483,200
Gross unrealized depreciation	(27,768,254)

Net unrealized appreciation	$5,714,946

The following abbreviations are used in the preceding pages:

CVA—Company Voluntary Agreement

ETF—Exchange-Traded Fund

20	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$677,535,897	$—	$—	$677,535,897
Exchange-Traded Fund	4,591,024	—	—	4,591,024
Preferred Stock	4,901,463	—	—	4,901,463
Rights (b)	—	24,609	—	24,609
Short-Term Investment
Repurchase Agreement	—	4,976,395	—	4,976,395

Total Investments in Securities	$687,028,384	$5,001,004	$—	$692,029,388

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks Sold Short (a)	$(155,382,671)	$—	$(201,896	)(c)	$(155,584,567)
Exchange-Traded Fund Sold Short	(1,146,414)	—	—		(1,146,414)
Rights Sold Short (d)	—	—	(2)		(2)

Total Investments in Securities Sold Short	$(156,529,085)	$—	$(201,898)		$(156,730,983)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $0 and $24,609 are held in France and United Kingdom, respectively, within the Rights section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $(3,380), $(190,533) and $(7,983) are held in Australia, China and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(d)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2016 (a)
Common Stocks
Hong Kong	$443,346	$—	$(874,840)	$795,164	$—	$(363,670)	$—	$—	$—	$—
Common Stocks Sold Short										—
Australia	(145,228)	—	382,230	(304,661)	64,428	(149)	—	—	(3,380)	(211)
China	(684,306)	—	—	493,773	—	—	—	—	(190,533)	493,773
Hong Kong	(63,900)	—	—	55,917	—	—	—	—	(7,983)	55,917
Rights Sold Short
Austria	(2)	—	—	—	—	—	—	—	(2)	—

Total	$(450,090)	$—	$(492,610)	$1,040,193	$64,428	$(363,819)	$—	$—	$(201,898)	$549,479

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

The table below sets forth the diversification of MainStay International Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Air Freight & Logistics	$642,266	0.1%
Airlines	7,475,990	1.4
Auto Components	11,961,984	2.2
Automobiles	22,052,087	4.1
Banks	70,348,079	13.1
Beverages	4,878,768	0.9
Biotechnology	7,472,047	1.4
Building Products	2,482,585	0.5
Capital Markets	22,399,084	4.2
Chemicals	22,354,130	4.2
Commercial Services & Supplies	3,875,767	0.7
Construction & Engineering	22,071,422	4.1
Construction Materials	5,484,829	1.0
Consumer Finance	1,976,523	0.4
Containers & Packaging	2,117,698	0.4
Distributors	2,703,790	0.5
Diversified Financial Services	5,634,567	1.1
Diversified Telecommunication Services	21,117,043	3.9
Electric Utilities	13,033,182	2.4
Electrical Equipment	9,394,650	1.8
Electronic Equipment, Instruments & Components	7,118,849	1.3
Energy Equipment & Services	3,112,204	0.6
Food & Staples Retailing	19,352,555	3.6
Food Products	21,720,828	4.1
Health Care Equipment & Supplies	1,689,222	0.3
Health Care Providers & Services	8,306,612	1.6
Hotels, Restaurants & Leisure	9,269,797	1.7
Household Durables	17,356,237	3.2
Household Products	47,675	0.0	‡
Industrial Conglomerates	8,366,475	1.6
Insurance	39,852,972	7.4
Internet & Catalog Retail	181,646	0.0	‡
Internet Software & Services	7,406,718	1.4
IT Services	8,030,420	1.5
Life Sciences Tools & Services	393,359	0.1
Machinery	8,411,114	1.6
Marine	4,458,749	0.8
Media	9,378,185	1.7
Metals & Mining	37,532,766	7.0
Multi-Utilities	1,803,126	0.3
Multiline Retail	2,784,197	0.5
Oil, Gas & Consumable Fuels	37,129,808	6.9
Paper & Forest Products	1,046,556	0.2
Personal Products	5,189,576	1.0
Pharmaceuticals	54,079,634	10.1
Professional Services	1,793,296	0.3
Real Estate Investment Trusts	916,253	0.2

	Value	Percent †
Real Estate Management & Development	$9,217,617	1.7%
Road & Rail	6,778,157	1.3
Semiconductors & Semiconductor Equipment	7,992,477	1.5
Software	12,226,119	2.3
Specialty Retail	11,829,513	2.2
Technology Hardware, Storage & Peripherals	4,734,518	0.9
Textiles, Apparel & Luxury Goods	7,646,155	1.4
Thrifts & Mortgage Finance	3,132,684	0.6
Tobacco	12,674,205	2.4
Trading Companies & Distributors	21,020,243	3.9
Transportation Infrastructure	78,198	0.0 ‡
Wireless Telecommunication Services	18,494,182	3.5

	692,029,388	129.1
Other Assets, Less Liabilities*	(156,144,987)	(29.1)

Net Assets	$535,884,401	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

*	Includes investments sold short (details on following page).

22	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Aerospace & Defense	$(532,503)	(0.1)%
Air Freight & Logistics	(1,529,855)	(0.3)
Airlines	(156,132)	(0.0)‡
Banks	(8,655,262)	(1.6)
Beverages	(256,134)	(0.1)
Biotechnology	(3,992,636)	(0.7)
Capital Markets	(9,328,657)	(1.7)
Chemicals	(3,774,988)	(0.7)
Commercial Services & Supplies	(4,152,320)	(0.8)
Communications Equipment	(596,969)	(0.1)
Construction & Engineering	(5,839,850)	(1.1)
Construction Materials	(188,670)	(0.0)‡
Consumer Finance	(2,086,545)	(0.4)
Diversified Consumer Services	(106,761)	(0.0)‡
Diversified Financial Services	(3,829,719)	(0.7)
Diversified Telecommunication Services	(3,512,624)	(0.7)
Electrical Equipment	(3,469,257)	(0.7)
Electronic Equipment, Instruments & Components	(3,382,969)	(0.6)
Energy Equipment & Services	(5,048,950)	(0.9)
Food & Staples Retailing	(414,199)	(0.1)
Food Products	(3,327,455)	(0.6)
Health Care Equipment & Supplies	(2,060,885)	(0.4)
Health Care Providers & Services	(2,681,088)	(0.5)
Hotels, Restaurants & Leisure	(4,540,150)	(0.9)
Household Durables	(3,462,240)	(0.7)
Independent Power & Renewable Electricity Producers	(30,895)	(0.0)‡
Insurance	(2,085,721)	(0.4)
Internet & Catalog Retail	(5,354,516)	(1.0)
Internet Software & Services	(6,052,359)	(1.1)
Leisure Products	(713,449)	(0.1)
Life Sciences Tools & Services	(2,040,775)	(0.4)
Machinery	(4,020,989)	(0.8)
Marine	(781,355)	(0.2)
Media	(8,705,867)	(1.6)
Metals & Mining	(12,407,159)	(2.3)
Multi-Utilities	(1,716,612)	(0.3)
Multiline Retail	(593,592)	(0.1)
Oil, Gas & Consumable Fuels	(3,447,477)	(0.6)
Personal Products	(614,525)	(0.1)
Pharmaceuticals	(1,324,529)	(0.3)
Professional Services	(2,843,555)	(0.5)
Road & Rail	(1,799,817)	(0.3)
Semiconductors & Semiconductor Equipment	(6,095,539)	(1.1)
Specialty Retail	(9,540,441)	(1.8)
Technology Hardware, Storage & Peripherals	(180,694)	(0.0)‡
Textiles, Apparel & Luxury Goods	(5,330,293)	(1.0)
Trading Companies & Distributors	(3,342,248)	(0.6)
Transportation Infrastructure	(1,805)	(0.0)‡

	Value	Percent †
Water Utilities	$(415,428)	(0.1	) %
Wireless Telecommunication Services	(364,525)	(0.1)

	$(156,730,983)	(29.2)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities before investments sold short, at value (identified cost $681,158,421) including securities on loan of $8,944,432	$692,029,388
Cash denominated in foreign currencies (identified cost $734,457)	735,540
Due from custodian	906,925
Receivables:
Investment securities sold	15,963,222
Dividends and interest	3,562,436
Fund shares sold	537,776
Securities lending	36,573
Other assets	33,990

Total assets	713,805,850

Liabilities
Investments sold short (proceeds $161,004,107)	156,730,983
Payables:
Investment securities purchased	18,936,158
Fund shares redeemed	730,139
Broker fees and charges on short sales	620,875
Manager (See Note 3)	493,980
Dividends on investments sold short	102,077
Transfer agent (See Note 3)	97,409
Custodian	79,601
NYLIFE Distributors (See Note 3)	53,648
Professional fees	39,153
Shareholder communication	33,269
Trustees	1,680
Accrued expenses	538
Interest expense and fees payable	1,939

Total liabilities	177,921,449

Net assets	$535,884,401

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$66,292
Additional paid-in capital	556,932,895

556,999,187
Undistributed net investment income	14,558,763
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions (a)	(50,727,479)
Net unrealized appreciation (depreciation) on investments	10,870,967
Net unrealized appreciation (depreciation) on investments sold short	4,273,124
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(90,161)

Net assets	$535,884,401

Class A
Net assets applicable to outstanding shares	$98,855,986

Shares of beneficial interest outstanding	12,268,515

Net asset value per share outstanding	$8.06
Maximum sales charge (5.50% of offering price)	0.47

Maximum offering price per share outstanding	$8.53

Investor Class
Net assets applicable to outstanding shares	$5,754,601

Shares of beneficial interest outstanding	717,820

Net asset value per share outstanding	$8.02
Maximum sales charge (5.50% of offering price)	0.47

Maximum offering price per share outstanding	$8.49

Class C
Net assets applicable to outstanding shares	$36,489,150

Shares of beneficial interest outstanding	4,705,323

Net asset value and offering price per share outstanding	$7.75

Class I
Net assets applicable to outstanding shares	$394,784,664

Shares of beneficial interest outstanding	48,600,435

Net asset value and offering price per share outstanding	$8.12

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

24	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$31,238,395
Securities lending income	1,318,003
Interest	2,242

Total income	32,558,640

Expenses
Broker fees and charges on short sales	9,056,622
Manager (See Note 3)	7,571,008
Dividends on investments sold short	3,216,116
Distribution/Service—Class A (See Note 3)	275,729
Distribution/Service—Investor Class (See Note 3)	12,763
Distribution/Service—Class C (See Note 3)	396,456
Transfer agent (See Note 3)	613,166
Custodian	396,872
Professional fees	150,189
Registration	107,157
Shareholder communication	87,187
Trustees	17,880
Interest expense	474
Miscellaneous	38,328

Total expenses before waiver/reimbursement	21,939,947
Expense waiver/reimbursement from Manager (See Note 3)	(19,183)
Reimbursement from custodian (b)	(126,838)

Net expenses	21,793,926

Net investment income (loss)	10,764,714

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (c)	(53,397,507)
Investments sold short	24,216,354
Futures transactions	(1,945,792)
Foreign currency transactions	(133,893)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(31,260,838)

Net change in unrealized appreciation (depreciation) on:
Investments (d)	23,500,699
Investments sold short	(25,918,691)
Futures contracts	(149,165)
Translation of other assets and liabilities in foreign currencies	(25,459)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(2,592,616)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(33,853,454)

Net increase (decrease) in net assets resulting from operations	$(23,088,740)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,948,862.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

(c)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $53,970.

(d)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $52,860.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,764,714	$4,597,460
Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(31,260,838)	(10,546,266)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(2,592,616)	(6,985,332)

Net increase (decrease) in net assets resulting from operations	(23,088,740)	(12,934,138)

Dividends and distributions to shareholders:
From net investment income:
Class A	(856,396)	(455,154)
Investor Class	(32,979)	(18,480)
Class C	(104,353)	(106,416)
Class I	(4,980,411)	(7,294,220)

	(5,974,139)	(7,874,270)

From net realized gain on investments:
Class A	—	(742,099)
Investor Class	—	(31,694)
Class C	—	(256,569)
Class I	—	(10,642,422)

	—	(11,672,784)

Total dividends and distributions to shareholders	(5,974,139)	(19,547,054)

Capital share transactions:
Net proceeds from sale of shares	291,228,808	430,844,670
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,607,652	18,959,393
Cost of shares redeemed	(431,136,470)	(127,615,522)

Increase (decrease) in net assets derived from capital share transactions	(134,300,010)	322,188,541

Net increase (decrease) in net assets	(163,362,889)	289,707,349

Net Assets
Beginning of year	699,247,290	409,539,941

End of year	$535,884,401	$699,247,290

Undistributed net investment income at end of year	$14,558,763	$4,908,773

26	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended October 31, 2016

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(23,088,740)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(1,236,903,113)
Investments sold	1,403,978,548
Purchases to cover securities sold short	(755,898,876)
Securities sold short	712,421,176
Sale of short term investments, net	877,420
Increase in due from custodian	(906,925)
Increase in dividends and interest receivable	(551,409)
Decrease in cash collateral on deposit at brokers	1,988,977
Increase in securities lending receivable	(206,073)
Decrease in other assets	6,077
Decrease in broker fees and charges payable on short sales	(63,215)
Increase in dividends payable for securities sold short	46,464
Increase in professional fees payable	10,566
Increase in custodian payable	39,784
Increase in shareholder communication payable	16,498
Increase in due to Trustees	91
Decrease in due to manager	(128,686)
Increase in due to transfer agent	29,655
Increase in due to NYLIFE Distributors	267
Decrease in foreign capital gains tax payable	(52,860)
Decrease in variation margin on futures contracts	(75,510)
Increase in accrued expenses	1
Increase in interest expense and fees payable	474
Net change in unrealized (appreciation) depreciation on investments	(23,447,839)
Net realized (gain) loss from investments	53,397,507
Net change in unrealized (appreciation) depreciation on securities sold short	25,918,691
Net realized (gain) loss from securities sold short	(24,216,354)

Net cash provided by operating activities	133,192,596

Cash flows from financing activities:
Proceeds from shares sold	296,881,609
Payment on shares redeemed	(430,717,057)
Cash distributions paid	(366,487)

Net cash used in financing activities	(134,201,935)

Net decrease in cash:	(1,009,339)

Cash at beginning of year	1,744,879

Cash at end of year	$735,540

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $5,607,652.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.36		$8.83	$8.94	$6.79	$6.36

Net investment income (loss)	0.11		0.05	0.14 (a)	0.11 (a)	0.10 (a)
Net realized and unrealized gain (loss) on investments	(0.35)		(0.09)	0.03	2.18	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	(0.24)		(0.04)	0.17	2.28	0.58

Less dividends and distributions:
From net investment income	(0.06)		(0.16)	(0.28)	(0.13)	(0.15)
From net realized gain on investments	—		(0.27)	—	—	—

Total dividends and distributions	(0.06)		(0.43)	(0.28)	(0.13)	(0.15)

Net asset value at end of year	$8.06		$8.36	$8.83	$8.94	$6.79

Total investment return (b)	(2.85%)		(0.39%)	2.06%	34.12%	9.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37	% (c)	0.61%	1.58%	1.33%	1.64%
Net expenses (excluding short sale expenses)	1.53	% (d)	1.52%	1.52%	1.56%	1.58%
Expenses (including short sales expenses, before waiver/reimbursement)	3.33%		3.27%	3.06%	2.84%	3.19%
Short sale expenses	1.78%		1.76%	1.54%	1.28%	1.61%
Portfolio turnover rate	137%		110%	136%	157%	162%
Net assets at end of year (in 000’s)	$98,856		$107,669	$23,074	$10,491	$394

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.55%.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.33		$8.80	$8.92	$6.78	$6.35

Net investment income (loss)	0.09		0.05	0.12 (a)	0.12 (a)	0.09 (a)
Net realized and unrealized gain (loss) on investments	(0.34)		(0.09)	0.04	2.15	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	(0.25)		(0.04)	0.16	2.26	0.57

Less dividends and distributions:
From net investment income	(0.06)		(0.16)	(0.28)	(0.12)	(0.14)
From net realized gain on investments	—		(0.27)	—	—	—

Total dividends and distributions	(0.06)		(0.43)	(0.28)	(0.12)	(0.14)

Net asset value at end of year	$8.02		$8.33	$8.80	$8.92	$6.78

Total investment return (b)	(3.04%)		(0.49%)	1.93%	33.89%	9.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19	% (c)	0.75%	1.32%	1.53%	1.43%
Net expenses (excluding short sale expenses)	1.68	% (d)	1.65%	1.67%	1.70%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.54%		3.44%	3.19%	3.09%	3.37%
Short sale expenses	1.78%		1.79%	1.52%	1.30%	1.59%
Portfolio turnover rate	137%		110%	136%	157%	162%
Net assets at end of year (in 000’s)	$5,755		$4,721	$947	$496	$238

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.70%.

28	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.08		$8.57	$8.73	$6.64	$6.22

Net investment income (loss)	0.03		0.01	0.06 (a)	0.04 (a)	0.04 (a)
Net realized and unrealized gain (loss) on investments	(0.34)		(0.12)	0.04	2.14	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	(0.31)		(0.11)	0.10	2.17	0.51

Less dividends and distributions:
From net investment income	(0.02)		(0.11)	(0.26)	(0.08)	(0.09)
From net realized gain on investments	—		(0.27)	—	—	—

Total dividends and distributions	(0.02)		(0.38)	(0.26)	(0.08)	(0.09)

Net asset value at end of year	$7.75		$8.08	$8.57	$8.73	$6.64

Total investment return (b)	(3.84%)		(1.19%)	1.11%	32.97%	8.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45	% (c)	(0.17%)	0.66%	0.50%	0.71%
Net expenses (excluding short sale expenses)	2.43	% (d)	2.40%	2.42%	2.45%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	4.27%		4.16%	3.97%	3.85%	4.14%
Short sale expenses	1.78%		1.76%	1.55%	1.31%	1.60%
Portfolio turnover rate	137%		110%	136%	157%	162%
Net assets at end of year (in 000’s)	$36,489		$38,434	$6,975	$1,503	$159

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,
Class I	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.42		$8.89	$8.98	$6.82	$6.38

Net investment income (loss)	0.13		0.08	0.15 (a)	0.14 (a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	(0.36)		(0.10)	0.05	2.17	0.50
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	(0.23)		(0.02)	0.20	2.30	0.61

Less dividends and distributions:
From net investment income	(0.07)		(0.18)	(0.29)	(0.14)	(0.17)
From net realized gain on investments	—		(0.27)	—	—	—

Total dividends and distributions	(0.07)		(0.45)	(0.29)	(0.14)	(0.17)

Net asset value at end of year	$8.12		$8.42	$8.89	$8.98	$6.82

Total investment return (b)	(2.69%)		(0.04%)	2.25%	34.51%	9.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66	% (c)	0.98%	1.70%	1.78%	1.70%
Net expenses (excluding short sale expenses)	1.28	% (d)	1.27%	1.27%	1.30%	1.34%
Expenses (including short sales expenses, before waiver/reimbursement)	3.07%		3.06%	2.80%	2.60%	2.93%
Short sale expenses	1.78%		1.79%	1.53%	1.30%	1.59%
Portfolio turnover rate	137%		110%	136%	157%	162%
Net assets at end of year (in 000’s)	$394,785		$548,422	$378,544	$250,459	$171,404

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.30%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay International Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

30	MainStay International Opportunities Fund

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

31

Notes to Financial Statements (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

32	MainStay International Opportunities Fund

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as equity price risk in the normal course of investing in these transactions. The Fund may enter into futures contracts to manage currency exposure. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and

33

Notes to Financial Statements (continued)

withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the Fund did not hold any warrants.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the year ended October 31, 2016, the Fund had securities on loan with a value of $8,944,432 and had received non-cash collateral of $9,441,566. The Fund earned income from securities loaned in the amount of $1,318,003 as reflected in the Statement of Operations.

(N)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(O)  Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(1,945,792)	$(1,945,792)

Total Realized Gain (Loss)		$(1,945,792)	$(1,945,792)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(149,165)	$(149,165)

Total Change in Unrealized Appreciation (Depreciation)		$(149,165)	$(149,165)

34	MainStay International Opportunities Fund

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Futures Contracts Long (a)	$7,106,294	$7,106,294
Futures Contracts Short (b)	$(22,392,148)	$(22,392,148)

(a)	Positions were open four months during the reporting period.

(b)	Positions were open seven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. At a Board meeting on December 14, 2016, the Board approved a modification to the contractual expense limitation agreement where New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentage of average daily net assets for Class A shares of 1.85% effective March 1, 2017. New York

Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.70% for Investor Class and 2.45% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $7,571,008.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $21,556 and $5,086, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $987, $2 and $17,598, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year

35

Notes to Financial Statements (continued)

ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$84,821
Investor Class	14,179
Class C	107,935
Class I	406,231

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$15,678,192	$(43,390,143)	$(231,603)	$6,828,768	$(21,114,786)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$4,859,415	$(4,859,415)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), short sale adjustments, and PFIC adjustments.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $43,375,419 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short Term Capital Loss Amounts (000’s)	Long Term Capital Loss Amounts (000’s)
Unlimited	$14,537	$28,838

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$5,974,139	$7,874,576
Long-Term Capital Gain	—	11,672,478
Total	$5,974,139	$19,547,054

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

36	MainStay International Opportunities Fund

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $1,248,083 and $1,418,716, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	7,714,141	$60,504,500
Shares issued to shareholders in reinvestment of dividends and distributions	93,797	764,447
Shares redeemed	(7,914,044)	(61,826,367)

Net increase (decrease) in shares outstanding before conversion	(106,106)	(557,420)
Shares converted into Class A (See Note 1)	26,147	207,067
Shares converted from Class A (See Note 1)	(527,918)	(4,131,442)

Net increase (decrease)	(607,877)	$(4,481,795)

Year ended October 31, 2015:
Shares sold	12,214,940	$106,139,050
Shares issued to shareholders in reinvestment of dividends and distributions	138,763	1,122,593
Shares redeemed	(2,067,242)	(17,476,882)

Net increase (decrease) in shares outstanding before conversion	10,286,461	89,784,761
Shares converted into Class A (See Note 1)	15,927	137,757
Shares converted from Class A (See Note 1)	(38,031)	(311,840)

Net increase (decrease)	10,264,357	$89,610,678

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	262,187	$2,035,945
Shares issued to shareholders in reinvestment of dividends and distributions	3,838	31,161
Shares redeemed	(110,483)	(857,522)

Net increase (decrease) in shares outstanding before conversion	155,542	1,209,584
Shares converted into Investor Class (See Note 1)	21,453	166,456
Shares converted from Investor Class (See Note 1)	(26,264)	(207,067)

Net increase (decrease)	150,731	$1,168,973

Year ended October 31, 2015:
Shares sold	463,252	$3,956,596
Shares issued to shareholders in reinvestment of dividends and distributions	6,205	50,070
Shares redeemed	(32,140)	(274,081)

Net increase (decrease) in shares outstanding before conversion	437,317	3,732,585
Shares converted into Investor Class (See Note 1)	38,171	311,840
Shares converted from Investor Class (See Note 1)	(15,980)	(137,757)

Net increase (decrease)	459,508	$3,906,668

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,142,133	$16,358,096
Shares issued to shareholders in reinvestment of dividends and distributions	11,661	92,236
Shares redeemed	(2,203,559)	(16,632,371)

Net increase (decrease) in shares outstanding before conversion	(49,765)	(182,039)
Shares converted from Class C (See Note 1)	(1,973)	(14,681)

Net increase (decrease)	(51,738)	$(196,720)

Year ended October 31, 2015:
Shares sold	4,333,997	$36,580,630
Shares issued to shareholders in reinvestment of dividends and distributions	32,665	257,072
Shares redeemed	(423,770)	(3,498,889)

Net increase (decrease)	3,942,892	$33,338,813

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	26,971,171	$212,330,267
Shares issued to shareholders in reinvestment of dividends and distributions	575,586	4,719,808
Shares redeemed	(44,582,599)	(351,820,210)

Net increase (decrease) in shares outstanding before conversion	(17,035,842)	(134,770,135)
Shares converted into Class I (See Note 1)	504,611	3,979,667

Net increase (decrease)	(16,531,231)	$(130,790,468)

Year ended October 31, 2015:
Shares sold	32,728,011	$284,168,394
Shares issued to shareholders in reinvestment of dividends and distributions	2,156,169	17,529,658
Shares redeemed	(12,319,017)	(106,365,670)

Net increase (decrease)	22,565,163	$195,332,382

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Opportunities Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

38	MainStay International Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2016, the Fund designated approximately $8,031,388 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2016:

•	the total amount of taxes credited to foreign countries was $2,057,249.

•	the total amount of income sourced from foreign countries was $28,971,499.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

Board Members and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

40	MainStay International Opportunities Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

41

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

42	MainStay International Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716831 MS316-16	MSIR11-12/16 (NYLIM) `NL236

MainStay Balanced Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.77 3.95%	7.97 9.20%	4.94 5.54%	1.16 1.16%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.89 3.82	7.78 9.01	4.79 5.38	1.30 1.30
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.83 3.03	7.90 8.20	4.59 4.59	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.03 3.00	8.19 8.19	4.59 4.59	2.05 2.05
Class I Shares	No Sales Charge		4.23	9.47	5.84	0.91
Class R1 Shares	No Sales Charge		4.10	9.36	5.73	1.01
Class R2 Shares	No Sales Charge		3.85	9.08	5.46	1.26
Class R3 Shares	No Sales Charge		3.63	8.82	5.20	1.51

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Value Index[4]	7.84%	14.07%	7.19%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[5]	3.19	2.30	4.07
Balanced Composite Index[6]	6.14	9.37	6.37
Average Lipper Mixed-Asset Target Allocation Growth Fund[7]	2.13	7.88	4.63

4.

The Russell Midcap® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Mixed-Asset Target Allocation Growth Fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,025.00	$5.65	$1,019.60	$5.64

Investor Class Shares	$1,000.00	$1,024.50	$6.46	$1,018.80	$6.44

Class B Shares	$1,000.00	$1,020.40	$10.26	$1,015.00	$10.23

Class C Shares	$1,000.00	$1,020.50	$10.26	$1,015.00	$10.23

Class I Shares	$1,000.00	$1,026.50	$4.38	$1,020.80	$4.37

Class R1 Shares	$1,000.00	$1,026.00	$4.89	$1,020.30	$4.88

Class R2 Shares	$1,000.00	$1,024.50	$6.16	$1,019.10	$6.14

Class R3 Shares	$1,000.00	$1,023.50	$7.43	$1,017.80	$7.41

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.11% for Class A, 1.27% for Investor Class, 2.02% for Class B and Class C, 0.86% for Class I, 0.96% for Class R1, 1.21% for Class R2 and 1.46% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.75%–1.625%, due 6/30/17–8/15/26

2.	iShares Intermediate Government / Credit Bond ETF

3.	iShares Intermediate Credit Bond ETF

4.	Federal National Mortgage Association, 0.875%–1.875%, due 12/28/17–9/24/26

5.	Morgan Stanley
6.	JPMorgan Chase & Co.

7.	Federal Home Loan Bank, 0.875%–1.00%, due 6/29/18–9/26/19

8.	Goldman Sachs Group, Inc. (The)

9.	Federal Home Loan Mortgage Corporation, 1.00%–2.375%, due 3/8/17–1/13/22
10.	S&P Midcap 400 Index—Midcap SPDR Trust Series 1

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, of New York Life Investments,1 the Fund’s Manager, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Fund’s fixed-income Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Balanced Fund returned 3.95% for Class A shares, 3.82% for Investor Class shares, 3.03% for Class B shares and 3.00% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 4.23%, Class R1 shares returned 4.10%, Class R2 shares returned 3.85% and Class R3 shares returned 3.63%. For the 12 months ended October 31, 2016, all share classes underperformed the 7.84% return of the Russell Midcap® Value Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes—with the exception of Class B and Class C shares—outperformed the 3.19% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index,2 which is a secondary benchmark of the Fund. For the 12 months ended October 31, 2016, all share classes underperformed the 6.14% return of the Balanced Composite Index,2 which is an additional benchmark of the Fund. Over the same period, all share classes outperformed the 2.13% return of the Average Lipper3 Mixed-Asset Target Allocation Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

In the equity portion of the Fund, stock selection was the largest detractor from performance relative to the Russell Midcap® Value Index. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock selection process—also detracted from relative equity performance.

The fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, asset-backed securities and commercial mortgage-backed securities. These allocations had the most material impact on the performance of the fixed-income portion of the Fund relative to that Index. (Contributions take weightings and total returns into account.) In the closing months of 2015, risk assets (corporate bonds, commercial mortgage-backed securities and asset-backed securities) performed well and had a positive impact on the Fund’s performance. During the opening weeks of 2016, however, risk assets—almost without exception—underperformed, and the fixed-income portion of the Fund underperformed the Bloomberg Barclays U.S. Intermediate

Government/Credit Bond Index during this portion of the reporting period. Over the balance of the reporting period risk assets rallied, which helped the relative performance of the fixed-income portion of the Fund.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

In the equity portion of the Fund, information technology and consumer staples made the strongest sector contributions to performance relative to the Russell Midcap® Value Index. In both sectors, overweight positions relative to the Index helped the Fund’s relative performance. Strong stock selection in the energy sector also strengthened the Fund’s performance relative to the Russell Midcap® Value Index.

The sectors in the equity portion of the Fund that detracted the most from relative performance were industrials, consumer discretionary and financials, all primarily because of unfavorable stock selection. An overweight position relative to the Russell Midcap® Value Index in the underperforming consumer discretionary sector was also a modest drag on relative performance in the equity portion of the Fund.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

The strongest positive contributor to absolute performance in the equity portion of the Fund was Newmont Mining. The company benefited from recovering commodity prices and effective cost-cutting measures. The Fund owned graphic design technology maker NVIDIA, which contributed positively to absolute performance in the equity portion of the Fund, as the company experienced strong growth across its video game, auto and personal computing segments. The Fund’s position in meat and food processing company Tyson Foods helped absolute performance in the equity portion of the Fund. During the reporting period, the company benefited from strong earnings, aided by growing demand and lower feed prices.

The most substantial detractor from absolute performance in the equity portion of the Fund was Lincoln National, a provider of life insurance and annuity solutions. Lincoln National’s earnings weakened because of higher claims and poor investment performance. Shares of video game and consumer electronics retailer GameStop declined because of increased competition

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

from downloadable digital gaming. The Fund’s equity position in oil refiner HollyFrontier also detracted from absolute performance. The company’s shares declined as oil prices rose and downstream energy spreads tightened.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund entered into new positions in oilfield services company Baker Hughes and semiconductor and memory technology maker Micron Technologies. Equity holdings in these securities moved from a zero-weighting to overweight positions relative to the Russell Midcap® Value Index because of the companies’ attractive peer valuations and improvements in the outlook for the companies’ earnings.

The equity portion of the Fund exited its position in NVIDIA. The company’s valuation was not compelling, and the stock was removed from the Russell MidCap® Value Index because of its growth characteristics. The Fund also exited its previously overweight position in travel company Royal Caribbean Cruises because the company’s price, industry and earnings trends deteriorated during the reporting period.

How did the Fund’s equity sector weightings change during the reporting period?

During the reporting period, the equity portion of the Fund modestly increased its weightings relative to the Russell Midcap® Value Index in the information technology and utilities sectors. Over the same period, the equity portion of the Fund modestly reduced its relative weightings in the health care and industrials sectors.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2016, the equity portion of the Fund held modestly overweight positions relative to the Russell Midcap® Value Index in the information technology and consumer staples sectors. As of the same date, the equity portion of the Fund held modestly underweight positions relative to the Index in the financials and utilities sectors.

What was the duration4 strategy of the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund maintained a duration that was relatively close to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. As of October 31, 2016, the effective duration of the fixed-income portion of the Fund was 4.06 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

Financial markets—including investment-grade and high-yield bonds—were volatile during the reporting period, particularly around meetings of the Federal Reserve and the U.K. vote to exit the European Union. The fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. In corporate bonds, the fixed-income portion of the Fund added to its position when risk premiums increased. Specifically in February 2016, when credit spreads5 were approaching their widest trading levels of the year, the fixed-income portion of the Fund increased its allocation to risk assets. In the later stages of the reporting period when credit spreads were near their tightest levels of the year, the fixed-income portion of the Fund steadily reduced its overweight position relative to the Index in corporate bonds to finish the reporting period near its smallest overweight position during the reporting period.

Which market segments were the strongest contributors to the relative performance of the fixed-income portion of the Fund, and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials and industrials sectors. This positioning benefited the Fund’s performance relative to the Index. In financials, overweight positions among banks had the most positive impact on the relative performance of the fixed-income portion of the Fund. Overweight positions in JPMorgan Chase & Co., Citigroup and Bank of America all contributed positively to relative performance. In industrials, energy, communications and consumer products were the best-performing industries for the fixed-income portion of the Fund. In energy, Anadarko Petroleum and Kinder Morgan were among the best performers in the fixed-income portion of the Fund. Allocations that detracted from the performance of the fixed-income portion of the Fund included transportation and the noncorporate sectors. In both cases, the Fund had underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues

10	MainStay Balanced Fund

How did sector weightings in the fixed-income portion of the Fund change during the reporting period?

During the reporting period, the fixed-income portion of the Fund maintained an overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. Looking at the reporting period in more detail, we generally purchased corporate bonds during the weakness in the first half of the reporting period and sold corporate bonds during the second half of the reporting period after the market rallied. Our overweight position in corporate bonds peaked around 15 percentage points and finished the period with an overweight position of 2.8 percentage points.

Within the corporate bond sector, the fixed-income portion of the fixed-income portion of the Fund started the reporting period with an overweight position in industrials. By the end of the period we were very close to an index weighting in industrials. During the reporting period, we maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in energy and basic materials and we moved to a more substantially underweight position in consumer non-cyclicals. The fixed-income portion of the Fund maintained its overweight position in banks but reduced exposure, finishing the reporting period with a 3 percentage point overweight in banks relative to the Index, compared to an average of approximately 5 percentage points over the reporting period as a whole.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2016, the fixed-income portion of the Fund maintained a duration that was relatively flat relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. Our allocation to corporate bonds was 2.8 percentage points below the Index at the end of the reporting period. While the fixed-income portion of the Fund was near the Index in industrials and held an overweight position in financials, our allocation to the noncorporate sector of the credit market pulled the Fund’s overall weighting to a 2.8 percentage point underweight at the end of the reporting period. As of October 31, 2016, the fixed-income portion of the Fund also held overweight positions in asset-backed securities and commercial mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Long-Term Bonds 38.9%† Asset-Backed Securities 1.7%
Automobile 0.1%
Chesapeake Funding LLC Series 2013-1A, Class A 0.976%, due 1/7/25 (a)(b)	$121,066	$121,050
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	400,000	401,113

		522,163

Other ABS 1.6%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 2.236%, due 7/20/26 (a)(b)	500,000	498,660
Apidos CLO XXV Series 2016-25A, Class A1 2.306%, due 10/20/28 (a)(b)(c)	1,250,000	1,250,000
Ares XXVII CLO, Ltd. Series 2013-2A, Class A1 1.796%, due 7/28/25 (a)(b)	587,000	587,564
Babson CLO, Ltd. Series 2013-IA, Class A 1.796%, due 4/20/25 (a)(b)	1,300,000	1,294,527
Carlyle Global Market Strategies CLO, Ltd. Series 2014-2A, Class A 2.096%, due 5/15/25 (a)(b)	800,000	802,304
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class A1 2.215%, due 10/23/26 (a)(b)	588,000	587,171
Dryden XXXI Senior Loan Fund Series 2014-31A, Class A 2.029%, due 4/18/26 (a)(b)	820,000	815,761
Finn Square CLO, Ltd. Series 2012-1A, Class A1R 2.052%, due 12/24/23 (a)(b)	250,000	250,002
Highbridge Loan Management, Ltd. Series 6A-2015, Class A 2.083%, due 5/5/27 (a)(b)	600,000	597,336
Magnetite XII, Ltd. Series 2015-12A, Class A 2.18%, due 4/15/27 (a)(b)	1,100,000	1,101,672
Neuberger Berman CLO XIX, Ltd. Series 2015-19A, Class A1 2.10%, due 7/15/27 (a)(b)	1,000,000	998,417
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 2.076%, due 11/18/26 (a)(b)	1,150,000	1,146,239

	Principal Amount	Value
Other ABS (continued)
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.886%, due 2/20/25 (a)(b)	$780,000	$778,682
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.85%, due 4/15/25 (a)(b)	800,000	794,704
THL Credit Wind River CLO, Ltd. Series 2012-1A, Class AR 2.33%, due 1/15/26 (a)(b)	250,000	250,072
Volvo Financial Equipment LLC Series 2016-IA, Class A3 1.67%, due 2/18/20 (a)	200,000	201,241
Voya CLO, Ltd. Series 2014-2A, Class A1 2.129%, due 7/17/26 (a)(b)	1,000,000	1,000,280

		12,954,632

Total Asset-Backed Securities (Cost $13,473,056)		13,476,795

Corporate Bonds 15.2%
Auto Manufacturers 0.9%
Daimler Finance North America LLC 1.50%, due 7/5/19 (a)	1,333,000	1,323,822
Ford Motor Credit Co. LLC
3.219%, due 1/9/22	2,700,000	2,749,462
3.336%, due 3/18/21	800,000	822,600
General Motors Financial Co., Inc.
3.20%, due 7/6/21	350,000	353,335
4.375%, due 9/25/21	1,600,000	1,698,939

		6,948,158

Banks 4.7%
Bank of America Corp.
2.503%, due 10/21/22	1,000,000	997,609
2.625%, due 4/19/21	825,000	834,893
4.45%, due 3/3/26	1,150,000	1,227,587
Bank of America N.A. 2.05%, due 12/7/18	800,000	808,893
Bank of New York Mellon Corp. (The) 2.05%, due 5/3/21	1,150,000	1,153,158
Branch Banking & Trust Co. 2.85%, due 4/1/21	575,000	596,190
Citigroup, Inc.
2.35%, due 8/2/21	1,375,000	1,375,366
4.60%, due 3/9/26	1,500,000	1,600,787
Cooperatieve Rabobank UA 4.375%, due 8/4/25	1,500,000	1,579,815

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016, excluding short-term investments. May be subject to change daily. (Unaudited)

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	$3,100,000	$3,151,193
Discover Bank 3.10%, due 6/4/20	1,210,000	1,245,465
Fifth Third Bancorp 4.30%, due 1/16/24	1,800,000	1,923,084
♦Goldman Sachs Group, Inc. (The)
2.35%, due 11/15/21	750,000	745,445
2.625%, due 4/25/21	500,000	505,337
2.875%, due 2/25/21	1,400,000	1,432,060
5.375%, due 3/15/20	450,000	496,818
6.00%, due 6/15/20	175,000	197,709
HBOS PLC 6.75%, due 5/21/18 (a)	2,400,000	2,551,774
HSBC Bank USA N.A. 6.00%, due 8/9/17	950,000	982,718
Huntington National Bank (The)
2.20%, due 11/6/18	675,000	681,384
2.875%, due 8/20/20	750,000	770,154
♦JPMorgan Chase & Co. 3.875%, due 9/10/24	3,850,000	4,020,828
Korea Development Bank (The)
1.50%, due 1/22/18	200,000	199,970
3.875%, due 5/4/17	400,000	405,012
Manufacturers & Traders Trust Co. 2.30%, due 1/30/19	500,000	507,942
♦Morgan Stanley
3.125%, due 7/27/26	500,000	497,617
4.35%, due 9/8/26	2,000,000	2,123,390
5.50%, due 1/26/20	1,130,000	1,245,783
5.625%, due 9/23/19	600,000	660,592
UBS Group Funding Jersey, Ltd. 4.125%, due 4/15/26 (a)	1,900,000	1,983,849
Wells Fargo & Co. 4.10%, due 6/3/26	550,000	577,846

		37,080,268

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc.
2.65%, due 2/1/21	1,250,000	1,278,391
3.65%, due 2/1/26	1,850,000	1,946,685

		3,225,076

Building Materials 0.4%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	1,600,000	1,710,877
Masco Corp.
3.50%, due 4/1/21	950,000	972,800
4.375%, due 4/1/26	800,000	832,000

		3,515,677

	Principal Amount	Value
Chemicals 0.7%
Airgas, Inc. 2.375%, due 2/15/20	$750,000	$762,122
Albemarle Corp. 3.00%, due 12/1/19	875,000	900,345
LYB International Finance B.V. 4.00%, due 7/15/23	975,000	1,043,875
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,095,333
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	500,000	501,875
Westlake Chemical Corp. 3.60%, due 8/15/26 (a)	1,200,000	1,199,650

		5,503,200

Computers 0.2%
Hewlett-Packard Enterprise Co. 3.85%, due 10/15/20 (a)	1,250,000	1,324,336

Electric 1.5%
Arizona Public Service Co. 2.20%, due 1/15/20	650,000	661,678
Dominion Resources, Inc. 2.00%, due 8/15/21	550,000	547,473
Emera U.S. Finance, L.P. 2.70%, due 6/15/21 (a)	1,500,000	1,526,574
Engie S.A. 1.625%, due 10/10/17 (a)	450,000	450,907
Entergy Corp. 4.00%, due 7/15/22	1,025,000	1,102,233
Exelon Corp. 2.85%, due 6/15/20	825,000	849,077
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,850,000	1,960,349
Great Plains Energy, Inc. 4.85%, due 6/1/21	210,000	229,174
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,130,076
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (a)	325,000	327,807
Southern Co. (The) 2.95%, due 7/1/23	3,300,000	3,392,509

		12,177,857

Electronics 0.3%
Amphenol Corp. 3.125%, due 9/15/21	400,000	414,895
Fortive Corp. 2.35%, due 6/15/21 (a)	2,000,000	2,005,122

		2,420,017

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Credit Card 0.4%
American Express Credit Corp. 1.407%, due 3/18/19 (b)	$725,000	$726,694
Capital One Bank USA N.A. 2.15%, due 11/21/18	1,540,000	1,550,446
Discover Financial Services
3.85%, due 11/21/22	525,000	541,769
5.20%, due 4/27/22	75,000	82,879

		2,901,788

Food 0.3%
Ingredion, Inc.
1.80%, due 9/25/17	250,000	250,743
4.625%, due 11/1/20	650,000	705,772
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (a)	1,500,000	1,485,120

		2,441,635

Health Care—Products 0.1%
Becton Dickinson and Co. 3.734%, due 12/15/24	675,000	719,491

Home Furnishing 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (a)	525,000	525,647

Insurance 0.6%
Assurant, Inc. 2.50%, due 3/15/18	850,000	858,372
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	1,000,000	1,051,206
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	1,450,000	1,612,722
Pricoa Global Funding I 2.20%, due 6/3/21 (a)	300,000	301,965
Principal Financial Group, Inc. 8.875%, due 5/15/19	450,000	528,574
Voya Financial, Inc. 2.90%, due 2/15/18	839,000	852,823

		5,205,662

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	344,030
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	550,000	563,937

		907,967

	Principal Amount	Value
Media 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, due 7/23/25 (a)	$3,400,000	$3,667,073

Mining 0.1%
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	1,000,000	1,065,044

Miscellaneous—Manufacturing 0.1%
General Electric Co.
4.375%, due 9/16/20	151,000	165,996
6.00%, due 8/7/19	215,000	241,413

		407,409

Oil & Gas 0.7%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	1,000,000	1,085,624
BP Capital Markets PLC
1.846%, due 5/5/17	225,000	225,794
3.062%, due 3/17/22	1,000,000	1,042,085
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	1,050,000	1,090,675
Nabors Industries, Inc. 5.00%, due 9/15/20	1,210,000	1,223,537
Petroleos Mexicanos
3.50%, due 7/23/20	200,000	200,700
3.50%, due 1/30/23	300,000	283,350
Shell International Finance B.V. 3.25%, due 5/11/25	800,000	826,088

		5,977,853

Oil & Gas Services 0.2%
Schlumberger Holdings Corp. 3.00%, due 12/21/20 (a)	1,250,000	1,297,024

Pharmaceuticals 0.5%
Actavis Funding SCS 3.00%, due 3/12/20	1,600,000	1,647,358
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (a)	1,300,000	1,318,230
Shire Acquisitions Investments Ireland DAC 2.40%, due 9/23/21	1,000,000	992,244

		3,957,832

Pipelines 0.7%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	950,000	994,377
Kinder Morgan, Inc. 3.05%, due 12/1/19	1,850,000	1,895,564

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	$800,000	$924,473
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	425,000	433,561
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	525,000	522,834
TransCanada Pipelines, Ltd. 1.625%, due 11/9/17	800,000	801,542

		5,572,351

Real Estate Investment Trusts 0.4%
Boston Properties, L.P. 3.70%, due 11/15/18	550,000	570,739
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,525,000	1,555,955
DDR Corp. 4.75%, due 4/15/18	800,000	828,363
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	325,000	371,448
Liberty Property, L.P. 4.40%, due 2/15/24	275,000	296,880

		3,623,385

Retail 0.1%
Home Depot, Inc. (The) 3.00%, due 4/1/26	725,000	752,306

Software 0.5%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	400,000	399,929
Fiserv, Inc. 4.75%, due 6/15/21	500,000	553,068
Oracle Corp. 1.90%, due 9/15/21	2,800,000	2,789,016

		3,742,013

Sovereign 0.0%‡
Export-Import Bank of Korea 1.75%, due 2/27/18	200,000	200,583

Telecommunications 0.6%
AT&T, Inc. 4.45%, due 4/1/24	900,000	973,072
Orange S.A. 2.75%, due 2/6/19	475,000	486,210
Telefonica Emisiones SAU 3.192%, due 4/27/18	1,000,000	1,021,383
Verizon Communications, Inc. 5.15%, due 9/15/23	2,200,000	2,516,492

		4,997,157

	Principal Amount	Value
Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	$400,000	$437,480

Total Corporate Bonds (Cost $117,189,714)		120,594,289

Foreign Government Bonds 0.1%
Sovereign 0.1%
Poland Government International Bond	150,000	169,875
Russian Federation (a)	600,000	611,466

Total Foreign Government Bonds (Cost $746,665)		781,341

Mortgage-Backed Securities 0.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.5%
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	200,000	217,199
COMM Mortgage Trust Series 2013-THL, Class A2 1.58%, due 6/8/30 (a)(b)	800,000	801,003
Series 2013-LC13, Class A2 3.009%, due 8/10/46	600,000	615,930
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	400,000	423,227
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	600,000	617,270
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6, Class A2 2.206%, due 5/15/45	180,611	180,917
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	513,476
Series 2013-C12, Class A4 4.259%, due 10/15/46 (b)	600,000	665,902
Morgan Stanley Capital I Trust Series 2007-T25, Class A3 5.514%, due 11/12/49 (b)	33,618	33,622
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	106,143

Total Mortgage-Backed Securities (Cost $4,131,892)		4,174,689

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies 21.4%
♦Federal Home Loan Bank 0.6%
0.875%, due 6/29/18	$1,200,000	$1,200,022
0.875%, due 10/1/18	1,300,000	1,299,389
0.875%, due 8/5/19	500,000	497,392
1.00%, due 9/26/19	1,600,000	1,597,278

		4,594,081

♦Federal Home Loan Mortgage Corporation 0.5%
1.00%, due 3/8/17	1,200,000	1,202,403
1.00%, due 9/27/17	225,000	225,545
1.25%, due 8/15/19	650,000	648,183
1.25%, due 10/2/19	775,000	778,969
2.375%, due 1/13/22	1,500,000	1,566,909

		4,422,009

♦Federal National Mortgage Association 1.4%
0.875%, due 8/2/19	850,000	845,690
1.00%, due 12/28/17	300,000	300,014
1.00%, due 10/24/19	700,000	697,525
1.25%, due 7/26/19	1,000,000	999,167
1.25%, due 8/17/21	1,200,000	1,189,226
1.375%, due 2/26/21	300,000	300,283
1.375%, due 10/7/21	2,100,000	2,089,229
1.75%, due 9/12/19	650,000	662,667
1.75%, due 11/26/19	1,500,000	1,528,675
1.875%, due 9/24/26	2,300,000	2,242,424

		10,854,900

♦United States Treasury Notes 18.9%
0.75%, due 6/30/17	12,200,000	12,210,004
0.75%, due 12/31/17	11,950,000	11,949,534
0.75%, due 9/30/18	25,525,000	25,470,172
0.875%, due 5/31/18	17,400,000	17,417,000
0.875%, due 6/15/19	16,765,000	16,727,011
0.875%, due 9/15/19	13,000,000	12,954,799
0.875%, due 10/15/19	16,150,000	16,150,630
1.125%, due 7/31/21	9,825,000	9,736,732
1.125%, due 10/31/21	11,400,000	11,364,820
1.375%, due 9/30/23	11,125,000	10,949,436
1.50%, due 8/15/26	4,875,000	4,729,511
1.625%, due 11/15/22	5,600	5,632
1.625%, due 5/31/23	200,000	200,484

		149,865,765

Total U.S. Government & Federal Agencies (Cost $170,117,129)		169,736,755

Total Long-Term Bonds (Cost $305,658,456)		308,763,869

	Shares	Value
Common Stocks 55.0%
Advertising 0.0%‡
Clear Channel Outdoor Holdings, Inc. Class A	31,827	$183,005

Aerospace & Defense 0.9%
General Dynamics Corp.	6,945	1,046,889
L-3 Communications Holdings, Inc.	18,214	2,494,225
Raytheon Co.	7,430	1,015,012
Spirit AeroSystems Holdings, Inc. Class A (d)	38,693	1,948,580
United Technologies Corp.	9,073	927,261

		7,431,967

Agriculture 0.4%
Archer-Daniels-Midland Co.	24,256	1,056,834
Philip Morris International, Inc.	9,541	920,134
Reynolds American, Inc.	16,918	931,843

		2,908,811

Airlines 0.9%
Alaska Air Group, Inc.	17,197	1,241,967
American Airlines Group, Inc.	4,887	198,412
Copa Holdings S.A. Class A	22,141	2,042,065
Delta Air Lines, Inc.	28,578	1,193,703
JetBlue Airways Corp. (d)	124,790	2,181,329
United Continental Holdings, Inc. (d)	1,055	59,323

		6,916,799

Auto Manufacturers 0.3%
Ford Motor Co.	88,369	1,037,452
General Motors Co.	29,021	917,064
PACCAR, Inc.	8,487	466,106

		2,420,622

Auto Parts & Equipment 0.5%
Allison Transmission Holdings, Inc.	35,553	1,041,347
Goodyear Tire & Rubber Co. (The)	30,225	877,432
Lear Corp.	15,289	1,877,184

		3,795,963

Banks 3.2%
Bank of America Corp.	70,133	1,157,194
Bank of New York Mellon Corp. (The)	27,129	1,173,872
BB&T Corp.	26,877	1,053,578
Capital One Financial Corp.	13,917	1,030,415
Citigroup, Inc.	23,658	1,162,791
Citizens Financial Group, Inc.	49,900	1,314,366
Commerce Bancshares, Inc.	13,552	675,161
Fifth Third Bancorp	79,125	1,721,760
First Republic Bank	3,490	259,761
♦Goldman Sachs Group, Inc. (The)	6,681	1,190,821
Huntington Bancshares, Inc.	117,894	1,249,676
♦JPMorgan Chase & Co.	17,114	1,185,316
KeyCorp	187,749	2,651,016

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Banks (continued)
M&T Bank Corp.	113	$13,868
♦Morgan Stanley	27,284	915,924
PNC Financial Services Group, Inc.(The)	9,720	929,232
Popular, Inc.	609	22,107
State Street Corp.	16,855	1,183,389
SunTrust Banks, Inc.	85,148	3,851,244
SVB Financial Group (d)	3,885	475,019
U.S. Bancorp	20,721	927,472
Wells Fargo & Co.	19,858	913,667

		25,057,649

Beverages 0.3%
Coca-Cola Co. (The)	21,595	915,628
Molson Coors Brewing Co. Class B	555	57,614
PepsiCo., Inc.	9,804	1,050,989

		2,024,231

Building Materials 0.2%
Masco Corp.	6,094	188,182
Owens Corning	21,233	1,035,746

		1,223,928

Chemicals 1.6%
Air Products & Chemicals, Inc.	7,894	1,053,217
Cabot Corp.	38,047	1,983,770
Celanese Corp. Series A	18,129	1,321,967
Dow Chemical Co. (The)	22,007	1,184,197
Huntsman Corp.	82,921	1,405,511
LyondellBasell Industries, N.V., Class A	14,724	1,171,294
Monsanto Co.	9,044	911,364
Praxair, Inc.	7,729	904,757
Versum Materials, Inc. (d)	46,024	1,044,745
Westlake Chemical Corp.	36,612	1,896,135

		12,876,957

Coal 0.3%
CONSOL Energy, Inc.	117,128	1,985,320

Commercial Services 1.0%
Adient PLC (d)	3,069	139,670
Aramark	6,233	232,055
Live Nation Entertainment, Inc. (d)	46,361	1,282,809
LSC Communications, Inc.	7,055	171,013
ManpowerGroup, Inc.	29,438	2,260,838
Quanta Services, Inc. (d)	70,274	2,020,378
RR Donnelley & Sons Co.	18,815	333,966
United Rentals, Inc. (d)	23,633	1,788,073

		8,228,802

Computers 1.8%
Amdocs, Ltd.	35,147	2,054,342
Apple, Inc.	10,235	1,162,082

	Shares	Value
Computers (continued)
Brocade Communications Systems, Inc.	20,111	$213,177
Computer Sciences Corp.	13,115	714,112
Dell Technologies, Inc. (d)	22,470	1,103,052
Hewlett Packard Enterprise Co.	54,272	1,219,492
HP, Inc.	85,058	1,232,490
International Business Machines Corp.	7,793	1,197,706
Leidos Holdings, Inc.	23,131	961,556
Lexmark International, Inc. Class A	9,057	359,472
NetApp, Inc.	76,465	2,595,222
Western Digital Corp.	28,192	1,647,541

		14,460,244

Cosmetics & Personal Care 0.2%
Colgate-Palmolive Co.	12,860	917,689
Procter & Gamble Co. (The)	12,011	1,042,555

		1,960,244

Distribution & Wholesale 0.1%
Ingram Micro, Inc. Class A	31,560	1,174,032

Electric 3.9%
Alliant Energy Corp.	347	13,203
Ameren Corp.	40,671	2,031,517
American Electric Power Co., Inc.	16,524	1,071,416
Avangrid, Inc.	47,202	1,860,231
CMS Energy Corp.	42,383	1,786,443
Consolidated Edison, Inc.	47,058	3,555,232
Dominion Resources, Inc.	12,413	933,458
DTE Energy Co.	29,238	2,807,140
Duke Energy Corp.	13,327	1,066,427
Edison International	51,282	3,768,201
Entergy Corp.	7,267	535,433
Exelon Corp.	31,563	1,075,351
FirstEnergy Corp.	6,250	214,313
MDU Resources Group, Inc.	45,850	1,201,729
NextEra Energy, Inc.	8,317	1,064,576
PG&E Corp.	17,232	1,070,452
Pinnacle West Capital Corp.	1,263	96,152
PPL Corp.	15,110	518,877
Public Service Enterprise Group, Inc.	49,636	2,088,683
Southern Co. (The)	20,597	1,062,187
WEC Energy Group, Inc.	13,106	782,690
Xcel Energy, Inc.	62,958	2,615,905

		31,219,616

Electrical Components & Equipment 0.4%
Emerson Electric Co.	20,812	1,054,752
Energizer Holdings, Inc.	39,239	1,825,006

		2,879,758

Electronics 1.2%
Corning, Inc.	51,396	1,167,203
FLIR Systems, Inc.	32,417	1,067,168

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Electronics (continued)
Fortive Corp.	19,185	$979,394
Garmin, Ltd.	38,561	1,864,810
Gentex Corp.	88,022	1,488,452
Jabil Circuit, Inc.	95,350	2,034,769
Johnson Controls International PLC	30,690	1,237,421

		9,839,217

Entertainment 0.6%
Dolby Laboratories, Inc. Class A	37,338	1,776,915
International Game Technology PLC	73,086	2,099,030
Regal Entertainment Group Class A	39,400	847,494

		4,723,439

Environmental Controls 0.2%
Clean Harbors, Inc. (d)	12,029	569,213
Waste Management, Inc.	16,411	1,077,546

		1,646,759

Finance—Commercial 0.0%‡
CIT Group, Inc.	7,376	267,970

Finance—Consumer Loans 0.5%
Santander Consumer USA Holdings, Inc. (d)	90,453	1,103,527
SLM Corp. (d)	134,723	949,797
Synchrony Financial	79,283	2,266,701

		4,320,025

Finance—Credit Card 0.3%
American Express Co.	17,711	1,176,364
Discover Financial Services	20,796	1,171,439

		2,347,803

Finance—Investment Banker/Broker 0.7%
Charles Schwab Corp. (The)	28,506	903,640
Lazard, Ltd. Class A	39,313	1,433,352
LPL Financial Holdings, Inc.	34,851	1,078,987
Raymond James Financial, Inc.	38,269	2,300,732

		5,716,711

Finance—Mortgage Loan/Banker 0.4%
CoreLogic, Inc. (d)	45,294	1,927,712
FNF Group	36,947	1,326,767

		3,254,479

Finance—Other Services 0.5%
CME Group, Inc.	8,911	891,991
Intercontinental Exchange, Inc.	3,941	1,065,607
Nasdaq, Inc.	26,716	1,709,023

		3,666,621

Food 1.3%
Ingredion, Inc.	13,361	1,752,562
J.M. Smucker Co. (The)	1,622	212,985

	Shares	Value
Food (continued)
Kraft Heinz Co. (The)	10,404	$925,436
Mondelez International, Inc. Class A	20,679	929,314
Pilgrim’s Pride Corp.	86,169	1,881,931
Post Holdings, Inc. (d)	24,177	1,843,013
Tyson Foods, Inc. Class A	38,171	2,704,415

		10,249,656

Forest Products & Paper 0.2%
Domtar Corp.	35,881	1,289,922
International Paper Co.	7,095	319,488

		1,609,410

Gas 0.9%
CenterPoint Energy, Inc.	113,407	2,585,680
Sempra Energy	7,836	839,236
UGI Corp.	53,001	2,453,416
Vectren Corp.	32,808	1,650,570

		7,528,902

Hand & Machine Tools 0.2%
Regal Beloit Corp.	21,141	1,249,433

Health Care—Products 0.9%
Abbott Laboratories	22,934	899,930
Alere, Inc. (d)	5,393	240,959
Baxter International, Inc.	19,318	919,344
Danaher Corp.	15,219	1,195,452
Hill-Rom Holdings, Inc.	11,424	633,004
Medtronic PLC	12,941	1,061,421
Teleflex, Inc.	7,374	1,055,441
Thermo Fisher Scientific, Inc.	7,091	1,042,590
VWR Corp. (d)	5,183	142,584
Zimmer Biomet Holdings, Inc.	2,977	313,776

		7,504,501

Health Care—Services 1.1%
Aetna, Inc.	10,657	1,144,029
Anthem, Inc.	9,527	1,160,960
Cigna Corp.	8,479	1,007,559
HCA Holdings, Inc. (d)	14,989	1,147,108
Humana, Inc. (d)	6,774	1,161,944
LifePoint Health, Inc. (d)	5,188	310,502
Quintiles IMS Holdings, Inc. (d)	12,132	870,350
WellCare Health Plans, Inc. (d)	14,890	1,690,164

		8,492,616

Household Products & Wares 0.1%
Kimberly-Clark Corp.	9,236	1,056,691

Insurance 4.7%
Aflac, Inc.	16,950	1,167,346
Alleghany Corp. (d)	1,718	886,849
Allied World Assurance Co. Holdings, A.G.	11,272	484,471

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Allstate Corp. (The)	17,414	$1,182,411
American Financial Group, Inc.	5,565	414,593
American International Group, Inc.	19,360	1,194,512
American National Insurance Co.	8,438	988,596
AmTrust Financial Services, Inc.	31,366	827,749
Arch Capital Group, Ltd. (d)	8,598	670,386
Arthur J. Gallagher & Co.	5,276	254,461
Aspen Insurance Holdings, Ltd.	18,564	895,713
Assurant, Inc.	12,269	987,900
Assured Guaranty, Ltd.	34,250	1,023,732
Axis Capital Holdings, Ltd.	14,840	845,435
Berkshire Hathaway, Inc. Class B (d)	7,292	1,052,236
Chubb, Ltd.	7,216	916,432
Cincinnati Financial Corp.	5,785	409,462
Everest Re Group, Ltd.	8,115	1,651,565
First American Financial Corp.	24,392	952,752
Hanover Insurance Group, Inc. (The)	5,969	454,778
Hartford Financial Services Group, Inc. (The)	54,064	2,384,763
Lincoln National Corp.	29,301	1,438,386
Markel Corp. (d)	612	536,987
MetLife, Inc.	25,226	1,184,613
Old Republic International Corp.	52,746	889,298
Principal Financial Group, Inc.	57,837	3,157,900
Progressive Corp. (The)	65,318	2,058,170
Prudential Financial, Inc.	14,101	1,195,624
Reinsurance Group of America, Inc.	21,018	2,267,001
Torchmark Corp.	422	26,759
Travelers Cos., Inc. (The)	9,646	1,043,504
Unum Group	57,406	2,032,172
Validus Holdings, Ltd.	7,194	367,613
Voya Financial, Inc.	37,578	1,148,008

		36,992,177

Internet 0.3%
IAC/InterActiveCorp	17,759	1,144,390
Twitter, Inc. (d)	3,532	63,399
Yahoo!, Inc. (d)	21,780	904,959
Yelp, Inc. (d)	10,804	352,859

		2,465,607

Investment Management/Advisory Services 0.3%
Ameriprise Financial, Inc.	1,296	114,553
BlackRock, Inc.	2,694	919,301
Franklin Resources, Inc.	33,707	1,134,578

		2,168,432

Iron & Steel 0.9%
Nucor Corp.	19,346	945,052
Reliance Steel & Aluminum Co.	26,754	1,840,140
Steel Dynamics, Inc.	83,977	2,306,008
United States Steel Corp.	98,878	1,912,301

		7,003,501

	Shares	Value
Leisure Time 0.2%
Carnival Corp.	25,092	$1,232,017

Lodging 0.3%
Extended Stay America, Inc.	50,480	721,864
Hyatt Hotels Corp. Class A (d)	7,039	357,511
Marriott International, Inc. Class A	15,370	1,055,919

		2,135,294

Machinery—Construction & Mining 0.3%
Caterpillar, Inc.	14,063	1,173,698
Oshkosh Corp.	18,417	985,309

		2,159,007

Machinery—Diversified 0.3%
Cummins, Inc.	8,310	1,062,184
Deere & Co.	10,528	929,623

		1,991,807

Media 1.7%
Comcast Corp. Class A	18,911	1,169,078
DISH Network Corp. Class A (d)	18,028	1,055,720
John Wiley & Sons, Inc. Class A	4,707	242,881
Liberty Broadband Corp.
Class A (d)	10,751	698,277
Class C (d)	10,562	703,957
Liberty SiriusXM Group.
Class A (d)	28,897	961,403
Class C (d)	29,083	965,265
News Corp.
Class A	121,842	1,476,725
Class B	86,787	1,076,159
TEGNA, Inc.	52,331	1,026,734
Thomson Reuters Corp.	26,463	1,042,907
Time Warner, Inc.	10,332	919,445
Twenty-First Century Fox, Inc.
Class A	34,715	911,963
Class B	34,558	911,986

		13,162,500

Metal Fabricate & Hardware 0.1%
Timken Co. (The)	24,344	804,569

Mining 0.4%
Newmont Mining Corp.	95,389	3,533,209

Miscellaneous—Manufacturing 0.6%
Carlisle Cos., Inc.	12,133	1,272,145
Eaton Corp. PLC	16,349	1,042,576
General Electric Co.	31,745	923,780
Trinity Industries, Inc.	86,987	1,857,172

		5,095,673

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Office & Business Equipment 0.2%
Xerox Corp.	132,753	$1,296,997

Oil & Gas 3.9%
Anadarko Petroleum Corp.	15,048	894,453
Antero Resources Corp. (d)	17,146	453,855
Apache Corp.	19,181	1,140,886
Cabot Oil & Gas Corp.	309	6,452
Chesapeake Energy Corp. (d)	4,252	23,429
Chevron Corp.	9,054	948,407
Cimarex Energy Co.	5,107	659,467
Concho Resources, Inc. (d)	11,009	1,397,482
ConocoPhillips	25,114	1,091,203
Continental Resources, Inc. (d)	4,416	215,987
Devon Energy Corp.	44,933	1,702,511
Diamondback Energy, Inc. (d)	2,306	210,515
Energen Corp.	3,522	176,558
Ensco PLC Class A	28,595	223,613
EOG Resources, Inc.	11,393	1,030,155
EQT Corp.	12,870	849,420
Exxon Mobil Corp.	12,054	1,004,339
Gulfport Energy Corp. (d)	249	6,003
Hess Corp.	20,532	984,920
Laredo Petroleum, Inc. (d)	35,256	420,252
Marathon Oil Corp.	59,330	781,969
Marathon Petroleum Corp.	71,215	3,104,262
Murphy Oil Corp.	16,436	425,199
Murphy U.S.A., Inc. (d)	5,109	351,397
Newfield Exploration Co. (d)	15,973	648,344
Noble Corp. PLC	281,684	1,391,519
Noble Energy, Inc.	31,435	1,083,564
Occidental Petroleum Corp.	12,320	898,251
Parsley Energy, Inc. Class A (d)	4,941	162,559
Phillips 66	12,950	1,050,893
Pioneer Natural Resources Co.	5,007	896,353
QEP Resources, Inc.	22,120	355,468
Range Resources Corp.	19,028	642,956
Rice Energy, Inc. (d)	24,155	533,584
SM Energy Co.	16,799	564,950
Tesoro Corp.	26,231	2,228,848
Valero Energy Corp.	19,877	1,177,514
Whiting Petroleum Corp. (d)	28,528	235,071
WPX Energy, Inc. (d)	57,259	621,833

		30,594,441

Oil & Gas Services 0.9%
Baker Hughes, Inc.	57,262	3,172,315
Halliburton Co.	19,245	885,270
Schlumberger, Ltd.	11,452	895,890
Targa Resources Corp.	50,103	2,199,521

		7,152,996

	Shares	Value
Packaging & Containers 0.1%
WestRock Co.	23,700	$1,094,703

Pharmaceuticals 1.1%
Allergan PLC (d)	4,128	862,504
Cardinal Health, Inc.	14,110	969,216
Express Scripts Holding Co. (d)	14,913	1,005,136
Johnson & Johnson	7,999	927,804
Mallinckrodt PLC (d)	35,533	2,105,686
Merck & Co., Inc.	17,246	1,012,685
Mylan N.V. (d)	31,070	1,134,055
Pfizer, Inc.	28,286	896,949

		8,914,035

Pipelines 0.6%
Kinder Morgan, Inc.	55,055	1,124,774
Spectra Energy Corp.	28,036	1,172,185
Williams Cos., Inc. (The)	87,834	2,564,753

		4,861,712

Real Estate Investment Trusts 5.4%
AGNC Investment Corp.	42,070	843,924
American Homes 4 Rent Class A	24,027	507,210
Annaly Capital Management, Inc.	77,008	797,803
Apple Hospitality REIT, Inc.	90,410	1,630,092
AvalonBay Communities, Inc.	3,307	566,092
Brixmor Property Group, Inc.	15,321	389,460
Camden Property Trust	2,148	174,933
Care Capital Properties, Inc.	2,613	69,427
Columbia Property Trust, Inc.	48,440	1,021,115
Communications Sales & Leasing, Inc.	67,259	1,912,173
Corporate Office Properties Trust	61,967	1,653,899
Crown Castle International Corp.	9,904	901,165
DDR Corp.	1,516	23,180
Duke Realty Corp.	3,842	100,468
Empire State Realty Trust, Inc. Class A	66,673	1,304,791
EPR Properties	14,303	1,040,114
Equity Commonwealth (d)	26,749	808,087
Equity Residential	14,987	925,447
General Growth Properties, Inc.	29,792	743,310
HCP, Inc.	86,102	2,948,994
Highwoods Properties, Inc.	15,282	758,446
Hospitality Properties Trust	74,043	2,025,817
Host Hotels & Resorts, Inc.	106,923	1,655,168
Kimco Realty Corp.	15,048	400,427
Liberty Property Trust	30,490	1,232,711
Macerich Co. (The)	5,126	362,818
Mid-America Apartment Communities, Inc.	5,317	493,152
National Retail Properties, Inc.	4,682	213,593
Outfront Media, Inc.	80,987	1,742,030
Prologis, Inc.	17,669	921,615
Realty Income Corp.	15,488	917,509
Regency Centers Corp.	1,079	77,764

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
Retail Properties of America, Inc. Class A	41,006	$638,464
Senior Housing Properties Trust	95,796	2,037,581
Simon Property Group, Inc.	4,864	904,510
Spirit Realty Capital, Inc.	157,268	1,873,062
Ventas, Inc.	25,617	1,735,552
VEREIT, Inc.	262,101	2,463,749
Welltower, Inc.	37,174	2,547,534
Weyerhaeuser Co.	16,116	482,352
WP Carey, Inc.	23,049	1,399,996

		43,245,534

Retail 2.7%
Best Buy Co., Inc.	70,313	2,735,879
Burlington Stores, Inc. (d)	2,864	214,628
CVS Health Corp.	11,988	1,008,191
Dick’s Sporting Goods, Inc.	31,480	1,751,862
Dillard’s, Inc. Class A	5,994	367,432
Foot Locker, Inc.	16,815	1,122,738
Gap, Inc. (The)	52,804	1,456,862
Genuine Parts Co.	219	19,839
Kohl’s Corp.	16,354	715,487
L Brands, Inc.	5,004	361,239
Liberty Interactive Corp. QVC Group Class A (d)	21,794	402,971
Macy’s, Inc.	13,218	482,325
Nu Skin Enterprises, Inc. Class A	30,751	1,895,799
PVH Corp.	23,612	2,526,012
Target Corp.	15,305	1,051,913
Urban Outfitters, Inc. (d)	35,491	1,187,174
Wal-Mart Stores, Inc.	17,001	1,190,410
Walgreens Boots Alliance, Inc.	12,755	1,055,221
World Fuel Services Corp.	38,678	1,556,789

		21,102,771

Savings & Loans 0.1%
People’s United Financial, Inc.	66,224	1,075,478

Semiconductors 1.7%
Analog Devices, Inc.	2,442	156,532
Applied Materials, Inc.	41,010	1,192,571
Cree, Inc. (d)	19,936	444,573
Intel Corp.	33,881	1,181,430
Lam Research Corp.	20,824	2,017,013
Micron Technology, Inc. (d)	194,828	3,343,248
ON Semiconductor Corp. (d)	178,530	2,083,445
QUALCOMM, Inc.	17,348	1,192,155
Teradyne, Inc.	79,726	1,856,819

		13,467,786

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.	11,525	1,859,674

	Shares	Value
Software 1.0%
Akamai Technologies, Inc. (d)	25,869	$1,797,119
CA, Inc.	14,611	449,142
Donnelley Financial Solutions, Inc. (d)	7,055	151,330
Fidelity National Information Services, Inc.	6,634	490,385
Nuance Communications, Inc. (d)	122,928	1,723,451
Oracle Corp.	30,883	1,186,525
Synopsys, Inc. (d)	16,348	969,600
VMware, Inc. Class A (d)	14,329	1,126,259

		7,893,811

Telecommunications 1.5%
AT&T, Inc. (d)	28,817	1,060,177
CenturyLink, Inc.	50,643	1,346,091
Cisco Systems, Inc.	38,728	1,188,175
EchoStar Corp. Class A (d)	14,149	661,324
Juniper Networks, Inc.	60,866	1,603,211
Sprint Corp. (d)	330,067	2,033,213
T-Mobile U.S., Inc. (d)	21,208	1,054,674
Telephone & Data Systems, Inc.	64,844	1,675,569
United States Cellular Corp. (d)	3,284	115,104
Verizon Communications, Inc.	22,040	1,060,124

		11,797,662

Transportation 0.4%
CSX Corp.	34,556	1,054,303
Expeditors International of Washington, Inc.	1,051	54,095
Norfolk Southern Corp.	11,660	1,084,380
Union Pacific Corp.	11,788	1,039,466

		3,232,244

Total Common Stocks (Cost $377,810,242)		436,555,818

Exchange-Traded Funds 5.6% (e)
♦iShares Intermediate Credit Bond ETF	115,645	12,798,432
♦iShares Intermediate Government / Credit Bond ETF	212,709	23,855,314
iShares Russell 1000 Value ETF	4,766	495,855
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	15,972	4,388,626
SPDR S&P 500 ETF Trust	9,330	1,983,092
Vanguard Mid-Cap Value ETF	13,249	1,209,766

Total Exchange-Traded Funds (Cost $44,578,980)		44,731,085

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR Expires 1/30/19 (c)(d)(f)	17,798	$18,063
Safeway PDC, LLC CVR Expires 1/30/17 (c)(d)(f)	17,798	869

Total Rights (Cost $18,932)		18,932

	Principal Amount
Short-Term Investments 0.9%
Repurchase Agreements 0.9%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $3,218,994 (Collateralized by United States Treasury and Government Agency securities with rates between 0.95% and 1.25% and maturity dates between 1/30/19 and 10/2/19, with a Principal Amount of $3,285,000 and a Market Value of $3,290,615)	$3,218,991	3,218,991
RBC Capital Markets 0.29%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $3,764,030 (Collateralized by a United States Treasury Note with a rate of 3.375% and a maturity date of 11/15/19, with a Principal Amount of $3,537,500 and a Market Value of $3,839,388)	3,764,000	3,764,000

Total Short-Term Investments (Cost $6,982,991)		6,982,991

Total Investments (Cost $735,049,601) (g)	100.4%	797,052,695
Other Assets, Less Liabilities	(0.4)	(3,436,543)
Net Assets	100.0%	$793,616,152
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of these securities was $1,268,932, which represented 0.2% of the Fund’s net assets.

(d)	Non-income producing security.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	Illiquid security—As of October 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $18,932, which represented less than one-tenth of a percent of the Fund’s net assets (Unaudited).

(g)	As of October 31, 2016, cost was $742,683,609 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$62,975,271
Gross unrealized depreciation	(8,606,185)

Net unrealized appreciation	$54,369,086

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(30)	December 2016	$(6,544,219)	$9,969
5-Year United States Treasury Note	121	December 2016	14,616,422	(76,271)
10-Year United States Treasury Note	131	December 2016	16,980,875	(214,961)
10-Year United States Treasury Ultra Note	13	December 2016	1,839,703	(37,412)

			$26,892,781	$(318,675)

1.	As of October 31, 2016, cash in the amount of $284,675 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

CVR —Contingent Value Right

ETF —Exchange-Traded Fund

SPDR —Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$13,476,795	$—	$13,476,795
Corporate Bonds	—	120,594,289	—	120,594,289
Foreign Government Bonds	—	781,341	—	781,341
Mortgage-Backed Securities	—	4,174,689	—	4,174,689
U.S. Government & Federal Agencies	—	169,736,755	—	169,736,755

Total Long-Term Bonds	—	308,763,869	—	308,763,869

Common Stocks	436,555,818	—	—	436,555,818
Exchange-Traded Funds	44,731,085	—	—	44,731,085
Rights (b)	—	—	18,932	18,932
Short-Term Investments
Repurchase Agreements	—	6,982,991	—	6,982,991

Total Investments in Securities	481,286,903	315,746,860	18,932	797,052,695

Other Financial Instruments
Futures Contracts (c)	9,969	—	—	9,969

Total Investments in Securities and Other Financial Instruments	$481,296,872	$315,746,860	$18,932	$797,062,664

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (c)	$(328,644)	$—	$—	$(328,644)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $18,932 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2016 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2016 (a)
Rights
Food & Staples Retailing	$18,932	$—	$—	$—	$—	$—	$—	$—	$18,932	$—

Total	$18,932	$—	$—	$—	$—	$—	$—	$—	$18,932	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $735,049,601)	$797,052,695
Cash	901,672
Cash collateral on deposit at broker	284,675
Receivables:
Investment securities sold	48,976,887
Dividends and interest	1,888,204
Fund shares sold	453,987
Variation margin on futures contracts	18,219
Other assets	36,134

Total assets	849,612,473

Liabilities
Payables:
Investment securities purchased	54,200,124
Fund shares redeemed	812,404
Manager (See Note 3)	477,193
Transfer agent (See Note 3)	207,387
NYLIFE Distributors (See Note 3)	189,750
Custodian	42,434
Shareholder communication	36,666
Professional fees	19,675
Trustees	2,256
Accrued expenses	8,432

Total liabilities	55,996,321

Net assets	$793,616,152

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,372
Additional paid-in capital	727,610,504

727,635,876
Undistributed net investment income	553,345
Accumulated net realized gain (loss) on investments and futures transactions	3,742,512
Net unrealized appreciation (depreciation) on investments and futures contracts	61,684,419

Net assets	$793,616,152

Class A
Net assets applicable to outstanding shares	$240,564,706

Shares of beneficial interest outstanding	7,692,653

Net asset value per share outstanding	$31.27
Maximum sales charge (5.50% of offering price)	1.82

Maximum offering price per share outstanding	$33.09

Investor Class
Net assets applicable to outstanding shares	$81,761,616

Shares of beneficial interest outstanding	2,613,217

Net asset value per share outstanding	$31.29
Maximum sales charge (5.50% of offering price)	1.82

Maximum offering price per share outstanding	$33.11

Class B
Net assets applicable to outstanding shares	$27,999,146

Shares of beneficial interest outstanding	898,760

Net asset value and offering price per share outstanding	$31.15

Class C
Net assets applicable to outstanding shares	$102,410,038

Shares of beneficial interest outstanding	3,289,379

Net asset value and offering price per share outstanding	$31.13

Class I
Net assets applicable to outstanding shares	$296,970,414

Shares of beneficial interest outstanding	9,473,876

Net asset value and offering price per share outstanding	$31.35

Class R1
Net assets applicable to outstanding shares	$2,129,788

Shares of beneficial interest outstanding	68,039

Net asset value and offering price per share outstanding	$31.30

Class R2
Net assets applicable to outstanding shares	$38,232,508

Shares of beneficial interest outstanding	1,222,978

Net asset value and offering price per share outstanding	$31.26

Class R3
Net assets applicable to outstanding shares	$3,547,936

Shares of beneficial interest outstanding	113,552

Net asset value and offering price per share outstanding (a)	$31.25

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$13,249,324
Interest	5,748,055

Total income	18,997,379

Expenses
Manager (See Note 3)	5,516,469
Distribution/Service—Class A (See Note 3)	585,735
Distribution/Service—Investor Class (See Note 3)	201,961
Distribution/Service—Class B (See Note 3)	287,229
Distribution/Service—Class C (See Note 3)	1,042,185
Distribution/Service—Class R2 (See Note 3)	109,721
Distribution/Service—Class R3 (See Note 3)	17,052
Transfer agent (See Note 3)	1,251,533
Registration	113,920
Professional fees	101,003
Shareholder communication	94,125
Custodian	67,484
Shareholder service (See Note 3)	49,305
Trustees	20,620
Miscellaneous	34,988

Total expenses	9,493,330
Reimbursement from custodian (b)	(82,151)

Net expenses	9,411,179

Net investment income (loss)	9,586,200

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	7,994,801
Futures transactions	496,132

Net realized gain (loss) on investments and futures transactions	8,490,933

Net change in unrealized appreciation (depreciation) on:
Investments	11,601,208
Futures contracts	(280,008)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	11,321,200

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	19,812,133

Net increase (decrease) in net assets resulting from operations	$29,398,333

(a)	Dividends recorded net of foreign withholding taxes in the amount of $5,980.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,586,200	$8,830,535
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	8,490,933	44,592,063
Net change in unrealized appreciation (depreciation) on investments and futures contracts	11,321,200	(46,461,002)

Net increase (decrease) in net assets resulting from operations	29,398,333	6,961,596

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,998,086)	(2,378,683)
Investor Class	(910,291)	(663,830)
Class B	(107,584)	(33,701)
Class C	(398,065)	(117,173)
Class I	(4,450,961)	(3,793,747)
Class R1	(28,648)	(78,396)
Class R2	(526,205)	(420,950)
Class R3	(32,368)	(15,210)

	(9,452,208)	(7,501,690)

From net realized gain on investments:
Class A	(12,259,249)	(18,973,063)
Investor Class	(4,153,928)	(6,456,494)
Class B	(1,582,984)	(2,935,092)
Class C	(5,622,994)	(7,403,414)
Class I	(15,083,876)	(25,224,207)
Class R1	(101,112)	(519,778)
Class R2	(2,493,918)	(3,888,189)
Class R3	(161,340)	(226,815)

	(41,459,401)	(65,627,052)

Total dividends and distributions to shareholders	(50,911,609)	(73,128,742)

Capital share transactions:
Net proceeds from sale of shares	124,594,678	220,372,049
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	48,642,581	70,301,673
Cost of shares redeemed	(180,440,244)	(191,281,784)

Increase (decrease) in net assets derived from capital share transactions	(7,202,985)	99,391,938

Net increase (decrease) in net assets	(28,716,261)	33,224,792

	2016	2015
Net Assets
Beginning of year	$822,332,413	$789,107,621

End of year	$793,616,152	$822,332,413

Undistributed net investment income at end of year	$553,345	$441,052

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016		2015	2014	2013		2012
Net asset value at beginning of year	$32.13		$34.91	$33.91	$28.37		$26.03

Net investment income (loss) (a)	0.40		0.37	0.32	0.32		0.31
Net realized and unrealized gain (loss) on investments	0.79		0.03	3.19	5.54		2.32

Total from investment operations	1.19		0.40	3.51	5.86		2.63

Less dividends and distributions:
From net investment income	(0.40)		(0.32)	(0.31)	(0.32)		(0.29)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(2.05)		(3.18)	(2.51)	(0.32)		(0.29)

Net asset value at end of year	$31.27		$32.13	$34.91	$33.91		$28.37

Total investment return (b)	3.95%		1.06%	11.08%	20.78%		10.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30	%(c)	1.12%	0.95%	1.04%		1.13%
Net expenses	1.11	%(d)	1.13%	1.13%	1.16%		1.20%
Portfolio turnover rate	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of year (in 000’s)	$240,565		$244,512	$229,459	$185,670		$140,585

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.12%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

	Year ended October 31,
Investor Class	2016		2015	2014	2013		2012
Net asset value at beginning of year	$32.14		$34.93	$33.93	$28.39		$26.05

Net investment income (loss) (a)	0.35		0.32	0.27	0.27		0.26
Net realized and unrealized gain (loss) on investments	0.80		0.02	3.19	5.53		2.32

Total from investment operations	1.15		0.34	3.46	5.80		2.58

Less dividends and distributions:
From net investment income	(0.35)		(0.27)	(0.26)	(0.26)		(0.24)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(2.00)		(3.13)	(2.46)	(0.26)		(0.24)

Net asset value at end of year	$31.29		$32.14	$34.93	$33.93		$28.39

Total investment return (b)	3.82%		0.91%	10.85%	20.58%		9.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14	%(c)	0.98%	0.79%	0.86%		0.94%
Net expenses	1.26	%(d)	1.27%	1.29%	1.34%		1.39%
Portfolio turnover rate	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of year (in 000’s)	$81,762		$81,571	$79,169	$73,801		$61,579

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.27%.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016		2015	2014	2013		2012
Net asset value at beginning of year	$32.01		$34.81	$33.82	$28.30		$25.97

Net investment income (loss) (a)	0.12		0.08	0.02	0.05		0.05
Net realized and unrealized gain (loss) on investments	0.79		0.01	3.18	5.51		2.31

Total from investment operations	0.91		0.09	3.20	5.56		2.36

Less dividends and distributions:
From net investment income	(0.12)		(0.03)	(0.01)	(0.04)		(0.03)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(1.77)		(2.89)	(2.21)	(0.04)		(0.03)

Net asset value at end of year	$31.15		$32.01	$34.81	$33.82		$28.30

Total investment return (b)	3.03%		0.16%	10.06%	19.66%		9.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40	%(c)	0.24%	0.05%	0.15%		0.19%
Net expenses	2.01	%(d)	2.02%	2.04%	2.10%		2.14%
Portfolio turnover rate	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of year (in 000’s)	$27,999		$30,702	$35,506	$41,749		$49,835

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.02%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

	Year ended October 31,
Class C	2016		2015	2014	2013		2012
Net asset value at beginning of year	$32.00		$34.79	$33.81	$28.29		$25.96

Net investment income (loss) (a)	0.12		0.07	0.01	0.03		0.05
Net realized and unrealized gain (loss) on investments	0.78		0.03	3.18	5.53		2.31

Total from investment operations	0.90		0.10	3.19	5.56		2.36

Less dividends and distributions:
From net investment income	(0.12)		(0.03)	(0.01)	(0.04)		(0.03)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(1.77)		(2.89)	(2.21)	(0.04)		(0.03)

Net asset value at end of year	$31.13		$32.00	$34.79	$33.81		$28.29

Total investment return (b)	3.00%		0.19%	10.03%	19.67%		9.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40	%(c)	0.21%	0.04%	0.11%		0.19%
Net expenses	2.01	%(d)	2.02%	2.04%	2.09%		2.14%
Portfolio turnover rate	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of year (in 000’s)	$102,410		$108,936	$84,308	$65,110		$52,876

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.02%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016		2015	2014	2013		2012
Net asset value at beginning of year	$32.20		$34.99	$33.97	$28.42		$26.08

Net investment income (loss) (a)	0.48		0.45	0.41	0.41		0.38
Net realized and unrealized gain (loss) on investments	0.79		0.02	3.21	5.54		2.32

Total from investment operations	1.27		0.47	3.62	5.95		2.70

Less dividends and distributions:
From net investment income	(0.47)		(0.40)	(0.40)	(0.40)		(0.36)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(2.12)		(3.26)	(2.60)	(0.40)		(0.36)

Net asset value at end of year	$31.35		$32.20	$34.99	$33.97		$28.42

Total investment return (b)	4.23%		1.31%	11.37%	21.07%		10.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%(c)	1.37%	1.21%	1.30%		1.38%
Net expenses	0.86	%(d)	0.88%	0.88%	0.91%		0.95%
Portfolio turnover rate	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of year (in 000’s)	$296,970		$302,328	$303,727	$244,477		$227,707

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.87%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

	Year ended October 31,
Class R1	2016		2015	2014	2013		2012
Net asset value at beginning of year	$32.16		$34.94	$33.93	$28.39		$26.05

Net investment income (loss) (a)	0.44		0.43	0.38	0.37		0.35
Net realized and unrealized gain (loss) on investments	0.79		0.02	3.19	5.54		2.32

Total from investment operations	1.23		0.45	3.57	5.91		2.67

Less dividends and distributions:
From net investment income	(0.44)		(0.37)	(0.36)	(0.37)		(0.33)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(2.09)		(3.23)	(2.56)	(0.37)		(0.33)

Net asset value at end of year	$31.30		$32.16	$34.94	$33.93		$28.39

Total investment return (b)	4.10%		1.24%	11.24%	20.94%		10.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44	%(c)	1.31%	1.12%	1.20%		1.28%
Net expenses	0.96	%(d)	0.98%	0.97%	1.01%		1.05%
Portfolio turnover rate	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of year (in 000’s)	$2,130		$1,969	$6,392	$10,881		$9,441

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.97%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2016		2015	2014	2013		2012
Net asset value at beginning of year	$32.12		$34.91	$33.90	$28.37		$26.03

Net investment income (loss) (a)	0.37		0.33	0.29	0.30		0.28
Net realized and unrealized gain (loss) on investments	0.78		0.02	3.20	5.52		2.33

Total from investment operations	1.15		0.35	3.49	5.82		2.61

Less dividends and distributions:
From net investment income	(0.36)		(0.28)	(0.28)	(0.29)		(0.27)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(2.01)		(3.14)	(2.48)	(0.29)		(0.27)

Net asset value at end of year	$31.26		$32.12	$34.91	$33.90		$28.37

Total investment return (b)	3.85%		0.96%	10.97%	20.62%		10.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21	%(c)	1.02%	0.85%	0.95%		1.03%
Net expenses	1.21	%(d)	1.23%	1.23%	1.26%		1.30%
Portfolio turnover rate	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of year (in 000’s)	$38,233		$49,230	$47,872	$53,833		$45,799

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.22%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

	Year ended October 31,
Class R3	2016		2015	2014	2013		2012
Net asset value at beginning of year	$32.10		$34.89	$33.89	$28.36		$26.03

Net investment income (loss) (a)	0.29		0.26	0.20	0.17		0.21
Net realized and unrealized gain (loss) on investments	0.80		0.01	3.20	5.58		2.32

Total from investment operations	1.09		0.27	3.40	5.75		2.53

Less dividends and distributions:
From net investment income	(0.29)		(0.20)	(0.20)	(0.22)		(0.20)
From net realized gain on investments	(1.65)		(2.86)	(2.20)	—		—

Total dividends and distributions	(1.94)		(3.06)	(2.40)	(0.22)		(0.20)

Net asset value at end of year	$31.25		$32.10	$34.89	$33.89		$28.36

Total investment return (b)	3.63%		0.69%	10.67%	20.36%		9.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94	%(c)	0.80%	0.61%	0.54%		0.77%
Net expenses	1.46	%(d)	1.48%	1.47%	1.50%		1.55%
Portfolio turnover rate	271%		201%	162%	167	%(e)	209	%(e)
Net assets at end of year (in 000’s)	$3,548		$3,086	$2,674	$2,451		$329

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.47%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 163% and 202% for the years ended October 31, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Balanced Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee.

This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

32	MainStay Balanced Fund

framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

33

Notes to Financial Statements (continued)

valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

34	MainStay Balanced Fund

(G)  Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the Fund did not hold any warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments

35

Notes to Financial Statements (continued)

and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(L)  Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$9,969	$9,969

Total Fair Value		$9,969	$9,969

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(328,644)	$(328,644)

Total Fair Value		$(328,644)	$(328,644)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$496,132	$496,132

Total Realized Gain (Loss)		$496,132	$496,132

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(280,008)	$(280,008)

Total Change in Unrealized Appreciation (Depreciation)		$(280,008)	$(280,008)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short (b)	$(6,710,514)	$(6,710,514)
Futures Contracts Long	$26,430,294	$26,430,294

(b)	Positions were open ten months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices,

36	MainStay Balanced Fund

conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of the equity portion of the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an amended and restated Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2016, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70%.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $5,516,469.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$2,007
Class R2	43,888
Class R3	3,410

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $47,938 and $30,860, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $420, $35, $48,510 and $14,034, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$275,656
Investor Class	217,555
Class B	77,405
Class C	280,807
Class I	341,860
Class R1	2,359
Class R2	51,888
Class R3	4,003

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain

37

Notes to Financial Statements (continued)

shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$553,345	$11,057,845	$—	$54,369,086	$65,980,276

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales adjustments, corporate actions, distributions from Real Estate Investment Trusts (REITs), return of capital distributions received and mark to market of futures contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(21,699)	$(9,155)	$30,854

The reclassifications for the Fund are primarily due to dividend redesignations, corporate actions, return of capital distributions received and distributions from REITs.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$15,879,816	$30,991,911
Long-Term Capital Gain	35,031,793	42,136,831
Total	$50,911,609	$73,128,742

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of U.S. government securities were $1,060,253 and $1,016,289, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,073,053 and $1,165,438, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,265,382	$38,499,603
Shares issued to shareholders in reinvestment of dividends and distributions	486,414	14,745,297
Shares redeemed	(1,820,322)	(55,235,561)

Net increase (decrease) in shares outstanding before conversion	(68,526)	(1,990,661)
Shares converted into Class A (See Note 1)	217,788	6,712,388
Shares converted from Class A (See Note 1)	(67,489)	(2,091,166)

Net increase (decrease)	81,773	$2,630,561

Year ended October 31, 2015:
Shares sold	2,230,831	$73,316,368
Shares issued to shareholders in reinvestment of dividends and distributions	636,412	20,670,506
Shares redeemed	(1,901,263)	(62,143,493)

Net increase (decrease) in shares outstanding before conversion	965,980	31,843,381
Shares converted into Class A (See Note 1)	171,029	5,626,978
Shares converted from Class A (See Note 1)	(98,068)	(3,090,619)

Net increase (decrease)	1,038,941	$34,379,740

38	MainStay Balanced Fund

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	258,288	$7,915,764
Shares issued to shareholders in reinvestment of dividends and distributions	166,530	5,051,369
Shares redeemed	(306,282)	(9,369,648)

Net increase (decrease) in shares outstanding before conversion	118,536	3,597,485
Shares converted into Investor Class (See Note 1)	151,428	4,641,967
Shares converted from Investor Class (See Note 1)	(194,433)	(6,000,999)

Net increase (decrease)	75,531	$2,238,453

Year ended October 31, 2015:
Shares sold	271,403	$8,936,590
Shares issued to shareholders in reinvestment of dividends and distributions	218,545	7,105,592
Shares redeemed	(314,512)	(10,290,299)

Net increase (decrease) in shares outstanding before conversion	175,436	5,751,883
Shares converted into Investor Class (See Note 1)	234,256	7,492,169
Shares converted from Investor Class (See Note 1)	(138,328)	(4,565,931)

Net increase (decrease)	271,364	$8,678,121

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	153,863	$4,701,185
Shares issued to shareholders in reinvestment of dividends and distributions	52,490	1,583,061
Shares redeemed	(139,253)	(4,241,793)

Net increase (decrease) in shares outstanding before conversion	67,100	2,042,453
Shares converted from Class B (See Note 1)	(127,444)	(3,873,849)

Net increase (decrease)	(60,344)	$(1,831,396)

Year ended October 31, 2015:
Shares sold	201,671	$6,612,148
Shares issued to shareholders in reinvestment of dividends and distributions	88,305	2,864,858
Shares redeemed	(181,292)	(5,906,287)

Net increase (decrease) in shares outstanding before conversion	108,684	3,570,719
Shares converted from Class B (See Note 1)	(169,601)	(5,462,597)

Net increase (decrease)	(60,917)	$(1,891,878)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	685,374	$20,810,889
Shares issued to shareholders in reinvestment of dividends and distributions	171,425	5,168,573
Shares redeemed	(969,987)	(29,292,503)

Net increase (decrease) in shares outstanding before conversion	(113,188)	(3,313,041)
Shares converted from Class C (See Note 1)	(2,211)	(68,333)

Net increase (decrease)	(115,399)	$(3,381,374)

Year ended October 31, 2015:
Shares sold	1,465,636	$48,157,778
Shares issued to shareholders in reinvestment of dividends and distributions	193,745	6,281,089
Shares redeemed	(677,753)	(22,004,607)

Net increase (decrease)	981,628	$32,434,260

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,449,694	$44,003,896
Shares issued to shareholders in reinvestment of dividends and distributions	618,215	18,792,551
Shares redeemed	(2,005,542)	(61,458,045)

Net increase (decrease) in shares outstanding before conversion	62,367	1,338,402
Shares converted into Class I (See Note 1)	21,762	679,992

Net increase (decrease)	84,129	$2,018,394

Year ended October 31, 2015:
Shares sold	2,044,590	$67,455,455
Shares issued to shareholders in reinvestment of dividends and distributions	868,324	28,250,545
Shares redeemed	(2,204,482)	(72,056,869)

Net increase (decrease)	708,432	$23,649,131

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	8,196	$251,650
Shares issued to shareholders in reinvestment of dividends and distributions	4,274	129,760
Shares redeemed	(5,667)	(173,989)

Net increase (decrease)	6,803	$207,421

Year ended October 31, 2015:
Shares sold	52,955	$1,740,983
Shares issued to shareholders in reinvestment of dividends and distributions	18,411	598,174
Shares redeemed	(193,066)	(6,019,466)

Net increase (decrease)	(121,700)	$(3,680,309)

39

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	247,960	$7,584,514
Shares issued to shareholders in reinvestment of dividends and distributions	98,329	2,978,599
Shares redeemed	(656,132)	(20,155,505)

Net increase (decrease)	(309,843)	$(9,592,392)

Year ended October 31, 2015:
Shares sold	365,316	$11,963,260
Shares issued to shareholders in reinvestment of dividends and distributions	132,039	4,288,883
Shares redeemed	(335,997)	(11,026,500)

Net increase (decrease)	161,358	$5,225,643

Class R3	Shares	Amount
Year ended October 31, 2016:
Shares sold	27,854	$827,177
Shares issued to shareholders in reinvestment of dividends and distributions	6,383	193,371
Shares redeemed	(16,797)	(513,200)

Net increase (decrease)	17,440	$507,348

Year ended October 31, 2015:
Shares sold	68,446	$2,189,467
Shares issued to shareholders in reinvestment of dividends and distributions	7,452	242,026
Shares redeemed	(56,422)	(1,834,263)

Net increase (decrease)	19,476	$597,230

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

40	MainStay Balanced Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Balanced Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Balanced Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

41

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $35,031,793 as long term capital gain distributions.

For the fiscal year ended October 31, 2016, the Fund designated approximately $12,912,955 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 74.8% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay Balanced Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

43

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

44	MainStay Balanced Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

45

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

46	MainStay Balanced Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717230 MS316-16	MSBL11-12/16 (NYLIM) NL231

MainStay Epoch U.S. Small Cap Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.04 0.49%	9.14 10.38%	4.04 4.63%	1.25 1.25%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.35 0.15	8.82 10.06	3.82 4.41	1.51 1.51
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–5.56 –0.58	8.95 9.23	3.64 3.64	2.26 2.26
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.58 –0.59	9.24 9.24	3.64 3.64	2.26 2.26
Class I Shares	No Sales Charge		0.71	10.65	4.96	1.00
Class R1 Shares[4]	No Sales Charge		0.61	10.54	4.85	1.10
Class R2 Shares[4]	No Sales Charge		0.36	10.26	4.59	1.35
Class R3 Shares[5]	No Sales Charge		0.09	9.99	4.33	1.60

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through
February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on July 31, 2012, include the historical performance of Class I shares through July 30, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the newer classes would likely have been different.
5.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class I shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500TM Index[6]	3.98%	12.22%	7.00%
Average Lipper Small-Cap Core Fund[7]	3.01	10.67	5.89

6.

The Russell 2500TM Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Small-Cap Core Fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,025.60	$6.36	$1,018.90	$6.34

Investor Class Shares	$1,000.00	$1,023.90	$7.73	$1,017.50	$7.71

Class B Shares	$1,000.00	$1,020.10	$11.53	$1,013.70	$11.49

Class C Shares	$1,000.00	$1,020.20	$11.53	$1,013.70	$11.49

Class I Shares	$1,000.00	$1,026.90	$5.09	$1,020.10	$5.08

Class R1 Shares	$1,000.00	$1,026.20	$5.60	$1,019.60	$5.58

Class R2 Shares	$1,000.00	$1,024.90	$6.87	$1,018.30	$6.85

Class R3 Shares	$1,000.00	$1,023.70	$8.19	$1,017.00	$8.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.25% for Class A, 1.52% for Investor Class, 2.27% for Class B and Class C, 1.00% for Class I, 1.10% for Class R1, 1.35% for Class R2 and 1.61% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

Banks	10.6%
Machinery	6.1
Software	6.0
Real Estate Investment Trusts	5.3
Health Care Providers & Services	5.2
Multi-Utilities	4.8
Specialty Retail	4.6
Food Products	3.9
IT Services	3.9
Building Products	3.8
Textiles, Apparel & Luxury Goods	3.4
Hotels, Restaurants & Leisure	3.3
Communications Equipment	3.2
Commercial Services & Supplies	3.1
Capital Markets	2.9
Energy Equipment & Services	2.8
Electronic Equipment, Instruments & Components	2.5
Road & Rail	2.4

Aerospace & Defense	2.1%
Insurance	2.1
Diversified Consumer Services	1.9
Life Sciences Tools & Services	1.7
Food & Staples Retailing	1.5
Metals & Mining	1.5
Leisure Products	1.4
Semiconductors & Semiconductor Equipment	1.3
Containers & Packaging	1.1
Diversified Telecommunication Services	1.1
Real Estate Management & Development	1.1
Household Durables	1.0
Chemicals	0.9
Short-Term Investment	2.1
Other Assets, Less Liabilities	1.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Bank of Hawaii Corp.

2.	PTC, Inc.

3.	Woodward, Inc.

4.	BankUnited, Inc.

5.	Hexcel Corp.

6.	Glacier Bancorp, Inc.

7.	Markel Corp.

8.	Texas Capital Bancshares, Inc.

9.	KAR Auction Services, Inc.

10.	CVB Financial Corp.

8	MainStay Epoch U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and Michael J. Caputo of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Small Cap Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Epoch U.S. Small Cap Fund returned 0.49% for Class A shares, 0.15% for Investor Class shares, –0.58% for Class B shares and –0.59% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 0.71%, Class R1 shares returned 0.61%, Class R2 shares returned 0.36% and Class R3 shares1 returned 0.09%. For the 12 months ended October 31, 2016, all share classes underperformed the 3.98% return of the Russell 2500™ Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the 3.01% return of the Average Lipper3 Small-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Although security selection was positive in the consumer staples, industrials and information technology sectors, security selection in other sectors more than offset that advantage. Certain holdings in the energy, financials, health care and materials sectors detracted from the Fund’s performance relative to the Russell 2500™ Index.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

Seven of eleven sectors posted a positive return for the reporting period. Against this backdrop, the Fund’s underweight positions relative to the Russell 2500™ Index in energy and health care added to the Fund’s relative performance, as these sectors declined 11.8% and 6.5%, respectively, in the benchmark during the reporting period. This factor was partially offset by an underweight position in materials, as the sector rose 13.7% in the benchmark during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the top contributors to the Fund’s absolute performance was Universal Display. (Contributions take weightings and total returns into account.) The company owns royalty rights on organic light-emitting diode technology that is still in the early stages of adoption in the handset, tablet, monitor and TV industries. We believed that the company could benefit from years of above-average growth as the market for the technology expanded, and the company’s positioning helped the stock advance. In industrials, John Bean Technologies, a leading provider of technology solutions for the food processing and air transportation industries, was another strong contributor. The company reported strong growth in revenues and cash flow.

Some of the weakest contributions to the Fund’s absolute performance came from medical device manufacturer Integer Holdings, financial advisory firm Waddell & Reed and medical transport company Air Methods. Shares of Integer Holdings declined after the company reported weak second-quarter results and lowered its guidance for full-year 2016 earnings. In financials, Waddell & Reed reported a decline in revenue that resulted from a decrease in assets under management. The company remains under short-term pressure because of certain key staff departures. Upon further review, we opted to close the Fund’s position in both Integer and Waddell & Reed. Shares of Air Methods declined after the company fell short of analyst expectations for second-quarter earnings because adverse weather affected the company’s ability to fly in certain markets during the quarter. Weather effects in the helicopter business are temporary. The company has invested heavily in its aircraft fleet and staffing. We believed that the company’s planned reduction in capital expenditures could result in an increase in free cash flow generation.

Did the Fund make any significant purchases or sales during the reporting period?

Several positions were added to the Fund during the reporting period. Among them were Markel Corporation, KAR Auction Services and Black Hills. Notable sales during the reporting period included Brinker International, Investors Bancorp and Waddell & Reed.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s exposure to the consumer discretionary, consumer staples, energy, information technology and industrials sectors. Over the same period, we reduced exposure to the financials, health care and materials sectors. These moves were the result of stock specific decisions and not top-down predictions for individual sectors. Please note that during the reporting period, several major indices added a real estate sector to more precisely capture real estate investment trusts (REITs). As a result, there appears to be a significant reduction in the Fund’s exposure to financials, but a portion of that decrease resulted from several securities— previously classified as financials—being moved to the real estate sector.

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on the Russell 2500™ Index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund’s most significantly overweight positions relative to the Russell 2500™ Index were in the consumer discretionary and industrial sectors. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the real estate and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Small Cap Fund

Portfolio of Investments October 31, 2016

	Shares	Value

Common Stocks 96.5%†
Aerospace & Defense 2.1%
♦Hexcel Corp.	256,494	$11,667,912

Banks 10.6%
♦Bank of Hawaii Corp.	172,945	12,996,817
♦BankUnited, Inc.	425,897	12,410,639
♦CVB Financial Corp.	641,980	10,772,424
♦Glacier Bancorp, Inc.	410,008	11,586,826
♦Texas Capital Bancshares, Inc. (a)	183,884	10,904,321

		58,671,027

Building Products 3.8%
Armstrong Flooring, Inc. (a)	484,501	7,844,071
Armstrong World Industries, Inc. (a)	224,180	8,406,750
Insteel Industries, Inc.	172,827	4,649,046

		20,899,867

Capital Markets 2.9%
Diamond Hill Investment Group, Inc.	36,202	6,589,126
Morningstar, Inc.	96,450	6,812,263
Pzena Investment Management, Inc. Class A	361,446	2,631,327

		16,032,716

Chemicals 0.9%
Valvoline, Inc. (a)	247,550	5,050,020

Commercial Services & Supplies 3.1%
♦KAR Auction Services, Inc.	255,091	10,861,775
U.S. Ecology, Inc.	152,780	6,454,955

		17,316,730

Communications Equipment 3.2%
Harmonic, Inc. (a)	1,373,380	7,004,238
NetScout Systems, Inc. (a)	388,671	10,669,019

		17,673,257

Containers & Packaging 1.1%
Silgan Holdings, Inc.	116,304	5,925,689

Diversified Consumer Services 1.9%
Service Corporation International	407,840	10,440,704

Diversified Telecommunication Services 1.1%
Lumos Networks Corp. (a)	431,170	6,126,926

Electronic Equipment, Instruments & Components 2.5%
National Instruments Corp.	181,716	5,104,403
Universal Display Corp. (a)	176,116	9,105,197

		14,209,600

	Shares	Value

Energy Equipment & Services 2.8%
Core Laboratories N.V.	52,281	$5,069,688
Dril-Quip, Inc. (a)	84,646	4,020,685
Oil States International, Inc. (a)	213,771	6,252,802

		15,343,175

Food & Staples Retailing 1.5%
United Natural Foods, Inc. (a)	197,929	8,261,556

Food Products 3.9%
B&G Foods, Inc.	176,390	7,478,936
Fresh Del Monte Produce, Inc.	126,320	7,623,412
TreeHouse Foods, Inc. (a)	75,285	6,585,932

		21,688,280

Health Care Providers & Services 5.2%
Air Methods Corp. (a)	319,659	8,454,980
Molina Healthcare, Inc. (a)	171,254	9,317,930
Patterson Cos., Inc.	127,853	5,460,602
U.S. Physical Therapy, Inc.	20,172	1,147,787
WellCare Health Plans, Inc. (a)	40,086	4,550,162

		28,931,461

Hotels, Restaurants & Leisure 3.3%
Cedar Fair, L.P.	163,212	9,278,602
Darden Restaurants, Inc.	140,173	9,081,809

		18,360,411

Household Durables 1.0%
NVR, Inc. (a)	3,601	5,484,323

Insurance 2.1%
♦Markel Corp. (a)	13,125	11,516,269

IT Services 3.9%
CSRA, Inc.	360,979	9,056,963
EVERTEC, Inc.	364,843	5,527,372
WEX, Inc. (a)	65,600	7,156,960

		21,741,295

Leisure Products 1.4%
Brunswick Corp.	175,617	7,639,339

Life Sciences Tools & Services 1.7%
Bio-Rad Laboratories, Inc. Class A (a)	58,774	9,290,994

Machinery 6.1%
John Bean Technologies Corp.	93,051	7,430,122
Manitowoc Foodservice, Inc. (a)	363,635	5,494,525
Mueller Industries, Inc.	276,434	8,373,186
♦Woodward, Inc.	212,439	12,529,652

		33,827,485

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value

Common Stocks (continued)
Metals & Mining 1.5%
Compass Minerals International, Inc.	77,810	$5,590,648
Reliance Steel & Aluminum Co.	41,650	2,864,687

		8,455,335

Multi-Utilities 4.8%
Black Hills Corp.	160,003	9,896,185
NorthWestern Corp.	125,832	7,241,632
Vectren Corp.	187,054	9,410,687

		26,548,504

Real Estate Investment Trusts 5.3%
Blackstone Mortgage Trust, Inc. Class A	236,105	7,130,371
CubeSmart	298,312	7,776,994
GEO Group, Inc. (The)	251,145	6,017,434
Kite Realty Group Trust	293,165	7,308,603
NorthStar Realty Europe Corp.	132,602	1,311,434

		29,544,836

Real Estate Management & Development 1.1%
Jones Lang LaSalle, Inc.	63,625	6,162,081

Road & Rail 2.4%
Genesee & Wyoming, Inc. Class A (a)	104,019	7,067,051
Werner Enterprises, Inc.	258,939	6,227,483

		13,294,534

Semiconductors & Semiconductor Equipment 1.3%
Cypress Semiconductor Corp.	716,335	7,141,860

Software 6.0%
CommVault Systems, Inc. (a)	120,932	6,469,862
MicroStrategy, Inc. Class A (a)	42,166	8,214,358
♦PTC, Inc. (a)	268,890	12,756,142
TiVo Corp. (a)	300,978	5,974,413

		33,414,775

Specialty Retail 4.6%
Advance Auto Parts, Inc.	35,781	5,012,202
Caleres, Inc.	192,856	4,823,329
Hibbett Sports, Inc. (a)	205,795	7,995,136
Sally Beauty Holdings, Inc. (a)	308,537	8,003,450

		25,834,117

Textiles, Apparel & Luxury Goods 3.4%
Oxford Industries, Inc.	89,125	5,589,920
PVH Corp.	58,050	6,210,189
Steven Madden, Ltd. (a)	215,942	7,212,463

		19,012,572

Total Common Stocks (Cost $480,736,869)		535,507,650

	Principal Amount	Value

Short-Term Investment 2.1%
Repurchase Agreement 2.1%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $11,624,380 (Collateralized by a United States Treasury Note with a rate of 0.875% and a maturity date of 4/15/19, with a Principal Amount of $11,875,000 and a Market Value of $11,860,156)	$11,624,371	$11,624,371

Total Short-Term Investment (Cost $11,624,371)		11,624,371

Total Investments (Cost $492,361,240) (b)	98.6%	547,132,021
Other Assets, Less Liabilities	1.4	7,708,544
Net Assets	100.0%	$554,840,565

(a)	Non-income producing security.

(b)	As of October 31, 2016, cost was $491,392,812 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$81,251,694
Gross unrealized depreciation	(25,512,485)

Net unrealized appreciation	$55,739,209

12	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities
Common Stocks (a)	$535,507,650	$—	$—	$535,507,650
Short-Term Investment
Repurchase Agreement	—	11,624,371	—	11,624,371

Total Investments in Securities	$535,507,650	$11,624,371	$—	$547,132,021

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $492,361,240)	$547,132,021
Receivables:
Investment securities sold	9,763,745
Dividends and interest	305,250
Fund shares sold	177,775
Other assets	39,264

Total assets	557,418,055

Liabilities
Payables:
Investment securities purchased	1,444,921
Fund shares redeemed	453,000
Manager (See Note 3)	407,126
Transfer agent (See Note 3)	144,734
NYLIFE Distributors (See Note 3)	73,189
Shareholder communication	23,614
Professional fees	15,146
Custodian	6,960
Trustees	1,608
Accrued expenses	7,192

Total liabilities	2,577,490

Net assets	$554,840,565

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,871
Additional paid-in capital	511,526,482

511,547,353
Undistributed net investment income	2,495,464
Accumulated net realized gain (loss) on investments	(13,973,033)
Net unrealized appreciation (depreciation) on investments	54,770,781

Net assets	$554,840,565

Class A
Net assets applicable to outstanding shares	$114,041,123

Shares of beneficial interest outstanding	4,312,209

Net asset value per share outstanding	$26.45
Maximum sales charge (5.50% of offering price)	1.54

Maximum offering price per share outstanding	$27.99

Investor Class
Net assets applicable to outstanding shares	$79,614,137

Shares of beneficial interest outstanding	3,051,016

Net asset value per share outstanding	$26.09
Maximum sales charge (5.50% of offering price)	1.52

Maximum offering price per share outstanding	$27.61

Class B
Net assets applicable to outstanding shares	$17,669,696

Shares of beneficial interest outstanding	742,428

Net asset value and offering price per share outstanding	$23.80

Class C
Net assets applicable to outstanding shares	$17,921,225

Shares of beneficial interest outstanding	753,218

Net asset value and offering price per share outstanding	$23.79

Class I
Net assets applicable to outstanding shares	$325,315,734

Shares of beneficial interest outstanding	12,001,334

Net asset value and offering price per share outstanding	$27.11

Class R1
Net assets applicable to outstanding shares	$85,207

Shares of beneficial interest outstanding	3,150

Net asset value and offering price per share outstanding	$27.05

Class R2
Net assets applicable to outstanding shares	$112,463

Shares of beneficial interest outstanding	4,264

Net asset value and offering price per share outstanding (a)	$26.37

Class R3
Net assets applicable to outstanding shares	$80,980

Shares of beneficial interest outstanding	3,069

Net asset value and offering price per share outstanding	$26.39

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

14	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$11,661,097
Interest	4,091

Total income	11,665,188

Expenses
Manager (See Note 3)	4,736,312
Distribution/Service—Class A (See Note 3)	290,263
Distribution/Service—Investor Class (See Note 3)	201,312
Distribution/Service—Class B (See Note 3)	192,902
Distribution/Service—Class C (See Note 3)	194,637
Distribution/Service—Class R2 (See Note 3)	226
Distribution/Service—Class R3 (See Note 3)	150
Transfer agent (See Note 3)	856,578
Registration	102,507
Professional fees	86,215
Shareholder communication	62,414
Custodian	15,378
Trustees	14,712
Shareholder service (See Note 3)	201
Miscellaneous	28,818

Total expenses	6,782,625
Reimbursement from custodian (b)	(23,164)

Net expenses	6,759,461

Net investment income (loss)	4,905,727

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	31,407,014
Net change in unrealized appreciation (depreciation) on investments	(33,206,312)

Net realized and unrealized gain (loss) on investments	(1,799,298)

Net increase (decrease) in net assets resulting from operations	$3,106,429

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,313.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,905,727	$1,148,639
Net realized gain (loss) on investments	31,407,014	41,148,262
Net change in unrealized appreciation (depreciation) on investments	(33,206,312)	(31,440,873)

Net increase (decrease) in net assets resulting from operations	3,106,429	10,856,028

Dividends to shareholders:
From net investment income:
Class A	(130,206)	—
Class I	(1,146,106)	(649,900)
Class R1	(216)	(106)
Class R2	(14)	—

Total dividends to shareholders	(1,276,542)	(650,006)

Capital share transactions:
Net proceeds from sale of shares	62,319,104	125,236,701
Net asset value of shares issued to shareholders in reinvestment of dividends	1,255,725	639,072
Cost of shares redeemed	(82,885,559)	(91,045,131)

Increase (decrease) in net assets derived from capital share transactions	(19,310,730)	34,830,642

Net increase (decrease) in net assets	(17,480,843)	45,036,664

Net Assets
Beginning of year	572,321,408	527,284,744

End of year	$554,840,565	$572,321,408

Undistributed net investment income at end of year	$2,495,464	$87,932

16	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of year	$26.35	$25.74	$23.67	$17.38	$16.21

Net investment income (loss) (a)	0.22	0.05	0.05	(0.02)	0.06
Net realized and unrealized gain (loss) on investments	(0.09)	0.56	2.02	6.36	1.11

Total from investment operations	0.13	0.61	2.07	6.34	1.17

Less dividends:
From net investment income	(0.03)	—	—	(0.05)	—

Net asset value at end of year	$26.45	$26.35	$25.74	$23.67	$17.38

Total investment return (b)	0.49%	2.37%	8.75%	36.59%	7.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	0.21%	0.21%	(0.10%)	0.32%
Net expenses	1.25%	1.25%	1.24%	1.30%	1.38%
Portfolio turnover rate	65%	39%	36%	38%	32%
Net assets at end of year (in 000’s)	$114,041	$124,244	$128,443	$129,496	$83,047

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Year ended October 31,
Investor Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$26.05		$25.51	$23.52	$17.29	$16.17

Net investment income (loss) (a)	0.14		(0.01)	(0.02)	(0.08)	(0.00	)‡
Net realized and unrealized gain (loss) on investments	(0.10)		0.55	2.01	6.33	1.12

Total from investment operations	0.04		0.54	1.99	6.25	1.12

Less dividends:
From net investment income	—		—	—	(0.02)	—

Net asset value at end of year	$26.09		$26.05	$25.51	$23.52	$17.29

Total investment return (b)	0.15%		2.12%	8.46%	36.16%	6.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57	%(c)	(0.05%)	(0.07%)	(0.38%)	(0.00	%)(d)
Net expenses	1.52	%(e)	1.51%	1.52%	1.60%	1.68%
Portfolio turnover rate	65%		39%	36%	38%	32%
Net assets at end of year (in 000’s)	$79,614		$84,482	$87,739	$85,662	$67,818

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.
(d)	Less than one-hundredth of a percent.
(e)	Without the custody fee reimbursement, net expenses would have been 1.53%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2016		2015	2014	2013	2012
Net asset value at beginning of year	$23.94		$23.62	$21.94	$16.25	$15.32

Net investment income (loss) (a)	(0.03)		(0.19)	(0.18)	(0.21)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.11)		0.51	1.86	5.92	1.05

Total from investment operations	(0.14)		0.32	1.68	5.71	0.93

Less dividends:
From net investment income	—		—	—	(0.02)	—

Net asset value at end of year	$23.80		$23.94	$23.62	$21.94	$16.25

Total investment return (b)	(0.58%)		1.35%	7.66%	35.15%	6.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15	%)(c)	(0.79%)	(0.80%)	(1.11%)	(0.73%)
Net expenses	2.27	% (d)	2.26%	2.27%	2.35%	2.43%
Portfolio turnover rate	65%		39%	36%	38%	32%
Net assets at end of year (in 000’s)	$17,670		$21,976	$26,054	$30,879	$29,832

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.16%).
(d)	Without the custody fee reimbursement, net expenses would have been 2.28%.

	Year ended October 31,
Class C	2016		2015	2014	2013	2012
Net asset value at beginning of year	$23.93		$23.61	$21.93	$16.24	$15.31

Net investment income (loss) (a)	(0.04)		(0.19)	(0.19)	(0.22)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.10)		0.51	1.87	5.93	1.05

Total from investment operations	(0.14)		0.32	1.68	5.71	0.93

Less dividends:
From net investment income	—		—	—	(0.02)	—

Net asset value at end of year	$23.79		$23.93	$23.61	$21.93	$16.24

Total investment return (b)	(0.59%)		1.36%	7.66%	35.18%	6.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16	%)(c)	(0.80%)	(0.82%)	(1.13%)	(0.74%)
Net expenses	2.27	% (d)	2.26%	2.27%	2.35%	2.43%
Portfolio turnover rate	65%		39%	36%	38%	32%
Net assets at end of year (in 000’s)	$17,921		$21,433	$21,326	$21,323	$16,036

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.17%).
(d)	Without the custody fee reimbursement, net expenses would have been 2.28%.

18	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of year	$27.02	$26.39	$24.20	$17.76	$16.53

Net investment income (loss) (a)	0.29	0.12	0.12	0.03	0.10
Net realized and unrealized gain (loss) on investments	(0.10)	0.57	2.07	6.51	1.13

Total from investment operations	0.19	0.69	2.19	6.54	1.23

Less dividends:
From net investment income	(0.10)	(0.06)	—	(0.10)	—

Net asset value at end of year	$27.11	$27.02	$26.39	$24.20	$17.76

Total investment return (b)	0.71%	2.63%	9.05%	36.99%	7.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%	0.44%	0.47%	0.15%	0.57%
Net expenses	1.00%	1.00%	0.99%	1.04%	1.13%
Portfolio turnover rate	65%	39%	36%	38%	32%
Net assets at end of year (in 000’s)	$325,316	$320,016	$263,613	$314,781	$167,135

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Year ended October 31,				July 31, 2012** through October 31,
Class R1	2016	2015	2014	2013	2012
Net asset value at beginning of period	$26.96	$26.34	$24.18	$17.76	$17.05

Net investment income (loss) (a)	0.26	0.10	0.09	0.01	(0.00	)‡
Net realized and unrealized gain (loss) on investments	(0.10)	0.56	2.07	6.50	0.71

Total from investment operations	0.16	0.66	2.16	6.51	0.71

Less dividends:
From net investment income	(0.07)	(0.04)	—	(0.09)	—

Net asset value at end of period	$27.05	$26.96	$26.34	$24.18	$17.76

Total investment return (b)	0.61%	2.50%	8.93%	36.82%	4.16	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	0.35%	0.34%	0.04%	(0.03	%)††
Net expenses	1.10%	1.10%	1.09%	1.14%	1.26	% ††
Portfolio turnover rate	65%	39%	36%	38%	32%
Net assets at end of period (in 000’s)	$85	$81	$71	$55	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,					July 31, 2012** through October 31,
Class R2	2016		2015	2014	2013	2012
Net asset value at beginning of period	$26.28		$25.70	$23.65	$17.37	$16.69

Net investment income (loss) (a)	0.19		0.01	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.10)		0.57	2.02	6.37	0.69

Total from investment operations	0.09		0.58	2.05	6.33	0.68

Less dividends:
From net investment income	(0.00	)‡	—	—	(0.05)	—

Net asset value at end of period	$26.37		$26.28	$25.70	$23.65	$17.37

Total investment return (b)	0.34	%(d)	2.26%	8.67%	36.50%	4.07	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%		0.03%	0.12%	(0.18%)	(0.27	%)††
Net expenses	1.35%		1.35%	1.34%	1.40%	1.51	% ††
Portfolio turnover rate	65%		39%	36%	38%	32%
Net assets at end of period (in 000’s)	$112		$90	$39	$36	$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$23.88

Net investment income (loss) (a)	(0.01)
Net realized and unrealized gain (loss) on investments	2.52

Total from investment operations	2.51

Net asset value at end of period	$26.39

Total investment return (b)(c)(d)	10.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.07	%)(e)
Net expenses††	1.60	% (f)
Portfolio turnover rate	65%
Net assets at end of period (in 000’s)	$81

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Without the custody fee reimbursement, net investment income (loss) would have been (0.08%).
(f)	Without the custody fee reimbursement, net expenses would have been 1.61%.

20	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Small Cap Fund (the “Fund”) formerly, MainStay U.S. Small Cap Fund, a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay U.S. Small Cap Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

21

Notes to Financial Statements (continued)

independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation

22	MainStay Epoch U.S. Small Cap Fund

methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that

23

Notes to Financial Statements (continued)

may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. During the year ended October 31, 2016, the effective management fee rate was 0.85%.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $4,736,312.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2016, shareholder service fees incurred by the Fund were as follows:

Class R1	$81
Class R2	90
Class R3	30

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $13,455 and $16,970, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $983, $72, $39,393 and $1,436, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year

24	MainStay Epoch U.S. Small Cap Fund

ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$109,689
Investor Class	298,754
Class B	71,696
Class C	72,291
Class I	303,958
Class R1	77
Class R2	85
Class R3	28

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$66,742,199	20.5%
Class R1	40,029	47.0
Class R2	39,606	35.2
Class R3	27,628	34.1

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,132,180	$(14,578,177)	$—	$55,739,209	$43,293,212

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships, Real Estate Investment Trusts (REITs) and return of capital distributions received.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,221,653)	$1,221,653	$—

The reclassifications for the Fund are primarily due to return of capital distributions received, and capital gain distributions from REITs.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $14,578,177 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$14,578	$—

The Fund utilized $32,099,789 of capital loss carryforwards during the year ended October 31, 2016.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$1,276,542	$650,006

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any

25

Notes to Financial Statements (continued)

revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $352,528 and $365,506, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	279,745	$7,157,639
Shares issued to shareholders in reinvestment of dividends and distributions	5,028	126,211
Shares redeemed	(786,273)	(20,220,728)

Net increase (decrease) in shares outstanding before conversion	(501,500)	(12,936,878)
Shares converted into Class A (See Note 1)	133,507	3,498,540
Shares converted from Class A (See Note 1)	(34,178)	(884,086)

Net increase (decrease)	(402,171)	$(10,322,424)

Year ended October 31, 2015:
Shares sold	487,461	$12,965,137
Shares redeemed	(843,004)	(22,366,257)

Net increase (decrease) in shares outstanding before conversion	(355,543)	(9,401,120)
Shares converted into Class A (See Note 1)	160,342	4,361,257
Shares converted from Class A (See Note 1)	(79,729)	(2,056,732)

Net increase (decrease)	(274,930)	$(7,096,595)

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	149,134	$3,768,919
Shares redeemed	(354,177)	(8,988,906)

Net increase (decrease) in shares outstanding before conversion	(205,043)	(5,219,987)
Shares converted into Investor Class (See Note 1)	132,959	3,414,744
Shares converted from Investor Class (See Note 1)	(120,346)	(3,119,941)

Net increase (decrease)	(192,430)	$(4,925,184)

Year ended October 31, 2015:
Shares sold	191,616	$5,038,821
Shares redeemed	(431,638)	(11,361,035)

Net increase (decrease) in shares outstanding before conversion	(240,022)	(6,322,214)
Shares converted into Investor Class (See Note 1)	184,058	4,776,268
Shares converted from Investor Class (See Note 1)	(139,886)	(3,785,399)

Net increase (decrease)	(195,850)	$(5,331,345)

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	91,777	$2,112,928
Shares redeemed	(143,865)	(3,320,576)

Net increase (decrease) in shares outstanding before conversion	(52,088)	(1,207,648)
Shares converted from Class B (See Note 1)	(123,589)	(2,909,257)

Net increase (decrease)	(175,677)	$(4,116,905)

Year ended October 31, 2015:
Shares sold	115,634	$2,812,732
Shares redeemed	(164,673)	(3,983,642)

Net increase (decrease) in shares outstanding before conversion	(49,039)	(1,170,910)
Shares converted from Class B (See Note 1)	(136,057)	(3,295,394)

Net increase (decrease)	(185,096)	$(4,466,304)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	63,213	$1,473,661
Shares redeemed	(205,662)	(4,828,497)

Net increase (decrease)	(142,449)	$(3,354,836)

Year ended October 31, 2015:
Shares sold	123,986	$3,012,024
Shares redeemed	(131,502)	(3,185,103)

Net increase (decrease)	(7,516)	$(173,079)

26	MainStay Epoch U.S. Small Cap Fund

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,845,403	$47,694,110
Shares issued to shareholders in reinvestment of dividends and distributions	43,992	1,129,284
Shares redeemed	(1,733,724)	(45,521,411)

Net increase (decrease)	155,671	$3,301,983

Year ended October 31, 2015:
Shares sold	3,705,330	$101,342,524
Shares issued to shareholders in reinvestment of dividends and distributions	23,816	638,966
Shares redeemed	(1,874,502)	(50,144,112)

Net increase (decrease)	1,854,644	$51,837,378

Class R1	Shares	Amount
Year ended October 31, 2016:
Shares sold	167	$4,377
Shares issued to shareholders in reinvestment of dividends and distributions	9	216
Shares redeemed	(31)	(798)

Net increase (decrease)	145	$3,795

Year ended October 31, 2015:
Shares sold	296	$8,180
Shares issued to shareholders in reinvestment of dividends and distributions	4	106
Shares redeemed	(5)	(147)

Net increase (decrease)	295	$8,139

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,021	$26,998
Shares issued to shareholders in reinvestment of dividends and distributions	1	14
Shares redeemed	(187)	(4,643)

Net increase (decrease)	835	$22,369

Year ended October 31, 2015:
Shares sold	2,113	$57,283
Shares redeemed	(186)	(4,835)

Net increase (decrease)	1,927	$52,448

Class R3	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	3,069	$80,472

Net increase (decrease)	3,069	$80,472

(a)	Inception date was February 29, 2016.

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. Small Cap Fund (formerly, MainStay U.S. Small Cap Fund) (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. Small Cap Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

28	MainStay Epoch U.S. Small Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2016 the Fund designated approximately $1,276,542 under the Internal Revenue Code as Qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 100% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay Epoch U.S. Small Cap Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

31

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

32	MainStay Epoch U.S. Small Cap Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716820 MS316-16	MSEUSC11-12/16 (NYLIM) NL227

MainStay New York Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Since Inception (5/14/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.18 5.95%	3.92 5.00%	0.87 0.87%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.25 6.02	3.84 4.91	0.93 0.93
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.65 5.65	4.64 4.64	1.18 1.18
Class I Shares	No Sales Charge		6.22	5.29	0.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
Bloomberg Barclays New York Municipal Bond Index[3]	3.83%	3.41%
Average Lipper New York Municipal Debt Fund[4]	4.65	3.30

3.	The Bloomberg Barclays New York Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper New York Municipal Debt Fund is representative of funds that, by portfolio practice, limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,009.70	$3.79	$1,021.40	$3.81

Investor Class Shares	$1,000.00	$1,010.50	$3.99	$1,021.20	$4.01

Class C Shares	$1,000.00	$1,009.20	$5.25	$1,019.90	$5.28

Class I Shares	$1,000.00	$1,012.00	$2.53	$1,022.60	$2.54

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Class A, 0.79% for Investor Class, 1.04% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

General	21.5%
Development	14.7
General Obligation	10.1
Higher Education	8.6
Transportation	7.4
Medical	7.1
Tobacco Settlement	6.2
Airport	5.1
Water	4.2
Utilities	2.2

Education	2.0%
Facilities	1.9
Nursing Homes	1.2
Closed-End Fund	0.6
Housing	0.6
Multi Family Housing	0.3
School District	0.3
Power	0.2
Other Assets, Less Liabilities	5.8

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2016 (Unaudited)

1.	Territory of Guam, Revenue Bonds, 5.00%–6.50%, due 12/1/24–11/1/40

2.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/40–11/15/51

3.	County of Nassau NY, General Obligation, 4.00%–5.00%, due 4/1/27–4/1/39

4.	New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds, 4.00%–5.00%, due 7/1/35–7/1/46

5.	New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds, 4.00%–5.25%, due 1/1/38–1/1/56
6.	Hudson Yards Infrastructure Corp., Revenue Bonds, 4.50%–5.75%, due 2/15/47

7.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 4.00%–5.00%, due 5/1/32–2/1/42

8.	Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds, 4.00%–5.00%, due 7/1/41–7/1/46

9.	Metropolitan Transportation Authority, Revenue Bonds, 5.00%, due 11/15/34–11/15/42

10.	New York State Dormitory Authority, New York University, Revenue Bonds, 4.00%–5.25%, due 7/1/43–7/1/48

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned 5.95% for Class A shares, 6.02% for Investor Class shares and 5.65% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 6.22%. For the 12 months ended October 31, 2016, all share classes outperformed the 3.83% return of the Bloomberg Barclays New York Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 4.65% return of the Average Lipper2 New York Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund emphasized longer-maturity bonds and medium- to lower-quality credits during the reporting period. This positioning contributed positively to the Fund’s performance relative to the Bloomberg Barclays New York Municipal Bond Index as the municipal yield curve3 flattened and credit spreads4 narrowed. (Contributions take weightings and total returns into account.) The Fund’s overweight exposure to tobacco bonds also produced significant outperformance relative to the Index. Security selection among insured Puerto Rico bonds and credits issued by the Territory of Guam also helped performance relative to the Bloomberg Barclays New York Municipal Bond Index. The Fund’s exposure to credits issued by the U.S. Virgin Islands and an underweight exposure to several high-quality sectors, including housing and water/sewer, detracted slightly from the Fund’s relative performance.

What was the Fund’s duration5 strategy during the reporting period?

Overall, our strategy was to keep the Fund’s duration in a neutral range relative to the duration of the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade New York bonds, the Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in non-investment-grade municipal bonds. Since the Fund’s investable universe is broader than the Index, these bonds may differ from those included in the Bloomberg Barclays New York Municipal Bond Index. As a result, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst6 was 6.0 years. This duration positioning contributed positively to performance as the yield curve flattened and longer-maturing bonds, which the Fund emphasized, outperformed shorter-maturing bonds.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We believed that the Federal Reserve’s desire to raise the federal funds target rate would combine with strong industry cash flows and strong demand for longer-term municipal bonds to produce changes in the shape of the yield curve and alter credit spreads. We expected a flatter yield curve and continued spread tightening, and these factors were significant drivers of Fund positioning during the reporting period. The Fund also emphasized purchasing credits that we believed would benefit from continued low oil and gas prices, such as tobacco bonds and transportation sector credits. In the primary and secondary markets, we found attractive opportunities to invest in bonds with maturities longer than 15 years. Insured and uninsured Puerto Rico securities performed well during the reporting period, as the passage of a debt-restructuring law (PROMESA) and establishment of a federal oversight board was viewed constructively by investors who bid prices higher. The Fund maintained its Puerto Rico exposure, which heavily emphasized bonds insured by monoline insurance companies. The Fund also maintained elevated liquidity to be well-positioned to seek to take advantage of opportunities during bouts of volatility in the market, as uncertainty over the outcome of the presidential election left many investors trying to discern the market impact of each candidate’s agenda.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The Fund was positioned with a longer maturity and a lower rating profile than the Bloomberg Barclays New York Municipal Bond Index, which consists entirely of investment-grade bonds.

1.	See footnote on page 6 for more information on the Bloomberg Barclays New York Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

(The Fund may opportunistically invest up to 20% of its net assets in non-investment-grade municipal bonds.) Overall, this positioning performed well for the Fund during the reporting period as credit spreads for lower investment-grade and below-investment-grade bonds narrowed and the yield curve flattened, resulting in stronger performance than the Bloomberg Barclays New York Municipal Bond Index. In particular, the Fund’s overweight exposure to tobacco and education bonds, combined with security selection in Puerto Rico and Guam-backed bonds, proved advantageous. All sectors provided positive returns, and other strong relative results were posted by industrial developed revenue/pollution control revenue (“IDR/PCR”) and health care bonds. Slightly detracting from performance relative to the Bloomberg Barclays New York Municipal Bond Index were the Fund’s U.S. Virgin Islands holdings and its underweight exposures to the housing and water/sewer sectors.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings did not materially change from the prior reporting period. We continued to emphasize a well-diversified portfolio including exposure to infrequent municipal issuers, and we maintained a bias toward individual security selection (as opposed to top-down portfolio construction). We believe that individual security selection as opposed to a top-down approach to constructing portfolios offers the potential for enhanced performance of those credits over time. Sectors that we continued to favor included special tax, education, transportation, health care and tobacco. During the reporting period, the Fund modestly increased its exposure to transportation, local general obligation and tobacco bonds. In contrast, the Fund slightly decreased its exposure to IDR/PCR, education and health care bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held an overweight position relative to the Bloomberg Barclays New York Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund also held an overweight position relative to the Index in credits rated BBB.7 As of October 31, 2016, the Fund held approximately 14.9% of its net assets in below-investment-grade municipal credits. As of the same date, the Fund held underweight positions relative to the Bloomberg Barclays New York Municipal Bond Index in securities rated AAA8 and in bonds with maturities of less than 10 years.

7.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Municipal Bonds 93.6%†
Airport 5.1%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C 6.00%, due 10/1/23 (a)	$500,000	$536,935
Series C, Insured: AGM 6.00%, due 10/1/34 (a)	1,000,000	1,181,990
New York Transportation Development Corp., American Airlines, Inc.—John Kennedy Airport Project, Revenue Bonds 5.00%, due 8/1/26 (a)	2,000,000	2,190,060
♦New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A, Insured: AGM 4.00%, due 7/1/35 (a)	3,000,000	3,128,700
Series A 5.00%, due 7/1/46 (a)	2,000,000	2,187,020
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds
Series A 5.00%, due 4/1/24 (a)	590,000	698,153
Series A 5.00%, due 4/1/27 (a)	700,000	808,822
Series A 5.00%, due 4/1/29 (a)	325,000	371,355

		11,103,035

Development 14.7%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds
6.00%, due 7/15/30	790,000	912,489
6.25%, due 7/15/40	1,560,000	1,814,124
6.375%, due 7/15/43	500,000	583,415
Brooklyn Arena Local Development Corp., Brooklyn Events Center LLC, Revenue Bonds
Series A 5.00%, due 7/15/42	2,000,000	2,296,220
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	975,222
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,000,000	1,126,890

	Principal Amount	Value
Development (continued)
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	$1,000,000	$1,129,650
5.00%, due 8/1/42	1,000,000	1,122,260
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,162,040
Dutchess County Local Development Corp., Revenue Bonds Series A 5.00%, due 7/1/34	500,000	577,455
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	513,960
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,646,595
New York City, Trust for Cultural Resource, Alvin Ailey Dance Foundation, Revenue Bonds
Series A 4.00%, due 7/1/41	1,500,000	1,601,625
Series A 4.00%, due 7/1/46	1,515,000	1,613,733
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	1,050,000	1,182,919
Class 3 6.375%, due 7/15/49	545,000	609,463
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.25%, due 10/1/35	500,000	633,925
♦New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,165,476
Class 3 5.00%, due 3/15/44	500,000	556,340
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,738,485
5.75%, due 11/15/51	1,500,000	1,761,255
Class 3 7.25%, due 11/15/44 (b)	500,000	648,045
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	950,000	1,082,534
Insured: AGM 6.00%, due 12/1/42	730,000	847,048

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Development (continued)
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds
Series A 5.00%, due 1/1/32 (a)	$2,750,000	$3,149,850
Series A 5.00%, due 1/1/36 (a)	500,000	563,370
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	1,000,000	1,154,990

		32,169,378

Education 2.0%
Build NYC Resource Corp., Revenue Bonds 5.00%, due 7/1/45	1,120,000	1,281,515
Build NYC Resource Corp., The Chapin School, Ltd. Project, Revenue Bonds 4.00%, due 11/1/26	2,000,000	2,371,500
New York State Dormitory Authority, Revenue Bonds Insured: AMBAC 4.625%, due 7/1/36	200,000	200,236
Riverhead Industrial Development Agency, Riverhead IDA Economic Job Development Corp., Revenue Bonds 7.00%, due 8/1/43	575,000	509,554

		4,362,805

Facilities 1.9%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,217,380
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	200,000	225,680
Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	1,000,000	1,170,690
Series A 7.00%, due 11/15/39	500,000	589,075

		4,202,825

General 21.5%
Build NYC Resource Corp., Bronx Charter School For Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	750,000	807,847
♦Hudson Yards Infrastructure Corp., Revenue Bonds
Series A, Insured: NATL-RE 4.50%, due 2/15/47	615,000	621,642

	Principal Amount	Value
General (continued)
♦Hudson Yards Infrastructure Corp., Revenue Bonds (continued)
Series A 5.25%, due 2/15/47	$1,400,000	$1,600,648
Series A 5.75%, due 2/15/47	2,025,000	2,367,812
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/31	465,000	467,372
Insured: AMBAC 5.00%, due 1/1/36	1,780,000	1,792,229
Insured: AMBAC 5.00%, due 1/1/39	560,000	563,847
Insured: AGC 6.375%, due 1/1/39	500,000	553,230
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,138,630
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
(zero coupon), due 3/1/40	380,000	161,660
Insured: AGC (zero coupon), due 3/1/44	500,000	181,225
Insured: AGC (zero coupon), due 3/1/45	200,000	69,658
Insured: AGC (zero coupon), due 3/1/46	3,250,000	1,087,515
Insured: AGC (zero coupon), due 3/1/47	1,115,000	358,383
New York City NY, Housing Development Corp., Revenue Bonds Series A 5.00%, due 7/1/23	1,400,000	1,703,310
New York City Transitional Finance Authority, Building Aid Revenue, Revenue Bonds Series S 6.00%, due 7/15/38	500,000	542,490
♦New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Subseries E-1 4.00%, due 2/1/42	2,000,000	2,152,060
Subseries A-1 5.00%, due 5/1/32	2,000,000	2,420,480
New York City Trust for Cultural Resources, American Museum of National History, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,153,040

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
New York City Trust For Cultural Resources, The Museum of Modern Art, Revenue Bonds 4.00%, due 4/1/30	$1,000,000	$1,154,750
New York Convention Center Development Corp., CABS Subordinated Lien, Revenue Bonds Series B (zero coupon), due 11/15/49	7,000,000	1,875,090
New York Convention Center Development Corp., Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,755,375
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	500,000	500,185
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,000,000	1,002,940
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/17	1,010,000	1,031,654
Series C, Insured: AMBAC 5.50%, due 7/1/18	1,080,000	1,132,985
Series C, Insured: AMBAC 5.50%, due 7/1/23	100,000	105,922
Series C, Insured: AMBAC 5.50%, due 7/1/24	650,000	690,801
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	85,000	91,267
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 8/1/47	9,750,000	1,648,237
Series A, Insured: AMBAC (zero coupon), due 8/1/54	10,000,000	1,103,400
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,219,230
♦ Territory of Guam, Revenue Bonds
Series A 5.00%, due 12/1/32	1,000,000	1,170,040
Series D 5.00%, due 11/15/35	1,500,000	1,700,385
Series A 5.375%, due 12/1/24	1,125,000	1,273,635
Series A 5.75%, due 12/1/34	500,000	571,735

	Principal Amount	Value
General (continued)
Territory of Guam, Revenue Bonds (continued)
Series A 6.50%, due 11/1/40	$2,000,000	$2,403,320
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/32 (b)	1,000,000	977,640
Insured: AGM 5.00%, due 10/1/32	1,200,000	1,318,956
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Subseries A 6.00%, due 10/1/39	505,000	513,893
Series A 6.75%, due 10/1/37	1,400,000	1,437,310
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/30	1,000,000	979,450
Series A, Insured: AGM 5.00%, due 10/1/32	1,415,000	1,555,269

		46,956,547

General Obligation 10.1%
Buffalo NY, Limited General Obligation
Series A 5.00%, due 4/1/27	500,000	622,460
Series A 5.00%, due 4/1/28	400,000	493,444
City of Newburgh NY, Limited General Obligation Series A 5.50%, due 6/15/31	500,000	543,040
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/35	250,000	268,900
Insured: AGM 5.25%, due 7/1/20	375,000	404,411
Series A, Insured: AGM 5.25%, due 7/1/24	110,000	119,589
Series A, Insured: AGM 5.375%, due 7/1/25	140,000	152,957
Series A, Insured: NATL-RE 5.50%, due 7/1/19	820,000	879,425
Series A, Insured: AGC 5.50%, due 7/1/29	225,000	264,874
♦ County of Nassau NY, General Obligation
Series A 4.00%, due 4/1/27	1,000,000	1,087,340
Insured: BAM 5.00%, due 4/1/39	4,000,000	4,669,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
County of Rockland NY, Limited General Obligation
Insured: BAM 5.00%, due 6/1/24	$500,000	$602,415
Insured: BAM 5.00%, due 6/1/25	560,000	680,484
Insured: BAM 5.00%, due 6/1/26	550,000	675,202
Glens Falls NY, Limited General Obligation
Insured: AGM 4.00%, due 1/15/31	500,000	557,400
Insured: AGM 4.00%, due 1/15/32	315,000	347,899
Insured: AGM 4.00%, due 1/15/33	250,000	275,040
Niagara Falls NY, Limited General Obligation
Insured: BAM 3.00%, due 5/15/31	1,000,000	1,003,930
Insured: BAM 3.00%, due 5/15/32	325,000	323,892
Insured: BAM 3.00%, due 5/15/36	450,000	435,847
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,440,292
State of New York, General Obligation Series B, Insured: AMBAC 0.617%, due 3/14/31 (c)	1,750,000	1,684,375
Suffolk County Industrial Development Agency, Westhampton Free Association Library, Revenue Bonds Insured: AMBAC 5.00%, due 6/15/17	315,000	322,362
Syracuse Airport Terminal Security Access Improvement, Revenue Bonds Series A 4.00%, due 11/1/16 (a)	1,075,000	1,075,000
Town of Oyster Bay NY, Limited General Obligation Insured: AGM 4.00%, due 8/1/30	365,000	391,108
Town of Oyster Bay NY, Public Improvement Project, General Obligation Series A, Insured: BAM 5.00%, due 1/15/28	500,000	582,490
Town of Oyster Bay NY, Unlimited General Obligation Series C 4.00%, due 6/1/18	2,000,000	2,015,880

		21,919,856

	Principal Amount	Value

Higher Education 8.6%
County of Cattaraugus NY, St. Bonaventure University, Revenue Bonds 5.00%, due 5/1/44	$1,200,000	$1,299,516
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	365,000	316,105
Series A-1 5.00%, due 8/1/46	1,250,000	1,158,875
Dutchess County Local Development Corp., Culinary Institute of America Project, Revenue Bonds
Series A-1 5.00%, due 7/1/31	375,000	444,083
Series A-1 5.00%, due 7/1/33	400,000	468,880
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds Series A 5.00%, due 7/1/39	1,000,000	1,129,020
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,153,280
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	381,341
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds Insured: ACA 5.25%, due 11/1/37	440,000	458,748
New York City of Albany Capital Resource Corp., Albany College of Pharmacy Project, Revenue Bonds Series A 5.00%, due 12/1/33	150,000	174,428
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,696,020
New York State Dormitory Authority, Fordham University, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,178,660
♦New York State Dormitory Authority, New York University, Revenue Bonds
Series A 4.00%, due 7/1/43	3,000,000	3,252,660

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Higher Education (continued)
♦New York State Dormitory Authority, New York University, Revenue Bonds (continued)
Series A 5.25%, due 7/1/48	$755,000	$810,047
New York State Dormitory Authority, The New School, Revenue Bonds
Series A 5.00%, due 7/1/35	210,000	243,923
6.00%, due 7/1/50	1,500,000	1,767,255
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,103,470
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds 5.375%, due 9/1/41	500,000	582,210
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,178,150

		18,796,671

Housing 0.6%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds
Series A 5.00%, due 5/1/29	600,000	722,964
Series A 5.00%, due 5/1/30	350,000	420,308
Series A 5.00%, due 5/1/31	200,000	239,244

		1,382,516

Medical 7.1%
Albany Industrial Development Agency, St. Peter’s Hospital Project, Revenue Bonds Series A 5.25%, due 11/15/32	1,400,000	1,465,814
♦Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series B 4.00%, due 7/1/41	2,000,000	2,109,060
Series B 5.00%, due 7/1/46	2,000,000	2,298,100
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds
Series A 5.00%, due 12/1/32	540,000	610,691

	Principal Amount	Value

Medical (continued)
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds (continued)
Series A 5.00%, due 12/1/42	$1,000,000	$1,111,310
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, Revenue Bonds 5.00%, due 7/1/34	250,000	281,365
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	666,540
Series B 5.00%, due 7/1/32	390,000	433,251
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	965,000	1,015,460
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,696,935
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds
4.50%, due 7/1/32	965,000	1,136,635
5.00%, due 7/1/42	500,000	602,570
Suffolk County Economic Development Corp., Catholic Health Services of Long Island, Revenue Bonds Series C 5.00%, due 7/1/33	250,000	282,455
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 5.00%, due 11/1/46	1,500,000	1,687,830

		15,398,016

Multi Family Housing 0.3%
Housing Development Corp., Revenue Bonds Series G-1 3.85%, due 11/1/45	615,000	637,300

Nursing Homes 1.2%
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	1,625,000	1,774,354

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Nursing Homes (continued)
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds Series A 5.00%, due 7/1/44	$750,000	$826,365

		2,600,719

Power 0.2%
Long Island Power Authority, Electric System, Revenue Bonds Series B 5.00%, due 9/1/46	245,000	284,185
Puerto Rico Electric Power Authority, Revenue Bonds Series TT, Insured: NATL-RE 5.00%, due 7/1/23	115,000	116,359

		400,544

School District 0.3%
Genesee Valley Central School District at Angelica Belmont, General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	716,278

Tobacco Settlement 6.2%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	806,235
Children’s Trust Fund, Asset-Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	2,500,000	218,900
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds Series A-3 5.125%, due 6/1/46	4,015,000	3,879,654
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A 5.00%, due 6/1/42	1,000,000	977,090
Series A 5.00%, due 6/1/45	145,000	142,097
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	1,600,000	448,688
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	567,810
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50	13,000,000	1,200,940

	Principal Amount	Value
Tobacco Settlement (continued)
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	$850,000	$941,630
Series B 5.375%, due 6/1/28	745,000	770,643
Series B 6.00%, due 6/1/48	1,000,000	1,011,820
Series C 6.625%, due 6/1/44	1,000,000	1,060,390
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	280,000	279,143
Series 1 5.125%, due 6/1/42	980,000	951,414
Westchester Tobacco Asset Securitization, Revenue Bonds 5.125%, due 6/1/38	210,000	211,050

		13,467,504

Transportation 7.4%
♦Metropolitan Transportation Authority, Revenue Bonds
Series F 5.00%, due 11/15/34	1,000,000	1,186,890
Series C-1 5.00%, due 11/15/35	750,000	886,867
Series A1 5.00%, due 11/15/36	1,000,000	1,173,890
Series E 5.00%, due 11/15/42	890,000	1,029,650
♦New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series A 4.00%, due 1/1/38	1,500,000	1,634,460
Series A 5.25%, due 1/1/56	2,500,000	2,965,150
Port Authority of New York & New Jersey, Revenue Bonds
Consolidated—Series 190 5.00%, due 5/1/32	595,000	670,601
Series 178 5.00%, due 12/1/38 (a)	1,500,000	1,706,535
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Insured: AGC 5.00%, due 7/1/23	270,000	272,897
Series N, Insured: NATL-RE 5.25%, due 7/1/32	1,010,000	1,106,263
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,183,390

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Transportation (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds Series B 5.00%, due 11/15/45	$2,000,000	$2,359,700

		16,176,293

Utilities 2.2%
Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,210,000	1,369,442
Long Island Power Authority, Revenue Bonds
Series A 5.00%, due 9/1/44	2,000,000	2,305,960
Series B 5.00%, due 9/1/45	1,000,000	1,149,960

		4,825,362

Water 4.2%
Great Neck North, Water Authority, Revenue Bonds
Series A 4.00%, due 1/1/32	250,000	286,272
Series A 4.00%, due 1/1/33	425,000	484,398
Series A 4.00%, due 1/1/34	250,000	284,053
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	1,000,000	1,138,790
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	750,000	845,955
New York City Water & Sewer System, Revenue Bonds
Series AA-3 0.73%, due 6/15/32 (c)	900,000	900,000
Series DD 5.00%, due 6/15/34	1,000,000	1,188,600
Saratoga County Water Authority, Revenue Bonds
4.00%, due 9/1/48	2,825,000	3,099,251
5.00%, due 9/1/38	810,000	871,293

		9,098,612

Total Municipal Bonds (Cost $197,950,180)		204,214,261

	Shares	Value

Closed-End Fund 0.6%
New York 0.6%
Nuveen New York AMT-Free Municipal Income Fund	100,000	$1,336,000

Total Closed-End Fund (Cost $1,368,040)		1,336,000

Total Investments (Cost $199,318,220) (d)	94.2%	205,550,261
Other Assets, Less Liabilities	5.8	12,689,138
Net Assets	100.0%	$218,239,399

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2016.

(d)	As of October 31, 2016, cost was $199,319,906 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$8,275,707
Gross unrealized depreciation	(2,045,352)

Net unrealized appreciation	$6,230,355

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(160)	December 2016	$(20,740,000)	$212,497

			$(20,740,000)	$212,497

1.	As of October 31, 2016 cash in the amount of $216,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they they were opened and the value as of October 31, 2016.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$204,214,261	$—	$204,214,261
Closed-End Fund	1,336,000	—	—	1,336,000

Total Investments in Securities	1,336,000	204,214,261	—	205,550,261

Other Financial Instruments
Futures Contracts (b)	212,497	—	—	212,497

Total Investments in Securities and Other Financial Instruments	$1,548,497	$204,214,261	$—	$205,762,758

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $199,318,220)	$205,550,261
Cash	9,657,835
Cash collateral on deposit at broker	216,000
Receivables:
Dividends and interest	2,811,091
Investment securities sold	805,008
Fund shares sold	484,020
Other assets	3,143

Total assets	219,527,358

Liabilities
Payables:
Investment securities purchased	789,128
Fund shares redeemed	167,870
Manager (See Note 3)	68,625
NYLIFE Distributors (See Note 3)	43,736
Variation margin on futures contracts	12,500
Professional fees	10,836
Transfer agent (See Note 3)	10,062
Custodian	8,727
Shareholder communication	8,655
Trustees	576
Accrued expenses	4,054
Dividend payable	163,190

Total liabilities	1,287,959

Net assets	$218,239,399

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,619
Additional paid-in capital	214,406,596

214,427,215
Undistributed net investment income	7,576
Accumulated net realized gain (loss) on investments and futures transactions	(2,639,930)
Net unrealized appreciation (depreciation) on investments and futures contracts	6,444,538

Net assets	$218,239,399

Class A
Net assets applicable to outstanding shares	$120,367,945

Shares of beneficial interest outstanding	11,373,121

Net asset value per share outstanding	$10.58
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.08

Investor Class
Net assets applicable to outstanding shares	$333,918

Shares of beneficial interest outstanding	31,543

Net asset value per share outstanding	$10.59
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share outstanding	$11.09

Class C
Net assets applicable to outstanding shares	$43,643,965

Shares of beneficial interest outstanding	4,123,041

Net asset value and offering price per share outstanding	$10.59

Class I
Net assets applicable to outstanding shares	$53,893,571

Shares of beneficial interest outstanding	5,091,010

Net asset value and offering price per share outstanding	$10.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$6,581,244
Dividends	61,460

Total income	6,642,704

Expenses
Manager (See Note 3)	812,580
Distribution/Service—Class A (See Note 3)	217,586
Distribution/Service—Investor Class (See Note 3)	654
Distribution/Service—Class C (See Note 3)	159,926
Professional fees	71,410
Transfer agent (See Note 3)	47,729
Shareholder communication	16,556
Custodian	11,970
Registration	9,770
Trustees	4,322
Miscellaneous	11,947

Total expenses before waiver/reimbursement	1,364,450
Expense waiver/reimbursement from Manager (See Note 3)	(161,223)
Reimbursement from custodian (a)	(1,761)

Net expenses	1,201,466

Net investment income (loss)	5,441,238

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	139,739
Futures transactions	(607,846)

Net realized gain (loss) on investments and futures transactions	(468,107)

Net change in unrealized appreciation (depreciation) on:
Investments	2,017,234
Futures contracts	161,991

Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,179,225

Net realized and unrealized gain (loss) on investments and futures transactions	1,711,118

Net increase (decrease) in net assets resulting from operations	$7,152,356

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

20	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,441,238	$4,111,282
Net realized gain (loss) on investments and futures transactions	(468,107)	118,013
Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,179,225	(308,864)

Net increase (decrease) in net assets resulting from operations	7,152,356	3,920,431

Dividends to shareholders:
From net investment income:
Class A	(2,898,516)	(1,346,248)
Investor Class	(8,717)	(5,903)
Class C	(973,499)	(331,104)
Class I	(1,560,312)	(2,427,936)

Total dividends to shareholders	(5,441,044)	(4,111,191)

Capital share transactions:
Net proceeds from sale of shares	141,426,164	63,629,777
Net asset value of shares issued to shareholders in reinvestment of dividends	3,850,603	2,800,849
Cost of shares redeemed	(39,473,846)	(57,202,740)

Increase (decrease) in net assets derived from capital share transactions	105,802,921	9,227,886

Net increase (decrease) in net assets	107,514,233	9,037,126

Net Assets
Beginning of year	110,725,166	101,688,040

End of year	$218,239,399	$110,725,166

Undistributed net investment income at end of year	$7,576	$7,382

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended October 31,				May 14, 2012** through October 31,
Class A	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.33	$10.35	$9.50	$10.38	$10.00

Net investment income (loss)	0.36	0.37	0.38	0.36	0.14
Net realized and unrealized gain (loss) on investments	0.25	(0.02)	0.85	(0.84)	0.38

Total from investment operations	0.61	0.35	1.23	(0.48)	0.52

Less dividends and distributions:
From net investment income	(0.36)	(0.37)	(0.38)	(0.36)	(0.14)
From net realized gain on investments	—	—	—	(0.04)	—

Total dividends and distributions	(0.36)	(0.37)	(0.38)	(0.40)	(0.14)

Net asset value at end of period	$10.58	$10.33	$10.35	$9.50	$10.38

Total investment return (a)	5.95%	3.47%	13.21%	(4.76%)	5.22	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33%	3.60%	3.82%	3.61%	3.46	%††
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75	%††
Expenses (before waiver/reimbursement)	0.85%	0.86%	0.85%	0.92%	1.13	%††
Portfolio turnover rate	28%	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$120,368	$52,996	$24,453	$19,314	$2,368

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,				May 14, 2012** through October 31,
Investor Class	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.33	$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.36	0.37	0.37	0.34	0.13
Net realized and unrealized gain (loss) on investments	0.26	(0.02)	0.84	(0.83)	0.38

Total from investment operations	0.62	0.35	1.21	(0.49)	0.51

Less dividends and distributions:
From net investment income	(0.36)	(0.37)	(0.37)	(0.34)	(0.13)
From net realized gain on investments	—	—	—	(0.04)	—

Total dividends and distributions	(0.36)	(0.37)	(0.37)	(0.38)	(0.13)

Net asset value at end of period	$10.59	$10.33	$10.35	$9.51	$10.38

Total investment return (a)	6.02%	3.42%	12.95%	(4.86%)	5.16	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33%	3.56%	3.71%	3.41%	3.18	%††
Net expenses	0.79%	0.81%	0.87%	0.98%	0.92	%††
Expenses (before waiver/reimbursement)	0.89%	0.92%	0.97%	1.15%	1.30	%††
Portfolio turnover rate	28%	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$334	$188	$165	$95	$56

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

22	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,				May 14, 2012** through October 31,
Class C	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.34	$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.33	0.34	0.34	0.32	0.12
Net realized and unrealized gain (loss) on investments	0.25	(0.01)	0.84	(0.83)	0.38

Total from investment operations	0.58	0.33	1.18	(0.51)	0.50

Less dividends and distributions:
From net investment income	(0.33)	(0.34)	(0.34)	(0.32)	(0.12)
From net realized gain on investments	—	—	—	(0.04)	—

Total dividends and distributions	(0.33)	(0.34)	(0.34)	(0.36)	(0.12)

Net asset value at end of period	$10.59	$10.34	$10.35	$9.51	$10.38

Total investment return (a)	5.65%	3.25%	12.66%	(5.11%)	5.03	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%	3.27%	3.45%	3.11%	2.96	%††
Net expenses	1.04%	1.06%	1.12%	1.23%	1.17	%††
Expenses (before waiver/reimbursement)	1.14%	1.17%	1.22%	1.40%	1.55	%††
Portfolio turnover rate	28%	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$43,644	$18,013	$5,538	$3,166	$601

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,				May 14, 2012** through October 31,
Class I	2016	2015	2014	2013	2012
Net asset value at beginning of period	$10.34	$10.35	$9.51	$10.38	$10.00

Net investment income (loss)	0.39	0.40	0.41	0.39	0.15
Net realized and unrealized gain (loss) on investments	0.25	(0.01)	0.84	(0.83)	0.38

Total from investment operations	0.64	0.39	1.25	(0.44)	0.53

Less dividends and distributions:
From net investment income	(0.39)	(0.40)	(0.41)	(0.39)	(0.15)
From net realized gain on investments	—	—	—	(0.04)	—

Total dividends and distributions	(0.39)	(0.40)	(0.41)	(0.43)	(0.15)

Net asset value at end of period	$10.59	$10.34	$10.35	$9.51	$10.38

Total investment return (a)	6.22%	3.84%	13.37%	(4.41%)	5.36	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.61%	3.86%	4.09%	3.87%	3.21	%††
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50	%††
Expenses (before waiver/reimbursement)	0.60%	0.61%	0.60%	0.67%	0.88	%††
Portfolio turnover rate	28%	19%	48%	61%	67%
Net assets at end of period (in 000’s)	$53,894	$39,528	$71,532	$52,307	$52,619

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date was on May 14, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

24	MainStay New York Tax Free Opportunities Fund

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent

25

Notes to Financial Statements (continued)

the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was measured as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

26	MainStay New York Tax Free Opportunities Fund

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund’s holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 3016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$212,497	$212,497

Total Fair Value		$212,497	$212,497

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(607,846)	$(607,846)

Total Realized Gain (Loss)		$(607,846)	$(607,846)

27

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$161,991	$161,991

Total Change in Unrealized Appreciation (Depreciation)		$161,991	$161,991

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(17,395,306)	$(17,395,306)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $812,580 and waived its fees and/or reimbursed expenses in the amount of $161,223.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $28,244 and $942, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $12,585 and $7,089, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent

28	MainStay New York Tax Free Opportunities Fund

services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$19,510
Investor Class	150
Class C	18,470
Class I	9,599

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$170,766	$(2,425,747)	$(163,190)	$6,230,355	$3,812,184

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $2,425,747 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future realized gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,587	$839

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$71,930	$33,137
Exempt Interest Dividends	5,369,114	4,078,054
Total	$5,441,044	$4,111,191

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $142,087 and $44,508, respectively.

29

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	7,398,929	$78,891,141
Shares issued to shareholders in reinvestment of dividends and distributions	202,026	2,155,473
Shares redeemed	(1,207,992)	(12,849,361)

Net increase (decrease) in shares outstanding before conversion	6,392,963	68,197,253
Shares converted into Class A (See Note 1)	5,981	63,825
Shares converted from Class A (See Note 1)	(154,084)	(1,664,060)

Net increase (decrease)	6,244,860	$66,597,018

Year ended October 31, 2015:
Shares sold	3,575,678	$36,977,406
Shares issued to shareholders in reinvestment of dividends and distributions	96,029	993,631
Shares redeemed	(909,699)	(9,394,834)

Net increase (decrease) in shares outstanding before conversion	2,762,008	28,576,203
Shares converted into Class A (See Note 1)	2,822	29,010

Net increase (decrease)	2,764,830	$28,605,213

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	18,845	$200,894
Shares issued to shareholders in reinvestment of dividends and distributions	738	7,870
Shares redeemed	(2,788)	(30,081)

Net increase (decrease) in shares outstanding before conversion	16,795	178,683
Shares converted into Investor Class (See Note 1)	2,502	26,968
Shares converted from Investor Class (See Note 1)	(5,981)	(63,825)

Net increase (decrease)	13,316	$141,826

Year ended October 31, 2015:
Shares sold	8,362	$86,549
Shares issued to shareholders in reinvestment of dividends and distributions	534	5,543
Shares redeemed	(3,747)	(39,104)

Net increase (decrease) in shares outstanding before conversion	5,149	52,988
Shares converted from Investor Class (See Note 1)	(2,822)	(29,010)

Net increase (decrease)	2,327	$23,978

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,756,190	$29,327,119
Shares issued to shareholders in reinvestment of dividends and distributions	49,557	528,943
Shares redeemed	(425,447)	(4,528,280)

Net increase (decrease)	2,380,300	$25,327,782

Year ended October 31, 2015:
Shares sold	1,307,694	$13,505,351
Shares issued to shareholders in reinvestment of dividends and distributions	19,331	200,076
Shares redeemed	(119,518)	(1,234,486)

Net increase (decrease)	1,207,507	$12,470,941

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,110,476	$33,007,010
Shares issued to shareholders in reinvestment of dividends and distributions	108,622	1,158,317
Shares redeemed	(2,103,818)	(22,066,124)

Net increase (decrease) in shares outstanding before conversion	1,115,280	12,099,203
Shares converted into Class I (See Note 1)	151,583	1,637,092

Net increase (decrease)	1,266,863	$13,736,295

Year ended October 31, 2015:
Shares sold	1,259,683	$13,060,471
Shares issued to shareholders in reinvestment of dividends and distributions	153,786	1,601,599
Shares redeemed	(4,501,263)	(46,534,316)

Net increase (decrease)	(3,087,794)	$(31,872,246)

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay New York Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay New York Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay New York Tax Free Opportunities Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in net assets for each of the year in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

31

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For individual federal income tax purposes, the Fund designated 98.7% of the ordinary income dividends paid during its fiscal year ended October 31, 2016 as attributable to interest income from tax exempt municipal bonds. Such dividends are currently exempt from federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay New York Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

34	MainStay New York Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay New York Tax Free Opportunities Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716276 MS316-16	MSNTF11-12/16 (NYLIM) NL222

MainStay Short Duration High Yield Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Since Inception (12/17/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	3.58 6.79%	3.72 4.54%	1.00 1.00%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	3.47 6.67	3.57 4.39	1.12 1.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.99 5.99	3.65 3.65	1.87 1.87
Class I Shares	No Sales Charge		7.05	4.78	0.75
Class R2 Shares	No Sales Charge		6.69	4.43	1.10
Class R3 Shares[3]	No Sales Charge		6.41	4.16	1.35

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class R3 shares, first offered on February 29, 2016, include the historical performance of Class R2 shares through February 28, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[4]	7.11%	4.33%
Average Lipper High Yield Fund[5]	7.01	4.36

4.	BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s primary broad-based securities market index for comparison purposes. The BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper High Yield Fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,057.40	$5.33	$1,020.00	$5.23

Investor Class Shares	$1,000.00	$1,056.90	$5.84	$1,019.50	$5.74

Class C Shares	$1,000.00	$1,052.90	$9.70	$1,015.70	$9.53

Class I Shares	$1,000.00	$1,057.60	$4.03	$1,021.20	$3.96

Class R2 Shares	$1,000.00	$1,056.90	$6.00	$1,019.30	$5.89

Class R3 Shares	$1,000.00	$1,055.50	$6.98	$1,018.30	$6.85

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.03% for Class A, 1.13% for Investor Class, 1.88% for Class C, 0.78% for Class I, 1.16% for Class R2 and 1.35% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 5.25%–6.625%, due 9/1/18–11/15/20

2.	Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc., 6.125%–6.625%, due 6/15/19–5/1/21

3.	Detour Gold Corp., 5.50%, due 11/30/17

4.	Yum! Brands, Inc., 3.875%–6.25%, due 3/15/18–11/1/20

5.	Rockies Express Pipeline LLC, 6.85%, due 7/15/18
6.	BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC, 6.50%–7.125%, due 5/1/18–5/15/21

7.	Carlson Wagonlit B.V., 6.875%, due 6/15/19

8.	Hughes Satellite Systems Corp., 6.50%–7.625%, due 6/15/19–6/15/21

9.	Virgin Media Secured Finance PLC, 5.25%, due 1/15/21

10.	USG Corp., 5.875%–9.50%, due 11/15/16–11/1/21

8	MainStay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Duration High Yield Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Short Duration High Yield Fund returned 6.79% for Class A shares, 6.67% for Investor Class shares and 5.99% for Class C shares for the 12 months ended October 31, 2016. Over the same period, the Fund’s Class I shares returned 7.05%, Class R2 shares returned 6.69% and Class R3 shares1 returned 6.41%. For the 12 months ended October 31, 2016, all share classes underperformed the 7.11% return of the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index,2 which is the Fund’s broad-based securities-market index. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 7.01% return of the Average Lipper3 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed with a bottom-up investment style, which focuses on individual credit selection. The Fund’s security selection was a detractor from relative performance in the capital goods and telecommunications sectors. Within the telecommunications sector, wireless bonds detracted the most. An underweight position relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in financial services also detracted from performance, as the sector outperformed the Index.

Security selection and sector positioning in energy—exploration & production made the most significant contribution to the Fund’s performance relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. (Contributions take weightings and total returns into account.) Positioning and positive security selection in health care also proved beneficial to the Fund’s relative performance. Within this sector, the Fund’s relative performance benefited from underweight positions in pharmaceutical companies and rural hospital operators that underperformed the Index. The Fund’s positioning in the banking and basic industries sectors also contributed positively to the Fund’s relative performance, as did an overweight position and positive security selection in metals/mining holdings.

What was the Fund’s duration4 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning is the result of our bottom-up investment process. As of October 31, 2016, the Fund’s modified duration to worst5 was 1.64 years. The Fund’s duration was shorter than the 2.18-year duration of the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Investor sentiment toward high-yield bonds worsened during the fourth quarter of 2015 and ended that year at the most bearish level since 2009. High-yield bonds sold off in 2016, because of the steep sell-off in global equity markets and further sharp declines in commodity prices. Valuations of commodity-related high-yield bonds reflected extreme financial distress. The Fund began investing in select energy and metals/mining credits at what we considered to be attractive risk-adjusted yields with perceived margins-of-safety in 2015 and 2016. The Fund also invested in select “fallen angels” (securities that had been downgraded to below investment grade).

Since hitting a low point on February 11, 2016, the high-yield market has rebounded sharply. Spreads6 have tightened significantly, especially in the commodity-related and lower-quality sectors, which have significantly outperformed the high-yield market as of October 31, 2016. As a result, the Fund began to reduce positions in these sectors that had appreciated in price because of relative value, and the Fund added to higher-quality positions at what we considered to be relatively attractive risk-adjusted yields.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund added a position in Micron Technology. The bonds traded off substantially as price declines squeezed the company’s profitability. We believed that using a cycle view of profitability and replacement value of the manufacturing facilities, the company had substantial asset coverage, and we purchased the company’s floating-rate term loan for the Fund. The Fund purchased bonds of mining company Freeport-McMoRan during the reporting period. The sell-off in these bonds had a strong technical factor, exceeding the increased risk that resulted from the decline in commodity prices during

1.	See footnote on page 5 for more information on Class R3 shares.
2.	See footnote on page 6 for more information on the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

the fourth quarter of 2015. We believed that the market was focused on short-term commodity prices and misunderstood the long-term asset value of Freeport-McMoRan. We also believed that the company’s short-term financial flexibility supported our purchase of the company’s bonds at what we considered to be very attractive spreads.

The Fund exited its position in Kratos Defense & Security Solutions during the reporting period. The company is a defense and specialized security technology business focused on electronic attack & warfare, radar, satellite, intelligence, reconnaissance and missile system platforms. The environment for defense contractors has become increasingly competitive, resulting in lower margins, frequent award protests and delays. The company had persistently weak operating results, negative free cash flow and continued credit-profile deterioration. With leverage at elevated levels, limited operational visibility in 2016, and concerns over Kratos Defense & Security Solutions’ ability to win future contracts in an uncertain defense budgetary environment, we believed that the downside risks far outweighed the positive business elements that had prompted our original investment decision.

The Fund tendered its bonds of Geo Group, which specializes in corrections, detention and mental-health treatment. The bonds were called and refinanced. We did not roll into the new deal, which had a longer term. We had concerns about the impact of prison and immigration reform on the for-profit prison sector and about whether Geo Group’s real estate investment trust

(REIT) status would ensure that free cash flow would be distributed to equity holders rather than be used for debt reduction. The notes that were being refinanced had restrictive covenants that acted to ensure that management would act in the interests of the note holders. These restrictions were absent from the new notes. Based on these increased risk factors, we felt that the new 10-year deal was priced too tightly at 6% and was inappropriate for the Fund’s short-duration mandate.

How did the Fund’s industry weightings change during the reporting period?

We constructed a portfolio of what we considered to be higher-quality short-duration high-yield bonds. We looked for resilient credits, as measured by strong asset coverage, conservative debt maturities and robust liquidity. During the reporting period, we slightly increased the Fund’s weightings in the energy and media industries. Over the same period, we decreased the Fund’s weightings in the automotive and services industries.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held overweight positions relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the basic industry, consumer goods and retail sectors. As of the same date, the Fund held underweight positions relative to the Index in the health care, banking and telecommunications sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Duration High Yield Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value

Long-Term Bonds 93.4%† Convertible Bonds 4.3%
Auto Parts & Equipment 0.3%
Exide Technologies 7.00% (7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$3,081,814	$2,218,906

Mining 1.8%
♦Detour Gold Corp. 5.50%, due 11/30/17	11,259,000	11,624,918

Oil & Gas 1.1%
Comstock Resources, Inc.
7.75% (7.75% PIK), due 4/1/19 (a)	2,165,000	1,847,016
9.50% (9.50% PIK), due 6/15/20 (a)	500,000	426,875
Stone Energy Corp. 1.75%, due 3/1/17 (e)	7,604,000	4,895,075

		7,168,966

Real Estate Investment Trusts 1.1%
VEREIT, Inc.
3.00%, due 8/1/18	2,590,000	2,591,619
3.75%, due 12/15/20	4,865,000	4,959,283

		7,550,902

Total Convertible Bonds (Cost $30,818,290)		28,563,692

Corporate Bonds 84.1%
Advertising 0.6%
Lamar Media Corp. 5.875%, due 2/1/22	2,500,000	2,587,500
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.25%, due 2/15/22	1,200,000	1,242,000

		3,829,500

Aerospace & Defense 0.6%
TransDigm, Inc. 5.50%, due 10/15/20	4,038,000	4,149,045

Airlines 0.2%
United Continental Holdings, Inc. 6.375%, due 6/1/18	1,120,000	1,177,400

Apparel 0.2%
William Carter Co. (The) 5.25%, due 8/15/21	1,350,000	1,404,000

	Principal Amount	Value

Auto Manufacturers 0.9%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (d)	$3,970,000	$4,089,100
General Motors Financial Co., Inc. 4.75%, due 8/15/17	145,000	148,631
Jaguar Land Rover Automotive PLC
4.125%, due 12/15/18 (d)	670,000	685,075
4.25%, due 11/15/19 (d)	905,000	936,675

		5,859,481

Auto Parts & Equipment 2.0%
Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/20 (a)(b)(c)(d)	1,708,201	1,467,345
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), due 9/15/21 (a)(d)	6,715,000	6,874,481
International Automotive Components Group S.A. 9.125%, due 6/1/18 (d)	1,140,000	1,080,150
Meritor, Inc. 6.75%, due 6/15/21	270,000	274,725
ZF North America Capital, Inc. 4.00%, due 4/29/20 (d)	2,875,000	3,025,937

		12,722,638

Beverages 0.1%
Constellation Brands, Inc. 3.875%, due 11/15/19	790,000	826,538

Building Materials 2.8%
Boise Cascade Co. 6.375%, due 11/1/20	3,640,000	3,756,043
Gibraltar Industries, Inc. 6.25%, due 2/1/21	936,000	969,930
Standard Industries, Inc. 5.125%, due 2/15/21 (d)	2,645,000	2,777,250
Summit Materials LLC / Summit Materials Finance Corp. 8.50%, due 4/15/22 (d)	2,000,000	2,200,000
♦USG Corp.
5.875%, due 11/1/21 (d)	3,500,000	3,666,250
6.30%, due 11/15/16	1,215,000	1,213,664
7.875%, due 3/30/20 (d)	3,378,000	3,517,342
9.50%, due 1/15/18	305,000	328,638

		18,429,117

Chemicals 0.3%
Westlake Chemical Corp. 4.625%, due 2/15/21 (d)	1,715,000	1,792,158

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services 2.7%
Ashtead Capital, Inc. 6.50%, due 7/15/22 (d)	$3,635,000	$3,812,206
Cimpress N.V. 7.00%, due 4/1/22 (d)	2,000,000	2,070,000
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (d)	950,000	883,500
Graham Holdings Co. 7.25%, due 2/1/19	4,255,000	4,616,675
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	3,546,000	3,479,512
Nielsen Co. Luxembourg S.A.R.L. (The) 5.50%, due 10/1/21 (d)	2,000,000	2,085,000
Service Corp. International 7.625%, due 10/1/18	155,000	170,888
United Rentals North America, Inc. 7.625%, due 4/15/22	590,000	627,394

		17,745,175

Cosmetics & Personal Care 0.7%
Edgewell Personal Care Co. 4.70%, due 5/19/21	1,775,000	1,864,247
First Quality Finance Co., Inc. 4.625%, due 5/15/21 (d)	2,415,000	2,424,056

		4,288,303

Distribution & Wholesale 0.1%
American Builders & Contractors Supply Co., Inc. 5.625%, due 4/15/21 (d)	900,000	929,250

Electric 1.3%
Calpine Corp. 6.00%, due 1/15/22 (d)	519,000	542,516
GenOn Energy, Inc.
7.875%, due 6/15/17	5,985,000	4,907,700
9.50%, due 10/15/18	3,125,000	2,507,812
NRG REMA LLC Series B 9.237%, due 7/2/17	388,219	310,575

		8,268,603

Electrical Components & Equipment 0.3%
Anixter, Inc. 5.625%, due 5/1/19	1,365,000	1,446,900
WESCO Distribution, Inc. 5.375%, due 12/15/21	500,000	510,625

		1,957,525

Electronics 0.6%
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	1,590,000	1,655,588
Kemet Corp. 10.50%, due 5/1/18	1,930,000	1,934,825

		3,590,413

	Principal Amount	Value

Engineering & Construction 0.6%
Broadspectrum, Ltd. 8.375%, due 5/15/20 (d)	$3,851,000	$4,096,501

Entertainment 2.0%
Churchill Downs, Inc. 5.375%, due 12/15/21 (d)	505,000	522,675
GLP Capital, L.P. / GLP Financing II, Inc.
4.375%, due 11/1/18	1,600,000	1,662,000
4.375%, due 4/15/21	2,660,000	2,799,650
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	6,488,000	6,552,880
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (d)	1,565,000	1,615,862

		13,153,067

Finance—Auto Loans 1.3%
Ally Financial, Inc.
2.75%, due 1/30/17	1,400,000	1,400,000
3.25%, due 2/13/18	2,295,000	2,300,737
3.50%, due 1/27/19	100,000	100,250
6.25%, due 12/1/17	415,000	430,044
Credit Acceptance Corp. 6.125%, due 2/15/21	3,940,000	3,959,700

		8,190,731

Finance—Consumer Loans 0.5%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	795,000	800,963
OneMain Financial Holdings LLC 6.75%, due 12/15/19 (d)	1,390,000	1,438,650
Springleaf Finance Corp. 8.25%, due 12/15/20	1,000,000	1,085,000

		3,324,613

Finance—Credit Card 0.1%
Alliance Data Systems Corp. 6.375%, due 4/1/20 (d)	800,000	815,000

Finance—Investment Banker/Broker 0.5%
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	3,355,000	3,279,513

Finance—Leasing Companies 0.9%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20	965,000	1,015,663
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (d)	3,200,000	3,440,000

12	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Leasing Companies (continued)
Oxford Finance LLC / Oxford Finance Co-Issuer, Inc. 7.25%, due 1/15/18 (d)	$1,240,000	$1,252,400

		5,708,063

Finance—Mortgage Loan/Banker 0.8%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, due 10/1/17	5,095,000	5,165,056

Finance—Other Services 0.8%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (d)	4,920,000	4,920,000

Food 1.5%
B&G Foods, Inc. 4.625%, due 6/1/21	2,000,000	2,055,000
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (d)	2,745,000	2,690,100
Smithfield Foods, Inc. 7.75%, due 7/1/17	620,000	642,475
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	4,499,000	4,639,594

		10,027,169

Forest Products & Paper 0.4%
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (d)	2,840,000	2,932,300

Health Care—Products 0.8%
Alere, Inc. 7.25%, due 7/1/18	2,000,000	2,035,000
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (d)	2,978,000	3,011,503

		5,046,503

Health Care—Services 2.1%
Centene Corp.
5.625%, due 2/15/21	2,940,000	3,084,089
5.75%, due 6/1/17	1,044,000	1,062,270
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17	525,000	540,750
Fresenius Medical Care U.S. Finance II, Inc. 6.50%, due 9/15/18 (d)	207,000	223,043
HCA, Inc.
3.75%, due 3/15/19	2,000,000	2,045,000
6.50%, due 2/15/20	3,322,000	3,679,115
8.00%, due 10/1/18	225,000	249,469
Kindred Healthcare, Inc. 8.00%, due 1/15/20	420,000	415,800

	Principal Amount	Value

Health Care—Services (continued)
Tenet Healthcare Corp. 6.25%, due 11/1/18	$1,600,000	$1,692,000
WellCare Health Plans, Inc. 5.75%, due 11/15/20	605,000	623,150

		13,614,686

Holding Company—Diversified 0.7%
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), due 8/15/19 (a)(d)	5,015,000	4,889,625

Home Builders 3.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (d)	590,000	578,200
AV Homes, Inc. 8.50%, due 7/1/19	4,180,000	4,347,200
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (d)	6,167,000	6,352,010
CalAtlantic Group, Inc. 8.375%, due 5/15/18	270,000	294,300
D.R. Horton, Inc. 3.75%, due 3/1/19	1,165,000	1,199,950
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	2,435,000	2,428,912
Meritage Homes Corp. 4.50%, due 3/1/18	2,480,000	2,514,100
PulteGroup, Inc. 4.25%, due 3/1/21	2,035,000	2,136,750
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,000,000	1,102,500

		20,953,922

Household Products & Wares 0.5%
Spectrum Brands, Inc. 6.625%, due 11/15/22	2,955,000	3,167,405

Housewares 1.0%
Radio Systems Corp. 8.375%, due 11/1/19 (d)	6,246,000	6,519,263

Insurance 0.6%
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	2,590,000	2,706,550
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	1,302,000	1,472,852

		4,179,402

Internet 0.9%
IAC / InterActiveCorp. 4.875%, due 11/30/18	2,332,000	2,355,320
Netflix, Inc.
5.375%, due 2/1/21	2,000,000	2,167,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Internet (continued)
Netflix, Inc. (continued)
5.50%, due 2/15/22	$1,000,000	$1,082,500

		5,605,320

Iron & Steel 2.6%
Allegheny Technologies, Inc. 9.375%, due 6/1/19	3,000,000	3,150,000
♦BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC
6.50%, due 5/15/21 (d)	6,761,000	7,133,531
7.125%, due 5/1/18 (d)	3,312,000	3,378,240
Evraz, Inc., N.A. 7.50%, due 11/15/19 (d)	3,045,000	3,071,644

		16,733,415

Leisure Time 1.8%
Brunswick Corp. 4.625%, due 5/15/21 (d)	2,490,000	2,567,813
♦Carlson Wagonlit B.V. 6.875%, due 6/15/19 (d)	8,985,000	9,287,417

		11,855,230

Lodging 0.3%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	2,000,000	2,060,000

Machinery—Construction & Mining 0.4%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (d)	2,650,000	2,312,125

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	1,360,000	1,506,200

Media 5.3%
Cablevision Systems Corp. 7.75%, due 4/15/18	3,755,000	3,956,831
CCO Holdings LLC / CCO Holdings Capital Corp. 6.625%, due 1/31/22	4,455,000	4,644,338
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, due 7/23/20 (d)	2,525,000	2,618,069
Cogeco Communications, Inc. 4.875%, due 5/1/20 (d)	3,350,000	3,458,875
CSC Holdings LLC 7.625%, due 7/15/18	1,500,000	1,608,750
DISH DBS Corp.
4.25%, due 4/1/18	2,000,000	2,047,500
5.125%, due 5/1/20	2,000,000	2,070,000

	Principal Amount	Value

Media (continued)
Nielsen Finance LLC / Nielsen Finance Co. 4.50%, due 10/1/20	$5,000,000	$5,100,550
♦Virgin Media Secured Finance PLC 5.25%, due 1/15/21	8,242,000	8,777,730

		34,282,643

Metal Fabricate & Hardware 0.9%
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (d)	5,690,000	5,633,100

Mining 4.3%
Alamos Gold, Inc. 7.75%, due 4/1/20 (d)	7,555,000	7,819,425
Aleris International, Inc.
7.875%, due 11/1/20	3,000,000	3,000,000
9.50%, due 4/1/21 (d)	2,825,000	3,036,875
First Quantum Minerals, Ltd. 7.25%, due 10/15/19 (d)	4,395,000	4,334,568
Hecla Mining Co. 6.875%, due 5/1/21	1,965,000	2,004,300
New Gold, Inc. 7.00%, due 4/15/20 (d)	4,384,000	4,515,520
Petra Diamonds U.S. Treasury PLC 8.25%, due 5/31/20 (d)	2,345,000	2,424,144
St. Barbara, Ltd. 8.875%, due 4/15/18 (d)	752,000	780,200

		27,915,032

Miscellaneous—Manufacturing 0.8%
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	4,540,000	3,450,400
Koppers, Inc. 7.875%, due 12/1/19	1,734,000	1,760,010

		5,210,410

Oil & Gas 6.0%
Antero Resources Corp. 6.00%, due 12/1/20	2,200,000	2,263,250
California Resources Corp. 5.00%, due 1/15/20	3,810,000	2,362,200
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 11.50%, due 1/15/21 (d)	2,110,000	2,379,025
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	2,510,000	2,607,263
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (b)(c)(f)	305,000	97,600
Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (a)	5,260,000	5,286,300

14	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Continental Resources, Inc. 7.375%, due 10/1/20	$4,965,000	$5,092,600
Halcon Resources Corp. 8.625%, due 2/1/20 (d)	2,835,000	2,891,700
Newfield Exploration Co. 5.75%, due 1/30/22	3,395,000	3,539,288
Oasis Petroleum, Inc. 6.50%, due 11/1/21	1,175,000	1,167,656
PetroQuest Energy, Inc. 10.00% (10.00% Cash and 9.00% PIK), due 2/15/21 (a)(d)	2,175,000	1,468,125
Range Resources Corp. 5.75%, due 6/1/21 (d)	4,100,000	4,161,500
Rex Energy Corp. 1.00%, due 10/1/20 (g)	2,906,000	1,561,975
WPX Energy, Inc. 7.50%, due 8/1/20	3,764,000	3,966,315

		38,844,797

Oil & Gas Services 2.4%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	2,250,000	2,227,500
♦Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.125%, due 6/15/19	2,000,000	2,040,000
6.50%, due 11/15/20	9,898,000	10,108,332
6.625%, due 5/1/21	1,065,000	1,086,300

		15,462,132

Packaging & Containers 0.2%
AEP Industries, Inc. 8.25%, due 4/15/19	1,134,000	1,165,185

Pharmaceuticals 1.7%
Endo Finance LLC / Endo Finco, Inc. 7.25%, due 1/15/22 (d)	1,500,000	1,421,250
NBTY, Inc. 7.625%, due 5/15/21 (d)	3,630,000	3,548,325
Valeant Pharmaceuticals International, Inc.
6.375%, due 10/15/20 (d)	890,000	767,625
6.75%, due 8/15/18 (d)	2,870,000	2,801,120
7.00%, due 10/1/20 (d)	3,145,000	2,814,775

		11,353,095

Pipelines 5.9%
EnLink Midstream Partners, L.P. 2.70%, due 4/1/19	2,660,000	2,658,510
Genesis Energy, L.P. / Genesis Energy Finance Corp. 5.75%, due 2/15/21	3,677,000	3,667,807

	Principal Amount	Value

Pipelines (continued)
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.50%, due 3/1/20	$5,620,000	$5,774,550
NGPL PipeCo LLC 7.119%, due 12/15/17 (d)	2,750,000	2,873,750
NuStar Logistics, L.P.
6.75%, due 2/1/21	1,945,000	2,115,188
8.15%, due 4/15/18	6,025,000	6,461,812
♦Rockies Express Pipeline LLC 6.85%, due 7/15/18 (d)	10,540,000	11,093,350
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19	1,911,000	2,039,993
6.125%, due 10/15/21	1,620,000	1,694,925

		38,379,885

Real Estate 1.7%
AAF Holdings LLC / AAF Finance Co. 12.00% (12.00% Cash or 12.75% PIK), due 7/1/19 (a)(d)	2,046,045	2,097,196
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (d)	2,495,000	2,635,968
Realogy Group LLC / Realogy Co-Issuer Corp. 4.50%, due 4/15/19 (d)	2,000,000	2,075,000
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	4,420,000	4,475,250

		11,283,414

Real Estate Investment Trusts 1.5%
Equinix, Inc.
4.875%, due 4/1/20	5,765,000	5,966,775
5.375%, due 1/1/22	1,000,000	1,060,000
VEREIT Operating Partnership, L.P.
3.00%, due 2/6/19	1,840,000	1,861,178
4.125%, due 6/1/21	860,000	894,400

		9,782,353

Retail 5.4%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	4,304,000	4,529,960
Dollar Tree, Inc. 5.25%, due 3/1/20	4,770,000	4,948,875
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (d)	4,880,000	4,660,400
GameStop Corp. 5.50%, due 10/1/19 (d)	5,090,000	5,229,975
Guitar Center, Inc. 6.50%, due 4/15/19 (d)	1,085,000	973,788
L Brands, Inc. 8.50%, due 6/15/19	2,504,000	2,910,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Retail (continued)
Sonic Automotive, Inc. 7.00%, due 7/15/22	$1,000,000	$1,050,000
♦Yum! Brands, Inc. 3.875%, due 11/1/20	1,185,000	1,220,550
5.30%, due 9/15/19	5,425,000	5,845,437
6.25%, due 3/15/18	3,820,000	4,058,750

		35,428,635

Semiconductors 0.4%
Micron Technology, Inc. 5.875%, due 2/15/22	2,500,000	2,582,250

Software 1.5%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (d)	6,775,000	6,978,250
Change Healthcare Holdings, Inc.
6.00%, due 2/15/21 (d)	1,170,000	1,228,500
11.00%, due 12/31/19	1,725,000	1,811,250

		10,018,000

Storage & Warehousing 0.2%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (d)	1,400,000	1,270,500

Telecommunications 6.6%
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (d)	2,000,000	2,010,000
DigitalGlobe, Inc. 5.25%, due 2/1/21 (d)	1,950,000	1,964,625
Frontier Communications Corp. 8.875%, due 9/15/20	3,785,000	4,021,562
♦Hughes Satellite Systems Corp.
6.50%, due 6/15/19	7,140,000	7,791,525
7.625%, due 6/15/21	1,290,000	1,414,162
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19	1,975,000	1,592,344
Sprint Communications, Inc.
7.00%, due 3/1/20 (d)	2,390,000	2,599,125
9.00%, due 11/15/18 (d)	3,865,000	4,251,500
♦T-Mobile USA, Inc.
5.25%, due 9/1/18	2,075,000	2,105,793
6.464%, due 4/28/19	6,915,000	7,027,369
6.542%, due 4/28/20	6,200,000	6,401,500
6.625%, due 11/15/20	1,930,000	1,983,075

		43,162,580

Transportation 1.3%
Florida East Coast Holdings Corp.
6.75%, due 5/1/19 (d)	7,325,000	7,361,625
9.75%, due 5/1/20 (d)	1,290,000	1,277,100

		8,638,725

	Principal Amount	Value

Trucking & Leasing 0.1%
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	$645,000	$682,088

Total Corporate Bonds (Cost $538,783,535)		548,119,079

Loan Assignments 5.0% (h)
Aerospace & Defense 0.8%
Focus Brands, Inc. 2016 1st Lien Term Loan 5.00%, due 10/3/23	1,500,000	1,511,250
Press Ganey Holdings, Inc. 2nd Lien Term Loan 8.25%, due 10/21/24	2,000,000	2,025,000
TransDigm, Inc. 2016 Extended Term Loan F 3.75%, due 6/9/23	1,500,000	1,494,375

		5,030,625

Buildings & Real Estate 0.8%
Mueller Water Products, Inc. New Term Loan B 4.027%, due 11/26/21	4,912,500	4,952,414

Household Products & Wares 0.6%
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	1,639,280	1,644,916
Spectrum Brands, Inc. 2016 USD Term Loan 3.288%, due 6/23/22	2,565,807	2,587,724

		4,232,640

Internet 0.1%
Match Group, Inc. Term Loan B1 5.50%, due 11/16/22	682,500	686,766

Lodging 0.0%‡
Cannery Casino Resorts LLC New 2nd Lien Term Loan 12.50%, due 10/2/19	78,933	79,097
Four Seasons Holdings, Inc. New 1st Lien Term Loan 3.50%, due 6/27/20	115,638	115,975

		195,072

Metal Fabricate & Hardware 0.1%
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17 (c)(f)	529,972	524,672

16	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (continued)
Pharmaceuticals 1.1%
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.456%, due 2/27/21	$1,462,500	$1,473,749
NBTY, Inc. USD Term Loan B 5.00%, due 5/5/23	4,987,500	4,994,981
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	635,375	630,610

		7,099,340

Real Estate Investment Trusts 0.1%
Equinix, Inc. USD Term Loan 4.00%, due 1/8/23	746,250	749,048

Retail Stores 0.1%
Dollar Tree, Inc. Term Loan B3 3.00%, due 7/6/22	474,684	478,837

Semiconductors 0.8%
Micron Technology, Inc. Term Loan 4.29%, due 4/26/22	4,990,000	5,036,158

Software 0.5%
Donnelley Financial Solutions, Inc. Term Loan B 5.00%, due 9/30/23	3,500,000	3,508,750

Total Loan Assignments (Cost $32,155,139)		32,494,322

Total Long-Term Bonds (Cost $601,756,964)		609,177,093

	Shares
Common Stocks 0.1%
Auto Parts & Equipment 0.0%‡
Exide Technologies (b)(c)(d)(f)(i)	38,397	112,887

Oil & Gas 0.1%
Comstock Resources, Inc. (i)	14,465	141,178
PetroQuest Energy, Inc. (i)	31,419	116,565

		257,743

Total Common Stocks (Cost $266,622)		370,630

	Principal Amount	Value

Short-Term Investment 5.5%
Repurchase Agreement 5.5%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $36,042,610 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 9/15/18, with a Principal Amount of $36,630,000 and a Market Value of $36,767,363)	$36,042,580	$36,042,580

Total Short-Term Investment (Cost $36,042,580)		36,042,580

Total Investments (Cost $638,066,166) (j)	99.0%	645,590,303
Other Assets, Less Liabilities	1.0	6,195,434
Net Assets	100.0%	$651,785,737

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of these securities was $3,896,738, which represented 0.6% of the Fund’s net assets.

(c)	Illiquid security—As of October 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $4,421,410, which represented 0.7% of the Fund’s net assets (unaudited).

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Issue in non-accrual status.

(f)	Restricted security.

(g)	Step coupon—Rate shown was the rate in effect as of October 31, 2016.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of October 31, 2016.

(i)	Non-income producing security.

(j)	As of October 31, 2016, cost was $638,536,624 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$15,866,272
Gross unrealized depreciation	(8,812,593)

Net unrealized appreciation	$7,053,679

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$26,344,786	$2,218,906	$28,563,692
Corporate Bonds (c)	—	546,554,134	1,564,945	548,119,079
Loan Assignments (d)	—	25,794,969	6,699,353	32,494,322

Total Long-Term Bonds	—	598,693,889	10,483,204	609,177,093

Common Stocks (e)	257,743	—	112,887	370,630
Short-Term Investment
Repurchase Agreement	—	36,042,580	—	36,042,580

Total Investments in Securities	$257,743	$634,736,469	$10,596,091	$645,590,303

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $2,218,906 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $1,467,345 and $97,600 are held in Auto Parts & Equipment and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $2,025,000, $686,766, $478,837 and $3,508,750 are held in Aerospace & Defense, Internet, Retail Stores and Software, respectively, within Loan Assignments section of the Portfolio of Investments.

(e)	The Level 3 security valued at $112,887 is held in Auto Parts & Equipment within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, a security with a market value of $125,062 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2015, the fair value obtained for this loan assignment, from an independent pricing service, utilized significant unobservable inputs.

18	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2016 (b)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$2,202,393	$30,637	$—	$(235,689)	$221,565	(c)	$—	$—	$—	$2,218,906	$(235,689)
Coporate Bonds
Auto Parts & Equipment	1,347,582	18,953	—	(22,000)	122,810	(c)	—	—	—	1,467,345	(22,000)
Oil & Gas	79,300	—	—	18,300	—		—	—	—	97,600	18,300
Loan Assignments
Aerospace & Defense	—	—	—	45,000	1,980,000		—	—	—	2,025,000	45,000
Diversified/Conglomerate Manufacturing	1,343,250	995	(980)	(20,197)	—		(1,323,068)	—	—	—	—
Internet	—	2,151	9,979	13,136	1,379,000		(717,500)	—	—	686,766	13,136
Lodging	125,062	—	—	—	—		—	—	(125,062)	—	—
Retail Stores	—	42	—	6,349	472,446		—	—	—	478,837	6,349
Software	—	138	—	26,112	3,482,500		—	—	—	3,508,750	26,112
Common Stock
Auto Parts & Equipment	153,588	—	—	(40,701)	—		—	—	—	112,887	(40,701)

Total	$5,251,175	$52,916	$8,999	$(209,690)	$7,658,321		$(2,040,568)	$—	$(125,062)	$10,596,091	$(189,493)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(c)	Purchases include PIK securities.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $638,066,166)	$645,590,303
Cash	21,873
Receivables:
Interest	10,351,871
Fund shares sold	3,050,439
Other assets	28,128

Total assets	659,042,614

Liabilities
Payables:
Investment securities purchased	5,454,870
Fund shares redeemed	949,484
Manager (See Note 3)	355,723
Transfer agent (See Note 3)	84,841
NYLIFE Distributors (See Note 3)	78,172
Shareholder communication	16,197
Professional fees	16,106
Custodian	11,796
Trustees	1,752
Accrued expenses	6,865
Dividend payable	281,071

Total liabilities	7,256,877

Net assets	$651,785,737

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$65,824
Additional paid-in capital	656,008,668

656,074,492
Undistributed net investment income	88,379
Accumulated net realized gain (loss) on investments	(11,901,271)
Net unrealized appreciation (depreciation) on investments	7,524,137

Net assets	$651,785,737

Class A
Net assets applicable to outstanding shares	$163,500,029

Shares of beneficial interest outstanding	16,512,566

Net asset value per share outstanding	$9.90
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.21

Investor Class
Net assets applicable to outstanding shares	$6,043,610

Shares of beneficial interest outstanding	610,487

Net asset value per share outstanding	$9.90
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.21

Class C
Net assets applicable to outstanding shares	$51,063,175

Shares of beneficial interest outstanding	5,159,682

Net asset value and offering price per share outstanding	$9.90

Class I
Net assets applicable to outstanding shares	$431,040,427

Shares of beneficial interest outstanding	43,527,247

Net asset value and offering price per share outstanding	$9.90

Class R2
Net assets applicable to outstanding shares	$110,798

Shares of beneficial interest outstanding	11,196

Net asset value and offering price per share outstanding	$9.90

Class R3
Net assets applicable to outstanding shares	$27,698

Shares of beneficial interest outstanding	2,796

Net asset value and offering price per share outstanding	$9.91

20	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$35,254,289

Expenses
Manager (See Note 3)	3,638,589
Distribution/Service—Class A (See Note 3)	333,733
Distribution/Service—Investor Class (See Note 3)	12,880
Distribution/Service—Class C (See Note 3)	444,164
Distribution/Service—Class R2 (See Note 3)	101
Distribution/Service—Class R3 (See Note 3)	90
Transfer agent (See Note 3)	415,153
Registration	103,616
Professional fees	92,687
Shareholder communication	42,281
Custodian	21,697
Trustees	14,721
Shareholder service (See Note 3)	59
Miscellaneous	24,774

Total expenses	5,144,545
Reimbursement from custodian (a)	(1,548)

Net expenses	5,142,997

Net investment income (loss)	30,111,292

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(9,192,162)
Net change in unrealized appreciation (depreciation) on investments	19,190,243

Net realized and unrealized gain (loss) on investments	9,998,081

Net increase (decrease) in net assets resulting from operations	$40,109,373

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$30,111,292	$22,127,985
Net realized gain (loss) on investments	(9,192,162)	(2,747,404)
Net change in unrealized appreciation (depreciation) on investments	19,190,243	(8,364,964)

Net increase (decrease) in net assets resulting from operations	40,109,373	11,015,617

Dividends and distributions to shareholders:
From net investment income:
Class A	(7,109,519)	(3,346,194)
Investor Class	(266,698)	(165,594)
Class C	(1,960,256)	(1,453,386)
Class I	(20,667,673)	(17,262,247)
Class R2	(2,241)	(2,270)
Class R3	(848)	—

	(30,007,235)	(22,229,691)

From net realized gain on investments:
Class A	—	(50,892)
Investor Class	—	(2,304)
Class C	—	(28,564)
Class I	—	(253,855)
Class R2	—	(36)

	—	(335,651)

Total dividends and distributions to shareholders	(30,007,235)	(22,565,342)

Capital share transactions:(a)
Net proceeds from sale of shares	397,727,660	259,863,112
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	26,700,400	20,180,711
Cost of shares redeemed	(291,989,081)	(157,809,196)

Increase (decrease) in net assets derived from capital share transactions	132,438,979	122,234,627

Net increase (decrease) in net assets	142,541,117	110,684,902

	2016	2015
Net Assets
Beginning of year	509,244,620	398,559,718

End of year	$651,785,737	$509,244,620

Undistributed (distributions in excess of) net investment income at end of year	$88,379	$(15,678)

(a)	The 2015 amounts disclosed in previously issued financial statements have been amended for shares converted for comparative purposes (See Note 10).

22	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			December 17, 2012** through October 31,
Class A	2016	2015	2014	2013
Net asset value at beginning of period	$9.77	$10.01	$10.09	$10.00

Net investment income (loss)	0.50	0.46	0.46	0.35
Net realized and unrealized gain (loss) on investments	0.13	(0.23)	(0.07)	0.09

Total from investment operations	0.63	0.23	0.39	0.44

Less dividends and distributions:
From net investment income	(0.50)	(0.46)	(0.45)	(0.35)
From net realized gain on investments	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.50)	(0.47)	(0.47)	(0.35)

Net asset value at end of period	$9.90	$9.77	$10.01	$10.09

Total investment return (a)	6.79%	2.36%	3.98%	4.49	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.29%	4.70%	4.58%	4.49	%††
Net expenses	1.02%	1.00%	1.01%	1.05	%††
Expenses (before waiver/reimbursement)	1.02%	1.00%	1.01%	1.20	%††
Portfolio turnover rate	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$163,500	$75,869	$71,206	$44,274

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,			December 17, 2012** through October 31,
Investor Class	2016	2015	2014	2013
Net asset value at beginning of period	$9.77	$10.02	$10.09	$10.00

Net investment income (loss)	0.49	0.45	0.44	0.33
Net realized and unrealized gain (loss) on investments	0.13	(0.24)	(0.05)	0.09

Total from investment operations	0.62	0.21	0.39	0.42

Less dividends and distributions:
From net investment income	(0.49)	(0.45)	(0.44)	(0.33)
From net realized gain on investments	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.49)	(0.46)	(0.46)	(0.33)

Net asset value at end of period	$9.90	$9.77	$10.02	$10.09

Total investment return (a)	6.67%	2.14%	3.97%	4.25	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.18%	4.59%	4.48%	4.37	%††
Net expenses	1.13%	1.12%	1.12%	1.18	%††
Expenses (before waiver/reimbursement)	1.13%	1.12%	1.12%	1.33	%††
Portfolio turnover rate	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$6,044	$4,525	$2,940	$1,399

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended October 31,			December 17, 2012** through October 31,
Class C	2016	2015	2014	2013
Net asset value at beginning of period	$9.76	$10.01	$10.09	$10.00

Net investment income (loss)	0.42	0.39	0.37	0.27
Net realized and unrealized gain (loss) on investments	0.14	(0.25)	(0.06)	0.09

Total from investment operations	0.56	0.14	0.31	0.36

Less dividends and distributions:
From net investment income	(0.42)	(0.38)	(0.37)	(0.27)
From net realized gain on investments	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.42)	(0.39)	(0.39)	(0.27)

Net asset value at end of period	$9.90	$9.76	$10.01	$10.09

Total investment return (a)	5.99%	1.37%	3.12%	3.69	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.43%	3.83%	3.73%	3.63	%††
Net expenses	1.88%	1.87%	1.87%	1.93	%††
Expenses (before waiver/reimbursement)	1.88%	1.87%	1.87%	2.08	%††
Portfolio turnover rate	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$51,063	$38,884	$39,106	$14,291

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,			December 17, 2012** through October 31,
Class I	2016	2015	2014	2013
Net asset value at beginning of period	$9.77	$10.02	$10.09	$10.00

Net investment income (loss)	0.53	0.48	0.49	0.37
Net realized and unrealized gain (loss) on investments	0.13	(0.23)	(0.06)	0.08

Total from investment operations	0.66	0.25	0.43	0.45

Less dividends and distributions:
From net investment income	(0.53)	(0.49)	(0.48)	(0.36)
From net realized gain on investments	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.53)	(0.50)	(0.50)	(0.36)

Net asset value at end of period	$9.90	$9.77	$10.02	$10.09

Total investment return (a)	7.05%	2.51%	4.34%	4.64	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.53%	4.96%	4.85%	4.59	%††
Net expenses	0.77%	0.75%	0.76%	0.80	%††
Expenses (before waiver/reimbursement)	0.77%	0.75%	0.76%	0.95	%††
Portfolio turnover rate	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$431,040	$389,912	$285,259	$130,529

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

24	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			December 17, 2012** through October 31,
Class R2	2016	2015	2014	2013
Net asset value at beginning of period	$9.77	$10.01	$10.09	$10.00

Net investment income (loss)	0.47	0.44	0.46	0.36
Net realized and unrealized gain (loss) on investments	0.16	(0.22)	(0.08)	0.07

Total from investment operations	0.63	0.22	0.38	0.43

Less dividends and distributions:
From net investment income	(0.50)	(0.45)	(0.44)	(0.34)
From net realized gain on investments	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.50)	(0.46)	(0.46)	(0.34)

Net asset value at end of period	$9.90	$9.77	$10.01	$10.09

Total investment return (a)	6.69%	2.26%	3.87%	4.37	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.19%	4.60%	4.48%	4.14	%††
Net expenses	1.12%	1.10%	1.11%	1.15	%††
Expenses (before waiver/reimbursement)	1.12%	1.10%	1.11%	1.30	%††
Portfolio turnover rate	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$111	$55	$49	$26

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

Class R3	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$9.23

Net investment income (loss)	0.32
Net realized and unrealized gain (loss) on investments	0.67

Total from investment operations	0.99

Less dividends:
From net investment income	(0.31)

Net asset value at end of period	$9.91

Total investment return (a)(b)	10.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.84%††
Net expenses	1.37%††
Portfolio turnover rate	50%
Net assets at end of period (in 000’s)	$28

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers six classes of shares: Class A, Investor Class, Class C, Class I, Class R2 and Class R3 shares. The inception date of all share classes except R3 was on December 17, 2012. Class R3 shares commenced operations on February 29, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on redemptions made within 18 months of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

26	MainStay Short Duration High Yield Fund

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent

27

Notes to Financial Statements (continued)

pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, the Fund held loan assignments categorized as Level 3 securities with a value of $6,699,353 that were valued by utilizing significant unobservable inputs.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

28	MainStay Short Duration High Yield Fund

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2016, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(J)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(K)  High-Yield Securities Risk.  The Fund’s principal investments include high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management

29

Notes to Financial Statements (continued)

Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.05% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $3,638,589.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the year ended October 31, 2016, shareholder service fees incurred by the Fund were as follows:

Class R2	$41
Class R3	18

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $26,134 and $3,585, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $15,211 and $24,682, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$88,036
Investor Class	8,889
Class C	76,603
Class I	241,587
Class R2	26
Class R3	12

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

30	MainStay Short Duration High Yield Fund

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$817,006	0.5%
Class R2	29,569	26.7
Class R3	27,698	100.0

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$392,261	$(11,430,813)	$(303,882)	$7,053,679	$(4,288,755)

The difference between book-basis and-tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

As of October 31, 2016, for federal tax income purposes, capital loss carryforwards of $11,430,813 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to share-holders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,225	$8,206

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$30,007,235	$22,565,342

Note 5–Restricted Securities

As of October 31, 2016, the Fund held the following restricted securities:

Security	Date of Acquisition	Principal Amount/ Shares	Cost	10/31/16 Value	Percent of Net Assets
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$305,000	$—	$97,600	0.0	%‡
Exide Technologies, Inc. Common Stock	4/30/15	38,397	174,105	112,887	0.0	‡
Neenah Foundry Co. Term Loan Loan Assignment 6.75%, due 4/26/17	5/10/13	$529,972	527,071	524,672	0.1
Total			$701,176	$735,159	0.1%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of

$100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

31

Notes to Financial Statements (continued)

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $386,574 and $263,458, respectively.

The Fund may purchase securities from or sell to other funds managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. During the year ended October 31, 2016, such purchases were $3,698.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	14,744,637	$140,994,998
Shares issued to shareholders in reinvestment of dividends and distributions	681,447	6,553,835
Shares redeemed	(6,619,653)	(63,820,637)

Net increase (decrease) in shares outstanding before conversion	8,806,431	83,728,196
Shares converted into Class A (See Note 1)	153,930	1,489,775
Shares converted from Class A (See Note 1)	(216,376)	(2,096,150)

Net increase (decrease)	8,743,985	$83,121,821

Year ended October 31, 2015 (a):
Shares sold	4,117,510	$40,842,711
Shares issued to shareholders in reinvestment of dividends and distributions	308,298	3,044,603
Shares redeemed	(3,794,120)	(37,655,660)

Net increase (decrease) in shares outstanding before conversion	631,688	6,231,654
Shares converted into Class A (See Note 1)	69,312	689,694
Shares converted from Class A (See Note 1)	(42,753)	(420,212)

Net increase (decrease)	658,247	$6,501,136

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	334,775	$3,207,229
Shares issued to shareholders in reinvestment of dividends and distributions	26,646	256,025
Shares redeemed	(100,533)	(956,662)

Net increase (decrease) in shares outstanding before conversion	260,888	2,506,592
Shares converted into Investor Class (See Note 1)	40,302	390,413
Shares converted from Investor Class (See Note 1)	(153,986)	(1,489,775)

Net increase (decrease)	147,204	$1,407,230

Year ended October 31, 2015 (a):
Shares sold	244,460	$2,424,774
Shares issued to shareholders in reinvestment of dividends and distributions	16,292	160,842
Shares redeemed	(64,444)	(639,740)

Net increase (decrease) in shares outstanding before conversion	196,308	1,945,876
Shares converted into Investor Class (See Note 1)	42,753	420,212
Shares converted from Investor Class (See Note 1)	(69,312)	(689,694)

Net increase (decrease)	169,749	$1,676,394

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,551,681	$24,478,271
Shares issued to shareholders in reinvestment of dividends and distributions	168,947	1,623,397
Shares redeemed	(1,534,500)	(14,687,553)

Net increase (decrease) in shares outstanding before conversion	1,186,128	11,414,115
Shares converted from Class C (See Note 1)	(8,790)	(85,778)

Net increase (decrease)	1,177,338	$11,328,337

Year ended October 31, 2015:
Shares sold	1,218,374	$12,052,727
Shares issued to shareholders in reinvestment of dividends and distributions	124,473	1,229,054
Shares redeemed	(1,266,276)	(12,542,914)

Net increase (decrease)	76,571	$738,867

32	MainStay Short Duration High Yield Fund

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	23,813,337	$228,947,127
Shares issued to shareholders in reinvestment of dividends and distributions	1,898,941	18,264,054
Shares redeemed	(22,285,115)	(212,503,333)

Net increase (decrease) in shares outstanding before conversion	3,427,163	34,707,848
Shares converted into Class I (See Note 1)	184,853	1,791,515

Net increase (decrease)	3,612,016	$36,499,363

Year ended October 31, 2015:
Shares sold	20,618,774	$204,537,268
Shares issued to shareholders in reinvestment of dividends and distributions	1,593,901	15,743,906
Shares redeemed	(10,777,380)	(106,969,873)

Net increase (decrease)	11,435,295	$113,311,301

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	7,559	$75,035
Shares issued to shareholders in reinvestment of dividends and distributions	233	2,241
Shares redeemed	(2,197)	(20,896)

Net increase (decrease)	5,595	$56,380

Year ended October 31, 2015:
Shares sold	576	$5,632
Shares issued to shareholders in reinvestment of dividends and distributions	233	2,306
Shares redeemed	(102)	(1,009)

Net increase (decrease)	707	$6,929

Class R3	Shares	Amount
Period ended October 31, 2016 (b):
Shares sold	2,709	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	87	848

Net increase (decrease)	2,796	$25,848

(a)	The 2015 conversions were included as part of Shares sold and Shares redeemed in previously issued financial statements. These amounts have been amended for comparative purposes.
(b)	Inception date was February 29, 2016.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Duration High Yield Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Duration High Yield Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

34	MainStay Short Duration High Yield Fund

Federal Income Tax Information

(Unaudited)

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay Short Duration High Yield Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

37

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

38	MainStay Short Duration High Yield Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1717395 MS316-16	MSSHY11-12/16 (NYLIM) NL232

MainStay Cornerstone Growth Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.70 –3.39%	7.16 8.38%	5.06 5.66%	1.23 1.23%
Investor Class Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–8.90 –3.60	7.01 8.23	4.99 5.58	1.35 1.35
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	–8.75 –4.30	7.12 7.42	4.79 4.79	2.10 2.10
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–5.22 –4.34	7.41 7.41	4.79 4.79	2.10 2.10
Class	Sales Charge		One Year	Five Years	Since Inception (11/2/09)	Gross Expense Ratio[2]
Class I Shares[3]	No Sales Charge		–3.17%	8.67%	9.93%	0.98%
Class	Sales Charge		One Year	Five Years	Since Inception (1/18/13)	Gross Expense Ratio[2]
Class R2 Shares[4]	No Sales Charge		–3.46%	8.26%	6.29%	1.33%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A and Class I shares reflect the historical performance of Class A and Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 11, 2013. Performance data for the classes varies based on differences in their fee and expense structures and the length of time these shares have been offered. Keystone Large Cap Growth Fund commenced operations, and Class A shares were first offered, on August 7, 2006. Class I shares were first offered on November 2, 2009.
4.	Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares, first offered as of the close of business on January 18, 2013, include the historical performance of Class A shares through January 18, 2013, adjusted for differences in certain fees and expenses. Unadjusted, the performance for the newer classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years	Since Inception
Russell 1000® Growth Index[5]	2.28%	13.65%	8.22%	9.03%
S&P 500® Index[6]	4.51	13.57	6.70	7.39
Average Lipper Multi-Cap Growth Fund[7]	–0.83	11.40	6.86	6.89

5.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is the Fund’s secondary benchmark. The S&P 500® Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Multi-Cap Growth Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have above-average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cornerstone Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Cornerstone Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,021.80	$5.79	$1,019.40	$5.79

Investor Class Shares	$1,000.00	$1,020.90	$6.91	$1,018.30	$6.90

Class B Shares	$1,000.00	$1,017.10	$10.70	$1,014.50	$10.68

Class C Shares	$1,000.00	$1,016.70	$10.70	$1,014.50	$10.68

Class I Shares	$1,000.00	$1,023.10	$4.68	$1,020.50	$4.67

Class R2 Shares	$1,000.00	$1,021.90	$6.05	$1,019.20	$6.04

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.14% for Class A, 1.36% for Investor Class, 2.11% for Class B and Class C, 0.92% for Class I and 1.19% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

Internet Software & Services	10.8%
Technology Hardware, Storage & Peripherals	7.1
Specialty Retail	6.8
Software	6.7
IT Services	4.9
Semiconductors & Semiconductor Equipment	4.9
Biotechnology	4.7
Internet & Catalog Retail	4.6
Aerospace & Defense	4.4
Health Care Providers & Services	4.4
Hotels, Restaurants & Leisure	4.4
Media	4.1
Health Care Equipment & Supplies	3.4
Food Products	3.3
Pharmaceuticals	2.3
Real Estate Investment Trusts	2.2
Beverages	2.0
Tobacco	1.8
Industrial Conglomerates	1.4
Metals & Mining	1.3
Containers & Packaging	1.2
Oil, Gas & Consumable Fuels	1.2
Personal Products	1.1
Food & Staples Retailing	1.0
Household Durables	1.0

Diversified Telecommunication Services	0.9%
Banks	0.7
Capital Markets	0.7
Communications Equipment	0.7
Wireless Telecommunication Services	0.7
Air Freight & Logistics	0.6
Chemicals	0.6
Textiles, Apparel & Luxury Goods	0.6
Life Sciences Tools & Services	0.5
Multiline Retail	0.5
Commercial Services & Supplies	0.4
Automobiles	0.3
Electronic Equipment, Instruments & Components	0.3
Household Products	0.3
Insurance	0.3
Auto Components	0.2
Distributors	0.2
Machinery	0.2
Trading Companies & Distributors	0.2
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2016 (Unaudited)

1.	Apple, Inc.

2.	Alphabet, Inc.

3.	Microsoft Corp.

4.	Amazon.com, Inc.

5.	Facebook, Inc. Class A
6.	UnitedHealth Group, Inc.

7.	Altria Group, Inc.

8.	Comcast Corp. Class A

9.	Home Depot, Inc. (The)

10.	Visa, Inc. Class A

8	MainStay Cornerstone Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC, the Fund’s former Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.1

How did MainStay Cornerstone Growth Fund perform relative to its benchmarks and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Cornerstone Growth Fund returned –3.39% for Class A shares, –3.60% for Investor Class shares, –4.30% for Class B shares and –4.34% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned –3.17% and Class R2 shares returned –3.46%. For the 12 months ended October 31, 2016, all share classes underperformed the 2.28% return of the Russell 1000® Growth Index,2 which is the Fund’s primary benchmark; the 4.51% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark; and the –0.83% return of the Average Lipper3 Multi-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

Were there any significant changes to the Fund during the reporting period?

At a meeting held on June 21–22, 2016, the Board of Trustees of MainStay Cornerstone Growth Fund terminated the Fund’s subadvisory agreement with Cornerstone Capital Management and approved Cornerstone Capital Management Holdings as the interim subadvisor to the Fund, effective July 29, 2016. The Board also approved the longer-term appointment of Cornerstone Capital Management Holdings as subadvisor and the adoption of a subadvisory agreement subject to shareholder approval. At a special meeting held on October 3, 2016, shareholders of MainStay Cornerstone Growth Fund approved the appointment of Cornerstone Capital Management Holdings as subadvisor to the Fund and the adoption of the subadvisory agreement. Also effective July 29, 2016, the Fund amended its principal investment strategies, investment process and principal risks. For more information on these and other related changes, please see the prospectus supplement dated June 24, 2016.

What factors affected the Fund’s relative performance during the reporting period?

Cornerstone Capital Management LLC

During the first nine months of the reporting period, the greatest factor that influenced the Fund’s performance relative to the Russell 1000® Growth Index was stock selection in the health care sector.

Cornerstone Capital Management Holdings LLC

During the last three months of the reporting period, the Fund outperformed the Russell 1000® Growth Index largely because of strong stock selection. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—contributed modestly to performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Cornerstone Capital Management LLC

During the first nine months of the reporting period, consumer discretionary, industrials and energy made the strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) During this portion of the reporting period, the Fund’s weakest-contributing sectors relative to the Index were health care, financials and materials.

Cornerstone Capital Management Holdings LLC

During the last three months of the reporting period, information technology, consumer discretionary and health care made the strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Growth Index. The Fund’s overweight position relative to the Index in the outperforming information technology sector and underweight position in the underperforming health care sector also helped the Fund’s performance relative to the Russell 1000 Growth® Index. During this portion of the reporting period, the weakest sector contributions to the Fund’s relative performance came from industrials, materials and financials. Weak stock selection in industrials and materials detracted from the Fund’s relative performance, while an underweight position relative to the Russell 1000® Growth Index in the outperforming financials segment also detracted.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Cornerstone Capital Management LLC

During the first nine months of the reporting period, the strongest positive contributors to the Fund’s absolute performance were health care cost-containment services company HMS Holdings; technology hardware, storage & peripherals company Apple; and online retailer Amazon.com. During this portion of the reporting period, the most substantial detractors from the

1.	Effective July 29, 2016, Cornerstone Capital Management Holdings LLC became subadvisor to the Fund. During the period ended October 31, 2016, Cornerstone Capital Management LLC subadvised the Fund from November 1, 2015, to July 29, 2016, and Cornerstone Capital Management Holdings LLC subadvised the Fund from July 29, 2016, to October 31, 2016.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

Fund’s absolute performance were pharmaceutical companies Perrigo and Alexion Pharmaceuticals and biotechnology company Puma Biotechnology.

Cornerstone Capital Management Holdings LLC

During the last three months of the reporting period, the strongest positive contributors to the Fund’s absolute performance were Apple and technology company NVIDIA. Apple produced strong returns on optimism surrounding new product launches. NVIDIA also posted strong returns on the growth of its graphic processing products in the gaming and auto segments. Well-known software and hardware maker Microsoft was also a positive contributor to the Fund’s absolute performance during the last three months of the reporting period on the strength of its cloud computing business. During this portion of the reporting period, the Fund’s weakest absolute performer was pharmaceutical company Amgen, whose shares declined on concerns over future growth. Shares of pharmaceutical company Bristol-Myers Squibb fell after the company reported disappointing results for a prospective cancer treatment. Shares of McKesson, a distributor of medical supplies and pharmaceuticals, moved lower as a result of increased price competition and margin pressure.

Did the Fund make any significant purchases or sales during the reporting period?

Cornerstone Capital Management LLC

During the first nine months of the reporting period, the Fund purchased shares of cruise line Royal Caribbean Cruises, which we believed would benefit from growth in the travel industry. We also initiated a position in NXP Semiconductors, which we believed would benefit from an acquisition by Intel. During the first nine months of the reporting period, the Fund exited its position in Apple in order to reduce the Fund’s information technology exposure. The Fund also exited its position in The Coca-Cola Company in order to make way for investments in Mobileye, Royal Caribbean and Masco.

Cornerstone Capital Management Holdings LLC

During the last three months of the reporting period, the Fund established new positions and moved to overweight positions relative to the Russell 1000 Growth® Index in online travel company Expedia and sports equipment retailer Dick’s Sporting Goods. The Fund’s investment process viewed Expedia as attractive on the basis of its valuation and improving industry trends. Dick’s Sporting Goods has not benefitted from strong industry trends, but its compelling valuation and strong earnings momentum helped it maintain an attractive profile. During this portion of the reporting period, the Fund exited several positions. In particular, it moved from overweight positions relative to the Index to a zero weight in entertainment software company Electronic Arts and construction-related materials maker Martin Marietta Materials. On a valuation basis, the Fund’s investment process viewed both companies as unattractive compared to their peers.

How did the Fund’s sector weightings change during the reporting period?

Cornerstone Capital Management LLC

During the first nine months of the reporting period, the Fund increased its exposure relative to the Russell 1000® Growth Index in the consumer discretionary and financials sectors. During the same portion of the reporting period, the Fund decreased its exposure relative to the Index in the health care and consumer staples sectors.

Cornerstone Capital Management Holdings LLC

During the last three months of the reporting period, the Fund modestly increased its weightings relative to the Russell 1000 Growth® Index in the consumer discretionary and health care sectors. During this portion of the reporting period, the Fund modestly reduced its weightings relative to the Index in the financials and materials sectors.

How was the Fund positioned at the end of the reporting period?

Cornerstone Capital Management Holdings LLC

As of October 31, 2016, the Fund held a modestly overweight position relative to the Russell 1000® Growth Index in the information technology and consumer discretionary sectors. As of the same date, the Fund held modestly underweight positions relative to the Russell 1000® Growth Index in the financials and industrials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cornerstone Growth Fund

Portfolio of Investments October 31, 2016

	Shares	Value

Common Stocks 99.5%†
Aerospace & Defense 4.4%
Boeing Co. (The)	51,049	$7,270,909
BWX Technologies, Inc.	28,475	1,116,790
Huntington Ingalls Industries, Inc.	16,001	2,581,921
Lockheed Martin Corp.	24,618	6,065,383
Northrop Grumman Corp.	13,333	3,053,257
Spirit AeroSystems Holdings, Inc. Class A (a)	46,751	2,354,380

		22,442,640

Air Freight & Logistics 0.6%
United Parcel Service, Inc. Class B	30,115	3,245,192

Auto Components 0.2%
Visteon Corp.	17,449	1,232,074

Automobiles 0.3%
Thor Industries, Inc.	18,572	1,472,945

Beverages 2.0%
Coca-Cola Co. (The)	78,120	3,312,288
Constellation Brands, Inc. Class A	538	89,911
Dr. Pepper Snapple Group, Inc.	17,927	1,573,811
PepsiCo., Inc.	52,157	5,591,230

		10,567,240

Biotechnology 4.7%
AbbVie, Inc.	73,749	4,113,719
Amgen, Inc.	44,675	6,306,323
Biogen, Inc. (a)	18,637	5,221,715
Celgene Corp. (a)	11,769	1,202,556
Gilead Sciences, Inc.	103,130	7,593,462

		24,437,775

Building Products 0.1%
AO Smith Corp.	7,262	328,024
Owens Corning	6,733	328,436

		656,460

Capital Markets 0.7%
Artisan Partners Asset Management, Inc. Class A	21,020	546,520
Donnelley Financial Solutions, Inc. (a)	10,235	219,541
Lazard, Ltd. Class A	372	13,563
LPL Financial Holdings, Inc.	47,808	1,480,136
State Street Corp.	20,095	1,410,870

		3,670,630

Chemicals 0.6%
AdvanSix, Inc. (a)	401	6,400
E.I. du Pont de Nemours & Co.	43,438	2,988,100

		2,994,500

	Shares	Value

Commercial Services & Supplies 0.4%
LSC Communications, Inc.	10,235	$248,097
RR Donnelley & Sons Co.	27,295	484,486
Waste Management, Inc.	20,044	1,316,089

		2,048,672

Communications Equipment 0.7%
F5 Networks, Inc. (a)	27,281	3,770,507

Construction & Engineering 0.1%
Quanta Services, Inc. (a)	10,180	292,675

Construction Materials 0.1%
Eagle Materials, Inc.	6,263	507,115

Containers & Packaging 1.2%
Berry Plastics Group, Inc. (a)	69,852	3,056,025
Packaging Corp. of America	39,312	3,243,240

		6,299,265

Distributors 0.2%
Genuine Parts Co.	8,904	806,613

Diversified Telecommunication Services 0.9%
Verizon Communications, Inc.	97,375	4,683,738

Electronic Equipment, Instruments & Components 0.3%
Ingram Micro, Inc. Class A	39,925	1,485,210

Food & Staples Retailing 1.0%
Costco Wholesale Corp.	2,820	416,993
CVS Health Corp.	20,424	1,717,658
Kroger Co. (The)	33,712	1,044,398
Sysco Corp.	41,113	1,978,358

		5,157,407

Food Products 3.3%
Campbell Soup Co.	60,840	3,306,046
General Mills, Inc.	13,084	810,946
Hain Celestial Group, Inc. (The) (a)	41,006	1,491,388
Ingredion, Inc.	20,898	2,741,191
Pilgrim’s Pride Corp.	133,845	2,923,175
Post Holdings, Inc. (a)	35,423	2,700,295
Tyson Foods, Inc. Class A	46,013	3,260,021

		17,233,062

Health Care Equipment & Supplies 3.4%
Becton Dickinson & Co.	26,764	4,493,943
Boston Scientific Corp. (a)	55,855	1,228,810
Danaher Corp.	7,954	624,787

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of October 31, 2016. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Hill-Rom Holdings, Inc.	38,258	$2,119,876
Hologic, Inc. (a)	88,237	3,177,414
IDEXX Laboratories, Inc. (a)	15,935	1,707,276
Intuitive Surgical, Inc. (a)	1,447	972,500
ResMed, Inc.	50,142	2,996,987

		17,321,593

Health Care Providers & Services 4.4%
Aetna, Inc.	30,564	3,281,045
AmerisourceBergen Corp.	28,680	2,016,778
Anthem, Inc.	13,770	1,678,012
Express Scripts Holding Co. (a)	22,593	1,522,768
McKesson Corp.	13,522	1,719,593
♦UnitedHealth Group, Inc.	66,968	9,464,587
WellCare Health Plans, Inc. (a)	26,678	3,028,220

		22,711,003

Hotels, Restaurants & Leisure 4.4%
Brinker International, Inc.	58,557	2,883,347
Domino’s Pizza, Inc.	87	14,724
International Game Technology PLC	113,710	3,265,751
Las Vegas Sands Corp.	67,911	3,930,689
McDonald’s Corp.	19,040	2,143,333
Six Flags Entertainment Corp.	15,011	835,362
Starbucks Corp.	44,841	2,379,712
Vail Resorts, Inc.	19,834	3,162,333
Wyndham Worldwide Corp.	47,197	3,107,450
Yum! Brands, Inc.	12,059	1,040,450

		22,763,151

Household Durables 1.0%
Garmin, Ltd.	12,709	614,607
Leggett & Platt, Inc.	20,500	940,540
Newell Brands, Inc.	14,540	698,211
Tempur Sealy International, Inc. (a)	25,182	1,361,591
Tupperware Brands Corp.	23,288	1,386,102

		5,001,051

Household Products 0.3%
Energizer Holdings, Inc.	3,981	185,156
Spectrum Brands Holdings, Inc.	9,475	1,281,399

		1,466,555

Industrial Conglomerates 1.4%
3M Co.	17,858	2,951,927
General Electric Co.	88,712	2,581,519
Honeywell International, Inc.	16,458	1,805,114

		7,338,560

Insurance 0.3%
Allied World Assurance Co. Holdings, A.G.	19,469	836,778
Lincoln National Corp.	17,678	867,813

		1,704,591

	Shares	Value

Internet & Catalog Retail 4.6%
♦Amazon.com, Inc. (a)	22,910	$18,094,776
Expedia, Inc.	25,507	3,296,270
Liberty Interactive Corp. QVC Group Class A (a)	81,842	1,513,258
Priceline Group, Inc. (The) (a)	490	722,373

		23,626,677

Internet Software & Services 10.8%
Akamai Technologies, Inc. (a)	2,218	154,084
♦Alphabet, Inc.
Class A (a)	16,238	13,151,156
Class C (a)	16,653	13,064,945
eBay, Inc. (a)	97,951	2,792,583
♦Facebook, Inc. Class A (a)	133,604	17,500,788
GoDaddy, Inc. Class A (a)	85,916	3,074,934
IAC/InterActiveCorp	41,324	2,662,919
VeriSign, Inc. (a)	37,127	3,119,410

		55,520,819

IT Services 4.9%
Accenture PLC Class A	6,195	720,107
CoreLogic, Inc. (a)	16,517	702,964
Euronet Worldwide, Inc. (a)	18,397	1,463,481
Fidelity National Information Services, Inc.	4,585	338,923
Global Payments, Inc.	22,973	1,666,002
International Business Machines Corp.	21,907	3,366,887
MasterCard, Inc. Class A	47,891	5,125,295
PayPal Holdings, Inc. (a)	27,991	1,166,105
Teradata Corp. (a)	101,580	2,738,597
♦Visa, Inc. Class A	94,714	7,814,852

		25,103,213

Life Sciences Tools & Services 0.5%
Charles River Laboratories International, Inc. (a)	22,255	1,688,710
Quintiles IMS Holdings ,Inc. (a)	1,845	132,360
Waters Corp. (a)	5,048	702,379

		2,523,449

Machinery 0.2%
Trinity Industries, Inc.	41,235	880,367

Media 4.1%
AMC Networks, Inc. Class A (a)	30,571	1,495,839
Cable One, Inc.	1,880	1,084,271
Charter Communications, Inc. Class A (a)	8,008	2,001,119
Clear Channel Outdoor Holdings, Inc. Class A	5,719	32,884
♦Comcast Corp. Class A	147,006	9,087,911
DISH Network Corp. Class A (a)	459	26,879
Interpublic Group of Cos., Inc. (The)	36,419	815,422
Omnicom Group, Inc.	22,561	1,800,819
Walt Disney Co. (The)	50,160	4,649,330

		20,994,474

12	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Metals & Mining 1.3%
Newmont Mining Corp.	74,918	$2,774,963
Steel Dynamics, Inc.	82,162	2,256,169
United States Steel Corp.	82,242	1,590,560

		6,621,692

Multiline Retail 0.5%
Dollar General Corp.	14,467	999,525
Nordstrom, Inc.	31,038	1,613,976

		2,613,501

Oil, Gas & Consumable Fuels 1.2%
Apache Corp.	6,142	365,326
Marathon Petroleum Corp.	6,307	274,922
Newfield Exploration Co. (a)	6,383	259,086
ONEOK, Inc.	67,473	3,267,717
QEP Resources, Inc.	14,038	225,591
Rice Energy, Inc. (a)	9,372	207,028
SM Energy Co.	13,669	459,688
Southwestern Energy Co. (a)	33,346	346,465
Targa Resources Corp.	8,840	388,076
Williams Cos., Inc. (The)	11,494	335,625

		6,129,524

Personal Products 1.1%
Herbalife, Ltd. (a)	49,501	3,003,721
Nu Skin Enterprises, Inc. Class A	47,060	2,901,249

		5,904,970

Pharmaceuticals 2.3%
Bristol-Myers Squibb Co.	29,459	1,499,758
Eli Lilly & Co.	12,512	923,886
Johnson & Johnson	35,676	4,138,059
Mallinckrodt PLC (a)	41,308	2,447,912
Mylan N.V. (a)	80,278	2,930,147

		11,939,762

Real Estate Investment Trusts 2.2%
American Tower Corp.	44,918	5,263,940
Equity LifeStyle Properties, Inc.	19,005	1,441,339
Gaming and Leisure Properties, Inc.	13,935	457,486
Lamar Advertising Co. Class A	671	42,575
Public Storage	10,055	2,148,955
Senior Housing Properties Trust	95,697	2,035,475
Simon Property Group, Inc.	230	42,771

		11,432,541

Semiconductors & Semiconductor Equipment 4.9%
Applied Materials, Inc.	112,808	3,280,457
Broadcom, Ltd.	1,756	299,012
Cree, Inc. (a)	4,890	109,047
Intel Corp.	97,045	3,383,959
KLA-Tencor Corp.	23,226	1,744,505
Lam Research Corp.	35,967	3,483,763

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc. (a)	81,606	$1,400,359
NVIDIA Corp.	57,182	4,069,071
ON Semiconductor Corp. (a)	122,851	1,433,671
Qorvo, Inc. (a)	32,363	1,801,001
QUALCOMM, Inc.	17,919	1,231,394
Texas Instruments, Inc.	46,127	3,268,098

		25,504,337

Software 6.7%
Activision Blizzard, Inc.	59,020	2,547,894
Citrix Systems, Inc. (a)	41,154	3,489,859
♦Microsoft Corp.	425,996	25,525,680
Nuance Communications, Inc. (a)	51,889	727,484
Oracle Corp.	4,732	181,804
VMware, Inc. Class A (a)	24,744	1,944,878

		34,417,599

Specialty Retail 6.8%
Best Buy Co., Inc.	74,028	2,880,429
Burlington Stores, Inc. (a)	18,319	1,372,826
Dick’s Sporting Goods, Inc.	52,622	2,928,414
Foot Locker, Inc.	36,786	2,456,201
Gap, Inc. (The)	82,850	2,285,832
♦Home Depot, Inc. (The)	65,455	7,986,165
Lowe’s Cos., Inc.	81,287	5,417,779
Michaels Cos., Inc. (The) (a)	57,733	1,342,292
Murphy U.S.A., Inc. (a)	26,426	1,817,580
Ross Stores, Inc.	41,493	2,594,972
TJX Cos., Inc. (The)	26,272	1,937,560
Urban Outfitters, Inc. (a)	63,787	2,133,675

		35,153,725

Technology Hardware, Storage & Peripherals 7.1%
♦Apple, Inc.	275,194	31,245,527
NCR Corp. (a)	68,344	2,395,457
NetApp, Inc.	83,090	2,820,075

		36,461,059

Textiles, Apparel & Luxury Goods 0.6%
Michael Kors Holdings, Ltd. (a)	18,075	917,849
NIKE, Inc. Class B	12,797	642,153
PVH Corp.	12,890	1,378,972

		2,938,974

Tobacco 1.8%
♦Altria Group, Inc.	141,918	9,383,618

Trading Companies & Distributors 0.2%
United Rentals, Inc. (a)	14,026	1,061,207

Wireless Telecommunication Services 0.7%
T-Mobile U.S., Inc. (a)	70,080	3,485,078

Total Common Stocks (Cost $478,231,092)		513,006,810

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value

Exchange-Traded Fund (b) 0.7%
Banks 0.7%
iShares Russell 1000 Growth ETF	33,969	$3,456,006

Total Exchange-Traded Fund (Cost $3,564,024)		3,456,006

Total Investments (Cost $481,795,116) (c)	100.2%	516,462,816

Other Assets, Less Liabilities	(0.2)	(1,211,144)
Net Assets	100.0%	$515,251,672
(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of October 31, 2016, cost was $482,102,323 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$57,085,948
Gross unrealized depreciation	(22,725,455)

Net unrealized appreciation	$34,360,493

The following abbreviation is used in the preceding pages:

ETF—Exchange Traded Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$513,006,810	$—	$—	$513,006,810
Exchange-Traded Fund	3,456,006	—	—	3,456,006

Total Investments in Securities	$516,462,816	$—	$—	$516,462,816

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $481,795,116)	$516,462,816
Cash	6,993
Receivables:
Dividends and interest	274,154
Fund shares sold	64,177
Other assets	22,767

Total assets	516,830,907

Liabilities
Payables:
Fund shares redeemed	765,272
Manager (See Note 3)	389,029
Transfer agent (See Note 3)	215,372
NYLIFE Distributors (See Note 3)	131,867
Shareholder communication	48,419
Professional fees	15,680
Custodian	5,311
Trustees	1,584
Accrued expenses	6,701

Total liabilities	1,579,235

Net assets	$515,251,672

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,816
Additional paid-in capital	441,518,350

441,536,166
Net investment loss	(1,744,952)
Accumulated net realized gain (loss) on investments	40,792,758
Net unrealized appreciation (depreciation) on investments	34,667,700

Net assets	$515,251,672

Class A
Net assets applicable to outstanding shares	$260,670,315

Shares of beneficial interest outstanding	8,965,994

Net asset value per share outstanding	$29.07
Maximum sales charge (5.50% of offering price)	1.69

Maximum offering price per share outstanding	$30.76

Investor Class
Net assets applicable to outstanding shares	$200,771,701

Shares of beneficial interest outstanding	6,956,226

Net asset value per share outstanding	$28.86
Maximum sales charge (5.50% of offering price)	1.68

Maximum offering price per share outstanding	$30.54

Class B
Net assets applicable to outstanding shares	$33,468,112

Shares of beneficial interest outstanding	1,197,412

Net asset value and offering price per share outstanding	$27.95

Class C
Net assets applicable to outstanding shares	$4,830,597

Shares of beneficial interest outstanding	172,865

Net asset value and offering price per share outstanding	$27.94

Class I
Net assets applicable to outstanding shares	$15,472,999

Shares of beneficial interest outstanding	522,417

Net asset value and offering price per share outstanding	$29.62

Class R2
Net assets applicable to outstanding shares	$37,948

Shares of beneficial interest outstanding	1,311

Net asset value and offering price per share outstanding (a)	$28.94

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends	$7,994,175
Interest	6,849

Total income	8,001,024

Expenses
Manager (See Note 3)	5,803,817
Transfer agent (See Note 3)	2,092,811
Distribution/Service—Class A (See Note 3)	673,890
Distribution/Service—Investor Class (See Note 3)	518,798
Distribution/Service—Class B (See Note 3)	369,169
Distribution/Service—Class C (See Note 3)	51,082
Distribution/Service—Class R2 (See Note 3)	98
Shareholder communication	167,487
Registration	103,114
Professional fees	95,123
Trustees	21,734
Custodian	17,426
Shareholder service (See Note 3)	39
Miscellaneous	35,756

Total expenses before waiver/reimbursement	9,950,344
Expense waiver/reimbursement from Manager (See Note 3)	(177,196)
Reimbursement from custodian (a)	(26,161)

Net expenses	9,746,987

Net investment income (loss)	(1,745,963)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	53,940,558
Net change in unrealized appreciation (depreciation) on investments	(101,445,617)

Net realized and unrealized gain (loss) on investments	(47,505,059)

Net increase (decrease) in net assets resulting from operations	$(49,251,022)

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

16	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,745,963)	$(3,574,948)
Net realized gain (loss) on investments	53,940,558	80,826,543
Net change in unrealized appreciation (depreciation) on investments	(101,445,617)	(22,025,853)

Net increase (decrease) in net assets resulting from operations	(49,251,022)	55,225,742

Distributions to shareholders:
From net realized gain on investments:
Class A	(20,348,579)	(26,165,915)
Investor Class	(15,624,162)	(21,114,525)
Class B	(3,095,416)	(4,630,871)
Class C	(375,644)	(435,809)
Class I	(36,246,917)	(48,731,200)
Class R2	(2,393)	(2,823)

Total distributions to shareholders	(75,693,111)	(101,081,143)

Capital share transactions (a):
Net proceeds from sale of shares	65,959,219	105,359,689
Net asset value of shares issued to shareholders in reinvestment of distributions	75,064,335	100,526,565
Cost of shares redeemed	(600,358,292)	(215,308,005)

Increase (decrease) in net assets derived from capital share transactions	(459,334,738)	(9,421,751)

Net increase (decrease) in net assets	(584,278,871)	(55,277,152)

Net Assets
Beginning of year	1,099,530,543	1,154,807,695

End of year	$515,251,672	$1,099,530,543

Net investment income (loss)	$(1,744,952)	$—

(a)	The 2015 amounts disclosed in previously issued financial statements have been amended for shares converted for comparative purposes (See Note 9).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,				July 1, 2013 through October 31,		Year ended June 30,
Class A	2016		2015	2014	2013***		2013	2012****
Net asset value at beginning of period	$32.33		$33.75	$32.09	$29.72		$29.41	$30.71

Net investment income (loss) (a)	(0.04)		(0.12)	(0.09)	(0.01)		0.10	(0.07)
Net realized and unrealized gain (loss) on investments	(0.97)		1.68	3.35	3.88		2.57	0.16

Total from investment operations	(1.01)		1.56	3.26	3.87		2.67	0.09

Less dividends and distributions:
From net investment income	—		—	(0.02)	—		(0.06)	—
From net realized gain on investments	(2.25)		(2.98)	(1.58)	(1.50)		(2.30)	(1.39)

Total dividends and distributions	(2.25)		(2.98)	(1.60)	(1.50)		(2.36)	(1.39)

Net asset value at end of period	$29.07		$32.33	$33.75	$32.09		$29.72	$29.41

Total investment return (b)	(3.39%)		4.83%	10.74%	13.40	% (c)	9.64%	0.72%
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.15%)		(0.38%)	(0.34%)	(0.23	%)††	0.32%	(0.24%)
After expense waivers and reimbursements	(0.14	%)(d)	(0.36%)	(0.30%)	(0.14	%)††	0.34%	(0.24%)
Ratios of expenses to average net assets:
Before waivers/reimbursements of expenses	1.16%		1.19%	1.21%	1.26	% ††	1.21%	1.34%
After expense waivers and reimbursements	1.15	% (e)	1.17%	1.17%	1.17	% ††	1.19%	1.34%
Portfolio turnover rate	137%		118%	88%	36%		98%	114%
Net assets at end of period (in 000’s)	$260,670		$294,445	$298,913	$316,746		$272,378	$35,680

***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Without the custody fee reimbursement, net investment loss After expense waivers and reimbursements would have been (0.15%).
(e)	Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Year ended October 31,			July 1, 2013 through October 31,		January 18, 2013** through June 30,
Investor Class	2016	2015	2014	2013***		2013
Net asset value at beginning of period	$32.17	$33.64	$32.01	$29.64		$29.20	†

Net investment income (loss) (a)	(0.10)	(0.16)	(0.14)	(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	(0.96)	1.67	3.35	3.87		0.47

Total from investment operations	(1.06)	1.51	3.21	3.87		0.44

Less distributions:
From net realized gain on investments	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$28.86	$32.17	$33.64	$32.01		$29.64

Total investment return (b)	(3.60%)	4.72%	10.58%	13.44	% (c)	1.51	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(0.34%)	(0.51%)	(0.43%)	(0.01	%)††	(0.25	%)††
Ratios of expenses to average net assets:	1.35%	1.32%	1.30%	1.05	% ††	1.77	% ††
Portfolio turnover rate	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$200,772	$224,402	$239,712	$245,125		$233,120

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class B	2016	2015	2014	2013***		2013
Net asset value at beginning of period	$31.45	$33.18	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.30)	(0.40)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	(0.95)	1.65	3.32	3.85		0.47

Total from investment operations	(1.25)	1.25	2.95	3.77		0.34

Less distributions:
From net realized gain on investments	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$27.95	$31.45	$33.18	$31.81		$29.54

Total investment return (b)	(4.30%)	3.91%	9.79%	13.14	% (c)	1.16	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(1.09%)	(1.26%)	(1.17%)	(0.76	%)††	(0.99	%)††
Ratios of expenses to average net assets:	2.10%	2.07%	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$33,468	$43,403	$51,495	$59,371		$55,524

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended October 31,			July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class C	2016	2015	2014	2013***		2013
Net asset value at beginning of period	$31.44	$33.17	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.31)	(0.39)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	(0.94)	1.64	3.31	3.85		0.47

Total from investment operations	(1.25)	1.25	2.94	3.77		0.34

Less distributions:
From net realized gain on investments	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$27.94	$31.44	$33.17	$31.81		$29.54

Total investment return (b)	(4.34%)	3.94%	9.76%	13.14	% (c)	1.16	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(1.10%)	(1.25%)	(1.19%)	(0.76	%)††	(1.00	%)††
Ratios of expenses to average net assets:	2.10%	2.07%	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$4,831	$5,265	$4,880	$4,325		$3,851

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,			July 1, 2013 through October 31,		Year ended June 30,
Class I	2016	2015	2014	2013***		2013	2012****
Net asset value at beginning of period	$32.83	$34.14	$32.44	$30.01		$29.63	$30.84

Net investment income (loss) (a)	(0.02)	(0.04)	(0.02)	0.01		0.17	0.00 ‡
Net realized and unrealized gain (loss) on investments	(0.94)	1.71	3.39	3.92		2.61	0.18

Total from investment operations	(0.96)	1.67	3.37	3.93		2.78	0.18

Less dividends and distributions:
From net investment income	—	—	(0.09)	—		(0.10)	—
From net realized gain on investments	(2.25)	(2.98)	(1.58)	(1.50)		(2.30)	(1.39)

Total dividends and distributions	(2.25)	(2.98)	(1.67)	(1.50)		(2.40)	(1.39)

Net asset value at end of period	$29.62	$32.83	$34.14	$32.44		$30.01	$29.63

Total investment return (b)	(3.17%)	5.12%	11.00%	13.51	% (c)	9.91%	1.02%
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.12%)	(0.13%)	(0.09%)	0.04	%††	0.55%	0.01%
After expense waivers and reimbursements	(0.07%)	(0.11%)	(0.05%)	0.11	%††	0.58%	0.01%
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	0.98%	0.94%	0.96%	0.99	%††	1.00%	1.10%
After expense waivers and reimbursements	0.92%	0.92%	0.92%	0.92	%††	0.97%	1.10%
Portfolio turnover rate	137%	118%	88%	36%		98%	114%
Net assets at end of period (in 000’s)	$15,473	$531,981	$559,776	$569,795		$450,402	$289,136

***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Year ended October 31,			July 1, 2013 through October 31,		January 18, 2013** through June 30,
Class R2	2016	2015	2014	2013***		2013
Net asset value at beginning of period	$32.22	$33.68	$32.04	$29.70		$29.20	†

Net investment income (loss) (a)	(0.06)	(0.15)	(0.14)	(0.04)		0.03
Net realized and unrealized gain (loss) on investments	(0.97)	1.67	3.36	3.88		0.47

Total from investment operations	(1.03)	1.52	3.22	3.84		0.50

Less distributions:
From net realized gain on investments	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$28.94	$32.22	$33.68	$32.04		$29.70

Total investment return (b)	(3.46%)	4.72%	10.60%	13.30	% (c)	1.71	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(0.23%)	(0.48%)	(0.44%)	(0.37	%)††	0.23	% ††
Ratios of expenses to average net assets:	1.24%	1.29%	1.31%	1.39	% ††	1.30	% ††
Portfolio turnover rate	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$38	$34	$32	$29		$25

**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

20	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cornerstone Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company, served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently offers six classes of shares. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declined depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

21

Notes to Financial Statements (continued)

independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The

22	MainStay Cornerstone Growth Fund

valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

23

Notes to Financial Statements (continued)

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), an affiliate of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an amended and restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor. Prior to July 29, 2016, Cornerstone Capital Management LLC served as Subadvisor to the Fund.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion.

Prior to July 29, 2016, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million;

0.675% from $500 million to $1 billion; and 0.65% in excess of $1 billion. During the year ended October 31, 2016, the effective management fee rate was 0.69%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares do not exceed 1.34% and 1.09% of its average daily net assets, respectively. Total Annual Fund Operating Expenses exclude taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and fees and expenses of any other funds in which the Fund invests. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses applicable to Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%. These voluntary waivers may be discontinued at any time without notice.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $5,803,817 and waived its fees and/or reimbursed expenses in the amount of $177,196.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

24	MainStay Cornerstone Growth Fund

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $10,643 and $18,087, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $602, $53, $54,378 and $746, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$425,782
Investor Class	736,267
Class B	130,979
Class C	18,092
Class I	781,633
Class R2	58

(E)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$32,216	84.9%

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$41,099,965	$(1,744,952)	$34,360,493	$73,715,506

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to late year loss deferrals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,011	$(12,822,575)	$12,821,564

The reclassifications for the Fund are primarily due to distributions in connection with redemption of fund shares.

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$10,524,950	$39,053,386
Long-Term Capital Gain	65,168,161	62,027,757
Total	$75,693,111	$101,081,143

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow

25

Notes to Financial Statements (continued)

money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $1,167,267 and $1,698,947, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	206,783	$5,943,024
Shares issued to shareholders in reinvestment of dividends and distributions	663,835	20,074,367
Shares redeemed	(1,207,192)	(34,998,495)

Net increase (decrease) in shares outstanding before conversion	(336,574)	(8,981,104)
Shares converted into Class A (See Note 1)	316,704	9,154,855
Shares converted from Class A (See Note 1)	(121,061)	(3,387,764)

Net increase (decrease)	(140,931)	$(3,214,013)

Year ended October 31, 2015 (a):
Shares sold	350,430	$11,263,255
Shares issued to shareholders in reinvestment of dividends and distributions	815,836	25,788,573
Shares redeemed	(1,358,406)	(43,755,124)

Net increase (decrease) in shares outstanding before conversion	(192,140)	(6,703,296)
Shares converted into Class A (See Note 1)	568,270	18,536,588
Shares converted from Class A (See Note 1)	(126,545)	(3,904,018)

Net increase (decrease)	249,585	$7,929,274

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	143,634	$4,087,994
Shares issued to shareholders in reinvestment of dividends and distributions	518,062	15,578,240
Shares redeemed	(711,633)	(20,445,994)

Net increase (decrease) in shares outstanding before conversion	(49,937)	(779,760)
Shares converted into Investor Class (See Note 1)	284,858	8,056,084
Shares converted from Investor Class (See Note 1)	(253,383)	(7,281,537)

Net increase (decrease)	(18,462)	$(5,213)

Year ended October 31, 2015 (a):
Shares sold	161,409	$5,160,775
Shares issued to shareholders in reinvestment of dividends and distributions	669,014	21,073,910
Shares redeemed	(771,057)	(24,724,494)

Net increase (decrease) in shares outstanding before conversion	59,366	1,510,191
Shares converted into Investor Class (See Note 1)	298,045	9,286,701
Shares converted from Investor Class (See Note 1)	(507,496)	(16,523,735)

Net increase (decrease)	(150,085)	$(5,726,843)

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	134,850	$3,734,749
Shares issued to shareholders in reinvestment of dividends and distributions	105,220	3,085,052
Shares redeemed	(187,188)	(5,226,872)

Net increase (decrease) in shares outstanding before conversion	52,882	1,592,929
Shares converted from Class B (See Note 1)	(235,650)	(6,541,638)

Net increase (decrease)	(182,768)	$(4,948,709)

Year ended October 31, 2015 (a):
Shares sold	142,226	$4,475,554
Shares issued to shareholders in reinvestment of dividends and distributions	149,109	4,620,880
Shares redeemed	(224,728)	(7,044,405)

Net increase (decrease) in shares outstanding before conversion	66,607	2,052,029
Shares converted from Class B (See Note 1)	(238,545)	(7,395,536)

Net increase (decrease)	(171,938)	$(5,343,507)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	40,251	$1,127,517
Shares issued to shareholders in reinvestment of dividends and distributions	11,361	333,118
Shares redeemed	(46,193)	(1,275,178)

Net increase (decrease)	5,419	$185,457

Year ended October 31, 2015:
Shares sold	45,330	$1,437,134
Shares issued to shareholders in reinvestment of dividends and distributions	12,297	381,075
Shares redeemed	(37,295)	(1,151,555)

Net increase (decrease)	20,332	$666,654

26	MainStay Cornerstone Growth Fund

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,769,743	$51,054,595
Shares issued to shareholders in reinvestment of dividends and distributions	1,170,825	35,991,165
Shares redeemed	(18,622,704)	(538,404,525)

Net increase (decrease)	(15,682,136)	$(451,358,765)

Year ended October 31, 2015:
Shares sold	2,546,968	$83,022,254
Shares issued to shareholders in reinvestment of dividends and distributions	1,519,654	48,659,304
Shares redeemed	(4,256,664)	(138,632,427)

Net increase (decrease)	(190,042)	$(6,950,869)

Class R2	Shares	Amount
Year ended October 31, 2016:
Shares sold	419	$11,340
Shares issued to shareholders in reinvestment of dividends and distributions	79	2,393
Shares redeemed	(245)	(7,228)

Net increase (decrease)	253	$6,505

Year ended October 31, 2015:
Shares sold	22	$717
Shares issued to shareholders in reinvestment of dividends and distributions	90	2,823

Net increase (decrease)	112	$3,540

(a)	The 2015 conversions were included as part of shares sold and shares redeemed in previously issued financial statements. These amounts have been amended for comparative purposes.

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Results of Shareholder Meeting

At a meeting held on June 21-22, 2016, the Board approved the following changes which became effective on or about July 29, 2016, (i) Cornerstone Capital Management Holdings LLC, an affiliate of New York Life Investments, to serve as subadvisor to the Fund on an interim basis pursuant to the terms of an interim subadvisory agreement; (ii) modification of the Fund’s principal investment strategies, investment process and principal risks; (iii) lowering the management fee at certain levels and introducing a new management fee breakpoint; (iv) and the termination of the subadvisory agreement between

New York Life Investments, on behalf of the Fund, and Cornerstone Capital Management LLC, the then-existing subadvisor for the Fund. The Board also approved the longer-term appointment of the new subadvisor and the adoption of a subadvisory agreement so that the new subadvisor may serve as subadvisor to the Fund on the uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval.

A Special Meeting of shareholders of the Fund was held at the offices of New York Life Investments, 51 Madison Avenue, New York, New York 10010 on Monday, October 3, 2016 at 10:00 a.m., Eastern time, pursuant to due notice to approve the two proposals set forth below.

Both of the proposals passed.

The results of the October 3, 2016 meeting were as follows:

Proposal 1—To approve a new subadvisory agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC:

Votes For	Votes Against	Abstentions	Total
9,740,544	781,238	684,965	11,206,747

Proposal 2—To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval.

Votes For	Votes Against	Abstentions	Total
7,768,409	2,805,549	632,789	11,206,747

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

Effective February 28, 2017, Class B shares of the MainStay Group of Funds will be closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges. Class B shareholders will continue to be subject to any applicable contingent deferred sales charge at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, will remain unchanged. Unless redeemed, Class B Shares shareholders will remain in Class B shares of their respective Fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Cornerstone Growth Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the four-month period ended October 31, 2013, and the year or period ended June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2012 were audited by other auditors, whose report thereon dated August 27, 2012, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Cornerstone Growth Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the four-month period ended October 31, 2013, and the year or period ended June 30, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

28	MainStay Cornerstone Growth Fund

Board Consideration and Approval of Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At an in-person meeting held on June 21–22, 2016, the Board of Trustees of the MainStay Group of Funds (“Board”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), of the Trust (“Independent Trustees”), approved a repositioning of the MainStay Cornerstone Growth Fund (the “Fund”), which resulted in modifying the Fund’s principal investment strategies, investment process and principal risks (the “Repositioning”), and the appointment of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) on an interim basis to replace Cornerstone Capital Management LLC (“CCM”) as subadvisor to the Fund. CCM was last approved as the subadvisor to the Fund by the initial shareholder of the Fund on October 25, 2012 and its continuance was last approved by the Board at its meetings held on December 8-10, 2015. Cornerstone Holdings was appointed pursuant to an Interim Subadvisory Agreement, which was approved by the Board at the June 21–22, 2016 meeting, as permitted by Rule 15a-4 under the 1940 Act. At the June 21–22, 2016 meeting, the Board also approved the longer-term appointment of Cornerstone Holdings as subadvisor to the Fund and the adoption of the proposed new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”) and Cornerstone Holdings (“Proposed Subadvisory Agreement”) with respect to the Fund, subject to shareholder approval.

In reaching its decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with the Repositioning, as well as other relevant information furnished to the Board throughout the year. The Board also requested and received responses from Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided by New York Life Investments on the fees charged to other investment advisory clients that follow investment strategies similar to those proposed for the Fund, and the rationale for any differences in the Fund’s subadvisory fees and the fees charged to those other investment advisory clients.

In considering the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Cornerstone Holdings; (ii) the investment performance of the Fund and the historical investment performance of similar funds managed or subadvised by Cornerstone Holdings; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by Cornerstone Holdings, from its relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reason-

ableness of the Fund’s proposed fees, including the subadvisory fees to be paid to Cornerstone Holdings, particularly as compared to similar funds and accounts managed or subadvised by Cornerstone Holdings, and third-party “peer funds” identified by New York Life Investments.

While individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning, as well as other relevant information provided to the Trustees throughout the year. The Board took note of New York Life Investments’ belief that Cornerstone Holdings, with its resources and historical investment performance track records, is well qualified to serve as the Fund’s subadvisor. A summary of the factors that figured prominently in the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by Cornerstone Holdings

In considering the approval of the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund noting that New York Life Investments has supervisory responsibility for the Fund’s subadvisor. The Board also examined the nature, extent and quality of the services that Cornerstone Holdings proposes to provide to the Fund. Further, the Board evaluated and/or examined the following with regard to Cornerstone Holdings

•	experience in serving as subadvisor of other similar funds, including other MainStay Funds;

•	experience in providing investment advisory services;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment;

•	willingness to invest in personnel who may benefit the Fund;

•	experience of the Fund’s proposed portfolio managers, the number of accounts managed by each portfolio manager and Cornerstone Holdings’ methods for compensating portfolio managers; and

•	overall reputation, financial condition, and assets under management.

Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the Fund is likely to benefit from appointing Cornerstone Holdings as subadvisor to the Fund.

Investment Performance

In connection with the Board’s consideration of the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered the Fund’s investment performance in recent periods, the Board’s ongoing discussions with New York Life Investments about the Board’s concerns regarding the Fund’s recent

29

Board Consideration and Approval of Subadvisory Agreement (Unaudited) (continued)

investment performance, and other alternatives to the Repositioning. The Board also considered steps taken to seek to improve the Fund’s investment performance and the Board’s previous experience with Cornerstone Holdings. The Board further noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund as repositioned was not available.

The Board discussed with New York Life Investments and the Fund’s proposed portfolio management team, the Fund’s proposed investment process, strategies and risks. The Board considered various aspects of the Fund’s proposed investment processes and strategies. Additionally, the Board considered the historical performance of other investment funds with similar investment processes that are or have been managed by the proposed fund managers for the Fund. The Board noted that Cornerstone Holdings had not previously managed a fund with the investment strategies proposed for the Fund but proposed to employ a quantitatively driven growth equity investment process that is substantially similar to the process it employs for other funds, including funds that have similar investment strategies to the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by Cornerstone Holdings.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the selection of Cornerstone Holdings as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Cornerstone Holdings

The Board considered the estimated costs of the services to be provided by Cornerstone Holdings under the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement and the anticipated profitability of New York Life Investments and its affiliates, including Cornerstone Holdings due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees will be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

The Board also considered Cornerstone Holdings’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that Cornerstone Holdings’ ability to maintain strong financial positions is important in order for Cornerstone Holdings to provide high-quality services to the Fund. The Board requested and received information from New York Life Investments estimating the impact that the engagement of Cornerstone Holdings would have on the overall profitability of the Fund to New York Life Investments and its affiliates. The Board acknowledged that the engagement of Cornerstone Holdings as the Fund’s subadvisor would potentially mean that a greater portion of the revenues earned by New York Life Investments from the Fund would remain within the New York Life Investments enterprise.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by Cornerstone Holdings due to its relationship with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.

The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and, Cornerstone Holdings that up to 100% of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by Cornerstone Holdings. The Board noted that New York Life Investments had agreed to reimburse the Fund for 100% of the direct portfolio transition costs associated with the Repositioning. Additionally, the Board considered New York Life Investments’ representation that Cornerstone Holdings will minimize potential indirect costs, such as market impact, costs associated with repositioning the Fund, and steps that New York Life Investments and Cornerstone Holdings would undertake to minimize adverse tax consequences for shareholders in connection with the Repositioning.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates, including Cornerstone Holdings due to their respective relationships with the Fund, were consistent with New York Life Investments and its affiliates’ profitability with respect to other Funds and supported the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement.

Extent to Which Economies of Scale May be Realized as the Fund Grows

In addition, the Board considered whether the Fund’s proposed expense structure will permit economies of scale to be shared with Fund investors. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and the other funds or funds within the MainStay Funds Complex. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

30	MainStay Cornerstone Growth Fund

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s fee and expense structure as the Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement. The Board considered information provided by Cornerstone Holdings concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board noted, however, that Cornerstone Holdings’ fees as subadvisor are paid by New York Life Investments, and not the Fund. Accordingly, the Board principally focused on the reasonableness of the fees paid by the Fund to New York Life Investments and its affiliates in determining to approve the Repositioning, the Interim Subadvisory Agreement and Proposed Subadvisory Agreement. The Board considered the Fund’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee applicable for the Fund at certain asset levels and to add a new breakpoint in the management fee for assets in excess of $2 billion. The Board observed that New York Life Investments and Cornerstone Holdings had also agreed to reduce the subadvisory fee to be paid to Cornerstone Holdings, as compared to the subadvisory fee paid to CCM.

After considering the factors above, the Board concluded that the Fund’s overall fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board unanimously voted to approve the Repositioning, the Interim Subadvisory Agreement and, subject to shareholder approval, the Proposed Subadvisory Agreement.

31

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $77,989,725 as long term capital gain distributions.

For the fiscal year ended October 31, 2016, the Fund designated approximately $8,742,326 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2016, should be multiplied by 77.1% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that are reported on such Form 1099-DIV or substitute Form 1099 are the amounts you are to use on your federal income tax return and potentially differ from the amounts which we are reporting for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Cornerstone Growth Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

34	MainStay Cornerstone Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay Cornerstone Growth Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716827 MS316-16	MSCG11-12/16 (NYLIM) NL223

MainStay California Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Since Inception (2/28/13)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.16 6.98%	3.61 4.92%	0.86 0.86%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2.23 7.04	3.53 4.84	0.94 0.94
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.67 6.67	4.53 4.53	1.19 1.19
Class I Shares	No Sales Charge		7.25	5.19	0.61

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
Bloomberg Barclays California Municipal Bond Index[3]	3.84%	3.62%
Average Lipper California Municipal Debt Fund[4]	5.05	3.73

3.	The Bloomberg Barclays California Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper California Municipal Debt Fund is representative of funds that, by portfolio practice, invest primarily in municipal debt issues that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,010.60	$3.79	$1,021.40	$3.81

Investor Class Shares	$1,000.00	$1,011.40	$4.04	$1,021.10	$4.06

Class C Shares	$1,000.00	$1,009.10	$5.25	$1,019.90	$5.28

Class I Shares	$1,000.00	$1,011.90	$2.53	$1,022.60	$2.54

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Class A, 0.80% for Investor Class, 1.04% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of October 31, 2016 (Unaudited)

General	22.8%
School District	19.7
Medical	8.7
General Obligation	7.9
Water	7.2
Education	5.4
Tobacco Settlement	4.0
Utilities	3.9
Airport	3.6
Transportation	3.2
Multi-Family Housing	3.0

Development	2.5%
Higher Education	2.2
Power	1.6
Facilities	1.0
Nursing Homes	1.0
Housing	0.7
Bond Bank	0.6
Mello-Roos	0.5
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	San Diego Regional Building Authority, County Operations Center, Revenue Bonds, 5.00%, due 10/15/29

2.	Guam Government, Waterworks Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/33–1/1/46

3.	City of Los Angeles, Department of Airports, International Airport, Revenue Bonds, 5.00%, due 5/15/31–5/15/38

4.	March Joint Powers Redevelopment Agency, March Air Force Base Redevelopment Project, Tax Allocation, 4.00%–5.00%, due 8/1/29–8/1/33

5.	Centinela Valley Union High School District, Unlimited General Obligation, 4.00%, due 8/1/29–8/1/41
6.	Sunnyvale Elementary School District, Unlimited General Obligation, 5.00%, due 9/1/31

7.	California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds, Zero Coupon -5.70%, due 6/1/36–6/1/46

8.	California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds, 4.00%–5.00%, due 9/1/30–9/1/35

9.	California State, Unlimited General Obligation, 4.00%–6.00%, due 9/1/34–11/1/44

10.	Indian Wells Redevelopment Agency, Whitewater Redevelopment Project Area, Tax Allocation, 5.00%, due 9/1/34

8	MainStay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay California Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay California Tax Free Opportunities Fund returned 6.98% for Class A shares, 7.04% for Investor Class shares and 6.67% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 7.25%. For the 12 months ended October 31, 2016, all share classes outperformed the 3.84% return of the Bloomberg Barclays California Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 5.05% return of the Average Lipper2 California Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund emphasized longer-maturity bonds and medium- to lower-quality credits during the reporting period. This positioning contributed positively to the Fund’s performance relative to the Bloomberg Barclays California Municipal Bond Index as the municipal yield curve3 flattened and credit spreads4 narrowed. (Contributions take weightings and total returns into account.) The Fund’s overweight exposure to tobacco bonds also produced significant outperformance relative to the Index. Security selection among insured Puerto Rico bonds and among credits issued by the Territory of Guam also helped performance relative to the Bloomberg Barclays California Municipal Bond Index. The Fund’s exposure to credits issued by the U.S. Virgin Islands and an underweight exposure to bonds rated A+ and AAA5 detracted slightly from the Fund’s performance relative to the Index.

What was the Fund’s duration6 strategy during the reporting period?

Overall, our strategy was to keep the Fund’s duration in a neutral range relative to the duration of the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade California bonds, the Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in non-investment-grade municipal bonds. Since the Fund’s investable universe is broader than the Index, these bonds may differ from those included in the Bloomberg Barclays California Municipal Bond Index. As a result, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst7 was 6.31 years. This duration positioning contributed positively to performance as the yield curve flattened and longer-maturing bonds, which the Fund emphasized, outperformed shorter-maturing bonds.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We believed that the Federal Reserve’s desire to raise the federal funds target rate would combine with strong industry cash flows and strong demand for longer-term municipal bonds to produce changes in the shape of the yield curve and alter credit spreads. We expected a flatter yield curve and continued spread tightening, and these factors were significant drivers of Fund positioning during the reporting period. The Fund’s positive cash flow was invested in accordance with those views. In the primary and secondary markets alike, we found attractive opportunities to invest in bonds maturing in more than 15 years, with an emphasis on credit-sensitive securities. Insured and uninsured Puerto Rico securities performed well during the reporting period as the passage of a debt restructuring law (PROMESA) and the establishment of a federal oversight board was viewed constructively by investors who bid prices higher. The Fund, however, maintained its Puerto Rico exposure with heavy emphasis on bonds insured by a monoline insurance company. The Fund also maintained elevated liquidity to be well-positioned to seek to take advantage of opportunities during bouts of volatility in the market, as uncertainty over the outcome of the presidential election left many investors trying to discern the market impact of each candidate’s agenda.

1.	See footnote on page 6 for more information on the Bloomberg Barclays California Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The Fund was positioned with a longer maturity and a lower rating profile than the Bloomberg Barclays California Municipal Bond Index, which consists entirely of investment-grade bonds. (The Fund can opportunistically invest up to 20% of net assets in non-investment-grade municipal bonds.) Overall, this positioning performed well for the Fund during the reporting period, as credit spreads for bonds rated A, BBB8 and below-investment-grade narrowed more than spreads for bonds rated AA9 and AAA. This trend was broad-based across the entire universe of municipal sectors. Specifically, the Fund’s overweight positions relative to the Index in local general obligation, special tax and below-investment-grade tobacco-backed bonds were among the strongest contributors to the Fund’s performance during the reporting period. Detracting from performance were the Fund’s holdings in credits issued by the U.S. Virgin Islands, which aren’t included in the Bloomberg Barclays California Municipal Bond Index, and an underweight position in resource recovery bonds.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings did not materially change from the prior reporting period. Prevalent sectors in the Fund—such as local general obligation, dedicated tax, toll roads, water/sewer, tobacco and hospital bonds—continued to reflect our desire to construct a reasonably well-diversified Fund, as did our decision to include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). During the reporting period, the Fund increased its exposure to local general obligation, charter school and incremental tax-backed bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held an overweight position relative to the Bloomberg Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund held an overweight position relative to the Index in credits rated BBB and approximately 15.9% of its net assets in below-investment-grade municipal credits. As of October 31, 2016, the Fund held underweight positions relative to the Bloomberg Barclays California Municipal Bond Index in securities rated A+ and AAA and in bonds with maturities between seven and 15 years.

8.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Municipal Bonds 99.5%†
Airport 3.6%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,181,990
♦City of Los Angeles, Department of Airports, International Airport, Revenue Bonds
Series B 5.00%, due 5/15/31	1,500,000	1,689,210
Series A 5.00%, due 5/15/38 (a)	5,000,000	5,726,950
Sacramento County, California Airport System, Revenue Bonds
Series B, Insured: AGM 5.25%, due 7/1/33 (a)	1,250,000	1,332,200
Series B, Insured: AGM 5.25%, due 7/1/39 (a)	620,000	656,109
San Diego County Regional Airport Authority, Consol Rental Car Facility, Revenue Bonds Series A 5.00%, due 7/1/44	1,225,000	1,397,945

		11,984,404

Bond Bank 0.6%
California Infrastructure & Economic Development Bank, Revenue Bonds Series A 4.00%, due 10/1/45	1,750,000	1,910,107

Development 2.5%
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,148,780
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (a)(b)	2,175,000	2,400,656
California Statewide Communities Development Authority, John Muir Health, Revenue Bonds 5.00%, due 7/1/29	1,650,000	1,807,658
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45	400,000	454,596

	Principal Amount	Value
Development (continued)
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	$1,000,000	$1,163,690
Emeryville Redevelopment Agency Successor Agency, Tax Allocation Series A, Insured: AGM 5.00%, due 9/1/33	385,000	450,388
San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax Series B 5.00%, due 8/1/28	580,000	656,357

		8,082,125

Education 5.4%
California Municipal Finance Authority, American Heritage Education, Revenue Bonds
Series A 5.00%, due 6/1/36	475,000	537,999
Series A 5.00%, due 6/1/46	700,000	787,346
California Municipal Finance Authority, Creative Center Los Altos Project, Pinewood & Oakwood Schools, Revenue Bonds
Series B 4.00%, due 11/1/36 (b)	400,000	395,652
Series B 4.50%, due 11/1/46 (b)	1,600,000	1,594,768
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds
Insured: AGM (zero coupon), due 8/1/49	7,905,000	1,858,386
Series A, Insured: AGM 5.00%, due 8/1/32	1,095,000	1,214,968
California School Finance Authority, Aspire Public Schools, Revenue Bonds
5.00%, due 8/1/27 (b)	500,000	585,825
5.00%, due 8/1/28 (b)	700,000	814,247
5.00%, due 8/1/36 (b)	600,000	678,588
5.00%, due 8/1/41 (b)	750,000	842,100
5.00%, due 8/1/46 (b)	975,000	1,090,889
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	600,000	669,300

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Education (continued)
California State Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds
Series A 5.00%, due 5/1/36 (b)	$1,275,000	$1,363,511
Series A 5.00%, due 5/1/46 (b)	1,325,000	1,401,121
California State Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects, Revenue Bonds
5.00%, due 7/1/36 (b)	1,300,000	1,396,824
5.00%, due 7/1/46 (b)	795,000	847,828
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	532,340
Oxnard California School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation Insured: BAM 2.00%, due 8/1/45 (c)	1,000,000	987,590

		17,599,282

Facilities 1.0%
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	185,000	185,629
Puerto Rico Public Buildings Authority, Revenue Bonds Series H, Insured: AMBAC 5.50%, due 7/1/17	250,000	255,360
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,385,000	1,513,126
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 5.00%, due 9/1/28	285,000	285,069
Insured: NATL-RE 5.00%, due 9/1/36	320,000	320,077
Territory of Guam, Unlimited General Obligation Series A 6.75%, due 11/15/29	500,000	585,345

		3,144,606

	Principal Amount	Value
General 22.8%
Anaheim Public Financing Authority, Revenue Bonds
Series A 5.00%, due 5/1/33	$1,000,000	$1,191,090
Series A 5.00%, due 5/1/39	1,950,000	2,304,900
Berkeley Joint Powers Financing Authority, Revenue Bonds
Insured: BAM 4.00%, due 6/1/31	500,000	555,000
Insured: BAM 4.00%, due 6/1/32	500,000	551,445
Insured: BAM 4.00%, due 6/1/34	260,000	284,687
Brentwood Infrastructure Financing Authority, Special Assessment Series A, Insured: AGM 5.00%, due 9/2/30	715,000	848,176
California Infrastructure & Economic Development Bank, Walt Disney Family Museum, Revenue Bonds 5.00%, due 2/1/30	250,000	304,783
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	500,000	573,690
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,540,342
City of San Jose California Special Hotel Tax Convention Center Expansion, Revenue Bonds 6.50%, due 5/1/36	760,000	912,167
Del Mar California Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	1,109,280
5.00%, due 10/1/38	1,800,000	1,812,852
Guam Government, Business Privilege Tax, Revenue Bonds Series B1 5.00%, due 1/1/27	1,500,000	1,671,405
Guam Government, Business Privilege, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	2,090,888
♦Indian Wells Redevelopment Agency, Whitewater Redevelopment Project Area, Tax Allocation Series A, Insured: NATL 5.00%, due 9/1/34	3,710,000	4,421,281

12	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
♦March Joint Powers Redevelopment Agency, March Air Force Base Redevelopment Project, Tax Allocation
Series A, Insured: BAM 4.00%, due 8/1/31	$1,000,000	$1,104,430
Series A, Insured: BAM 4.00%, due 8/1/32	1,250,000	1,370,462
Series A, Insured: BAM 4.00%, due 8/1/33	1,250,000	1,364,900
Series A, Insured: BAM 5.00%, due 8/1/29	1,180,000	1,439,624
Series A, Insured: BAM 5.00%, due 8/1/30	1,225,000	1,482,593
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,174,610
Montebello Public Financing Authority, Montebello Home2 Suites Hilton Hotel Project, Revenue Bonds Series A 5.00%, due 6/1/31	1,120,000	1,291,226
Municipal Improvement Corp. of Los Angeles, Real Property, Revenue Bonds
Series B 4.00%, due 11/1/36	1,200,000	1,297,620
Series B 4.00%, due 11/1/37	1,500,000	1,618,005
Pico Rivera Public Financing Authority, Revenue Bonds
Insured: NATL-RE 5.25%, due 9/1/33	510,000	618,691
Insured: NATL-RE 5.25%, due 9/1/34	760,000	916,157
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	580,000	580,215
Series A, Insured: AMBAC 5.00%, due 7/1/18	815,000	817,396
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/18	450,000	472,077
Series C, Insured: AMBAC 5.50%, due 7/1/26	1,005,000	1,074,797
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 8/1/47	13,700,000	2,315,985

	Principal Amount	Value
General (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds (continued)
Series A, Insured: AMBAC (zero coupon), due 8/1/54	$10,000,000	$1,103,400
Rancho Cucamonga Redevelopment Agency, Rancho Redevelopment Project Area, Tax Allocation Insured: NATL 4.00%, due 9/1/33	850,000	927,945
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation
Insured: BAM 4.00%, due 10/1/32	1,050,000	1,151,398
Series A, Insured: BAM 5.00%, due 10/1/27	1,000,000	1,228,970
Series A, Insured: BAM 5.00%, due 10/1/30	1,000,000	1,199,580
Riverside County Redevelopment Successor Agency, Jurupa Valley Redevelopment Project Area, Tax Allocation Series B, Insured: AGM 5.00%, due 10/1/30	1,425,000	1,711,924
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39	1,000,000	1,192,720
San Diego Public Facilities Financing Authority, Revenue Bonds 5.00%, due 10/15/31	650,000	779,084
♦San Diego Regional Building Authority, County Operations Center, Revenue Bonds Series A 5.00%, due 10/15/29	6,040,000	7,434,576
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation
Series B 5.00%, due 8/1/33	325,000	387,767
Series B 5.00%, due 8/1/34	695,000	827,259
Series B 5.00%, due 8/1/35	400,000	474,240
Series C 5.00%, due 8/1/36	1,250,000	1,477,312
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	877,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
Southern California Public Power Authority, Natural Gas Project, Revenue Bonds Series A 5.00%, due 11/1/33	$1,440,000	$1,773,547
Territory of Guam, Revenue Bonds
Series A 5.00%, due 12/1/32	2,000,000	2,340,080
Series A 5.75%, due 12/1/34	500,000	571,735
Ventura County Public Financing Authority, Revenue Bonds Series A 5.00%, due 11/1/38	750,000	873,390
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32 (b)	1,500,000	1,466,460
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Insured: AGM 5.00%, due 10/1/29	1,000,000	1,099,370
Subseries A 6.00%, due 10/1/39	800,000	814,088
Series A 6.75%, due 10/1/37	1,500,000	1,539,975
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/30	1,500,000	1,469,175
Series A, Insured: AGM 5.00%, due 10/1/32	1,205,000	1,324,452
West Hollywood Public Financing Authority, West Hollywood Park Phase II Werle Building, Revenue Bonds
Series B 5.00%, due 4/1/35	625,000	744,381
Series B 5.00%, due 4/1/36	675,000	801,461

		74,702,239

General Obligation 7.9%
California State, Kindergarten-B3-RMKT, Unlimited General Obligation 0.35%, due 5/1/34 (c)	3,300,000	3,300,000
♦California State, Unlimited General Obligation
4.00%, due 9/1/34	2,500,000	2,742,700
4.00%, due 11/1/44	2,000,000	2,139,840
6.00%, due 4/1/38	305,000	340,389

	Principal Amount	Value
General Obligation (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	$210,000	$210,468
Series A, Insured: AGC 5.00%, due 7/1/23	210,000	213,495
Series A, Insured: AGM 5.00%, due 7/1/35	1,100,000	1,183,160
Series A, Insured: NATL-RE 5.50%, due 7/1/19	945,000	1,013,484
Series A, Insured: AGM 5.50%, due 7/1/27	185,000	203,115
Hartnell Community College District, CABS, Unlimited General Obligation Series A (zero coupon), due 8/1/37	2,500,000	1,107,900
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation
Series C 5.25%, due 11/1/31	1,000,000	1,083,490
Series C 5.75%, due 11/1/34	650,000	815,802
Palo Verde Community College District, Election 2014, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/45	500,000	540,660
Palomar Health, Unlimited General Obligation
Series A 5.00%, due 8/1/33	600,000	714,462
Series A 5.00%, due 8/1/34	500,000	593,700
Peralta Community College District, Election 2006, Unlimited General Obligation Series D 4.00%, due 8/1/39	1,450,000	1,568,929
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/21	300,000	304,365
Puerto Rico Public Buildings Authority, Revenue Bonds Insured: CIFG 5.25%, due 7/1/20	475,000	510,544
Sierra Kings Health Care District, Unlimited General Obligation 4.00%, due 8/1/39	800,000	836,344

14	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
Tahoe Forest, California Hospital District, Unlimited General Obligation
3.00%, due 8/1/37	$475,000	$467,039
5.00%, due 8/1/29	1,815,000	2,235,572
Yuba Community College District, Election 2006, Unlimited General Obligation Series B, Insured: AMBAC (zero coupon), due 8/1/42	100,000	28,573
Yuba Community College District, Unlimited General Obligation Series A 4.00%, due 8/1/33	3,350,000	3,748,449

		25,902,480

Higher Education 2.2%
California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds
Series A 4.00%, due 1/1/39	1,800,000	1,958,328
5.00%, due 1/1/39	1,630,000	1,773,978
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,066,030
California Statewide Communities Development Authority, The Culinary Institute of America Project, Revenue Bonds
Series B 5.00%, due 7/1/32	490,000	569,454
Series B 5.00%, due 7/1/36	405,000	470,302
Kern California Community College District, COPS, Revenue Bonds Insured: BAM 3.00%, due 6/1/33	500,000	500,140
Palomar Community College District, CABS-Election, Unlimited General Obligation Series B (zero coupon), due 8/1/45	1,000,000	760,190
University of California, Revenue Bonds Series AF 5.00%, due 5/15/27	225,000	273,429

		7,371,851

Housing 0.7%
California Statewide Communities Development Authority, Student Housing, Revenue Bonds 5.00%, due 5/15/40	2,075,000	2,379,921

	Principal Amount	Value
Medical 8.7%
ABAG Finance Authority for Nonprofit Corp., Sharp Health Care, Revenue Bonds Series A 5.00%, due 8/1/43	$1,000,000	$1,149,670
Antelope Valley Healthcare District, Revenue Bonds Series A 5.25%, due 3/1/36	1,250,000	1,373,500
California Health Facilities Financing Authority, Adventist Health System, Revenue Bonds
Series A 0.60%, due 8/1/21 (c)	1,000,000	1,000,000
Series A 4.00%, due 3/1/39	2,000,000	2,078,160
California Health Facilities Financing Authority, Lucile Packard Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/51	1,500,000	1,710,420
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/34	1,750,000	1,885,100
California Health Facilities Financing Authority, Scripps Health, Revenue Bonds Series G 0.57%, due 10/1/19 (c)	2,875,000	2,875,000
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/35	1,275,000	1,511,041
♦California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds
4.00%, due 9/1/30	1,210,000	1,339,506
4.00%, due 9/1/33	1,225,000	1,337,332
4.00%, due 9/1/34	1,000,000	1,085,470
4.00%, due 9/1/35	700,000	757,344
5.00%, due 9/1/32	705,000	848,919
California Municipal Finance Authority, Community Hospitals Center, Certificate of Participation 5.50%, due 2/1/39	1,000,000	1,085,590
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/46	490,000	550,652

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Medical (continued)
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 5.00%, due 6/15/37	$1,000,000	$1,152,970
California Statewide Communities Development Authority, John Muir Health, Revenue Bonds Series A 4.00%, due 8/15/51	1,225,000	1,268,341
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.00%, due 12/1/46 (b)	2,000,000	2,213,220
Series A 5.25%, due 12/1/56 (b)	1,000,000	1,119,880
City of Whittier, California, Health Facility Presbyterian Inter Community Hospital, Revenue Bonds 6.25%, due 6/1/36	1,000,000	1,178,780
Palomar Health, Revenue Bonds 5.00%, due 11/1/39	1,000,000	1,119,020

		28,639,915

Mello-Roos 0.5%
Rio Elementary School District Community Facilities District No.1, Special Tax
Insured: BAM 5.00%, due 9/1/31	525,000	633,187
Insured: BAM 5.00%, due 9/1/35	500,000	585,055
Stockton Public Financing Authority, Revenue Bonds Series A, Insured: BAM 4.00%, due 9/2/31	450,000	496,813

		1,715,055

Multi-Family Housing 3.0%
California Housing Finance Agency, Multifamily Housing III, Revenue Bonds Series A 0.59%, due 8/1/40 (c)	2,000,000	2,000,000
Lancaster Redevelopment Agency, Multifamily Housing, 20th Street Apartments Project, Revenue Bonds Series C 0.58%, due 12/1/26 (c)	1,500,000	1,500,000
San Bernardino County, Multifamily Housing, Green Valley Apartments, Revenue Bonds Series A 0.58%, due 5/15/29 (c)	3,000,000	3,000,000

	Principal Amount	Value
Multi-Family Housing (continued)
San Bernardino County, Multifamily Housing, Sycamore Terrace Apartments, Revenue Bonds Series A 0.58%, due 5/15/29 (c)	$3,200,000	$3,200,000

		9,700,000

Nursing Homes 1.0%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	548,865
California Statewide Communities Development Authority, American Baptist Homes West, Revenue Bonds
5.00%, due 10/1/26	400,000	481,072
5.00%, due 10/1/45	1,300,000	1,468,935
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds 5.375%, due 11/15/44	535,000	638,849

		3,137,721

Power 1.6%
California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Revenue Bonds Series A 0.54%, due 11/1/26 (c)	1,910,000	1,910,000
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	1,000,000	1,086,190
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: AGM 4.20%, due 7/1/19	240,000	240,986
Series UU, Insured: AGC 4.25%, due 7/1/27	100,000	100,650
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	640,000	648,115
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	227,999
Southern California Public Power Authority, Apex Power Project, Revenue Bonds Series A 5.00%, due 7/1/36	750,000	888,668

		5,102,608

School District 19.7%
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	825,000	979,729

16	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Anaheim, California, School District, Election 2010, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	$1,450,000	$1,795,767
Arcadia Unified School District, Election 2006, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/32	1,000,000	1,010,540
Baldwin Park Unified School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/30	3,530,000	4,323,509
Carpinteria Unified School District, Election 2014, Unlimited General Obligation Series A 5.00%, due 8/1/40	500,000	591,635
Centinela Valley Union High School District, Election 2008, Unlimited General Obligation Series B 6.00%, due 8/1/36	500,000	648,540
Centinela Valley Union High School District, Election 2010, Unlimited General Obligation Series A 5.75%, due 8/1/41	1,000,000	1,212,280
♦Centinela Valley Union High School District, Unlimited General Obligation
Series C, Insured: AGM 4.00%, due 8/1/29	2,465,000	2,791,465
Insured: BAM 4.00%, due 8/1/41	3,500,000	3,831,030
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/1/37	2,000,000	2,314,900
Colton Joint Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: BAM 4.00%, due 8/1/33	1,600,000	1,758,480
Series D, Insured: BAM 4.00%, due 8/1/34	575,000	630,413
Cupertino Union School District, Election 2012, Unlimited General Obligation Series C 4.00%, due 8/1/40	1,000,000	1,099,940
East Side Union High School District, Unlimited General Obligation Series B 4.00%, due 8/1/34	1,500,000	1,664,775

	Principal Amount	Value
School District (continued)
El Monte Union High School District, Election of 2008, Unlimited General Obligation Series A, Insured: AGC 5.50%, due 6/1/34	$1,000,000	$1,116,650
Fontana Unified School District, CABS, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,439,394
Fresno Unified School District, Election 2010, Unlimited General Obligation
Series F 4.00%, due 8/1/32	1,475,000	1,627,707
Series F 4.00%, due 8/1/33	1,760,000	1,926,461
Los Angeles Unified School District, Unlimited General Obligation
Series A 5.00%, due 7/1/30	2,000,000	2,452,000
Series D 5.00%, due 1/1/34	1,410,000	1,556,851
Needles Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45	1,250,000	892,962
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	620,855
Oakland Unified School District, Alameda County, Unlimited General Obligation
Series A 5.00%, due 8/1/30	1,015,000	1,255,098
5.00%, due 8/1/30	1,155,000	1,428,215
5.00%, due 8/1/31	1,100,000	1,351,570
Oceanside Unified School District, CABS, Unlimited General Obligation Series C (zero coupon), due 8/1/51	1,250,000	183,507
Oxnard California Union High School District, Election 2004, Unlimited General Obligation Series D 4.00%, due 8/1/33	1,015,000	1,124,701
Palm Springs Unified School District, Election 2008, Unlimited General Obligation Series C 5.00%, due 8/1/31	360,000	431,384

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
School District (continued)
Pittsburg Unified School District, CABS, Election 2010, Unlimited General Obligation
Series C (zero coupon), due 8/1/47	$3,500,000	$705,390
Series C (zero coupon), due 8/1/52	5,000,000	720,600
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/34	655,000	773,922
San Diego Unified School District, Election 1998, Unlimited General Obligation Series E-2, Insured: AGM 5.50%, due 7/1/27	150,000	199,185
San Jacinto Unified School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/31	855,000	1,013,705
San Mateo Foster City School District, Election, Unlimited General Obligation (zero coupon), due 8/1/42	2,000,000	1,724,940
San Ysidro School District, Unlimited General Obligation
Insured: AGM (zero coupon), due 8/1/47	3,000,000	696,450
Series F, Insured: AGM (zero coupon), due 8/1/47	2,500,000	333,200
Sanger Unified School District, Election 2012, Unlimited General Obligation
Series C, Insured: BAM 4.00%, due 8/1/39	1,020,000	1,104,742
Series C, Insured: BAM 4.00%, due 8/1/43	1,250,000	1,346,175
Santa Barbara Unified School District, Election of 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36	1,000,000	1,087,770
Series B 5.00%, due 8/1/38	1,000,000	1,180,210
Savanna School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 2/1/52	1,000,000	717,490
Stockton Unified School District, Unlimited General Obligation
Insured: AGM 5.00%, due 7/1/28	500,000	588,030

	Principal Amount	Value
School District (continued)
Stockton Unified School District, Unlimited General Obligation (continued)
Insured: AGM 5.00%, due 1/1/29	$200,000	$235,034
♦Sunnyvale Elementary School District, Unlimited General Obligation 5.00%, due 9/1/31	4,860,000	5,964,386
Sweetwater Union High School District, Unlimited General Obligation Insured: BAM 5.00%, due 8/1/27	700,000	857,892
Taft Elementary School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,481,988
Twin Rivers Unified School District, Unlimited General Obligation Series A, Insured: BAM (zero coupon), due 2/1/39	3,500,000	1,089,445
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	758,400

		64,639,312

Tobacco Settlement 4.0%
♦California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
Series B (zero coupon), due 6/1/46	10,000,000	1,161,900
Series A 5.125%, due 6/1/38	1,290,000	1,289,923
5.125%, due 6/1/38	550,000	549,984
5.25%, due 6/1/46	1,165,000	1,164,883
5.60%, due 6/1/36	500,000	513,345
5.70%, due 6/1/46	1,000,000	1,026,690
Children’s Trust Fund, Asset-Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	1,500,000	131,340
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37	2,500,000	2,498,325
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset Backed, Revenue Bonds 5.625%, due 6/1/47	1,025,000	1,008,190
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.375%, due 6/1/38	820,000	819,918

18	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Tobacco Settlement (continued)
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds (continued)
Series A-1 5.50%, due 6/1/45	$1,500,000	$1,499,850
Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds Series A-1 5.125%, due 6/1/46	1,650,000	1,619,607

		13,283,955

Transportation 3.2%
Alameda Corridor Transportation Authority, Revenue Bonds
Series B, Insured: AGM 4.00%, due 10/1/37	750,000	815,918
Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,194,480
Bay Area Toll Authority, Revenue Bonds Series F-1 5.00%, due 4/1/34	1,000,000	1,098,040
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	598,640
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series M, Insured: AGC 4.125%, due 7/1/19	120,000	122,180
Series AA-1, Insured: AGM 4.95%, due 7/1/26	500,000	521,660
Series N, Insured: NATL-RE 5.25%, due 7/1/32	640,000	700,998
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,183,390
Insured: AMBAC 5.50%, due 7/1/26	275,000	298,796
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,753,080
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A 5.00%, due 1/15/44	1,000,000	1,139,870
Series B 5.25%, due 1/15/44	1,000,000	1,136,820

		10,563,872

	Principal Amount	Value
Utilities 3.9%
♦Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 1/1/46	$4,020,000	$4,577,936
5.25%, due 7/1/33	1,100,000	1,244,947
5.50%, due 7/1/43	1,415,000	1,608,926
Modesto Irrigation District, Electric Revenue Bonds
5.00%, due 10/1/27	600,000	756,714
5.00%, due 10/1/29	1,520,000	1,885,454
5.00%, due 10/1/30	750,000	924,142
Redding Joint Powers Financing Authority, Revenue Bonds Series A 5.00%, due 6/1/32	440,000	518,698
Turlock Irrigation District, Revenue Bonds 5.50%, due 1/1/41	1,000,000	1,145,690

		12,662,507

Water 7.2%
Anaheim Public Financing Authority, Revenue Bonds Insured: NATL-RE 4.75%, due 2/1/39	500,000	504,730
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (b)	1,270,000	1,299,769
City of Clovis, California, Sewer Revenue Bonds Insured: AGM 5.25%, due 8/1/29	500,000	613,210
City of Riverside, California, Sewer Revenue Bonds Series A 5.00%, due 8/1/40	1,030,000	1,197,787
City of Tulare, California, Sewer Revenue Bonds Insured: AGM 4.00%, due 11/15/41	2,000,000	2,158,940
Irvine Ranch Water District, Improvement District-Consolidated, Special Assessment Series B 0.46%, due 10/1/41 (c)	4,400,000	4,400,000
Lodi Public Financing Authority Wastewater, Revenue Bonds
Series A 3.00%, due 10/1/34	370,000	372,553
Series A 5.00%, due 10/1/31	300,000	371,451

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Water (continued)
Los Angeles County Sanitation Districts Financing Authority, Green Bonds, Revenue Bonds
Series A 4.00%, due 10/1/33	$1,000,000	$1,090,250
Series A 5.00%, due 10/1/30	1,075,000	1,315,176
Los Angeles Department of Water & Power Waterworks, Revenue Bonds Series B 5.00%, due 7/1/36	1,165,000	1,400,120
Madera Irrigation District, Water Revenue Bonds
Insured: AGM 4.00%, due 9/1/30	1,000,000	1,121,990
Insured: AGM 4.00%, due 9/1/32	1,000,000	1,105,210
Insured: AGM 4.00%, due 9/1/33	375,000	412,421
Insured: AGM 5.00%, due 9/1/28	450,000	555,318
Insured: AGM 5.00%, due 9/1/29	500,000	612,595
Oakdale Irrigation District, Water Revenue Bonds
Series A 5.00%, due 8/1/30	160,000	188,283
Series A 5.00%, due 8/1/31	200,000	234,258
Series A 5.00%, due 8/1/32	165,000	192,476
Series A 5.00%, due 8/1/33	250,000	290,783
Series A 5.00%, due 8/1/34	250,000	289,935
Series A 5.00%, due 8/1/35	225,000	260,033
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,161,210
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.00%, due 7/1/28	100,000	102,835
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	592,065

	Principal Amount	Value
Water (continued)
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds Series A 6.25%, due 10/1/38	$1,000,000	$1,244,170
Stockton Public Financing Authority, Water Systems Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 4.75%, due 10/1/35	25,000	25,081
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	597,100

		23,709,749

Total Municipal Bonds (Cost $321,198,770)		326,231,709

Total Investments (Cost $321,198,770) (d)	99.5%	326,231,709
Other Assets, Less Liabilities	0.5	1,515,316
Net Assets	100.0%	$327,747,025

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2016.

(d)	As of October 31, 2016, cost was $321,198,770 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$8,708,369
Gross unrealized depreciation	(3,675,430)

Net unrealized appreciation	$5,032,939

20	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(175)	December 2016	$(22,684,375)	$226,066
United States Treasury Long Bond	(80)	December 2016	(13,017,500)	217,937

			$(35,701,875)	$444,003

1.	As of October 31, 2016, cash in the amount $536,250 was on deposit with a broker for future transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$326,231,709	$—	$326,231,709

Total Investments in Securities	—	326,231,709	—	326,231,709

Other Financial Instruments
Futures Contracts (b)	444,003	—	—	444,003

Total Investments in Securities and Other Financial Instruments	$444,003	$326,231,709	$—	$326,675,712

(a)	For a complete listing of investments and their industries, see the portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016 the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $321,198,770)	$326,231,709
Cash collateral on deposit at broker	536,250
Cash	277,058
Receivables:
Dividends and interest	3,254,930
Fund shares sold	2,105,829
Investment securities sold	1,002,313
Other assets	2,990

Total assets	333,411,079

Liabilities
Payables:
Investment securities purchased	4,670,035
Fund shares redeemed	321,224
Manager (See Note 3)	112,044
Variation margin on futures contracts	56,172
NYLIFE Distributors (See Note 3)	41,117
Professional fees	11,979
Custodian	9,234
Shareholder communication	8,315
Transfer agent (See Note 3)	7,542
Trustees	792
Accrued expenses	4,474
Dividend payable	421,126

Total liabilities	5,664,054

Net assets	$327,747,025

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,262
Additional paid-in capital	324,078,778

324,110,040
Undistributed net investment income	17,486
Accumulated net realized gain (loss) on investments and futures transactions	(1,857,443)
Net unrealized appreciation (depreciation) on investments and futures contracts	5,476,942

Net assets	$327,747,025

Class A
Net assets applicable to outstanding shares	$146,843,153

Shares of beneficial interest outstanding	14,006,702

Net asset value per share outstanding	$10.48
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.97

Investor Class
Net assets applicable to outstanding shares	$369,400

Shares of beneficial interest outstanding	35,230

Net asset value per share outstanding	$10.49
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.98

Class C
Net assets applicable to outstanding shares	$26,155,578

Shares of beneficial interest outstanding	2,494,716

Net asset value and offering price per share outstanding	$10.48

Class I
Net assets applicable to outstanding shares	$154,378,894

Shares of beneficial interest outstanding	14,725,695

Net asset value and offering price per share outstanding	$10.48

22	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Interest	$7,595,967
Dividends	12,881

Total income	7,608,848

Expenses
Manager (See Note 3)	1,008,118
Distribution/Service—Class A (See Note 3)	242,331
Distribution/Service—Investor Class (See Note 3)	648
Distribution/Service—Class C (See Note 3)	86,910
Professional fees	73,455
Transfer agent (See Note 3)	36,178
Shareholder communication	18,058
Custodian	15,138
Registration	6,232
Trustees	5,658
Miscellaneous	12,632

Total expenses before waiver/reimbursement	1,505,358
Expense waiver/reimbursement from Manager (See Note 3)	(159,071)
Reimbursement from custodian (a)	(1,300)

Net expenses	1,344,987

Net investment income (loss)	6,263,861

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	1,905,433
Futures transactions	(494,201)

Net realized gain (loss) on investments and futures transactions	1,411,232

Net change in unrealized appreciation (depreciation) on:
Investments	642,083
Futures contracts	250,236

Net change in unrealized appreciation (depreciation) on investments and futures contracts	892,319

Net realized and unrealized gain (loss) on investments and futures transactions	2,303,551

Net increase (decrease) in net assets resulting from operations	$8,567,412

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended October 31, 2016 and the year ended October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,263,861	$4,196,374
Net realized gain (loss) on investments and futures transactions	1,411,232	156,828
Net change in unrealized appreciation (depreciation) on investments and futures contracts	892,319	435,075

Net increase (decrease) in net assets resulting from operations	8,567,412	4,788,277

Dividends to shareholders:
From net investment income:
Class A	(2,919,288)	(919,934)
Investor Class	(7,894)	(5,069)
Class C	(478,660)	(206,853)
Class I	(2,858,028)	(3,062,162)

Total dividends to shareholders	(6,263,870)	(4,194,018)

Capital share transactions (a):
Net proceeds from sale of shares	269,070,294	88,133,376
Net asset value of shares issued to shareholders in reinvestment of dividends	3,128,556	2,211,572
Cost of shares redeemed	(61,556,816)	(65,248,707)

Increase (decrease) in net assets derived from capital share transactions	210,642,034	25,096,241

Net increase (decrease) in net assets	212,945,576	25,690,500

Net Assets
Beginning of year	114,801,449	89,110,949

End of year	$327,747,025	$114,801,449

Undistributed net investment income at end of year	$17,486	$17,495

(a)	The 2015 amounts disclosed in previously issued financial statements have been amended for the shares converted for comparative purposes (See Note 9).

24	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			February 28, 2013** through October 31, 2013
Class A	2016	2015	2014
Net asset value at beginning of period	$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.33	0.36	0.38	0.22
Net realized and unrealized gain (loss) on investments	0.37	0.07	0.87	(0.84)

Total from investment operations	0.70	0.43	1.25	(0.62)

Less dividends:
From net investment income	(0.33)	(0.36)	(0.37)	(0.22)

Net asset value at end of period	$10.48	$10.11	$10.04	$9.16

Total investment return (a)	6.98%	4.38%	13.93%	(6.23	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01%	3.61%	3.94%	4.01	% ††
Net expenses	0.75%	0.75%	0.75%	0.75	% ††
Expenses (before waiver/reimbursement)	0.83%	0.84%	0.87%	1.10	% ††
Portfolio turnover rate	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$146,843	$47,447	$3,058	$4,143

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,			February 28, 2013** through October 31, 2013
Investor Class	2016	2015	2014
Net asset value at beginning of period	$10.11	$10.04	$9.15	$10.00

Net investment income (loss)	0.33	0.36	0.36	0.21
Net realized and unrealized gain (loss) on investments	0.38	0.07	0.89	(0.85)

Total from investment operations	0.71	0.43	1.25	(0.64)

Less dividends:
From net investment income	(0.33)	(0.36)	(0.36)	(0.21)

Net asset value at end of period	$10.49	$10.11	$10.04	$9.15

Total investment return (a)	7.04%	4.32%	13.85%	(6.43	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%	3.56%	3.67%	3.44	% ††
Net expenses	0.79%	0.83%	0.91%	0.94	% ††
Expenses (before waiver/reimbursement)	0.87%	0.92%	1.03%	1.29	% ††
Portfolio turnover rate	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$369	$192	$90	$43

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,			February 28, 2013** through October 31, 2013
Class C	2016	2015	2014
Net asset value at beginning of period	$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.30	0.33	0.33	0.20
Net realized and unrealized gain (loss) on investments	0.37	0.07	0.88	(0.84)

Total from investment operations	0.67	0.40	1.21	(0.64)

Less dividends:
From net investment income	(0.30)	(0.33)	(0.33)	(0.20)

Net asset value at end of period	$10.48	$10.11	$10.04	$9.16

Total investment return (a)	6.67%	4.04%	13.39%	(6.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.75%	3.28%	3.03%	3.35	% ††
Net expenses	1.04%	1.08%	1.17%	1.19	% ††
Expenses (before waiver/reimbursement)	1.12%	1.17%	1.29%	1.54	% ††
Portfolio turnover rate	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$26,156	$10,053	$807	$73

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Year ended October 31,			February 28, 2013** through October 31, 2013
Class I	2016	2015	2014
Net asset value at beginning of period	$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.36	0.39	0.40	0.24
Net realized and unrealized gain (loss) on investments	0.37	0.07	0.88	(0.84)

Total from investment operations	0.73	0.46	1.28	(0.60)

Less dividends:
From net investment income	(0.36)	(0.39)	(0.40)	(0.24)

Net asset value at end of period	$10.48	$10.11	$10.04	$9.16

Total investment return (a)	7.25%	4.66%	14.34%	(6.17	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28%	3.85%	4.08%	3.70	% ††
Net expenses	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement)	0.58%	0.59%	0.62%	0.85	% ††
Portfolio turnover rate	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$154,379	$57,110	$85,155	$47,911

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

26	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date was on February 28, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

27

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially

28	MainStay California Tax Free Opportunities Fund

from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term

Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

29

Notes to Financial Statements (continued)

liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the year ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$444,003	$444,003

Total Fair Value		$444,003	$444,003

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(494,201)	$(494,201)

Total Realized Gain (Loss)		$(494,201)	$(494,201)

30	MainStay California Tax Free Opportunities Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$250,236	$250,236

Total Change in Unrealized Appreciation (Depreciation)		$250,236	$250,236

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(18,265,964)	$(18,265,964)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $1,008,118 and waived its fees and/or reimbursed expenses in the amount of $159,071.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $14,760 and $1,036, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $7,697.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended

31

Notes to Financial Statements (continued)

October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$13,592
Investor Class	154
Class C	10,293
Class I	12,139

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$47,248,842	35.2%

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$438,612	$(1,413,440)	$(421,126)	$5,032,939	$3,636,985

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. Other temporary differences are primarily due to dividends payable.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $1,413,440 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,413	$—

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$65,700	$53,691
Exempt Interest Dividends	6,198,170	4,140,327
Total	$6,263,870	$4,194,018

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $265,482 and $52,456, respectively.

32	MainStay California Tax Free Opportunities Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	11,738,386	$123,469,438
Shares issued to shareholders in reinvestment of dividends and distributions	155,116	1,634,829
Shares redeemed	(2,578,913)	(27,250,725)

Net increase (decrease) in shares outstanding before conversion	9,314,589	97,853,542
Shares converted into Class A (See Note 1)	14,812	155,124
Shares converted from Class A (See Note 1)	(14,973)	(159,942)

Net increase (decrease)	9,314,428	$97,848,724

Year ended October 31, 2015 (a):
Shares sold	4,676,279	$47,099,741
Shares issued to shareholders in reinvestment of dividends and distributions	58,961	592,694
Shares redeemed	(350,510)	(3,509,980)

Net increase (decrease) in shares outstanding before conversion	4,384,730	44,182,455
Shares converted into Class A (See Note 1)	2,995	29,951

Net increase (decrease)	4,387,725	$44,212,406

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	27,435	$289,001
Shares issued to shareholders in reinvestment of dividends and distributions	724	7,612
Shares redeemed	(1,481)	(15,541)

Net increase (decrease) in shares outstanding before conversion	26,678	281,072
Shares converted into Investor Class (See Note 1)	4,428	47,236
Shares converted from Investor Class (See Note 1)	(14,817)	(155,124)

Net increase (decrease)	16,289	$173,184

Year ended October 31, 2015 (a):
Shares sold	15,965	$160,898
Shares issued to shareholders in reinvestment of dividends and distributions	488	4,916
Shares redeemed	(3,498)	(35,466)

Net increase (decrease) in shares outstanding before conversion	12,955	130,348
Shares converted from Investor Class (See Note 1)	(2,995)	(29,951)

Net increase (decrease)	9,960	$100,397

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	1,888,044	$19,845,791
Shares issued to shareholders in reinvestment of dividends and distributions	27,223	286,824
Shares redeemed	(414,574)	(4,359,962)

Net increase (decrease)	1,500,693	$15,772,653

Year ended October 31, 2015:
Shares sold	1,056,386	$10,654,847
Shares issued to shareholders in reinvestment of dividends and distributions	8,928	89,927
Shares redeemed	(151,724)	(1,527,382)

Net increase (decrease)	913,590	$9,217,392

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	11,795,132	$125,466,064
Shares issued to shareholders in reinvestment of dividends and distributions	113,916	1,199,291
Shares redeemed	(2,842,115)	(29,930,588)

Net increase (decrease) in shares outstanding before conversion	9,066,933	96,734,767
Shares converted into Class I (See Note 1)	10,546	112,706

Net increase (decrease)	9,077,479	$96,847,473

Year ended October 31, 2015:
Shares sold	3,004,411	$30,217,890
Shares issued to shareholders in reinvestment of dividends and distributions	150,787	1,524,035
Shares redeemed	(5,991,224)	(60,175,879)

Net increase (decrease)	(2,836,026)	$(28,433,954)

(a) The 2015 conversions were included as part of Shares sold and Shares redeemed in previously issued financial statements. These amounts have been amended for comparative purposes.

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay California Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay California Tax Free Opportunities Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

34	MainStay California Tax Free Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.0% of the ordinary income dividends paid during its fiscal year ended October 31, 2016 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

36	MainStay California Tax Free Opportunities Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

37

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

38	MainStay California Tax Free Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716277 MS316-16	MSCTF11-12/16 (NYLIM) NL237

MainStay Emerging Markets Opportunities Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2016

Class	Sales Charge		One Year	Since Inception (11/15/13)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.10 5.93%	–3.98 –2.13%	1.96 1.96%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.09 5.72	–4.20 –2.35	2.20 2.20
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.94 4.94	–3.07 –3.07	2.95 2.95
Class I Shares	No Sales Charge	No Sales Charge	6.16	–1.89	1.71

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above (if any) changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Since Inception
MSCI Emerging Markets Index[3]	9.27%	–1.14%
Average Lipper Emerging Markets Fund[4]	7.88	–1.37

3.	The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Emerging Markets Fund is representative of funds that seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Emerging Markets Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay Emerging Markets Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,110.50	$8.49	$1,017.10	$8.11

Investor Class Shares	$1,000.00	$1,109.60	$9.76	$1,015.90	$9.32

Class C Shares	$1,000.00	$1,105.10	$13.60	$1,012.20	$13.00

Class I Shares	$1,000.00	$1,111.50	$7.17	$1,018.30	$6.85

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.60% for Class A, 1.84% for Investor Class, 2.57% for Class C and 1.35% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of October 31, 2016 (Unaudited)

China	23.5%
Republic of Korea	15.4
Taiwan	13.3
India	9.5
Brazil	7.9
South Africa	6.2
Thailand	4.1
Hong Kong	2.4
Indonesia	2.3
Mexico	1.9
Russia	1.7
Colombia	1.5
Malaysia	1.4

Turkey	1.3%
Poland	1.0
Egypt	0.7
Hungary	0.5
Peru	0.5
Chile	0.4
Ukraine	0.4
France	0.2
Greece	0.2
Romania	0.1
Philippines	0.0 ‡
Other Assets, Less Liabilities	3.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Taiwan Semiconductor Manufacturing Co., Ltd.

2.	Tencent Holdings, Ltd.

3.	NetEase, Inc.

4.	Telekomunikasi Indonesia Persero Tbk PT

5.	HCL Technologies, Ltd.
6.	Hyundai Motor Co.

7.	PTT PCL, NVDR

8.	China Petroleum & Chemical Corp. Class H

9.	China Telecom Corp., Ltd. Class H

10.	S-Oil Corp.

8	MainStay Emerging Markets Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Emerging Markets Opportunities Fund perform relative to its primary benchmark and peers during the 12 months ended October 31, 2016?

Excluding all sales charges, MainStay Emerging Markets Opportunities Fund returned 5.93% for Class A shares, 5.72% for Investor Class shares and 4.94% for Class C shares for the 12 months ended October 31, 2016. Over the same period, Class I shares returned 6.16%. For the 12 months ended October 31, 2016, all share classes underperformed the 9.27% return of the MSCI Emerging Markets Index,1 which is the Fund’s broad-based securities-market index, and the 7.88% return of the Average Lipper2 Emerging Markets Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the MSCI Emerging Markets Index resulted primarily from stock selection. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—modestly helped relative performance. On a regional basis, both stock selection and allocation effects contributed to the Fund’s underperformance relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.)

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used exchange-traded funds (“ETFs”) to offset the beta3 impact of cash flows into and out of the Fund. The Fund used total-return swaps to gain short exposure to emerging-market equities in markets where shorting is prohibited. In practice, these swaps offer the equivalent exposure of shorting the underlying security. During the reporting period, these derivatives had a negative impact on Fund performance that yielded a negative return (–2.61%).

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index were consumer discretionary, utilities and energy. Favorable stock selection proved beneficial in each of these sectors. The sector that detracted the most from the Fund’s relative performance was materials, driven by an underweight position relative to the MSCI Emerging Markets Index and weak stock selection. The consumer staples sector was another relatively weak contributor to the Fund’s relative performance, driven by unfavorable stock selection.

From a regional perspective, stock selection was positive in Asia, led by holdings in China. Stock selection was unfavorable in Latin America and in Europe, the Middle East and Africa (“EMEA”). In Latin America, stock selection was negative in Mexico. The Fund’s underweight position relative to the MSCI Emerging Markets Index in outperforming Brazil detracted from relative results. Weak stock selection in EMEA was mainly driven by stock selection in South Africa.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Fund’s absolute performance during the reporting period was a long position in Chinese Internet company Tencent Holdings. The company reported strong earnings on continued growth in mobile games and online advertising revenue. A long position in circuit maker Taiwan Semiconductor was another strong absolute performer for the Fund. The stock performed well, supported by the company’s attractive margins and its ability to meet the growing technology needs of companies that make smart phones. A long position in consumer electronics and technology company Samsung also added to absolute performance. Samsung’s shares rose on optimism surrounding the company’s semiconductor business and smart phone handset sales.

The stock that detracted the most from the Fund’s absolute performance during the reporting period was a long position in Mexican telecommunications company America Movil. The company’s shares declined on disappointing earnings driven by increased competition. Another detractor from the Fund’s absolute performance was a long position in Catcher Technology, a Taiwanese manufacturer of technology casing solutions. The company suffered because of slowing demand. A long position in Radiant Opto-Electronics, a Taiwanese company best known for its manufacturing of backlight units, also detracted from the Fund’s absolute performance. During the reporting period, the company reported disappointing earnings and suggested that demand could weaken.

1.	See footnote on page 6 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund established a new long position in online marketplace Alibaba that grew to a neutral position relative to the MSCI Emerging Markets Index. The company’s valuation has become more reasonable and investor sentiment surrounding the stock has improved. The Fund also entered into a new long position in memory chip maker SK Hynix and moved to an overweight position relative to the Index. This purchase was driven by an attractive valuation and improving industry and earnings trends.

Significant sales during the reporting period included exiting the Fund’s position in telecommunication services company America Movil, moving from an overweight position relative to the MSCI Emerging Markets Index to a zero weighting. The company’s valuation could no longer support America Movil’s deteriorating earnings. The Fund also exited its overweight position relative to the Index in retailer WalMart de Mexico because of unattractive valuation and momentum characteristics.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund modestly increased its sector weightings relative to the MSCI Emerging Markets Index in energy and materials. The Fund modestly reduced its weighting relative to the Index in the telecommunication services and consumer discretionary sectors.

Regionally, the Fund modestly increased its weighting relative to the MSCI Emerging Markets Index in Latin America while reducing its relative weightings in Asia and EMEA. On a country basis, the Fund increased its weightings relative to the MSCI Emerging Markets Index in Brazil and China while decreasing its relative weightings in Taiwan and Chile.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund held overweight positions relative to the MSCI Emerging Markets Index in the financials and energy sectors. As of the same date, the Fund held underweight positions relative to the Index in the consumer staples and health care sectors.

As of October 31, 2016, the Fund held an overweight position relative to the MSCI Emerging Markets Index in Asia and underweight positions relative to the Index in Latin America and EMEA. From a country perspective, the Fund held overweight positions relative to the MSCI Emerging Markets Index in Thailand, South Korea and China as of October 31, 2016. As of the same date, the Fund held underweight positions relative to the benchmark in Mexico, Malaysia and the Philippines.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Emerging Markets Opportunities Fund

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 91.3%†
Brazil 5.1%
Banco Bradesco S.A. (Banks)	59,600	$592,452
Banco do Brasil S.A. (Banks)	64,500	591,856
BTG Pactual Group (Capital Markets) (a)	8,224	41,891
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	47,900	505,711
Cia de Saneamento de Minas Gerais-COPASA (Water Utilities)	38,600	402,930
Cosan S.A. Industria e Comercio (Oil, Gas & Consumable Fuels)	47,200	634,657
JBS S.A. (Food Products)	13,700	41,675
Kroton Educacional S.A. (Diversified Consumer Services)	2,900	14,446
M Dias Branco S.A. (Food Products)	8,300	354,440
MRV Engenharia e Participacoes S.A. (Household Durables)	100,800	390,316
QGEP Participacoes S.A. (Oil, Gas & Consumable Fuels)	93,500	161,692
Qualicorp S.A. (Health Care Providers & Services)	73,900	475,534
Ser Educacional S.A. (Diversified Consumer Services) (b)	62,200	402,780
Smiles S.A. (Media)	22,200	405,192
Sul America S.A. (Insurance)	42,800	258,382
Transmissora Alianca de Energia Eletrica S.A. (Electric Utilities)	89,100	579,206

		5,853,160

Chile 0.4%
Cencosud S.A. (Food & Staples Retailing)	149,423	487,097

China 23.5%
Agricultural Bank of China, Ltd. Class H (Banks)	1,542,000	650,159
Air China, Ltd. Class H (Airlines)	1,048,000	689,158
AVIC International Holdings, Ltd. Class H (Electronic Equipment, Instruments & Components)	70,000	39,533
Baidu, Inc., Sponsored ADR (Internet Software & Services) (c)(d)	1,200	212,232
Bank of China, Ltd. Class H (Banks)	1,502,000	673,964
Bank of Communications Co., Ltd. Class H (Banks)	575,000	438,170
Beijing Enterprises Holdings, Ltd. (Industrial Conglomerates) (d)	147,000	735,422
Belle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	175,000	106,053
Best Pacific International Holdings, Ltd. Class H (Textiles, Apparel & Luxury Goods)	158,000	130,588

	Shares	Value
China (continued)
BYD Electronic International Co., Ltd. (Communications Equipment)	497,500	$392,583
Changyou.com, Ltd., ADR (Software) (c)	15,200	402,040
Chaowei Power Holdings, Ltd. (Auto Components)	294,000	262,705
China Agri-Industries Holdings, Ltd. (Food Products) (c)	1,043,000	408,832
China Cinda Asset Management Co., Ltd. Class H (Capital Markets)	1,223,000	439,965
China CITIC Bank Corp., Ltd. Class H (Banks)	394,000	254,520
China Communications Services Corp., Ltd. Class H (Diversified Telecommunication Services)	1,250,000	743,016
China Everbright, Ltd. (Capital Markets)	144,000	282,224
China Evergrande Group (Real Estate Management & Development) (e)	702,000	464,346
China Galaxy Securities Co., Ltd. Class H (Capital Markets)	130,000	123,705
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment)	395,000	408,978
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	45,000	25,414
China National Materials Co., Ltd. Class H (Construction Materials)	134,000	30,409
♦China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	1,140,000	830,502
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	555,500	696,206
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	56,000	95,168
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels) (d)	132,500	275,744
China Southern Airlines Co., Ltd. Class H (Airlines)	540,000	303,576
♦China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	1,534,000	793,153
China Vanke Co., Ltd. Class H (Real Estate Management & Development) (d)	36,600	95,800
China Water Affairs Group, Ltd. (Water Utilities)	162,000	117,601
China Yongda Automobiles Services Holdings, Ltd. (Specialty Retail)	326,500	170,079
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	821,000	492,247
CNOOC, Ltd., Sponsored ADR (Oil, Gas & Consumable Fuels)	500	62,740
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	336,000	427,606
Dah Chong Hong Holdings, Ltd. (Distributors)	16,000	6,705
Dongyue Group, Ltd. (Chemicals) (a)(c)(f)	301,000	53,171

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
ENN Energy Holdings, Ltd. (Gas Utilities)	18,000	$84,714
Fufeng Group, Ltd. (Chemicals)	459,000	194,122
Geely Automobile Holdings, Ltd. (Automobiles)	360,000	371,347
Great Wall Motor Co., Ltd. Class H (Automobiles)	400,500	390,918
Guangzhou Automobile Group Co., Ltd. Class H (Automobiles)	560,000	677,296
Guangzhou R&F Properties Co., Ltd. Class H (Real Estate Management & Development)	197,600	279,245
Harbin Electric Co., Ltd. Class H (Electrical Equipment)	244,000	118,609
Hisense Kelon Electrical Holdings Co., Ltd. Class H (Household Durables)	425,000	358,936
Huaneng Renewables Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	996,000	335,187
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	1,039,000	625,633
Jiangsu Expressway Co., Ltd. Class H (Transportation Infrastructure)	242,000	329,509
Kunlun Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,012,000	765,960
Maoye International Holdings, Ltd. (Multiline Retail) (c)(e)	183,000	17,461
♦NetEase, Inc., ADR (Internet Software & Services) (d)	4,500	1,156,455
NQ Mobile, Inc. Class A, ADR (Software) (c)	51,200	177,152
PICC Property & Casualty Co., Ltd. Class H (Insurance)	12,000	19,434
Ping An Insurance Group Co. of China, Ltd. Class H (Insurance) (d)	52,000	274,565
Shandong Luoxin Pharmaceutical Group Stock Co., Ltd. Class H (Pharmaceuticals)	26,000	31,848
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	182,000	557,343
Shanghai Pharmaceuticals Holding Co., Ltd. Class H (Health Care Providers & Services) (d)	141,800	365,674
SINA Corp. (Internet Software & Services) (c)	2,000	144,280
Sinopec Shanghai Petrochemical Co., Ltd. Class H (Chemicals)	992,000	506,517
Sinopharm Group Co., Ltd. Class H (Health Care Providers & Services) (d)	24,800	120,714
♦Tencent Holdings, Ltd. (Internet Software & Services) (d)	127,200	3,375,358
Tianneng Power International, Ltd. (Auto Components)	442,000	398,940
Weichai Power Co., Ltd. Class H (Machinery)	475,000	717,809
Weiqiao Textile Co., Ltd. Class H (Textiles, Apparel & Luxury Goods)	392,500	262,154

	Shares	Value
China (continued)
Xingda International Holdings, Ltd. (Auto Components)	667,000	$276,929
Xtep International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	599,500	265,910
YY, Inc., ADR (Internet Software & Services) (c)(d)	13,800	663,366
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	415,000	417,914
Zijin Mining Group Co., Ltd. Class H (Metals & Mining)	1,974,000	621,047

		27,236,660

Colombia 0.6%
Almacenes Exito S.A. (Food & Staples Retailing)	30,334	151,328
Grupo de Inversiones Suramericana S.A. (Diversified Financial Services)	33,117	427,127
Interconexion Electrica S.A. ESP (Electric Utilities)	20,106	66,802

		645,257

Egypt 0.7%
Commercial International Bank Egypt S.A.E. (Banks)	83,270	481,056
Telecom Egypt Co. (Diversified Telecommunication Services)	291,766	282,896

		763,952

France 0.2%
Q Technology Group Co., Ltd. (Household Durables) (c)	396,000	199,135

Greece 0.2%
FF Group (Specialty Retail) (c)	5,588	133,849
JUMBO S.A. (Specialty Retail)	10,762	152,991

		286,840

Hong Kong 2.4%
Far East Horizon, Ltd. (Diversified Financial Services)	258,000	235,527
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment) (e)	1,552,000	210,121
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	135,000	399,488
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	448,500	402,494
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	882,000	718,742
Pou Sheng International Holdings, Ltd. (Specialty Retail)	1,327,000	417,492
Real Nutriceutical Group, Ltd. (Personal Products)	745,000	62,439
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	179,000	252,498

12	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
Yuexiu Transport Infrastructure, Ltd. (Transportation Infrastructure) (e)	114,000	$78,199

		2,777,000

Hungary 0.5%
OTP Bank PLC (Banks)	18,884	530,434

India 9.4%
Balrampur Chini Mills, Ltd. (Food Products)	239,589	418,469
Chennai Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	86,457	366,999
eClerx Services, Ltd. (IT Services)	1	23
Escorts, Ltd. (Machinery)	72,003	405,260
♦HCL Technologies, Ltd. (IT Services)	75,798	870,775
Hindalco Industries, Ltd. (Metals & Mining)	325,251	727,580
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	25,607	527,964
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	46,389	588,315
Indian Bank (Banks)	90,710	311,369
Infosys, Ltd. (IT Services)	7,065	106,039
Jain Irrigation Systems, Ltd. (Machinery)	255,375	408,950
Jammu & Kashmir Bank, Ltd. (The) (Banks)	149,466	152,741
JSW Steel, Ltd. (Metals & Mining)	15,055	372,393
Jubilant Life Sciences, Ltd. (Pharmaceuticals)	32,505	334,631
Karnataka Bank, Ltd. (The) (Banks)	225,641	412,858
Manappuram Finance, Ltd. (Consumer Finance)	272,162	417,902
Mphasis, Ltd. (IT Services)	2,454	18,883
Muthoot Finance, Ltd. (Consumer Finance)	46,142	252,174
NHPC, Ltd. (Independent Power & Renewable Electricity Producers)	55,034	22,002
Piramal Enterprises, Ltd. (Pharmaceuticals)	8,625	233,109
Power Finance Corp., Ltd. (Diversified Financial Services)	396,714	741,019
Tata Consultancy Services, Ltd. (IT Services)	14,006	501,225
Tata Motors, Ltd. Class A DVR (Automobiles)	105,057	544,189
Tata Steel, Ltd. (Metals & Mining)	68,720	415,644
Union Bank of India (Banks)	181,286	396,575
Vardhman Textiles, Ltd. (Textiles, Apparel & Luxury Goods)	10,277	174,960
Vedanta, Ltd. (Metals & Mining)	235,471	711,844
Welspun India, Ltd. (Textiles, Apparel & Luxury Goods)	483,629	423,261
Zensar Technologies, Ltd. (Software)	3,860	53,519

		10,910,672

Indonesia 2.3%
Bank Danamon Indonesia Tbk PT (Banks)	359,400	106,322
Bank Negara Indonesia Persero Tbk PT (Banks)	1,271,500	543,272
Charoen Pokphand Indonesia Tbk PT (Food Products)	376,600	106,792

	Shares	Value
Indonesia (continued)
Global Mediacom Tbk PT (Media)	1,268,800	$82,655
Indofood Sukses Makmur Tbk PT (Food Products)	1,018,900	663,753
♦Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	3,508,800	1,134,820

		2,637,614

Malaysia 1.4%
AirAsia BHD (Airlines)	1,085,200	716,568
CIMB Group Holdings BHD (Banks)	261,400	313,431
Padini Holdings BHD (Specialty Retail)	289,600	195,368
Press Metal BHD (Metals & Mining)	35,700	37,104
TA Enterprise BHD (Hotels, Restaurants & Leisure)	222,800	25,493
Unisem M BHD (Semiconductors & Semiconductor Equipment)	182,000	110,632
VS Industry BHD (Electronic Equipment, Instruments & Components)	776,300	262,776

		1,661,372

Mexico 1.9%
Arca Continental S.A.B. de C.V. (Beverages)	66,300	412,020
Coca-Cola Femsa S.A.B. de C.V. Series L (Beverages)	13,900	104,370
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)	48,900	468,872
Grupo Bimbo S.A.B. de C.V. Series A (Food Products)	115,300	310,867
Grupo Financiero Banorte S.A.B. de C.V. Class O (Banks)	43,000	253,664
Kimberly-Clark de Mexico S.A.B. de C.V. Class A (Household Products)	26,500	57,105
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (c)	495,521	581,485

		2,188,383

Peru 0.5%
Cia de Minas Buenaventura SAA, ADR (Metals & Mining) (d)	44,200	587,418
Ferreycorp SAA (Trading Companies & Distributors)	52,461	26,047

		613,465

Philippines 0.0%‡
Metro Pacific Investments Corp. (Diversified Financial Services)	69,100	10,274

Poland 1.0%
Energa S.A. (Electric Utilities)	126,514	259,268
Powszechna Kasa Oszczednosci Bank Polski S.A. (Banks)	18,138	127,046
Tauron Polska Energia S.A. (Electric Utilities) (c)	1,085,555	733,249

		1,119,563

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea 14.1%
AK Holdings, Inc. (Chemicals)	2,057	$110,737
BNK Financial Group, Inc. (Banks)	44,764	363,432
Daelim Industrial Co., Ltd. (Construction & Engineering)	9,569	683,231
DGB Financial Group, Inc. (Banks)	58,129	487,689
Dong-A Socio Holdings Co., Ltd. (Pharmaceuticals)	2,352	298,047
DongKook Pharmaceutical Co., Ltd. (Pharmaceuticals)	2,551	117,044
Doosan Infracore Co., Ltd. (Machinery) (c)(e)	51,508	311,951
Eugene Corp. (Construction Materials)	48,371	194,879
Eugene Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	2,776	47,187
GS Engineering & Construction Corp. (Construction & Engineering) (c)	4,251	99,565
Hana Financial Group, Inc. (Banks)	24,911	714,075
Hanjin Heavy Industries & Construction Co., Ltd. (Machinery) (c)	74,331	253,346
Hankook Tire Co., Ltd. (Auto Components)	9,039	436,052
Hankook Tire Worldwide Co., Ltd. (Diversified Financial Services)	9,226	174,562
Hansol Paper Co., Ltd. (Paper & Forest Products)	5,449	96,670
Hanwha Chemical Corp. (Chemicals)	31,852	752,979
Hanwha Corp. (Industrial Conglomerates)	22,349	729,504
Hyosung Corp. (Chemicals)	4,843	567,151
Hyundai Development Co.-Engineering & Construction (Construction & Engineering)	8,136	344,851
Hyundai Engineering & Construction Co., Ltd. (Construction & Engineering)	13,536	490,336
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	23,741	733,445
Hyundai Mobis Co., Ltd. (Auto Components)	1,420	340,031
Industrial Bank of Korea (Banks)	47,629	549,445
KB Financial Group, Inc. (Banks)	16,445	607,930
KB Insurance Co., Ltd. (Insurance)	4,263	107,856
KC Tech Co., Ltd. (Semiconductors & Semiconductor Equipment)	17,352	210,787
Kia Motors Corp. (Automobiles)	8,970	319,055
Korea District Heating Corp. (Electric Utilities)	826	49,809
Korea Electric Power Corp. (Electric Utilities)	7,311	314,675
KT Corp. (Diversified Telecommunication Services)	3,655	103,174
LG Corp. (Industrial Conglomerates)	10,684	572,366
LG Display Co., Ltd. (Electronic Equipment, Instruments & Components)	9,888	235,912
LG Electronics, Inc. (Household Durables)	7,751	323,791
LG Uplus Corp. (Diversified Telecommunication Services)	40,523	417,891
Lotte Chemical Corp. (Chemicals)	939	236,750

	Shares	Value
Republic of Korea (continued)
LS Corp. (Electrical Equipment)	7,416	$355,813
Posco Daewoo Corp. (Trading Companies & Distributors)	18,014	392,789
♦S-Oil Corp. (Oil, Gas & Consumable Fuels)	11,231	770,490
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	334	478,415
Samyang Corp. (Food Products)	4,416	397,508
Shinhan Financial Group Co., Ltd. (Banks)	7,031	269,442
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	4,089	541,388
SL Corp. (Auto Components)	3,115	41,515
Tongyang Life Insurance (Insurance)	16,611	174,203
Woori Bank (Banks)	51,058	557,767

		16,375,535

Romania 0.1%
New Europe Property Investments PLC (Real Estate Management & Development)	8,188	100,961

Russia 1.7%
Gazprom PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	83,448	360,496
Lukoil PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	11,851	577,736
Megafon PJSC, GDR (Wireless Telecommunication Services)	757	7,214
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	14,076	212,266
RusHydro PJSC, ADR (Electric Utilities)	73,138	89,228
Severstal PJSC, GDR (Metals & Mining)	34,703	489,312
Surgutneftegas OJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	60,297	259,157
Tatneft PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	813	27,211

		2,022,620

South Africa 6.2%
African Rainbow Minerals, Ltd. (Metals & Mining)	58,627	423,928
Assore, Ltd. (Metals & Mining)	4,137	55,987
Astral Foods, Ltd. (Food Products)	4,784	43,321
Barclays Africa Group, Ltd. (Banks)	54,009	626,298
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	14,310	47,641
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	100,982	742,925
FirstRand, Ltd. (Diversified Financial Services)	132,596	475,168
Foschini Group, Ltd. (The) (Specialty Retail)	21,486	221,174
Gold Fields, Ltd. (Metals & Mining)	105,189	427,582
Impala Platinum Holdings, Ltd. (Metals & Mining) (c)	23,401	94,064
Imperial Holdings, Ltd. (Distributors)	56,347	711,747

14	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
South Africa (continued)
Liberty Holdings, Ltd. (Insurance)	64,999	$558,942
MMI Holdings, Ltd. (Insurance)	221,823	371,960
Nedbank Group, Ltd. (Banks)	35,092	573,860
Sappi, Ltd. (Paper & Forest Products) (c)	12,103	67,320
Sibanye Gold, Ltd. (Metals & Mining)	98,177	267,582
Standard Bank Group, Ltd. (Banks)	71,200	755,418
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	72,153	332,892
Tsogo Sun Holdings, Ltd. (Hotels, Restaurants & Leisure)	153,883	349,336

		7,147,145

Taiwan 13.3%
Accton Technology Corp. (Communications Equipment)	262,000	418,436
Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	438,000	514,927
AmTRAN Technology Co., Ltd. (Household Durables)	221,000	175,077
Basso Industry Corp. (Household Durables)	150,000	404,500
China Life Insurance Co., Ltd. (Insurance)	5,760	5,321
China Metal Products Co., Ltd. (Metals & Mining)	52,000	51,329
Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	298,000	177,530
Coretronic Corp. (Electronic Equipment, Instruments & Components)	71,000	73,571
CTBC Financial Holding Co., Ltd. (Banks)	53,927	29,050
First Financial Holding Co., Ltd. (Banks)	509,000	266,940
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	199,000	181,611
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	323,000	458,541
Grand Pacific Petrochemical (Chemicals)	426,000	238,260
Highwealth Construction Corp. (Real Estate Management & Development)	94,000	139,254
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	218,218	589,844
Inventec Corp. (Technology Hardware, Storage & Peripherals)	105,000	82,183
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	441,000	387,792
King’s Town Bank Co., Ltd. (Banks)	132,000	108,126
LCY Chemical Corp. (Chemicals)	97,000	118,647
Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	383,791	550,922
Merry Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	101,000	390,462

	Shares	Value
Taiwan (continued)
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	143,000	$411,905
Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	303,000	393,182
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	228,000	614,117
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	529,000	715,782
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	264,000	753,748
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	184,000	623,877
Rechi Precision Co., Ltd. (Machinery)	326,000	371,893
Taishin Financial Holding Co., Ltd. (Banks)	261,000	95,526
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	680,000	4,061,792
Tong Yang Industry Co., Ltd. (Auto Components)	176,000	409,361
United Integrated Services Co., Ltd. (Construction & Engineering)	58,000	87,025
Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	342,250	415,374
Wistron Corp. (Technology Hardware, Storage & Peripherals)	706,294	532,672
WPG Holdings, Ltd. (Electronic Equipment, Instruments & Components)	210,000	246,217
WT Microelectronics Co., Ltd. (Electronic Equipment, Instruments & Components)	98,000	138,969
Yuanta Financial Holding Co., Ltd. (Capital Markets)	591,000	220,987

		15,454,750

Thailand 4.1%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	56,600	248,249
Charoen Pokphand Foods PCL, NVDR (Food Products)	827,800	745,073
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	77,900	434,045
Home Product Center PCL, NVDR (Specialty Retail)	594,800	171,655
Kiatnakin Bank PCL, NVDR (Banks)	221,700	370,582
Krung Thai Bank PCL, NVDR (Banks)	771,800	379,312
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	273,800	651,300
PTT Global Chemical PCL, NVDR (Chemicals)	134,600	230,759
♦PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	85,600	846,278
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	191,300	382,627
Thai Union Group PCL, NVDR (Food Products)	200,800	124,505
Tisco Financial Group PCL, NVDR (Banks)	99,500	147,128

		4,731,513

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Turkey 1.3%
Haci Omer Sabanci Holding A.S. (Diversified Financial Services)	40,557	$122,552
Tekfen Holding A.S. (Construction & Engineering)	153,278	388,861
Turkiye Halk Bankasi A.S. (Banks)	93,282	283,381
Turkiye Is Bankasi Class C (Banks)	43,477	70,536
Turkiye Sise ve Cam Fabrikalari A.S. (Industrial Conglomerates)	144,647	151,928
Turkiye Vakiflar Bankasi TAO Class D (Banks)	177,950	263,395
Yapi ve Kredi Bankasi A.S. (Banks) (c)	199,918	239,055

		1,519,708

Ukraine 0.4%
Kernel Holding S.A. (Food Products)	25,760	412,738

Total Common Stocks (Cost $99,441,250)		105,685,848

Preferred Stocks 5.0%
Brazil 2.8%
Banco ABC Brasil S.A. 6.79% (Banks)	74,900	360,890
Banco Bradesco S.A. 4.00% (Banks)	5,800	60,762
Banco do Estado do Rio Grande do Sul S.A. Class B 10.61% (Banks)	98,700	420,526
Braskem S.A. Class A 6.37% (Chemicals)	70,800	627,041
Cia Energetica de Minas Gerais 5.26% (Electric Utilities)	161,900	494,525
Cia Paranaense de Energia Class B 5.17% (Electric Utilities)	29,300	335,500
Itau Unibanco Holding S.A. 4.55% (Banks)	11,004	132,379
Itausa—Investimentos Itau S.A. 4.00% (Banks)	31,300	92,567
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (c)	40,500	224,450
Vale S.A. 3.23% (Metals & Mining)	74,500	481,496

		3,230,136

Colombia 0.9%
Banco Davivienda S.A. 2.96% (Banks)	18,158	184,794
Bancolombia S.A. 3.10% (Banks)	58,482	555,104
Grupo Aval Acciones y Valores S.A. 4.92% (Banks)	379,137	156,357

	Shares	Value
Colombia (continued)
Grupo de Inversiones Suramericana S.A. 1.16% (Diversified Financial Services)	12,735	$160,946

		1,057,201

Republic of Korea 1.3%
♦Hyundai Motor Co. 4.26% (Automobiles)	3,723	311,050
4.36% (Automobiles)	6,107	536,381
Samsung Electronics Co., Ltd. 2.03% (Technology Hardware, Storage & Peripherals)	608	699,791

		1,547,222

Total Preferred Stocks (Cost $4,754,221)		5,834,559

	Number of Rights
Rights 0.1%
India 0.1%
Karnataka Bank, Ltd. (Banks) (c)(f)	86,741	68,241

Total Right (Cost $73,763)		68,241

Total Investments (Cost $104,269,234) (g)	96.4%	111,588,648
Other Assets, Less Liabilities	3.6	4,198,959
Net Assets	100.0%	$115,787,607

‡	Less than one-tenth of a percent.

(a)	Illiquid security—As of October 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $95,062, which represented 0.1% of the Fund’s net assets. (Unaudited).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Non-income producing security.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(J)).

(e)	All or a portion of this security was held on loan. As of October 31, 2016, the market value of securities loaned was $1,032,688 and the Fund received non-cash collateral in the amount of $1,089,388. (See Note 2(M))

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of these securities was $121,412, which represented 0.1% of the Fund’s net assets.

16	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(g)	As of October 31, 2016, cost was $105,066,720 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$10,793,352
Gross unrealized depreciation	(4,271,424)

Net unrealized appreciation	$6,521,928

Total Return Equity Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2016 were as follows:

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Brazil
Merrill Lynch	Ambev S.A.	1 Month LIBOR BBA plus 0.60%	8/29/2017	2,100	$12	$144
Merrill Lynch	Ambev S.A.	1 Month LIBOR BBA plus 0.60%	9/1/2017	18,300	106	1,477
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60%	9/18/2017	34,496	314	45,315
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60%	11/27/2017	36,700	375	8,352
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60%	11/28/2017	36,500	370	9,296
Merrill Lynch	Cia de Saneamento Basico do Estado de Sao Paulo	1 Month LIBOR BBA plus 0.60%	10/10/2017	17,700	171	14,108
Merrill Lynch	Cia Energetica de Minas Gerais	1 Month LIBOR BBA plus 0.60%	10/10/2017	55,200	166	414
Merrill Lynch	Cia Paranaense de Energia	1 Month LIBOR BBA plus 0.00%	10/19/2017	20,000	204	24,957
Merrill Lynch	Cia Paranaense de Energia	1 Month LIBOR BBA plus 0.60%	10/10/2017	3,900	43	1,417
Merrill Lynch	Duratex S.A.	1 Month LIBOR BBA minus 1.10%	11/27/2017	(8,400)	(23)	515
Merrill Lynch	Duratex S.A.	1 Month LIBOR BBA minus 1.10%	11/28/2017	(52,800)	(145)	3,201
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.40%	11/27/2017	(5,200)	(17)	553
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.40%	11/28/2017	(6,300)	(21)	604
Merrill Lynch	International Meal Co Alimentacao S.A.	1 Month LIBOR BBA minus 1.00%	11/28/2017	(5,500)	(10)	251
Merrill Lynch	Iochpe Maxion S.A.	1 Month LIBOR BBA minus 2.80%	8/29/2017	(6,300)	(33)	1,342
Merrill Lynch	Iochpe Maxion S.A.	1 Month LIBOR BBA minus 2.80%	10/10/2017	(24,600)	(149)	25,328
Merrill Lynch	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.60%	11/27/2017	50,600	583	28,403
Merrill Lynch	Klabin S.A.	1 Month LIBOR BBA minus 1.30%	8/29/2017	(63,800)	(331)	3,300
Merrill Lynch	Kroton Educacional S.A.	1 Month LIBOR BBA plus 0.60%	10/10/2017	66,800	314	15,130
Merrill Lynch	Kroton Educacional S.A.	1 Month LIBOR BBA plus 0.60%	11/17/2017	85,500	424	1,676
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 7.25%	11/27/2017	(800)	(5)	8
Merrill Lynch	M Dias Branco S.A.	1 Month LIBOR BBA plus 0.60%	7/10/2017	3,100	86	46,323
Merrill Lynch	M Dias Branco S.A.	1 Month LIBOR BBA plus 0.60%	10/10/2017	3,000	121	5,459
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 0.75%	8/15/2017	(16,500)	(27)	1,370
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 0.75%	9/22/2017	(6,400)	(11)	807
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 0.75%	11/28/2017	(8,900)	(14)	336

Chile
Merrill Lynch	Cencosud S.A.	1 Month LIBOR BBA plus 0.60%	8/29/2017	20,649	59	8,502

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

China
Merrill Lynch	21Vianet Group, Inc.	1 Month LIBOR BBA minus 1.05%	10/10/2017	(841)	$(7)	$1,346
Merrill Lynch	21Vianet Group, Inc.	1 Month LIBOR BBA minus 1.30%	10/10/2017	(36,159)	(324)	59,649
Merrill Lynch	21Vianet Group, Inc.	1 Month LIBOR BBA minus 2.35%	11/27/2017	(7,300)	(56)	2,642
Merrill Lynch	500.com, Ltd.	1 Month LIBOR BBA minus 3.20%	10/10/2017	(2,700)	(51)	5,171
Merrill Lynch	500.com, Ltd.	1 Month LIBOR BBA minus 3.65%	7/10/2017	(11,100)	(194)	6,379
Merrill Lynch	58.com, Inc.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(2,200)	(109)	17,020
Merrill Lynch	58.com, Inc.	1 Month LIBOR BBA minus 1.00%	11/27/2017	(4,900)	(210)	5,229
Merrill Lynch	Alibaba Group Holding, Ltd.	1 Month LIBOR BBA plus 0.45%	7/3/2017	3,700	285	85,986
Merrill Lynch	Alibaba Group Holding, Ltd.	1 Month LIBOR BBA plus 0.45%	8/29/2017	21,900	1,812	408,693
Merrill Lynch	Autohome, Inc.	1 Month LIBOR BBA minus 0.76%	11/27/2017	(8,819)	(214)	7,658
Merrill Lynch	Autohome, Inc.	1 Month LIBOR BBA minus 0.95%	11/28/2017	(5,381)	(131)	4,415
Merrill Lynch	Baidu, Inc.	1 Month LIBOR BBA plus 0.45%	11/27/2017	2,500	438	4,050
Merrill Lynch	China Distance Education Holdings, Ltd.	1 Month LIBOR BBA plus 0.45%	10/10/2017	5,600	70	4,187
Merrill Lynch	CNinsure, Inc.	1 Month LIBOR BBA minus 6.25%	8/29/2017	(2,800)	(24)	733
Merrill Lynch	CNinsure, Inc.	1 Month LIBOR BBA minus 6.65%	10/10/2017	(7,500)	(63)	1,431
Merrill Lynch	Ctrip.com International, Ltd.	1 Month LIBOR BBA minus 0.40%	11/27/2017	(1,300)	(59)	1,531
Merrill Lynch	eHi Car Services, Ltd.	1 Month LIBOR BBA minus 4.15%	10/10/2017	(2,900)	(31)	1,933
Merrill Lynch	eHi Car Services, Ltd.	1 Month LIBOR BBA minus 4.30%	10/10/2017	(3,000)	(33)	2,616
Merrill Lynch	eHi Car Services, Ltd.	1 Month LIBOR BBA minus 5.60%	11/27/2017	(300)	(3)	43
Merrill Lynch	eHi Car Services, Ltd.	1 Month LIBOR BBA minus 5.65%	11/28/2017	(4,100)	(41)	238
Merrill Lynch	eHi Car Services, Ltd.	1 Month LIBOR BBA minus 6.50%	8/29/2017	(2,400)	(26)	1,838
Merrill Lynch	Fang Holdings, Ltd.	1 Month LIBOR BBA minus 0.52%	8/29/2017	(65,200)	(328)	101,309
Merrill Lynch	Fang Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(10,100)	(46)	16,476
Merrill Lynch	Hanwha Q CELLS Co., Ltd.	1 Month LIBOR BBA minus 8.85%	10/10/2017	(700)	(8)	224
Merrill Lynch	Hanwha Q CELLS Co., Ltd.	1 Month LIBOR BBA minus 9.25%	10/10/2017	(1,500)	(17)	626
Merrill Lynch	iKang Healthcare Group, Inc.	1 Month LIBOR BBA minus 0.35%	10/10/2017	(11,600)	(213)	1,830
Merrill Lynch	iKang Healthcare Group, Inc.	1 Month LIBOR BBA minus 1.65%	11/27/2017	(2,200)	(40)	44
Merrill Lynch	JA Solar Holdings Co., Ltd.	1 Month LIBOR BBA minus 1.95%	10/10/2017	(11,100)	(80)	15,572
Merrill Lynch	JA Solar Holdings Co., Ltd.	1 Month LIBOR BBA minus 2.00%	10/10/2017	(20,500)	(152)	32,807
Merrill Lynch	NetEase, Inc.	1 Month LIBOR BBA plus 0.45%	7/10/2017	400	69	33,169
Merrill Lynch	Sohu.com, Inc.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(8,300)	(345)	34,266
Merrill Lynch	Trina Solar, Ltd.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(33,100)	(346)	2,910
Merrill Lynch	Tuniu Corp.	1 Month LIBOR BBA minus 3.43%	9/1/2017	(8,200)	(74)	72
Merrill Lynch	Xunlei, Ltd.	1 Month LIBOR BBA minus 2.35%	10/10/2017	(6,400)	(35)	4,260
Merrill Lynch	Zhaopin, Ltd.	1 Month LIBOR BBA minus 2.55%	7/10/2017	(2,700)	(40)	677
Merrill Lynch	Zhaopin, Ltd.	1 Month LIBOR BBA minus 2.72%	7/10/2017	(3,900)	(58)	905

Hong Kong
Merrill Lynch	Baoxin Auto Group, Ltd.	1 Month LIBOR BBA minus 2.25%	7/10/2017	(97,144)	(62)	30,610
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 10.00%	4/28/2017	(22,500)	(48)	10,473
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 12.00%	4/28/2017	(15,000)	(33)	7,408

18	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Hong Kong (continued)
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 12.00%	11/28/2017	(30,000)	$(51)	$1,170
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 5.50%	10/9/2017	(40,000)	(68)	875
Merrill Lynch	Brilliance China Automotive Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	1/16/2017	(200,000)	(268)	30,828
Merrill Lynch	CGN Power Co., Ltd.	1 Month LIBOR BBA minus 0.45%	8/29/2017	(1,080,000)	(317)	266
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	8/22/2017	702,000	492	21,677
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	8/29/2017	98,000	66	6,069
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	9/4/2017	87,000	60	3,736
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	11/28/2017	733,000	532	4,216
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	3/8/2017	7,000	76	4,194
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	4/7/2017	12,500	136	6,941
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	4/10/2017	12,500	137	6,143
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	11/28/2017	72,000	820	4,308
Merrill Lynch	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 4.00%	10/9/2017	(912,000)	(206)	3,495
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45%	7/10/2017	56,000	41	220
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45%	8/29/2017	74,000	53	939
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45%	10/19/2017	380,000	261	15,738
Merrill Lynch	China Railway Construction Corp., Ltd.	1 Month LIBOR BBA plus 0.45%	8/29/2017	52,500	64	2,203
Merrill Lynch	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 1.50%	8/29/2017	(383,000)	(81)	772
Merrill Lynch	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 1.50%	9/1/2017	(148,000)	(32)	407
Merrill Lynch	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 1.75%	7/10/2017	(674,000)	(143)	1,280
Merrill Lynch	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 2.00%	2/6/2017	(58,000)	(15)	2,851
Merrill Lynch	China Taiping Insurance Holdings Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(86,400)	(170)	3,306
Merrill Lynch	China Travel International Investment Hong Kong, Ltd.	1 Month LIBOR BBA minus 1.50%	11/28/2017	(148,000)	(43)	398
Merrill Lynch	China Travel International Investment Hong Kong, Ltd.	1 Month LIBOR BBA minus 1.50%	11/30/2017	(278,000)	(80)	67
Merrill Lynch	China ZhengTong Auto Services Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(331,000)	(108)	1,337
Merrill Lynch	CIMC Enric Holdings, Ltd.	1 Month LIBOR BBA minus 2.00%	10/9/2017	(226,000)	(100)	5,364
Merrill Lynch	CIMC Enric Holdings, Ltd.	1 Month LIBOR BBA minus 6.00%	11/28/2017	(174,000)	(74)	974
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45%	8/29/2017	83,000	100	5,838
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45%	9/15/2017	202,000	254	2,636
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45%	10/26/2017	50,000	60	4,059
Merrill Lynch	Cosmo Lady China Holdings Co., Ltd.	1 Month LIBOR BBA minus 4.75%	7/10/2017	(137,000)	(82)	26,506
Merrill Lynch	Cosmo Lady China Holdings Co., Ltd.	1 Month LIBOR BBA minus 5.50%	1/16/2017	(46,000)	(42)	23,080
Merrill Lynch	Cosmo Lady China Holdings Co., Ltd.	1 Month LIBOR BBA minus 5.50%	10/9/2017	(264,000)	(111)	2,999
Merrill Lynch	Cosmo Lady China Holdings Co., Ltd.	1 Month LIBOR BBA minus 7.25%	11/28/2017	(72,000)	(30)	231
Merrill Lynch	CPMC Holdings, Ltd.	1 Month LIBOR BBA minus 2.75%	10/9/2017	(98,000)	(55)	3,178
Merrill Lynch	CSSC Offshore and Marine Engineering Group Co., Ltd.	1 Month LIBOR BBA minus 11.00%	7/10/2017	(44,000)	(69)	3,039
Merrill Lynch	CSSC Offshore and Marine Engineering Group Co., Ltd.	1 Month LIBOR BBA minus 2.50%	10/9/2017	(64,000)	(102)	5,475

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Hong Kong (continued)
Merrill Lynch	Dalian Port PDA Co., Ltd.	1 Month LIBOR BBA minus 6.05%	9/18/2017	(230,800)	$(49)	$5,956
Merrill Lynch	Dongjiang Environmental Co., Ltd.	1 Month LIBOR BBA minus 7.50%	10/9/2017	(89,200)	(156)	20,373
Merrill Lynch	First Tractor Co., Ltd.	1 Month LIBOR BBA minus 5.00%	11/28/2017	(92,000)	(53)	1,033
Merrill Lynch	Fu Shou Yuan International Group, Ltd.	1 Month LIBOR BBA minus 3.00%	10/9/2017	(235,000)	(148)	9,636
Merrill Lynch	Fu Shou Yuan International Group, Ltd.	1 Month LIBOR BBA minus 4.00%	11/28/2017	(143,000)	(84)	372
Merrill Lynch	Geely Automobile Holdings, Ltd.	1 Month LIBOR BBA plus 0.45%	10/9/2017	445,000	399	60,152
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	10/9/2017	(131,000)	(64)	774
Merrill Lynch	Haier Electronics Group Co., Ltd.	1 Month LIBOR BBA minus 0.45%	10/9/2017	(194,000)	(342)	28,527
Merrill Lynch	HC International, Inc.	1 Month LIBOR BBA minus 12.00%	10/9/2017	(170,000)	(135)	9,727
Merrill Lynch	Hopewell Highway Infrastructure, Ltd.	1 Month LIBOR BBA minus 1.00%	10/9/2017	(164,500)	(99)	10,587
Merrill Lynch	Intime Retail Group Co., Ltd.	1 Month LIBOR BBA minus 1.50%	8/29/2017	(173,500)	(137)	843
Merrill Lynch	Intime Retail Group Co., Ltd.	1 Month LIBOR BBA minus 1.50%	10/9/2017	(219,500)	(191)	18,461
Merrill Lynch	Intime Retail Group Co., Ltd.	1 Month LIBOR BBA minus 1.50%	11/28/2017	(29,000)	(23)	648
Merrill Lynch	Intime Retail Group Co., Ltd.	1 Month LIBOR BBA minus 1.50%	11/30/2017	(11,000)	(9)	56
Merrill Lynch	KWG Property Holding, Ltd.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(218,000)	(127)	221
Merrill Lynch	Luye Pharma Group, Ltd.	1 Month LIBOR BBA minus 2.50%	11/28/2017	(210,500)	(144)	2,497
Merrill Lynch	PAX Global Technology, Ltd.	1 Month LIBOR BBA minus 2.50%	7/10/2017	(40,000)	(34)	8,535
Merrill Lynch	PAX Global Technology, Ltd.	1 Month LIBOR BBA minus 5.00%	8/29/2017	(46,000)	(38)	9,213
Merrill Lynch	Shenzhen International Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(112,000)	(174)	444
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.00%	10/9/2017	(204,000)	(100)	4,874
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.00%	11/28/2017	(186,000)	(90)	2,060
Merrill Lynch	Sinopec Oilfield Service Corp.	1 Month LIBOR BBA minus 8.50%	11/28/2017	(562,000)	(123)	6,487
Merrill Lynch	Sinosoft Technology Group, Ltd.	1 Month LIBOR BBA minus 4.00%	11/28/2017	(141,000)	(64)	2,275
Merrill Lynch	SSY Group, Ltd.	1 Month LIBOR BBA minus 3.00%	7/10/2017	(54,907)	(19)	272
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45%	7/10/2017	5,700	129	21,606
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45%	8/29/2017	9,900	241	22,152
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45%	9/4/2017	33,300	779	99,805
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	10/9/2017	(358,000)	(280)	37,452
Merrill Lynch	Wisdom Sports Group	1 Month LIBOR BBA minus 6.00%	7/10/2017	(174,000)	(56)	152
Merrill Lynch	Yashili International Holdings, Ltd.	1 Month LIBOR BBA minus 7.00%	7/10/2017	(96,000)	(22)	2,091
Merrill Lynch	Yashili International Holdings, Ltd.	1 Month LIBOR BBA minus 8.50%	7/7/2017	(44,000)	(10)	895
Merrill Lynch	Zhuzhou CRRC Times Electric Co., Ltd.	1 Month LIBOR BBA minus 0.45%	8/29/2017	(59,500)	(326)	36,989
Merrill Lynch	Zhuzhou CRRC Times Electric Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(12,000)	(59)	603

Hungary
Merrill Lynch	OTP Bank PLC	1 Month LIBOR BBA plus 0.80%	10/10/2017	3,315	91	1,880

Indonesia
Merrill Lynch	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.00%	10/10/2017	(903,900)	(191)	38,841

Malaysia
Merrill Lynch	Lafarge Malaysia Bhd	1 Month LIBOR BBA minus 4.00%	10/10/2017	(10,000)	(20)	412
Merrill Lynch	UMW Holdings Bhd	1 Month LIBOR BBA minus 4.00%	10/10/2017	(40,100)	(58)	1,350

20	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Mexico
Merrill Lynch	Axtel S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	8/29/2017	(76,800)	$(23)	$3,897
Merrill Lynch	Axtel S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(187,300)	(48)	1,610
Merrill Lynch	Axtel S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/27/2017	(6,100)	(2)	50
Merrill Lynch	Axtel S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/28/2017	(117,800)	(29)	398
Merrill Lynch	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	7/10/2017	8,500	81	897
Merrill Lynch	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	8/29/2017	16,100	145	9,802
Merrill Lynch	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	10/10/2017	27,500	251	9,996
Merrill Lynch	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	5/12/2017	(5,500)	(4)	182
Merrill Lynch	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	7/7/2017	(13,900)	(9)	461
Merrill Lynch	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	9/1/2017	(24,500)	(20)	947
Merrill Lynch	Telesites S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(132,200)	(78)	1,852
Merrill Lynch	Telesites S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/27/2017	(7,400)	(4)	158
Merrill Lynch	Telesites S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/28/2017	(75,500)	(45)	1,598

Poland
Merrill Lynch	CD Projekt S.A.	1 Month LIBOR BBA minus 6.00%	10/10/2017	(25,180)	(276)	21,006
Merrill Lynch	Eurocash S.A.	1 Month LIBOR BBA minus 0.50%	10/10/2017	(1,889)	(22)	3,296
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 10.75%	11/20/2017	(113,240)	(38)	214
Merrill Lynch	Grupa Azoty S.A.	1 Month LIBOR BBA minus 1.25%	10/10/2017	(2,962)	(50)	3,440
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA plus 0.80%	11/28/2017	9,757	178	3,013
Merrill Lynch	PKP Cargo S.A.	1 Month LIBOR BBA minus 7.75%	10/10/2017	(6,577)	(74)	2,627

Republic of Korea
Merrill Lynch	CJ CGV Co., Ltd.	1 Month LIBOR BBA minus 4.50%	8/29/2017	(2,436)	(198)	53,554
Merrill Lynch	CJ CGV Co., Ltd.	1 Month LIBOR BBA minus 5.25%	11/28/2017	(2,179)	(133)	3,426
Merrill Lynch	CJ Freshway Corp.	1 Month LIBOR BBA minus 5.50%	8/29/2017	(1,051)	(42)	5,803
Merrill Lynch	Cosmax, Inc.	1 Month LIBOR BBA minus 6.50%	10/10/2017	(2,524)	(344)	89,663
Merrill Lynch	Coway Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(1,115)	(89)	1,887
Merrill Lynch	Coway Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/30/2017	(2)	— **	1
Merrill Lynch	EO Technics Co., Ltd.	1 Month LIBOR BBA minus 10.00%	11/28/2017	(1,723)	(97)	1,838
Merrill Lynch	E0 Technics Co., Ltd.	1 Month LIBOR BBA minus 7.00%	10/10/2017	(4,401)	(318)	75,712
Merrill Lynch	Fila Korea, Ltd.	1 Month LIBOR BBA minus 2.50%	1/17/2017	(328)	(25)	414
Merrill Lynch	Fila Korea, Ltd.	1 Month LIBOR BBA minus 2.50%	7/10/2017	(1,096)	(87)	3,487
Merrill Lynch	Fila Korea, Ltd.	1 Month LIBOR BBA minus 4.00%	7/10/2017	(977)	(78)	3,164
Merrill Lynch	Fila Korea, Ltd.	1 Month LIBOR BBA minus 4.00%	8/29/2017	(1,412)	(111)	3,312
Merrill Lynch	Fila Korea, Ltd.	1 Month LIBOR BBA minus 4.00%	9/1/2017	(324)	(26)	892
Merrill Lynch	Hana Tour Service, Inc.	1 Month LIBOR BBA minus 4.00%	7/10/2017	(2,778)	(213)	56,341
Merrill Lynch	Hana Tour Service, Inc.	1 Month LIBOR BBA minus 5.50%	7/10/2017	(1,191)	(91)	23,965
Merrill Lynch	Hana Tour Service, Inc.	1 Month LIBOR BBA minus 5.50%	8/29/2017	(1,133)	(73)	9,105
Merrill Lynch	Hana Tour Service, Inc.	1 Month LIBOR BBA minus 6.50%	10/10/2017	(372)	(23)	2,426
Merrill Lynch	Hana Tour Service, Inc.	1 Month LIBOR BBA minus 6.50%	11/28/2017	(594)	(34)	68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Republic of Korea (continued)
Merrill Lynch	Hanjin Shipping Co., Ltd.	1 Month LIBOR BBA minus 10.00%	4/28/2017	(19,642)	$(55)	$37,966
Merrill Lynch	Hanjin Shipping Co., Ltd.	1 Month LIBOR BBA minus 8.00%	4/28/2017	(29,462)	(81)	55,296
Merrill Lynch	Hanon Systems	1 Month LIBOR BBA minus 0.50%	11/28/2017	(16,110)	(155)	3,994
Merrill Lynch	Hansae Co., Ltd.	1 Month LIBOR BBA minus 4.00%	8/29/2017	(7,577)	(209)	41,623
Merrill Lynch	Hansae Co., Ltd.	1 Month LIBOR BBA minus 6.50%	10/10/2017	(7,743)	(172)	873
Merrill Lynch	Hanssem Co., Ltd.	1 Month LIBOR BBA minus 3.00%	11/28/2017	(1,405)	(220)	2,131
Merrill Lynch	Hyundai Development Co-Engineering & Construction	1 Month LIBOR BBA plus 0.65%	8/29/2017	8,970	354	26,414
Merrill Lynch	Hyundai Engineering & Construction Co., Ltd.	1 Month LIBOR BBA plus 0.65%	8/29/2017	7,340	241	25,021
Merrill Lynch	Hyundai Greenfood Co., Ltd.	1 Month LIBOR BBA minus 2.75%	11/28/2017	(9,095)	(135)	1,384
Merrill Lynch	Hyundai Livart Furniture Co., Ltd.	1 Month LIBOR BBA minus 6.00%	11/28/2017	(5,826)	(129)	3,089
Merrill Lynch	Iljin Materials Co., Ltd.	1 Month LIBOR BBA minus 12.00%	11/28/2017	(2,300)	(33)	645
Merrill Lynch	iMarketKorea, Inc.	1 Month LIBOR BBA minus 5.50%	10/10/2017	(13,416)	(162)	11,323
Merrill Lynch	iMarketKorea, Inc.	1 Month LIBOR BBA minus 6.50%	8/29/2017	(13,443)	(150)	45
Merrill Lynch	InBody Co., Ltd.	1 Month LIBOR BBA minus 7.00%	11/28/2017	(1,828)	(56)	3,226
Merrill Lynch	InBody Co., Ltd.	1 Month LIBOR BBA minus 7.00%	11/30/2017	(2,062)	(61)	1,295
Merrill Lynch	Interpark Corp.	1 Month LIBOR BBA minus 6.50%	5/12/2017	(732)	(12)	5,294
Merrill Lynch	KB Financial Group, Inc.	1 Month LIBOR BBA plus 0.65%	11/28/2017	4,150	153	334
Merrill Lynch	KEPCO Plant Service & Engineering Co., Ltd.	1 Month LIBOR BBA minus 0.50%	7/10/2017	(1,529)	(95)	21,337
Merrill Lynch	KEPCO Plant Service & Engineering Co., Ltd.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(610)	(35)	5,873
Merrill Lynch	KEPCO Plant Service & Engineering Co., Ltd.	1 Month LIBOR BBA minus 2.00%	8/29/2017	(365)	(23)	5,269
Merrill Lynch	KEPCO Plant Service & Engineering Co., Ltd.	1 Month LIBOR BBA minus 3.00%	7/10/2017	(3,568)	(221)	50,109
Merrill Lynch	Korea Aerospace Industries, Ltd.	1 Month LIBOR BBA minus 1.50%	7/10/2017	(3,157)	(193)	14,018
Merrill Lynch	Korea Aerospace Industries, Ltd.	1 Month LIBOR BBA minus 2.00%	7/10/2017	(1,550)	(94)	5,911
Merrill Lynch	Kumho Tire Co., Inc.	1 Month LIBOR BBA minus 4.75%	11/28/2017	(2,413)	(22)	47
Merrill Lynch	Lotte Chilsung Beverage Co., Ltd.	1 Month LIBOR BBA minus 1.50%	8/29/2017	(88)	(128)	9,741
Merrill Lynch	Lotte Fine Chemical Co., Ltd.	1 Month LIBOR BBA minus 3.25%	11/28/2017	(4,851)	(127)	3,909
Merrill Lynch	Lotte Fine Chemical Co., Ltd.	1 Month LIBOR BBA minus 4.00%	10/10/2017	(4,215)	(134)	27,615
Merrill Lynch	Muhak Co., Ltd.	1 Month LIBOR BBA minus 5.00%	7/10/2017	(889)	(22)	4,558
Merrill Lynch	NHN KCP Corp.	1 Month LIBOR BBA minus 8.50%	8/29/2017	(4,585)	(89)	20,268
Merrill Lynch	NICE Information Service Co., Ltd.	1 Month LIBOR BBA minus 5.00%	1/17/2017	(13,444)	(102)	12,059
Merrill Lynch	NICE Information Service Co., Ltd.	1 Month LIBOR BBA minus 5.00%	4/28/2017	(8,728)	(70)	11,558
Merrill Lynch	NICE Information Service Co., Ltd.	1 Month LIBOR BBA minus 8.00%	4/28/2017	(5,819)	(46)	7,146
Merrill Lynch	Orion Corp/Republic of Korea	1 Month LIBOR BBA minus 0.50%	11/28/2017	(31)	(20)	361
Merrill Lynch	S-1 Corp.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(2,479)	(203)	2,543
Merrill Lynch	S-1 Corp.	1 Month LIBOR BBA minus 0.50%	11/30/2017	(1,646)	(134)	1,090
Merrill Lynch	Samlip General Foods Co., Ltd.	1 Month LIBOR BBA minus 7.50%	8/29/2017	(232)	(40)	5,278
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65%	4/10/2017	11	11	4,957

22	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Republic of Korea (continued)
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65%	8/22/2017	2,292	$3,064	$214,420
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65%	8/29/2017	531	608	14,797
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65%	11/28/2017	28	32	237
Merrill Lynch	Samsung Engineering Co., Ltd.	1 Month LIBOR BBA minus 4.00%	7/10/2017	(11,087)	(96)	4,128
Merrill Lynch	Samsung Engineering Co., Ltd.	1 Month LIBOR BBA minus 5.00%	7/10/2017	(21,359)	(182)	5,553
Merrill Lynch	Samsung Engineering Co., Ltd.	1 Month LIBOR BBA minus 5.50%	11/28/2017	(5,305)	(47)	3,570
Merrill Lynch	Samsung Engineering Co., Ltd.	1 Month LIBOR BBA minus 5.50%	11/30/2017	(104)	(1)	42
Merrill Lynch	Shinsegae Food Co., Ltd.	1 Month LIBOR BBA minus 4.50%	8/29/2017	(29)	(4)	463
Merrill Lynch	Shinsegae Food Co., Ltd.	1 Month LIBOR BBA minus 5.50%	7/10/2017	(475)	(65)	7,592
Merrill Lynch	Shinsegae Food Co., Ltd.	1 Month LIBOR BBA minus 7.00%	7/10/2017	(840)	(117)	13,425
Merrill Lynch	Shinsegae International, Inc.	1 Month LIBOR BBA minus 4.50%	4/7/2017	(257)	(19)	1,345
Merrill Lynch	Shinsegae International, Inc.	1 Month LIBOR BBA minus 4.50%	4/10/2017	(864)	(64)	4,743
Merrill Lynch	Shinsegae International, Inc.	1 Month LIBOR BBA minus 4.50%	5/11/2017	(14)	(1)	12
Merrill Lynch	Shinsegae International, Inc.	1 Month LIBOR BBA minus 4.50%	8/29/2017	(1,083)	(76)	1,498
Merrill Lynch	WeMade Entertainment Co., Ltd.	1 Month LIBOR BBA minus 12.00%	7/10/2017	(9,279)	(210)	47,193
Merrill Lynch	WeMade Entertainment Co., Ltd.	1 Month LIBOR BBA minus 8.00%	8/29/2017	(1,850)	(40)	8,449

Russia
Merrill Lynch	Gazprom PJSC	1 Month LIBOR BBA plus 0.80%	5/2/2017	16,268	70	247
Merrill Lynch	LUKOIL PJSC	1 Month LIBOR BBA plus 0.80%	5/12/2017	1,197	50	7,890
Merrill Lynch	LUKOIL PJSC	1 Month LIBOR BBA plus 0.80%	10/10/2017	11,277	546	3,814
Merrill Lynch	VTB Bank PJSC	1 Month LIBOR BBA minus 2.00%	7/10/2017	(51,748)	(117)	776
Merrill Lynch	VTB Bank PJSC	1 Month LIBOR BBA minus 6.50%	7/7/2017	(51,748)	(112)	8,316

South Africa
Merrill Lynch	Bid Corp., Ltd.	1 Month LIBOR BBA plus 0.80%	7/10/2017	2,639	46	991
Merrill Lynch	FirstRand, Ltd.	1 Month LIBOR BBA plus 0.80%	10/10/2017	173,024	574	41,634
Merrill Lynch	Gold Fields, Ltd.	1 Month LIBOR BBA plus 0.80%	11/28/2017	85,650	345	1,988
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00%	9/1/2017	(69,774)	(59)	1,741
Merrill Lynch	Imperial Holdings, Ltd.	1 Month LIBOR BBA plus 0.80%	7/10/2017	6,013	61	14,955
Merrill Lynch	Mr Price Group, Ltd.	1 Month LIBOR BBA minus 0.75%	10/10/2017	(29,997)	(340)	452
Merrill Lynch	Nampak, Ltd.	1 Month LIBOR BBA minus 1.00%	8/29/2017	(218,351)	(331)	27,895
Merrill Lynch	Naspers, Ltd.	1 Month LIBOR BBA plus 0.80%	7/10/2017	4,815	748	59,327
Merrill Lynch	Naspers, Ltd.	1 Month LIBOR BBA plus 0.80%	8/29/2017	433	68	3,945
Merrill Lynch	Naspers, Ltd.	1 Month LIBOR BBA plus 0.80%	11/28/2017	2,082	347	366
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00%	8/29/2017	(21,085)	(78)	850
Merrill Lynch	PPC, Ltd.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(688,269)	(338)	59,518
Merrill Lynch	PPC, Ltd.	1 Month LIBOR BBA minus 1.00%	11/28/2017	(127,377)	(52)	348
Merrill Lynch	Shoprite Holdings, Ltd.	1 Month LIBOR BBA plus 0.80%	10/10/2017	62,339	834	80,115
Merrill Lynch	Telkom SA SOC, Ltd.	1 Month LIBOR BBA plus 0.80%	10/10/2017	35,679	154	9,466
Merrill Lynch	Zeder Investments, Ltd.	1 Month LIBOR BBA minus 1.00%	8/29/2017	(86,635)	(43)	764
Merrill Lynch	Zeder Investments, Ltd.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(93,405)	(47)	1,010

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2016 (continued)

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Taiwan
Merrill Lynch	China Petrochemical Development Corp.	1 Month LIBOR BBA minus 6.00%	11/28/2017	(829,000)	$(240)	$2,616
Merrill Lynch	China Steel Chemical Corp.	1 Month LIBOR BBA minus 6.00%	11/28/2017	(26,000)	(91)	1,376
Merrill Lynch	Epistar Corp.	1 Month LIBOR BBA minus 7.50%	10/11/2017	(458,000)	(364)	51,749
Merrill Lynch	General Interface Solution Holding, Ltd.	1 Month LIBOR BBA minus 7.75%	11/28/2017	(10,000)	(27)	72
Merrill Lynch	Hon Hai Precision Industry Co., Ltd.	1 Month LIBOR BBA plus 0.65%	3/2/2017	15,645	—	42,288
Merrill Lynch	Hon Hai Precision Industry Co., Ltd.	1 Month LIBOR BBA plus 0.65%	5/8/2017	91,450	230	17,267
Merrill Lynch	LandMark Optoelectronics Corp.	1 Month LIBOR BBA minus 7.00%	11/28/2017	(12,000)	(110)	1,977
Merrill Lynch	Nan Kang Rubber Tire Co., Ltd.	1 Month LIBOR BBA minus 4.00%	10/11/2017	(58,000)	(54)	384
Merrill Lynch	Pan-International Industrial Corp.	1 Month LIBOR BBA minus 4.00%	11/28/2017	(375,000)	(347)	2,588
Merrill Lynch	Pou Chen Corp.	1 Month LIBOR BBA plus 0.65%	11/28/2017	50,000	68	146
Merrill Lynch	Taiwan Glass Industry Corp.	1 Month LIBOR BBA minus 4.00%	11/28/2017	(98,000)	(42)	516
Merrill Lynch	Taiwan Glass Industry Corp.	1 Month LIBOR BBA minus 4.00%	11/30/2017	(61,000)	(26)	14
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65%	4/28/2017	124,000	617	123,629
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65%	10/11/2017	12,000	70	1,345

Thailand
Merrill Lynch	BEC World PCL	1 Month LIBOR BBA minus 5.00%	7/11/2017	(24,100)	(17)	2,512
Merrill Lynch	Charoen Pokphand Foods PCL	1 Month LIBOR BBA plus 0.65%	8/29/2017	32,400	26	2,963
Merrill Lynch	PTT PCL	1 Month LIBOR BBA plus 0.65%	7/11/2017	3,000	27	2,717
Merrill Lynch	PTT PCL	1 Month LIBOR BBA plus 0.65%	8/29/2017	6,900	66	2,377
Merrill Lynch	PTT PCL	1 Month LIBOR BBA plus 0.65%	10/10/2017	2,800	27	694

Turkey
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 1.00%	7/10/2017	(13,872)	(92)	6,826
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.00%	5/12/2017	(2,789)	(22)	4,699
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.00%	9/5/2017	(9,236)	(65)	8,072
Merrill Lynch	BIM Birlesik Magazalar A.S.	1 Month LIBOR BBA minus 0.50%	10/10/2017	(11,095)	(195)	15,289
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 5.00%	11/28/2017	(9,105)	(104)	892
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 5.00%	11/30/2017	(2,549)	(29)	378
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 6.00%	7/10/2017	(899)	(11)	1,318
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 7.25%	1/17/2017	(5,017)	(64)	6,996
Merrill Lynch	Migros Ticaret A.S.	1 Month LIBOR BBA minus 8.25%	10/10/2017	(12,557)	(77)	5,066
Merrill Lynch	Sekerbank TAS	1 Month LIBOR BBA minus 7.25%	5/2/2017	(89,295)	(50)	16,817
Merrill Lynch	Sekerbank TAS	1 Month LIBOR BBA minus 7.75%	2/6/2017	(250)	—	48
Merrill Lynch	Yazicilar Holding A.S.	1 Month LIBOR BBA minus 12.50%	10/10/2017	(12,499)	(59)	4,168
					$289	$3,655,856

24	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Brazil
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA plus 2.70%	11/30/2016	(600)	$(3)	$(2,331)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA plus 2.70%	1/17/2017	(4,900)	(29)	(16,342)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA plus 2.70%	2/6/2017	(3,200)	(16)	(13,989)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA plus 2.70%	6/27/2017	(3,800)	(27)	(8,403)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA plus 2.70%	7/7/2017	(3,400)	(25)	(6,389)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA plus 2.70%	7/10/2017	(3,300)	(25)	(5,493)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA plus 2.70%	8/8/2017	(6,900)	(55)	(9,308)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA plus 2.70%	8/15/2017	(2,400)	(20)	(2,221)
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA plus 2.70%	10/10/2017	(6,800)	(56)	(6,207)
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 11.00%	7/10/2017	(12,900)	(35)	(28,131)
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 11.00%	9/1/2017	(16,800)	(69)	(13,073)
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.30%	3/10/2017	(1,600)	(3)	(1,668)
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.30%	5/2/2017	(10,200)	(23)	(10,635)
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.30%	5/2/2017	(15,200)	(35)	(15,848)
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.30%	7/7/2017	(17,000)	(35)	(19,565)
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.30%	7/10/2017	(42,500)	(94)	(44,055)
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.30%	8/8/2017	(4,200)	(12)	(1,367)
Merrill Lynch	International Meal Co Alimentacao S.A.	1 Month LIBOR BBA minus 1.00%	2/6/2017	(4,500)	(5)	(3,689)
Merrill Lynch	International Meal Co Alimentacao S.A.	1 Month LIBOR BBA minus 1.00%	6/27/2017	(10,600)	(11)	(8,124)
Merrill Lynch	International Meal Co Alimentacao S.A.	1 Month LIBOR BBA minus 1.00%	8/8/2017	(8,700)	(12)	(4,195)
Merrill Lynch	International Meal Co Alimentacao S.A.	1 Month LIBOR BBA minus 1.00%	8/15/2017	(9,200)	(14)	(3,316)
Merrill Lynch	International Meal Co Alimentacao S.A.	1 Month LIBOR BBA minus 1.00%	8/22/2017	(8,000)	(14)	(323)
Merrill Lynch	JBS S.A.	1 Month LIBOR BBA plus 0.60%	10/10/2017	179,500	638	(103,835)
Merrill Lynch	Light S.A.	1 Month LIBOR BBA minus 0.60%	7/10/2017	(500)	(1)	(1,365)
Merrill Lynch	Light S.A.	1 Month LIBOR BBA minus 0.75%	7/10/2017	(26,100)	(69)	(78,721)
Merrill Lynch	Light S.A.	1 Month LIBOR BBA minus 0.75%	10/10/2017	(37,700)	(192)	(13,729)
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 5.75%	11/30/2017	(26,500)	(156)	(83)
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 7.25%	11/28/2017	(6,900)	(40)	(538)
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 0.50%	9/18/2017	(49,580)	(218)	(24,196)
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 0.50%	10/30/2017	(6,300)	(9)	(966)
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 0.75%	12/23/2016	(25,100)	(26)	(13,280)
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 0.75%	3/10/2017	(21,100)	(13)	(19,586)
Merrill Lynch	PDG Realty SA Empreendimentos e Participacoes	1 Month LIBOR BBA minus 10.00%	6/16/2017	(752,718)	(2)	(7,284)
Merrill Lynch	Qualicorp S.A.	1 Month LIBOR BBA plus 0.60%	10/10/2017	22,000	153	(12,756)
Merrill Lynch	Rumo Logistica Operadora Multimodal S.A.	1 Month LIBOR BBA minus 0.50%	8/29/2017	(81,900)	(151)	(31,447)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2016 (continued)

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Brazil (continued)
Merrill Lynch	Rumo Logistica Operadora Multimodal S.A.	1 Month LIBOR BBA minus 0.50%	11/27/2017	(19,500)	$(42)	$(1,422)
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 2.40%	9/1/2017	(265,957)	(313)	(63,034)
Merrill Lynch	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	1 Month LIBOR BBA minus 2.75%	7/10/2017	(31,000)	(252)	(39,006)
Merrill Lynch	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	1 Month LIBOR BBA minus 2.75%	8/29/2017	(5,700)	(51)	(2,170)

Chile
Merrill Lynch	Cencosud S.A.	1 Month LIBOR BBA plus 0.60%	11/27/2017	19,994	67	(1,468)
Merrill Lynch	Cencosud S.A.	1 Month LIBOR BBA plus 0.60%	11/28/2017	60,926	202	(2,952)

China
Merrill Lynch	500.com, Ltd.	1 Month LIBOR BBA minus 3.10%	7/10/2017	(4,700)	(78)	(1,889)
Merrill Lynch	51job, Inc.	1 Month LIBOR BBA minus 1.00%	7/10/2017	(6,900)	(205)	(29,690)
Merrill Lynch	Alibaba Group Holding, Ltd.	1 Month LIBOR BBA plus 0.45%	10/10/2017	5,700	586	(6,225)
Merrill Lynch	Baidu, Inc.	1 Month LIBOR BBA plus 0.45%	10/10/2017	200	38	(2,168)
Merrill Lynch	eHi Car Services, Ltd.	1 Month LIBOR BBA minus 5.95%	7/10/2017	(6,700)	(67)	(634)
Merrill Lynch	iKang Healthcare Group, Inc.	1 Month LIBOR BBA minus 1.65%	11/28/2017	(5,300)	(96)	(635)
Merrill Lynch	JD.com, Inc.	1 Month LIBOR BBA minus 0.40%	8/29/2017	(6,300)	(136)	(27,081)
Merrill Lynch	Tuniu Corp.	1 Month LIBOR BBA minus 3.80%	7/10/2017	(29,800)	(248)	(19,565)

Hong Kong
Merrill Lynch	3SBio, Inc.	1 Month LIBOR BBA minus 1.75%	11/28/2017	(149,500)	(147)	(1,879)
Merrill Lynch	3SBio, Inc.	1 Month LIBOR BBA minus 2.25%	11/30/2017	(66,500)	(65)	(1,839)
Merrill Lynch	3SBio, Inc.	1 Month LIBOR BBA minus 6.00%	8/29/2017	(117,500)	(117)	(2)
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 12.00%	11/30/2017	(22,500)	(38)	(60)
Merrill Lynch	Brilliance China Automotive Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	7/10/2017	(84,000)	(84)	(15,224)
Merrill Lynch	CAR, Inc.	1 Month LIBOR BBA minus 8.50%	11/28/2017	(323,000)	(328)	(81)
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	9/15/2017	731,000	541	(5,589)
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	10/9/2017	294,000	229	(13,930)
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	10/19/2017	121,000	92	(3,256)
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45%	10/26/2017	109,000	81	(1,550)
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	12/23/2016	6,500	77	(2,233)
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	8/29/2017	64,500	809	(70,161)
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	9/4/2017	5,000	63	(5,831)
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45%	10/9/2017	51,500	635	(45,321)
Merrill Lynch	China Modern Dairy Holdings, Ltd.	1 Month LIBOR BBA minus 4.00%	10/9/2017	(971,000)	(192)	(19,150)
Merrill Lynch	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 3.00%	7/10/2017	(600,000)	(130)	(3,751)
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45%	10/9/2017	32,000	24	(336)
Merrill Lynch	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 1.75%	7/10/2017	(289,000)	(59)	(1,412)

26	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Hong Kong (continued)
Merrill Lynch	China State Construction International Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	8/29/2017	(186,000)	$(249)	$(22,612)
Merrill Lynch	China State Construction International Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	10/9/2017	(48,000)	(61)	(8,558)
Merrill Lynch	China ZhengTong Auto Services Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	11/30/2017	(57,000)	(18)	(105)
Merrill Lynch	CIMC Enric Holdings, Ltd.	1 Month LIBOR BBA minus 2.00%	8/29/2017	(90,000)	(36)	(1,732)
Merrill Lynch	Cosmo Lady China Holdings Co., Ltd.	1 Month LIBOR BBA minus 5.50%	8/29/2017	(203,000)	(78)	(5,435)
Merrill Lynch	CPMC Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	11/28/2017	(11,000)	(6)	(88)
Merrill Lynch	CPMC Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	11/30/2017	(35,000)	(18)	(330)
Merrill Lynch	Fu Shou Yuan International Group, Ltd.	1 Month LIBOR BBA minus 4.00%	11/30/2017	(52,000)	(30)	(270)
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	11/28/2017	(142,000)	(67)	(2,026)
Merrill Lynch	Great Wall Motor Co., Ltd.	1 Month LIBOR BBA plus 0.45%	11/28/2017	388,500	388	(9,126)
Merrill Lynch	Hopewell Highway Infrastructure, Ltd.	1 Month LIBOR BBA minus 1.00%	11/28/2017	(315,000)	(165)	(3,784)
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45%	9/22/2017	363,000	232	(13,638)
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45%	10/26/2017	119,000	74	(2,765)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 2.00%	11/29/2016	(40,000)	(20)	(8,143)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 2.00%	11/30/2016	(255,000)	(131)	(50,907)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 2.00%	7/10/2017	(120,000)	(51)	(35,054)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 6.50%	4/10/2017	(104,606)	(49)	(25,691)
Merrill Lynch	Luye Pharma Group, Ltd.	1 Month LIBOR BBA minus 1.50%	8/29/2017	(63,500)	(41)	(1,501)
Merrill Lynch	Phoenix Healthcare Group Co., Ltd.	1 Month LIBOR BBA minus 4.00%	7/10/2017	(79,500)	(109)	(17,552)
Merrill Lynch	Ping An Insurance Group Co of China, Ltd.	1 Month LIBOR BBA plus 0.45%	12/6/2016	38,000	224	(22,909)
Merrill Lynch	Ping An Insurance Group Co of China, Ltd.	1 Month LIBOR BBA plus 0.45%	10/9/2017	185,000	1,033	(55,547)
Merrill Lynch	Sinosoft Technology Group, Ltd.	1 Month LIBOR BBA minus 4.00%	4/28/2017	(74,400)	(31)	(1,347)
Merrill Lynch	TCC International Holdings, Ltd.	1 Month LIBOR BBA minus 0.45%	11/30/2017	(68,000)	(17)	(90)
Merrill Lynch	TCC International Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(112,000)	(28)	(32)
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45%	10/26/2017	8,900	244	(8,274)
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45%	11/28/2017	1,500	40	(646)
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	11/28/2017	(164,000)	(110)	(1,106)
Merrill Lynch	Wisdom Sports Group	1 Month LIBOR BBA minus 6.00%	7/10/2017	(74,000)	(23)	(1,101)
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 8.00%	7/10/2017	(144,000)	(19)	(6,510)
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 8.00%	8/29/2017	(30,000)	(4)	(967)
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 8.00%	9/4/2017	(40,000)	(6)	(1,293)
Merrill Lynch	Xinchen China Power Holdings, Ltd.	1 Month LIBOR BBA minus 9.00%	7/7/2017	(118,000)	(16)	(4,889)

Indonesia
Merrill Lynch	AKR Corporindo Tbk PT	1 Month LIBOR BBA minus 4.00%	8/29/2017	(246,500)	(127)	(7,036)
Merrill Lynch	AKR Corporindo Tbk PT	1 Month LIBOR BBA minus 4.00%	10/10/2017	(200,000)	(105)	(3,645)
Merrill Lynch	AKR Corporindo Tbk PT	1 Month LIBOR BBA minus 4.00%	11/28/2017	(163,800)	(86)	(3,673)
Merrill Lynch	Bank Central A.S.ia Tbk PT	1 Month LIBOR BBA plus 0.75%	11/28/2017	57,300	68	(157)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2016 (continued)

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Malaysia
Merrill Lynch	DRB-Hicom Bhd	1 Month LIBOR BBA minus 4.00%	7/10/2017	(162,600)	$(40)	$(9,644)

Mexico
Merrill Lynch	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	4/28/2017	6,300	61	(635)
Merrill Lynch	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	7/10/2017	20,000	192	(14)
Merrill Lynch	Genomma Lab Internacional S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	11/30/2016	(28,100)	(21)	(12,885)
Merrill Lynch	Genomma Lab Internacional S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	1/17/2017	(56,300)	(39)	(28,474)
Merrill Lynch	Genomma Lab Internacional S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(81,400)	(91)	(5,419)
Merrill Lynch	Grupo Bimbo S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	10/10/2017	64,100	184	(13,273)
Merrill Lynch	Hoteles City Express S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(66,400)	(63)	(4,600)
Merrill Lynch	OHL Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60%	7/10/2017	104,900	130	(6,171)

Poland
Merrill Lynch	CCC S.A.	1 Month LIBOR BBA minus 1.00%	1/17/2017	(1,410)	(48)	(23,541)
Merrill Lynch	Eurocash S.A.	1 Month LIBOR BBA minus 0.75%	11/28/2017	(11,818)	(118)	(1,303)
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 8.00%	11/17/2017	(78,887)	(25)	(1,110)
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 8.00%	11/20/2017	(157,264)	(52)	(236)
Merrill Lynch	Grupa Azoty S.A.	1 Month LIBOR BBA minus 1.75%	11/28/2017	(2,177)	(33)	(1,208)
Merrill Lynch	LPP S.A.	1 Month LIBOR BBA minus 5.75%	10/10/2017	(14)	(15)	(5,503)
Merrill Lynch	LPP S.A.	1 Month LIBOR BBA minus 6.00%	11/17/2017	(9)	(12)	(1,716)
Merrill Lynch	LPP S.A.	1 Month LIBOR BBA minus 6.00%	11/20/2017	(8)	(11)	(990)
Merrill Lynch	Orange Polska S.A.	1 Month LIBOR BBA minus 0.50%	8/29/2017	(71,654)	(100)	(2,108)
Merrill Lynch	PKP Cargo S.A.	1 Month LIBOR BBA minus 5.25%	7/10/2017	(4,943)	(44)	(9,688)
Merrill Lynch	PKP Cargo S.A.	1 Month LIBOR BBA minus 6.00%	11/28/2017	(1,999)	(22)	(132)
Merrill Lynch	PKP Cargo S.A.	1 Month LIBOR BBA minus 6.00%	11/30/2017	(634)	(7)	(37)

Republic of Korea
Merrill Lynch	CJ Freshway Corp.	1 Month LIBOR BBA minus 11.00%	11/28/2017	(1,330)	(45)	(330)
Merrill Lynch	CJ Freshway Corp.	1 Month LIBOR BBA minus 8.50%	11/30/2017	(246)	(8)	(97)
Merrill Lynch	Daelim Industrial Co., Ltd.	1 Month LIBOR BBA plus 0.65%	8/29/2017	631	47	(2,424)
Merrill Lynch	Dawonsys Co., Ltd.	1 Month LIBOR BBA minus 11.50%	11/27/2017	(7,995)	(94)	(2,238)
Merrill Lynch	Hankook Tire Co., Ltd.	1 Month LIBOR BBA plus 0.65%	11/28/2017	7,048	346	(5,566)
Merrill Lynch	Hanssem Co., Ltd.	1 Month LIBOR BBA minus 3.00%	10/10/2017	(808)	(106)	(19,395)
Merrill Lynch	Hyundai Greenfood Co., Ltd.	1 Month LIBOR BBA minus 2.75%	11/30/2017	(5,940)	(86)	(508)
Merrill Lynch	Hyundai Livart Furniture Co., Ltd.	1 Month LIBOR BBA minus 6.00%	10/10/2017	(1,000)	(20)	(1,372)
Merrill Lynch	Hyundai Mobis Co., Ltd.	1 Month LIBOR BBA plus 0.65%	10/10/2017	3,286	849	(62,422)
Merrill Lynch	KEPCO Plant Service & Engineering Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(998)	(47)	(599)
Merrill Lynch	Korea Zinc Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(867)	(341)	(3,708)
Merrill Lynch	Kumho Tire Co., Inc.	1 Month LIBOR BBA minus 3.50%	8/29/2017	(29,151)	(254)	(7,292)
Merrill Lynch	Kumho Tire Co., Inc.	1 Month LIBOR BBA minus 6.50%	4/28/2017	(6,655)	(49)	(10,910)
Merrill Lynch	LG Chem, Ltd.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(1,619)	(342)	(7,088)

28	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Republic of Korea (continued)
Merrill Lynch	LG Chem, Ltd., Preference	1 Month LIBOR BBA minus 1.00%	11/28/2017	(845)	$(130)	$(3,028)
Merrill Lynch	LG Chem, Ltd., Preference	1 Month LIBOR BBA minus 1.00%	11/30/2017	(175)	(27)	(596)
Merrill Lynch	LG Corp.	1 Month LIBOR BBA plus 0.65%	10/10/2017	3,440	216	(31,776)
Merrill Lynch	LG Innotek Co., Ltd.	1 Month LIBOR BBA minus 2.50%	11/28/2017	(5,056)	(339)	(5,459)
Merrill Lynch	Lotte Chemical Corp.	1 Month LIBOR BBA plus 0.65%	11/28/2017	2,058	536	(17,375)
Merrill Lynch	NICE Information Service Co., Ltd.	1 Month LIBOR BBA minus 5.00%	7/10/2017	(5,078)	(30)	(4,343)
Merrill Lynch	NICE Information Service Co., Ltd.	1 Month LIBOR BBA minus 7.00%	8/29/2017	(7,230)	(46)	(2,430)
Merrill Lynch	NICE Information Service Co., Ltd.	1 Month LIBOR BBA minus 9.00%	7/10/2017	(11,848)	(70)	(9,070)
Merrill Lynch	Samsung C&T Corp.	1 Month LIBOR BBA minus 0.50%	10/10/2017	(2,524)	(343)	(13,387)
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65%	9/18/2017	306	439	(996)
Merrill Lynch	Shinsegae International, Inc.	1 Month LIBOR BBA minus 4.50%	5/12/2017	(488)	(33)	(596)
Merrill Lynch	Shinsegae International, Inc.	1 Month LIBOR BBA minus 4.50%	7/10/2017	(649)	(39)	(5,864)
Merrill Lynch	Shinsegae International, Inc.	1 Month LIBOR BBA minus 7.50%	7/10/2017	(1,514)	(89)	(14,233)
Merrill Lynch	Shinsegae International, Inc.	1 Month LIBOR BBA minus 7.50%	10/10/2017	(338)	(22)	(824)
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65%	11/28/2017	35,068	1,306	(49,020)
Merrill Lynch	SK Innovation Co., Ltd.	1 Month LIBOR BBA plus 0.65%	10/10/2017	2,873	399	(18,353)
Merrill Lynch	Wonik Materials Co., Ltd.	1 Month LIBOR BBA minus 9.00%	8/29/2017	(2,103)	(131)	(27)

Russia
Merrill Lynch	Gazprom PJSC	1 Month LIBOR BBA plus 0.80%	5/2/2017	20,256	88	(82)
Merrill Lynch	Gazprom PJSC	1 Month LIBOR BBA plus 0.80%	5/11/2017	8,085	36	(825)
Merrill Lynch	Gazprom PJSC	1 Month LIBOR BBA plus 0.80%	5/12/2017	8,085	37	(1,652)
Merrill Lynch	Gazprom PJSC	1 Month LIBOR BBA plus 0.80%	10/10/2017	167,560	737	(12,888)
Merrill Lynch	MMC Norilsk Nickel PJSC	1 Month LIBOR BBA plus 0.80%	11/28/2017	39,510	602	(6,372)

South Africa
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.00%	2/6/2017	(8,496)	(2)	(4,933)
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.00%	4/10/2017	(16,465)	(10)	(3,902)
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.50%	2/6/2017	(4,314)	(1)	(2,506)
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.75%	7/7/2017	(15,688)	(9)	(3,612)
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.75%	7/10/2017	(15,688)	(10)	(4,281)
Merrill Lynch	Bid Corp., Ltd.	1 Month LIBOR BBA plus 0.80%	7/10/2017	6,157	111	(1,978)
Merrill Lynch	Curro Holdings, Ltd.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(18,998)	(56)	(13,961)
Merrill Lynch	Curro Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	11/28/2017	(7,856)	(28)	(1,257)
Merrill Lynch	Curro Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	11/30/2017	(12,848)	(47)	(296)
Merrill Lynch	EOH Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	10/10/2017	(9,357)	(98)	(12,028)
Merrill Lynch	EOH Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	11/28/2017	(7,622)	(88)	(1,973)
Merrill Lynch	EOH Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	11/30/2017	(6,120)	(72)	(81)
Merrill Lynch	Famous Brands, Ltd.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(6,133)	(69)	(2,487)
Merrill Lynch	Famous Brands, Ltd.	1 Month LIBOR BBA minus 1.00%	11/28/2017	(1,759)	(20)	(634)
Merrill Lynch	Famous Brands, Ltd.	1 Month LIBOR BBA minus 1.00%	11/30/2017	(7,990)	(92)	(420)
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00%	5/2/2017	(145,121)	(111)	(8,779)
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00%	7/7/2017	(24,896)	(19)	(1,833)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2016 (continued)

Counterparty	Reference Obligation	Rate(s) Paid by the Fund	Termination Date(s)	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

South Africa (continued)
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00%	7/10/2017	(100,659)	$(76)	$(6,597)
Merrill Lynch	JSE, Ltd.	1 Month LIBOR BBA minus 0.75%	11/28/2017	(21,727)	(241)	(11,659)
Merrill Lynch	Mpact, Ltd.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(20,223)	(48)	(1,511)
Merrill Lynch	Mpact, Ltd.	1 Month LIBOR BBA minus 1.00%	11/28/2017	(11,760)	(28)	(253)
Merrill Lynch	Nampak, Ltd.	1 Month LIBOR BBA minus 1.25%	10/10/2017	(37,553)	(52)	(416)
Merrill Lynch	Naspers, Ltd.	1 Month LIBOR BBA plus 0.80%	10/10/2017	5,138	925	(76,133)
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00%	2/6/2017	(32,490)	(57)	(61,285)
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00%	3/8/2017	(39,043)	(94)	(48,642)
Merrill Lynch	PSG Group, Ltd.	1 Month LIBOR BBA minus 1.00%	7/10/2017	(1,955)	(25)	(5,367)
Merrill Lynch	PSG Group, Ltd.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(14,260)	(200)	(21,092)
Merrill Lynch	Santam, Ltd.	1 Month LIBOR BBA minus 1.00%	10/10/2017	(3,978)	(63)	(7,891)
Merrill Lynch	Sibanye Gold, Ltd.	1 Month LIBOR BBA plus 0.80%	10/10/2017	92,012	370	(127,292)
Merrill Lynch	Sun International Ltd.	1 Month LIBOR BBA minus 1.00%	11/28/2017	(27,043)	(157)	(10,164)
Merrill Lynch	Telkom SA SOC, Ltd.	1 Month LIBOR BBA plus 0.80%	11/29/2016	33,479	171	(21,940)
Merrill Lynch	Telkom SA SOC, Ltd.	1 Month LIBOR BBA plus 0.80%	11/30/2016	33,479	176	(16,979)
Merrill Lynch	Zeder Investments, Ltd.	1 Month LIBOR BBA minus 1.00%	5/2/2017	(26,230)	(11)	(2,457)

Taiwan
Merrill Lynch	China Petrochemical Development Corp.	1 Month LIBOR BBA minus 6.00%	10/11/2017	(355,000)	(87)	(14,581)
Merrill Lynch	eMemory Technology, Inc.	1 Month LIBOR BBA minus 4.00%	9/1/2017	(9,000)	(92)	(3,343)
Merrill Lynch	eMemory Technology, Inc.	1 Month LIBOR BBA minus 7.50%	11/28/2017	(3,000)	(31)	(273)
Merrill Lynch	eMemory Technology, Inc.	1 Month LIBOR BBA minus 7.50%	11/30/2017	(3,000)	(32)	(567)
Merrill Lynch	Motech Industries, Inc.	1 Month LIBOR BBA minus 6.00%	11/28/2017	(295,000)	(284)	(1,875)
Merrill Lynch	Nan Kang Rubber Tire Co., Ltd.	1 Month LIBOR BBA minus 4.00%	11/28/2017	(30,000)	(27)	(246)
Merrill Lynch	Nan Kang Rubber Tire Co., Ltd.	1 Month LIBOR BBA minus 4.00%	11/30/2017	(12,000)	(11)	(93)
Merrill Lynch	Pou Chen Corp.	1 Month LIBOR BBA plus 0.65%	8/29/2017	5,000	7	(117)
Merrill Lynch	Tatung Co., Ltd.	1 Month LIBOR BBA minus 4.50%	11/28/2017	(405,000)	(105)	(1,826)
Merrill Lynch	TPK Holding Co., Ltd.	1 Month LIBOR BBA minus 8.50%	11/28/2017	(222,000)	(349)	(6,300)
Merrill Lynch	Yeong Guan Energy Technology Group Co., Ltd.	1 Month LIBOR BBA minus 5.50%	11/28/2017	(11,000)	(43)	(461)

Thailand
Merrill Lynch	Energy Absolute PCL	1 Month LIBOR BBA minus 10.00%	4/28/2017	(102,700)	(65)	(17,492)

Turkey
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 1.75%	11/28/2017	(9,103)	(56)	(124)
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 1.75%	11/30/2017	(8,121)	(49)	(58)
Merrill Lynch	BIM Birlesik Magazalar A.S.	1 Month LIBOR BBA minus 0.50%	11/28/2017	(9,941)	(161)	(715)
Merrill Lynch	Otokar Otomotiv Ve Savunma Sanayi A.S.	1 Month LIBOR BBA minus 6.50%	12/2/2016	(2,942)	(84)	(12,669)
Merrill Lynch	Petkim Petrokimya Holding A.S.	1 Month LIBOR BBA plus 0.80%	10/10/2017	473,882	734	(98,282)
Merrill Lynch	Tupras Turkiye Petrol Rafinerileri A.S.	1 Month LIBOR BBA minus 0.50%	10/10/2017	(16,999)	(338)	(6,856)
Merrill Lynch	Yazicilar Holding A.S.	1 Month LIBOR BBA minus 12.50%	7/10/2017	(1,552)	(7)	(149)
					$2,356	$(2,353,039)

30	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

*	Share and Notional amounts reflected as a positive value indicate a long position held by the Fund and a negative value indicates a short position.

**	Represents less than one thousand dollars.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

DVR—Differential Voting Rights

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$105,632,677	$—	$53,171	$105,685,848
Preferred Stocks	5,834,559	—	—	5,834,559
Rights (c)	—	—	68,241	68,241

Total Investments in Securities	111,467,236	—	121,412	111,588,648

Other Financial Instruments
Total Return Equity Swap Contracts (d)	—	3,655,856	—	3,655,856

Total Investments in Securities and Other Financial Instruments	$111,467,236	$3,655,856	$121,412	$115,244,504

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Total Return Equity Swap Contracts (d)	$—	$(2,353,039)	$—	$(2,353,039)

Total Other Financial Instruments	$—	$(2,353,039)	$—	$(2,353,039)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $53,171 is held in China within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 security valued at $68,241 is held in India within the Right section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the year.

For the year ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments October 31, 2016 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2016 (a)
Common Stocks
China	$148,427	$—	$(94,144)	$9,066	$—	$(193,715)	$183,537	$—	$53,171	$(29,161)
Hong Kong	209,597	—	—	—	—	—	—	(209,597)	—	—
Rights	—	—	—	(5,523)	73,764	—	—	—	68,241	(5,523)

Total	$358,024	$—	$(94,144)	$3,543	$73,764	$(193,715)	$183,537	$(209,597)	$121,412	$(34,684)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2016 (a)
Total Return Equity Swap Contracts (b)(c)	$62,140	$—	$—	$(51,934	)(d)	$—	$—	$—	$(10,206)	$—	$—

Total	$62,140	$—	$—	$(51,934)		$—	$—	$—	$(10,206)	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on total return equity swap contracts” in the Statement of Operations.

(b)	Total Return Equity Swap Contracts (expressed in terms of unrealized appreciation/depreciation).

(c)	Total Return Equity Swap Contracts with reference obligations of China COSCO Holdings Co., Ltd., China Shipping Container Lines Co., China Shipping Development Co., Ltd., PDG Realty S.A. Empreendimentos e Participacoes and SK Chemicals Co., Ltd.

(d)	Includes securities received through a corporate action.

32	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Emerging Markets Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$1,709,302	1.5%
Auto Components	2,165,533	1.9
Automobiles	3,150,236	2.7
Banks	17,737,776	15.3
Beverages	985,262	0.8
Capital Markets	1,108,772	1.0
Chemicals	3,636,134	3.1
Communications Equipment	811,019	0.7
Construction & Engineering	2,790,075	2.4
Construction Materials	225,288	0.2
Consumer Finance	670,076	0.6
Distributors	718,452	0.6
Diversified Consumer Services	417,226	0.4
Diversified Financial Services	2,805,716	2.4
Diversified Telecommunication Services	3,807,842	3.3
Electric Utilities	2,922,262	2.5
Electrical Equipment	883,400	0.8
Electronic Equipment, Instruments & Components	3,242,281	2.8
Food & Staples Retailing	638,425	0.5
Food Products	4,027,973	3.5
Gas Utilities	84,714	0.1
Health Care Providers & Services	961,922	0.8
Hotels, Restaurants & Leisure	374,829	0.3
Household Durables	1,851,755	1.6
Household Products	57,105	0.0	‡
Independent Power & Renewable Electricity Producers	886,402	0.8
Industrial Conglomerates	2,746,563	2.4
Insurance	2,504,108	2.2
Internet Software & Services	5,551,691	4.8
IT Services	1,496,945	1.3
Machinery	2,469,209	2.1
Media	487,847	0.4
Metals & Mining	5,976,576	5.2
Multiline Retail	17,461	0.0	‡
Oil, Gas & Consumable Fuels	8,909,958	7.7
Paper & Forest Products	882,732	0.8
Personal Products	62,439	0.1
Pharmaceuticals	1,014,679	0.9
Real Estate Management & Development	1,079,606	0.9
Semiconductors & Semiconductor Equipment	7,314,045	6.3
Software	632,711	0.5
Specialty Retail	1,880,522	1.6
Technology Hardware, Storage & Peripherals	3,547,535	3.1
Textiles, Apparel & Luxury Goods	2,538,231	2.2
Thrifts & Mortgage Finance	1,116,279	1.0
Trading Companies & Distributors	418,836	0.4
Transportation Infrastructure	989,193	0.8

	Value	Percent †
Water Utilities	$1,026,242	0.9%
Wireless Telecommunication Services	255,463	0.2

	111,588,648	96.4
Other Assets, Less Liabilities	4,198,959	3.6

Net Assets	$115,787,607	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $104,269,234)	$111,588,648
Cash denominated in foreign currencies (identified cost $2,805,614)	2,805,968
Cash	385,848
Receivables:
Investment securities sold	14,968,868
Dividends and interest	82,258
Fund shares sold	19,642
Securities lending	2,141
Premiums paid for total return equity swap contracts	1,612
Unrealized appreciation on total return equity swap contracts	3,655,856
Other assets	43,729

Total assets	133,554,570

Liabilities
Payables:
Investment securities purchased	14,803,940
Foreign capital gains tax (See Note 2(C))	244,768
Custodian	177,612
Manager (See Note 3)	133,351
Fund shares redeemed	23,289
Professional fees	19,074
Shareholder communication	6,903
Transfer agent (See Note 3)	2,425
NYLIFE Distributors (See Note 3)	1,401
Trustees	312
Broker fees and charges on short sales	286
Accrued expenses	563
Unrealized depreciation on total return equity swap contracts	2,353,039

Total liabilities	17,766,963

Net assets	$115,787,607

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,207
Additional paid-in capital	140,434,960

140,448,167
Undistributed net investment income	2,185,615
Accumulated net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions (a)	(35,199,138)
Net unrealized appreciation (depreciation) on investments and swap contracts (b)	8,377,463
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(24,500)

Net assets	$115,787,607

Class A
Net assets applicable to outstanding shares	$2,515,990

Shares of beneficial interest outstanding	287,902

Net asset value per share outstanding	$8.74
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.25

Investor Class
Net assets applicable to outstanding shares	$614,872

Shares of beneficial interest outstanding	70,623

Net asset value per share outstanding	$8.71
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.22

Class C
Net assets applicable to outstanding shares	$893,858

Shares of beneficial interest outstanding	103,678

Net asset value and offering price per share outstanding	$8.62

Class I
Net assets applicable to outstanding shares	$111,762,887

Shares of beneficial interest outstanding	12,744,325

Net asset value and offering price per share outstanding	$8.77

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $244,768.

34	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$3,092,497
Securities lending income	37,577
Interest	490

Total income	3,130,564

Expenses
Manager (See Note 3)	1,196,226
Custodian	571,805
Professional fees	137,837
Registration	60,469
Transfer agent (See Note 3)	14,130
Distribution/Service—Class A (See Note 3)	5,803
Distribution/Service—Investor Class (See Note 3)	1,302
Distribution/Service—Class C (See Note 3)	6,828
Shareholder communication	13,620
Broker fees and charges on short sales	10,970
Trustees	2,810
Miscellaneous	19,819

Total expenses before waiver/reimbursement	2,041,619
Expense waiver/reimbursement from Manager (See Note 3)	(545,516)
Reimbursement from custodian (b)	(27,578)

Net expenses	1,468,525

Net investment income (loss)	1,662,039

Realized and Unrealized Gain (Loss) on Investments, Total Return Equity Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (c)	(8,266,275)
Investments sold short	(77,910)
Total return equity swap transactions	(3,123,110)
Foreign currency transactions	(293,264)

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(11,760,559)

Net change in unrealized appreciation (depreciation) on:
Investments (d)	14,917,916
Total return equity swap contracts	939,422
Translation of other assets and liabilities in foreign currencies	11,289

Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	15,868,627

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	4,108,068

Net increase (decrease) in net assets resulting from operations	$5,770,107

(a)	Dividends recorded net of foreign withholding taxes in the amount of $382,214.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

(c)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $73,218.

(d)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $177,813.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Statements of Changes in Net Assets

for the years ended October 31, 2016 and October 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,662,039	$2,418,419
Net realized gain (loss) on investments, investments sold short swap transactions and foreign currency transactions	(11,760,559)	(16,947,975)
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	15,868,627	(13,176,058)

Net increase (decrease) in net assets resulting from operations	5,770,107	(27,705,614)

Dividends and distributions to shareholders:
From net investment income:
Class A	(72,077)	(49,653)
Investor Class	(13,116)	(8,679)
Class C	(13,433)	(13,906)
Class I	(3,451,893)	(5,648,748)

	(3,550,519)	(5,720,986)

From net realized gain on investments:
Class A	—	(8,320)
Investor Class	—	(1,514)
Class C	—	(2,813)
Class I	—	(907,403)

	—	(920,050)

Total dividends and distributions to shareholders	(3,550,519)	(6,641,036)

Capital share transactions: (a)
Net proceeds from sale of shares	22,334,429	70,107,055
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,543,235	6,637,598
Cost of shares redeemed	(38,097,523)	(101,826,544)

Increase (decrease) in net assets derived from capital share transactions	(12,219,859)	(25,081,891)

Net increase (decrease) in net assets	(10,000,271)	(59,428,541)

Net Assets
Beginning of year	125,787,878	185,216,419

End of year	$115,787,607	$125,787,878

Undistributed net investment income at end of year	$2,185,615	$2,569,968

(a)	The 2015 amounts disclosed in previously issued financial statements have been amended for shares converted for comparative purposes (See Note 9).

36	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		November 15, 2013** through October 31,
Class A	2016	2015	2014
Net asset value at beginning of period	$8.50	$10.40	$10.00

Net investment income (loss) (a)	0.10	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.41	(1.62)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.04)	(0.02)

Total from investment operations	0.48	(1.53)	0.42

Less dividends and distributions:
From net investment income	(0.24)	(0.32)	(0.02)
From net realized gain on investments	—	(0.05)	—

Total dividends and distributions	(0.24)	(0.37)	(0.02)

Net asset value at end of period	$8.74	$8.50	$10.40

Total investment return (b)	5.93%	(14.97%)	4.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%	1.37%	1.57	%††
Net expenses (excluding short sale expenses)	1.57%	1.60%	1.60	%††
Expenses (before waiver/reimbursement)	2.11%	1.87%	1.90	%††
Short sale expenses	0.01%	0.01%	0.01	%††
Portfolio turnover rate	149%	185%	153%
Net assets at end of period (in 000’s)	$2,516	$2,537	$1,564

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.60%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

	Year ended October 31,			November 15, 2013** through October 31,
Investor Class	2016		2015	2014
Net asset value at beginning of period	$8.47		$10.38	$10.00

Net investment income (loss) (a)	0.09		0.09	0.13
Net realized and unrealized gain (loss) on investments	0.41		(1.61)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.04)	(0.02)

Total from investment operations	0.47		(1.56)	0.40

Less dividends and distributions:
From net investment income	(0.23)		(0.30)	(0.02)
From net realized gain on investments	—		(0.05)	—

Total dividends and distributions	(0.23)		(0.35)	(0.02)

Net asset value at end of period	$8.71		$8.47	$10.38

Total investment return (b)	5.72%		(15.21%)	3.97	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14	%(d)	1.01%	1.33	%††
Net expenses (excluding short sale expenses)	1.80	%(e)	1.84%	1.83	%††
Expenses (before waiver/reimbursement)	2.34%		2.11%	2.13	%††
Short sale expenses	0.01%		0.01%	0.01	%††
Portfolio turnover rate	149%		185%	153%
Net assets at end of period (in 000’s)	$615		$542	$270

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.83%.

38	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,			November 15, 2013** through October 31,
Class C	2016		2015	2014
Net asset value at beginning of period	$8.39		$10.32	$10.00

Net investment income (loss) (a)	0.03		0.02	0.05
Net realized and unrealized gain (loss) on investments	0.40		(1.60)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.04)	(0.02)

Total from investment operations	0.40		(1.62)	0.33

Less dividends and distributions:
From net investment income	(0.17)		(0.26)	(0.01)
From net realized gain on investments	—		(0.05)	—

Total dividends and distributions	(0.17)		(0.31)	(0.01)

Net asset value at end of period	$8.62		$8.39	$10.32

Total investment return (b)	4.94%		(15.88%)	3.29	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38	%(d)	0.22%	0.50	%††
Net expenses (excluding short sale expenses)	2.54	%(e)	2.59%	2.58	%††
Expenses (before waiver/reimbursement)	3.08%		2.86%	2.88	%††
Short sale expenses	0.01%		0.01%	0.01	%††
Portfolio turnover rate	149%		185%	153%
Net assets at end of period (in 000’s)	$894		$598	$519

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.
(e)	Without the custody fee reimbursement, net expenses would have been 2.57%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

	Year ended October 31,			November 15, 2013** through October 31,
Class I	2016		2015	2014
Net asset value at beginning of period	$8.53		$10.42	$10.00

Net investment income (loss) (a)	0.12		0.13	0.18
Net realized and unrealized gain (loss) on investments	0.41		(1.60)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.04)	(0.02)

Total from investment operations	0.50		(1.51)	0.44

Less dividends and distributions:
From net investment income	(0.26)		(0.33)	(0.02)
From net realized gain on investments	—		(0.05)	—

Total dividends and distributions	(0.26)		(0.38)	(0.02)

Net asset value at end of period	$8.77		$8.53	$10.42

Total investment return (b)	6.16%		(14.72%)	4.40	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54	%(d)	1.37%	1.85	%††
Net expenses (excluding short sale expenses)	1.33	%(e)	1.35%	1.35	%††
Expenses (before waiver/reimbursement)	1.86%		1.62%	1.65	%††
Short sale expenses	0.01%		0.01%	0.01	%††
Portfolio turnover rate	149%		185%	153%
Net assets at end of period (in 000’s)	$111,763		$122,110	$182,864

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.36%.

40	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Emerging Markets Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares: Class A, Investor Class, Class C and Class I shares. The inception date for all classes was on November 15, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

41

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2016, certain foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

42	MainStay Emerging Markets Opportunities Fund

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers, and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal

Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable

43

Notes to Financial Statements (continued)

after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Equity Swaps (Total Return Swaps).  During the fiscal year ended October 31, 2016, the Fund used total return swaps to gain short exposure to emerging-market equities in markets. Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset,

44	MainStay Emerging Markets Opportunities Fund

completely or in part, by the change in the value of the hedged investments.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the Fund did not hold any warrants.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the year ended October 31, 2016, the Fund had securities on loan with a value of $1,032,688 and had received non-cash collateral of $1,089,388. The Fund earned income from securities loaned in the amount of $37,577 as reflected in the Statement of Operations.

(N)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. For example, the Fund’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

45

Notes to Financial Statements (continued)

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Unrealized appreciation on total return equity swap contracts	$3,655,856	$3,655,856

Total Fair Value		$3,655,856	$3,655,856

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Unrealized depreciation on total return equity swap contracts	$(2,353,039)	$(2,353,039)

Total Fair Value		$(2,353,039)	$(2,353,039)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Net realized gain (loss) on total return equity swap transactions	$(3,123,110)	$(3,123,110)

Total Realized Gain (Loss)		$(3,123,110)	$(3,123,110)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Net change in unrealized appreciation (depreciation) on total return equity swap contracts	$939,422	$939,422

Total Change in Unrealized Appreciation (Depreciation)		$939,422	$939,422

Average Notional Amount

	Equity Contracts Risk	Total
Total Return Equity Swap Contracts Long	$28,588,540	$28,588,540
Total Return Equity Swap Contracts Short	$(25,422,281)	$(25,422,281)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2016.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Merrill Lynch	$3,655,856	$(2,353,039)	$—	$1,302,817

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2016.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Merrill Lynch	$2,353,039	$(2,353,039)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an amended and restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

46	MainStay Emerging Markets Opportunities Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until March 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $1,196,226 and waived its fees and/or reimbursed expenses in the amount of $545,516.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $851 and $681, respectively. During the year ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $82 and $670, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$241
Investor Class	1,278
Class C	1,680
Class I	10,931

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,171,389	$(35,012,801)	$(66,752)	$6,247,604	$(24,660,560)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of swap contracts, and Passive Foreign Investment Companies (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable and amortization of organizational expenses.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,504,127	$(1,504,127)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), swaps and PFIC adjustments.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $35,012,801 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these

47

Notes to Financial Statements (continued)

capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$24,257	$10,756

During the years ended October 31, 2016 and October 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015
Distributions paid from:
Ordinary Income	$3,550,519	$6,641,036

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $159,777 and $176,413, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	104,292	$817,852
Shares issued to shareholders in reinvestment of dividends and distributions	8,433	65,022
Shares redeemed	(125,016)	(980,037)

Net increase (decrease) in shares outstanding before conversion	(12,291)	(97,163)
Shares converted into Class A (See Note 1)	2,094	17,930
Shares converted from Class A (See Note 1)	(377)	(3,324)

Net increase (decrease)	(10,574)	$(82,557)

Year ended October 31, 2015 (a):
Shares sold	228,610	$2,228,973
Shares issued to shareholders in reinvestment of dividends and distributions	5,765	54,535
Shares redeemed	(75,112)	(688,776)

Net increase (decrease) in shares outstanding before conversion	159,263	1,594,732
Shares converted from Class A (See Note 1)	(11,141)	(91,100)

Net increase (decrease)	148,122	$1,503,632

Investor Class	Shares	Amount
Year ended October 31, 2016:
Shares sold	21,091	$166,529
Shares issued to shareholders in reinvestment of dividends and distributions	1,703	13,116
Shares redeemed	(14,417)	(114,699)

Net increase (decrease) in shares outstanding before conversion	8,377	64,946
Shares converted into Investor Class (See Note 1)	378	3,324
Shares converted from Investor Class (See Note 1)	(2,101)	(17,930)

Net increase (decrease)	6,654	$50,340

Year ended October 31, 2015 (a):
Shares sold	36,248	$340,397
Shares issued to shareholders in reinvestment of dividends and distributions	1,079	10,193
Shares redeemed	(10,530)	(94,209)

Net increase (decrease) in shares outstanding before conversion	26,797	256,381
Shares converted into Investor Class (See Note 1)	11,166	91,100

Net increase (decrease)	37,963	$347,481

48	MainStay Emerging Markets Opportunities Fund

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	54,239	$432,738
Shares issued to shareholders in reinvestment of dividends and distributions	1,722	13,204
Shares redeemed	(23,587)	(185,253)

Net increase (decrease)	32,374	$260,689

Year ended October 31, 2015:
Shares sold	41,845	$406,986
Shares issued to shareholders in reinvestment of dividends and distributions	1,775	16,719
Shares redeemed	(22,617)	(214,301)

Net increase (decrease)	21,003	$209,404

Class I	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,623,155	$20,917,310
Shares issued to shareholders in reinvestment of dividends and distributions	447,136	3,451,893
Shares redeemed	(4,645,448)	(36,817,534)

Net increase (decrease)	(1,575,157)	$(12,448,331)

Year ended October 31, 2015:
Shares sold	7,018,899	$67,039,599
Shares issued to shareholders in reinvestment of dividends and distributions	692,307	6,556,151
Shares redeemed	(10,937,291)	(100,738,158)

Net increase (decrease)	(3,226,085)	$(27,142,408)

(a)	The 2015 conversions were included as part of Shares sold and Shares redeemed in previously issued financial statements. These amounts have been amended for comparative purposes.

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

At meetings held on December 12-14, 2016, the Board approved certain changes to the Fund’s Principal Investment Strategies, effective February 28, 2017 whereby it will no longer hold short positions, either directly or through equity-related derivatives as part of its principal investment strategy.

49

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Emerging Markets Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Emerging Markets Opportunities Fund of MainStay Funds Trust as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

50	MainStay Emerging Markets Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2016, the Fund designated approximately $1,858,954 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2016:

•	the total amount of taxes credited to foreign countries was $511,411.

•	the total amount of income sourced from foreign countries was $3,374,994.

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2016.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

51

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

52	MainStay Emerging Markets Opportunities Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

53

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

54	MainStay Emerging Markets Opportunities Fund

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

55

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302 a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716828 MS316-16	MSEMR11-12/16 (NYLIM) NL244

MainStay Epoch Capital Growth Fund

Message from the President and Annual Report

October 31, 2016

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Message from the President

During the 12 months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. In the fall of 2015 and early 2016, the market appeared to be focused on China’s economic weakness and a prolonged decline in oil prices. Although energy-related companies felt the brunt of these setbacks, the stock market as a whole declined until mid-February, when oil prices began to rise and stocks began a relatively steady recovery.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the end of the reporting period approached, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with large-capitalization stocks generally outperforming stocks of smaller companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks provided mixed performance. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced slightly. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and higher prices for oil, metals and other commodities.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and longer-term U.S. Treasury yields declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds, particularly longer-term issues, were strong performers. Municipal bonds generally provided positive single-digit total returns for the 12 months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided double-digit positive returns during the reporting period, and world bonds as a whole provided positive single-digit positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the 12 months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2016

Class	Sales Charge		Since Inception (6/30/16)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.56 1.00%	1.45 1.45%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.56 1.00	1.48 1.48
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.20 0.80	2.23 2.23
Class I Shares	No Sales Charge		1.10	1.20

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Since Inception (6/30/16)
MSCI World Index[3]	2.84%
Average Lipper Global Multi-Cap Growth[4]	2.73

3.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Global Multi-Cap Growth Fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period June 30, 2016 (the inception date of the Fund), to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 30, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 6/30/16[1]	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[2]

Class A Shares[3]	$1,000.00	$1,010.00	$4.05	$1,012.80	$4.06

Investor Class Shares[3]	$1,000.00	$1,010.00	$4.05	$1,012.80	$4.06

Class C Shares[3]	$1,000.00	$1,008.00	$6.58	$1,010.30	$6.59

Class I Shares[3]	$1,000.00	$1,011.00	$3.21	$1,013.60	$3.21

1.	The inception date of the Fund.
2.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Class A, 1.20% for Investor Class, 1.95% for Class C and 0.95% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 123 (to reflect the period). The table above represents the actual expenses incurred during the period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2016. Had these shares been offered for the full six-month period ended October 31, 2016, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.09 for Class A, $6.09 for Investor Class, $9.88 for Class C and $4.82 for Class I and the ending account value would have been $1,019.10 for Class A, $1,019.10 for Investor Class, $1,015.30 for Class C and $1,020.40 for Class I.

7

Country Composition as of October 31, 2016 (Unaudited)

United States	60.4%
United Kingdom	6.3
Japan	5.7
Canada	3.5
Switzerland	3.5
Australia	2.8
Sweden	2.5
Spain	2.3
Netherlands	2.2
France	2.0
Denmark	1.5
Germany	1.2

Hong Kong	1.1%
Ireland	1.1
China	1.0
Finland	0.8
Belgium	0.7
Norway	0.5
Singapore	0.5
Indonesia	0.3
Israel	0.3
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers as of October 31, 2016 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc.

2.	Microsoft Corp.

3.	F5 Networks, Inc.

4.	NIKE, Inc. Class B

5.	UnitedHealth Group, Inc.
6.	Pfizer, Inc.

7.	Costco Wholesale Corp.

8.	Apple, Inc.

9.	TJX Cos., Inc. (The)

10.	United Parcel Service, Inc. Class B

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael Welhoelter, CFA, William J. Booth, CFA, David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Capital Growth Fund perform relative to its primary benchmark and peers from June 30, 2016, through October 31, 2016?

Excluding all sales charges, MainStay Epoch Capital Growth Fund returned 1.00% for Class A and Investor Class shares and 0.80% for Class C shares from June 30, 2016, through October 31, 2016. Over the same period, Class I shares returned 1.10%. From June 30, 2016, through October 31, 2016, all share classes underperformed the 2.84% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 2.73% return of the Average Lipper2 Global Multi-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund commenced operations on June 30, 2016. From that date through October 31, 2016, stock selection was the most significant detractor from the Fund’s performance relative to the MSCI World Index, particularly in the health care, consumer discretionary, consumer staples and financials sectors. The Fund’s overweight position relative to the Index and stock selection in the information technology sector provided the most significant positive contribution to relative performance. (Contributions take weightings and total returns into account.)

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

An overweight position relative to the MSCI World Index and stock selection in the information technology sector provided the most significant positive contribution to the Fund’s relative performance. An underweight position and stock selection in the energy sector also helped relative performance, as did the Fund’s lack of exposure to utilities stocks, which underperformed the overall market. The most significant relative detractors included an overweight position and stock selection in the health care sector, an underweight position and stock selection in the financials sector and stock selection in consumer-oriented stocks.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the top contributors to Fund’s absolute performance during the reporting period were ARM Holdings, Microsoft and Linear Technology. Multinational semiconductor and software design company ARM Holdings was acquired during the reporting period at a significant premium. Shares of software company Microsoft rose as results revealed strong adoption of its flagship cloud-based services. Microsoft’s commercial cloud annual revenue run-rate grew by over 50%. The company continued to make progress in the infrastructure and software-as-a-service markets. U.S.-based semiconductor company Linear Technology was also acquired at a premium during the reporting period.

The most significant detractors during the reporting period were shares of Novo Nordisk, Henry Schein and Jones Lang LaSalle. Shares of Danish pharmaceutical company Novo Nordisk declined after the company narrowed its revenue growth outlook for 2016 because of a difficult U.S. market. Shares of health care products distributor Henry Schein came under pressure during the reporting period because of emerging group purchasing organizations and fluctuating currency rates. Despite the temporary setback, we believed that the company’s strategy of making prudent acquisitions as part of its expansion strategy could be beneficial going forward. Shares of real estate services company Jones Lang LaSalle declined after the company reported lackluster results during the reporting period and following the U.K.’s surprise vote to exit the European Union. (The company had exposure in Britain and in continental Europe.) As the dust settled following the Brexit vote, Jones Lang LaSalle resumed its disciplined acquisition strategy and improved its outlook for 2017.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several purchases during the reporting period. Among these were AbbVie, Roche Holding, InterContinental Hotels and Smith & Wesson. Among the positions the Fund closed during the reporting period were Astellas Pharma, Newell Brands, Gilead Sciences and Everest Re Group.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the industrials, materials, telecommunications and energy sectors. Over the same period, the Fund reduced its exposure to the remaining sectors, most significantly the consumer discretionary sector.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund’s most significantly overweight positions relative to the MSCI World Index were in the information technology, health care and consumer discretionary sectors. As of the same date, the Fund’s most significantly underweight positions were in the financials, energy and materials sectors.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2016

	Shares	Value
Common Stocks 98.1%†
Australia 2.8%
CSL, Ltd. (Biotechnology)	11,965	$914,819
Northern Star Resources, Ltd. (Metals & Mining)	204,271	646,418
SEEK, Ltd. (Professional Services)	41,314	460,100
Sirtex Medical, Ltd. (Biotechnology)	12,993	275,856

		2,297,193

Belgium 0.7%
Anheuser-Busch InBev S.A. (Beverages)	5,387	618,265

Canada 3.5%
Canadian National Railway Co. (Road & Rail)	6,793	427,038
CCL Industries, Inc. Class B (Containers & Packaging)	1,193	212,166
Constellation Software, Inc. (Software)	1,343	629,146
Dollarama, Inc. (Multiline Retail)	9,872	737,695
Keyera Corp. (Oil, Gas & Consumable Fuels)	16,982	509,726
Linamar Corp. (Auto Components)	10,451	425,037

		2,940,808

China 1.0%
Tencent Holdings, Ltd. (Internet Software & Services)	29,948	794,695

Denmark 1.5%
Novo Nordisk A/S Class B (Pharmaceuticals)	16,172	578,543
Vestas Wind Systems A/S (Electrical Equipment)	8,816	707,148

		1,285,691

Finland 0.8%
Wartsila Oyj ABP (Machinery)	15,900	687,697

France 2.0%
Essilor International S.A. (Health Care Equipment & Supplies)	5,978	671,985
LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	5,405	982,264

		1,654,249

Germany 1.2%
Continental A.G. (Auto Components)	3,222	617,375
Henkel A.G. & Co. KGaA (Household Products)	3,380	372,153

		989,528

Hong Kong 1.1%
Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	33,700	892,520

	Shares	Value
Indonesia 0.3%
Bank Rakyat Indonesia Persero Tbk PT (Banks)	222,382	$207,929

Ireland 1.1%
Shire PLC (Biotechnology)	16,172	920,446

Israel 0.3%
Check Point Software Technologies, Ltd. (Software) (a)	3,214	271,776

Japan 5.7%
Calbee, Inc. (Food Products)	16,000	581,291
COLOPL, Inc. (Software)	19,700	284,220
Kaken Pharmaceutical Co., Ltd. (Pharmaceuticals)	8,400	530,256
Koito Manufacturing Co., Ltd. (Auto Components)	17,700	924,917
Kose Corp. (Personal Products)	8,900	813,874
Sundrug Co., Ltd. (Food & Staples Retailing)	7,000	552,017
Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	19,800	626,833
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	9,800	422,390

		4,735,798

Netherlands 2.2%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	9,755	1,033,375
Randstad Holding N.V. (Professional Services)	7,066	363,906
Wolters Kluwer N.V. (Professional Services)	11,054	427,803

		1,825,084

Norway 0.5%
TGS Nopec Geophysical Co. ASA (Energy Equipment & Services)	20,438	414,333

Singapore 0.5%
Singapore Exchange, Ltd. (Capital Markets)	87,600	446,422

Spain 2.3%
Amadeus IT Group S.A. (IT Services)	19,333	912,581
Industria de Diseno Textil S.A. (Specialty Retail)	28,422	993,572

		1,906,153

Sweden 2.5%
Atlas Copco AB Class B (Machinery)	23,887	624,669
Hennes & Mauritz AB Class B (Specialty Retail)	17,858	502,396
Skanska AB (Construction & Engineering)	41,727	906,411

		2,033,476

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

10	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Switzerland 3.5%
Actelion, Ltd. Registered (Biotechnology) (a)	6,543	$945,530
Chubb, Ltd. (Insurance)	1,852	235,204
Nestle S.A. Registered (Food Products)	7,453	540,400
Roche Holding A.G. (Pharmaceuticals)	3,955	909,264
Schindler Holding A.G. Registered (Machinery)	1,476	272,960

		2,903,358

United Kingdom 6.3%
Admiral Group PLC (Insurance)	26,408	619,640
BT Group PLC (Diversified Telecommunication Services)	89,072	409,876
Burberry Group PLC (Textiles, Apparel & Luxury Goods)	32,124	579,967
Delphi Automotive PLC (Auto Components)	3,255	211,803
InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	21,784	846,570
Prudential PLC (Insurance)	23,645	386,224
RELX N.V. (Professional Services)	49,451	834,630
Smith & Nephew PLC (Health Care Equipment & Supplies)	20,386	295,188
Unilever PLC (Personal Products)	20,472	856,474
WPP PLC (Media)	9,854	214,450

		5,254,822

United States 58.3%
AbbVie, Inc. (Biotechnology)	17,739	989,481
Accenture PLC Class A (IT Services)	4,537	527,381
Alaska Air Group, Inc. (Airlines)	9,418	680,168
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	2,685	230,695
♦Alphabet, Inc.
Class A (Internet Software & Services) (a)	2,272	1,840,093
Class C (Internet Software & Services) (a)	779	611,157
Ambarella, Inc. (Semiconductors & Semiconductor Equipment) (a)	6,663	408,908
Amdocs, Ltd. (IT Services)	9,773	571,232
American Woodmark Corp. (Building Products) (a)	2,785	208,040
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	10,072	645,615
♦Apple, Inc. (Technology Hardware, Storage & Peripherals)	9,373	1,064,210
Automatic Data Processing, Inc. (IT Services)	10,491	913,346
Bank of Hawaii Corp. (Banks)	5,600	420,840
Becton Dickinson & Co. (Health Care Equipment & Supplies)	2,414	405,335
Bio-Techne Corp. (Life Sciences Tools & Services)	3,194	332,144
Biogen, Inc. (Biotechnology) (a)	1,223	342,660
BlackRock, Inc. (Capital Markets)	1,762	601,265
Brunswick Corp. (Leisure Products)	18,532	806,142

	Shares	Value
United States (continued)
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	7,435	$506,472
Casey’s General Stores, Inc. (Food & Staples Retailing)	3,878	438,175
Celgene Corp. (Biotechnology) (a)	4,447	454,394
Centene Corp. (Health Care Providers & Services) (a)	13,820	863,474
Cerner Corp. (Health Care Technology) (a)	3,558	208,428
Cheesecake Factory, Inc. (The) (Hotels, Restaurants & Leisure)	14,145	752,373
Cisco Systems, Inc. (Communications Equipment)	25,579	784,764
Comcast Corp. Class A (Media)	3,247	200,730
♦Costco Wholesale Corp. (Food & Staples Retailing)	7,267	1,074,571
Coty, Inc. Class A (Personal Products) (a)	14,265	327,952
Discover Financial Services (Consumer Finance)	13,995	788,338
Dollar General Corp. (Multiline Retail)	2,916	201,466
Dorman Products, Inc. (Auto Components) (a)	3,983	255,868
E.I. du Pont de Nemours & Co. (Chemicals)	6,149	422,990
Estee Lauder Cos., Inc. (The) Class A (Personal Products)	7,656	667,067
Expeditors International of Washington, Inc. (Air Freight & Logistics)	19,550	1,006,239
♦F5 Networks, Inc. (Communications Equipment) (a)	8,340	1,152,671
Genuine Parts Co. (Distributors)	4,671	423,146
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	14,639	376,222
HealthSouth Corp. (Health Care Providers & Services)	7,230	290,285
Henry Schein, Inc. (Health Care Providers & Services) (a)	6,448	962,042
Hexcel Corp. (Aerospace & Defense)	9,886	449,714
Home Depot, Inc. (The) (Specialty Retail)	1,657	202,171
J.B. Hunt Transport Services, Inc. (Road & Rail)	4,986	406,907
Jack Henry & Associates, Inc. (IT Services)	7,121	576,943
Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	3,107	340,123
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	8,161	790,393
L Brands, Inc. (Specialty Retail)	6,209	448,228
Linear Technology Corp. (Semiconductors & Semiconductor Equipment)	13,670	821,020
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	7,851	539,364
Mastercard, Inc. Class A (IT Services)	4,687	501,603
♦Microsoft Corp. (Software)	37,947	2,273,784
Monster Beverage Corp. (Beverages) (a)	3,419	493,498
Moody’s Corp. (Capital Markets)	5,685	571,456
Mylan N.V. (Pharmaceuticals) (a)	16,858	615,317

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
United States (continued)
♦NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	22,792	$1,143,703
NVR, Inc. (Household Durables) (a)	135	205,605
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	3,788	237,583
Paychex, Inc. (IT Services)	18,562	1,024,622
♦Pfizer, Inc. (Pharmaceuticals)	34,909	1,106,964
Public Storage (Real Estate Investment Trusts)	1,687	360,546
Rollins, Inc. (Commercial Services & Supplies)	15,741	485,138
Signature Bank (Banks) (a)	3,505	422,563
Smith & Wesson Holding Corp. (Leisure Products) (a)	31,294	827,100
Tanger Factory Outlet Centers, Inc. (Real Estate Investment Trusts)	22,715	790,482
Tessera Technologies, Inc. (Semiconductors & Semiconductor Equipment)	13,139	487,457
♦TJX Cos., Inc. (The) (Specialty Retail)	14,310	1,055,363
Total System Services, Inc. (IT Services)	6,104	304,468
Union Pacific Corp. (Road & Rail)	9,773	861,783
♦United Parcel Service, Inc. Class B (Air Freight & Logistics)	9,773	1,053,138
United Therapeutics Corp. (Biotechnology) (a)	6,296	755,961
♦UnitedHealth Group, Inc. (Health Care Providers & Services)	7,866	1,111,702
Universal Health Services, Inc. Class B (Health Care Providers & Services)	3,365	406,189
Visa, Inc. Class A (IT Services)	11,235	927,000
W.W. Grainger, Inc. (Trading Companies & Distributors)	2,021	420,611
WABCO Holdings, Inc. (Machinery) (a)	7,596	747,902
Western Alliance Bancorp (Banks) (a)	12,459	465,468
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	4,836	417,250

		48,405,498

Total Common Stocks (Cost $83,370,871)		81,485,741

	Principal Amount	Value
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
United States 2.1%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $1,744,455 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.00% and a maturity date of 8/15/18, with a Principal Amount of $1,780,000 and a Market Value of $1,782,225)	$1,744,453	$1,744,453

Total Short-Term Investment (Cost $1,744,453)		1,744,453

Total Investments (Cost $85,115,324) (b)	100.2%	83,230,194
Other Assets, Less Liabilities	(0.2)	(183,999)
Net Assets	100.0%	$83,046,195

(a)	Non-income producing security.

(b)	As of October 31, 2016, cost was $85,115,324 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$2,134,439
Gross unrealized depreciation	(4,019,569)

Net unrealized depreciation	$(1,885,130)

12	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$81,485,741	$—	$—	$81,485,741
Short-Term Investment
Repurchase Agreement	—	1,744,453	—	1,744,453

Total Investments in Securities	$81,485,741	$1,744,453	$—	$83,230,194

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2016

Assets
Investment in securities, at value (identified cost $85,115,324)	$83,230,194
Due from custodian	673
Receivables:
Investment securities sold	831,051
Dividends and interest	83,157
Prepaid offering costs (See Note 2)	42,869
Other assets	986

Total assets	84,188,930

Liabilities
Payables:
Investment securities purchased	1,047,105
Manager (See Note 3)	58,200
Professional fees	7,077
Shareholder communication	5,376
Custodian	5,010
Transfer agent (See Note 3)	918
Trustees	237
NYLIFE Distributors (See Note 3)	33
Accrued expenses	18,779

Total liabilities	1,142,735

Net assets	$83,046,195

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,213
Additional paid-in capital	85,346,064

85,354,277
Undistributed net investment income	149,318
Accumulated net realized gain (loss) on investments and foreign currency transactions	(570,085)
Net unrealized appreciation (depreciation) on investments	(1,885,130)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(2,185)

Net assets	$83,046,195

Class A
Net assets applicable to outstanding shares	$25,262

Shares of beneficial interest outstanding	2,500

Net asset value per share outstanding	$10.10
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.69

Investor Class
Net assets applicable to outstanding shares	$25,262

Shares of beneficial interest outstanding	2,500

Net asset value per share outstanding	$10.10
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.69

Class C
Net assets applicable to outstanding shares	$25,199

Shares of beneficial interest outstanding	2,500

Net asset value and offering price per share outstanding	$10.08

Class I
Net assets applicable to outstanding shares	$82,970,472

Shares of beneficial interest outstanding	8,205,389

Net asset value and offering price per share outstanding	$10.11

14	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period June 30, 2016 (inception date) through October 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$372,004
Interest	332

Total income	372,336

Expenses
Manager (See Note 3)	176,796
Organization (See Note 2)	50,000
Professional fees	38,199
Amortization of offering costs (See Note 2)	21,789
Custodian	12,843
Shareholder communication	10,006
Registration	2,386
Transfer agent (See Note 3)	1,377
Trustees	1,025
Distribution/Service—Class A (See Note 3)	22
Distribution/Service—Investor Class (See Note 3)	22
Distribution/Service—Class C (See Note 3)	87
Miscellaneous	6,281

Total expenses before waiver/reimbursement	320,833
Expense waiver/reimbursement from Manager (See Note 3)	(96,856)

Net expenses	223,977

Net investment income (loss)	148,359

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(570,085)
Foreign currency transactions	910

Net realized gain (loss) on investments and foreign currency transactions	(569,175)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,885,130)
Translation of other assets and liabilities in foreign currencies	(2,185)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,887,315)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2,456,490)

Net increase (decrease) in net assets resulting from operations	$(2,308,131)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $11,216.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Changes in Net Assets

for the period June 30, 2016 (inception date) through October 31, 2016

2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$148,359
Net realized gain (loss) on investments and foreign currency transactions	(569,175)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,887,315)

Net increase (decrease) in net assets resulting from operations	(2,308,131)

Capital share transactions:
Net proceeds from sale of shares	85,951,793
Cost of shares redeemed	(597,467)

Increase (decrease) in net assets derived from capital share transactions	85,354,326

Net increase (decrease) in net assets	83,046,195

Net Assets
Beginning of period	—

End of period	$83,046,195

Undistributed net investment income at end of period	$149,318

16	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class A	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.09
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)

Total from investment operations	0.10

Net asset value at end of period	$10.10

Total investment return (a)(b)	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.22%
Net expenses††	1.20%
Expenses (before waiver/reimbursement)††	1.61%
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$25

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Investor Class	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	0.09
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)

Total from investment operations	0.10

Net asset value at end of period	$10.10

Total investment return (a)(b)	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.23%
Net expenses††	1.20%
Expenses (before waiver/reimbursement)††	1.61%
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$25

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Class C	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	0.10
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)

Total from investment operations	0.08

Net asset value at end of period	$10.08

Total investment return (a)(b)	0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.50%)
Net expenses††	1.95%
Expenses (before waiver/reimbursement)††	2.36%
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$25

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Class I	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments	0.09
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)

Total from investment operations	0.11

Net asset value at end of period	$10.11

Total investment return (a)(b)	1.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.63%
Net expenses††	0.95%
Expenses (before waiver/reimbursement)††	1.36%
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$82,970

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

18	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares: Class A, Investor Class, Class C and Class I shares. The inception date for all classes was June 30, 2016. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2016, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The

20	MainStay Epoch Capital Growth Fund

valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the period ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at

NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Company are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

21

Notes to Financial Statements (continued)

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Offering and Organization Costs.  Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund are expensed on the first day of operations.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the period ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.75% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.20% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. This agreement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

22	MainStay Epoch Capital Growth Fund

During the period ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $176,796 and waived its fees and/or reimbursed expenses in the amount of $96,856.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the period ended October 31, 2016, the Fund was advised by the Distributor that there were no initial sales charges retained on sales of Class A and Investor Class shares. During the period ended October 31, 2016, the Fund was also advised that the Distributor did not retain any CDSCs on redemptions of Class C shares.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Company. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the period ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$1
Class I	1,376

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2106, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$25,262	100.0%
Investor Class	25,262	100.0
Class C	25,199	100.0
Class I	4,979,175	6.0

Note 4–Federal Income Tax

As of October 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$221,308	$(570,085)	$(71,990)	$(1,887,315)	$(2,308,082)

The other temporary differences are primarily due to amortization of organizational expenses.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$959	$(910)	$(49)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), and nondeductible expenses.

As of October 31, 2016, for federal income tax purposes, capital loss carryforwards of $570,085 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$570	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

23

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the period ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the period ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the period ended October 31, 2016, purchases and sales of securities, other than short-term securities, were $101,248 and $17,307, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

Investor Class	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

Class C	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	2,500	$25,000

Net increase (decrease)	2,500	$25,000

Class I	Shares	Amount
Period ended October 31, 2016 (a):
Shares sold	8,262,912	$85,876,793
Shares redeemed	(57,523)	(597,467)

Net increase (decrease)	8,205,389	$85,279,326

(a) The inception date of the Fund was June 30, 2016.

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch Capital Growth Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Capital Growth Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2016, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period June 30, 2016 (inception date) through October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period June 30, 2016 (inception date) through October 31, 2016, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 22, 2016

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its June 21-22, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Capital Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with the June 2016 meeting, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by New York Life Investments. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund and the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the expected profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Fund (the “Independent Trustees”). The Board in particular considered materials provided in connection with its March 2016 meeting regarding the proposed establishment of the Fund. Other information relevant to the Board’s consideration of the Agreements that was provided to the Board at its meetings throughout the year included, among other items, periodic reports on New York Life Investments’ and Epoch’s legal and compliance matters, risk management and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

The Board also received an overview of the Fund’s proposed distribution arrangements. In addition, the Board received information regarding the Fund’s anticipated payment of Rule 12b-1 distribution and service fees. New York Life Investments also provided the Board with information regarding the anticipated revenue sharing payments likely to be made to intermediaries that will promote the sale, distribution, and/or servicing of Fund shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and Epoch; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products managed by such portfolio managers with similar investment strategies to the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit Fund shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Fund’s proposed fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Fund’s proposed management fee and projected overall total ordinary operating expenses as compared to certain peer funds.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, will have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of services that New York Life Investments will supply to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services

26	MainStay Epoch Capital Growth Fund

provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments will be set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that are likely to benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch proposed to provide to the Fund. The Board evaluated Epoch’s experience in managing other portfolios, including those with similar investment strategies to the Fund. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Fund, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that the Fund likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations. The Board discussed with management and the Fund’s proposed portfolio management team the Fund’s investment processes, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by New York Life Investments and Epoch. The Fund discloses information about investment performance in the Portfolio Management Discussion and Analysis,

Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund’s prospectus

Costs of the Services to Be Provided, and Profits to Be Realized, by New York Life Investments and Epoch

The Board considered the anticipated costs of the services to be provided by New York Life Investments and Epoch under the Agreements and the profits expected to be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are to be paid by New York Life Investments, not the Fund, the Board primarily considered the profits expected to be realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the anticipated costs of the services to be provided by New York Life Investments and Epoch and the expected profits to be realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments will be responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to provide high-quality services to the Fund. The Board also recognized that the Fund will benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s potential profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Epoch and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other anticipated revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the contract review process.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits expected to be realized by Epoch due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and Epoch and will be based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s proposed expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Group of Funds. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s proposed management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, because the fees to be paid to Epoch will be paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Fund. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any proposed contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees will be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which will be charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, will charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it will provide to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it may make to intermediaries in connection with the services it will provide to the Fund.

The Board considered that, because the Fund’s transfer agent fees will be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a

28	MainStay Epoch Capital Growth Fund

significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2014, 2015 and 2016. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s proposed management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

29

Federal Income Tax Information

(Unaudited)

In February 2017, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2016. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2016.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782), visiting the Fund’s website at mainstayinvestments.com or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Epoch Capital Growth Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay Funds: Trustee since January 2016; MainStay Funds Trust: Trustee since January 2016.	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 1990.***	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)**;
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan 12/5/41	MainStay Funds: Chairman since 2013 and Trustee since 2007; MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.***	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); (31 portfolios);
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; and
				Boston University: Trustee since 2014.

32	MainStay Epoch Capital Growth Fund

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**; and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.***	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

MainStay VP Funds Trust: Trustee since 1997 (31 portfolios)**;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser will retire from the Board of Trustees on or about December 31, 2016.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Epoch Capital Growth Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716812 MS136-16	MSECG11-12/16 (NYLIM) NL284

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Alan R. Latshaw. Mr. Latshaw is “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2016 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,446,400.

The aggregate fees billed for the fiscal year ended October 31, 2015 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,334,200.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $5,000 for the fiscal year ended October 31, 2016; and (ii) $7,500 for the fiscal year ended October 31, 2015. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended October 31, 2016; and (ii) $0 during the fiscal year ended October 31, 2015. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2016; and $0 during the fiscal year ended October 31, 2015.

(e)	Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2016 and October 31, 2015 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2016; and $0 for the fiscal year ended October 31, 2015.

(h)  The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2016 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)    Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	January 6, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	January 6, 2017

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.